As filed with the SEC on March 8, 2007.

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04419

AEGON/TRANSAMERICA SERIES TRUST
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida		33716
(Address of principal executive offices)		(Zip code)

Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(727) 299-1800

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2006 - December 31, 2006

Item 1: Report(s) to Shareholders.  The Annual Report is attached.

AEGON/Transamerica Series Trust Annual Report Winter 2006

AEGON/Transamerica Series Trust Annual Report

570 Carillon Parkway
St. Petersburg, FL 33716
Distributor: AFSG Securities Corporation
Customer Service: 1-800-851-9777

The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on a semi-annual basis with the hope that they will foster greater understanding of the investment options' holdings, performance, financial data, accounting policies and other issues. Unlike our past reports, this streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Shareholder,

On behalf of AEGON/Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products and we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report. On August 8, 2006, the Federal Reserve decided to keep the federal funds rate at 5.25%, changing its course of consistent interest rate increases that began on June 30, 2004. This development, coupled with oil prices that receded from peaks reached in mid-summer 2006, provided some tailwind for the markets and some respite from downside volatility experienced in May and June. While concerns over a slowdown in the housing markets and lower Gross Domestic Product growth have weighed on investor sentiment, the markets have generally exhibited resilience for the annual period ended December 31, 2006. For the twelve months ended December 31, 2006, the Dow Jones Industrial Average returned 19.05%, while the Standard & Poor's 500 Index returned 15.78%. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a comprehensive picture of your current and future financial needs. In addition, financial advisers are familiar with the market's history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance. Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter President & Chief Executive Officer AEGON/Transamerica Series Trust	Christopher A. Staples Senior Vice President – Investment Management AEGON/Transamerica Series Trust

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of AEGON/Transamerica Series Trust. These views are subject to change based upon market conditions. These views should not be relied on as investment advice and are not indicative of a trading intent on behalf of the AEGON/Transamerica Series Trust.

AEGON Bond

MARKET ENVIRONMENT

The economy began the year on a strong note, with gross domestic product ("GDP") growth of 5.6% recorded for the first quarter. Concerned about the robust pace of economic growth and mounting inflationary pressures, the Federal Open Market Committee ("FOMC") raised the federal funds target rate twice during the first quarter and two more times in the second. Bond yields moved upward on concerns that stronger economic growth would lead to accelerating inflation and additional interest rate hikes from the Federal Reserve Board ("Fed").

By the third quarter, evidence emerged that the sharp slowdown in the housing market was having an impact on the pace of economic growth. The report on second-quarter GDP, released in the third quarter, showed that economic growth fell to 2.6%. In addition, oil prices moderated, lifting some inflationary concerns. The data were enough for the Fed to change course, holding the federal funds rate steady at 5.25% at its August meeting, and marking the first time in 18 consecutive meetings that the federal funds rate did not increase. After an initially muted response by market participants, a slight moderation in subsequent inflation readings and a relatively dovish set of minutes from the FOMC helped to persuade investors that the federal funds rate may have peaked for this cycle.

The yield on the benchmark 10-year Treasury note ended the year at 4.70%, compared to 4.39% at the end of 2005. The yield curve further inverted during the year, with the two-year Treasury note ending the year at 4.81%.

PERFORMANCE

For the year ended December 31, 2006, AEGON Bond, Initial Class returned 3.92%. By comparison its primary and secondary benchmarks, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Government/Credit Index, returned 4.33% and 3.78%, respectively.

STRATEGY REVIEW

We did not materially change our sector allocations throughout the year. Specifically, we remained overweight in mortgage securities, including commercial mortgage-backed securities ("CMBS"), and underweight in agency debentures and corporate bonds. Given the sector's positive excess returns, our corporate underweight had a modest negative effect on the portfolio's relative performance. On the positive side, our security selection in the corporate sector offset somewhat our underweight position.

In an environment of rising name-specific event risk and generally tight spreads, we maintained a defensive credit posture, overweighting the "Aaa" segment and underweighting the "Baa" area. In terms of maturity structure, we continued to overweight securities with maturities of one year and less and underweight securities with maturities of 20 years and longer. We continued to favor Treasury STRIPS in the 2014-2018 range for duration purposes. Throughout the year, our duration remained neutral relative to the benchmark, but ended the year slightly longer at 4.76 years versus 4.46 years for the benchmark.

Douglas S. Swanson

Portfolio Manager
JPMorgan Investment Advisors Inc.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 1

AEGON Bond

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	3.92%	4.97%	5.87%	6.76%	10/2/86
LBAB[1]	4.33%	5.06%	6.24%	7.42%	10/2/86
LBGC[1]	3.78%	5.17%	6.27%	7.38%	10/2/86
Service Class	3.63%	–	–	3.21%	5/1/03

NOTES

1  The Lehman Brothers Aggregate Bond (LBAB) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 2

AEGON Bond

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,046.30	0.57%	$2.94
Hypothetical (b)	1,000.00	1,022.33	0.57	2.91
Service Class
Actual	1,000.00	1,044.70	0.82	4.23
Hypothetical (b)	1,000.00	1,021.07	0.82	4.18

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Type
At December 31, 2006

This chart shows the percentage breakdown by bond type of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 3

AEGON Bond

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (20.9%)
U.S. Treasury Bond
11.75%, due 11/15/2014 †	$2,500	$2,964
7.25%, due 05/15/2016 † 7.50%, due 11/15/2016 † 7.25%, due 08/15/2022 6.25%, due 08/15/2023 † 7.63%, due 02/15/2025 6.50%, due 11/15/2026	2,000 2,750 300 5,000 1,125 1,500	2,377 3,342 376 5,755 1,489 1,802
U.S. Treasury STRIPS Zero Coupon, due 05/15/2008 Zero Coupon, due 02/15/2009 Zero Coupon, due 02/15/2010 Zero Coupon, due 02/15/2011 Zero Coupon, due 05/15/2012 Zero Coupon, due 08/15/2012 Zero Coupon, due 11/15/2012 Zero Coupon, due 02/15/2013 Zero Coupon, due 05/15/2013 Zero Coupon, due 11/15/2013 Zero Coupon, due 02/15/2014 Zero Coupon, due 11/15/2014 Zero Coupon, due 02/15/2016 Zero Coupon, due 05/15/2016 Zero Coupon, due 02/15/2017 Zero Coupon, due 11/15/2017 Zero Coupon, due 02/15/2019 Zero Coupon, due 02/15/2022 Zero Coupon, due 02/15/2023	1,000 200 1,140 950 1,200 250 1,200 200 200 3,000 750 100 1,650 2,200 8,400 200 300 150 750	936 181 987 787 944 193 915 151 149 2,182 539 69 1,072 1,413 5,197 119 166 71 338
U.S. Treasury Note 6.50%, due 02/15/2010	585	615
Total U.S. Government Obligations (cost: $33,297)		35,129
U.S. GOVERNMENT AGENCY OBLIGATIONS (45.8%)
Fannie Mae 7.50%, due 01/01/2008 7.00%, due 01/25/2008 6.50%, due 04/01/2008 6.73%, due 10/25/2008 * 8.00%, due 07/01/2009 5.50%, due 06/01/2012 6.50%, due 12/25/2012 5.00%, due 11/25/2015 6.00%, due 03/25/2016 5.00%, due 12/01/2016 7.00%, due 12/25/2016 5.50%, due 03/01/2017 6.50%, due 03/01/2017 5.50%, due 04/25/2017	52 150 57 75 161 186 634 1,500 624 198 1,220 542 165 1,000	53 151 57 75 165 186 636 1,483 631 196 1,237 542 169 1,006

	Principal	Value
5.50%, due 09/01/2017	$449	$449
7.00%, due 09/01/2017
9.50%, due 06/25/2018
4.00%, due 07/01/2018
4.00%, due 12/01/2018
4.50%, due 03/01/2019
9.00%, due 10/01/2019
6.50%, due 08/01/2020
6.50%, due 02/25/2022
7.00%, due 06/17/2022
5.50%, due 05/25/2023
9.00%, due 06/01/2025
7.00%, due 03/25/2031
7.00%, due 09/25/2031
7.00%, due 09/25/2031
7.00%, due 11/25/2031
7.80%, due 02/25/2032 *
10.00%, due 03/25/2032 *
6.50%, due 04/25/2032
6.50%, due 11/25/2032
6.00%, due 12/01/2032
4.67%, due 12/25/2032 *
Zero Coupon, due 01/01/2033 (a)
6.00%, due 03/01/2033
6.00%, due 03/01/2033
6.00%, due 03/01/2033
5.50%, due 04/01/2033
4.00%, due 04/25/2033
5.75%, due 06/25/2033
0.38%, due 07/25/2033 *
0.33%, due 08/25/2033 *
Zero Coupon, due 09/01/2033 (a)
3.58%, due 09/25/2033 *
Zero Coupon, due 12/25/2033 (a)
5.50%, due 02/25/2034
1.05%, due 03/25/2034 *
Zero Coupon, due 04/25/2034 (a)
4.81%, due 04/25/2034 *
2.60%, due 05/25/2034 *
4.81%, due 05/25/2034 *
4.85%, due 01/01/2035 *
5.50%, due 12/25/2035
6.50%, due 01/01/2036
Zero Coupon, due 04/25/2036 (a)
Zero Coupon, due 06/25/2036 (a)
Zero Coupon, due 07/25/2036 (a)
Zero Coupon, due 11/25/2036 (a)
6.50%, due 10/25/2042
6.50%, due 12/25/2042
7.50%, due 12/25/2042	375 235 190 776 672 113 314 547 2 500 151 178 325 394 717 89 60 527 1,000 458 169 186 201 130 91 438 500 750 291 223 130 141 938 600 165 94 376 108 585 298 300 406 189 233 197 493 143 503 231	386 255 179 733 649 121 322 559 2 486 163 184 337 408 747 96 67 527 1,038 462 162 141 202 131 92 433 413 743 190 144 95 124 692 594 111 57 370 97 569 296 291 415 138 184 150 348 145 511 240

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 4

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Federal Home Loan Bank 4.72%, due 09/20/2012 *	$432	$421
Freddie Mac
5.50%, due 02/15/2009
4.13%, due 07/12/2010
5.75%, due 01/15/2012
6.00%, due 02/15/2013
5.50%, due 09/15/2013
5.50%, due 10/15/2013
6.50%, due 10/15/2013
6.00%, due 12/15/2013
6.00%, due 12/15/2013
5.00%, due 07/15/2014
6.00%, due 08/15/2015
2.44%, due 10/15/2015 *
5.50%, due 11/15/2015
6.50%, due 04/01/2016
5.50%, due 02/15/2017
2.35%, due 07/15/2017 *(b)
6.50%, due 12/01/2017
4.00%, due 05/01/2019
8.50%, due 09/15/2020
6.00%, due 12/15/2020
5.50%, due 12/15/2022
7.50%, due 02/15/2023
5.00%, due 05/15/2023
7.00%, due 03/15/2024
Zero Coupon, due 02/15/2029 (a)
7.00%, due 06/15/2029
6.00%, due 11/15/2029
8.00%, due 01/15/2030
3.50%, due 05/15/2030 *
6.00%, due 05/15/2030
7.50%, due 08/15/2030
7.25%, due 09/15/2030
7.00%, due 10/15/2030
7.25%, due 12/15/2030
6.50%, due 08/15/2031
2.65%, due 03/15/2032 *(b)
4.00%, due 03/15/2032
6.38%, due 03/15/2032
6.50%, due 03/15/2032
7.00%, due 03/15/2032
7.00%, due 04/15/2032
7.00%, due 05/15/2032
6.50%, due 06/15/2032
6.50%, due 07/15/2032
7.50%, due 07/25/2032
6.00%, due 11/15/2032	453 573 200 969 685 693 86 977 1,672 826 1,285 712 203 142 1,000 1,249 382 914 263 976 1,000 678 325 1,000 175 1,000 655 885 313 393 244 1,089 696 326 542 325 1,000 965 729 2,256 907 711 536 999 587 500	451 558 207 982 689 695 86 988 1,692 821 1,285 644 203 145 1,001 76 391 861 279 978 999 697 317 1,044 151 1,056 659 920 295 396 254 1,120 715 332 556 25 936 982 751 2,328 937 731 552 1,039 608 506

	Principal	Value
Zero Coupon, due 12/15/2032 (a)	$136	$111
Zero Coupon, due 12/15/2032 (a)
Zero Coupon, due 01/15/2033 (a)
1.65%, due 02/15/2033 *(b)
2.20%, due 02/15/2033 *(b)
6.00%, due 02/15/2033
1.75%, due 03/15/2033 *(b)
Zero Coupon, due 10/15/2033 (a)
0.98%, due 10/15/2033 *
0.98%, due 11/15/2033 *
1.05%, due 01/15/2034 *
1.30%, due 02/15/2034 *
Zero Coupon, due 03/15/2034 (a)
1.05%, due 04/15/2034 *
Zero Coupon, due 08/15/2034 (a)
0.69%, due 11/15/2035 *
Zero Coupon, due 02/15/2036 (a)
Zero Coupon, due 02/15/2036 (a)
Zero Coupon, due 03/15/2036 (a)
Zero Coupon, due 04/15/2036 (a)
Zero Coupon, due 05/15/2036 *
Zero Coupon, due 07/15/2036 (a)
6.50%, due 11/01/2036
7.50%, due 08/25/2042 *
6.50%, due 02/25/2043
7.00%, due 02/25/2043	205 400 1,558 1,064 500 1,754 250 184 108 700 75 60 190 125 89 238 140 194 293 146 150 494 246 527 170	167 252 83 68 505 103 131 126 73 396 45 33 131 87 85 181 105 148 216 119 112 504 255 537 175
Ginnie Mae 7.50%, due 09/15/2009 6.00%, due 03/20/2013 5.50%, due 12/20/2013 6.00%, due 12/20/2014 8.00%, due 01/15/2016 7.00%, due 07/15/2017 6.50%, due 03/15/2023 6.50%, due 10/16/2024 9.00%, due 05/16/2027 6.50%, due 04/20/2029 7.50%, due 11/20/2029 8.00%, due 12/20/2029 8.50%, due 02/16/2030 8.00%, due 06/20/2030 7.50%, due 09/20/2030 7.33%, due 11/20/2030 6.50%, due 03/20/2031 9.32%, due 04/20/2031 * 7.00%, due 10/20/2031 6.50%, due 12/20/2031 5.50%, due 01/20/2032 (b) 6.50%, due 01/20/2032	146 1,498 706 301 162 227 13 1,200 63 803 378 217 892 95 255 93 487 72 425 773 449 631	148 1,495 709 301 171 234 13 1,243 66 821 394 226 960 100 259 95 497 79 441 791 68 646

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 5

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Ginnie Mae (continued)
2.60%, due 04/16/2032 *(b)	$520	$40
6.50%, due 06/20/2032 6.50%, due 06/20/2032 6.50%, due 07/16/2032 6.50%, due 07/20/2032 6.50%, due 08/20/2032 Zero Coupon, due 03/16/2033 (a) Zero Coupon, due 06/16/2033 (a) 6.50%, due 06/20/2033 4.95%, due 04/16/2034 *	1,400 473 1,000 860 382 69 207 850 103	1,445 487 1,031 883 392 55 158 913 97
U.S. Department of Veteran Affairs 7.50%, due 02/15/2027	1,534	1,614
Total U.S. Government Agency Obligations (cost: $79,958)		76,814
FOREIGN GOVERNMENT OBLIGATIONS (0.6%)
United Mexican States 4.63%, due 10/08/2008 6.38%, due 01/16/2013 7.50%, due 04/08/2033	330 75 500	326 79 590
Total Foreign Government Obligations (cost: $896)		995
MORTGAGE-BACKED SECURITIES (12.5%)
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB 5.18%, due 09/10/2047 *	150	149
Banc of America Funding Corp., Series 2004-1 Zero Coupon, due 03/25/2034 (a)	156	118
Banc of America Funding Corp., Series 2005-7, Class 30PO Zero Coupon, due 11/25/2035 (a)	286	204
Banc of America Funding Corp., Series 2005-8, Class 30PO Zero Coupon, due 01/25/2036 (a)	96	68
Bank of America Mortgage Securities–Series 2004-E, Class 2A5 4.11%, due 06/25/2034 *	400	390
Bear Stearns Adjustable Rate Mortgage Trust–Series 2006-1, Class 1A1 4.63%, due 02/25/2036 *	557	547
Bear Stearns Commercial Mortgage Securities–Series 2000-WF1 7.64%, due 02/15/2032	61	63
Commercial Mortgage Asset Trust–Series 1999-C1 6.59%, due 01/17/2032	139	139

	Principal	Value
Commercial Mortgage Pass-Through–Series 2001-J2–144A 6.30%, due 07/16/2034	$4,000	$4,166
Countrywide Alternative Loan Trust, Series 2003-J1 Zero Coupon, due 10/25/2033 (a)	201	151
Countrywide Alternative Loan Trust, Series 2004-2CB, Class 1A9 5.75%, due 03/25/2034	296	289
Countrywide Alternative Loan Trust, Series 2005-22T1, Class A2 Zero Coupon, due 06/25/2035 *(b)	3,673	25
Countrywide Alternative Loan Trust, Series 2005-26CB, Class A10 3.35%, due 07/25/2035 *	140	134
Countrywide Alternative Loan Trust, Series 2005-28CB, Class 1A4 5.50%, due 08/25/2035	500	482
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1A11 5.50%, due 11/25/2035	200	197
Countrywide Alternative Loan Trust, Series 2005-J1, Class 1A4 Zero Coupon, due 02/25/2035 *(b)	1,973	13
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-7 4.07%, due 06/25/2034 *	187	183
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-22, Class 2A1 5.28%, due 11/25/2035 *	790	785
Countrywide Home Loan Mortgage Pass Through Trust–Series 2004-HYB1 4.25%, due 05/20/2034 *	189	187
First Horizon Asset Securities, Inc.–Series 2004-AR7 4.92%, due 02/25/2035 *	370	367
GE Capital Commercial Mortgage Corp.– Series 2001-2 6.44%, due 08/11/2033	3,000	3,142
MASTR Adjustable Rate Mortgages Trust–Series 2004-13 3.82%, due 04/21/2034 *	366	358
MASTR Alternative Loans Trust–Series 2004-10 4.50%, due 09/25/2019	452	433
MASTR Asset Securitization Trust–Series 2003-4 5.00%, due 05/25/2018	181	180

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 6

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
MASTR Resecuritization Trust–144A Zero Coupon, due 05/28/2035 (a)	$858	$596
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB 4.67%, due 06/12/2043 *	300	290
Morgan Stanley Capital I–Series 1998-HF2 6.59%, due 11/15/2030 *	2,000	2,036
MortgageIT Trust, Series 2005-1 5.67%, due 02/25/2035 *	208	208
Nomura Asset Acceptance Corp.– Series 2003-A1 7.00%, due 04/25/2033 28 28 6.00%, due 05/25/2033	113	112
Prudential Securities Secured Financing Corp.–Series 1998-C1 6.51%, due 07/15/2008	1,652	1,664
Residential Accredit Loans, Inc.– Series 2002-QS16 5.44%, due 10/25/2017 *	117	115
Residential Accredit Loans, Inc.– Series 2003-QS3 4.73%, due 02/25/2018 *	95	90
Residential Funding Mortgage Security I, Series 2004-S6, Class 2A6 Zero Coupon, due 06/25/2034 (a)	154	109
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-2, Class 1A4 Zero Coupon, due 04/25/2035 *(b)	2,577	16
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7 5.50%, due 06/25/2035	500	489
Washington Mutual MSC Mortgage Pass-Through Certificates-Series 2003-MS7 Zero Coupon, due 03/25/2033 (a)	222	174
Washington Mutual–Series 2002-S7 Zero Coupon, due 11/25/2017 (a)	292	257
Washington Mutual–Series 2004-AR3 4.24%, due 06/25/2034 *	157	154
Wells Fargo Mortgage Backed Securities Trust–Series 2004-7 5.00%, due 07/25/2019	370	362
Wells Fargo Mortgage Backed Securities Trust–Series 2004-BB 4.56%, due 01/25/2035 *	652	643

	Principal	Value
Wells Fargo Mortgage Backed Securities Trust–Series 2004-EE 3.99%, due 12/25/2034 *	$357	$352
Wells Fargo Mortgage Backed Securities Trust–Series 2004-S 3.54%, due 09/25/2034 *	500	484
Total Mortgage-Backed Securities (cost: $20,801)		20,949
ASSET-BACKED SECURITIES (0.7%)
Citibank Credit Card Issuance, Series 2005-B1, Class B1 4.40%, due 09/15/2010	150	148
Countrywide Asset-Backed Certificates– Series 2004-AB2 5.62%, due 05/25/2036 *	208	208
Household Automotive Trust, Series 2005-1, Class A4 4.35%, due 06/18/2012	110	108
Household Credit Card Master Note Trust I, Series 2006-1, Class A 5.10%, due 06/15/2012	150	150
MBNA Credit Card Master Trust– Series 2003-1C 7.05%, due 06/15/2012 *	150	156
MBNA Master Credit Card Trust USA– Series 1999-J–144A 7.85%, due 02/15/2012	300	321
Residential Asset Mortgage Products, Inc.– Series 2001-RS3 6.79%, due 10/25/2031	9	9
Total Asset-Backed Securities (cost: $1,105)		1,100
CORPORATE DEBT SECURITIES (18.3%)
Aerospace (0.1%)
Textron Financial Corp. 5.13%, due 02/03/2011	80	79
Automotive (0.1%)
Toyota Motor Credit Corp. 2.88%, due 08/01/2008	100	96
Business Credit Institutions (0.9%)
CIT Group, Inc. 7.75%, due 04/02/2012	150	165
Systems 2001 AT LLC–Series 2001–144A 6.66%, due 09/15/2013	1,209	1,266
Business Services (0.0%)
International Lease Finance Corp. 5.88%, due 05/01/2013	75	77

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 7

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Chemicals & Allied Products (1.4%)
Dow Chemical Co. (The) 6.13%, due 02/01/2011	$260	$267
DSM NV–144A 6.75%, due 05/15/2009	2,000	2,055
Commercial Banks (2.4%)
Bank of America Corp. 7.40%, due 01/15/2011	1,600	1,723
Citigroup, Inc. 4.25%, due 07/29/2009 5.63%, due 08/27/2012	200 400	196 406
Corp Andina de Fomento 5.20%, due 05/21/2013	100	98
Keycorp–Series G 4.70%, due 05/21/2009	100	98
State Street Corp. 7.65%, due 06/15/2010	300	320
Suntrust Banks, Inc. 6.38%, due 04/01/2011	250	260
Wachovia Bank NA 7.80%, due 08/18/2010	250	269
Wachovia Corp. 3.50%, due 08/15/2008	150	146
Wells Fargo & Co. 3.13%, due 04/01/2009 4.20%, due 01/15/2010	260 300	249 292
Communication (1.5%)
Comcast Corp. 5.50%, due 03/15/2011	250	251
COX Communications, Inc. 6.75%, due 03/15/2011	1,000	1,045
Tele-Communications–TCI Group 9.80%, due 02/01/2012	500	590
Verizon Pennsylvania, Inc. 8.35%, due 12/15/2030	500	577
Computer & Office Equipment (0.2%)
International Business Machines Corp. 6.22%, due 08/01/2027	250	263
Electric Services (0.9%)
CenterPoint Energy Houston Electric LLC 5.75%, due 01/15/2014	60	60
Constellation Energy Group, Inc. 7.00%, due 04/01/2012	250	268
Dominion Resources, Inc. 6.25%, due 06/30/2012	240	249
DTE Energy Co. 6.65%, due 04/15/2009	200	205

	Principal	Value
Electric Services (continued)
Duke Energy Corp. 4.20%, due 10/01/2008 $50 $49 5.63%, due 11/30/2012	200	204
Exelon Generation Co. LLC 6.95%, due 06/15/2011	250	263
PSEG Power LLC 7.75%, due 04/15/2011	115	124
Electronic Components & Accessories (0.0%)
Cisco Systems, Inc. 5.50%, due 02/22/2016	50	50
Food Stores (0.1%)
Kroger Co. (The) 8.05%, due 02/01/2010	200	214
Gas Production & Distribution (0.1%)
KeySpan Gas East Corp. 7.88%, due 02/01/2010	100	107
Southern California Gas Co. 4.80%, due 10/01/2012	100	97
Holding & Other Investment Offices (0.6%)
EOP Operating, LP 6.75%, due 02/15/2012	300	324
Illinois State 5.10%, due 06/01/2033	450	431
Washington Mutual Bank FA 6.88%, due 06/15/2011	250	264
Insurance (0.2%)
American General Finance Corp. 5.38%, due 10/01/2012	100	100
International Lease Finance Corp. 4.50%, due 05/01/2008	75	74
MGIC Investment Corp. 6.00%, due 03/15/2007	150	150
XL Capital, Ltd. 5.25%, due 09/15/2014	50	49
Life Insurance (0.7%)
ASIF Global Financing XIX–144A 4.90%, due 01/17/2013	500	488
John Hancock Global Funding, Ltd.–144A 7.90%, due 07/02/2010	300	324
New York Life Global Funding–144A 3.88%, due 01/15/2009	200	195
Protective Life Secured Trust 4.00%, due 04/01/2011	250	238

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 8

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Mortgage Bankers & Brokers (1.0%)
American General Finance Corp. 4.50%, due 11/15/2007	$170	$169
Captiva Finance, Ltd.–Series A–144A 6.86%, due 11/30/2009	482	482
ConocoPhillips Canada Funding Co., Guaranteed Note 5.63%, due 10/15/2016	100	100
Countrywide Home Loans 4.00%, due 03/22/2011	225	214
Countrywide Home Loans, Inc. 3.25%, due 05/21/2008	250	243
MassMutual Global Funding II–144A 3.50%, due 03/15/2010	150	143
Principal Life Global Funding I–144A 2.80%, due 06/26/2008 6.25%, due 02/15/2012	140 250	135 260
Motion Pictures (0.6%)
Historic TW, Inc. 8.18%, due 08/15/2007 9.15%, due 02/01/2023	400 500	407 619
Paper & Allied Products (0.2%)
International Paper Co. 4.25%, due 01/15/2009 4.00%, due 04/01/2010	65 165	64 158
Union Camp Corp. 6.50%, due 11/15/2007	50	50
Personal Credit Institutions (2.4%)
Ford Motor Credit Co. 7.38%, due 10/28/2009	160	160
General Electric Capital Corp. 4.25%, due 01/15/2008 4.63%, due 09/15/2009 6.13%, due 02/22/2011 5.88%, due 02/15/2012 6.00%, due 06/15/2012	700 500 500 200 750	694 494 517 206 776
Household Finance Corp. 6.40%, due 06/17/2008 100 101 6.75%, due 05/15/2011	760	804
HSBC Finance Corp. 5.25%, due 01/15/2014	100	99
SLM Corp. 4.00%, due 01/15/2010	175	169
Railroads (0.1%)
Burlington Northern Santa Fe Corp. 7.13%, due 12/15/2010	200	213

	Principal	Value
Research & Testing Services (0.0%)
Monsanto Co., Senior Note 7.38%, due 08/15/2012	$60	$65
Savings Institutions (0.1%)
Popular North America, Inc. 4.25%, due 04/01/2008	150	148
Security & Commodity Brokers (3.0%)
Bear Stearns Cos. Inc. (The) 3.25%, due 03/25/2009	500	480
Credit Suisse First Boston (USA), Inc. 4.70%, due 06/01/2009 125 124 4.88%, due 01/15/2015	300	291
Goldman Sachs Group, Inc. (The) 6.88%, due 01/15/2011	1,250	1,323
Lehman Brothers Holdings, Inc. 7.88%, due 08/15/2010	1,000	1,080
Merrill Lynch & Co., Inc. 4.79%, due 08/04/2010 100 99 5.45%, due 07/15/2014	300	302
Morgan Stanley 4.25%, due 05/15/2010 500 483 6.75%, due 04/15/2011 400 423 6.60%, due 04/01/2012 250 264 4.75%, due 04/01/2014	145	139
Telecommunications (1.7%)
AT&T Wireless Services, Inc. 7.50%, due 05/01/2007 225 226 7.88%, due 03/01/2011	100	109
BellSouth Corp. 6.00%, due 10/15/2011	250	256
British Telecommunications PLC 9.13%, due 12/15/2030 (c)	150	205
France Telecom SA 7.75%, due 03/01/2011 (c)	200	218
GTE Corp. 7.51%, due 04/01/2009	475	495
Nynex Capital Funding Co.–Series B 8.23%, due 10/15/2009	400	425
NYNEX Corp. 9.55%, due 05/01/2010	138	143
Sprint Capital Corp. 6.88%, due 11/15/2028	801	801
Total Corporate Debt Securities (cost: $30,181)		30,691

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 9

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (7.0%)
Debt (6.6%)
Bank Notes (0.2%)
Bank of America 5.32%, due 02/16/2007	$332	$332
Commercial Paper (1.5%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 133 133 5.30%, due 01/17/2007 66 66 5.30%, due 01/17/2007	64	64
Charta LLC–144A 5.30%, due 01/31/2007	179	179
CIESCO LLC 5.31%, due 01/04/2007	66	66
Clipper Receivables Corp. 5.30%, due 01/31/2007	166	166
Compass Securitization–144A 5.30%, due 01/09/2007	211	211
CRC Funding LLC–144A 5.34%, due 01/23/2007	33	33
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	251	251
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	66	66
General Electric Capital Corp. 5.30%, due 01/26/2007	94	94
Greyhawk Funding–144A 5.31%, due 01/12/2007	66	66
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	99	99
Liberty Street–144A 5.31%, due 01/17/2007	99	99
Old Line Funding LLC–144A 5.35%, due 01/04/2007	66	66
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	66	66
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 66 66 5.31%, due 01/08/2007 163 163 5.33%, due 02/08/2007	64	64
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	98	98
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	133	133
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 33 33 5.31%, due 02/02/2007	66	66
Yorktown Capital LLC 5.30%, due 01/10/2007 164 164 5.33%, due 01/16/2007	66	66

	Principal	Value
Euro Dollar Overnight (0.9%)
Abbey National PLC 5.28%, due 01/05/2007	$332	$332
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	100	100
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	66	66
Fortis Bank 5.30%, due 01/02/2007 133 133 5.32%, due 01/03/2007	133	133
Societe Generale 5.31%, due 01/02/2007	199	199
Svenska Handlesbanken 5.25%, due 01/02/2007	117	117
UBS AG 5.29%, due 01/02/2007 100 100 5.30%, due 01/04/2007 133 133 5.30%, due 01/05/2007	133	133
Euro Dollar Terms (3.0%)
Bank of Nova Scotia 5.29%, due 01/30/2007 199 199 5.29%, due 02/06/2007 100 100 5.30%, due 02/27/2007	100	100
Barclays 5.31%, due 02/20/2007	332	332
Calyon 5.31%, due 02/16/2007 166 166 5.31%, due 02/22/2007 332 332 5.29%, due 03/05/2007	166	166
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	332	332
Citigroup 5.31%, due 03/05/2007 312 312 5.31%, due 03/16/2007	332	332
Dexia Group 5.29%, due 01/16/2007	199	199
Fortis Bank 5.30%, due 01/24/2007 199 199 5.30%, due 01/26/2007	199	199
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 332 332 5.31%, due 03/14/2007	199	199
Lloyds TSB Bank 5.30%, due 02/26/2007	66	66
Marshall & Ilsley Bank 5.30%, due 03/19/2007	100	100
Rabobank Nederland 5.30%, due 03/05/2007	199	199

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 10

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Royal Bank of Canada 5.31%, due 02/14/2007	$199	$199
Royal Bank of Scotland 5.28%, due 01/11/2007 199 199 5.29%, due 01/16/2007 100 100 5.29%, due 02/09/2007	100	100
Societe Generale 5.27%, due 01/19/2007 133 133 5.29%, due 02/01/2007	332	332
The Bank of the West 5.29%, due 01/17/2007	166	166
Repurchase Agreements (1.0%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $98 on 01/02/2007	98	98
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $1,210 on 01/02/2007	1,210	1,210

	Principal	Value
Repurchase Agreements †† (continued)
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $137 on 01/02/2007	$137	$137
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $207 on 01/02/2007	207	207
	Shares	Value
Investment Companies (0.4%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	660,533	$661
Total Security Lending Collateral (cost: $11,762)		11,762
Total Investment Securities (cost: $178,000) #		$177,440

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $11,169.

*  Floating or variable rate note. Rate is listed as of December 31, 2006.

(a)  Principal only security. Holder is entitled to principal cash flows on the underlying pool.

(b)  Interest only security. Holder is entitled to interest payments on the underlying pool.

(c)  Coupon steps up or down by 25 BP for each rating upgrade or downgrade by Standard and Poor's or Moody's for each notch above or below A-/A3.

††  Cash collateral for the Repurchase Agreements, valued at $1,705, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $178,000. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,867 and $4,427, respectively. Net unrealized depreciation for tax purposes is $560.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $12,453 or 7.4% of the net assets of the Fund.

MASTR  Mortgage Asset Securitization Transactions, Inc.

STRIPS  Separate Trading of Registered Interest and Principal of Securities

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 11

AEGON Bond

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $178,000) (including securities loaned of $11,169)	$177,440
Cash	1,133
Receivables:
Shares sold	58
Interest	1,263
179,894
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	235
Management and advisory fees	65
Service fees	2
Administration fees	3
Payable for collateral for securities on loan	11,762
Other	69
12,136
Net Assets	$167,758
Net Assets Consist of:
Capital stock ($.01 par value)	$143
Additional paid-in capital	160,254
Undistributed (accumulated) net investment income (loss)	8,098
Undistributed (accumulated) net realized gain (loss) from investment securities	(177)
Net unrealized appreciation (depreciation) on investment securities	(560)
Net Assets	$167,758
Net Assets by Class:
Initial Class	$157,167
Service Class	10,591
Shares Outstanding:
Initial Class	13,485
Service Class	865
Net Asset Value and Offering Price Per Share:
Initial Class	$11.66
Service Class	12.24

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Interest	$9,133
Income from loaned securities-net	15
9,148
Expenses:
Management and advisory fees	806
Printing and shareholder reports	74
Custody fees	74
Administration fees	36
Legal fees	3
Audit fees	17
Trustees fees	13
Service fees:
Service Class	24
Other	3
Total expenses	1,050
Net Investment Income (Loss)	8,098
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	(81)
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(1,348)
Net Realized and Unrealized Gain (Loss) on Investment Securities	(1,429)
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,669

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 12

AEGON Bond

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$8,098	$9,257
Net realized gain (loss) from investment securities	(81)	(62)
Change in unrealized appreciation (depreciation) on investment securities	(1,348)	(4,438)
	6,669	4,757
Distributions to Shareholders:
From net investment income:
Initial Class	(8,764)	(10,416)
Service Class	(493)	(365)
	(9,257)	(10,781)
From net realized gains:
Initial Class	—	(384)
Service Class	—	(14)
	—	(398)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	18,113	15,695
Service Class	3,798	4,928
	21,911	20,623
Dividends and distributions reinvested:
Initial Class	8,764	10,800
Service Class	493	379
	9,257	11,179
Cost of shares redeemed:
Initial Class	(53,060)	(52,752)
Service Class	(1,875)	(2,244)
	(54,935)	(54,996)
	(23,767)	(23,194)
Net increase (decrease) in net assets	(26,355)	(29,616)
Net Assets:
Beginning of year	194,113	223,729
End of year	$167,758	$194,113
Undistributed (accumulated) net investment income (loss)	$8,098	$9,257

	December 31, 2006	December 31, 2005
Shares issued:
Initial Class	1,546	1,292
Service Class	308	387
	1,854	1,679
Shares issued—reinvested from distributions:
Initial Class	769	913
Service Class	42	30
	811	943
Shares redeemed:
Initial Class	(4,534)	(4,346)
Service Class	(153)	(176)
	(4,687)	(4,522)
Net increase (decrease) in shares outstanding:
Initial Class	(2,219)	(2,141)
Service Class	197	241
	(2,022)	(1,900)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 13

AEGON Bond

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$11.83	$0.53	$(0.07)	$0.46	$(0.63)	$–	$(0.63)	$11.66
	12/31/2005	12.23	0.54	(0.26)	0.28	(0.66)	(0.02)	(0.68)	11.83
	12/31/2004	12.61	0.56	(0.01)	0.55	(0.88)	(0.05)	(0.93)	12.23
	12/31/2003	12.68	0.62	(0.10)	0.52	(0.59)	–	(0.59)	12.61
	12/31/2002	11.96	0.64	0.54	1.18	(0.46)	–	(0.46)	12.68
Service Class	12/31/2006	12.41	0.53	(0.09)	0.44	(0.61)	–	(0.61)	12.24
	12/31/2005	12.81	0.53	(0.27)	0.26	(0.64)	(0.02)	(0.66)	12.41
	12/31/2004	13.16	0.55	–	0.55	(0.85)	(0.05)	(0.90)	12.81
	12/31/2003	12.97	0.40	(0.17)	0.23	(0.04)	–	(0.04)	13.16

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	3.92%	$157,167	0.57%	4.54%	5%
	12/31/2005	2.30	185,820	0.59	4.42	6
	12/31/2004	4.53	218,258	0.56	4.52	12
	12/31/2003	4.28	264,668	0.52	4.88	27
	12/31/2002	9.97	331,734	0.53	5.21	49
Service Class	12/31/2006	3.63	10,591	0.82	4.29	5
	12/31/2005	2.07	8,293	0.84	4.16	6
	12/31/2004	4.31	5,471	0.81	4.21	12
	12/31/2003	1.78	1,315	0.80	4.57	27

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  AEGON Bond (the "Fund") share classes commenced operations as follows:

Initial Class – October 2, 1986
    Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 14

AEGON Bond

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. AEGON Bond (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Interest only (IO) and principal only (PO) securities: The Fund may invest in interest only (IO) and principal only (PO) securities. Generally, the market prices of these securities are more volatile and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $6, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

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Annual Report 2006

AEGON Bond 15

AEGON Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.45% of the first $750 million of ANA
0.40% of the next $250 million of ANA
0.375% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.70% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $8. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $8. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

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Annual Report 2006

AEGON Bond 16

AEGON Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$2,263
U.S. Government	5,602
Proceeds from maturities and sales of securities:
Long-Term	10,085
U.S. Government	16,584

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, capital loss carryforwards and post October loss deferrals.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$96	December 31, 2013
73	December 31, 2014

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$10,789
Long-term Capital Gain	390
2006 Distributions paid from:
Ordinary Income	9,257
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$8,098
Undistributed Long-term Capital Gain	$–
Post October Capital Loss Deferral	$(8)
Capital Loss Carryforward	$(169)
Net Unrealized Appreciation (Depreciation)	$(560)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 17

AEGON Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 6.–(continued)

will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 18

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
AEGON Bond

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AEGON Bond (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 19

AEGON Bond

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between AEGON Bond Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and J.P. Morgan Investment Advisors, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2006. The Trustees concluded that, although short-term performance was below median for the one- and two-year periods, it still was generally competitive with other investment companies, and TFAI and the Sub-Adviser had achieved acceptable longer-term investment performance, noting that the Portfolio's performance was above median relative to its peers over the past three- five- and ten-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio are competitive with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 20

AEGON Bond (continued)

level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including soft-dollar benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that neither TFAI nor the Sub-Adviser realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON Bond 21

American Century Large Company Value

MARKET ENVIRONMENT

Economic growth surged early in the twelve-month period ended December 31, 2006. This in turn drove commodity prices, short-term interest rates, and inflation higher. But growth and inflation moderated in the period's second half, during which the Federal Reserve Board ("Fed") halted its two-year string of interest rate hikes. The Fed's pause and expectations for lower interest rates and mild inflation going forward helped produce double-digit stock index returns for the twelve-month fiscal period ended December 31, 2006.

In that environment, we received positive absolute contributions from each of the ten sectors in which we were invested, and all of our sector positions delivered double-digit returns.

PERFORMANCE

For the year ended December 31, 2006, American Century Large Company Value, Initial Class returned 19.68%. By comparison its primary and secondary benchmarks, the Standard and Poor's 500 Composite Stock Index and the Russell 1000 Value Index, returned 15.78% and 22.25%, respectively.

STRATEGY REVIEW

Our investments in the financials sector, on average our largest single position, contributed the most to absolute performance during 2006. In a period marked by strong market performance, companies involved with the capital markets fared well overall. That was especially true for mega-cap commercial banks such as Bank of America Corporation, JPMorganChase Bank, and Citigroup Inc. and for companies involved in investment banking such as Merrill Lynch & Co., Inc. and Morgan Stanley.

The energy sector also made a significant contribution to total return. We maintained a focus on international integrated oil and gas companies, which sport better valuations and are considered more defensive than their higher-beta, more aggressive cousins in the exploration and production industry. Earlier in the year, the latter group excelled, but in the second half, our patience was rewarded when oil and gas companies like the ones we own came to the market forefront. Major, integrated oil and gas companies, including ExxonMobil Corporation and Chevron Corporation, were top performers.

The telecommunications sector was the market's best-performing area. After years of underperformance, stabilizing fundamentals among companies in the sector drove a strong reversal that made the group a rich source of absolute contribution. AT&T Inc. and BellSouth Corporation were both top stocks. The acquisition of BellSouth by AT&T, a deal valued at $85 billion that will create the largest phone company in the United States, kept both stocks aloft.

While no sector detracted from absolute performance, we still encountered some individual challenges along the way. Chipmaker Intel Corporation saw its shares fall sharply early in the year after announcing robust earnings and revenue growth that nevertheless fell short of heightened expectations.

Elsewhere in the information technology sector, our stake in the computers and peripherals industry was rewarding. We held only one stock, and it was a top contributor. Hewlett-Packard Company is a good example of our price-sensitive discipline. It has long been a top performer, and as it has appreciated, we have gradually reduced our position.

As fundamental, bottom-up managers, we evaluate each company individually on its own merits, and build the portfolio from the ground up, one stock at a time. In our search for companies that are undervalued, we will structure exposure to stocks and market segments as warranted based on the strength of individual companies.

As of December 31, 2006, the portfolio was broadly diversified, with a modest overweight position in the information technology sector and a small underweight in financials, primarily because of high valuations among real estate investment trusts ("REITs") that prompted us to remain underweight. In addition, we continued to find greater opportunity based on valuation among mega-cap stocks and have maintained our bias toward these larger firms.

Charles A. Ritter, CFA

Brendan Healy, CFA

Co-Portfolio Managers
American Century Investment Management, Inc.

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 1

American Century Large Company Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	From Inception	Inception Date
Initial Class	19.68%	8.07%	6.08%	5/1/01
S&P 500[1]	15.78%	6.19%	4.05%	5/1/01
Russell 1000 Value[1]	22.25%	10.88%	8.66%	5/1/01
Service Class	19.44%	–	16.52%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Russell 1000 Value (Russell 1000 Value) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 2

American Century Large Company Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,148.80	0.92%	$4.98
Hypothetical (b)	1,000.00	1,020.57	0.92	4.69
Service Class
Actual	1,000.00	1,147.50	1.17	6.33
Hypothetical (b)	1,000.00	1,019.31	1.17	5.96

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 3

American Century Large Company Value

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.9%)
Aerospace (0.9%)
Northrop Grumman Corp.	22,000	$1,489
Apparel & Accessory Stores (0.6%)
Gap (The), Inc. †	52,600	1,026
Apparel Products (1.3%)
Liz Claiborne, Inc.	28,000	1,217
V.F. Corp.	13,900	1,141
Beverages (1.9%)
Coca-Cola Co. (The)	42,600	2,055
Pepsi Bottling Group, Inc.	43,900	1,357
Business Credit Institutions (2.7%)
Freddie Mac	70,600	4,794
Chemicals & Allied Products (1.9%)
du Pont (E.I.) de Nemours & Co.	32,500	1,583
PPG Industries, Inc.	28,600	1,836
Commercial Banks (18.0%)
Bank of America Corp.	110,500	5,900
Bank of New York Co., Inc. (The)	42,400	1,669
Citigroup, Inc.	153,300	8,539
JPMorgan Chase & Co.	87,600	4,231
National City Corp. †	30,800	1,126
PNC Financial Services Group, Inc.	16,500	1,222
US Bancorp †	68,600	2,483
Wachovia Corp.	50,000	2,847
Wells Fargo & Co.	106,000	3,769
Computer & Data Processing Services (2.8%)
Fiserv, Inc. ‡	18,300	959
Microsoft Corp.	96,300	2,875
Oracle Corp. ‡	58,300	999
Computer & Office Equipment (2.7%)
Hewlett-Packard Co.	59,800	2,463
International Business Machines Corp.	22,900	2,225
Electric Services (1.2%)
PPL Corp.	58,500	2,097
Electric, Gas & Sanitary Services (2.6%)
Exelon Corp.	41,200	2,550
NiSource, Inc.	43,500	1,048
Waste Management, Inc.	26,100	960
Electronic & Other Electric Equipment (1.5%)
General Electric Co.	68,600	2,553
Electronic Components & Accessories (1.8%)
Intel Corp.	51,900	1,051
Tyco International, Ltd.	68,700	2,088
Fabricated Metal Products (0.6%)
Parker Hannifin Corp. †	14,100	1,084
Finance (1.1%)
SPDR Trust Series 1 †	13,500	1,913

	Shares	Value
Food & Kindred Products (2.6%)
Altria Group, Inc.	29,500	$2,532
Unilever NV-NY Shares	72,900	1,987
Food Stores (1.1%)
Kroger Co.	81,900	1,889
Health Services (0.3%)
Quest Diagnostics, Inc.	10,000	530
Industrial Machinery & Equipment (2.5%)
Applied Materials, Inc.	9,500	175
Deere & Co.	13,600	1,293
Dover Corp.	25,700	1,260
Ingersoll-Rand Co.–Class A	37,800	1,479
National Oilwell Varco, Inc. ‡	3,500	214
Instruments & Related Products (0.6%)
Xerox Corp. ‡	65,500	1,110
Insurance (4.7%)
Allstate Corp. (The)	37,000	2,409
American International Group, Inc.	46,200	3,311
Loews Corp.	36,400	1,509
MGIC Investment Corp.	16,200	1,013
Insurance Agents, Brokers & Service (1.8%)
Hartford Financial Services Group, Inc. (The)	22,200	2,071
Marsh & McLennan Cos., Inc.	34,200	1,049
Life Insurance (0.6%)
Torchmark Corp.	17,300	1,103
Lumber & Other Building Materials (0.8%)
Home Depot, Inc. (The)	35,100	1,410
Lumber & Wood Products (1.2%)
Weyerhaeuser Co.	30,800	2,176
Motion Pictures (1.7%)
Time Warner, Inc.	139,400	3,036
Oil & Gas Extraction (3.5%)
Anadarko Petroleum Corp.	13,900	605
Devon Energy Corp.	11,800	792
Royal Dutch Shell PLC–Class A, ADR	67,900	4,807
Personal Services (0.5%)
H&R Block, Inc. †	40,600	935
Petroleum Refining (9.8%)
Chevron Corp.	71,600	5,265
ConocoPhillips	49,400	3,554
Exxon Mobil Corp.	109,200	8,368
Pharmaceuticals (6.8%)
Abbott Laboratories	52,200	2,543
Johnson & Johnson	37,300	2,463
Merck & Co., Inc.	28,200	1,229
Pfizer, Inc.	130,600	3,383
Wyeth	47,600	2,424
Primary Metal Industries (0.4%)
Nucor Corp.	12,900	705

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 4

American Century Large Company Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Printing & Publishing (1.8%)
Gannett Co., Inc.	33,500	$2,025
RR Donnelley & Sons Co.	32,900	1,169
Radio & Television Broadcasting (0.8%)
Viacom, Inc.–Class B ‡	36,000	1,477
Restaurants (1.0%)
McDonald's Corp.	39,900	1,769
Retail Trade (1.7%)
Dollar General Corp.	82,500	1,325
Wal-Mart Stores, Inc.	35,200	1,626
Rubber & Misc. Plastic Products (0.7%)
Newell Rubbermaid, Inc.	41,200	1,193
Savings Institutions (1.2%)
Washington Mutual, Inc.	47,900	2,179
Security & Commodity Brokers (3.2%)
Merrill Lynch & Co., Inc.	30,700	2,858
Morgan Stanley	34,900	2,842
Telecommunications (5.0%)
AT&T, Inc.	94,900	3,393
BellSouth Corp.	33,100	1,559
Sprint Nextel Corp.	79,600	1,504
Verizon Communications, Inc.	61,500	2,290
Total Common Stocks (cost: $145,978)		168,987
	Principal	Value
SECURITY LENDING COLLATERAL (4.2%)
Debt (4.0%)
Bank Notes (0.1%)
Bank of America 5.32%, due 02/16/2007	$211	$211
Commercial Paper (0.9%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 85 85 5.30%, due 01/17/2007 42 42 5.30%, due 01/17/2007	41	41
Charta LLC–144A 5.30%, due 01/31/2007	114	114
CIESCO LLC 5.31%, due 01/04/2007	42	42
Clipper Receivables Corp. 5.30%, due 01/31/2007	106	106
Compass Securitization–144A 5.30%, due 01/09/2007	134	134
CRC Funding LLC–144A 5.34%, due 01/23/2007	21	21
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	159	159
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	42	42
General Electric Capital Corp. 5.30%, due 01/26/2007	60	60

	Principal	Value
Commercial Paper (continued)
Greyhawk Funding–144A 5.31%, due 01/12/2007	$42	$42
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	63	63
Liberty Street–144A 5.31%, due 01/17/2007	63	63
Old Line Funding LLC–144A 5.35%, due 01/04/2007	42	42
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	42	42
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 42 42 5.31%, due 01/08/2007 104 104 5.33%, due 02/08/2007	41	41
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	62	62
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	84	84
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 21 21 5.31%, due 02/02/2007	42	42
Yorktown Capital LLC 5.30%, due 01/10/2007 104 104 5.33%, due 01/16/2007	42	42
Euro Dollar Overnight (0.5%)
Abbey National PLC 5.28%, due 01/05/2007	211	211
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	63	63
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	42	42
Fortis Bank 5.30%, due 01/02/2007 84 84 5.32%, due 01/03/2007	84	84
Societe Generale 5.31%, due 01/02/2007	127	127
Svenska Handlesbanken 5.25%, due 01/02/2007	74	74
UBS AG 5.29%, due 01/02/2007 63 63 5.30%, due 01/04/2007 84 84 5.30%, due 01/05/2007	84	84
Euro Dollar Terms (1.9%)
Bank of Nova Scotia 5.29%, due 01/30/2007 127 127 5.29%, due 02/06/2007 63 63 5.30%, due 02/27/2007	63	63

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 5

American Century Large Company Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Barclays 5.31%, due 02/20/2007	$211	$211
Calyon 5.31%, due 02/16/2007 106 106 5.31%, due 02/22/2007 211 211 5.29%, due 03/05/2007	106	106
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	211	211
Citigroup 5.31%, due 03/05/2007 198 198 5.31%, due 03/16/2007	211	211
Dexia Group 5.29%, due 01/16/2007	127	127
Fortis Bank 5.30%, due 01/24/2007 127 127 5.30%, due 01/26/2007	127	127
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 211 211 5.31%, due 03/14/2007	127	127
Lloyds TSB Bank 5.30%, due 02/26/2007	42	42
Marshall & Ilsley Bank 5.30%, due 03/19/2007	63	63
Rabobank Nederland 5.30%, due 03/05/2007	127	127
Royal Bank of Canada 5.31%, due 02/14/2007	127	127

	Principal	Value
Euro Dollar Terms (continued)
Royal Bank of Scotland 5.28%, due 01/11/2007	$127	$127
5.29%, due 01/16/2007 63 63 5.29%, due 02/09/2007	63	63
Societe Generale 5.27%, due 01/19/2007 84 84 5.29%, due 02/01/2007	211	211
The Bank of the West 5.29%, due 01/17/2007	106	106
Repurchase Agreements (0.6%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $62 on 01/02/2007	62	62
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $769 on 01/02/2007	769	769
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $87 on 01/02/2007	87	87
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $132 on 01/02/2007	132	132
	Shares	Value
Investment Companies (0.2%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	419,820	$420
Total Security Lending Collateral (cost: $7,476)		7,476
Total Investment Securities (cost: $153,454) #		$176,463

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $7,216.

‡  Non-income producing.

††  Cash collateral for the Repurchase Agreements, valued at $1,084, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.12% and 01/16/2007 - 12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $153,594. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $23,822 and $953, respectively. Net unrealized appreciation for tax purposes is $22,869.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $1,286 or 0.7% of the net assets of the Fund.

ADR  American Depositary Receipt

SPDR  Standard & Poor's Depository Receipts

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 6

American Century Large Company Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $153,454) (including securities loaned of $7,216)	$176,463
Cash	7,611
Receivables:
Shares sold	88
Interest	36
Dividends	211
184,409
Liabilities:
Investment securities purchased	260
Accounts payable and accrued liabilities:
Shares redeemed	250
Management and advisory fees	118
Service fees	1
Administration fees	3
Payable for collateral for securities on loan	7,476
Other	22
8,130
Net Assets	$176,279
Net Assets Consist of:
Capital stock ($.01 par value)	$155
Additional paid-in capital	149,087
Undistributed (accumulated) net investment income (loss)	2,166
Undistributed (accumulated) net realized gain (loss) from investment securities and futures contracts	1,862
Net unrealized appreciation (depreciation) on investment securities	23,009
Net Assets	$176,279
Net Assets by Class:
Initial Class	$173,206
Service Class	3,073
Shares Outstanding:
Initial Class	15,268
Service Class	271
Net Asset Value and Offering Price Per Share:
Initial Class	$11.34
Service Class	11.33

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $31)	$3,154
Interest	168
Income from loaned securities–net	13
3,335
Expenses:
Management and advisory fees	1,074
Printing and shareholder reports	9
Custody fees	26
Administration fees	25
Legal fees	2
Audit fees	17
Trustees fees	9
Service fees: Service Class	5
Other	2
Total expenses	1,169
Net Investment Income (Loss)	2,166
Net Realized Gain (Loss) from:
Investment securities	2,000
Futures contracts	(24)
1,976
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	19,119
19,119
Net Realized and Unrealized Gain (Loss) on Investment Securities and Futures Contracts	21,095
Net Increase (Decrease) in Net Assets Resulting from Operations	$23,261

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 7

American Century Large Company Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$2,166	$3,021
Net realized gain (loss) from investment securities and futures contracts	1,976	14,041
Change in unrealized appreciation (depreciation) on investment securities	19,119	(8,807)
	23,261	8,255
Distributions to Shareholders:
From net investment income:
Initial Class	(2,975)	(1,279)
Service Class	(45)	(9)
	(3,020)	(1,288)
From net realized gains:
Initial Class	(13,551)	(7,228)
Service Class	(225)	(60)
	(13,776)	(7,288)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	55,163	20,226
Service Class	1,515	668
	56,678	20,894
Dividends and distributions reinvested:
Initial Class	16,526	8,507
Service Class	270	69
	16,796	8,576
Cost of shares redeemed:
Initial Class	(25,548)	(93,139)
Service Class	(631)	(883)
	(26,179)	(94,022)
	47,295	(64,552)
Net increase (decrease) in net assets	53,760	(64,873)
Net Assets:
Beginning of year	122,519	187,392
End of year	$176,279	$122,519
Undistributed (accumulated) net investment income (loss)	$2,166	$3,020

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	4,952	1,853
Service Class	139	61
	5,091	1,914
Shares issued–reinvested from distributions:
Initial Class	1,611	794
Service Class	26	7
	1,637	801
Shares redeemed:
Initial Class	(2,265)	(8,442)
Service Class	(56)	(82)
	(2,321)	(8,524)
Net increase (decrease) in shares outstanding:
Initial Class	4,298	(5,795)
Service Class	109	(14)
	4,407	(5,809)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 8

American Century Large Company Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$11.01	$0.19	$1.80	$1.99	$(0.30)	$(1.36)	$(1.66)	$11.34
	12/31/2005	11.06	0.18	0.26	0.44	(0.07)	(0.42)	(0.49)	11.01
	12/31/2004	9.81	0.17	1.18	1.35	(0.10)	–	(0.10)	11.06
	12/31/2003	7.64	0.12	2.08	2.20	(0.03)	–	(0.03)	9.81
	12/31/2002	9.48	0.06	(1.90)	(1.84)	–	–	–	7.64
Service Class	12/31/2006	11.00	0.17	1.80	1.97	(0.28)	(1.36)	(1.64)	11.33
	12/31/2005	11.07	0.15	0.26	0.41	(0.06)	(0.42)	(0.48)	11.00
	12/31/2004	9.82	0.17	1.16	1.33	(0.08)	–	(0.08)	11.07
	12/31/2003	7.90	0.08	1.85	1.93	(0.01)	–	(0.01)	9.82

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2006	19.68%	$173,206	0.92%	0.92%	1.72%	19%
	12/31/2005	4.15	120,738	0.91	0.91	1.62	26
	12/31/2004	13.91	185,445	0.97	0.97	1.67	86
	12/31/2003	28.79	59,978	1.08	1.08	1.41	62
	12/31/2002	(19.38)	34,898	1.40	1.54	0.76	94
Service Class	12/31/2006	19.44	3,073	1.17	1.17	1.49	19
	12/31/2005	3.83	1,781	1.16	1.16	1.36	26
	12/31/2004	13.61	1,947	1.22	1.22	1.66	86
	12/31/2003	24.40	149	1.31	1.31	1.39	62

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  American Century Large Company Value (the "Fund") share classes commenced operations as follows:

Initial Class–May 1, 2001

Service Class–May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 9

American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. American Century Large Company Value (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $6, earned by IBT for its services.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

There were no open futures contracts at December 31, 2006.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 10

American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$203	0.12%
Asset Allocation–Growth Portfolio	7,155	4.06%
Asset Allocation–Moderate Growth Portfolio	32,651	18.52%
Asset Allocation–Moderate Portfolio	66,108	37.50%
Total	$106,117	60.20%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.85% of the first $250 million of ANA
0.80% of the next $250 million of ANA
0.775% of the next $250 million of ANA
0.70% of ANA over $750 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.35% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 11

American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $9. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $5. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$54,077
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	23,902
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$5,059
Long-term Capital Gain	3,517
2006 Distributions paid from:
Ordinary Income	7,004
Long-term Capital Gain	9,792

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$2,408
Undistributed Long-term Capital Gain	$1,760
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$22,869

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 12

American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 5.–(continued)

actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
American Century Large Company Value:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Century Large Company Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 14

American Century Large Company Value

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund made a Long-Term Capital Gain Designation of $9,792 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 15

American Century Large Company Value

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between American Century Large Company Value Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and American Century Investment Management, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2006. The Trustees expressed some disappointment over the Portfolio's investment performance for the past one-year period, but noted that TFAI and the Sub-Adviser generally achieved acceptable performance, noting that the Portfolio's performance was comparable or superior to many peers over the past two-, three- and five-year periods. The Trustees believed performance could be improved and, in this regard, favorably noted a new management fee pricing schedule with lower fees, which could contribute to improved performance. Also, they noted that TFAI would work with the Sub-Adviser to attempt to improve performance. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of its provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. The Trustees noted that although the

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 16

American Century Large Company Value (continued)

management fees and overall expense ratio of the Portfolio are relatively high compared to its peers, the Portfolio's performance had remained generally competitive with peer funds. The Board also favorably noted the new lower pricing schedule which could contribute to lowering the Portfolio's expense level to the benefit of shareholders. On the basis of its review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including soft-dollar benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

American Century Large Company Value 17

Asset Allocation–Conservative Portfolio

MARKET ENVIRONMENT

Despite a downdraft in domestic and foreign stocks in the spring and early summer of 2006, the twelve months through December 31, 2006 delivered sizable market gains. The Standard and Poor's 500 Composite Stock Index returned 15.78% over the period, while the broader Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") gained 15.88%. The stock market's climb occurred despite four Federal Reserve Board ("Fed") interest rate hikes during the period's first six months. Nervousness about the effect on the economy of rising rates, as well as surging crude oil prices during 2006's first half, helped spark a stock market selloff in May and early June, and general volatility in July. As investors avoided riskier assets during that stretch, smaller-cap stocks and growth stocks were hit the hardest. In fact, large-cap stocks outpaced smaller caps in both the second and third quarters of 2006. The Fed paused its rate-tightening campaign in the third quarter, however, and oil prices eased, emboldening investors once again. As a result, in the year's final months smaller-cap stocks rebounded strongly, enabling the small-cap Russell 2000 Index to notch an 18.37% return for the year. Value stocks continued to outpace and dramatically outperformed growth stocks for the year as a whole, powered largely by gains in the real estate, financial services, energy, telecommunications, and utilities sectors.

Developed foreign markets were even stronger than the U.S. market when translated into U.S. Dollar returns. The Morgan Stanley Capital International EAFE Index returned 26.86% for the period in dollar terms, benefiting from European merger activity, economic improvement in Japan, and a decline in the U.S. Dollar against several major currencies. (Foreign developed-market returns would have been close to the U.S. market's returns without the currency gain.) Emerging markets fared even better, with the Morgan Stanley Capital International Emerging Markets Index gaining 32.59%, despite an emerging markets selloff in May and June.

Bonds struggled against rising short-term interest rates in the first half of the period, but the bond market enjoyed a surge in the second half after the Fed stopped raising rates, helping the Lehman Brothers Aggregate Bond Index ("LBAB") to post a decent 4.33% return for the year as a whole. Longer-duration bonds performed worse, while credit-sensitive bonds notched larger gains in sympathy with the surging equity market; the Lehman Brothers High Yield Corporate Bond Index was up 11.85%.

PERFORMANCE

For the year ended December 31, 2006, Asset Allocation–
Conservative Portfolio, Initial Class returned 9.45%. By comparison, its primary and secondary benchmarks, the LBAB and the DJ Wilshire 5000, returned 4.33% and 15.88%, respectively.
STRATEGY REVIEW

This fund-of-funds portfolio is structured to provide an approximately 35%/55%/10% mix of stocks, bonds, and cash. The fixed income portion of the portfolio is well diversified, covering investment-grade and credit-sensitive holdings, as well as some exposure to international bonds. Its equity exposure is intended to provide broad coverage of domestic and international equity markets, across market capitalizations and investment styles. It also includes emerging markets and global real estate. Within its Morningstar Conservative Allocation fund peer group, the portfolio's 9.45% return placed in the top third for the period. Relative to that group, the portfolio benefited from having more credit-sensitive holdings within the fixed income portion, and from having more domestic small-cap and international exposure within its equity stake.

The portfolio's largest holding, PIMCO Total Return, slightly lagged the LBAB bond benchmark, although it ranked in its fund category's top half. Most of the other bond funds performed well relative to the index. The most equity-sensitive bond funds performed best, namely Transamerica Convertible Securities, MFS High Yield, TA IDEX Transamerica High-Yield Bond, and TA IDEX Van Kampen Emerging Markets Debt. TA IDEX JPMorgan International Bond also outpaced the bond benchmark, while TA IDEX PIMCO Real Return TIPS was slightly in the red.

Owing to the strong performance of both real estate stocks and foreign stocks during the year, Clarion Global Real Estate Securities was the best-performing fund in the portfolio. Each of the international stock funds also fared well, with TA IDEX AllianceBernstein International Value, TA IDEX Neuberger Berman International, TA IDEX Marsico International Growth, TA IDEX Evergreen International Small Cap, and TA IDEX Oppenheimer Developing Markets all posting positive returns. As value stocks outpaced growth stocks in 2006, several of the value funds—most notably TA IDEX UBS Large Cap Value, T. Rowe Price Equity Income, and J.P. Morgan Mid Cap Value—were among the highest-returning of the major domestic equity holdings. Because growth stocks trailed, the growth funds generally made up the laggard list on the equity side, although the largest growth holding, Transamerica Equity, ranked in the top half of its fund category.

Investment Team
Morningstar Associates, LLC

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Conservative Portfolio 1

Asset Allocation–Conservative Portfolio

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	From Inception	Inception Date
Initial Class	9.45%	7.65%	5/1/02
LBAB[1]	4.33%	4.98%	5/1/02
DJ Wilshire 5000[1]	15.88%	9.16%	5/1/02
Service Class	9.14%	11.01%	5/1/03

NOTES

1  The Lehman Brothers Aggregate Bond (LBAB) Index and the Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal ®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.fund-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Conservative Portfolio 2

Asset Allocation–Conservative Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions. The expenses shown in the table do not reflect any expenses from the Funds investment in other affiliated investment companies. The average weighted annualized expense ratio of the underlying investment companies at December 31, 2006, was 0.78%.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,062.80	0.14%	$0.73
Hypothetical (b)	1,000.00	1,024.50	0.14	0.71
Service Class
Actual	1,000.00	1,060.70	0.39	2.03
Hypothetical (b)	1,000.00	1,023.24	0.39	1.99

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2006

This chart shows the percentage breakdown by asset type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Conservative Portfolio 3

Asset Allocation–Conservative Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%)
Aggressive Equity (12.4%)
T. Rowe Price Small Cap, Initial Class Ø	505,398	$5,236
TA IDEX Evergreen Health Care, Class I @	3,275,753	41,668
Third Avenue Value, Initial Class Ø	1,609,334	42,374
Transamerica Growth Opportunities, Initial Class Ø	784,509	12,544
Capital Preservation (3.6%)
Transamerica Money Market, Initial Class Ø	29,794,419	29,794
Fixed-Income (37.9%)
MFS High Yield, Initial Class Ø	2,063,142	19,559
PIMCO Total Return, Initial Class Ø	7,511,766	82,479
TA IDEX PIMCO Real Return TIPS, Class I @	6,361,258	62,849
TA IDEX Transamerica Flexible Income, Class I @	3,771,507	35,565
TA IDEX Transamerica High-Yield Bond, Class I @	1,657,497	15,498
TA IDEX Transamerica Short-Term Bond, Class I @	7,406,652	72,733
Transamerica Convertible Securities, Initial Class Ø	1,705,439	20,499
Transamerica U.S. Government Securities, Initial Class Ø	51,140	606
Foreign Fixed-Income (11.0%)
TA IDEX JPMorgan International Bond, Class I @	6,129,200	63,928
TA IDEX Van Kampen Emerging Markets Debt, Class I @	2,360,480	25,871

	Shares	Value
Growth Equity (26.3%)
American Century Large Company
Value, Initial Class Ø	17,916	$203
BlackRock Large Cap Value, Initial Class Ø	28,735	598
Federated Growth & Income, Initial Class Ø	4,838,935	74,520
J.P. Morgan Mid Cap Value, Initial Class Ø	1,206,168	20,022
Jennison Growth, Initial Class Ø	760,456	5,977
Marsico Growth, Initial Class Ø	4,710	51
T. Rowe Price Equity Income, Initial Class Ø	1,084,386	22,566
T. Rowe Price Growth Stock, Initial Class Ø	23,960	593
TA IDEX UBS Large Cap Value, Class I @	2,985,543	38,066
Transamerica Equity, Initial Class Ø‡	2,017,909	52,365
Specialty- Real Estate (3.8%)
Clarion Global Real Estate Securities, Initial Class Ø	1,258,225	30,877
World Equity (5.0%)
TA IDEX AllianceBernstein International Value, Class I @	1,010,044	12,929
TA IDEX Evergreen International Small Cap, Class I @	969,970	14,773
TA IDEX Marsico International Growth, Class I @	324,132	4,120
TA IDEX Neuberger Berman International, Class I @	429,860	5,154
TA IDEX Oppenheimer Developing Markets, Class I @	333,200	4,065
Total Investment Companies (cost: $775,484) #		$818,082

NOTES TO SCHEDULE OF INVESTMENTS:

Ø  The Fund invests its assets in the Initial Class shares of the affiliated AEGON/Transamerica Series Trust.

@  The Fund invests its assets in Class I shares of the affiliated Transamerica IDEX Mutual Funds.

‡  Non-income producing.

#  Aggregate cost for federal income tax purposes is $775,766. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $53,905 and $11,589, respectively. Net unrealized appreciation for tax purposes is $42,316.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Conservative Portfolio 4

Asset Allocation–Conservative Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $775,484)	$818,082
Receivables:
Investment securities sold	87
Shares sold	51
Dividends	8
818,228
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	138
Management and advisory fees	70
Service fees	62
Administration fees	9
Other	59
338
Net Assets	$817,890
Net Assets Consist of:
Capital stock ($.01 par value)	$710
Additional paid-in capital	714,014
Undistributed (accumulated) net investment income (loss)	26,939
Undistributed (accumulated) net realized gain (loss) from investment in affiliated investment companies	33,629
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	42,598
Net Assets	$817,890
Net Assets by Class:
Initial Class	$527,618
Service Class	290,272
Shares Outstanding:
Initial Class	45,732
Service Class	25,246
Net Asset Value and Offering Price Per Share:
Initial Class	$11.54
Service Class	11.50

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$28,545
Expenses:
Management and advisory fees	767
Printing and shareholder reports	27
Custody fees	41
Administration fees	96
Legal fees	15
Audit fees	17
Trustees fees	56
Service fees:
Service Class	573
Other	15
Total expenses	1,607
Net Investment Income (Loss)	26,938
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized gain (loss) from investment in affiliated investment companies	15,475
Realized gain distributions from investment in affiliated investment companies	18,329
33,804
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	8,951
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies	42,755
Net Increase (Decrease) in Net Assets Resulting from Operations	$69,693

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Conservative Portfolio 5

Asset Allocation–Conservative Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$26,938	$25,741
Net realized gain (loss) from investment in affiliated investment companies	33,804	36,826
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	8,951	(27,687)
	69,693	34,880
Distributions to Shareholders:
From net investment income:
Initial Class	(17,971)	(14,023)
Service Class	(7,770)	(3,667)
	(25,741)	(17,690)
From net realized gains:
Initial Class	(25,335)	(37,739)
Service Class	(11,399)	(10,183)
	(36,734)	(47,922)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	149,884	102,240
Service Class	140,651	100,163
	290,535	202,403
Proceeds from fund acquisition:
Initial Class	–	4,365
	–	4,365
Dividends and distributions reinvested:
Initial Class	43,306	51,762
Service Class	19,169	13,850
	62,475	65,612
Cost of shares redeemed:
Initial Class	(187,210)	(128,976)
Service Class	(44,105)	(19,868)
	(231,315)	(148,844)
	121,695	123,536
Net increase (decrease) in net assets	128,913	92,804
Net Assets:
Beginning of year	688,977	596,173
End of year	$817,890	$688,977
Undistributed (accumulated) net investment income (loss)	$26,939	$25,742

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	12,855	8,704
Service Class	12,185	8,550
	25,040	17,254
Shares issued on fund acquisition:
Initial Class	–	394
	–	394
Shares issued–reinvested from distributions:
Initial Class	3,944	4,664
Service Class	1,751	1,249
	5,695	5,913
Shares redeemed:
Initial Class	(16,232)	(11,108)
Service Class	(3,817)	(1,693)
	(20,049)	(12,801)
Net increase (decrease) in shares outstanding:
Initial Class	567	2,654
Service Class	10,119	8,106
	10,686	10,760

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Conservative Portfolio 6

Asset Allocation–Conservative Portfolio

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$11.43	$0.41	$0.62	$1.03	$(0.38)	$(0.54)	$(0.92)	$11.54
	12/31/2005	12.04	0.47	0.12	0.59	(0.32)	(0.88)	(1.20)	11.43
	12/31/2004	11.16	0.24	0.82	1.06	(0.03)	(0.15)	(0.18)	12.04
	12/31/2003	9.09	0.04	2.04	2.08	(0.01)	–	(0.01)	11.16
	12/31/2002	10.00	0.06	(0.97)	(0.91)	–	–	–	9.09
Service Class	12/31/2006	11.41	0.40	0.60	1.00	(0.37)	(0.54)	(0.91)	11.50
	12/31/2005	12.03	0.47	0.10	0.57	(0.31)	(0.88)	(1.19)	11.41
	12/31/2004	11.15	0.25	0.79	1.04	(0.01)	(0.15)	(0.16)	12.03
	12/31/2003	9.53	–	1.62	1.62	–	–	–	11.15

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)(g)	Net Investment Income (Loss) to Average Net Assets (d)(f)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	9.45%	$527,618	0.13%	3.54%	18%
	12/31/2005	5.18	516,376	0.14	4.01	40
	12/31/2004	9.71	511,683	0.14	2.10	53
	12/31/2003	22.91	453,710	0.13	0.45	24
	12/31/2002	(9.10)	169,834	0.19	1.07	28
Service Class	12/31/2006	9.14	290,272	0.38	3.44	18
	12/31/2005	5.01	172,601	0.39	4.03	40
	12/31/2004	9.45	84,490	0.39	2.19	53
	12/31/2003	17.00	15,030	0.38	0.03	24

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Asset Allocation–Conservative Portfolio (the "Fund") share classes commenced operations as follows:

Initial Class–May 1, 2002
Service Class–May 1, 2003

(c)    Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

(f)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)  Does not include expenses of the investment companies in which the Fund invests.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Conservative Portfolio 7

Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Asset Allocation–Conservative Portfolio (the "Fund") is part of ATST.

On November 2, 2005, the Fund acquired all of the net assets of the Select+ Conservative Fund pursuant to a plan of reorganization. Asset Allocation–Conservative Portfolio is the accounting survivor. The acquisition was accomplished by a tax free exchange of 394 shares of the Fund's Initial Class for 393 shares of the Select+ Conservative Fund outstanding on November 1, 2005. The Select+ Conservative Fund's net assets at that date, $4,365, including $261 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Asset Allocation–Conservative Portfolio immediately before the acquisition were $671,658, the combined net assets of the Fund immediately after the acquisition were $676,023.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

TFAI has entered into an agreement with Morningstar Associates, LLC ("Morningstar") to provide investment services to the Fund. TFAI compensates Morningstar as described in the Prospectus.

Transamerica Investment Management, LLC is an affiliate of the Fund and is a sub-adviser to other funds within ATST. Prior to August 1, 2006, TFAI retained Great Companies to serve as investment sub-adviser to certain funds within Aegon/Transamerica Series Trust. Great Companies recently entered into a transaction that resulted in affiliates of TFAI and TIM acquiring all of the interests of Great Companies and the cessation of Great Companies' operation as a business.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Conservative Portfolio 8

Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $40. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $31. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$245,790
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	141,257
U.S. Government	–

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Conservative Portfolio 9

Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$19,374
Long-term Capital Gain	46,238
2006 Distributions paid from:
Ordinary Income	25,942
Long-term Capital Gain	36,533

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$28,364
Undistributed Long-term Capital Gain	$32,486
Capital Loss Carryforward	–
Net Unrealized Appreciation (Depreciation)	$42,316

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Conservative Portfolio 10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Asset Allocation–Conservative Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation–Conservative Portfolio (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Conservative Portfolio 11

Asset Allocation–Conservative Portfolio

SUPPLEMENT TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $36,533 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Conservative Portfolio 12

Asset Allocation–Conservative Portfolio

INVESTMENT ADVISORY AND ASSET ALLOCATION MANAGEMENT AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Asset Allocation–Conservative Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Asset Allocation Management Agreement of the Portfolio between TFAI and Morningstar Associates, LLC (the "Portfolio Construction Manager"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Asset Allocation Management Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Portfolio Construction Manager such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Portfolio Construction Manager (such as in-person presentations by the Portfolio Construction Manager) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and the Asset Allocation Management Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Portfolio Construction Manager to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Portfolio Construction Manager are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Portfolio Construction Manager's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Portfolio Construction Manager, TFAI's management oversight process, the professional qualifications and experience of the Portfolio Construction Manager's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Portfolio Construction Manager proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Portfolio Construction Manager's obligations will remain substantially the same. They also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional way.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Portfolio Construction Manager generally had achieved strong investment performance, favorably noting that the performance of the Portfolio generally has been superior relative to its peers over the past one-, two- and three- year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Portfolio Construction Manager, the Trustees concluded that TFAI and the Portfolio Construction Manager are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Portfolio Construction Manager's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Board noted that the Portfolio Construction Manager receives the entirety of the management fee payable by the Portfolio because TFAI is compensated through the management fees payable by the underlying portfolios in which the Portfolio invests. The Trustees reviewed data from Lipper that compared the Portfolio's management fees, other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and the portfolio turnover rates against a peer group of comparable funds. The Trustees noted that, although the

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Conservative Portfolio 13

Asset Allocation–Conservative Portfolio (continued)

overall expense ratio of the Portfolio is slightly above its peers, the Portfolio's contractual management fees are below those of its peers and the Portfolio's performance had remained strong. In addition, on the basis of the Board's review of the management fees charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Portfolio Construction Manager, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Portfolio Construction Manager's profitability, currently are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Portfolio Construction Manager.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board noted that the management fee of the Portfolio does not contain asset-based breakpoints, despite ongoing efforts to negotiate such breakpoints. The Board reviewed at length the information provided in response to a request that Management evaluate the Portfolio's pricing and fees, and the Board noted that the information included comparisons with the pricing structures of comparable accounts. The Board also noted that, based on the information provided by TFAI, the Portfolio's investments in underlying portfolios have permitted meaningful economies of scale, the realization of breakpoints (or lower breakpoints), at the underlying portfolio level which, indirectly, benefit the Portfolio and its shareholders, as well as the underlying portfolios. The Board carefully reviewed the performance record and the fees and expenses of the Portfolio and the comparative information provided by Lipper. The Board noted that the Portfolio has management fees in line with, or lower than, its peers. The Board concluded that the Portfolio's management fee appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable by the underlying portfolios to TFAI and fees payable to the Portfolio Construction Manager, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Portfolio Construction Manager from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI (including any benefits derived from investment advisory fees payable to TFAI with respect to the underlying portfolios in which the Portfolio invests) or the Portfolio Construction Manager from its relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. The Board noted that neither TFAI nor the Portfolio Construction Manager realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations. As a general matter, the Board also noted the popularity of the Portfolio with shareholders and the consequential ancillary benefits to the various underlying portfolios.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Portfolio Construction Manager. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders. The Board noted the popularity of the Portfolio with investors and the consequential ancillary benefits to underlying series.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Conservative Portfolio 14

Asset Allocation–Growth Portfolio

MARKET ENVIRONMENT

Despite a downdraft in domestic and foreign stocks in the spring and early summer of 2006, the twelve months through December 31, 2006 delivered sizable market gains. The Standard and Poor's 500 Composite Stock Index returned 15.78% over the period, while the broader Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") gained 15.88%. The stock market's climb occurred despite four Federal Reserve Board ("Fed") interest rate hikes during the period's first six months. Nervousness about the effect on the economy of rising rates, as well as surging crude oil prices during 2006's first half, helped spark a stock market selloff in May and early June, and general volatility in July. As investors avoided riskier assets during that stretch, smaller-cap stocks and growth stocks were hit the hardest. In fact, large-cap stocks outpaced smaller caps in both the second and third quarters of 2006. The Fed paused its rate-tightening campaign in the third quarter, however, and oil prices eased, emboldening investors once again. As a result, in the year's final months smaller-cap stocks rebounded strongly, enabling the small-cap Russell 2000 Index to notch an 18.37% return for the year. Value stocks continued to outpace and dramatically outperformed growth stocks for the year as a whole, powered largely by gains in the real estate, financial services, energy, telecommunications, and utilities sectors.

Developed foreign markets were even stronger than the U.S. market when translated into U.S. Dollar returns. The Morgan Stanley Capital International EAFE Index returned 26.86% for the period in dollar terms, benefiting from European merger activity, economic improvement in Japan, and a decline in the U.S. Dollar against several major currencies. (Foreign developed-market returns would have been close to the U.S. market's returns without the currency gain.) Emerging markets fared even better, with the Morgan Stanley Capital International Emerging Markets Index gaining 32.59%, despite an emerging markets selloff in May and June.

Bonds struggled against rising short-term interest rates in the first half of the period, but the bond market enjoyed a surge in the second half after the Fed stopped raising rates, helping the Lehman Brothers Aggregate Bond Index to post a decent 4.33% return for the year as a whole. Longer-duration bonds performed worse, while credit-sensitive bonds notched larger gains in sympathy with the surging equity market; the Lehman Brothers High Yield Corporate Bond Index was up 11.85%.

PERFORMANCE

For the year ended December 31, 2006, Asset Allocation – Growth Portfolio, Initial Class returned 15.62%. By comparison, its benchmark, the DJ Wilshire 5000, returned 15.88%.

STRATEGY REVIEW

This fund-of-funds portfolio is structured to provide fully diversified exposure to domestic and international equity markets, and within each, to a range of investment styles across market capitalizations. The portfolio also covers emerging markets and global real estate. Within its Morningstar Large Growth fund peer group, the portfolio's 15.62% return placed in the top decile, largely because it has more international, domestic small-cap, and value-stock exposure than most funds in the category.

Owing to the strong performance of both real estate stocks and foreign stocks during the year, Clarion Global Real Estate Securities was the best-performing fund in the portfolio. Each of the international stock funds also fared well, with TA IDEX AllianceBernstein International Value, TA IDEX Neuberger Berman International, TA IDEX Marsico International Growth, TA IDEX Evergreen International Small Cap, and TA IDEX Oppenheimer Developing Markets all posting positive returns. As value stocks outpaced growth stocks in 2006, several of the value funds – notably TA IDEX UBS Large Cap Value, J.P. Morgan Mid Cap Value, and Transamerica Small/Mid Cap Value – were among the highest-returning domestic equity holdings. Because growth stocks trailed, the growth funds generally made up the laggard list. Jennison Growth and Transamerica Growth Opportunities were among the worst domestic equity performers; while growth funds T. Rowe Price Growth Stock, Transamerica Equity, and TA IDEX Van Kampen Small Company Growth had lower absolute returns, they ranked in the top halves of their fund categories for the year.

Investment Team
Morningstar Associates, LLC

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Growth Portfolio 1

Asset Allocation–Growth Portfolio

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	From Inception	Inception Date
Initial Class	15.62%	10.34%	5/1/02
DJ Wilshire 5000[1]	15.88%	9.16%	5/1/02
Service Class	15.28%	18.30%	5/1/03

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Growth Portfolio 2

Asset Allocation–Growth Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

The expenses shown in the table do not reflect any expenses from the Funds investment in other affiliated investment companies. The average weighted annualized expense ratio of the underlying investment companies at December 31, 2006, was 0.90%.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,107.00	0.14%	$0.74
Hypothetical (b)	1,000.00	1,024.50	0.14	0.71
Service Class
Actual	1,000.00	1,105.20	0.39	2.07
Hypothetical (b)	1,000.00	1,023.24	0.39	1.99

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2006

This chart shows the percentage breakdown by asset type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Growth Portfolio 3

Asset Allocation–Growth Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%)
Aggressive Equity (22.0%)
Munder Net50, Initial Class ‡Ø	3,598,051	$37,132
TA IDEX Evergreen Health Care, Class I @	4,554,409	57,932
TA IDEX Oppenheimer Small-& Mid-Cap Value, Class I @	526,991	5,987
Third Avenue Value, Initial Class Ø	6,100,068	160,615
Transamerica Growth Opportunities, Initial Class Ø	2,638,466	42,189
Transamerica Small/Mid Cap Value, Initial Class Ø	1,723,125	33,739
Capital Preservation (0.6%)
Transamerica Money Market, Initial Class Ø	8,532,771	8,533
Growth Equity (51.3%)
American Century Large Company Value, Initial Class Ø	630,949	7,155
BlackRock Large Cap Value, Initial Class Ø	11,546,972	240,177
Capital Guardian Value, Initial Class Ø	4,483,404	95,272
J.P. Morgan Mid Cap Value, Initial Class Ø	2,766,620	45,926
Jennison Growth, Initial Class Ø	10,422,727	81,923
Marsico Growth, Initial Class Ø	674,043	7,333
T. Rowe Price Equity Income, Initial Class Ø	4,619	96
T. Rowe Price Growth Stock, Initial Class Ø	130,465	3,232

	Shares	Value
Growth Equity (continued)
TA IDEX Bjurman, Barry Micro Emerging Growth, Class I ‡@	703,447	$7,471
TA IDEX UBS Large Cap Value, Class I @	5,314,205	67,756
TA IDEX Van Kampen Small Company Growth, Class I @	5,045,212	64,377
Transamerica Equity, Initial Class ‡Ø	6,409,148	166,317
Transamerica Science & Technology, Initial Class Ø	523,630	2,110
Specialty- Real Estate (4.9%)
Clarion Global Real Estate Securities, Initial Class Ø	3,085,852	75,727
World Equity (21.2%)
TA IDEX AllianceBernstein International Value, Class I @	2,346,975	30,041
TA IDEX BlackRock Global Allocation, Class I @	6,166,473	69,311
TA IDEX Evergreen International Small Cap, Class I @	4,045,039	61,606
TA IDEX Marsico International Growth, Class I @	3,914,769	49,757
TA IDEX Neuberger Berman International, Class I @	5,493,851	65,871
TA IDEX Oppenheimer Developing Markets, Class I @	4,107,133	50,107
Total Investment Companies (cost: $1,293,457) #		$1,537,692

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

Ø  The Fund invests its assets in the Initial Class shares of the affiliated AEGON/Transamerica Series Trust.

@  The Fund invests its assets in Class I shares of the affiliated Transamerica IDEX Mutual Funds.

#  Aggregate cost for federal income tax purposes is $1,293,504. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $245,480 and $1,292, respectively. Net unrealized appreciation for tax purposes is $244,188.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Growth Portfolio 4

Asset Allocation–Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $1,293,457)	$1,537,692
Receivables:
Investment securities sold	430
Shares sold	194
Dividends	2
1,538,318
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	624
Management and advisory fees	130
Service fees	71
Administration fees	16
Other	112
953
Net Assets	$1,537,365
Net Assets Consist of:
Capital stock ($.01 par value)	$1,130
Additional paid-in capital	1,191,856
Undistributed (accumulated) net investment income (loss)	36,536
Undistributed (accumulated) net realized gain (loss) from investment in affiliated investment companies	63,608
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	244,235
Net Assets	$1,537,365
Net Assets by Class:
Initial Class	$1,198,596
Service Class	338,769
Shares Outstanding:
Initial Class	87,950
Service Class	25,013
Net Asset Value and Offering Price Per Share:
Initial Class	$13.63
Service Class	13.54

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$39,048
39,048
Expenses:
Management and advisory fees	1,348
Printing and shareholder reports	91
Custody fees	50
Administration fees	168
Legal fees	27
Audit fees	17
Trustees fees	97
Registration fees	2
Service fees:
Service Class	685
Other	27
Total expenses	2,512
Net Investment Income (Loss)	36,536
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized gain (loss) from investment in affiliated investment companies	12,176
Realized gain distributions from investment in affiliated investment companies	51,484
63,660
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	94,379
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies	158,039
Net Increase (Decrease) in Net Assets Resulting from Operations	$194,575

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Growth Portfolio 5

Asset Allocation–Growth Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$36,536	$12,195
Net realized gain (loss) from investment in affiliated investment companies	63,660	96,040
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	94,379	12,939
	194,575	121,174
Distributions to Shareholders:
From net investment income:
Initial Class	(9,963)	(3,855)
Service Class	(2,233)	(675)
	(12,196)	(4,530)
From net realized gains:
Initial Class	(75,856)	(39,502)
Service Class	(20,093)	(8,383)
	(95,949)	(47,885)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	222,293	207,500
Service Class	113,595	87,680
	335,888	295,180
Proceeds from fund acquisition:
Initial Class	–	326
	–	326
Dividends and distributions reinvested:
Initial Class	85,819	43,357
Service Class	22,326	9,058
	108,145	52,415
Cost of shares redeemed:
Initial Class	(146,188)	(100,269)
Service Class	(26,802)	(14,177)
	(172,990)	(114,446)
	271,043	233,475
Net increase (decrease) in net assets	357,473	302,234
Net Assets:
Beginning of year	1,179,892	877,658
End of year	$1,537,365	$1,179,892
Undistributed (accumulated) net investment income (loss)	$36,536	$12,196

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	16,726	17,018
Service Class	8,562	7,247
	25,288	24,265
Shares issued on fund acquisition:
Initial Class	–	27
	–	27
Shares issued–reinvested from distributions:
Initial Class	6,989	3,613
Service Class	1,829	757
	8,818	4,370
Shares redeemed:
Initial Class	(11,037)	(8,323)
Service Class	(2,058)	(1,174)
	(13,095)	(9,497)
Net increase (decrease) in shares outstanding:
Initial Class	12,678	12,335
Service Class	8,333	6,830
	21,011	19,165

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Growth Portfolio 6

Asset Allocation–Growth Portfolio

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations				Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$12.84	$0.37		$1.52	$1.89	$(0.13)	$(0.97)	$(1.10)	$13.63
	12/31/2005	12.06	0.16		1.27	1.43	(0.06)	(0.59)	(0.65)	12.84
	12/31/2004	10.67	0.05		1.45	1.50	(0.01)	(0.10)	(0.11)	12.06
	12/31/2003	8.17	0.02		2.49	2.51	(0.01)	–	(0.01)	10.67
	12/31/2002	10.00	0.08		(1.91)	(1.83)	–	–	–	8.17
Service Class	12/31/2006	12.78	0.34		1.50	1.84	(0.11)	(0.97)	(1.08)	13.54
	12/31/2005	12.03	0.13		1.26	1.39	(0.05)	(0.59)	(0.64)	12.78
	12/31/2004	10.67	0.03		1.44	1.47	(0.01)	(0.10)	(0.11)	12.03
	12/31/2003	8.46	–	(h)	2.21	2.21	–	–	–	10.67

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)(g)	Net Investment Income (Loss) to Average Net Assets (d)(f)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	15.62%	$1,198,596	0.14%	2.75%	4%
	12/31/2005	12.24	966,677	0.14	1.28	41
	12/31/2004	14.19	759,168	0.14	0.46	38
	12/31/2003	30.80	501,532	0.14	0.18	18
	12/31/2002	(18.30)	156,176	0.21	1.43	20
Service Class	12/31/2006	15.28	338,769	0.39	2.54	4
	12/31/2005	11.92	213,215	0.39	1.06	41
	12/31/2004	13.90	118,490	0.39	0.29	38
	12/31/2003	26.12	14,893	0.38	0.03	18

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Asset Allocation – Growth Portfolio ("the Fund") share classes commenced operations on:

Initial Class – May 1, 2002

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

(f)  Recognition of net investment income by the Fund is affected by the timing of the delcaration of dividends by the underlying investment companies in which the Fund invests.

(g)  Does not include expenses of the investment companies in which the Fund invests.

(h)  Rounds to less than $0.01 per share.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Growth Portfolio 7

Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is, as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Asset Allocation - Growth Portfolio (the "Fund") is part of ATST.

On November 2, 2005, the Fund acquired all of the net assets of the Select+ Aggressive Fund pursuant to a plan of reorganization. Asset Allocation – Growth Portfolio is the accounting survivor. The acquisition was accomplished by a tax free exchange of 27 shares of the Fund's Initial Class for 29 shares of the Select+ Aggressive Fund outstanding on November 1, 2005. The Select+ Aggressive Fund's net assets at that date, $326 including $42 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Asset Allocation – Growth Portfolio immediately before the acquisition were $1,073,418, the combined net assets of the Fund immediately after the acquisition were $1,073,744.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

TFAI has entered into an agreement with Morningstar Associates, LLC ("Morningstar") to provide investment services to the Fund. TFAI compensates Morningstar as described in the Prospectus.

Transamerica Investment Management, LLC is an affiliate of the Fund and is a sub-adviser to other funds within ATST. Prior to August 1, 2006, TFAI retained Great Companies to serve as investment sub-adviser to certain funds within Aegon/Transamerica Series Trust. Great Companies recently entered into a transaction that resulted in affiliates of TFAI and TIM acquiring all of the interests of Great Companies and the cessation of Great Companies' operation as a business.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Growth Portfolio 8

Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $74. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $54. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$311,137
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	60,126
U.S. Government	–

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Growth Portfolio 9

Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$8,362
Long-term Capital Gain	44,053
2006 Distributions paid from:
Ordinary Income	12,302
Long-term Capital Gain	95,843

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$36,775
Undistributed Long-term Capital Gain	$63,416
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$244,188

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Growth Portfolio 10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Asset Allocation–Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation–Growth Portfolio (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Growth Portfolio 11

Asset Allocation–Growth Portfolio

SUPPLEMENT TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $95,843 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Growth Portfolio 12

Asset Allocation–Growth Portfolio

INVESTMENT ADVISORY AND ASSET ALLOCATION MANAGEMENT AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Asset Allocation – Growth Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Asset Allocation Management Agreement of the Portfolio between TFAI and Morningstar Associates, LLC (the "Portfolio Construction Manager"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Asset Allocation Management Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Portfolio Construction Manager such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Portfolio Construction Manager (such as in-person presentations by the Portfolio Construction Manager) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Asset Allocation Management Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Portfolio Construction Manager to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Portfolio Construction Manager are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Portfolio Construction Manager's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Portfolio Construction Manager, TFAI's management oversight process, the professional qualifications and experience of the Portfolio Construction Manager's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Portfolio Construction Manager proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Portfolio Construction Manager's obligations will remain substantially the same. They also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional way.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Portfolio Construction Manager generally had achieved strong investment performance, favorably noting that the performance of the Portfolio generally has been superior relative to its peers over the past one-, two- and three-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Portfolio Construction Manager, the Trustees concluded that TFAI and the Portfolio Construction Manager are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Portfolio Construction Manager's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Board noted that the Portfolio Construction Manager receives the entirety of the management fee payable by the Portfolio because TFAI is compensated through the management fees payable by the underlying portfolios in which the Portfolio invests. The Trustees reviewed data from Lipper that compared the Portfolio's management fees, other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rates against a peer group of comparable funds. Based on such information, the Trustees determined

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Growth Portfolio 13

Asset Allocation–Growth Portfolio (continued)

that the management fees and overall expense ratio of the Portfolio generally are lower than industry averages. In addition, on the basis of the Board's review of the management fees charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Portfolio Construction Manager, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Portfolio Construction Manager's profitability, currently are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Portfolio Construction Manager.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board noted that the management fee of the Portfolio does not contain asset-based breakpoints, despite ongoing efforts to negotiate such breakpoints. The Board reviewed at length the information provided in response to a request that Management evaluate the Portfolio's pricing and fees, and the Board noted that the information included comparisons with the pricing structures of comparable accounts. The Board also noted that, based on the information provided by TFAI, the Portfolio's investments in underlying portfolios have permitted meaningful economies of scale, the realization of breakpoints (or lower breakpoints), at the underlying portfolio level which, indirectly, benefit the Portfolio and its shareholders, as well as the underlying portfolios. The Board carefully reviewed the performance record and the fees and expenses of the Portfolio and the comparative information provided by Lipper. The Board noted that the Portfolio has management fees in line with, or lower than, its peers. The Board concluded that the Portfolio's management fee appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable by the underlying portfolios to TFAI and fees payable to the Portfolio Construction Manager, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Portfolio Construction Manager from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI (including any benefits derived from investment advisory fees payable to TFAI with respect to the underlying portfolios in which the Portfolio invests) or the Portfolio Construction Manager from its relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. The Board noted that neither TFAI nor the Portfolio Construction Manager realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations. As a general matter, the Board also noted the popularity of the Portfolio with shareholders and the consequential ancillary benefits to the various underlying portfolios.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Portfolio Construction Manager. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders. The Board noted the popularity of the Portfolio with investors and the consequential ancillary benefits to underlying series.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Growth Portfolio 14

Asset Allocation–Moderate Portfolio

MARKET ENVIRONMENT

Despite a downdraft in domestic and foreign stocks in the spring and early summer of 2006, the twelve months through December 31, 2006 delivered sizable market gains. The Standard and Poor's 500 Composite Stock Index returned 15.78% over the period, while the broader Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") gained 15.88%. The stock market's climb occurred despite four Federal Reserve Board ("Fed") interest rate hikes during the period's first six months. Nervousness about the effect on the economy of rising rates, as well as surging crude oil prices during 2006's first half, helped spark a stock market selloff in May and early June, and general volatility in July. As investors avoided riskier assets during that stretch, smaller-cap stocks and growth stocks were hit the hardest. In fact, large-cap stocks outpaced smaller caps in both the second and third quarters of 2006. The Fed paused its rate-tightening campaign in the third quarter, however, and oil prices eased, emboldening investors once again. As a result, in the year's final months smaller-cap stocks rebounded strongly, enabling the small-cap Russell 2000 Index to notch an 18.37% return for the year. Value stocks continued to outpace and dramatically outperformed growth stocks for the year as a whole, powered largely by gains in the real estate, financial services, energy, telecommunications, and utilities sectors.

Developed foreign markets were even stronger than the U.S. market when translated into U.S. Dollar returns. The Morgan Stanley Capital International EAFE Index returned 26.86% for the period in dollar terms, benefiting from European merger activity, economic improvement in Japan, and a decline in the U.S. Dollar against several major currencies. (Foreign developed-market returns would have been close to the U.S. market's returns without the currency gain.) Emerging markets fared even better, with the Morgan Stanley Capital International Emerging Markets Index gaining 32.59%, despite an emerging markets selloff in May and June.

Bonds struggled against rising short-term interest rates in the first half of the period, but the bond market enjoyed a surge in the second half after the Fed stopped raising rates, helping the Lehman Brothers Aggregate Bond Index ("LBAB") to post a decent 4.33% return for the year as a whole. Longer-duration bonds performed worse, while credit-sensitive bonds notched larger gains in sympathy with the surging equity market; the Lehman Brothers High Yield Corporate Bond Index was up 11.85%.

PERFORMANCE

For the year ended December 31, 2006, Asset Allocation–Moderate Portfolio, Initial Class returned 11.48%. By comparison, its primary and secondary benchmarks, the DJ Wilshire 5000 and the LBAB, returned 15.88% and 4.33%, respectively.

STRATEGY REVIEW

This fund-of-funds portfolio is structured to provide an approximately 50%/45%/5% mix of stocks, bonds, and cash. Its equity exposure is intended to provide broad coverage of domestic and international equity markets, across market capitalizations and investment styles. It also includes emerging markets and global real estate. The fixed income portion of the portfolio is similarly well diversified, covering investment-grade and credit-sensitive holdings, as well as some exposure to international bonds. Within its Morningstar Moderate Allocation fund peer group, the portfolio's 11.48% return placed in the top half for the period. Relative to that group, the portfolio was hindered by having less equity exposure than most peers, but benefited from having more domestic small-cap and international exposure within its equity stake. It also benefited from having more credit-sensitive holdings within the fixed income portion.

Owing to the strong performance of both real estate stocks and foreign stocks during the year, Clarion Global Real Estate Securities was the best-performing fund in the portfolio. Each of the international stock funds also fared well, with TA IDEX AllianceBernstein International Value, TA IDEX Neuberger Berman International, TA IDEX Marsico International Growth, TA IDEX Evergreen International Small Cap, and TA IDEX Oppenheimer Developing Markets all posting positive returns. As value stocks outpaced growth stocks in 2006, several of the value funds—most notably American Century Large Company Value, T. Rowe Price Equity Income, J.P. Morgan Mid Cap Value, and Transamerica Small/Mid Cap Value—were among the highest-returning of the major domestic equity holdings. Because growth stocks trailed, the growth funds generally made up the laggard list on the equity side, although the largest growth holding, Transamerica Equity, ranked in the top half of its fund category.

Among the bond holdings, the most equity-sensitive funds performed best, namely Transamerica Convertible Securities, MFS High Yield, TA IDEX Transamerica High- Yield Bond, and TA IDEX Van Kampen Emerging Markets Debt. TA IDEX JPMorgan International Bond also outpaced the LBAB bond benchmark, while PIMCO Total Return lagged slightly and TA IDEX PIMCO Real Return TIPS brought up the rear.

Investment Team
Morningstar Associates, LLC

Asset Allocation–Moderate Portfolio 1

Asset Allocation–Moderate Portfolio

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	From Inception	Inception Date
Initial Class	11.48%	8.56%	5/1/02
DJ Wilshire 5000[1]	15.88%	9.16%	5/1/02
LBAB[1]	4.33%	4.98%	5/1/02
Service Class	11.21%	13.24%	5/1/03

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index and Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal ®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Asset Allocation–Moderate Portfolio 2

Asset Allocation–Moderate Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions. The expenses shown in the table do not reflect any expenses from the Funds investment in other affiliated investment companies. The average weighted annualized expense ratio of the underlying investment companies at December 31, 2006, was 0.83%.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,078.70	0.14%	$0.73
Hypothetical (b)	1,000.00	1,024.50	0.14	0.71
Service Class
Actual	1,000.00	1,077.70	0.39	2.04
Hypothetical (b)	1,000.00	1,023.24	0.39	1.99

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2006

This chart shows the percentage breakdown by asset type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

Annual Report 2006

Asset Allocation–Moderate Portfolio 3

Asset Allocation–Moderate Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%)
Aggressive Equity (14.0%)
Munder Net50, Initial Class ‡Ø	817,909	$8,441
T. Rowe Price Small Cap, Initial Class Ø	2,750,922	28,499
TA IDEX Evergreen Health Care, Class I @	4,841,117	61,579
TA IDEX Oppenheimer Small- & Mid- Cap Value, Class I @	425,141	4,830
Third Avenue Value, Initial Class Ø	6,498,559	171,107
Transamerica Growth Opportunities, Initial Class Ø	4,384,289	70,105
Transamerica Small/Mid Cap Value, Initial Class Ø	1,282,960	25,120
Capital Preservation (0.4%)
Transamerica Money Market, Initial Class Ø	10,194,338	10,194
Fixed-Income (31.2%)
MFS High Yield, Initial Class Ø	11,725,917	111,162
PIMCO Total Return, Initial Class Ø	23,852,971	261,906
TA IDEX PIMCO Real Return TIPS, Class I @	14,374,984	142,025
TA IDEX Transamerica Flexible Income, Class I @	2,446,276	23,068
TA IDEX Transamerica High-Yield Bond, Class I @	2,211,130	20,674
TA IDEX Transamerica Short-Term Bond, Class I @	12,311,927	120,903
Transamerica Convertible Securities, Initial Class Ø	11,914,356	143,210
Foreign Fixed-Income (11.1%)
TA IDEX JPMorgan International Bond, Class I @	17,052,760	177,860
TA IDEX Van Kampen Emerging Markets Debt, Class I @	10,357,701	113,520

	Shares	Value
Growth Equity (27.8%)
American Century Large Company Value, Initial Class Ø	5,829,660	$66,108
BlackRock Large Cap Value, Initial Class Ø	6,758,037	140,567
Capital Guardian Value, Initial Class Ø	190,238	4,042
Federated Growth & Income, Initial Class Ø	4,742,852	73,040
J.P. Morgan Mid Cap Value, Initial Class Ø	2,089,910	34,692
Jennison Growth, Initial Class Ø	179,504	1,411
Marsico Growth, Initial Class Ø	7,973,320	86,750
T. Rowe Price Equity Income, Initial Class Ø	4,565,110	95,000
T. Rowe Price Growth Stock, Initial Class Ø	57,762	1,431
TA IDEX Bjurman, Barry Micro Emerging Growth, Class I ‡ @	1,125,673	11,955
TA IDEX UBS Large Cap Value, Class I @	634,171	8,086
Transamerica Equity, Initial Class ‡Ø	6,752,102	175,217
Transamerica Science & Technology, Initial Class Ø	8,805,629	35,487
Specialty–Real Estate (4.6%)
Clarion Global Real Estate Securities, Initial Class Ø	4,896,812	120,168
World Equity (10.9%)
TA IDEX AllianceBernstein International Value, Class I @	2,938,411	37,612
TA IDEX BlackRock Global Allocation, Class I @	1,173,547	13,191
TA IDEX Evergreen International Small Cap, Class I @	4,333,722	66,002
TA IDEX Marsico International Growth, Class I @	4,604,455	58,523
TA IDEX Neuberger Berman International, Class I @	5,383,215	64,545
TA IDEX Oppenheimer Developing Markets, Class I @	3,856,780	47,053
Total Investment Companies (cost: $2,323,719) #		$2,635,083

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

Ø  The Fund invests its assets in the Initial Class shares of the affiliated AEGON/Transamerica Series Trust.

@  The Fund invests its assets in Class I shares of the affiliated Transamerica IDEX Mutual Funds.

#  Aggregate cost for federal income tax purposes is $2,323,932. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $328,088 and $16,937, respectively. Net unrealized appreciation for tax purposes is $311,151.

The notes to the financial statements are an integral part of this report.

Annual Report 2006

Asset Allocation–Moderate Portfolio 4

Asset Allocation–Moderate Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $2,323,719)	$2,635,083
Receivables:
Shares sold	2,118
Dividends	3
2,637,204
Liabilities:
Investment securities purchased	1,084
Accounts payable and accrued liabilities:
Shares redeemed	1,034
Management and advisory fees	223
Service fees	218
Administration fees	28
Other	174
2,761
Net Assets	$2,634,443
Net Assets Consist of:
Capital stock ($.01 par value)	$2,085
Additional paid-in capital	2,164,491
Undistributed (accumulated) net investment income (loss)	82,630
Undistributed (accumulated) net realized gain (loss) from investment in affiliated investment companies	73,873
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	311,364
Net Assets	$2,634,443
Net Assets by Class:
Initial Class	$1,591,304
Service Class	1,043,139
Shares Outstanding:
Initial Class	125,716
Service Class	82,773
Net Asset Value and Offering Price Per Share:
Initial Class	$12.66
Service Class	12.60

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$87,819
Expenses:
Management and advisory fees	2,361
Printing and shareholder reports	142
Custody fees	67
Administration fees	295
Legal fees	47
Audit fees	17
Trustees fees	171
Registration fees	3
Service fees:
Service Class	2,038
Other	47
Total expenses	5,188
Net Investment Income (Loss)	82,631
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized gain (loss) from investment in affiliated investment companies	11,017
Realized gain distributions from investment in affiliated investment companies	63,027
74,044
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	101,415
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies	175,459
Net Increase (Decrease) in Net Assets Resulting from Operations	$258,090

The notes to the financial statements are an integral part of this report.

Annual Report 2006

Asset Allocation–Moderate Portfolio 5

Asset Allocation–Moderate Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$82,631	$61,692
Net realized gain (loss) from investment in affiliated investment companies	74,044	109,273
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	101,415	(30,213)
	258,090	140,752
Distributions to Shareholders:
From net investment income:
Initial Class	(39,931)	(26,155)
Service Class	(21,762)	(8,017)
	(61,693)	(34,172)
From net realized gains:
Initial Class	(69,586)	(58,958)
Service Class	(39,653)	(18,680)
	(109,239)	(77,638)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	154,399	167,596
Service Class	393,038	364,869
	547,437	532,465
Dividends and distributions reinvested:
Initial Class	109,517	85,113
Service Class	61,415	26,697
	170,932	111,810
Cost of shares redeemed:
Initial Class	(240,954)	(168,296)
Service Class	(45,171)	(22,319)
	(286,125)	(190,615)
	432,244	453,660
Net increase (decrease) in net assets	519,402	482,602
Net Assets:
Beginning of year	2,115,041	1,632,439
End of year	$2,634,443	$2,115,041
Undistributed (accumulated) net investment income (loss)	$82,630	$61,692

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	12,360	13,994
Service Class	31,575	30,407
	43,935	44,401
Shares issued–reinvested from distributions:
Initial Class	9,281	7,256
Service Class	5,222	2,280
	14,503	9,536
Shares redeemed:
Initial Class	(19,265)	(14,004)
Service Class	(3,634)	(1,864)
	(22,899)	(15,868)
Net increase (decrease) in shares outstanding:
Initial Class	2,376	7,246
Service Class	33,163	30,823
	35,539	38,069

The notes to the financial statements are an integral part of this report.

Annual Report 2006

Asset Allocation–Moderate Portfolio 6

Asset Allocation–Moderate Portfolio

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$12.24	$0.44	$0.89	$1.33	$(0.33)	$(0.58)	$(0.91)	$12.66
	12/31/2005	12.10	0.40	0.46	0.86	(0.22)	(0.50)	(0.72)	12.24
	12/31/2004	10.99	0.18	1.06	1.24	(0.03)	(0.10)	(0.13)	12.10
	12/31/2003	8.81	0.04	2.15	2.19	(0.01)	–	(0.01)	10.99
	12/31/2002	10.00	0.06	(1.25)	(1.19)	–	–	–	8.81
Service Class	12/31/2006	12.20	0.43	0.87	1.30	(0.32)	(0.58)	(0.90)	12.60
	12/31/2005	12.09	0.41	0.42	0.83	(0.22)	(0.50)	(0.72)	12.20
	12/31/2004	10.98	0.18	1.03	1.21	– (h)	(0.10)	(0.10)	12.09
	12/31/2003	9.21	0.01	1.76	1.77	–	–	–	10.98

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)(g)	Net Investment Income (Loss) to Average Net Assets (d)(f)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	11.48%	$1,591,304	0.13%	3.53%	3%
	12/31/2005	7.44	1,509,579	0.14	3.36	24
	12/31/2004	11.39	1,405,218	0.13	1.61	30
	12/31/2003	24.87	1,169,496	0.12	0.39	16
	12/31/2002	(11.90)	405,684	0.15	1.03	21
Service Class	12/31/2006	11.21	1,043,139	0.38	3.44	3
	12/31/2005	7.13	605,462	0.39	3.40	24
	12/31/2004	11.13	227,221	0.39	1.63	30
	12/31/2003	19.22	28,018	0.37	0.13	16

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Asset Allocation–Moderate Portfolio (the "Fund") share classes commenced operations as follows:

Initial Class–May 1, 2002

Service Class–May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

(f)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)  Does not include expenses of the investment companies in which the Fund invests.

(h)  Rounds to less than $0.01 per share.

The notes to the financial statements are an integral part of this report.

Annual Report 2006

Asset Allocation–Moderate Portfolio 7

Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Asset Allocation – Moderate Portfolio (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

TFAI has entered into an agreement with Morningstar Associates, LLC ("Morningstar") to provide investment services to the Fund. TFAI compensates Morningstar as described in the Prospectus.

Transamerica Investment Management, LLC is an affiliate of the Fund and is a sub-adviser to other funds within ATST. Prior to August 1, 2006, TFAI retained Great Companies to serve as investment sub-adviser to certain funds within Aegon/Transamerica Series Trust. Great Companies recently entered into a transaction that resulted in affiliates of TFAI and TIM acquiring all of the interests of Great Companies and the cessation of Great Companies' operation as a business.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.25% Expense Limit

Annual Report 2006

Asset Allocation–Moderate Portfolio 8

Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $128. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $95. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$487,564
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	80,388
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance

Annual Report 2006

Asset Allocation–Moderate Portfolio 9

Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$34,305
Long-term Capital Gain	77,505
2006 Distributions paid from:
Ordinary Income	62,077
Long-term Capital Gain	108,855

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$82,661
Undistributed Long-term Capital Gain	$74,055
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$311,151

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Annual Report 2006

Asset Allocation–Moderate Portfolio 10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Asset Allocation–Moderate Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation – Moderate Portfolio (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

Annual Report 2006

Asset Allocation–Moderate Portfolio 11

Asset Allocation–Moderate Portfolio

SUPPLEMENT TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $108,855 for the year ended December 31, 2006.

Annual Report 2006

Asset Allocation–Moderate Portfolio 12

Asset Allocation–Moderate Portfolio

INVESTMENT ADVISORY AND ASSET ALLOCATION MANAGEMENT AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Asset Allocation — Moderate Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Asset Allocation Management Agreement of the Portfolio between TFAI and Morningstar Associates, LLC (the "Portfolio Construction Manager"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Asset Allocation Management Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Portfolio Construction Manager such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Portfolio Construction Manager (such as in-person presentations by the Portfolio Construction Manager) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Asset Allocation Management Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Portfolio Construction Manager to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Portfolio Construction Manager are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Portfolio Construction Manager's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Portfolio Construction Manager, TFAI's management oversight process, the professional qualifications and experience of the Portfolio Construction Manager's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Portfolio Construction Manager proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Portfolio Construction Manager's obligations will remain substantially the same. They also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional way.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Portfolio Construction Manager generally had achieved strong investment performance, favorably noting that the performance of the Portfolio generally has been superior relative to its peers over the past one-, two- and three-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Portfolio Construction Manager, the Trustees concluded that TFAI and the Portfolio Construction Manager are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Portfolio Construction Manager's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Board noted that the Portfolio Construction Manager receives the entirety of the management fee payable by the Portfolio because TFAI is compensated through the management fees payable by the underlying portfolios in which the Portfolio invests. The Trustees reviewed data from Lipper that compared the Portfolio's management fees, other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rates against a peer group of comparable funds. Based on such information, the Trustees

Annual Report 2006

Asset Allocation–Moderate Portfolio 13

Asset Allocation–Moderate Portfolio (continued)

determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Portfolio Construction Manager, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Portfolio Construction Manager's profitability, currently are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Portfolio Construction Manager.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board noted that the management fee of the Portfolio does not contain asset-based breakpoints, despite ongoing efforts to negotiate such breakpoints. The Board reviewed at length the information provided in response to a request that Management evaluate the Portfolio's pricing and fees, and the Board noted that the information included comparisons with the pricing structures of comparable accounts. The Board also noted that, based on the information provided by TFAI, the Portfolio's investments in underlying portfolios have permitted meaningful economies of scale, the realization of breakpoints (or lower breakpoints), at the underlying portfolio level which, indirectly, benefit the Portfolio and its shareholders, as well as the underlying portfolios. The Board carefully reviewed the performance record and the fees and expenses of the Portfolio and the comparative information provided by Lipper. The Board noted that the Portfolio has management fees in line with, or lower than, its peers. The Board concluded that the Portfolio's management fee appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable by the underlying portfolios to TFAI and fees payable to the Portfolio Construction Manager, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Portfolio Construction Manager from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI (including any benefits derived from investment advisory fees payable to TFAI with respect to the underlying portfolios in which the Portfolio invests) or the Portfolio Construction Manager from its relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. The Board noted that neither TFAI nor the Portfolio Construction Manager realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations. As a general matter, the Board also noted the popularity of the Portfolio with shareholders and the consequential ancillary benefits to the various underlying portfolios.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Portfolio Construction Manager. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

Annual Report 2006

Asset Allocation–Moderate Portfolio 14

Asset Allocation–Moderate Growth Portfolio

MARKET ENVIRONMENT

Despite a downdraft in domestic and foreign stocks in the spring and early summer of 2006, the twelve months through December 31, 2006 delivered sizable market gains. The Standard and Poor's 500 Composite Stock Index returned 15.78% over the period, while the broader Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") gained 15.88%. The stock market's climb occurred despite four Federal Reserve Board ("Fed") interest rate hikes during the period's first six months. Nervousness about the effect on the economy of rising rates, as well as surging crude oil prices during 2006's first half, helped spark a stock market selloff in May and early June, and general volatility in July. As investors avoided riskier assets during that stretch, smaller-cap stocks and growth stocks were hit the hardest. In fact, large-cap stocks outpaced smaller caps in both the second and third quarters of 2006. The Fed paused its rate-tightening campaign in the third quarter, however, and oil prices eased, emboldening investors once again. As a result, in the year's final months smaller-cap stocks rebounded strongly, enabling the small-cap Russell 2000 Index to notch an 18.37% return for the year. Value stocks continued to outpace and dramatically outperformed growth stocks for the year as a whole, powered largely by gains in the real estate, financial services, energy, telecommunications, and utilities sectors.

Developed foreign markets were even stronger than the U.S. market when translated into U.S. Dollar returns. The Morgan Stanley Capital International EAFE Index returned 26.86% for the period in dollar terms, benefiting from European merger activity, economic improvement in Japan, and a decline in the U.S. Dollar against several major currencies. (Foreign developed-market returns would have been close to the U.S. market's returns without the currency gain.) Emerging markets fared even better, with the Morgan Stanley Capital International Emerging Markets Index gaining 32.59%, despite an emerging markets selloff in May and June.

Bonds struggled against rising short-term interest rates in the first half of the period, but the bond market enjoyed a surge in the second half after the Fed stopped raising rates, helping the Lehman Brothers Aggregate Bond Index ("LBAB") to post a decent 4.33% return for the year as a whole. Longer-duration bonds performed worse, while credit-sensitive bonds notched larger gains in sympathy with the surging equity market; the Lehman Brothers High Yield Corporate Bond Index was up 11.85%.

PERFORMANCE

For the year ended December 31, 2006, Asset Allocation–Moderate Growth Portfolio, Initial Class returned 13.83%. By comparison, its primary and secondary benchmarks, the DJ Wilshire 5000 and the LBAB, returned 15.88% and 4.33%, respectively.

STRATEGY REVIEW

This fund-of-funds portfolio is structured to provide an approximately 70%/25%/5% mix of stocks, bonds, and cash. Its equity exposure is intended to provide broad coverage of domestic and international equity markets, across market capitalizations and investment styles. It also includes emerging markets and global real estate. The fixed income portion of the portfolio is similarly well diversified, covering investment-grade and credit-sensitive holdings, as well as some exposure to international bonds. Within its Morningstar Moderate Allocation fund peer group, the portfolio's 13.83% return placed in the top quintile for the period. Relative to that group, the portfolio benefited from having more equity exposure than many peers, and within its equity stake, more domestic small-cap and international exposure. It also benefited from having more credit-sensitive holdings within the fixed income portion.

Owing to the strong performance of both real estate stocks and foreign stocks during the year, Clarion Global Real Estate Securities was the best-performing fund in the portfolio. Each of the international stock funds also fared well, with TA IDEX AllianceBernstein International Value, TA IDEX Neuberger Berman International, TA IDEX Marsico International Growth, TA IDEX Evergreen International Small Cap, and TA IDEX Oppenheimer Developing Markets all posting positive returns. As value stocks outpaced growth stocks in 2006, several of the value funds – most notably T. Rowe Price Equity Income and J.P. Morgan Mid Cap Value – were among the highest-returning of the major domestic equity holdings. Because growth stocks trailed, the growth funds generally made up the laggard list on the equity side, although growth funds Transamerica Equity and TA IDEX Van Kampen Small Company Growth ranked in the top halves of their fund categories.

Among the bond holdings, the most equity-sensitive funds performed best, namely Transamerica Convertible Securities, MFS High Yield, TA IDEX Transamerica High-Yield Bond, and TA IDEX Van Kampen Emerging Markets Debt. TA IDEX JPMorgan International Bond also outpaced the LBAB bond benchmark, while PIMCO Total Return lagged slightly and TA IDEX PIMCO Real Return TIPS brought up the rear.

Investment Team
Morningstar Associates, LLC

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Moderate Growth Portfolio 1

Asset Allocation–Moderate Growth Portfolio

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	From Inception	Inception Date
Initial Class	13.83%	9.67%	5/1/02
DJ Wilshire 5000[1]	15.88%	9.16%	5/1/02
LBAB[1]	4.33%	4.98%	5/1/02
Service Class	13.54%	15.94%	5/1/03

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index and Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal ®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.fund-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Moderate Growth Portfolio 2

Asset Allocation–Moderate Growth Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions. The expenses shown in the table do not reflect any expenses from the Funds investment in other affiliated investment companies. The average weighted annualized expense ratio of the underlying investment companies at December 31, 2006, was 0.85%.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,091.40	0.14%	$0.74
Hypothetical (b)	1,000.00	1,024.50	0.14	0.71
Service Class
Actual	1,000.00	1,090.10	0.39	2.05
Hypothetical (b)	1,000.00	1,023.24	0.39	1.99

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2006

This chart shows the percentage breakdown by asset type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Moderate Growth Portfolio 3

Asset Allocation–Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%)
Aggressive Equity (14.7%)
Munder Net50, Initial Class ‡Ø	2,670,492	$27,559
TA IDEX Evergreen Health Care, Class I @	8,319,425	105,823
TA IDEX Oppenheimer Small- & Mid- Cap Value, Class I @	3,527,868	40,077
Third Avenue Value, Initial Class Ø	11,493,099	302,613
Transamerica Growth Opportunities, Initial Class Ø	7,886,737	126,109
Capital Preservation (1.0%)
Transamerica Money Market, Initial Class Ø	42,271,231	42,271
Fixed-Income (18.7%)
MFS High Yield, Initial Class Ø	8,593,878	81,470
PIMCO Total Return, Initial Class Ø	22,013,524	241,709
TA IDEX PIMCO Real Return TIPS, Class I @	12,663,831	125,119
TA IDEX Transamerica Flexible Income, Class I @	4,292,755	40,481
TA IDEX Transamerica High-Yield Bond, Class I @	3,162,485	29,569
TA IDEX Transamerica Short-Term Bond, Class I @	5,772,250	56,684
Transamerica Convertible Securities, Initial Class Ø	15,821,126	190,170
Foreign Fixed-Income (6.4%)
TA IDEX JPMorgan International Bond, Class I @	14,677,094	153,082
TA IDEX Van Kampen Emerging Markets Debt, Class I @	9,862,850	108,097
Growth Equity (36.8%)
American Century Large Company Value, Initial Class Ø	2,879,293	32,651
BlackRock Large Cap Value, Initial Class Ø	15,321,413	318,685

	Shares	Value
Growth Equity (continued)
Capital Guardian Value, Initial Class Ø	7,803,231	$165,819
J.P. Morgan Mid Cap Value, Initial Class Ø	10,830,727	179,790
Jennison Growth, Initial Class Ø	1,911,764	15,026
Marsico Growth, Initial Class Ø	1,611,968	17,538
T. Rowe Price Equity Income, Initial Class Ø	5,232,481	108,888
T. Rowe Price Growth Stock, Initial Class Ø	438,615	10,865
TA IDEX Bjurman, Barry Micro Emerging Growth, Class I ‡@	1,450,075	15,400
TA IDEX UBS Large Cap Value, Class I @	1,381,761	17,617
TA IDEX Van Kampen Small Company Growth, Class I @	7,010,773	89,457
Transamerica Equity, Initial Class ‡Ø	19,001,964	493,101
Transamerica Science & Technology, Initial Class Ø	11,456,677	46,170
Specialty–Real Estate (5.2%)
Clarion Global Real Estate Securities, Initial Class Ø	8,696,235	213,406
World Equity (17.2%)
TA IDEX AllianceBernstein International Value, Class I @	7,900,886	101,131
TA IDEX BlackRock Global Allocation, Class I @	16,278,690	182,973
TA IDEX Evergreen International Small Cap, Class I @	8,706,164	132,595
TA IDEX Marsico International Growth, Class I @	8,583,325	109,094
TA IDEX Neuberger Berman International, Class I @	7,198,906	86,315
TA IDEX Oppenheimer Developing Markets, Class I @	7,742,415	94,457
Total Investment Companies (cost: $3,546,005) #		$4,101,811

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

Ø  The Fund invests its assets in the Initial Class shares of the affiliated AEGON/Transamerica Series Trust.

@  The Fund invests its assets in Class I shares of the affiliated Transamerica IDEX Mutual Funds.

#  Aggregate cost for federal income tax purposes is $3,546,555. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $562,982 and $7,726, respectively. Net unrealized appreciation for tax purposes is $555,256.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Moderate Growth Portfolio 4

Asset Allocation–Moderate Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $3,546,005)	$4,101,811
Receivables:
Investment securities sold	236
Shares sold	1,644
Dividends	11
4,103,702
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1,880
Management and advisory fees	344
Service fees	380
Administration fees	43
Other	197
2,844
Net Assets	$4,100,858
Net Assets Consist of:
Capital stock ($.01 par value)	$2,996
Additional paid-in capital	3,320,487
Undistributed (accumulated) net investment income (loss)	107,618
Undistributed (accumulated) net realized gain (loss) from investment in affiliated investment companies	113,951
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	555,806
Net Assets	$4,100,858
Net Assets by Class:
Initial Class	$2,277,269
Service Class	1,823,589
Shares Outstanding:
Initial Class	165,965
Service Class	133,667
Net Asset Value and Offering Price Per Share:
Initial Class	$13.72
Service Class	13.64

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$115,271
115,271
Expenses:
Management and advisory fees	3,350
Printing and shareholder reports	150
Custody fees	84
Administration fees	419
Legal fees	67
Audit fees	17
Trustees fees	239
Registration fees	3
Service fees:
Service Class	3,257
Other	67
Total expenses	7,653
Net Investment Income (Loss)	107,618
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized gain (loss) from investment in affiliated investment companies	13,443
Realized gain distributions from investment in affiliated investment companies	101,041
114,484
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	220,122
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies	334,606
Net Increase (Decrease) in Net Assets Resulting from Operations	$442,224

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Moderate Growth Portfolio 5

Asset Allocation–Moderate Growth Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$107,618	$54,145
Net realized gain (loss) from investment in affiliated investment companies	114,484	143,697
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	220,122	33,750
	442,224	231,592
Distributions to Shareholders:
From net investment income:
Initial Class	(32,729)	(19,033)
Service Class	(21,416)	(6,366)
	(54,145)	(25,399)
From net realized gains:
Initial Class	(84,525)	(56,782)
Service Class	(58,701)	(19,984)
	(143,226)	(76,766)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	328,290	317,522
Service Class	831,486	537,084
	1,159,776	854,606
Proceeds from fund acquisition:
Initial Class	–	6,970
	–	6,970
Dividends and distributions reinvested:
Initial Class	117,254	75,815
Service Class	80,117	26,350
	197,371	102,165
Cost of shares redeemed:
Initial Class	(211,964)	(161,230)
Service Class	(40,042)	(14,697)
	(252,006)	(175,927)
	1,105,141	787,814
Net increase (decrease) in net assets	1,349,994	917,241
Net Assets:
Beginning of year	2,750,864	1,833,623
End of year	$4,100,858	$2,750,864
Undistributed (accumulated) net investment income (loss)	$107,618	$54,145

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	24,761	26,058
Service Class	62,937	43,965
	87,698	70,023
Shares issued on fund acquisition:
Initial Class	–	572
	–	572
Shares issued–reinvested from distributions:
Initial Class	9,321	6,266
Service Class	6,398	2,185
	15,719	8,451
Shares redeemed:
Initial Class	(15,970)	(13,239)
Service Class	(3,047)	(1,201)
	(19,017)	(14,440)
Net increase (decrease) in shares outstanding:
Initial Class	18,112	19,657
Service Class	66,288	44,949
	84,400	64,606

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Moderate Growth Portfolio 6

Asset Allocation–Moderate Growth Portfolio

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$12.80	$0.43	$1.27	$1.70	$(0.22)	$(0.56)	$(0.78)	$13.72
	12/31/2005	12.18	0.30	0.88	1.18	(0.14)	(0.42)	(0.56)	12.80
	12/31/2004	10.82	0.13	1.32	1.45	(0.02)	(0.07)	(0.09)	12.18
	12/31/2003	8.52	0.03	2.28	2.31	(0.01)	-	(0.01)	10.82
	12/31/2002	10.00	0.08	(1.56)	(1.48)	-	-	-	8.52
Service Class	12/31/2006	12.75	0.42	1.24	1.66	(0.21)	(0.56)	(0.77)	13.64
	12/31/2005	12.15	0.29	0.86	1.15	(0.13)	(0.42)	(0.55)	12.75
	12/31/2004	10.83	0.12	1.29	1.41	(0.02)	(0.07)	(0.09)	12.15
	12/31/2003	8.87	0.01	1.95	1.96	-	-	-	10.83

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)(g)	Net Investment Income (Loss) to Average Net Assets (d)(f)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	13.83%	$2,277,269	0.13%	3.25%	2%
	12/31/2005	9.91	1,892,007	0.14	2.47	23
	12/31/2004	13.54	1,560,998	0.14	1.15	30
	12/31/2003	27.17	1,166,851	0.12	0.34	13
	12/31/2002	(14.80)	396,608	0.15	1.33	23
Service Class	12/31/2006	13.54	1,823,589	0.38	3.15	2
	12/31/2005	9.71	858,857	0.39	2.40	23
	12/31/2004	13.16	272,625	0.39	1.08	30
	12/31/2003	22.10	40,083	0.37	0.17	13

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Asset Allocation–Moderate Growth Portfolio (the "Fund") share classes commenced operations on:

Initial Class–May 1, 2002
    Service Class–May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

(f)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)  Does not include expenses of the investment companies in which the Fund invests.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Moderate Growth Portfolio 7

Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is, as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").  ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Asset Allocation–Moderate Growth Portfolio (the "Fund") is part of ATST.

On November 2, 2005, the Fund acquired all of the net assets of the Select+ Growth & Income Fund pursuant to a plan of reorganization. Asset Allocation–Moderate Growth Portfolio is the accounting survivor. The acquisition was accomplished by a tax free exchange of 572 shares of the Fund's Initial Class for 562 shares of the Select+ Growth & Income Fund outstanding on November 1, 2005. The Select+ Growth & Income Fund's net assets at that date, $6,970 including $1,069 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Asset Allocation–Moderate Growth Portfolio immediately before the acquisition were $2,495,191, the combined net assets of the Fund immediately after the acquisition were $2,502,161.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis.  Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

TFAI has entered into an agreement with Morningstar Associates, LLC ("Morningstar") to provide investment services to the Fund. TFAI compensates Morningstar as described in the Prospectus.

Transamerica Investment Management, LLC is an affiliate of the Fund and is a sub-adviser to other funds within ATST.  Prior to August 1, 2006, TFAI retained Great Companies to serve as investment sub-adviser to certain funds within Aegon/Transamerica Series Trust.  Great Companies recently entered into a transaction that resulted in affiliates of TFAI and TIM acquiring all of the interests of Great Companies and the cessation of Great Companies' operation as a business.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Moderate Growth Portfolio 8

Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended
December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds.  The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $198. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $132. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$1,185,346
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	68,565
U.S. Government	–

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Moderate Growth Portfolio 9

Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$29,471
Long-term Capital Gain	72,694
2006 Distributions paid from:
Ordinary Income	54,145
Long-term Capital Gain	143,226

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$107,668
Undistributed Long-term Capital Gain	$114,451
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$555,256

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING
PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Moderate Growth Portfolio 10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Asset Allocation–Moderate Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation–Moderate Growth Portfolio (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Moderate Growth Portfolio 11

Asset Allocation–Moderate Growth Portfolio

SUPPLEMENT TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $143,226 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Moderate Growth Portfolio 12

Asset Allocation–Moderate Growth Portfolio

INVESTMENT ADVISORY AND ASSET ALLOCATION MANAGEMENT AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Asset Allocation–Moderate Growth Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Asset Allocation Management Agreement of the Portfolio between TFAI and Morningstar Associates, LLC (the "Portfolio Construction Manager"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Asset Allocation Management Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Portfolio Construction Manager such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Portfolio Construction Manager (such as in-person presentations by the Portfolio Construction Manager) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Asset Allocation Management Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Portfolio Construction Manager to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Portfolio Construction Manager are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Portfolio Construction Manager's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Portfolio Construction Manager, TFAI's management oversight process, the professional qualifications and experience of the Portfolio Construction Manager's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Portfolio Construction Manager proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Portfolio Construction Manager's obligations will remain substantially the same. They also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional way.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Portfolio Construction Manager generally had achieved strong investment performance, favorably noting that the performance of the Portfolio generally has been superior relative to its peers over the past one-, two- and three-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Portfolio Construction Manager, the Trustees concluded that TFAI and the Portfolio Construction Manager are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Portfolio Construction Manager's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Board noted that the Portfolio Construction Manager receives the entirety of the management fee payable by the Portfolio because TFAI is compensated through the management fees payable by the underlying portfolios in which the Portfolio invests. The Trustees reviewed data from Lipper that compared the Portfolio's management fees, other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rates against a peer group of comparable funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Moderate Growth Portfolio 13

Asset Allocation–Moderate Growth Portfolio

Board's review of the management fees charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Portfolio Construction Manager, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Portfolio Construction Manager's profitability, currently are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Portfolio Construction Manager.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board noted that the management fee of the Portfolio does not contain asset-based breakpoints, despite ongoing efforts to negotiate such breakpoints. The Board reviewed at length the information provided in response to a request that Management evaluate the Portfolio's pricing and fees, and the Board noted that the information included comparisons with the pricing structures of comparable accounts. The Board also noted that, based on the information provided by TFAI, the Portfolio's investments in underlying portfolios have permitted meaningful economies of scale, the realization of breakpoints (or lower breakpoints), at the underlying portfolio level which, indirectly, benefit the Portfolio and its shareholders, as well as the underlying portfolios. The Board carefully reviewed the performance record and the fees and expenses of the Portfolio and the comparative information provided by Lipper. The Board noted that the Portfolio has management fees in line with, or lower than, its peers. The Board concluded that the Portfolio's management fee appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable by the underlying portfolios to TFAI and fees payable to the Portfolio Construction Manager, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Portfolio Construction Manager from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI (including any benefits derived from investment advisory fees payable to TFAI with respect to the underlying portfolios in which the Portfolio invests) or the Portfolio Construction Manager from its relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. The Board noted that neither TFAI nor the Portfolio Construction Manager realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations. As a general matter, the Board also noted the popularity of the Portfolio with shareholders and the consequential ancillary benefits to the various underlying portfolios.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Portfolio Construction Manager. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders. The Board noted the popularity of the Portfolio with investors and the consequential ancillary benefits to underlying series.

AEGON/Transamerica Series Trust

Annual Report 2006

Asset Allocation–Moderate Growth Portfolio 14

BlackRock Large Cap Value

MARKET ENVIRONMENT

The U.S. equity markets posted solid gains in 2006, with the broad-market Standard and Poor's 500 Composite Stock Index climbing 15.78% for the year. Shares of large-cap value companies significantly outperformed large-cap growth stocks, as the Russell 1000 Value Index ("Russell 1000 Value") rose 22.25% while the Russell 1000 Growth Index returned 9.07% during the period. In addition, shares of small-cap companies modestly outperformed those of large-caps.

2006 marked another strong year for global equity markets as the Federal Reserve Board ("Fed") concluded, at least for now, its rate raising activities. The U.S. economy downshifted with the very significant slowdown in housing leading the way. Commodity price volatility increased significantly with an early-year run-up, followed by a mid-year pullback. Most of the year featured an inverted yield curve as the Fed took its market rate up to 5.25%, while the 10-year Treasury note yield spent much of the year between 4.5% and 5%. Once again, non-U.S. markets, with the notable exception of Japan, outperformed the U.S. as the U.S. dollar resumed its weakness.

While overall the year was a good one for equities, the first significant correction since 2002 enabled a change in leadership from smaller-cap, lower-quality, more cyclical stocks to larger-cap, higher-quality, more predictable stocks. After a brief mid-year scare, inflation pressures remained fairly low around the world, which was good news, especially in light of the unprecedented run-up in industrial commodity prices. In that regard, oil prices set a new all time high in the summer, but corrected noticeably during the fall, giving further support to the equity market rally in the second half of 2006. The year also featured unprecedented share buy-backs and mergers and acquisition activity as well as a switch in Congress from Republican to Democratic leadership. 2006 ends with the world awash in liquidity, global growth still quite strong despite the U.S. slowdown, high U.S. profitability, inflation and interest rates fairly low and confidence levels relatively strong.

PERFORMANCE

For the year ended December 31, 2006, BlackRock Large Cap Value Initial Class returned 16.92%. By comparison its benchmark, the Russell 1000 Value, returned 22.25%. Effective October 27, 2006, Mercury Large Cap Value was renamed to BlackRock Large Cap Value and changed its sub-adviser from Fund Asset Management, L.P., doing business as Mercury Advisors to BlackRock Investment Management, LLC.

STRATEGY REVIEW

The portfolio underperformed its benchmark, the Russell 1000 Value, for the annual period. The comparative performance was hindered by stock selection in information technology ("IT") (Advanced Micro Devices, Inc., Micron Technology, Inc., Motorola, Inc. and Compuware Corporation), healthcare (Medco Health Solutions, Inc. and CIGNA Corporation), energy (Sunoco, Inc. and Anadarko Petroleum Corporation), consumer staples (Archer Daniels Midland Company) and consumer discretionary (Circuit City Stores, Inc. and General Motors Corporation). Underweights in telecommunication services and consumer staples, along with overweights in IT and healthcare, also detracted from the relative return for the year. The portfolio's performance versus the benchmark benefited from security selection in materials (Nucor Corporation, Phelps Dodge Corporation) and financials (The Goldman Sachs Group, Inc. and Citigroup Inc.). An overweight position in energy and an underweight in the financials sector also had a positive effect on the relative return for the annual period.

The portfolio is currently overweight in IT, energy and materials, and has underweight positions in the financials, utilities, telecommunication services, consumer staples and consumer discretionary sectors.

Robert C. Doll, Jr.

Investment Team
BlackRock Investment Management, LLC

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 1

BlackRock Large Cap Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	16.92%	12.30%	10.01%	10.63%	5/1/96
Russell 1000 Value[1]	22.25%	10.88%	11.01%	11.71%	5/1/96
Service Class	16.62%	–	–	21.42%	5/1/03

NOTES

1  The Russell 1000 Value (Russell 1000 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Effective October 27, 2006, the portfolio was renamed BlackRock Large Cap Value and, effective October 3, 2006, BlackRock Investment Management, LLC became sub-adviser for the portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 2

BlackRock Large Cap Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,104.90	0.83%	$4.40
Hypothetical(b)	1,000.00	1,021.02	0.83	4.23
Service Class
Actual	1,000.00	1,103.40	1.08	5.78
Hypothetical(b)	1,000.00	1,019.71	1.08	5.55

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

AEGON/Transamerica Series Trust

BlackRock Large Cap Value

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.7%)
Aerospace (2.2%)
Lockheed Martin Corp.	111,000	$10,220
Northrop Grumman Corp.	195,000	13,201
Amusement & Recreation Services (1.7%)
Disney (Walt) Co. (The)	540,000	18,506
Apparel & Accessory Stores (0.9%)
Nordstrom, Inc.	205,000	10,115
Automotive (1.4%)
Autoliv, Inc.	30,000	1,809
General Motors Corp. †	440,000	13,517
Beverages (0.2%)
Pepsi Bottling Group, Inc.	75,000	2,318
Business Credit Institutions (1.1%)
CIT Group, Inc.	214,000	11,935
Chemicals & Allied Products (1.9%)
Dow Chemical Co. (The)	220,000	8,787
du Pont (E.I.) de Nemours & Co.	90,000	4,384
Lyondell Chemical Co.	90,000	2,301
Procter & Gamble Co.	74,000	4,756
Commercial Banks (9.7%)
Bank of America Corp.	290,000	15,483
Citigroup, Inc.	950,000	52,915
JP Morgan Chase & Co.	757,000	36,563
Communication (0.3%)
DIRECTV Group (The), Inc. ‡	126,000	3,142
Communications Equipment (1.3%)
Avaya, Inc. ‡	138,000	1,929
Motorola, Inc.	610,000	12,542
Computer & Data Processing Services (5.2%)
BMC Software, Inc. ‡	349,000	11,238
Compuware Corp. ‡	975,000	8,122
Electronic Data Systems Corp.	50,000	1,377
McAfee, Inc. ‡	242,000	6,868
NCR Corp. ‡	163,000	6,970
Sabre Holdings Corp.	237,000	7,558
Sybase, Inc. ‡	70,000	1,729
Symantec Corp. †‡	620,000	12,927
Computer & Office Equipment (3.8%)
Diebold, Inc. †	50,000	2,330
Hewlett-Packard Co.	450,000	18,535
International Business Machines Corp.	145,000	14,087
Lexmark International, Inc. ‡	90,000	6,588

	Shares	Value
Department Stores (0.9%)
JC Penney Co., Inc.	130,000	$10,057
Electronic & Other Electric Equipment (0.9%)
General Electric Co.	250,000	9,302
Electronic Components & Accessories (1.8%)
Fairchild Semiconductor International, Inc. ‡	152,000	2,555
Intersil Corp.–Class A †	298,000	7,128
Novellus Systems, Inc. ‡	55,000	1,893
QLogic Corp. ‡	380,000	8,330
Verigy, Ltd. ‡	1	—	o
Food & Kindred Products (3.8%)
Archer-Daniels-Midland Co.	340,000	10,866
Campbell Soup Co.	152,000	5,911
HJ Heinz Co.	260,000	11,703
Kraft Foods, Inc.–Class A †	340,000	12,138
Food Stores (0.5%)
Kroger Co.	250,000	5,768
Health Services (1.0%)
Caremark Rx, Inc.	190,000	10,851
Industrial Machinery & Equipment (1.7%)
AGCO Corp. ‡	80,000	2,475
Cummins, Inc. †	90,000	10,636
Terex Corp. ‡	80,000	5,166
Instruments & Related Products (2.0%)
Agilent Technologies, Inc. ‡	264,000	9,200
Raytheon Co. †	246,000	12,989
Insurance (10.2%)
Aetna, Inc.	290,000	12,522
AMBAC Financial Group, Inc. †	135,000	12,024
Chubb Corp.	256,000	13,545
MGIC Investment Corp. †	163,000	10,194
PMI Group, Inc. (The) †	103,000	4,859
Principal Financial Group	215,000	12,621
SAFECO Corp.	194,000	12,135
St. Paul Travelers Cos., Inc. (The)	261,000	14,013
W.R. Berkley Corp.	90,000	3,106
WellPoint, Inc. ‡	190,000	14,951
Insurance Agents, Brokers & Service (0.8%)
Humana, Inc. ‡	151,000	8,352
Life Insurance (3.1%)
Metlife, Inc.	246,000	14,516
Nationwide Financial Services–Class A	26,000	1,409
Prudential Financial, Inc.	200,000	17,172

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 4

BlackRock Large Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Medical Instruments & Supplies (0.5%)
Becton Dickinson & Co.	71,000	$4,981
Metal Mining (0.9%)
Freeport-McMoRan Copper & Gold, Inc.–Class B †	184,000	10,254
Mortgage Bankers & Brokers (1.4%)
Countrywide Financial Corp. †	350,000	14,858
Oil & Gas Extraction (4.0%)
Anadarko Petroleum Corp.	283,000	12,316
Devon Energy Corp.	210,000	14,087
Occidental Petroleum Corp.	340,000	16,602
Petroleum Refining (16.1%)
Chevron Corp.	490,000	36,030
Exxon Mobil Corp.	1,024,000	78,469
Frontier Oil Corp.	270,000	7,760
Marathon Oil Corp.	180,000	16,650
Sunoco, Inc.	160,000	9,978
Tesoro Corp.	170,000	11,181
Valero Energy Corp.	270,000	13,813
Pharmaceuticals (8.1%)
AmerisourceBergen Corp.	234,000	10,521
Cardinal Health, Inc.	31,000	1,997
Johnson & Johnson	80,000	5,282
Medco Health Solutions, Inc. ‡	180,000	9,619
Merck & Co., Inc. †	470,000	20,492
Pfizer, Inc.	1,550,000	40,145
Primary Metal Industries (2.1%)
Nucor Corp.	210,000	11,479
United States Steel Corp.	160,000	11,702
Radio, Television & Computer Stores (0.6%)
Circuit City Stores, Inc. †	340,000	6,453
Railroads (0.5%)
CSX Corp.	142,000	4,889
Retail Trade (0.2%)
Dollar Tree Stores, Inc. †‡	85,000	2,559
Rubber & Misc. Plastic Products (0.4%)
Newell Rubbermaid, Inc.	155,000	4,487
Security & Commodity Brokers (6.3%)
Bear Stearns Cos. Inc. (The)	91,000	14,813
Goldman Sachs Group, Inc. (The)	70,000	13,955
Lehman Brothers Holdings, Inc.	200,000	15,624
Morgan Stanley	286,000	23,289
Telecommunications (1.6%)
Citizens Communications Co. †	441,000	6,337
Qwest Communications International †‡	1,376,000	11,517

	Shares	Value
Tobacco Products (0.1%)
UST, Inc.	23,000	$1,339
Toys, Games & Hobbies (0.4%)
Hasbro, Inc.	140,000	3,815
Wholesale Trade Durable Goods (0.1%)
Tech Data Corp. ‡	20,000	757
Total Common Stocks (cost: $887,100)		1,079,189
SHORT-TERM OBLIGATIONS (0.2%)
Short-Term Investments (0.2%)
Merrill Lynch Money Market Mutual Fund 5.05%, due 06/15/2007	2,310,226	2,310
Total Short-Term Obligations (cost: $2,310)		2,310
	Principal	Value
SECURITY LENDING COLLATERAL (8.2%)
Debt (7.8%)
Bank Notes (0.2%)
Bank of America 5.32%, due 02/16/2007	$2,516	$2,516
Commercial Paper (1.8%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	1,007 503 482	1,007 503 482
Charta LLC–144A 5.30%, due 01/31/2007	1,359	1,359
CIESCO LLC 5.31%, due 01/04/2007	503	503
Clipper Receivables Corp. 5.30%, due 01/31/2007	1,258	1,258
Compass Securitization–144A 5.30%, due 01/09/2007	1,595	1,595
CRC Funding LLC–144A 5.34%, due 01/23/2007	252	252
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	1,898	1,898
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	503	503
General Electric Capital Corp. 5.30%, due 01/26/2007	711	711
Greyhawk Funding–144A 5.31%, due 01/12/2007	503	503
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	750	750
Liberty Street–144A 5.31%, due 01/17/2007	753	753

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 5

BlackRock Large Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Old Line Funding LLC–144A 5.35%, due 01/04/2007	$503	$503
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	503	503
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	503 1,237 485	503 1,237 485
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	744	744
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	1,007	1,007
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	252 503	252 503
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	1,243 503	1,243 503
Euro Dollar Overnight (1.0%)
Abbey National PLC 5.28%, due 01/05/2007	2,516	2,516
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	755	755
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	503	503
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	1,007 1,007	1,007 1,007
Societe Generale 5.31%, due 01/02/2007	1,510	1,510
Svenska Handlesbanken 5.25%, due 01/02/2007	886	886
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	755 1,007 1,007	755 1,007 1,007
Euro Dollar Terms (3.6%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	1,510 755 755	1,510 755 755
Barclays 5.31%, due 02/20/2007	2,516	2,516
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	1,258 2,516 1,258	1,258 2,516 1,258

	Principal	Value
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	$2,516	$2,516
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	2,366 2,516	2,366 2,516
Dexia Group 5.29%, due 01/16/2007	1,510	1,510
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	1,510 1,510	1,510 1,510
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	2,516 1,510	2,516 1,510
Lloyds TSB Bank 5.30%, due 02/26/2007	503	503
Marshall & Ilsley Bank 5.30%, due 03/19/2007	755	755
Rabobank Nederland 5.30%, due 03/05/2007	1,510	1,510
Royal Bank of Canada 5.31%, due 02/14/2007	1,510	1,510
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	1,510 755 755	1,510 755 755
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	1,007 2,516	1,007 2,516
The Bank of the West 5.29%, due 01/17/2007	1,258	1,258
Repurchase Agreements (1.2%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $739 on 01/02/2007	739	739
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $9,173 on 01/02/2007	9,168	9,168
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $1,035 on 01/02/2007	1,035	1,035
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $1,568 on 01/02/2007	1,567	1,567

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 6

BlackRock Large Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (0.4%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	5,006,282	$5,006
Total Security Lending Collateral (cost: $89,145)		89,145
Total Investment Securities (cost: $978,555) #		$1,170,644

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $86,173.

‡  Non-income producing.

††  Cash collateral for the Repurchase Agreements, valued at $12,923, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

o  Value is less than $1.

#  Aggregate cost for federal income tax purposes is $978,667. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $200,101 and $8,124, respectively. Net unrealized appreciation for tax purposes is $191,977.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $15,342 or 1.4% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 7

BlackRock Large Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $978,555) (including securities loaned of $86,173)	$1,170,644
Cash	5
Receivables:
Shares sold	365
Interest	8
Dividends	1,708
1,172,730
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	281
Management and advisory fees	708
Service fees	5
Administration fees	18
Payable for collateral for securities on loan	89,145
Other	105
90,262
Net Assets	$1,082,468
Net Assets Consist of:
Capital stock ($.01 par value)	$520
Additional paid-in capital	782,628
Undistributed (accumulated) net investment income (loss)	8,491
Undistributed (accumulated) net realized gain (loss) from investment securities	98,740
Net unrealized appreciation (depreciation) on investment securities	192,089
Net Assets	$1,082,468
Net Assets by Class:
Initial Class	$1,054,389
Service Class	28,079
Shares Outstanding:
Initial Class	50,685
Service Class	1,346
Net Asset Value and Offering Price Per Share:
Initial Class	$20.80
Service Class	20.87

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends	$16,575
Interest	66
Income from loaned securities-net	77
16,718
Expenses:
Management and advisory fees	7,655
Printing and shareholder reports	80
Custody fees	115
Administration fees	197
Legal fees	20
Audit fees	17
Trustees fees	72
Service fees:
Service Class	50
Other	20
Total expenses	8,226
Net Investment Income (Loss)	8,492
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	98,978
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	46,201
Net Realized and Unrealized Gain (Loss) on Investment Securities	145,179
Net Increase (Decrease) in Net Assets Resulting from Operations	$153,671

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 8

BlackRock Large Cap Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$8,492	$5,003
Net realized gain (loss) from investment securities	98,978	44,685
Change in unrealized appreciation (depreciation) on investment securities	46,201	57,741
	153,671	107,429
Distributions to Shareholders:
From net investment income:
Initial Class	(4,917)	(4,945)
Service Class	(87)	(58)
	(5,004)	(5,003)
From net realized gains:
Initial Class	(43,607)	(39,831)
Service Class	(953)	(500)
	(44,560)	(40,331)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	118,323	208,155
Service Class	14,942	13,262
	133,265	221,417
Dividends and distributions reinvested:
Initial Class	48,524	44,776
Service Class	1,040	558
	49,564	45,334
Cost of shares redeemed:
Initial Class	(75,276)	(37,979)
Service Class	(4,926)	(2,748)
	(80,202)	(40,727)
	102,627	226,024
Net increase (decrease) in net assets	206,734	288,119
Net Assets:
Beginning of year	875,734	587,615
End of year	$1,082,468	$875,734
Undistributed (accumulated) net investment income (loss)	$8,491	$5,003

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	5,991	11,511
Service Class	746	727
	6,737	12,238
Shares issued-reinvested from distributions:
Initial Class	2,532	2,533
Service Class	54	31
	2,586	2,564
Shares redeemed:
Initial Class	(3,816)	(2,113)
Service Class	(247)	(150)
	(4,063)	(2,263)
Net increase (decrease) in shares outstanding:
Initial Class	4,707	11,931
Service Class	553	608
	5,260	12,539

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 9

BlackRock Large Cap Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$18.72	$0.17	$2.91	$3.08	$(0.10)	$(0.90)	$(1.00)	$20.80
	12/31/2005	17.17	0.13	2.54	2.67	(0.12)	(1.00)	(1.12)	18.72
	12/31/2004	14.97	0.18	2.47	2.65	(0.16)	(0.29)	(0.45)	17.17
	12/31/2003	11.63	0.17	3.28	3.45	(0.11)	–	(0.11)	14.97
	12/31/2002	14.09	0.18	(2.17)	(1.99)	(0.12)	(0.35)	(0.47)	11.63
Service Class	12/31/2006	18.81	0.13	2.91	3.04	(0.08)	(0.90)	(0.98)	20.87
	12/31/2005	17.27	0.09	2.57	2.66	(0.12)	(1.00)	(1.12)	18.81
	12/31/2004	15.06	0.15	2.48	2.63	(0.13)	(0.29)	(0.42)	17.27
	12/31/2003	11.77	0.11	3.19	3.30	(0.01)	–	(0.01)	15.06

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	16.92%	$1,054,389	0.83%	0.86%	60%
	12/31/2005	15.94	860,826	0.84	0.70	69
	12/31/2004	18.34	584,426	0.85	1.19	132
	12/31/2003	29.78	383,372	0.84	1.33	145
	12/31/2002	(14.21)	242,152	0.89	1.40	200
Service Class	12/31/2006	16.62	28,079	1.08	0.64	60
	12/31/2005	15.73	14,908	1.09	0.49	69
	12/31/2004	18.00	3,189	1.10	0.97	132
	12/31/2003	28.03	918	1.10	1.19	145

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  BlackRock Large Cap Value (the "Fund") share classes commenced operation as follows:

Initial Class–May 1, 1996
Service Class–May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 10

BlackRock Large Cap Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. BlackRock Large Cap Value (the "Fund") is part of ATST.

Effective October 27, 2006, Mercury Large Cap Value was renamed to BlackRock Large Cap Value and effective October 3, 2006, the Fund changed its sub-adviser from Fund Asset Management, L.P. to BlackRock Investment Management, LLC.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $33, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company,

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 11

BlackRock Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation – Conservative Portfolio	$598	0.06%
Asset Allocation – Growth Portfolio	240,177	22.19%
Asset Allocation – Moderate Growth Portfolio	318,685	29.44%
Asset Allocation – Moderate Portfolio	140,567	12.99%
Total	$700,027	64.68%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of first $250 million of ANA
0.775% of the next $500 million of ANA
0.75% of ANA over $750 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2006, were $1.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $52. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 12

BlackRock Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $40. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$641,565
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	587,051
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and capital loss carryforwards.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$31	December 31, 2009
88	December 31, 2010

The capital loss carryforward utilized during the year ended December 31, 2006 was $43.

The capital loss carryforwards are available to offset future realized gains, subject to certain limitations under the Internal Revenue Code, through the periods listed.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$9,787
Long-term Capital Gain	35,547
2006 Distributions paid from:
Ordinary Income	26,263
Long-term Capital Gain	23,301

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$8,492
Undistributed Long-term Capital Gain	$98,970
Capital Loss Carryforward	$(119)
Net Unrealized Appreciation (Depreciation)	$191,977

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 13

BlackRock Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 5.–(continued)

actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
BlackRock Large Cap Value (formerly, Mercury Large Cap Value):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Large Cap Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 15

BlackRock Large Cap Value

SUPPLEMENT TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $23,301 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 16

BlackRock Large Cap Value

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

In connection with a corporate transaction that ultimately resulted in the merger of the prior investment sub-adviser of BlackRock Large Cap Value (then called "Mercury Large Cap Value," the "Portfolio"), Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury"), into BlackRock Investment Management, LLC ("BlackRock"), at meetings of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on October 3 and 4, 2006 and November 7, 2006, the Board of Trustees, including the independent members of the Board, considered and approved the proposed Investment Sub-Advisory Agreement between Transamerica Fund Advisors, Inc. ("TFAI") and BlackRock for an initial two-year period. Also during the November 7, 2006 meeting, the Board, including the independent members of the Board, considered and approved the renewal of the Investment Advisory Agreement between the Portfolio and TFAI for a one-year period. The Trustees' decisions to approve the Investment Sub-Advisory Agreement and to renew the Investment Advisory Agreement were based on their determination that the agreements will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. In reaching their decisions, the Trustees requested and obtained from TFAI and BlackRock such information as they deemed reasonably necessary to evaluate the agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and Mercury, information provided to them about the transaction that let to the merger of Mercury into BlackRock, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the approval of the Investment Sub-Advisory Agreement and the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and Mercury to the Portfolio in the past, as well as the services anticipated to be provided by TFAI and BlackRock in the future. The Board concluded that TFAI and BlackRock are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and BlackRock's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and BlackRock, TFAI's management oversight process, the professional qualifications and experience of BlackRock's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and BlackRock proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and BlackRock's future obligations will be substantially identical to TFAI's and Mercury's past obligations, respectively. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner. In addition, with regard to the change of sub-adviser from Mercury to BlackRock, the Board noted that the portfolio management team for the Portfolio would remain substantially unchanged. The Board also noted that Mercury had been capable of providing high quality services to the Portfolio in the past and that the same portfolio management team should continue to provide the same high quality services to the Portfolio in the future. The Board considered that the merger of Mercury into BlackRock and management by BlackRock would result in a larger advisory firm, which may give the portfolio management team even more resources to manage the Portfolio. Accordingly, the Trustees concluded that, overall, they were satisfied at the present time with the assurances from BlackRock as to the expected nature, extent and quality of the services to be provided to the Portfolio under the Investment Sub-Advisory Agreement.

The investment performance of the Portfolio. At the Board's meeting on October 3 and 4, 2006, upon approving the Investment Sub-Advisory Agreement the Board took into consideration that it had concluded in the past that Mercury was capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies, and strategies. Particularly, the Board noted that the Portfolio's performance has usually been above median relative to its peers. As the Portfolio's portfolio management team would remain unchanged, the Board concluded that BlackRock also should be capable of providing an appropriate level of investment performance in the future. The Board reviewed the Portfolio's detailed updated performance information at the Board's meeting on November 7, 2006. The Board re-examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the portfolio management team for the Portfolio had achieved superior performance and favorably noted that the Portfolio had achieved performance that was superior relative to its peers over the past one-, two-, three- and five-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and BlackRock, the Trustees concluded that TFAI and BlackRock's portfolio management team are capable of generating

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 17

BlackRock Large Cap Value (continued)

a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that performance records of TFAI and BlackRock's portfolio management team indicate that their management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the sub-adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the sub-adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and BlackRock. In addition, the Trustees noted that the level of advisory fees payable by the Portfolio would remain unchanged as a result of the Portfolio's sub-adviser change from Mercury to BlackRock but that, as the result of this sub-adviser change, for purposes of calculating the investment sub-advisory fees payable to BlackRock under the Investment Sub-Advisory Agreement, average daily net assets would be determined on a combined basis with the same named fund advised by TFAI and sub-advised by BlackRock for Transamerica IDEX Mutual Funds, another mutual fund managed by TFAI, which could lower the effective sub-advisory fee rate paid by TFAI with respect to the Portfolio.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's management fee schedule appropriately benefits investors by permitting economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to BlackRock, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or BlackRock from their relationship with the Portfolio. The Board noted that it receives quarterly reports on BlackRock's brokerage practices, including "soft dollar" benefits that BlackRock may receive. The Board concluded that other benefits derived by TFAI, its affiliates, and BlackRock from their relationships with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that BlackRock has certified that it engages in soft-dollar arrangements consistent with applicable law, including "best execution" requirements in particular. [Note: Please confirm that BlackRock does not participate or intend to participate in the CAPIS recapture program. Otherwise, please adjust the language.] In addition, the Board determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of BlackRock. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders. The Board also determined that the merger of Mercury into BlackRock should increase BlackRock's resources and could contribute to improving the quality of the services that it renders to the Portfolio. The Board noted that BlackRock made a commitment to retain the portfolio management team for the Portfolio, which the Board considers to be composed of high quality personnel. The Board further concluded that BlackRock should continue to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders, as Mercury did in the past.

AEGON/Transamerica Series Trust

Annual Report 2006

BlackRock Large Cap Value 18

Capital Guardian Global

MARKET ENVIRONMENT

The global stock market capped off an exceptional year in which all developed markets except Japan posted double-digit gains. Stocks benefited from strong earnings, a supportive global economy and a high level of liquidity that fostered a steady stream of buyouts, mergers and acquisitions. Returns for U.S.-based investors were even stronger as European currencies gained sharply on the dollar. The narrowing short-term interest rate gap between Europe and the U.S., along with concerns that central banks might diversify their dollar-denominated reserves, triggered the weakness in the dollar. The dollar's decline had been long anticipated due to the large U.S. current account deficit.

Some European markets reached all-time highs as corporate results provided positive surprises. Optimism in Europe was supported by healthy German economic data.

North American stocks also continued their climb. Investors grew more optimistic about U.S. economic data, although weakness in the housing market persisted. Economically sensitive sectors, such as materials and consumer discretionary, outperformed the broader market. Telecommunication services stocks also had market-beating returns, thanks to strong earnings. Utilities raced ahead on merger-and-acquisition activity. The weakest sector was health care; despite good earnings growth, some pharmaceutical companies were hurt by disappointing clinical trials, approval setbacks and concerns that the new U.S. Congress would try to constrain health care pricing.

Japanese equities rose just over 5% in U.S. dollars, lagging behind stronger gains in North America, Europe and elsewhere in the Pacific. While earnings for Japanese exporters remained solid, the domestic economy showed little improvement, with consumer demand soft and inflation subdued. Equities were also held back by comments from the Bank of Japan, which suggested that it might again raise interest rates – a move seen as premature by most investors. A dearth of merger-and-acquisition activity also left observers wondering if the corporate culture in Japan had changed as much as had been touted.

PERFORMANCE

For the year ended December 31, 2006, Capital Guardian Global, Initial Class returned 14.32%. By comparison its benchmark, the Morgan Stanley Capital International World Index ("MSCIW"), returned 20.65%.

STRATEGY REVIEW

Absolute returns were strong on the back of the global rally in equities. Stock selection among information technology stocks was the biggest detractor to results relative to the benchmark in 2006. Most of the portfolio's technology holdings that provided large negative returns were located in Japan and included such names as: Softbank Corp. (reclassified to telecommunication services at the end of the year), Nitto Denko Corporation, and Yahoo Japan Corporation.

Japan continues to be a major theme within the portfolio, not just in technology. Earnings guidance from Japanese companies has been conservative, and some companies have begun to provide better-than-expected results. A continuation of that trend, along with the improved sentiment toward technology stocks, should bode well for our Japanese equity holdings.

Stock selection within the financials sector, primarily in the U.S. and Japan, detracted from results during the year. SLM Corporation, Mizuho Financial Group, Inc., Sumitomo Mitsui Financial Group Inc. and Capital One Financial Corporation were the top detractors. Other detractors included the portfolio's underweight to the utilities sector, the strongest performing sector in both the portfolio and MSCIW for the year.

Portfolio returns were positively impacted by stock selection in the consumer discretionary, energy, and utilities sectors. Looking at the portfolio by country, our allocations to Canada, Mexico and Austria were the top contributors.

Investment Team
Capital Guardian Trust Company

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 1

Capital Guardian Global

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	From Inception	Inception Date
Initial Class	14.32%	9.11%	7.14%	2/3/98
MSCIW[1]	20.65%	10.50%	6.96%	2/3/98
Service Class	14.00%	–	18.14%	5/1/03

NOTES

1  The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Global Portfolio, of the Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's subadviser since October 9, 2000. Prior to that a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 2

Capital Guardian Global

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,102.10	1.12%	$5.93
Hypothetical (b)	1,000.00	1,019.56	1.12	5.70
Service Class
Actual	1,000.00	1,100.50	1.37	7.25
Hypothetical (b)	1,000.00	1,018.30	1.37	6.97

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 3

Capital Guardian Global

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS ( 0.4%)
United States (0.4%)
General Motors Corp.	40,500	$921
Total Convertible Preferred Stocks (cost: $762)		921
PREFERRED STOCKS ( 0.2%)
Germany (0.2%)
Volkswagen AG	6,300	470
Total Preferred Stocks (cost: $286)		470
COMMON STOCKS ( 98.1%)
Australia (2.4%)
Amcor, Ltd.	68,300	390
Billabong International, Ltd.	12,930	177
Boral, Ltd.	68,994	415
Coca-Cola Amatil, Ltd.	121,500	743
Insurance Australia Group, Ltd.	9,898	50
Macquarie Bank, Ltd.	9,843	612
Promina Group, Ltd.	41,721	228
QBE Insurance Group, Ltd.	16,204	368
Rinker Group, Ltd.	66,840	951
Telstra Corp., Ltd.	109,000	356
Toll Holdings, Ltd.	47,344	682
Woolworths, Ltd.	28,338	534
Austria (0.2%)
Raiffeisen International Bank Holding AG	3,200	486
Belgium (0.2%)
Fortis	11,100	473
Bermuda (0.9%)
PartnerRe, Ltd. †	8,500	604
SeaDrill, Ltd. ‡	30,400	514
Weatherford International, Ltd. ‡	19,600	819
Canada (6.2%)
Alcan, Inc.	46,300	2,259
Barrick Gold Corp.	43,800	1,345
Cameco Corp. †	54,200	2,198
Canadian Imperial Bank of Commerce	6,300	532
Canadian Natural Resources, Ltd.	45,400	2,425
EnCana Corp.	9,000	414
IGM Financial, Inc. †	25,100	1,059
Manulife Financial Corp. †	11,800	399
Methanex Corp. †	34,300	940
Potash Corp. of Saskatchewan	13,500	1,937
Suncor Energy, Inc.	9,800	773
Cayman Islands (0.7%)
Seagate Technology	39,600	1,049
XL Capital, Ltd.–Class A	8,400	605

	Shares	Value
China (0.0%)
Industrial & Commercial Bank of China–Class H ‡(b)	85,000	$53
Finland (0.5%)
Stora Enso Oyj–Class R	21,100	334
UPM-Kymmene Oyj	32,300	814
France (5.7%)
Air Liquide	3,267	775
AXA	11,900	481
BNP Paribas	12,630	1,377
Bouygues	21,148	1,356
Dassault Systemes SA	8,300	440
L'Oreal SA	6,000	601
Michelin (C.G.D.E.)–Class B	3,100	296
Renault SA	4,900	588
Safran SA †	16,100	373
Sanofi-Aventis	39,300	3,625
Schneider Electric SA	9,900	1,098
Technip SA †	6,800	466
Total SA	7,600	548
Veolia Environnement	12,000	924
Germany (3.2%)
Allianz AG	4,300	878
Bayer AG	7,600	407
Bayerische Motoren Werke AG	15,200	872
Commerzbank AG	13,200	502
DaimlerChrysler AG	17,800	1,099
Deutsche Bank AG	2,300	307
Deutsche Post AG	18,900	569
SAP AG	4,800	255
SAP AG, ADR †	8,200	435
Siemens AG	12,400	1,229
Volkswagen AG †	7,600	861
Hong Kong (0.9%)
Hang Lung Properties, Ltd. (b)	142,000	356
Johnson Electric Holdings, Ltd.	8,000	5
Melco International Development	155,000	368
Sun Hung Kai Properties, Ltd.	29,000	333
Swire Pacific, Ltd.–Class A	95,000	1,021
Ireland (0.8%)
CRH PLC	20,200	841
Depfa Bank PLC (a)	30,000	536
Ryanair Holdings PLC, ADR †‡	5,200	424
Israel (0.5%)
Teva Pharmaceutical Industries, Ltd., ADR	39,814	1,237

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 4

Capital Guardian Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Japan (13.6%)
Advantest Corp.	7,100	$406
Aeon Co., Ltd.	31,500	681
Bank of Yokohama, Ltd. (The) (b)	62,000	485
Canon, Inc.	15,300	860
Daimaru, Inc.	38,000	514
Daiwa House Industry Co., Ltd.	13,000	226
Enplas Corp.	13,000	209
Fanuc, Ltd.	10,200	1,003
Hankyu Holdings, Inc.	85,000	485
Idemitsu Kosan Co., Ltd. ‡	3,400	342
Millea Holdings, Inc.	12,000	423
Mitsubishi Corp.	43,000	808
Mitsubishi Estate Co., Ltd.	24,000	620
Mitsubishi Heavy Industries, Ltd.	95,000	431
Mizuho Financial Group, Inc.	67	478
Nintendo Co., Ltd.	2,700	700
Nippon Electric Glass Co., Ltd.	17,000	357
Nippon Telegraph & Telephone Corp.	81	398
Nissan Motor Co., Ltd.	34,900	420
NTT Urban Development Corp.	5	10
Okinawa Electric Power Co. (The), Inc.	4,500	277
ORIX Corp. (a)	4,600	1,330
Shimamura Co., Ltd.	7,600	872
Shin-Etsu Chemical Co., Ltd.	6,700	448
SMC Corp.	3,300	468
Softbank Corp. †	128,200	2,491
Sumitomo Chemical Co., Ltd.	10,000	77
Sumitomo Corp.	74,000	1,106
Sumitomo Mitsui Financial Group, Inc.	327	3,348
Sumitomo Realty & Development Co., Ltd.	37,000	1,186
Suzuki Motor Corp.	68,000	1,918
Takeda Pharmaceutical Co., Ltd.	17,700	1,214
Tokuyama Corp.	31,000	471
Tokyo Electric Power Co. (The), Inc.	14,300	462
Tokyo Electron, Ltd.	6,700	527
Tokyo Gas Co., Ltd.	7,000	37
Toshiba Corp.	131,000	852
Toto, Ltd. †	128,000	1,280
Trend Micro, Inc. †‡	18,000	527
Ushio Inc.	21,500	441
Yahoo! Japan Corp.	1,116	444
Yamada Denki Co., Ltd.	9,060	768
Yamato Transport Co., Ltd.	49,000	753
Mexico (1.3%)
America Movil SA de CV–Class L, ADR	55,800	2,523
America Telecom SA de CV, ADR †‡	24,600	448

	Shares	Value
Netherland Antilles (1.0%)
Schlumberger, Ltd.	34,300	$2,166
Netherlands (3.9%)
ABN AMRO Holding NV	30,991	995
ASML Holding NV ‡	31,900	793
Heineken NV	12,487	593
ING Groep NV	41,910	1,856
Royal Dutch Shell PLC–Class A	114,385	4,030
Royal Dutch Shell PLC–Class A, ADR	3,200	227
Royal Numico NV	9,054	487
Norway (0.3%)
Norske Skogindustrier ASA	14,384	248
Telenor ASA	27,100	510
Panama (0.2%)
Carnival Corp.	7,600	373
Singapore (0.5%)
DBS Group Holdings, Ltd.	28,000	412
Singapore Telecommunications, Ltd. (b)	358,140	766
South Africa (0.7%)
Sasol, Ltd.	44,100	1,619
South Korea (0.7%)
Kookmin Bank ‡	5,170	416
Samsung Electronics Co., Ltd.	1,870	1,227
Spain (1.9%)
Banco Bilbao Vizcaya Argentaria SA (a)	79,400	1,910
Banco Santander Central Hispano SA	69,800	1,301
Repsol YPF SA	32,700	1,130
Sweden (0.4%)
Eniro AB	40,300	533
Telefonaktiebolaget LM Ericsson–Class B	111,600	451
Switzerland (5.2%)
Compagnie Financiere Richemont AG–Class A	20,965	1,219
Givaudan	500	462
Holcim, Ltd.	16,302	1,492
Lindt & Spruengli AG	220	542
Nestle SA	4,499	1,596
Novartis AG	59,169	3,405
Petroplus Holdings AG ‡	2,934	178
Roche Holding AG–Genusschein	3,818	683
Swiss Reinsurance (a)	19,434	1,649
Swisscom AG	1,672	632
Taiwan (0.2%)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR †	43,671	477

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 5

Capital Guardian Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
United Kingdom (7.4%)
AstraZeneca PLC	38,800	$2,084
AstraZeneca PLC, ADR	29,500	1,580
BAE Systems PLC	108,300	902
BHP Billiton PLC	58,747	1,074
HBOS PLC	119,500	2,648
Kingfisher PLC	95,700	447
Lloyds TSB Group PLC	40,200	450
Royal Bank of Scotland Group PLC (b)	72,200	2,816
SABMiller PLC	21,500	494
Scottish & Southern Energy PLC	20,500	624
Tesco PLC	49,100	389
Vodafone Group PLC	973,382	2,696
Yell Group PLC	63,400	707
United States (38.6%)
Advanced Micro Devices, Inc. ‡	18,000	366
Affiliated Computer Services, Inc.–Class A †‡	8,400	410
AFLAC, Inc.	13,000	598
Allergan, Inc.	7,700	922
Altera Corp. ‡	46,400	913
Altria Group, Inc.	4,900	421
American International Group, Inc.	11,950	856
American Standard Cos., Inc.	12,800	587
AmeriCredit Corp. †‡	15,200	383
Amgen, Inc. ‡	6,800	465
Anheuser-Busch Cos., Inc.	6,700	330
Applied Materials, Inc.	148,559	2,741
Arch Coal, Inc.	13,600	408
AT&T, Inc.	13,300	475
Baker Hughes, Inc.	14,900	1,112
Bank of America Corp.	23,300	1,244
Baxter International, Inc.	23,500	1,090
Beazer Homes USA, Inc. †	8,500	400
Berkshire Hathaway, Inc.–Class A ‡	18	1,980
Best Buy Co., Inc.	11,000	541
Capital One Financial Corp.	11,600	891
Cheesecake Factory (The) ‡	13,300	327
Chevron Corp.	5,438	400
Cisco Systems, Inc. ‡	141,200	3,859
Citigroup, Inc.	8,200	457
Clear Channel Communications, Inc.	12,200	434
Comcast Corp.–Class A ‡	19,300	817
Corning, Inc. ‡	49,500	926
Danaher Corp.	17,200	1,246
Dell, Inc. ‡	18,300	459
Disney (Walt) Co. (The)	49,900	1,710
Dow Chemical Co. (The)	17,200	687
eBay, Inc. ‡	30,700	923

	Shares	Value
United States (continued)
Endo Pharmaceuticals Holdings, Inc. ‡	17,600	$485
Exxon Mobil Corp.	8,600	659
Fannie Mae	45,100	2,679
FedEx Corp.	1,300	141
Fifth Third Bancorp †	8,200	336
Fluor Corp. †	14,600	1,192
Forest Laboratories, Inc. ‡	65,000	3,289
Freddie Mac	20,100	1,365
General Electric Co.	74,600	2,776
Getty Images, Inc. †‡	5,200	223
Google, Inc.–Class A ‡	3,200	1,474
Hanesbrands, Inc. ‡	17,025	402
Hewlett-Packard Co.	17,200	708
Home Depot, Inc. (The)	8,100	325
Hudson City Bancorp, Inc.	57,000	791
Huntsman Corp. †‡	18,000	341
Illinois Tool Works, Inc.	24,300	1,122
ImClone Systems, Inc. †‡	15,200	407
Intel Corp.	23,100	468
International Business Machines Corp.	8,300	806
International Paper Co.	14,500	494
Jabil Circuit, Inc.	17,700	435
JP Morgan Chase & Co.	18,588	898
KLA-Tencor Corp. †	44,800	2,229
Kraft Foods, Inc.–Class A †	15,000	536
Las Vegas Sands Corp. ‡	7,700	689
Lehman Brothers Holdings, Inc.	5,700	445
Lennar Corp.–Class A	4,900	257
Lincare Holdings, Inc. ‡	21,800	869
Linear Technology Corp.	13,800	418
Lowe's Cos., Inc.	41,900	1,305
Medtronic, Inc.	15,000	803
Merrill Lynch & Co., Inc.	5,400	503
Microsoft Corp.	87,000	2,598
Motorola, Inc.	25,500	524
News Corp., Inc.–Class A	51,513	1,107
Paychex, Inc.	11,300	447
Pepsi Bottling Group, Inc.	25,600	791
PepsiCo, Inc.	13,300	832
Sandisk Corp. †‡	48,800	2,100
Sara Lee Corp.	25,800	439
SLM Corp.	39,100	1,907
Sprint Nextel Corp.	88,050	1,663
Starwood Hotels & Resorts Worldwide, Inc.	13,700	856
SYSCO Corp.	51,000	1,875
Target Corp.	15,600	890
Time Warner, Inc.	39,750	866
United Parcel Service, Inc.–Class B	17,300	1,297

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 6

Capital Guardian Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
United Technologies Corp.	16,300	$1,019
UnitedHealth Group, Inc.	22,700	1,220
Verizon Communications, Inc.	12,500	466
Wachovia Corp.	38,300	2,181
Washington Mutual, Inc.	52,500	2,388
WellPoint, Inc. ‡	6,100	480
Wells Fargo & Co.	14,600	519
Xilinx, Inc.	84,700	2,017
Yahoo!, Inc. ‡	24,300	621
Total Common Stocks (cost: $179,795)		224,785
	Principal	Value
SECURITY LENDING COLLATERAL ( 8.3%)
Debt (7.8%)
Bank Notes (0.2%)
Bank of America 5.32%, due 02/16/2007	$536	$536
Commercial Paper (1.8%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	214 107 103	214 107 103
Charta LLC–144A 5.30%, due 01/31/2007	289	289
CIESCO LLC 5.31%, due 01/04/2007	107	107
Clipper Receivables Corp. 5.30%, due 01/31/2007	268	268
Compass Securitization–144A 5.30%, due 01/09/2007	340	340
CRC Funding LLC–144A 5.34%, due 01/23/2007	54	54
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	404	404
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	107	107
General Electric Capital Corp. 5.30%, due 01/26/2007	151	151
Greyhawk Funding–144A 5.31%, due 01/12/2007	107	107
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	160	160
Liberty Street–144A 5.31%, due 01/17/2007	160	160
Old Line Funding LLC–144A 5.35%, due 01/04/2007	107	107
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	107	107

	Principal	Value
Commercial Paper (continued)
Ranger Funding Co. LLC–144A
5.32%, due 01/04/2007	$107	$107
5.31%, due 01/08/2007	263	263
5.33%, due 02/08/2007	103	103
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	158	158
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	214	214
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	54 107	54 107
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	264 107	264 107
Euro Dollar Overnight (1.0%)
Abbey National PLC 5.28%, due 01/05/2007	536	536
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	161	161
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	107	107
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	214 214	214 214
Societe Generale 5.31%, due 01/02/2007	321	321
Svenska Handlesbanken 5.25%, due 01/02/2007	189	189
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	161 214 214	161 214 214
Euro Dollar Terms (3.6%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	321 161 161	321 161 161
Barclays 5.31%, due 02/20/2007	536	536
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	268 535 268	268 535 268
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	535	535
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	503 535	503 535

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 7

Capital Guardian Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Dexia Group 5.29%, due 01/16/2007	$321	$321
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	321 321	321 321
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	535 321	535 321
Lloyds TSB Bank 5.30%, due 02/26/2007	107	107
Marshall & Ilsley Bank 5.30%, due 03/19/2007	161	161
Rabobank Nederland 5.30%, due 03/05/2007	321	321
Royal Bank of Canada 5.31%, due 02/14/2007	321	321
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	321 161 161	321 161 161
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	214 535	214 535
The Bank of the West 5.29%, due 01/17/2007	268	268

	Principal	Value
Repurchase Agreements (1.2%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $157 on 01/02/2007	$157	$157
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $1,952 on 01/02/2007	1,951	1,951
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $220 on 01/02/2007	220	220
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $334 on 01/02/2007	334	334
	Shares	Value
Investment Companies (0.5%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	1,065,200	$1,065
Total Security Lending Collateral (cost: $18,968)		18,968
Total Investment Securities (cost: $199,811) #		$245,144
FORWARD FOREIGN CROSS CURRENCY CONTRACTS:

Currency	Bought		Currency Sold		Settlement DateNet Unrealized Appreciation (Depreciation)
Japanese Yen	66,918	Euro Dollar	454	1/11/2007	$(37)
					$(37)

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $18,109.

‡  Non-income producing.

(a)  Passive Foreign Investment Company.

(b)  Restricted security. At December 31, 2006, the Fund owned the following security (representing 2.0% of Net Assets) which was restricted as to public resale.

Description	Date of Acquisition	Shares	Cost	Value
Bank of Yokohama, Ltd. (The)	7/27/04 – 7/28/2004	62,000	$334	$485
Hang Lung Properties, Ltd.	11/7/2006	142,000	$298	$356
Industrial & Commercial Bank of China – Class H	10/20/2006	85,000	$34	$53
Royal Bank of Scotland Group PLC	5/1/2003 – 8/24/2005	72,200	$2,125	$2,816
Singapore Telecommunications, Ltd.	9/24/2001 – 1/14/2004	358,140	$404	$766

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 8

Capital Guardian Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

§  Security is deemed to be illiquid.

††  Cash collateral for the Repurchase Agreements, valued at $2,750, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $201,816. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $47,209 and $3,881, respectively. Net unrealized appreciation for tax purposes is $43,328.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $3,265 or 1.4% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 9

Capital Guardian Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts in thousands)
(unaudited)

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	9.8%	$22,512
Pharmaceuticals	8.5%	19,396
Oil & Gas Extraction	6.7%	15,307
Telecommunications	4.9%	10,932
Computer & Office Equipment	4.5%	10,277
Electronic Components & Accessories	3.7%	8,407
Insurance	3.5%	7,958
Computer & Data Processing Services	3.1%	7,204
Automotive	3.1%	7,148
Industrial Machinery & Equipment	3.1%	7,128
Business Services	3.0%	6,938
Business Credit Institutions	2.3%	5,342
Chemicals & Allied Products	2.3%	5,211
Holding & Other Investment Offices	2.1%	4,838
Electronic & Other Electric Equipment	1.9%	4,444
Instruments & Related Products	1.9%	4,254
Food & Kindred Products	1.8%	4,020
Lumber & Other Building Materials	1.7%	3,869
Beverages	1.6%	3,784
Metal Mining	1.5%	3,543
Personal Credit Institutions	1.4%	3,181
Savings Institutions	1.4%	3,179
Retail Trade	1.2%	2,790
Life Insurance	1.2%	2,737
Security & Commodity Brokers	1.1%	2,619
Mining	1.0%	2,346
Primary Metal Industries	1.0%	2,259
Residential Building Construction	1.0%	2,192
Trucking & Warehousing	0.9%	2,050
Petroleum Refining	0.9%	2,010
Motion Pictures	0.9%	1,972
Aerospace	0.8%	1,922
Wholesale Trade Durable Goods	0.8%	1,914
Stone, Clay & Glass Products	0.8%	1,907
Communications Equipment	0.8%	1,901
Medical Instruments & Supplies	0.8%	1,893
Paper & Allied Products	0.8%	1,891
Wholesale Trade Nondurable Goods	0.8%	1,875
Amusement & Recreation Services	0.7%	1,710
Construction	0.7%	1,658
Hotels & Other Lodging Places	0.7%	1,545
Electric Services	0.6%	1,363
Engineering & Management Services	0.6%	1,356
Radio, Television & Computer Stores	0.6%	1,309
Furniture & Fixtures	0.6%	1,280
Transportation & Public Utilities	0.5%	1,251

	Percentage of Net Assets	Value
Printing & Publishing	0.5%	$1,240
Real Estate	0.5%	1,196
Department Stores	0.5%	1,048
Radio & Television Broadcasting	0.4%	924
Apparel & Accessory Stores	0.4%	872
Health Services	0.4%	869
Communication	0.4%	817
Manufacturing Industries	0.3%	700
Apparel Products	0.3%	579
Air Transportation	0.2%	565
Railroads	0.2%	485
Management Services	0.2%	447
Metal Cans & Shipping Containers	0.2%	390
Food Stores	0.2%	389
Water Transportation	0.2%	373
Restaurants	0.1%	327
Rubber & Misc. Plastic Products	0.1%	296
Gas Production & Distribution	0.0%	37
Investment securities, at value	98.7%	226,176
Short-term investments	8.3%	18,968
Total investment securities	107.0%	$245,144

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 10

Capital Guardian Global

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $199,811) (including securities loaned of $18,109)	$245,144
Cash	2,009
Foreign currency (cost: $2)	2
Receivables:
Investment securities sold	1,333
Shares sold	18
Interest	11
Income from loaned securities	1
Dividends	247
Dividend reclaims receivable	62
248,827
Liabilities:
Investment securities purchased	269
Accounts payable and accrued liabilities:
Shares redeemed	86
Management and advisory fees	201
Service fees	3
Administration fees	4
Payable for collateral for securities on loan	18,968
Unrealized depreciation on forward foreign currency contracts	37
Other	46
19,614
Net Assets	$229,213
Net Assets Consist of:
Capital stock ($.01 par value)	$224
Additional paid-in capital	164,892
Undistributed (accumulated) net investment income (loss)	753
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	18,046
Net unrealized appreciation (depreciation) on:
Investment securities	45,333
Translation of assets and liabilities denominated in foreign currencies	(35)
Net Assets	$229,213
Net Assets by Class:
Initial Class	$216,762
Service Class	12,451
Shares Outstanding:
Initial Class	21,192
Service Class	1,220
Net Asset Value and Offering Price Per Share:
Initial Class	$10.23
Service Class	10.20

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $211)	$4,390
Interest	128
Income from loaned securities-net	76
4,594
Expenses:
Management and advisory fees	2,303
Printing and shareholder reports	34
Custody fees	134
Administration fees	45
Legal fees	4
Audit fees	17
Trustees fees	17
Service fees:
Service Class	27
Other	6
Total expenses	2,587
Net Investment Income (Loss)	2,007
Net Realized Gain (Loss) from:
Investment securities	19,173
Foreign currency transactions	(504)
18,669
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	9,177
Translation of assets and liabilities denominated in foreign currencies	106
9,283
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	27,952
Net Increase (Decrease) in Net Assets Resulting from Operations	$29,959

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 11

Capital Guardian Global

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$2,007	$3,347
Net realized gain (loss) from investment securities and foreign currency transactions	18,669	71,172
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	9,283	(38,031)
	29,959	36,488
Distributions to Shareholders:
From net investment income:
Initial Class	(5,158)	(1,746)
Service Class	(247)	(26)
	(5,405)	(1,772)
From net realized gains:
Initial Class	(66,437)	(12,390)
Service Class	(3,411)	(240)
	(69,848)	(12,630)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	21,065	24,167
Service Class	3,302	4,872
	24,367	29,039
Dividends and distributions reinvested:
Initial Class	71,595	14,136
Service Class	3,658	266
	75,253	14,402
Cost of shares redeemed:
Initial Class	(43,255)	(259,203)
Service Class	(2,082)	(1,763)
	(45,337)	(260,966)
	54,283	(217,525)
Net increase (decrease) in net assets	8,989	(195,439)
Net Assets:
Beginning of year	220,224	415,663
End of year	$229,213	$220,224
Undistributed (accumulated) net investment income (loss)	$753	$4,413

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	1,693	1,883
Service Class	283	380
	1,976	2,263
Shares issued–reinvested from distributions:
Initial Class	7,584	1,105
Service Class	388	21
	7,972	1,126
Shares redeemed:
Initial Class	(3,456)	(19,428)
Service Class	(166)	(139)
	(3,622)	(19,567)
Net increase (decrease) in shares outstanding:
Initial Class	5,821	(16,440)
Service Class	505	262
	6,326	(16,178)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 12

Capital Guardian Global

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$13.69	$0.11	$1.43	$1.54	$(0.36)	$(4.64)	$(5.00)	$10.23
	12/31/2005	12.88	0.11	1.17	1.28	(0.06)	(0.41)	(0.47)	13.69
	12/31/2004	11.66	0.08	1.18	1.26	(0.04)	–	(0.04)	12.88
	12/31/2003	8.49	0.05	3.14	3.19	(0.02)	–	(0.02)	11.66
	12/31/2002	10.57	0.01	(2.07)	(2.06)	(0.02)	–	(0.02)	8.49
Service Class	12/31/2006	13.67	0.08	1.43	1.51	(0.34)	(4.64)	(4.98)	10.20
	12/31/2005	12.88	0.07	1.17	1.24	(0.04)	(0.41)	(0.45)	13.67
	12/31/2004	11.66	0.05	1.18	1.23	(0.01)	–	(0.01)	12.88
	12/31/2003	8.76	(0.01)	2.91	2.90	–	–	–	11.66

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2006	14.32%	$216,762	1.14%	1.14%	0.91%	36%
	12/31/2005	10.18	210,441	1.10	1.10	0.86	32
	12/31/2004	10.88	409,831	1.10	1.10	0.65	23
	12/31/2003	37.60	271,610	1.14	1.14	0.48	20
	12/31/2002	(19.52)	120,447	1.29	1.29	0.17	33
Service Class	12/31/2006	14.00	12,451	1.39	1.39	0.65	36
	12/31/2005	9.90	9,783	1.35	1.35	0.55	32
	12/31/2004	10.60	5,832	1.35	1.35	0.38	23
	12/31/2003	33.11	1,212	1.39	1.39	(0.14)	20

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Capital Guardian Global (the "Fund") share classes commenced operations as follows:

Initial Class – February 3, 1998
Service Class – May 1, 2003

(C)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d)  For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 13

Capital Guardian Global

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Capital Guardian Global (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $30 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 14

Capital Guardian Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $32, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. Dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. Dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2006, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

1.05% of the first $125 million of ANA
1.00% of the next $125 million of ANA
0.90% of the next $150 million of ANA
0.825% of the next $350 million of ANA
0.80% of the next $250 million of ANA
0.75% of the next $1 billion of ANA
0.70% of ANA over $2 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.32% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 15

Capital Guardian Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $11. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $9. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$78,614
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	98,619
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, passive foreign investment companies and post October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(2)
Undistributed (accumulated) net investment income (loss)	(262)
Undistributed (accumulated) net realized gain (loss) from investment securities	264

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 16

Capital Guardian Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$1,772
Long-term Capital Gain	12,630
2006 Distributions paid from:
Ordinary Income	10,367
Long-term Capital Gain	64,886

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$4,083
Undistributed Long-term Capital Gain	$16,736
Post October Currency Loss Deferral	$(52)
Net Unrealized Appreciation (Depreciation)	$43,330	*

*  Amount includes unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING
PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 17

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Capital Guardian Global

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Guardian Global (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 18

Capital Guardian Global

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $64,886 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 19

Capital Guardian Global

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Capital Guardian Global (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Capital Guardian Trust Company (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees considered the Portfolio's recent underperformance, noting that recent performance is attributable, at least in part, to the Sub-Adviser's value bias. The Trustees requested that TFAI carefully monitor the performance of the Portfolio and that the Sub-Adviser be informed about the Board's concerns and be asked to work with TFAI to formulate a plan to address them. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are nevertheless capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with other investment companies, and also determined that TFAI's and the Sub-Adviser's continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. The Trustees noted that the management fees and overall expense ratio of the Portfolio are higher than some of its peers, based on Lipper information, and also noted that the Sub-Adviser's sub-advisory fees are comparable to or lower than the fees it charges to other sub-advisory clients. The Board requested that Management address its concerns regarding the Portfolio's level of expenses with the Sub-Adviser and attempt to lower expenses over time. In addition, on

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 20

Capital Guardian Global (continued)

the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by permitting economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Global 21

Capital Guardian U.S. Equity

MARKET ENVIRONMENT

The Standard and Poor's 500 Composite Stock Index ("S&P 500") achieved its biggest annual gain since 2003. All ten industry sectors advanced, with solid earnings and buyout news boosting materials, energy and consumer discretionary stocks. The health care and information technology sectors lagged. Within the S&P 500, companies in the largest and smallest market capitalization quintiles outperformed the broad market, while the lower middle capitalization range (companies between $15 billion and $32 billion) underperformed.

The Dow Jones Industrial Average broke through its all-time high, notching its best quarterly gain in three years. Value stocks continued to outperform their growth peers and small-cap stocks outpaced large caps.

Data released during the year indicated the U.S. economy was resilient. Lower oil prices contributed to diminishing inflation and a healthy rise in consumer spending, and employment and real wages both increased. The federal funds interest rate ended the year at 5.25% after several small shifts up during the second quarter. The housing sector started to show signs of weakness, but by the end of the year some new and existing home sales figures suggested the slumping market may be leveling off.

PERFORMANCE

For the year ended December 31, 2006, Capital Guardian U.S. Equity, Initial Class returned 10.11%. By comparison its benchmark, the S&P 500, returned 15.78%.

STRATEGY REVIEW

In a year of strong double digit returns for both the portfolio and the S&P 500, investment results trailed those of the benchmark by 5.67%.

Areas that added value during the year include stock selection within the consumer staples, health care, and utilities sectors. Altria Group, Inc., Campbell Soup Company, and Kraft Foods Inc. all were positive contributors within consumer staples, and The AES Corporation and CMS Energy Corporation were top contributors within the utilities sector. Within health care, Forest Laboratories and Baxter International Inc. were among the top contributors. Other major holdings that performed well in 2006 were Cisco Systems, Inc. and JPMorgan Chase & Co.

Stock selection in the financial sector was the top overall detractor from results during the year. Within financials, SLM Corporation ("SLM") was the top relative detractor for the year. While we continue to believe in the long-term fundamentals of the company, it faced market perception that earnings would be more volatile going forward, and the uncertain effects of the positions in the House and Senate on fiscal policy. SLM ended the year as the fourth largest holding in the portfolio.

The consumer discretionary sector was another detractor from results. Within the sector, the two stocks which had the biggest negative impact on returns were Getty Images, Inc. and Lowe's Companies, Inc. ("Lowe's") While Lowe's was up slightly more than 11% during the year, the overall sector was up around 18%, so it was a relative detractor from results for the portfolio. Issue selection in the telecommunications services and energy sectors were also detractors during the year.

Investment Team
Capital Guardian Trust Company

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 1

Capital Guardian U.S. Equity

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	From Inception	Inception Date
Initial Class	10.11%	5.97%	4.35%	10/9/00
S&P 500[1]	15.78%	6.19%	1.81%	10/9/00
Service Class	9.87%	–	13.93%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.fund-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity of Endeavor Series Trust.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 2

Capital Guardian U.S. Equity

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,078.20	0.87%	$4.56
Hypothetical (b)	1,000.00	1,020.82	0.87	4.43
Service Class
Actual	1,000.00	1,077.70	1.12	5.87
Hypothetical (b)	1,000.00	1,019.56	1.12	5.70

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)   5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 3

Capital Guardian U.S. Equity

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
CONVERTIBLE BOND (0.2%)
Automotive (0.2%)
Ford Motor Co. 4.25%, due 12/15/2036	$629	$672
Total Convertible Bond (cost: $633)		672
	Shares	Value
COMMON STOCKS (97.5%)
Aerospace (1.3%)
United Technologies Corp.	54,900	$3,432
Air Transportation (0.2%)
FedEx Corp.	4,200	456
Amusement & Recreation Services (1.0%)
Disney (Walt) Co. (The)	74,500	2,553
Apparel & Accessory Stores (0.1%)
Urban Outfitters, Inc. ‡†	16,700	385
Apparel Products (0.4%)
Hanesbrands, Inc. ‡	49,337	1,165
Automotive (0.4%)
Ford Motor Co. †	18,400	138
General Motors Corp. †	28,200	866
Beverages (1.9%)
Anheuser-Busch Cos., Inc.	9,800	482
Coca-Cola Co. (The)	25,100	1,211
PepsiCo, Inc.	53,200	3,328
Business Credit Institutions (0.6%)
Freddie Mac	24,600	1,670
Business Services (2.9%)
Clear Channel Communications, Inc.	36,700	1,304
eBay, Inc. ‡	72,400	2,177
Fannie Mae	35,000	2,079
Getty Images, Inc. ‡†	32,700	1,400
Omnicom Group, Inc.	6,800	711
Chemicals & Allied Products (2.3%)
Avon Products, Inc.	41,000	1,355
Dow Chemical Co. (The)	35,600	1,422
du Pont (E.I.) de Nemours & Co.	7,000	341
Huntsman Corp. ‡†	73,300	1,391
Methanex Corp. †	27,700	758
Nova Chemicals Corp. †	18,100	505
Rohm & Haas Co. †	5,400	276
Commercial Banks (5.8%)
Commerce Bancorp, Inc. †	12,600	444
Compass Bancshares, Inc.	6,300	376
Fifth Third Bancorp †	30,000	1,228

	Shares	Value
Commercial Banks (continued)
JP Morgan Chase & Co.	92,704	$4,478
Wachovia Corp.	89,714	5,109
Wells Fargo & Co.	97,100	3,453
Communication (0.8%)
American Tower Corp.–Class A ‡	15,500	578
Cablevision Systems Corp.–Class A	22,373	637
Comcast Corp.–Class A ‡	19,700	834
Communications Equipment (1.1%)
Corning, Inc. ‡	58,500	1,095
Motorola, Inc.	31,500	648
QUALCOMM, Inc.	11,000	416
Siemens AG, ADR †	7,600	749
Computer & Data Processing Services (7.6%)
Affiliated Computer Services, Inc.–Class A ‡†	28,000	1,368
Automatic Data Processing, Inc.	11,200	552
Cerner Corp. ‡†	10,900	496
Google, Inc.–Class A ‡	10,400	4,789
Microsoft Corp.	260,700	7,785
SAP AG, ADR †	35,300	1,874
Sun Microsystems, Inc. ‡	345,400	1,872
Yahoo!, Inc. ‡	42,900	1,096
Computer & Office Equipment (5.6%)
Cisco Systems, Inc. ‡	225,900	6,174
Dell, Inc. ‡	66,200	1,661
Hewlett-Packard Co.	22,057	909
Jabil Circuit, Inc.	39,600	972
Sandisk Corp. ‡	66,700	2,870
Seagate Technology	77,400	2,051
Construction (1.4%)
Fluor Corp. †	45,000	3,674
Electric Services (0.8%)
AES Corp. (The) ‡	61,000	1,344
CMS Energy Corp. ‡†	43,000	718
Electric, Gas & Sanitary Services (0.4%)
Exelon Corp.	5,500	340
NiSource, Inc.	27,300	658
Electronic & Other Electric Equipment (3.2%)
Cooper Industries, Ltd.–Class A	10,600	959
Emerson Electric Co.	17,600	776
General Electric Co.	175,100	6,515
Electronic Components & Accessories (5.3%)
Altera Corp. ‡	128,700	2,533
Fairchild Semiconductor International, Inc. ‡	43,600	733
Flextronics International, Ltd. ‡†	180,600	2,073

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 4

Capital Guardian U.S. Equity

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Electronic Components & Accessories (continued)
Intel Corp.	147,100	$2,979
International Rectifier Corp. ‡	38,400	1,480
Linear Technology Corp.	28,500	864
Qimonda AG, ADR ‡	32,000	560
Silicon Laboratories, Inc. ‡†	13,500	468
Xilinx, Inc.	86,400	2,057
Food & Kindred Products (4.2%)
Altria Group, Inc.	51,300	4,403
Campbell Soup Co.	28,300	1,101
Kraft Foods, Inc.–Class A †	40,800	1,457
Sara Lee Corp.	150,700	2,566
Unilever NV-NY Shares	48,200	1,313
Furniture & Fixtures (0.6%)
Johnson Controls, Inc. †	9,100	782
Leggett & Platt, Inc.	32,500	777
Gas Production & Distribution (0.4%)
Kinder Morgan, Inc.	8,614	911
Health Services (0.8%)
DaVita, Inc. ‡	22,300	1,268
Lincare Holdings, Inc. ‡	21,900	872
Holding & Other Investment Offices (1.1%)
Berkshire Hathaway, Inc.–Class A ‡	16	1,760
Douglas Emmett, Inc. REIT	13,800	367
General Growth Properties, Inc. REIT	9,500	496
Host Hotels & Resorts, Inc. REIT	8,754	215
Hotels & Other Lodging Places (1.0%)
Las Vegas Sands Corp. ‡	20,500	1,834
Starwood Hotels & Resorts Worldwide, Inc.	10,500	656
Industrial Machinery & Equipment (3.9%)
American Standard Cos., Inc.	39,400	1,806
Applied Materials, Inc.	202,400	3,734
Baker Hughes, Inc.	32,100	2,397
Illinois Tool Works, Inc.	45,600	2,106
Instruments & Related Products (2.3%)
Agilent Technologies, Inc. ‡	11,355	396
Danaher Corp.	30,200	2,188
KLA-Tencor Corp. †	69,000	3,433
Insurance (3.4%)
AFLAC, Inc.	13,900	639
American International Group, Inc.	32,000	2,293
Chubb Corp.	6,700	354
RenaissanceRe Holdings, Ltd.	11,500	690
UnitedHealth Group, Inc.	27,500	1,478
WellPoint, Inc. ‡	25,000	1,967
XL Capital, Ltd.–Class A †	18,200	1,311

	Shares	Value
Insurance Agents, Brokers & Service (0.8%)
Marsh & McLennan Cos., Inc.	70,400	$2,158
Lumber & Other Building Materials (2.5%)
Home Depot, Inc. (The)	31,000	1,245
Lowe's Cos., Inc.	168,600	5,252
Management Services (0.2%)
Paychex, Inc.	12,600	498
Medical Instruments & Supplies (1.6%)
Baxter International, Inc.	52,500	2,435
Medtronic, Inc.	30,800	1,648
Metal Mining (0.7%)
Barrick Gold Corp.	36,700	1,127
Newmont Mining Corp.	18,200	822
Mining (0.6%)
Arch Coal, Inc.	27,600	829
Potash Corp. of Saskatchewan †	4,900	703
Motion Pictures (0.2%)
Time Warner, Inc.	26,250	572
Oil & Gas Extraction (5.4%)
Anadarko Petroleum Corp.	11,200	487
BJ Services Co.	43,700	1,281
EOG Resources, Inc.	7,900	493
Halliburton Co.	28,200	876
Royal Dutch Shell PLC- Class A, ADR	48,400	3,426
Royal Dutch Shell PLC- Class B, ADR	16,580	1,180
Schlumberger, Ltd.	64,400	4,068
Transocean, Inc. ‡	6,700	542
Weatherford International, Ltd. ‡	43,400	1,814
Paper & Allied Products (0.3%)
International Paper Co.	20,500	699
Personal Credit Institutions (2.9%)
AmeriCredit Corp. ‡†	23,900	602
Capital One Financial Corp.	10,400	799
SLM Corp.	127,800	6,233
Petroleum Refining (1.2%)
Chevron Corp.	17,019	1,251
Exxon Mobil Corp.	25,400	1,946
Pharmaceuticals (8.8%)
Allergan, Inc.	27,400	3,281
Amgen, Inc. ‡	5,900	403
AstraZeneca PLC, ADR	98,900	5,296
Endo Pharmaceuticals Holdings, Inc. ‡	17,800	491
Forest Laboratories, Inc. ‡	138,700	7,018
ImClone Systems, Inc. ‡†	44,900	1,202

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 5

Capital Guardian U.S. Equity

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (continued)
Lilly (Eli) & Co.	8,400	$438
McKesson Corp.	13,000	659
Medco Health Solutions, Inc. ‡	7,900	422
Millennium Pharmaceuticals, Inc. ‡†	67,900	740
Pfizer, Inc.	20,900	541
Sepracor, Inc. ‡	15,700	967
Teva Pharmaceutical Industries, Ltd., ADR	43,800	1,361
Primary Metal Industries (0.6%)
Alcoa, Inc.	49,700	1,491
Printing & Publishing (0.4%)
CBS Corp.–Class B †	29,500	920
Idearc, Inc. ‡	2,420	69
Radio & Television Broadcasting (0.2%)
Viacom, Inc.–Class B ‡	14,050	576
Radio, Television & Computer Stores (0.4%)
Best Buy Co., Inc.	22,600	1,112
Residential Building Construction (0.1%)
Lennar Corp.–Class A	6,400	336
Restaurants (0.4%)
Cheesecake Factory (The) ‡	15,300	376
McDonald's Corp.	15,700	696
Retail Trade (2.1%)
Dollar Tree Stores, Inc. ‡	37,100	1,117
Target Corp.	76,600	4,370
Rubber & Misc. Plastic Products (0.2%)
Jarden Corp. ‡†	14,500	504
Savings Institutions (2.8%)
Hudson City Bancorp, Inc.	117,300	1,628
IndyMac Bancorp, Inc. †	11,100	501
Washington Mutual, Inc.	111,700	5,081
Security & Commodity Brokers (0.5%)
Goldman Sachs Group, Inc. (The)	4,000	797
Lehman Brothers Holdings, Inc.	6,600	516
Telecommunications (1.7%)
AT&T, Inc.	35,400	1,266
Qwest Communications International ‡	64,000	536
Sprint Nextel Corp.	88,850	1,678
Verizon Communications, Inc.	28,200	1,050
Trucking & Warehousing (1.3%)
United Parcel Service, Inc.–Class B	45,700	3,427
Water Transportation (0.2%)
Carnival Corp.	8,400	412

	Shares	Value
Wholesale Trade Nondurable Goods (0.6%)
SYSCO Corp.	39,900	$1,467
Total Common Stocks (cost: $207,316)		253,951
	Principal	Value
SECURITY LENDING COLLATERAL (9.0%)
Debt (8.5%)
Bank Notes (0.2%)
Bank of America 5.32%, due 02/16/2007	$662	$662
Commercial Paper (2.0%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	265 133 127	265 133 127
Charta LLC–144A 5.30%, due 01/31/2007	358	358
CIESCO LLC 5.31%, due 01/04/2007	133	133
Clipper Receivables Corp. 5.30%, due 01/31/2007	331	331
Compass Securitization–144A 5.30%, due 01/09/2007	420	420
CRC Funding LLC–144A 5.34%, due 01/23/2007	66	66
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	500	500
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	133	133
General Electric Capital Corp. 5.30%, due 01/26/2007	187	187
Greyhawk Funding–144A 5.31%, due 01/12/2007	133	133
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	197	197
Liberty Street–144A 5.31%, due 01/17/2007	198	198
Old Line Funding LLC–144A 5.35%, due 01/04/2007	133	133
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	133	133
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	133 326 128	133 326 128
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	196	196

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 6

Capital Guardian U.S. Equity

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	$265	$265
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	66 133	66 133
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	327 133	327 133
Euro Dollar Overnight (1.1%)
Abbey National PLC 5.28%, due 01/05/2007	662	662
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	199	199
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	133	133
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	265 265	265 265
Societe Generale 5.31%, due 01/02/2007	398	398
Svenska Handlesbanken 5.25%, due 01/02/2007	233	233
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	199 265 265	199 265 265
Euro Dollar Terms (3.9%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	398 199 199	398 199 199
Barclays 5.31%, due 02/20/2007	662	662
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	331 662 331	331 662 331
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	662	662
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	623 662	623 662
Dexia Group 5.29%, due 01/16/2007	397	397
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	397 397	397 397

	Principal	Value
Euro Dollar Terms (continued)
HBOS Halifax Bank of Scotland
5.30%, due 01/08/2007	$662	$662
5.31%, due 03/14/2007	397	397
Lloyds TSB Bank 5.30%, due 02/26/2007	133	133
Marshall & Ilsley Bank 5.30%, due 03/19/2007	199	199
Rabobank Nederland 5.30%, due 03/05/2007	397	397
Royal Bank of Canada 5.31%, due 02/14/2007	397	397
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	397 199 199	397 199 199
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	265 662	265 662
The Bank of the West 5.29%, due 01/17/2007	331	331
Repurchase Agreements (1.3%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $195 on 01/02/2007	194	194
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $2,415 on 01/02/2007	2,414	2,414
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $273 on 01/02/2007	272	272
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $413 on 01/02/2007	413	413
	Shares	Value
Investment Companies (0.5%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	1,317,996	$1,318
Total Security Lending Collateral (cost: $23,469)		23,469
Total Investment Securities (cost: $231,418) #		$278,092

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 7

Capital Guardian U.S. Equity

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $22,705.

††  Cash collateral for the Repurchase Agreements, valued at $3,402, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $231,968. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $49,886 and $3,762, respectively. Net unrealized appreciation for tax purposes is $46,124.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $4,043 or 1.6% of the net assets of the Fund.

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 8

Capital Guardian U.S. Equity

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $231,418) (including securities loaned of $22,705)	$278,092
Cash	5,739
Receivables:
Investment securities sold	180
Shares sold	6
Interest	24
Dividends	349
284,390
Liabilities:
Investment securities purchased	46
Accounts payable and accrued liabilities:
Shares redeemed	87
Management and advisory fees	178
Service fees	2
Administration fees	4
Payable for collateral for securities on loan	23,469
Other	41
23,827
Net Assets	$260,563
Net Assets Consist of:
Capital stock ($.01 par value)	$232
Additional paid-in capital	191,634
Undistributed (accumulated) net investment income (loss)	1,678
Undistributed (accumulated) net realized gain (loss) from investment securities	20,345
Net unrealized appreciation (depreciation) on investment securities	46,674
Net Assets	$260,563
Net Assets by Class:
Initial Class	$249,151
Service Class	11,412
Shares Outstanding:
Initial Class	22,158
Service Class	1,016
Net Asset Value and Offering Price Per Share:
Initial Class	$11.24
Service Class	11.23

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $44)	$3,794
Interest	138
Income from loaned securities–net	39
3,971
Expenses:
Management and advisory fees	2,091
Printing and shareholder reports	25
Custody fees	42
Administration fees	52
Legal fees	5
Audit fees	17
Trustees fees	19
Service fees:
Service Class	26
Other	6
Total expenses	2,283
Net Investment Income (Loss)	1,688
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	21,138
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	2,298
Net Realized and Unrealized Gain (Loss) on Investment Securities	23,436
Net Increase (Decrease) in Net Assets Resulting from Operations	$25,124

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 9

Capital Guardian U.S. Equity

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,688	$1,407
Net realized gain (loss) from investment securities	21,138	23,680
Change in unrealized appreciation (depreciation) on investment securities	2,298	(9,442)
	25,124	15,645
Distributions to Shareholders:
From net investment income:
Initial Class	(1,360)	(1,383)
Service Class	(36)	(38)
	(1,396)	(1,421)
From net realized gains:
Initial Class	(22,250)	(7,104)
Service Class	(951)	(263)
	(23,201)	(7,367)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	23,316	17,783
Service Class	2,246	3,043
	25,562	20,826
Dividends and distributions reinvested:
Initial Class	23,610	8,487
Service Class	987	301
	24,597	8,788
Cost of shares redeemed:
Initial Class	(53,167)	(44,898)
Service Class	(1,569)	(1,995)
	(54,736)	(46,893)
	(4,577)	(17,279)
Net increase (decrease) in net assets	(4,050)	(10,422)
Net Assets:
Beginning of year	264,613	275,035
End of year	$260,563	$264,613
Undistributed (accumulated) net investment income (loss)	$1,678	$1,396

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	2,024	1,628
Service Class	197	279
	2,221	1,907
Shares issued–reinvested from distributions:
Initial Class	2,253	784
Service Class	94	28
	2,347	812
Shares redeemed:
Initial Class	(4,633)	(4,126)
Service Class	(138)	(181)
	(4,771)	(4,307)
Net increase (decrease) in shares outstanding:
Initial Class	(356)	(1,714)
Service Class	153	126
	(203)	(1,588)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 10

Capital Guardian U.S. Equity

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$11.32	$0.07	$1.00	$1.07	$(0.07)	$(1.08)	$(1.15)	$11.24
	12/31/2005	11.02	0.06	0.62	0.68	(0.06)	(0.32)	(0.38)	11.32
	12/31/2004	10.07	0.06	0.92	0.98	(0.03)	–	(0.03)	11.02
	12/31/2003	7.39	0.04	2.65	2.69	(0.01)	–	(0.01)	10.07
	12/31/2002	9.74	0.03	(2.35)	(2.32)	(0.01)	(0.02)	(0.03)	7.39
Service Class	12/31/2006	11.31	0.05	0.99	1.04	(0.04)	(1.08)	(1.12)	11.23
	12/31/2005	11.02	0.03	0.63	0.66	(0.05)	(0.32)	(0.37)	11.31
	12/31/2004	10.07	0.04	0.92	0.96	(0.01)	–	(0.01)	11.02
	12/31/2003	7.96	0.01	2.10	2.11	–	–	–	10.07

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	10.11%	$249,151	0.86%	0.66%	27%
	12/31/2005	6.31	254,860	0.89	0.55	35
	12/31/2004	9.77	266,915	0.90	0.57	23
	12/31/2003	36.50	238,949	0.91	0.41	20
	12/31/2002	(23.80)	116,484	0.98	0.43	23
Service Class	12/31/2006	9.87	11,412	1.11	0.40	27
	12/31/2005	6.06	9,753	1.14	0.29	35
	12/31/2004	9.49	8,120	1.15	0.38	23
	12/31/2003	26.50	2,331	1.16	0.17	20

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Capital Guardian U.S. Equity (the "Fund") share classes commenced operations as follows:

Initial Class — October 9, 2000
    Service Class — May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 11

Capital Guardian U.S. Equity

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Capital Guardian U.S. Equity (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $16 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $17, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 12

Capital Guardian U.S. Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.775% of the next $500 million of ANA
0.70% of the next $1 billion of ANA
0.65% of ANA over $2 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.01% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $13. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 13

Capital Guardian U.S. Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $11. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$69,411
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	100,045
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and REIT reclassifications.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$(10)
Undistributed (accumulated) net realized gain (loss) from investment securities	10

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$1,986
Long-term Capital Gain	6,802
2006 Distributions paid from:
Ordinary Income	1,618
Long-term Capital Gain	22,979

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$3,416
Undistributed Long-term Capital Gain	$19,157
Capital Loss Carryforward	$—
Net Unrealized Appreciation (Depreciation)	$46,124

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 14

Capital Guardian U.S. Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 5.–(continued)

management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Capital Guardian U.S. Equity

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Guardian U.S. Equity (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 16

Capital Guardian U.S. Equity

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $22,979 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 17

Capital Guardian U.S. Equity

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Capital Guardian U.S. Equity (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Capital Guardian Trust Company (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved acceptable investment performance, noting that although the Portfolio's performance was below median relative to its peers over the past two- and three-year periods, its performance had improved relative to its peers over the past one-year period. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many investment companies, and also determined that TFAI's and the Sub-Adviser's continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. The Trustees noted that the management fees and overall expense ratio of the Portfolio are relatively high compared to some of its peers but competitive with others and the Portfolio's relative performance, as compared to peer funds, had improved over the most recent one-year period. On the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment manage

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 18

Capital Guardian U.S. Equity (continued)

ment fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's current management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including soft-dollar benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian U.S. Equity 19

Capital Guardian Value

MARKET ENVIRONMENT

Value stocks, as defined by the Russell 1000 Value Index ("Russell 1000 Value"), continued their dominance of growth stocks, ending the year up substantially above both the Russell 1000 Growth Index and the Standard and Poor's 500 Composite Stock Index ("S&P 500"), for the seventh year in a row. All ten industry sectors within the Russell 1000 Value had double digit returns for the year as investors continued to reward value investing. Within the Russell 1000 Value, returns were fairly balanced across market capitalization quintiles. Larger cap companies, in the second largest quintile within the Russell 1000 Value (defined as companies with market capitalizations between $58 billion and $147 billion), outperformed all other capitalization quintiles, and the smallest companies within the Russell 1000 Value (those less than $9 billion in market cap) performed the worst.

Data released during the year indicated the U.S. economy was resilient. Lower oil prices contributed to diminishing inflation and a healthy rise in consumer spending, and employment and real wages both increased. The federal funds interest rate ended the year at 5.25% after several small shifts up during the second quarter. The housing sector started to show signs of weakness, but some end-of-year new and existing home sales figures suggested the slumping market may be leveling off.

PERFORMANCE

For the year ended December 31, 2006, Capital Guardian Value, Initial Class returned 16.50%. By comparison its benchmark, the Russell 1000 Value, returned 22.25%.

STRATEGY REVIEW

Portfolio results exceeded those of the S&P 500 for the year, but underperformed the Russell 1000 Value by 5.75%.

The top contributors to returns during year were stock selection in the consumer staple, utilities, and health care sectors. Campbell Soup Company, and Kraft Foods Inc. were both positive contributors within consumer staples, and Duke Energy Corporation and CMS Energy Corporation were top contributors within the utilities sector. Health care exposure was concentrated within pharmaceuticals and health services. The biggest contributor within healthcare was Merck & Co., Inc.

Financial stocks represent the largest segment of both the Russell 1000 Value and the portfolio. While we were underweight relative to the benchmark (a mild contributor), our stock selection detracted from returns. Within the sector, the top individual detractors were Capital One Financial Corporation, Everest Reinsurance Company, and Assurant, Inc. Not all securities within the financial sector were detractors, however. JPMorgan Chase & Co was the second largest contributor to returns and ended the year as the portfolio's fourth largest holding. The energy sector was also an area where stock selection detracted from results. We were underweight integrated oil companies, which outperformed oil service companies, where we were overweight. The materials sector represented just over 5% of portfolio assets during the year and ended 2006 as the worst performing overall sector for the portfolio.

The portfolio's exposure to the information technology also detracted from relative results for the year. We continue to overweight the sector, for individual company-specific reasons. We do think that traditional value-oriented stocks look expensive and we are attracted to the broad range of technological companies with a combination of better-than-average growth prospects and little or no valuation premium.

Investment Team

Capital Guardian Trust Company

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Value 1

Capital Guardian Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	16.50%	9.34%	8.64%	10.90%	5/27/93
Russell 1000 Value[1]	22.25%	10.88%	11.01%	12.60%	5/27/93
Service Class	16.20%	–	–	18.76%	5/1/03

NOTES

1  The Russell 1000 Value (Russell 1000 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's subadviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Value 2

Capital Guardian Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,116.10	0.84%	$4.48
Hypothetical (b)	1,000.00	1,020.97	0.84	4.28
Service Class
Actual	1,000.00	1,114.60	1.09	5.81
Hypothetical (b)	1,000.00	1,019.71	1.09	5.55

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Value 3

Capital Guardian Value

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
CONVERTIBLE BOND (1.0%)
Automotive (1.0%)
Ford Motor Co. 4.25%, due 12/15/2036	$8,097	$8,654
Total Convertible Bond (cost: $8,150)		8,654
	Shares	Value
COMMON STOCKS (96.3%)
Apparel Products (0.4%)
Hanesbrands, Inc. ‡	136,837	$3,232
Automotive (0.6%)
General Motors Corp. †	168,700	5,182
Business Services (2.0%)
Clear Channel Communications, Inc. †	466,200	16,569
Chemicals & Allied Products (3.3%)
Air Products & Chemicals, Inc.	51,100	3,591
Avon Products, Inc.	134,600	4,447
Dow Chemical Co. (The)	211,900	8,463
du Pont (E.I.) de Nemours & Co.	44,000	2,143
Lyondell Chemical Co.	202,700	5,183
Methanex Corp. †	140,200	3,837
Commercial Banks (9.6%)
Compass Bancshares, Inc.	36,300	2,165
Fifth Third Bancorp †	290,000	11,870
JP Morgan Chase & Co.	556,040	26,857
Wachovia Corp.	346,119	19,711
Wells Fargo & Co.	533,200	18,961
Communications Equipment (0.7%)
Siemens AG, ADR †	62,800	6,189
Computer & Data Processing Services (0.6%)
Affiliated Computer Services, Inc.–Class A ‡†	99,500	4,860
Computer & Office Equipment (1.3%)
Hewlett-Packard Co.	163,200	6,722
Jabil Circuit, Inc.	167,300	4,107
Electric Services (2.1%)
CMS Energy Corp. ‡	516,600	8,627
Duke Energy Corp.	118,600	3,939
Pinnacle West Capital Corp.	94,000	4,760
Electric, Gas & Sanitary Services (0.7%)
NiSource, Inc. †	243,200	5,861
Electronic & Other Electric Equipment (4.4%)
Emerson Electric Co.	146,600	6,461
General Electric Co.	808,700	30,092
Electronic Components & Accessories (6.5%)
Fairchild Semiconductor International, Inc. ‡	666,100	11,197
Flextronics International, Ltd. ‡†	1,199,700	13,773
Intel Corp.	1,073,200	21,732
International Rectifier Corp. ‡	78,600	3,028
Tyco International, Ltd.	140,100	4,259

	Shares	Value
Food & Kindred Products (10.9%)
Altria Group, Inc. †	350,800	$30,106
General Mills, Inc.	117,900	6,791
Kraft Foods, Inc.–Class A †	602,200	21,499
Sara Lee Corp.	1,094,700	18,643
Unilever NV-NY Shares	503,700	13,726
Furniture & Fixtures (1.5%)
Johnson Controls, Inc. †	91,400	7,853
Leggett & Platt, Inc.	182,500	4,362
Gas Production & Distribution (0.2%)
MDU Resources Group, Inc.	57,600	1,477
Holding & Other Investment Offices (4.3%)
Berkshire Hathaway, Inc.–Class A ‡	80	8,799
Douglas Emmett, Inc. REIT	263,200	6,998
General Growth Properties, Inc. REIT †	277,090	14,472
Host Hotels & Resorts, Inc. REIT	213,000	5,229
Industrial Machinery & Equipment (1.3%)
American Standard Cos., Inc.	66,900	3,067
Illinois Tool Works, Inc.	163,700	7,561
Insurance (6.7%)
American International Group, Inc.	180,600	12,942
Chubb Corp.	107,900	5,709
RenaissanceRe Holdings, Ltd.	131,400	7,884
St. Paul Travelers Cos., Inc. (The)	64,107	3,442
WellPoint, Inc. ‡	211,700	16,659
XL Capital, Ltd.–Class A	124,200	8,945
Insurance Agents, Brokers & Service (2.9%)
Hartford Financial Services Group, Inc. (The)	57,200	5,337
Marsh & McLennan Cos., Inc.	612,700	18,785
Oil & Gas Extraction (5.4%)
Equitable Resources, Inc.	70,300	2,935
Royal Dutch Shell PLC–Class A, ADR	91,000	6,442
Royal Dutch Shell PLC–Class B, ADR †	202,565	14,413
Transocean, Inc. ‡	140,800	11,389
Weatherford International, Ltd. ‡	237,000	9,904
Paper & Allied Products (2.0%)
3M Co.	92,600	7,216
International Paper Co.	280,800	9,575
Personal Credit Institutions (4.2%)
AmeriCredit Corp. ‡†	166,200	4,183
Capital One Financial Corp.	132,400	10,171
SLM Corp.	425,000	20,727
Petroleum Refining (1.7%)
Chevron Corp.	89,416	6,575
Exxon Mobil Corp.	102,066	7,821
Pharmaceuticals (6.2%)
AstraZeneca PLC, ADR	170,700	9,141
Merck & Co., Inc.	342,800	14,946

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Value 4

Capital Guardian Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (continued)
Pfizer, Inc.	690,700	$17,889
Sanofi-Aventis, ADR	206,600	9,539
Primary Metal Industries (1.4%)
Alcoa, Inc.	251,300	7,542
Hubbell, Inc.–Class B	83,700	3,784
Printing & Publishing (0.1%)
Idearc, Inc. ‡	16,750	480
Railroads (0.4%)
Union Pacific Corp.	36,600	3,368
Restaurants (0.5%)
McDonald's Corp.	92,000	4,078
Retail Trade (0.3%)
Dollar Tree Stores, Inc. ‡†	83,800	2,522
Rubber & Misc. Plastic Products (1.3%)
Jarden Corp. ‡†	305,800	10,639
Savings Institutions (6.3%)
Hudson City Bancorp, Inc.	905,800	12,573
IndyMac Bancorp, Inc. †	246,400	11,127
Washington Mutual, Inc.	635,900	28,927
Security & Commodity Brokers (1.4%)
Goldman Sachs Group, Inc. (The)	15,800	3,150
Merrill Lynch & Co., Inc.	87,900	8,184
Telecommunications (4.7%)
AT&T, Inc.	630,000	22,523
Sprint Nextel Corp.	452,600	8,550
Verizon Communications, Inc.	206,300	7,683
Water Transportation (0.4%)
Carnival Corp. †	66,800	3,277
Total Common Stocks (cost: $669,422)		799,377
	Principal	Value
SECURITY LENDING COLLATERAL (11.7%)
Debt (11.0%)
Bank Notes (0.3%)
Bank of America 5.32%, due 02/16/2007	$2,730	$2,730
Commercial Paper (2.6%)
Barton Capital LLC–144A 5.32%, due 01/16/2007	1,092	1,092
5.30%, due 01/17/2007	546	546
5.30%, due 01/17/2007	523	523
Charta LLC–144A 5.30%, due 01/31/2007	1,474	1,474
CIESCO LLC 5.31%, due 01/04/2007	546	546
Clipper Receivables Corp. 5.30%, due 01/31/2007	1,365	1,365

	Principal	Value
Commercial Paper (continued)
Compass Securitization–144A 5.30%, due 01/09/2007	$1,731	$1,731
CRC Funding LLC–144A 5.34%, due 01/23/2007	273	273
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	2,060	2,060
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	546	546
General Electric Capital Corp. 5.30%, due 01/26/2007	771	771
Greyhawk Funding–144A 5.31%, due 01/12/2007	546	546
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	814	814
Liberty Street–144A 5.31%, due 01/17/2007	818	818
Old Line Funding LLC–144A 5.35%, due 01/04/2007	546	546
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	546	546
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007	546	546
5.31%, due 01/08/2007	1,342	1,342
5.33%, due 02/08/2007	527	527
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	807	807
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	1,092	1,092
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007	273	273
5.31%, due 02/02/2007	546	546
Yorktown Capital LLC 5.30%, due 01/10/2007	1,348	1,348
5.33%, due 01/16/2007	546	546
Euro Dollar Overnight (1.4%)
Abbey National PLC 5.28%, due 01/05/2007	2,730	2,730
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	819	819
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	546	546
Fortis Bank 5.30%, due 01/02/2007	1,092	1,092
5.32%, due 01/03/2007	1,092	1,092
Societe Generale 5.31%, due 01/02/2007	1,638	1,638
Svenska Handlesbanken 5.25%, due 01/02/2007	961	961

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Value 5

Capital Guardian Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (continued)
UBS AG 5.29%, due 01/02/2007	$819	$819
5.30%, due 01/04/2007	1,092	1,092
5.30%, due 01/05/2007	1,092	1,092
Euro Dollar Terms (5.1%)
Bank of Nova Scotia 5.29%, due 01/30/2007	1,638	1,638
5.29%, due 02/06/2007	819	819
5.30%, due 02/27/2007	819	819
Barclays 5.31%, due 02/20/2007	2,730	2,730
Calyon 5.31%, due 02/16/2007	1,365	1,365
5.31%, due 02/22/2007	2,730	2,730
5.29%, due 03/05/2007	1,365	1,365
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	2,730	2,730
Citigroup 5.31%, due 03/05/2007	2,567	2,567
5.31%, due 03/16/2007	2,730	2,730
Dexia Group 5.29%, due 01/16/2007	1,638	1,638
Fortis Bank 5.30%, due 01/24/2007	1,638	1,638
5.30%, due 01/26/2007	1,638	1,638
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	2,730	2,730
5.31%, due 03/14/2007	1,638	1,638
Lloyds TSB Bank 5.30%, due 02/26/2007	546	546
Marshall & Ilsley Bank 5.30%, due 03/19/2007	819	819

	Principal	Value
Euro Dollar Terms (continued)
Rabobank Nederland 5.30%, due 03/05/2007	$1,638	$1,638
Royal Bank of Canada 5.31%, due 02/14/2007	1,638	1,638
Royal Bank of Scotland 5.28%, due 01/11/2007	1,638	1,638
5.29%, due 01/16/2007	819	819
5.29%, due 02/09/2007	819	819
Societe Generale 5.27%, due 01/19/2007	1,092	1,092
5.29%, due 02/01/2007	2,730	2,730
The Bank of the West 5.29%, due 01/17/2007	1,365	1,365
Repurchase Agreements (1.6%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $802 on 01/02/2007	802	802
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $9,952 on 01/02/2007	9,947	9,947
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $1,123 on 01/02/2007	1,123	1,123
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $1,701 on 01/02/2007	1,700	1,700
	Shares	Value
Investment Companies (0.7%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	5,431,554	$5,432
Total Security Lending Collateral (cost: $96,718)		96,718
Total Investment Securities (cost: $774,290) #		$904,749

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $93,593.

††  Cash collateral for the Repurchase Agreements, valued at $14,021, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $774,290. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $138,040 and $7,581, respectively. Net unrealized appreciation for tax purposes is $130,459.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $16,648 or 2.0% of the net assets of the Fund.

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Value 6

Capital Guardian Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $774,290) (including securities loaned of $93,593)	$904,749
Cash	21,693
Receivables:
Shares sold	81
Interest	117
Dividends	1,659
Dividend reclaims receivable	21
928,320
Liabilities:
Investment securities purchased	1,042
Accounts payable and accrued liabilities:
Shares redeemed	225
Management and advisory fees	554
Service fees	7
Administration fees	14
Payable for collateral for securities on loan	96,718
Other	77
98,637
Net Assets	$829,683
Net Assets Consist of:
Capital stock ($.01 par value)	$390
Additional paid-in capital	612,266
Undistributed (accumulated) net investment income (loss)	11,985
Undistributed (accumulated) net realized gain (loss) from investment securities	74,583
Net unrealized appreciation (depreciation) on investment securities	130,459
Net Assets	$829,683
Net Assets by Class:
Initial Class	$794,352
Service Class	35,331
Shares Outstanding:
Initial Class	37,380
Service Class	1,656
Net Asset Value and Offering Price Per Share:
Initial Class	$21.25
Service Class	21.34

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $165)	$17,770
Interest	533
Income from loaned securities-net	136
18,439
Expenses:
Management and advisory fees	5,991
Printing and shareholder reports	53
Custody fees	79
Administration fees	151
Legal fees	15
Audit fees	17
Trustees fees	56
Service fees:
Service Class	69
Other	15
Total expenses	6,446
Net Investment Income (Loss)	11,993
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	74,617
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	29,731
Net Realized and Unrealized Gain (Loss) on Investment Securities	104,348
Net Increase (Decrease) in Net Assets Resulting from Operations	$116,341

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Value 7

Capital Guardian Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$11,993	$11,272
Net realized gain (loss) from investment securities	74,617	71,261
Change in unrealized appreciation (depreciation) on investment securities	29,731	(23,647)
	116,341	58,886
Distributions to Shareholders:
From net investment income:
Initial Class	(10,896)	(7,348)
Service Class	(376)	(179)
	(11,272)	(7,527)
From net realized gains:
Initial Class	(68,412)	(37,958)
Service Class	(2,679)	(1,044)
	(71,091)	(39,002)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	72,333	47,748
Service Class	11,577	10,376
	83,910	58,124
Dividends and distributions reinvested:
Initial Class	79,308	45,306
Service Class	3,055	1,223
	82,363	46,529
Cost of shares redeemed:
Initial Class	(111,221)	(158,024)
Service Class	(4,145)	(5,331)
	(115,366)	(163,355)
	50,907	(58,702)
Net increase (decrease) in net assets	84,885	(46,345)
Net Assets:
Beginning of year	744,798	791,143
End of year	$829,683	$744,798
Undistributed (accumulated) net investment income (loss)	$11,985	$11,272

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	3,506	2,366
Service Class	551	512
	4,057	2,878
Shares issued-reinvested from distributions:
Initial Class	4,080	2,307
Service Class	156	62
	4,236	2,369
Shares redeemed:
Initial Class	(5,268)	(7,814)
Service Class	(195)	(263)
	(5,463)	(8,077)
Net increase (decrease) in shares outstanding:
Initial Class	2,318	(3,141)
Service Class	512	311
	2,830	(2,830)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Value 8

Capital Guardian Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$20.57	$0.34	$2.82	$3.16	$(0.34)	$(2.14)	$(2.48)	$21.25
	12/31/2005	20.27	0.29	1.22	1.51	(0.20)	(1.01)	(1.21)	20.57
	12/31/2004	17.56	0.25	2.65	2.90	(0.19)	–	(0.19)	20.27
	12/31/2003	13.15	0.24	4.29	4.53	(0.12)	–	(0.12)	17.56
	12/31/2002	17.35	0.18	(3.75)	(3.57)	(0.11)	(0.52)	(0.63)	13.15
Service Class	12/31/2006	20.66	0.30	2.82	3.12	(0.30)	(2.14)	(2.44)	21.34
	12/31/2005	20.37	0.24	1.23	1.47	(0.17)	(1.01)	(1.18)	20.66
	12/31/2004	17.65	0.21	2.66	2.87	(0.15)	–	(0.15)	20.37
	12/31/2003	13.66	0.15	3.85	4.00	(0.01)	–	(0.01)	17.65

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2006	16.50%	$794,352	0.84%	0.84%	1.59%	40%
	12/31/2005	7.71	721,176	0.85	0.85	1.43	35
	12/31/2004	16.70	774,182	0.86	0.86	1.35	32
	12/31/2003	34.58	459,102	0.88	0.88	1.63	30
	12/31/2002	(20.70)	286,725	0.91	0.91	1.23	39
Service Class	12/31/2006	16.20	35,331	1.09	1.09	1.38	40
	12/31/2005	7.50	23,622	1.10	1.10	1.18	35
	12/31/2004	16.39	16,961	1.11	1.11	1.11	32
	12/31/2003	29.30	2,271	1.13	1.13	1.34	30

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Capital Guardian Value (the "Fund") share classes commenced operations as follows:

Initial Class – May 27, 1993
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Value 9

Capital Guardian Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Capital Guardian Value (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $94 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $58 earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Value 10

Capital Guardian Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation–Growth Portfolio	$95,272	11.48%
Asset Allocation–Moderate Growth Portfolio	165,819	19.99%
Asset Allocation–Moderate Portfolio	4,042	0.49%
Total	$265,133	31.96%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.775% of the next $500 million of ANA
0.70% of the next $1 billion of ANA
0.65% of ANA over $2 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.87% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Value 11

Capital Guardian Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $40. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $31. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$300,918
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	328,504
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, basis adjustment on disposition.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$(8)
Undistributed (accumulated) net realized gain (loss) from investment securities	8

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$16,257
Long-term Capital Gain	30,272
2006 Distributions paid from:
Ordinary Income	22,374
Long-term Capital Gain	59,989

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Value 12

Capital Guardian Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$21,804
Undistributed Long-term Capital Gain	$64,764
Capital Loss Carryforward	$—
Net Unrealized Appreciation (Depreciation)	$130,459

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING
PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Value 13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Capital Guardian Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Guardian Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Value 14

Capital Guardian Value

SUPPLEMENTAL TAX INFORMATION (unaudited)
  (all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $59,989 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Value 15

Capital Guardian Value

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Capital Guardian Value (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Capital Guardian Trust Company (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved competitive investment performance, noting that the Portfolio's performance was above median relative to its peers over the past one-, two-, three- and five-year periods, and further noting favorably that the Portfolio fell within the first quintile, relative to peers, for the five-year performance period. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. The Trustees noted that although the management fees and overall expense ratio of the Portfolio are relatively high compared to its peers, the Portfolio's relative performance, as compared to peer funds, had remained above median. On the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management

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Capital Guardian Value 16

Capital Guardian Value (continued)

income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's current management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including soft-dollar benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Capital Guardian Value 17

Clarion Global Real Estate Securities

MARKET ENVIRONMENT

Global real estate stocks have delivered strong performance over the past twelve months, with the S&P/Citigroup World Property Index (Citigroup World Property) returning 40.26% for the year ending December 31, 2006.

Property stocks have performed well for several reasons, including: 1) improving real estate fundamentals as vacancies have generally decreased and rents have moved higher; 2) continued yield compression in most major markets; 3) positive funds flows as a global strategy is increasingly adopted by investors; 4) merger and acquisition ("M&A") activity; and 5) macro-economic trends which remain conducive for demand of commercial real estate.

The increased adoption of Real Estate Investment Trust ("REIT")-like structures globally has also acted as a catalyst for new investment opportunities. REITs are expanding from the traditional markets of the U.S., Australia, the Netherlands, Belgium and Canada to Japan, Singapore, France, Hong Kong, the United Kingdom ("UK") and prospectively Germany.

PERFORMANCE

For the year ended December 31, 2006, Clarion Global Real Estate Securities, Initial Class returned 42.27%. By comparison its benchmark, the WPI, returned 40.26%.

STRATEGY REVIEW

Clarion Global Real Estate Securities is one of few real estate portfolios offering a global strategy for real estate securities investors in the U.S. We seek to own attractively priced stocks that offer favorable underlying real estate fundamentals from both a property type and geographic perspective. We believe stock selection together with actively managed geographic and property sector allocations to be the driver of potential relative out-performance for the portfolio. The global universe of public real estate companies is more than twice the size of the U.S. public company universe which provides a wide selection of investment and diversification opportunities.

In local currency terms, Europe was the top performing region in 2006, returning 49%. Strong performance was broad-based with Spain, France and Finland all up in excess of 60%, the UK and Germany each up slightly more than 50%, and Italy and the Netherlands each up slightly more than 40%. Catalysts included M&A activity, especially in Spain, new company formation, strong funds flows and, in the UK, the finalization of the REIT structure which has enabled property companies to elect REIT status beginning in 2007.

North American returns were dominated by the U.S. REIT market which was up 35.2% for the year. For the year, portfolio holdings in the office, mall, apartment, and health care sectors contributed to relative out-performance, particularly the office and mall property sectors. M&A activity served as a significant catalyst among U.S. REITs during the year as 24 deals were announced, half of which were deals to take the company private. The largest proposed deal was the blockbuster Equity Office Properties Trust ("EOP") deal announced in November. The deal is huge by any standard representing total consideration of $36 billion. If it succeeds, the EOP privatization will be one of the largest in history. The strong continuing private market bid has been an important support for REIT prices that appear expensive by other measures.

The Asia-Pacific region was a relative laggard for the year but still up nicely at nearly 30%. Performance was mixed by country. Singapore commanded most of the attention with a 76% total return catalyzed by consistent surprises to the upside with respect to property fundamentals (rapidly improving office and high-end residential rents), cap rate compression, new company formation and macro-economic news—real gross domestic product ("GDP") was revised up multiple times during the year to ultimately 7.8% for 2006. The Australian listed property trusts ("LPT's") were up 33% for the year as company management teams have worked diligently to transform legacy business strategies to include the funds management business as well as investing in property abroad. Japan disappointed on a relative basis with total return of 21%, despite improving fundamentals. In Hong Kong, property companies continued to increase investments in mainland China to achieve sustainable high levels of growth, as local residential markets remain soft and office market fundamentals decelerate.

T. Ritson Ferguson, CFA

Joseph P. Smith, CFA

Steven D. Burton, CFA

Co-Portfolio Managers
ING Clarion Real Estate Securities, L.P.

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Annual Report 2006

Clarion Global Real Estate Securities 1

Clarion Global Real Estate Securities

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	From Inception	Inception Date
Initial Class	42.27%	24.71%	15.75%	5/1/98
Citigroup World Property[1]	40.26%	26.17%	15.06%	5/1/98
Service Class	41.91%	–	31.64%	5/1/03

NOTES

1  The S&P/Citigroup World Property (Citigroup World Property) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

The risks of investing in REITs are similar to investing directly in real estate. Investing in real estate presents its own risks, including declining property values, overbuilding, low occupancy rates from commercial properties, rising operating expenses and interest rates, as well as taxes and other regulatory issues.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

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Annual Report 2006

Clarion Global Real Estate Securities 2

Clarion Global Real Estate Securities

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,250.10	0.85%	$4.82
Hypothetical (b)	1,000.00	1,020.92	0.85	4.33
Service Class
Actual	1,000.00	1,248.80	1.10	6.24
Hypothetical (b)	1,000.00	1,019.66	1.10	5.60

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At December 31, 2006

This chart shows the percentage breakdown by region of the Fund's total investment securities.

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Annual Report 2006

Clarion Global Real Estate Securities 3

Clarion Global Real Estate Securities

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS ( 98.3%)
Australia (11.0%)
Centro Properties Group	1,296,907	$9,302
DB RREEF Trust	2,687,087	$3,759
GPT Group (a)	4,396,897	19,408
Investa Property Group	4,630,900	9,162
Macquarie CountryWide Trust (a)	2,725,553	4,533
Macquarie Goodman Group	2,681,776	16,065
Mirvac Group	917,217	4,041
Stockland	714,300	4,662
Westfield Group (a)	2,208,893	36,545
Austria (0.5%)
Conwert Immobilien Invest AG ‡	218,700	4,728
Bermuda (2.4%)
Hongkong Land Holdings, Ltd.	3,752,800	14,936
Kerry Properties, Ltd.	1,863,100	8,708
Canada (3.0%)
Brookfield Properties Co.	150,400	5,915
Calloway Real Estate Investment Trust–144A	157,900	3,745
Dundee Real Estate Investment Trust (b)	214,900	7,137
RioCan Real Estate Investment Trust	392,300	8,478
Sunrise Senior Living, Inc. (b)	450,200	4,124
Cayman Islands (0.4%)
Shui On Land, Ltd. ‡	4,902,400	4,280
China (0.2%)
Guangzhou R&F Properties Co., Ltd.–Class H	963,600	2,082
Finland (0.6%)
Sponda Oyj (a)	351,212	5,558
France (3.9%)
Klepierre	81,690	15,404
Societe de la Tour Eiffel (a)†	46,900	8,442
Unibail (a)†	58,320	14,235
Germany (1.3%)
Deutsche Wohnen AG	44,415	2,839
Develica Deutschland, Ltd. ‡	2,739,400	3,432
DIC Asset AG	59,400	2,420
IVG Immobilien AG	43,653	1,873
Patrizia Immobilien AG ‡	84,000	2,499
Hong Kong (5.2%)
Agile Property Holdings, Ltd.	1,927,900	1,810
Champion ‡	7,494,701	3,623
Cheung Kong Holdings, Ltd. (a)	959,200	11,809
Hang Lung Development Co.	952,552	2,897
Link (The) (a)	2,454,100	5,049
Sun Hung Kai Properties, Ltd.	2,223,455	25,544

	Shares	Value
Italy (0.3%)
Beni Stabili SpA (a)	1,579,900	$2,519
Japan (11.5%)
Japan Logistics Fund, Inc. (a)	569	5,157
Japan Retail Fund Investment (a)	603	4,909
Kenedix Realty Investment Corp. (a)	360	2,076
Mitsubishi Estate Co., Ltd.	1,500,200	38,778
Mitsui Fudosan Co., Ltd.	1,377,500	33,583
Nippon Building Fund, Inc. (a)	629	8,341
Sumitomo Realty & Development Co., Ltd.	591,900	18,976
Luxembourg (0.4%)
ProLogis European Properties ‡	196,700	3,891
Netherlands (1.9%)
Rodamco Europe NV (a)	106,100	14,103
Vastned Retail NV (a)	46,700	4,742
Norway (0.5%)
Norwegian Property ASA ‡	426,600	4,453
Singapore (1.9%)
Capitaland, Ltd.	2,377,200	9,606
CapitaMall Trust (a)	2,593,200	4,918
City Developments, Ltd.	467,000	3,866
Sweden (0.9%)
Castellum AB	633,600	8,449
United Kingdom (12.9%)
Atlas Estates, Ltd.	302,300	1,837
British Land Co. PLC	788,100	26,437
Capital & Regional PLC	174,481	5,266
Dawnay Day Treveria PLC	2,481,600	4,058
Derwent Valley Holdings PLC (a)	206,093	8,458
Great Portland Estates PLC	754,100	10,235
Hammerson PLC	532,120	16,423
Hirco PLC ‡	175,300	1,475
Land Securities Group PLC	846,360	38,479
Mapeley, Ltd.	25,220	1,960
Northern European Properties, Ltd. ‡	2,704,600	3,566
Slough Estates PLC	465,060	7,150
United States (39.5%)
AMB Property Corp.	142,900	8,375
Archstone–Smith Trust †	325,500	18,947
AvalonBay Communities, Inc.	131,100	17,050
BioMed Realty Trust, Inc.	136,400	3,901
Boston Properties, Inc. †	174,600	19,534
BRE Pro perties – Class A †	162,800	10,585
Camden Property Trust	96,100	7,097
Corporate Office Properties Trust †	143,150	7,225

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

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Clarion Global Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
United States (continued)
Developers Diversified Realty Corp. †	145,800	$9,178
Douglas Emmett, Inc.	181,400	4,823
Equity Office Properties Trust	445,800	21,474
Equity Residential	294,700	14,956
Extra Space Storage, Inc.	173,700	3,172
Federal Realty Investment Trust	144,000	12,240
General Growth Properties, Inc.	171,270	8,945
Health Care Property Investors, Inc. †	174,300	6,418
Highwood Properties, Inc.	176,800	7,206
Home Properties, Inc.	58,500	3,467
Host Hotels & Resorts, Inc.	609,523	14,964
Kilroy Realty Corp.	72,200	5,632
Kimco Realty Corp. †	83,070	3,734
Liberty Property Trust †	140,600	6,909
Macerich Co. (The)	153,500	13,289
Maguire Properties, Inc. †	118,600	4,744
Nationwide Health Properties, Inc. †	158,400	4,787
Omega Healthcare Investors, Inc.	323,700	5,736
Post Properties, Inc. †	81,400	3,720
Prologis	302,800	18,401
Public Storage, Inc.	167,480	16,329
Regency Centers Corp.	134,600	10,522
Simon Property Group, Inc.	271,200	27,470
SL Green Realty Corp. †	105,400	13,995
Strategic Hotels & Resorts, Inc.	132,200	2,881
Sunstone Hotel Investors, Inc. †	139,400	3,726
Taubman Centers, Inc.	88,100	4,481
United Dominion Realty Trust, Inc. †	218,900	6,959
Ventas, Inc. †	212,900	9,010
Vornado Realty Trust †	155,300	18,868
Washington Real Estate Investment Trust	122,500	4,900
Total Common Stocks (cost: $706,579)		958,405
	Contracts u
PURCHASED OPTIONS ( 0.7%)
Put Options (0.7%)
Brascan Residential Properties m	778,400	6,559
Put Strike $.00
Expires 10/22/2007
Total Purchased Options (cost: $5,843)		6,559

	Principal	Value
SECURITY LENDING COLLATERAL ( 7.4%)
Debt (7.0%)
Bank Notes (0.2%)
Bank of America 5.32%, due 02/16/2007	$2,048	$2,048
Commercial Paper (1.6%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	819 410 393	819 410 393
Charta LLC–144A 5.30%, due 01/31/2007	1,106	1,106
CIESCO LLC 5.31%, due 01/04/2007	410	410
Clipper Receivables Corp. 5.30%, due 01/31/2007	1,024	1,024
Compass Securitization–144A 5.30%, due 01/09/2007	1,299	1,299
CRC Funding LLC–144A 5.34%, due 01/23/2007	205	205
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	1,545	1,545
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	410	410
General Electric Capital Corp. 5.30%, due 01/26/2007	579	579
Greyhawk Funding–144A 5.31%, due 01/12/2007	410	410
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	610	610
Liberty Street–144A 5.31%, due 01/17/2007	613	613
Old Line Funding LLC–144A 5.35%, due 01/04/2007	410	410
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	410	410
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	410 1,006 395	410 1,006 395
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	605	605
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	819	819
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	205 410	205 410

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Clarion Global Real Estate Securities 5

Clarion Global Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Yorktown Capital LLC
5.30%, due 01/10/2007	$1,012	$1,012
5.33%, due 01/16/2007	410	410
Euro Dollar Overnight (0.9%)
Abbey National PLC 5.28%, due 01/05/2007	2,048	2,048
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	615	615
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	410	410
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	819 819	819 819
Societe Generale 5.31%, due 01/02/2007	1,229	1,229
Svenska Handlesbanken 5.25%, due 01/02/2007	721	721
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	615 819 819	615 819 819
Euro Dollar Terms (3.2%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	1,229 615 614	1,229 615 614
Barclays 5.31%, due 02/20/2007	2,048	2,048
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	1,024 2,048 1,024	1,024 2,048 1,024
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	2,048	2,048
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	1,925 2,048	1,925 2,048
Dexia Group 5.29%, due 01/16/2007	1,229	1,229
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	1,229 1,229	1,229 1,229
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	2,048 1,229	2,048 1,229
Lloyds TSB Bank 5.30%, due 02/26/2007	410	410

	Principal	Value
Euro Dollar Terms (continued)
Marshall & Ilsley Bank 5.30%, due 03/19/2007	$614	$614
Rabobank Nederland 5.30%, due 03/05/2007	1,229	1,229
Royal Bank of Canada 5.31%, due 02/14/2007	1,229	1,229
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	1,229 614 614	1,229 614 614
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	819 2,048	819 2,048
The Bank of the West 5.29%, due 01/17/2007	1,024	1,024
Repurchase Agreements (1.1%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $602 on 01/02/2007	601	601
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $7,466 on 01/02/2007	7,462	7,462
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $843 on 01/02/2007	842	842
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $1,276 on 01/02/2007	1,276	1,276
	Shares	Value
Investment Companies (0.4%)
Merrimac Cash Fund, Premium Class 1–day yield of 5.11% @	4,074,852	$4,075
Total Security Lending Collateral (cost: $72,560)		72,560
Total Investment Securities (cost: $784,982) #		$1,037,524

The notes to the financial statements are an integral part of this report.

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Clarion Global Real Estate Securities 6

Clarion Global Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Passive Foreign Investment Company.

‡  Non–income producing.

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $70,231.

††  Cash collateral for the Repurchase Agreements, valued at $10,519, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% – 9.12% and 01/16/2007 – 12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

u  Contract amounts are not in thousands.

m  Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

#  Aggregate cost for federal income tax purposes is $830,295. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $207,960 and $731, respectively. Net unrealized appreciation for tax purposes is $207,229.

(b)  Restricted security. At December 31, 2006, the Fund owned the following security (representing 1.2% of Net Assets) which was restricted as to public resale.

Description	Date of Acquisition	Shares	Cost	Value
Dundee Real Estate Investment Trust Sunrise Senior Living, Inc.	5/16/06 – 9/1/2006 8/31/06	214,900 450,200	$6,139 $3,854	$7,137 $4,124
DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $16,235 or 1.7% of the net assets of the Fund.

(Unaudited)	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Diversified	16.7%	$162,528
Office Property	15.0%	145,888
Shopping Center	12.6%	123,160
Regional Mall	10.4%	101,122
Engineering & Management Services	8.6%	83,797
Apartments	8.5%	82,781
Residential Building Construction	6.6%	64,323
Hotels	4.2%	40,978
Industrial Property	3.4%	33,686
Operating/ Development	3.0%	29,399
Real Estate	2.9%	28,062
Health Care	2.7%	25,950
Storage	2.0%	19,501
Investment Companies	0.4%	3,891
Put Options	0.7%	6,559
Warehouse	0.5%	5,157
Health Services	0.4%	4,124
Security & Commodity Brokers	0.4%	4,058
Investment securities, at value	99.0%	964,964
Short-term investments	7.4%	72,560
Total investment securities	106.4%	$1,037,524

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

Clarion Global Real Estate Securities 7

Clarion Global Real Estate Securities

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $784,982) (including securities loaned of $70,231)	$1,037,524
Cash	11,931
Receivables:
Shares sold	198
Interest	52
Dividends	4,142
Dividend reclaims receivable	109
1,053,956
Liabilities:
Investment securities purchased	4,693
Accounts payable and accrued liabilities:
Shares redeemed	541
Management and advisory fees	602
Service fees	11
Administration fees	16
Payable for collateral for securities on loan	72,560
Other	123
78,546
Net Assets	$975,410
Net Assets Consist of:
Capital stock ($.01 par value)	$397
Additional paid-in capital	654,259
Undistributed (accumulated) net investment income (loss)	11,517
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	56,680
Net unrealized appreciation (depreciation) on:
Investment securities	252,542
Translation of assets and liabilities denominated in foreign currencies	15
Net Assets	$975,410
Net Assets by Class:
Initial Class	$922,134
Service Class	53,276
Shares Outstanding:
Initial Class	37,583
Service Class	2,126
Net Asset Value and Offering Price Per Share:
Initial Class	$24.54
Service Class	25.06

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $1,388)	$17,916
Interest	395
Income from loaned securities–net	71
18,382
Expenses:
Management and advisory fees	5,723
Printing and shareholder reports	91
Custody fees	305
Administration fees	151
Legal fees	15
Audit fees	17
Trustees fees	53
Service fees:
Service Class	88
Other	15
Total expenses	6,458
Net Investment Income (Loss)	11,924
Net Realized Gain (Loss) from:
Investment securities	66,994
Foreign currency transactions	(937)
62,057
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	199,173
Translation of assets and liabilities denominated in foreign currencies	(22)
199,151
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	261,208
Net Increase (Decrease) in Net Assets Resulting from Operations	$273,132

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

Clarion Global Real Estate Securities 8

Clarion Global Real Estate Securities

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$11,924	$6,096
Net realized gain (loss) from investment securities and foreign currency transactions	62,057	87,182
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	199,151	(34,502)
	273,132	58,776
Distributions to Shareholders:
From net investment income:
Initial Class	(10,275)	(6,791)
Service Class	(450)	(289)
	(10,725)	(7,080)
From net realized gains:
Initial Class	(83,635)	(32,693)
Service Class	(4,008)	(1,450)
	(87,643)	(34,143)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	122,465	211,719
Service Class	22,899	15,648
	145,364	227,367
Dividends and distributions reinvested:
Initial Class	93,910	39,484
Service Class	4,458	1,739
	98,368	41,223
Cost of shares redeemed:
Initial Class	(59,753)	(65,106)
Service Class	(7,085)	(5,280)
	(66,838)	(70,386)
	176,894	198,204
Net increase (decrease) in net assets	351,658	215,757
Net Assets:
Beginning of year	623,752	407,995
End of year	$975,410	$623,752
Undistributed (accumulated) net investment income (loss)	$11,517	$5,973

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	5,472	11,014
Service Class	1,011	809
	6,483	11,823
Shares issued–reinvested from distributions:
Initial Class	4,526	2,119
Service Class	210	91
	4,736	2,210
Shares redeemed:
Initial Class	(2,718)	(3,516)
Service Class	(316)	(282)
	(3,034)	(3,798)
Net increase (decrease) in shares outstanding:
Initial Class	7,280	9,617
Service Class	905	618
	8,185	10,235

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

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Clarion Global Real Estate Securities

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$19.77	$0.35	$7.45	$7.80	$(0.33)	$(2.70)	$(3.03)	$24.54
	12/31/2005	19.15	0.27	2.20	2.47	(0.32)	(1.53)	(1.85)	19.77
	12/31/2004	15.08	0.43	4.35	4.78	(0.36)	(0.35)	(0.71)	19.15
	12/31/2003	11.41	0.51	3.51	4.02	(0.29)	(0.06)	(0.35)	15.08
	12/31/2002	11.21	0.65	(0.25)	0.40	(0.13)	(0.07)	(0.20)	11.41
Service Class	12/31/2006	20.16	0.32	7.58	7.90	(0.30)	(2.70)	(3.00)	25.06
	12/31/2005	19.53	0.23	2.23	2.46	(0.30)	(1.53)	(1.83)	20.16
	12/31/2004	15.37	0.47	4.36	4.83	(0.32)	(0.35)	(0.67)	19.53
	12/31/2003	12.00	0.33	3.13	3.46	(0.03)	(0.06)	(0.09)	15.37

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	42.27%	$922,134	0.84%	1.59%	44%
	12/31/2005	13.47	599,134	0.86	1.41	103
	12/31/2004	32.86	396,224	0.86	2.62	69
	12/31/2003	35.74	213,159	0.87	3.96	78
	12/31/2002	3.60	124,219	0.98	5.61	123
Service Class	12/31/2006	41.91	53,276	1.09	1.39	44
	12/31/2005	13.18	24,618	1.11	1.21	103
	12/31/2004	32.50	11,771	1.11	2.77	69
	12/31/2003	28.90	1,072	1.13	3.52	78

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Clarion Global Real Estate Securities (the"Fund") share classes commenced as follows:

  Initial Class – May 1, 1998
  Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Clarion Global Real Estate Securities 10

Clarion Global Real Estate Securities

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Clarion Global Real Estate Securities (the "Fund") is part of ATST. The Fund is "non-diversified" under the 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $76 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market

AEGON/Transamerica Series Trust

Annual Report 2006

Clarion Global Real Estate Securities 11

Clarion Global Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $30, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since the Fund invests primarily in real estate securities, the net asset value per share may fluctuate more widely than the value of shares of a fund that invests in a broad range of industries.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. Dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. Dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation – Conservative Portfolio	$30,877	3.17%
Asset Allocation – Growth Portfolio	75,727	7.76%
Asset Allocation – Moderate Growth Portfolio	213,406	21.88%
Asset Allocation – Moderate Portfolio	120,168	12.32%
International Moderate Growth Fund	4,461	0.46%
Total	$444,639	45.59%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.775% of the next $250 million of ANA
0.70% of the next $500 million of ANA
0.65% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the

AEGON/Transamerica Series Trust

Annual Report 2006

Clarion Global Real Estate Securities 12

Clarion Global Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class  0.15%
Service Class  0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $47. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $29. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$429,240
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	331,462
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due

AEGON/Transamerica Series Trust

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Clarion Global Real Estate Securities 13

Clarion Global Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

to differing treatment for items including, but not limited to, wash sales, post October currency loss deferrals, passive foreign investment companies, Foreign Currency transaction and REIT's.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$406
Undistributed (accumulated) net investment income (loss)	4,345
Undistributed (accumulated) net realized gain (loss) from investment securities	(4,751)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$15,812
Long-term Capital Gain	25,411
2006 Distributions paid from:
Ordinary Income	23,273
Long-term Capital Gain	75,095

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$85,752
Undistributed Long-term Capital Gain	$27,808
Post October Currency Loss Deferral	(51)
Net Unrealized Appreciation (Depreciation)	$207,245	*

* Amount includes appreciation (depreciation) on foreign currency denominated Assets and liabilities.

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Clarion Global Real Estate Securities 14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Clarion Global Real Estate Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clarion Global Real Estate Securities (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Clarion Global Real Estate Securities 15

Clarion Global Real Estate Securities

SUPPLEMENT TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $75,095 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Clarion Global Real Estate Securities 16

Clarion Global Real Estate Securities

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Clarion Global Real Estate Securities (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and ING Clarion Real Estate Securities, L.P. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved competitive investment performance over the past year. However, the Board expressed a continuing desire to improve the Portfolio's relative performance, noting that a recent change in investment objectives and strategies helped improve the Portfolio's performance. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio are competitive with industry averages, although the Board asked that the Sub-Adviser be informed of the Board's desire to see improved trading costs. On the basis of the Board's review of the management fees to be charged by

AEGON/Transamerica Series Trust

Annual Report 2006

Clarion Global Real Estate Securities 17

Clarion Global Real Estate Securities (continued)

TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by permitting economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits that the Sub-Adviser may receive. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationships with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Clarion Global Real Estate Securities 18

Federated Growth & Income

MARKET ENVIRONMENT

The environment for equity markets was quite positive. The Standard and Poor's 500 Composite Stock Index, for example, had a total return of 15.78%. Foreign markets generally returned even more to U.S. investors, boosted by currency gains as the U.S. Dollar Index fell 8%.

With equity market valuations and market sentiment historically high, market prices do not reflect the risk of negative outcomes financially, geopolitically, or economically. Record buyouts, strong reported earnings, and extreme confidence in monetary authorities make this a period of considerable complacency toward risks. Aside from market cycle history and high valuation levels, there are numerous trouble spots, including extreme debt and financial leverage in the system, widespread momentum market participation, amazingly complex derivative strategies (even more than in 1987), and energy security vulnerability (along with geopolitical risks). Economic conditions, which were boosted enormously by the housing sector, now face strong headwinds from that source, while the overall debt level is much higher than in the past (and the baby boomers are that much closer to retirement). Given this backdrop, the portfolio continues to reflect an emphasis on risk aversion and capital preservation while striving to be alert to pockets of opportunity.

PERFORMANCE

For the year ended December 31, 2006, Federated Growth & Income, Initial Class returned 2.76%. By comparison its primary and secondary benchmarks, the Russell 3000 Value Index and the Merrill Lynch 3-Month Treasury Bill Index, returned 22.34% and 4.83%, respectively.

STRATEGY REVIEW

Our ongoing theme has been to emphasize capital preservation at a time of historically high equity valuations around the world, especially in the U.S. Furthermore, it seems that the extraordinary financial leverage in the U.S. and the influence of hedge funds have increased substantially the risk of a "financial accident." With valuations high and the U.S. equity market bubble incomplete in our view, we have generally avoided U.S. equities, and in fact, used put options to hedge against a decline in U.S. stock prices. Though we have found selective stock opportunities, current yields on cash reserves and short-term U.S. Treasury notes have seemed a superior alternative to stocks given the ebullient, overvalued, leveraged market environment.

The decline in the U.S. Dollar had a modest positive impact on the portfolio, which has had significant international holdings over the past several years. Though the Dollar recently seemed too unpopular and due for a rebound, the ongoing external financing requirements remain a financial burden for the U.S. currency.

Related to the negative view on the U.S. Dollar (and paper assets in general), the portfolio's gold holdings increased substantially in the second half and at year end accounted for more than 16% of assets. Constrained supply and rising demand may result in a significant rise in the price of gold in coming years. Rising demand could come from China, India, and the Middle East in particular. Rising wealth, large energy-related surpluses, and the stated objective of many foreign governments to diversify foreign reserves away from U.S. Dollar assets, we believe, will markedly increase gold demand. Goldcorp Inc., Newcrest Mining Limited, and AngloGold Ashanti Limited were the biggest contributors to performance in the gold sector. Daiichi-Sankyo Company Limited, a Japanese pharmaceutical, Alliance Boots plc, a United Kingdom pharmaceutical, Swisscom AG and Belgacom SA, European telecom companies, were the other top performers. Losses on put options on the U.S. stock market were the biggest detractor from performance. The worst individual stock performers were Newmont Mining Corporation, Takefuji Corporation, a Japanese consumer finance company, Serono, SA, a European pharmaceutical company, and Lawson, Inc., a Japanese convenience store operator.

Steven J. Lehman, CFA

Portfolio Manager
Federated Equity Management Company of Pennsylvania

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 1

Federated Growth & Income

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	2.76%	8.57%	10.71%	10.71%	3/1/94
Russell 3000 Value[1]	22.34%	11.22%	11.12%	12.75%	3/1/94
3-Month T-Bill[1]	4.83%	2.42%	3.80%	4.13%	3/1/94
Service Class	2.47%	–	–	9.86%	5/1/03

NOTES

1  The Russell 3000 Value (Russell 3000 Value) Index and Merrill Lynch 3-Month Treasury Bill (3-Month T-Bill) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 2

Federated Growth & Income

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$976.70	0.81%	$4.04
Hypothetical (b)	1,000.00	1,021.12	0.81	4.13
Service Class
Actual	1,000.00	975.00	1.06	5.28
Hypothetical (b)	1,000.00	1,019.86	1.06	5.40

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2006

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 3

Federated Growth & Income

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal		Value
U.S. GOVERNMENT OBLIGATIONS (32.8%)
U.S. Treasury Note
4.00%, due 08/31/2007 †		$15,000	$14,898
4.25%, due 10/31/2007 †		20,000	19,870
3.00%, due 11/15/2007		15,000	14,743
4.38%, due 12/31/2007		20,000	19,877
5.13%, due 06/30/2008		35,000	35,110
4.88%, due 05/15/2009		32,000	32,070
4.00%, due 03/15/2010 †		15,000	14,685
4.88%, due 04/30/2011 †		14,900	14,997
4.25%, due 11/15/2014 †		15,000	14,551
Total U.S. Government Obligations (cost: $180,953)			180,801
FOREIGN GOVERNMENT OBLIGATIONS (1.6%)
Republic of South Africa 10.00%, due 02/28/2008	ZAR	61,950	8,895
Total Foreign Government Obligations (cost: $8,705)			8,895
	Shares		Value
COMMON STOCKS (31.8%)
Commercial Banks (1.0%)
Shinsei Bank, Ltd.		980,000	$5,757
Electric Services (1.0%)
British Energy Group PLC ‡		500,000	5,314
Metal Mining (16.6%)
AngloGold Ashanti, Ltd., ADR †		433,000	20,390
Barrick Gold Corp. †		463,282	14,223
Gold Fields, Ltd., Sponsored ADR		1,155,000	21,806
Goldcorp, Inc. †		500,000	14,220
Newcrest Mining, Ltd.		185,000	3,842
Newmont Mining Corp.		378,000	17,067
Oil & Gas Extraction (9.0%)
Canetic Resources Trust †		220,000	3,056
Cimarex Energy Co.		135,000	4,927
EnCana Corp.		134,600	6,185
Patterson-UTI Energy, Inc.		260,000	6,040
Pengrowth Energy Trust		210,000	3,598
Penn West Energy Trust †		120,000	3,667
Pioneer Natural Resources Company		140,000	5,557
Pogo Producing Co. †		271,000	13,127
Sasol, Ltd., Sponsored ADR		90,000	3,321
Pharmaceuticals (2.2%)
Sanofi-Aventis		133,000	12,268

	Shares	Value
Telecommunications (2.0%)
NTT DoCoMo, Inc.	4,100	$6,469
Swisscom AG	12,000	4,534
Total Common Stocks (cost: $163,126)		175,368
	Principal	Value
SHORT-TERM OBLIGATIONS (32.0%)
Repurchase Agreements (32.0%)
Investors Bank & Trust Co. 3.50%, dated 12/29/2006 to be repurchased at 176,461 on 01/02/2007 nl	$176,393	$176,393
Total Short-Term Obligations (cost: $176,393)		176,393
	Contracts u	Value
PURCHASED OPTIONS (1.4%)
Put Options (1.4%)
S&P 500 Index	1,800	$5,085
Put Strike $1,425.00
Expires 03/17/2007
S&P 500 Index Put Strike $1,400.00 Expires 03/17/2007	350	710
SPX Corp. Put Strike $1,460.00 Expires 03/17/2007	400	1,806
Total Purchased Options (cost: $13,248)		7,601
	Principal	Value
SECURITY LENDING COLLATERAL (16.9%)
Debt (15.9%)
Bank Notes (0.5%)
Bank of America 5.32%, due 02/16/2007	$2,624	$2,624
Commercial Paper (3.7%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	1,050 525 503	1,050 525 503
Charta LLC–144A 5.30%, due 01/31/2007	1,417	1,417
CIESCO LLC 5.31%, due 01/04/2007	525	525
Clipper Receivables Corp. 5.30%, due 01/31/2007	1,312	1,312
Compass Securitization–144A 5.30%, due 01/09/2007	1,664	1,664
CRC Funding LLC–144A 5.34%, due 01/23/2007	262	262

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 4

Federated Growth & Income

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	$1,979	$1,979
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	525	525
General Electric Capital Corp. 5.30%, due 01/26/2007	741	741
Greyhawk Funding-144A 5.31%, due 01/12/2007	525	525
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	782	782
Liberty Street–144A 5.31%, due 01/17/2007	786	786
Old Line Funding LLC–144A 5.35%, due 01/04/2007	525	525
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	525	525
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	525 1,290 506	525 1,290 506
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	775	775
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	1,050	1,050
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	262 525	262 525
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	1,296 525	1,296 525
Euro Dollar Overnight (2.1%)
Abbey National PLC 5.28%, due 01/05/2007	2,624	2,624
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	787	787
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	525	525
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	1,050 1,050	1,050 1,050
Societe Generale 5.31%, due 01/02/2007	1,575	1,575
Svenska Handlesbanken 5.25%, due 01/02/2007	924	924
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	787 1,050 1,050	787 1,050 1,050

	Principal	Value
Euro Dollar Terms (7.3%)
Bank of Nova Scotia
5.29%, due 01/30/2007	$1,575	$1,575
5.29%, due 02/06/2007	787	787
5.30%, due 02/27/2007	787	787
Barclays 5.31%, due 02/20/2007	2,624	2,624
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	1,312 2,624 1,312	1,312 2,624 1,312
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	2,624	2,624
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	2,467 2,624	2,467 2,624
Dexia Group 5.29%, due 01/16/2007	1,575	1,575
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	1,575 1,575	1,575 1,575
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	2,624 1,575	2,624 1,575
Lloyds TSB Bank 5.30%, due 02/26/2007	525	525
Marshall & Ilsley Bank 5.30%, due 03/19/2007	787	787
Rabobank Nederland 5.30%, due 03/05/2007	1,575	1,575
Royal Bank of Canada 5.31%, due 02/14/2007	1,575	1,575
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	1,575 787 787	1,575 787 787
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	1,050 2,624	1,050 2,624
The Bank of the West 5.29%, due 01/17/2007	1,312	1,312
Repurchase Agreements (2.3%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $771 on 01/02/2007	770	770
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $9,566 on 01/02/2007	9,561	9,561

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 5

Federated Growth & Income

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements †† (continued)
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $1,080 on 01/02/2007	$1,079	$1,079
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $1,635 on 01/02/2007	1,634	1,634

	Shares	Value
Investment Companies (1.0%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	5,220,941	$5,221
Total Security Lending Collateral (cost: $92,968)		92,968
Total Investment Securities (cost: $635,393) #		$642,026

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $90,481.

‡  Non-income producing.

n  At December 31, 2006, repurchase agreements excluding collateral for securities on loan are collateralized by U.S. Government Agency Obligations with interest rates and maturity dates ranging from 4.19%–8.63% and 01/25/2022–08/15/2036, respectively, and with a market value plus accrued interest of $185,212.

††  Cash collateral for the Repurchase Agreements, valued at $13,477, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

u  Contract amounts are not in thousands.

l  Investors Bank and Trust Co., a wholly-owned subsidiary of Investors Financial Services Corp., serves as the accounting, custody and lending agent for the Fund and provides various administrative services on behalf of the Funds.

#  Aggregate cost for federal income tax purposes is $635,353. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $13,517 and $6,844, respectively. Net unrealized appreciation for tax purposes is $6,673.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $16,001 or 2.9% of the net assets of the Fund.

ADR  American Depositary Receipt

ZAR  South African Rand

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 6

Federated Growth & Income

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $635,393) (including securities loaned of $90,481)	$452,589
Repurchase agreements	189,437
Cash	50
Receivables:
Shares sold	55
Interest	2,696
Dividends	144
Dividend reclaims receivable	62
645,033
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	327
Management and advisory fees	352
Service fees	7
Administration fees	9
Payable for collateral for securities on loan	92,968
Other	98
93,761
Net Assets	$551,272
Net Assets Consist of:
Capital stock ($.01 par value)	$357
Additional paid-in capital	520,553
Undistributed (accumulated) net investment income (loss)	17,077
Undistributed (accumulated) net realized gain (loss) from investment securities, written options and foreign currency transactions	6,645
Net unrealized appreciation (depreciation) on:
Investment securities	6,633
Translation of assets and liabilities denominated in foreign currencies	7
Net Assets	$551,272
Net Assets by Class:
Initial Class	$518,866
Service Class	32,406
Shares Outstanding:
Initial Class	33,685
Service Class	2,034
Net Asset Value and Offering Price Per Share:
Initial Class	$15.40
Service Class	15.94

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Interest	$15,965
Dividends (net of withholding taxes on foreign dividends of $259)	5,475
Income from loaned securities–net	171
21,611
Expenses:
Management and advisory fees	4,282
Printing and shareholder reports	104
Custody fees	104
Administration fees	115
Legal fees	11
Audit fees	17
Trustees fees	43
Service fees:
Service Class	83
Other	12
Total expenses	4,771
Net Investment Income (Loss)	16,840
Net Realized Gain (Loss) from:
Investment securities	9,116
Written option contracts	(10)
Foreign currency transactions	(1,462)
7,644
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(9,913)
Translation of assets and liabilities denominated in foreign currencies	63
(9,850)
Net Realized and Unrealized Gain (Loss) on Investment Securities, Written Options and Foreign Currency Transactions	(2,206)
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,634

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 7

Federated Growth & Income

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$16,840	$9,466
Net realized gain (loss) from investment securities, written options and foreign currency transactions	7,644	44,374
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	(9,850)	(26,052)
	14,634	27,788
Distributions to Shareholders:
From net investment income:
Initial Class	(9,100)	(11,867)
Service Class	(489)	(599)
	(9,589)	(12,466)
From net realized gains:
Initial Class	(42,475)	(43,671)
Service Class	(2,581)	(2,285)
	(45,056)	(45,956)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	61,323	188,259
Service Class	8,192	19,741
	69,515	208,000
Dividends and distributions reinvested:
Initial Class	51,575	55,538
Service Class	3,070	2,884
	54,645	58,422
Cost of shares redeemed:
Initial Class	(134,117)	(119,745)
Service Class	(9,396)	(4,939)
	(143,513)	(124,684)
	(19,353)	141,738
Net increase (decrease) in net assets	(59,364)	111,104
Net Assets:
Beginning of year	610,636	499,532
End of year	$551,272	$610,636
Undistributed (accumulated) net investment income (loss)	$17,077	$9,569

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	3,664	11,159
Service Class	479	1,111
	4,143	12,270
Shares issued–reinvested from distributions:
Initial Class	3,281	3,445
Service Class	189	173
	3,470	3,618
Shares redeemed:
Initial Class	(8,227)	(7,082)
Service Class	(561)	(279)
	(8,788)	(7,361)
Net increase (decrease) in shares outstanding:
Initial Class	(1,282)	7,522
Service Class	107	1,005
	(1,175)	8,527

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 8

Federated Growth & Income

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations				Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)		Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class 12/31/2006	$16.52	$0.48	$	–	(f)	$0.48	$(0.28)	$(1.32)	$(1.60)	$15.40
	12/31/2005	17.59	0.30	0.52		0.82	(0.40)	(1.49)	(1.89)	16.52
	12/31/2004	17.09	0.30	1.20		1.50	(0.48)	(0.52)	(1.00)	17.59
	12/31/2003	14.35	0.48	3.24		3.72	(0.49)	(0.49)	(0.98)	17.09
	12/31/2002	15.28	0.62	(0.48)		0.14	(0.35)	(0.72)	(1.07)	14.35
Service Class	12/31/2006	17.05	0.45	0.01		0.46	(0.25)	(1.32)	(1.57)	15.94
	12/31/2005	18.12	0.27	0.54		0.81	(0.39)	(1.49)	(1.88)	17.05
	12/31/2004	17.57	0.24	1.27		1.51	(0.44)	(0.52)	(0.96)	18.12
	12/31/2003	15.04	0.17	2.88		3.05	(0.03)	(0.49)	(0.52)	17.57

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	2.76%	$518,866	0.81%	2.94%	91%
	12/31/2005	4.96	577,785	0.83	1.76	55
	12/31/2004	9.21	482,823	0.82	1.74	93
	12/31/2003	26.84	453,361	0.81	3.14	128
	12/31/2002	0.96	389,120	0.81	4.11	146
Service Class	12/31/2006	2.47	32,406	1.06	2.67	91
	12/31/2005	4.72	32,851	1.08	1.54	55
	12/31/2004	8.97	16,709	1.07	1.37	93
	12/31/2003	20.79	2,807	1.08	1.55	128

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Federated Growth & Income (the "Fund") share classes commenced operations as follows:

Initial Class – March 1, 1994
    Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

(f)  Rounds to less than $0.01.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 9

Federated Growth & Income

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Federated Growth & Income (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $69 are included in net realized gains in the Statement of Operations.

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 10

Federated Growth & Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $73, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. Dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. Dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market; and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

The underlying face amounts of open contracts at December 31, 2006 are listed in the Schedule of Investments.

Transactions in written call and put options were as follows:

	Premium	Contracts*
Balance at December 31, 2005	$–	–
Sales	6,031	3,808
Closing Buys	(6,031)	(3,808)
Expirations	–	–
Exercised	–	–
Balance at December 31, 2006	$–	–

*  Contracts not in thousands

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation – Conservative Portfolio	$74,520	13.52%
Asset Allocation – Moderate Portfolio	73,040	13.25%
International Moderate Growth Fund	7,510	1.36%
Total	$155,070	28.13%

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 11

Federated Growth & Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $500 million of ANA

0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $27. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $24. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$262,997
U.S. Government	101,508
Proceeds from maturities and sales of securities:
Long-Term	292,792
U.S. Government	177,891

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 12

Federated Growth & Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, foreign currency transactions, post October loss deferrals, options and REIT's.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$257
Undistributed (accumulated) net realized gain (loss) from investment securities	(257)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$25,083
Long-term Capital Gain	33,339
2006 Distributions paid from:
Ordinary Income	$15,697
Long-term Capital Gain	38,948

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$17,109
Undistributed Long-term Capital Gain	$2,212
Post October Capital Loss Deferral	$(1,213)
Post October Currency Loss Deferral	$(73)
Net Unrealized Appreciation (Depreciation)	$12,327 *

*  Amount includes unrealized appreciation (depreciation) on options and foreign currency denominated assets and liabilities.

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Federated Growth & Income

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Federated Growth & Income (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 14

Federated Growth & Income

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Designation of $38,948 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 15

Federated Growth & Income

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Federated Growth & Income (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Federated Equity Management Company of Pennsylvania (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser had achieved superior investment performance, noting the superior performance of the Portfolio relative to its peers over the past one-, two-, three-, five- and ten-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are high as compared to industry averages. The Board asked TFAI to work with the Sub-Adviser to improve fees and expenses. However, the Board noted the Portfolio's superior performance, which justifies, in part, the level of fees and expenses. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 16

Federated Growth & Income (continued)

from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of an asset-based breakpoint in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including soft-dollar benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Federated Growth & Income 17

International Moderate Growth Fund

MARKET ENVIRONMENT

Despite an initial downdraft in May and June, foreign markets delivered good returns for the overall period from May 1, 2006, the date International Moderate Growth Fund was launched, through December 31, 2006. The Morgan Stanley Capital International World ex-US Index ("MSCI World ex US") gained 10.04% during the period. Nervousness about the global impact of a slowing U.S. economy and surging oil prices helped spark a selloff in foreign markets in May and early June, followed by general volatility in July. As investors avoided riskier assets during that stretch, emerging markets, small-cap, and growth-oriented stocks underperformed significantly. In August, the Federal Reserve Board ("Fed") paused its rate-tightening campaign and oil prices eased, prompting a market rebound that continued through the end of 2006. Emerging markets, small caps, and growth stocks all made up ground. Overall, foreign stocks benefited from European merger activity, economic improvement in Japan, a decline of the dollar against several major currencies, and the strong, albeit volatile, performance of emerging markets.

Bonds struggled against rising short-term interest rates in May and June, but the bond market enjoyed a surge in the second half of 2006 after the Fed stopped raising rates, helping the Lehman Brothers Aggregate Bond Index ("LBAB") to post a 5.20% return for the May 2006 through December 2006 period.

PERFORMANCE

For the period from inception May 1, 2006 through December 31, 2006, International Moderate Growth Fund, Initial Class returned 4.30%. By comparison, its primary and secondary benchmarks, the MSCI World ex US and LBAB returned 10.04% and 5.20%, respectively.

STRATEGY REVIEW

This recently launched fund-of-funds is structured to provide broad coverage of international equity markets moderated by exposure to fixed income securities. Its underlying equity fund holdings cover a range of international equity investing styles, including large value, large growth, all cap, small cap, emerging markets, and global real estate. The portfolio typically devotes between 60% and 70% of assets to international developed markets equity, and another 5% combined to emerging markets equity and debt. The remaining 25% to 35% of assets is devoted to U.S. bonds.

During the May thru December period, the portfolio's smaller-cap position, which amounted to about one third of its overall equity holdings, hindered its performance as international small caps underperformed larger caps. The portfolio's dedicated small-cap underlying fund, TA IDEX Evergreen International Small Cap, outperformed the MSCI EAFE Small-Cap Index, and the all-cap TA IDEX Neuberger Berman International posted a gained. The portfolio's large-cap holdings – TA IDEX AllianceBernstein International Value and TA IDEX Marsico International Growth – posted bigger gains. Clarion Global Real Estate was the biggest positive, as it rode the global real estate rally during the period.

All three of the portfolio's underlying bond funds trailed the LBAB during the period. The best place to be was in the intermediate portion of the yield curve; PIMCO Total Return came closest to matching the bond index, but both TA IDEX Transamerica Short-Term Bond and the longer-duration TA IDEX PIMCO Real Return TIPS lagged.

Investment Team
Morningstar Associates, LLC

AEGON/Transamerica Series Trust

Annual Report 2006

International Moderate Growth Fund 1

International Moderate Growth Fund

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Total Return for Period Ended 12/31/06

	From Inception	Inception Date
Initial Class	4.30%	5/1/06
MSCI – World ex USA[1]	10.04%	5/1/06
LBAB[1]	5.20%	5/1/06
Service Class	4.10%	5/1/06

NOTES

1  The Morgan Stanley Capital International – World ex USA (MSCI – World ex USA) Index and the Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

International Moderate Growth Fund 2

International Moderate Growth Fund

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions. The expenses shown in the table do not reflect any expenses from the Funds investment in other affiliated investment companies. The average weighted annualized expense ratio of the underlying investment companies at December 31, 2006, was 0.94%.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,095.60	0.25%	$1.32
Hypothetical (b)	1,000.00	1,023.95	0.25	1.28
Service Class
Actual	1,000.00	1,095.60	0.50	2.64
Hypothetical (b)	1,000.00	1,022.68	0.50	2.55

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2006

This chart shows the percentage breakdown by asset type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

AEGON/Transamerica Series Trust

Annual Report 2006

International Moderate Growth Fund 3

International Moderate Growth Fund

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.1%)
Fixed-Income (19.4%)
PIMCO Total Return, Initial Class Ø	647,906	$7,114
TA IDEX PIMCO Real Return TIPS, Class I @	163,396	1,614
TA IDEX Transamerica Short-Term Bond, Class I @	131,522	1,292
Growth Equity (14.6%)
Federated Growth & Income, Initial Class Ø	487,629	7,510
Specialty- Real Estate (8.7%)
Clarion Global Real Estate Securities, Initial Class Ø	181,792	4,461

	Shares	Value
World Equity (57.4%)
TA IDEX AllianceBernstein International Value, Class I @	536,725	$6,870
TA IDEX Evergreen International Small Cap, Class I @	460,304	7,010
TA IDEX Marsico International Growth, Class I @	640,229	8,137
TA IDEX Neuberger Berman International, Class I @	577,294	6,922
TA IDEX Oppenheimer Developing Markets, Class I @	55,285	675
Total Investment Companies (cost: $51,342) #		$51,605

NOTES TO SCHEDULE OF INVESTMENTS:

Ø  The Fund invests its assets in the Initial Class shares of the affiliated AEGON/Transamerica Series Trust.

@  The Fund invests its assets in Class I shares of the affiliated Transamerica IDEX Mutual Funds.

#  Aggregate cost for federal income tax purposes is $51,350. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,339 and $1,084, respectively. Net unrealized appreciation for tax purposes is $255.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

International Moderate Growth Fund 4

International Moderate Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $51,342)	$51,605
Receivables:
Shares sold	132
51,737
Liabilities:
Investment securities purchased	126
Accounts payable and accrued liabilities:
Shares redeemed	6
Management and advisory fees	12
Service fees	8
Administration fees	1
Other	15
168
Net Assets	$51,569
Net Assets Consist of:
Capital stock ($.01 par value)	$50
Additional paid-in capital	48,300
Undistributed (accumulated) net investment income (loss)	1,848
Undistributed (accumulated) net realized gain (loss) from investment in affiliated investment companies	1,108
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	263
Net Assets	$51,569
Net Assets by Class:
Initial Class	$7,516
Service Class	44,053
Shares Outstanding:
Initial Class	721
Service Class	4,232
Net Asset Value and Offering Price Per Share:
Initial Class	$10.43
Service Class	10.41

STATEMENT OF OPERATIONS
For the period ended December 31, 2006 (a)
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$1,911
Expenses:
Management and advisory fees	15
Printing and shareholder reports	3
Custody fees	19
Administration fees	2
Audit fees	17
Trustees fees	1
Service fees:
Service Class	30
Total expenses	87
Less:
Management and advisory fee waiver	(21)
Net expenses	66
Net Investment Income (Loss)	1,845
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized gain (loss) from investment in affiliated investment companies	(8)
Realized gain distributions from investment in affiliated investment companies	1,116
1,108
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	263
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies	1,371
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,216

(a)  Commenced operations on May 1, 2006.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

International Moderate Growth Fund 5

International Moderate Growth Fund

STATEMENT OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

December 31, 2006 (a)
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$1,845
Net realized gain (loss) from investment in affiliated investment companies	1,108
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	263
3,216
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	8,782
Service Class	42,323
51,105
Cost of shares redeemed:
Initial Class	(1,734)
Service Class	(1,018)
(2,752)
48,353
Net increase (decrease) in net assets	51,569
Net Assets:
Beginning of period	–
End of period	$51,569
Undistributed (accumulated) net investment income (loss)	$1,848

December 31, 2006 (a)
Share Activity:
Shares issued:
Initial Class	901
Service Class	4,338
5,239
Shares redeemed:
Initial Class	(180)
Service Class	(106)
(286)
Net increase (decrease) in shares outstanding:
Initial Class	721
Service Class	4,232
4,953

(a)  Commenced operations on May 1, 2006.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

International Moderate Growth Fund 6

International Moderate Growth Fund

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$10.00	$0.85	$(0.42)	$0.43	$–	$–	$–	$10.43
Service Class	12/31/2006	10.00	0.84	(0.43)	0.41	–	–	–	10.41

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)(i)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)(h)	Rate (g)
Initial Class	12/31/2006	4.30%	$7,516	0.25%	0.39%	12.92%	1%
Service Class	12/31/2006	4.10	44,053	0.50	0.64	12.63	1

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  International Moderate Growth Fund (the "Fund") commenced operations on May 1, 2006.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

(h)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i)  Does not include expenses of the investment companies in which the Fund invests.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

International Moderate Growth Fund 7

International Moderate Growth Fund

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. International Moderate Growth Fund (the "Fund"), part of ATST, began operations on May 1, 2006.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

TFAI has entered into an agreement with Morningstar Associates, LLC ("Morningstar") to provide investment services to the Fund. TFAI compensates Morningstar as described in the Prospectus.

Transamerica Investment Management, LLC is an affiliate of the Fund and is a sub-adviser to other funds within ATST. Prior to August 1, 2006, TFAI retained Great Companies to serve as investment sub-adviser to certain funds within Aegon/Transamerica Series Trust. Great Companies recently entered into a transaction that resulted in affiliates of TFAI and TIM acquiring all of the interests of Great Companies and the cessation of Great Companies' operation as a business.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.25% Expense Limit

AEGON/Transamerica Series Trust

Annual Report 2006

International Moderate Growth Fund 8

International Moderate Growth Fund

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Period 2006	$21	12/31/2009

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to less than $2. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was less than $1. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$51,437
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	87
U.S. Government	–

AEGON/Transamerica Series Trust

Annual Report 2006

International Moderate Growth Fund 9

International Moderate Growth Fund

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(3)
Undistributed (accumulated) net investment income (loss)	3

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$1,848
Undistributed Long-term Capital Gain	$1,116
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$255

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

International Moderate Growth Fund 10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
International Moderate Growth:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Moderate Growth (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, and the result of its operations, the change in its net assets and the financial highlights for the period May 1, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2006 by correspondence with the transfer agent, provides a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

International Moderate Growth Fund 11

International Moderate Growth Fund

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between International Moderate Growth Fund (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Asset Allocation Management Agreement of the Portfolio between TFAI and Morningstar Associates, LLC (the "Portfolio Construction Manager"), to determine whether the agreements should be renewed for a one-year period Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Asset Allocation Management Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Portfolio Construction Manager such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Portfolio Construction Manager (such as in-person presentations by the Portfolio Construction Manager) as part of their regular oversight of the Portfolio and other series for which the Portfolio Construction Manager renders services, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and the Asset Allocation Management Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Portfolio Construction Manager to the Portfolio and other series for which the Portfolio Construction Manager renders services in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Portfolio Construction Manager are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Portfolio Construction Manager's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Portfolio Construction Manager, TFAI's management oversight process, and the professional qualifications and experience of the Portfolio Construction Manager's portfolio management team. The Trustees also concluded that TFAI and the Portfolio Construction Manager proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Portfolio Construction Manager's obligations will remain substantially the same. They also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional way.

The investment performance of the Portfolio. The Board examined the performance of the Portfolio since it commenced operations, including relative performance against a peer group of comparable mutual funds as prepared by Lipper. The Board noted that the Portfolio was launched during a volatile period in the international market, and that the Portfolio has not had enough time to establish a meaningful performance record which would allow for a comprehensive review. The Board noted that most other portfolios managed by the Portfolio Construction Manager have performed well and generated considerable investor interest. As a result, the Board resolved to closely monitor the Portfolio's performance going forward. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Portfolio Construction Manager, the Trustees concluded that TFAI and the Portfolio Construction Manager are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Portfolio Construction Manager's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Board noted that the Portfolio Construction Manager receives the entirety of the management fee payable by the Portfolio because TFAI is compensated through the management fees payable by the underlying portfolios in which the Portfolio invests. The Trustees reviewed data

AEGON/Transamerica Series Trust

Annual Report 2006

International Moderate Growth Fund 12

International Moderate Growth Fund (continued)

from Lipper that compared the Portfolio's management fees, other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and the portfolio turnover rates against a peer group of comparable funds. The Trustees favorably noted that the overall expense ratio of the Portfolio is generally consistent with peer funds, and the Portfolio's contractual management fees are competitive with those of its peers. In addition, on the basis of the Board's review of the management fees charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Portfolio Construction Manager, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Portfolio Construction Manager's profitability, currently are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Portfolio Construction Manager.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board noted that the management fee of the Portfolio does not contain asset-based breakpoints, despite ongoing efforts to negotiate such breakpoints. The Board reviewed at length the information provided in response to a request that Management evaluate the Portfolio's pricing and fees, and the Board noted that the information included comparisons with the pricing structures of comparable accounts. The Board also noted that the Portfolio's investments in underlying portfolios could permit economies of scale, the realization of breakpoints (or lower breakpoints), at the underlying portfolio level which, indirectly, would benefit the Portfolio and its shareholders, as well as the underlying portfolios. The Board carefully reviewed the performance record and the fees and expenses of the Portfolio and the comparative information provided by Lipper. The Board noted that the Portfolio has management fees in line with, or lower than, its peers. The Board concluded that the Portfolio's management fee appropriately reflects the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable by the underlying portfolios to TFAI and fees payable to the Portfolio Construction Manager, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Portfolio Construction Manager from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI (including any benefits derived from investment advisory fees payable to TFAI with respect to the underlying portfolios in which the Portfolio invests) or the Portfolio Construction Manager from its relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. The Board noted that neither TFAI nor the Portfolio Construction Manager realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations. As a general matter, the Board also noted the popularity of the Portfolio with shareholders and the consequential ancillary benefits to the various underlying portfolios.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Portfolio Construction Manager. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders. The Board noted the historical popularity with investors of the other series of ATST managed by the Portfolio Construction Manager and consequential ancillary benefits to underlying series.

AEGON/Transamerica Series Trust

Annual Report 2006

International Moderate Growth Fund 13

Jennison Growth

MARKET ENVIRONMENT

US consumers remained in the spotlight in 2006 given the disproportionate roles their spending and behavior exerts on the US and global economies. The year saw the beginning of a significant downturn in US housing as activity levels and prices fell for the first time this decade. Like the housing price increases of the previous five years, these declines were national in scope. Contraction in the housing market weighed on consumer sentiment during the year, but the generally positive mood was supported by a strong employment market and the first signs in recent years of real wage gains. Low interest rates sustained the favorable borrowing environment and encouraged consumers to continue to spend, albeit less than they had in past years as lower domestic automotive sales clearly attested. The remarkable strength of corporate profits persisted, as 2006 marked the fifth consecutive year of double-digit gains. The by-products of this robust profits growth continued to include prodigious free cash flow generation, balance sheet strength, stepped up share buybacks, dividend increases, and merger and acquisition activity. Just when it appeared that the post-2000-bubble corporate scandal era was fading, stock options and re-pricing/backdating issues touched ever greater numbers of companies and managements as the year progressed. While differing shades of gray surrounded the legalities of these events, public perceptions about insider enrichment at shareholder expense were unremittingly negative. The net result of the options issues remains unclear at this stage, but the market's resilience in the face of almost daily allegations suggested that most of these scandals might prove less than fatal. Inflation measures moderated as the year progressed and proved sufficiently benign to keep the Federal Reserve Board ("Fed") from hiking the federal funds rate, which remained at 5.25% from midyear to year-end.

PERFORMANCE

For the year ended December 31, 2006, Jennison Growth, Initial Class returned 1.96%. By comparison its benchmark, the Russell 1000 Growth Index ("Russell 1000 Growth"), returned 9.07%.

STRATEGY REVIEW

For our universe of large-capitalization growth stocks, 2006 was an ungratifying year despite the portfolio's positive performance. Much of our underperformance against the Russell 1000 Growth benchmark reflected valuation compression, as generally strong profits growth met with tepid share price gains, leaving many companies' price/earnings ratios in December lower than they were in January. Some of this can be ascribed to concerns about rising interest rates and their impact on long-duration assets such as growth stocks, as was the case during the first seven months of the year. Only after the Fed's mid-July pause in interest rate hikes did many of our holdings began to recover.

Energy, financials, and materials holdings provided the greatest absolute returns, while consumer staples, information technology, and health care positions declined. While we made mistakes in judgment with a few holdings, most companies in the portfolio lived up to or surpassed our expectations. Technology presented a particular challenge, as a number of our holdings in the sector suffered from the impact of weaker-than-expected personal computer ("PC") growth. The financials sector, on the other hand, proved to be a mother lode of sorts, as our non-bank holdings posted record-setting results on surging profits growth.

The five greatest contributors to portfolio return were Cisco Systems, Inc., The Walt Disney Company, Schlumberger Limited, The Goldman Sachs Group, Inc., and Coach, Inc. The five greatest detractors were Yahoo! Inc., eBay Inc., Whole Foods Market, Inc., Marvell Technology Group, Inc., and Broadcom Corporation.

Michael A. Del Balso

Spiros Segalas

Kathleen A. McCarragher

Co-Portfolio Managers
Jennison Associates LLC

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 1

Jennison Growth

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	1.96%	2.46%	0.46%	0.51%	11/18/96
Russell 1000 Growth[1]	9.07%	2.69%	5.45%	5.36%	11/18/96
Service Class	1.60%	–	–	12.16%	5/1/03

NOTES

1  The Russell 1000 Growth (Russell 1000 Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that firm.

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 2

Jennison Growth

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,092.50	0.88%	$4.64
Hypothetical (b)	1,000.00	1,020.77	0.88	4.48
Service Class
Actual	1,000.00	1,088.90	1.13	5.95
Hypothetical (b)	1,000.00	1,019.51	1.13	5.75

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 3

Jennison Growth

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.3%)
Aerospace (3.3%)
Boeing Co. (The)	34,700	$3,083
United Technologies Corp.	28,400	1,776
Amusement & Recreation Services (3.1%)
Disney (Walt) Co. (The)	133,900	4,589
Apparel & Accessory Stores (0.6%)
Kohl's Corp. ‡	13,000	890
Beverages (2.7%)
PepsiCo, Inc.	63,800	3,991
Chemicals & Allied Products (2.7%)
Monsanto Co.	22,800	1,198
Procter & Gamble Co.	41,527	2,669
Communications Equipment (5.5%)
Corning, Inc. ‡	46,200	864
Motorola, Inc.	50,700	1,042
QUALCOMM, Inc.	93,100	3,518
Research In Motion, Ltd. ‡	20,400	2,607
Computer & Data Processing Services (14.4%)
Adobe Systems, Inc. ‡	109,300	4,494
Electronic Arts, Inc. ‡	37,800	1,904
Google, Inc.–Class A ‡	12,500	5,756
Infosys Technologies, Ltd., ADR	27,500	1,500
Microsoft Corp.	174,100	5,199
SAP AG, ADR †	41,800	2,220
Computer & Office Equipment (7.0%)
Apple Computer, Inc. ‡	44,400	3,767
Cisco Systems, Inc. ‡	173,800	4,750
Hewlett-Packard Co.	42,100	1,734
Department Stores (1.1%)
Federated Department Stores, Inc.	42,500	1,620
Electronic & Other Electric Equipment (2.3%)
General Electric Co.	89,300	3,323
Electronic Components & Accessories (3.2%)
Broadcom Corp.–Class A ‡	65,500	2,116
Marvell Technology Group, Ltd. ‡†	130,800	2,510
Entertainment (0.5%)
International Game Technology	14,000	647
Food Stores (0.9%)
Whole Foods Market, Inc. †	29,100	1,366
Furniture & Home Furnishings Stores (0.2%)
Williams-Sonoma, Inc. †	8,500	267

	Shares	Value
Hotels & Other Lodging Places (1.7%)
Marriott International, Inc.–Class A	51,400	$2,453
Instruments & Related Products (2.1%)
Alcon, Inc. †	28,000	3,129
Insurance (6.3%)
American International Group, Inc.	65,300	4,679
UnitedHealth Group, Inc.	35,400	1,902
WellPoint, Inc. ‡	33,800	2,660
Leather & Leather Products (2.2%)
Coach, Inc. ‡	73,600	3,162
Lumber & Other Building Materials (1.2%)
Lowe's Cos., Inc.	57,400	1,788
Medical Instruments & Supplies (2.1%)
Baxter International, Inc.	7,700	357
St. Jude Medical, Inc. ‡	74,400	2,720
Motion Pictures (1.5%)
News Corp., Inc.–Class A	101,800	2,187
Oil & Gas Extraction (2.1%)
Occidental Petroleum Corp.	31,300	1,528
Schlumberger, Ltd.	24,100	1,522
Petroleum Refining (1.3%)
Suncor Energy, Inc. †	23,500	1,854
Pharmaceuticals (13.7%)
Abbott Laboratories	49,700	2,421
Amgen, Inc. ‡	20,800	1,421
Genentech, Inc. ‡	38,100	3,091
Gilead Sciences, Inc. ‡	63,500	4,123
Novartis AG, ADR	50,100	2,878
Roche Holding AG, ADR	46,800	4,188
Wyeth	36,000	1,833
Restaurants (1.3%)
Chipotle Mexican Grill, Inc.–Class A ‡†	5,300	302
Starbucks Corp. ‡	45,200	1,601
Retail Trade (1.6%)
Target Corp.	40,600	2,316
Rubber & Misc. Plastic Products (1.4%)
NIKE, Inc.–Class B	20,100	1,990
Security & Commodity Brokers (11.0%)
American Express Co.	33,700	2,045
Charles Schwab Corp. (The)	115,000	2,224
Goldman Sachs Group, Inc. (The)	13,200	2,631
IntercontinentalExchange, Inc. ‡	11,100	1,198
Merrill Lynch & Co., Inc.	20,700	1,927
NYSE Group, Inc. ‡†	25,500	2,479
UBS AG-Registered	59,600	3,596

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 4

Jennison Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Telecommunications (1.3%)
NII Holdings, Inc. ‡†	30,200	$1,946
Total Common Stocks (cost: $125,014)		143,551
	Principal	Value
SECURITY LENDING COLLATERAL (8.1%)
Debt (7.6%)
Bank Notes (0.2%)
Bank of America
5.32%, due 02/16/2007	$331	$331
Commercial Paper (1.8%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	133 66 63	133 66 63
Charta LLC–144A 5.30%, due 01/31/2007	179	179
CIESCO LLC 5.31%, due 01/04/2007	66	66
Clipper Receivables Corp. 5.30%, due 01/31/2007	166	166
Compass Securitization–144A 5.30%, due 01/09/2007	210	210
CRC Funding LLC–144A 5.34%, due 01/23/2007	33	33
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	250	250
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	66	66
General Electric Capital Corp. 5.30%, due 01/26/2007	94	94
Greyhawk Funding–144A 5.31%, due 01/12/2007	66	66
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	99	99
Liberty Street–144A 5.31%, due 01/17/2007	99	99
Old Line Funding LLC–144A 5.35%, due 01/04/2007	66	66
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	66	66
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	66 163 64	66 163 64
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	98	98
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	133	133

	Principal	Value
Commercial Paper (continued)
Variable Funding Capital Co. LLC–144A
5.29%, due 01/04/2007	$33	$33
5.31%, due 02/02/2007	66	66
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	164 66	164 66
Euro Dollar Overnight (1.0%)
Abbey National PLC 5.28%, due 01/05/2007	331	331
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	99	99
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	66	66
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	133 133	133 133
Societe Generale 5.31%, due 01/02/2007	199	199
Svenska Handlesbanken 5.25%, due 01/02/2007	117	117
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	99 133 133	99 133 133
Euro Dollar Terms (3.5%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	199 99 99	199 99 99
Barclays 5.31%, due 02/20/2007	331	331
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	166 331 166	166 331 166
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	331	331
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	311 331	311 331
Dexia Group 5.29%, due 01/16/2007	199	199
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	199 199	199 199

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 5

Jennison Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
HBOS Halifax Bank of Scotland
5.30%, due 01/08/2007	$331	$331
5.31%, due 03/14/2007	199	199
Lloyds TSB Bank 5.30%, due 02/26/2007	66	66
Marshall & Ilsley Bank 5.30%, due 03/19/2007	99	99
Rabobank Nederland 5.30%, due 03/05/2007	199	199
Royal Bank of Canada 5.31%, due 02/14/2007	199	199
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	199 99 99	199 99 99
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	133 331	133 331
The Bank of the West 5.29%, due 01/17/2007	166	166
Repurchase Agreements (1.1%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $97 on 01/02/2007	97	97

	Principal	Value
Repurchase Agreements †† (continued)
Merrill Lynch & Co.
5.30%, dated 12/29/2006
to be repurchased at $1,207
on 01/02/2007	$1,207	$1,207
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $136 on 01/02/2007	136	136
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $206 on 01/02/2007	206	206
	Shares	Value
Investment Companies (0.5%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	658,996	$659
Total Security Lending Collateral (cost: $11,735)		11,735
Total Investment Securities (cost: $136,749) #		$155,286

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $11,381.

††  Cash collateral for the Repurchase Agreements, valued at $1,701, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $136,968. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $20,754 and $2,436, respectively. Net unrealized appreciation for tax purposes is $18,318.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $2,019 or 1.4% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 6

Jennison Growth

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $136,749) (including securities loaned of $11,381)	$155,286
Cash	2,732
Receivables:
Investment securities sold	70
Shares sold	1
Interest	13
Income from loaned securities	16
Dividends	128
	158,246
Liabilities:
Investment securities purchased	326
Accounts payable and accrued liabilities:
Shares redeemed	48
Management and advisory fees	99
Service fees	–	(a)
Administration fees	2
Payable for collateral for securities on loan	11,735
Other	24
	12,234
Net Assets	$146,012
Net Assets Consist of:
Capital stock ($.01 par value)	$186
Additional paid-in capital	118,872
Undistributed (accumulated) net investment income (loss)	92
Undistributed (accumulated) net realized gain (loss) from investment securities	8,325
Net unrealized appreciation (depreciation) on investment securities	18,537
Net Assets	$146,012
Net Assets by Class:
Initial Class	$145,174
Service Class	838
Shares Outstanding:
Initial Class	18,481
Service Class	108
Net Asset Value and Offering Price Per Share:
Initial Class	$7.86
Service Class	7.79

(a)  Rounds to less than $1.

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $48)	$1,203
Interest	69
Income from loaned securities-net	77
1,349
Expenses:
Management and advisory fees	1,150
Printing and shareholder reports	8
Custody fees	34
Administration fees	29
Legal fees	3
Audit fees	17
Trustees fees	11
Service fees:
Service Class	2
Other	3
Total expenses	1,257
Net Investment Income (Loss)	92
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	8,453
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(7,694)
Net Realized and Unrealized Gain (Loss) on Investment Securities	759
Net Increase (Decrease) in Net Assets Resulting from Operations	$851

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 7

Jennison Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$92	$(189)
Net realized gain (loss) from investment securities	8,453	13,156
Change in unrealized appreciation (depreciation) on investment securities	(7,694)	4,561
	851	17,528
Distributions to Shareholders:
From net investment income:
Initial Class	–	(282)
	–	(282)
From net realized gains:
Initial Class	(12,294)	(8,294)
Service Class	(64)	(27)
	(12,358)	(8,321)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	24,310	66,579
Service Class	551	349
	24,861	66,928
Dividends and distributions reinvested:
Initial Class	12,294	8,576
Service Class	64	27
	12,358	8,603
Cost of shares redeemed:
Initial Class	(32,598)	(59,679)
Service Class	(201)	(789)
	(32,799)	(60,468)
	4,420	15,063
Net increase (decrease) in net assets	(7,087)	23,988
Net Assets:
Beginning of year	153,099	129,111
End of year	$146,012	$153,099
Undistributed (accumulated) net investment income (loss)	$92	$–

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	3,052	7,809
Service Class	69	43
	3,121	7,852
Shares issued–reinvested from distributions:
Initial Class	1,722	1,089
Service Class	9	3
	1,731	1,092
Shares redeemed:
Initial Class	(4,144)	(7,053)
Service Class	(25)	(101)
	(4,169)	(7,154)
Net increase (decrease) in shares outstanding:
Initial Class	630	1,845
Service Class	53	(55)
	683	1,790

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 8

Jennison Growth

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions				Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income		From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$8.55	$0.01	$0.08	$0.09	$–		$(0.78)	$(0.78)	$7.86
	12/31/2005	8.01	(0.01)	1.07	1.06	(0.02)		(0.50)	(0.52)	8.55
	12/31/2004	7.34	0.01	0.66	0.67	–		–	–	8.01
	12/31/2003	5.70	–	1.64	1.64	–		–	–	7.34
	12/31/2002	8.23	(0.01)	(2.52)	(2.53)	–		–	–	5.70
Service Class	12/31/2006	8.51	(0.02)	0.08	0.06	–		(0.78)	(0.78)	7.79
	12/31/2005	7.98	(0.03)	1.06	1.03	–	(h)	(0.50)	(0.50)	8.51
	12/31/2004	7.33	0.09	0.56	0.65	–		–	–	7.98
	12/31/2003	6.04	(0.02)	1.31	1.29	–		–	–	7.33

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2006	1.96%	$145,174	0.87%	0.87%	0.07%	78%
	12/31/2005	13.79	152,630	0.87	0.87	(0.14)	67
	12/31/2004	9.13	128,235	0.90	0.90	0.19	68
	12/31/2003	28.77	160,265	0.90	0.90	(0.04)	132
	12/31/2002	(30.74)	115,138	0.99	1.04	(0.10)	68
Service Class	12/31/2006	1.60	838	1.12	1.12	(0.21)	78
	12/31/2005	13.52	469	1.12	1.12	(0.41)	67
	12/31/2004	8.87	876	1.17	1.17	1.23	68
	12/31/2003	21.36	121	1.17	1.17	(0.36)	132

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Jennison Growth (the "Fund") share classes commenced operations as follows:

Initial Class – November 18, 1996

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

(h)  Rounds to less than $(0.01) per share.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 9

Jennison Growth

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust, Inc. ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Jennison Growth (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $31 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $33, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 10

Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation – Conservative Portfolio	$5,977	4.09%
Asset Allocation – Growth Portfolio	81,923	56.11%
Asset Allocation – Moderate Growth Portfolio	15,026	10.29%
Asset Allocation – Moderate Portfolio	1,411	0.97%
Total	$104,337	71.46%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.775% of the next $250 million of ANA
0.70% of the next $500 million of ANA
0.675% of the next $500 million of ANA
0.65% of ANA over $1.5 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.94% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the period ended December 31, 2006, were $1.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 11

Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $7. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $6. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$111,261
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	115,148
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$2,027
Long-term Capital Gain	6,576
2006 Distributions paid from:
Ordinary Income	789
Long-term Capital Gain	11,569

The tax basis of components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$92
Undistributed Long-term Capital Gain	$8,544
Capital Loss Carryforward	$—
Net Unrealized Appreciation (Depreciation)	$18,318

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 12

Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 5.–(continued)

management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Jennison Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jennison Growth (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 14

Jennison Growth

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $11,569 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 15

Jennison Growth

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Jennison Growth (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Jennison Associates LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved acceptable investment performance, noting the above median performance of the Portfolio relative to its peers over the past two- and three-year periods, although the performance of the Portfolio was below median compared to its peers over the past one-year period. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Board noted the Portfolio's new pricing schedule, which allows for the investment sub-advisory fee to be calculated by combining average daily net assets with the same named fund managed by the Sub-Adviser for Transamerica IDEX Mutual Funds, another mutual fund managed by TFAI, for purposes of reaching asset-based breakpoints. This new pricing schedule could lower the effective sub-advisory fee rate paid by TFAI with respect to the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 16

Jennison Growth (continued)

information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent and competitive with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including soft-dollar benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Jennison Growth 17

J. P. Morgan Enhanced Index

MARKET ENVIRONMENT

Equity markets provided handsome returns for 2006, fueled by increased investor expectations for a soft economic landing, robust corporate profits, falling energy prices and moderating inflation. In the first half of the year, investors were challenged by rising interest rates, a housing slowdown, the escalating Middle East conflict, higher energy and commodity prices, and fear of increasing inflation. The Federal Reserve Board ("Fed") raised interest rates four times for a total of 100 basis points in the first half, raising the federal funds rate to 5.25%.

Equity markets rallied in the second half as a pause in the cycle of the Fed rate hikes was followed by a series of relatively benign inflation reports. The Federal Open Market Committee ("FOMC") left interest rates unchanged for four consecutive meetings on the belief that inflationary pressures would moderate over time due to the cumulative impact of its restrictive policy actions, lower energy prices and reduced inflation expectations. Inflation data continued to moderate as the report for November consumer prices, excluding food and energy, was flat. Sources of investor concern focused on the housing market and its potential effect on the broader economy, as well as the increased weakness of the dollar against the euro and, to a lesser extent, the Japanese yen.

For 2006, the Standard and Poor's 500 Composite Stock Index ("S&P 500") rose 15.78%, while the tech-heavy NASDAQ Composite Index returned 9.52%, and the small-cap Russell 2000 Index gained 18.37% for the year.

PERFORMANCE

For the year ended December 31, 2006, J. P. Morgan Enhanced Index, Initial Class returned 15.31%. By comparison its benchmark, the S&P 500, returned 15.78%.

STRATEGY REVIEW

Stock selection in the capital markets, insurance and consumer staples sectors contributed to returns, while pharmaceutical and medical technology, media and telecommunications detracted.

At the security level, overweight positions in Morgan Stanley ("Morgan") and United States Steel Corporation ("US Steel") positively affected performance. Morgan posted impressive fiscal numbers, topping analysts' earnings expectations and net revenue rose by double-digits on increases in most business lines. With shares advancing 22% for 2006, Morgan was a top performer among the large broker-dealers. We continue to overweight the name. US Steel was another top performer, despite reduced exports and intensified competition from Chinese steel producers, which led to third-quarter price declines. However, US Steel's earnings proved surprisingly resilient, beating analyst estimates. The stock rallied in October following takeover speculation based on industry-wide consolidation, leaving it significantly higher at the end of the period.

Alternatively, overweight positions in Gannett Co., Inc. ("Gannett") and eBay Inc. ("eBay") detracted from results. Gannett was plagued by a pessimistic view of growth prospects for traditional media, especially newspaper advertising. High newsprint costs also hurt its bottom line. We continue to maintain our overweight position as it remains attractively valued. eBay also was a top detractor, losing more than half of its shareholder value since the end of 2004. The market also shrugged off management's attempt to increase earnings-per-share through a $2 billion, two-year buyback. eBay continues to face concerns about its slowing growth, international competition and rivalry with Google Inc. in online payment services. We maintain our overweight position as the company's fundamentals remain attractive.

Terance Chen, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers
J.P. Morgan Investment Management Inc.

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 1

J. P. Morgan Enhanced Index

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	From Inception	Inception Date
Initial Class	15.31%	5.19%	7.02%	5/2/97
S&P 500[1]	15.78%	6.19%	7.78%	5/2/97
Service Class	14.96%	–	13.88%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of the Endeavor Series Trust.

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 2

J. P. Morgan Enhanced Index

UNDERSTANDING YOUR FUND'S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,131.00	0.81%	$4.35
Hypothetical (b)	1,000.00	1,021.12	0.81	4.13
Service Class
Actual	1,000.00	1,129.20	1.06	5.69
Hypothetical (b)	1,000.00	1,019.86	1.06	5.40

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 3

J. P. Morgan Enhanced Index

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (0.1%)
U.S. Treasury Note 3.38%, due 02/28/2007 d	$160	$160
Total U.S. Government Obligations (cost: $160)		160
	Shares	Value
COMMON STOCKS (98.8%)
Aerospace (2.2%)
Goodrich Corp.	17,200	$783
Northrop Grumman Corp.	23,000	1,557
Textron, Inc.	2,300	216
United Technologies Corp.	29,300	1,832
Amusement & Recreation Services (0.5%)
Disney (Walt) Co. (The)	29,900	1,025
Apparel & Accessory Stores (1.1%)
Abercrombie & Fitch Co.–Class A	8,800	613
Kohl's Corp. ‡	22,000	1,505
Automotive (0.1%)
Advance Auto Parts, Inc.	3,500	124
Beverages (0.9%)
Coca-Cola Co. (The)	38,100	1,838
Pepsi Bottling Group, Inc.	1,800	56
Business Credit Institutions (1.0%)
CIT Group, Inc.	35,000	1,952
Freddie Mac	700	48
Business Services (0.4%)
eBay, Inc. ‡	29,400	884
Fannie Mae	200	12
Chemicals & Allied Products (4.6%)
Air Products & Chemicals, Inc.	6,800	478
Avon Products, Inc.	6,700	221
Dow Chemical Co. (The)	9,300	371
Praxair, Inc.	26,600	1,578
Procter & Gamble Co.	80,800	5,193
Rohm & Haas Co.	26,800	1,370
Commercial Banks (11.0%)
Associated Banc-Corp.	1,000	35
Bank of America Corp.	106,300	5,675
Bank of New York Co., Inc. (The)	4,500	177
BB&T Corp.	300	13
Citigroup, Inc.	109,300	6,088
Comerica, Inc.	20,300	1,191
First Horizon National Corp.	100	4
Marshall & IIsley Corp.	12,400	597
State Street Corp.	18,000	1,214
SunTrust Banks, Inc.	6,400	540

	Shares	Value
Commercial Banks (continued)
TCF Financial Corp.	20,700	$568
US Bancorp	67,400	2,439
Wachovia Corp.	6,000	342
Wells Fargo & Co.	88,100	3,133
Communication (0.6%)
Comcast Corp.–Class A ‡	23,000	974
DIRECTV Group (The), Inc. ‡	800	20
EchoStar Communications Corp.–Class A ‡	4,100	156
Communications Equipment (3.0%)
Corning, Inc. ‡	86,200	1,613
Motorola, Inc.	61,100	1,256
QUALCOMM, Inc.	75,700	2,861
Tellabs, Inc. ‡	25,300	260
Computer & Data Processing Services (5.6%)
Affiliated Computer Services, Inc.–Class A ‡	4,100	200
Automatic Data Processing, Inc.	4,000	197
Computer Sciences Corp. ‡	1,900	101
Google, Inc.–Class A ‡	4,400	2,026
Juniper Networks, Inc. ‡	22,500	426
Microsoft Corp.	176,000	5,255
NCR Corp. ‡	500	21
Oracle Corp. ‡	86,900	1,489
Sabre Holdings Corp.	200	6
Sun Microsystems, Inc. ‡	87,900	476
Yahoo!, Inc. ‡	37,100	948
Computer & Office Equipment (4.5%)
Apple Computer, Inc. ‡	8,400	713
Cisco Systems, Inc. ‡	109,200	2,984
Hewlett-Packard Co.	47,400	1,952
International Business Machines Corp.	33,800	3,284
Seagate Technology, Inc.–Escrow Shares ‡m	8,700	—	o
Construction (0.2%)
Centex Corp. †	6,200	349
Department Stores (0.7%)
JC Penney Co., Inc.	17,100	1,323
TJX Cos., Inc.	3,300	94
Diversified (0.7%)
Honeywell International, Inc.	30,700	1,389
Drug Stores & Proprietary Stores (0.2%)
CVS Corp.	15,100	467
Electric Services (3.8%)
American Electric Power Co., Inc.	29,400	1,252
CMS Energy Corp. ‡	37,900	633
DTE Energy Co. †	12,200	591

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 4

J. P. Morgan Enhanced Index

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Electric Services (continued)
Edison International	48,200	$2,192
Northeast Utilities	26,700	752
SCANA Corp.	6,400	260
Sierra Pacific Resources ‡	55,200	929
Xcel Energy, Inc.	46,500	1,072
Electronic & Other Electric Equipment (3.9%)
General Electric Co.	210,100	7,818
Electronic Components & Accessories (1.5%)
Altera Corp. ‡	3,900	77
Intel Corp.	3,100	63
Intersil Corp.–Class A	1,200	29
Linear Technology Corp. †	44,000	1,334
LSI Logic Corp. ‡	10,800	97
Maxim Integrated Products, Inc.	800	25
PMC-Sierra, Inc. ‡†	2,500	17
Texas Instruments, Inc.	700	20
Xilinx, Inc.	55,200	1,314
Food & Kindred Products (3.3%)
Altria Group, Inc.	55,900	4,797
Kellogg Co.	2,800	140
Kraft Foods, Inc.–Class A †	25,700	918
WM Wrigley Jr. Co.	13,200	683
Food Stores (0.5%)
Safeway, Inc.	27,500	950
Furniture & Fixtures (0.8%)
Johnson Controls, Inc.	18,000	1,547
Holding & Other Investment Offices (0.7%)
Apartment Investment & Management Co. REIT–Class A †	11,000	616
Brandywine Realty Trust REIT	1,100	37
Hospitality Properties Trust REIT	7,300	347
Host Hotels & Resorts, Inc. REIT	11,900	292
Mack-Cali Realty Corp. REIT †	3,700	189
Hotels & Other Lodging Places (0.4%)
Hilton Hotels Corp.	15,300	534
Starwood Hotels & Resorts Worldwide, Inc.	1,800	113
Wyndham Worldwide Corp. ‡	3,600	115
Industrial Machinery & Equipment (1.6%)
Baker Hughes, Inc.	9,500	709
Caterpillar, Inc.	2,300	141
Eaton Corp.	17,400	1,307
Illinois Tool Works, Inc.	8,300	383
Ingersoll-Rand Co.–Class A	19,100	747

	Shares	Value
Instruments & Related Products (0.4%)
Danaher Corp.	8,500	$616
KLA-Tencor Corp.	3,000	149
Raytheon Co.	100	5
Rockwell Automation, Inc.	2,300	140
Insurance (5.2%)
Aetna, Inc.	20,200	872
Allstate Corp. (The)	100	7
AMBAC Financial Group, Inc.	24,800	2,209
American International Group, Inc.	11,600	831
Assurant, Inc. †	9,700	536
Chubb Corp.	4,900	259
Cigna Corp.	3,700	487
MBIA, Inc. †	19,200	1,403
MGIC Investment Corp.	13,700	857
Progressive Corp. (The)	400	10
UnitedHealth Group, Inc.	11,100	596
WellPoint, Inc. ‡	29,000	2,282
Insurance Agents, Brokers & Service (0.7%)
Hartford Financial Services Group, Inc. (The)	15,500	1,446
Leather & Leather Products (0.4%)
Coach, Inc. ‡	20,900	898
Life Insurance (1.1%)
Genworth Financial, Inc.–Class A	43,700	1,495
Lincoln National Corp.	100	7
Protective Life Corp.	7,000	333
Prudential Financial, Inc.	3,900	335
Lumber & Other Building Materials (0.2%)
Home Depot, Inc. (The)	5,400	217
Lowe's Cos., Inc.	4,400	137
Lumber & Wood Products (0.3%)
Weyerhaeuser Co.	7,900	558
Medical Instruments & Supplies (1.0%)
Baxter International, Inc.	42,400	1,967
Becton Dickinson & Co.	100	7
Boston Scientific Corp. ‡	100	2
Medtronic, Inc.	1,500	80
Zimmer Holdings, Inc. ‡	100	8
Mortgage Bankers & Brokers (0.4%)
Countrywide Financial Corp.	20,200	858
Motion Pictures (0.6%)
News Corp., Inc.–Class A	51,800	1,113
Office Property (0.3%)
Boston Properties, Inc. REIT	4,700	526

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 5

J. P. Morgan Enhanced Index

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Oil & Gas Extraction (2.6%)
Anadarko Petroleum Corp.	24,500	$1,066
Apache Corp.	7,100	472
BJ Services Co.	12,300	361
Chesapeake Energy Corp. †	900	26
Devon Energy Corp.	11,500	771
Halliburton Co.	18,600	578
Occidental Petroleum Corp.	1,000	49
Schlumberger, Ltd.	11,800	745
Weatherford International, Ltd. ‡	18,100	756
XTO Energy, Inc.	10,300	485
Personal Credit Institutions (0.1%)
Capital One Financial Corp.	1,500	115
Petroleum Refining (6.2%)
Chevron Corp.	15,200	1,118
ConocoPhillips	33,800	2,432
Exxon Mobil Corp.	96,600	7,402
Marathon Oil Corp.	16,100	1,489
Valero Energy Corp.	1,200	61
Pharmaceuticals (9.0%)
Abbott Laboratories	59,100	2,879
Amgen, Inc. ‡	45,300	3,094
Johnson & Johnson	15,400	1,017
Lilly (Eli) & Co.	900	47
McKesson Corp.	13,600	690
Medco Health Solutions, Inc. ‡	8,200	438
MedImmune, Inc. ‡†	7,700	249
Merck & Co., Inc.	58,600	2,555
Pfizer, Inc.	36,300	940
Schering-Plough Corp.	101,600	2,402
Sepracor, Inc. ‡	14,000	862
Vertex Pharmaceuticals, Inc. ‡	4,500	168
Wyeth	54,500	2,775
Primary Metal Industries (1.1%)
Alcoa, Inc.	46,600	1,398
United States Steel Corp.	11,600	848
Printing & Publishing (1.6%)
CBS Corp.–Class B	13,800	430
Gannett Co., Inc.	25,700	1,554
New York Times Co.–Class A †	3,000	73
Scripps (E.W.) Co. (The)	23,000	1,149
Radio & Television Broadcasting (0.1%)
Viacom, Inc.–Class B ‡	5,100	209
Radio, Television & Computer Stores (0.1%)
Best Buy Co., Inc.	3,100	152

	Shares	Value
Railroads (1.9%)
Burlington Northern Santa Fe Corp.	3,900	$288
CSX Corp.	39,500	1,360
Norfolk Southern Corp.	42,300	2,127
Residential Building Construction (0.3%)
DR Horton, Inc.	500	13
Lennar Corp.–Class A	1,800	94
Toll Brothers, Inc. ‡	18,300	590
Restaurants (0.3%)
McDonald's Corp.	12,000	532
Retail Trade (2.0%)
Family Dollar Stores, Inc.	6,400	188
Staples, Inc.	43,800	1,169
Target Corp.	30,900	1,763
Wal-Mart Stores, Inc.	18,400	850
Rubber & Misc. Plastic Products (0.4%)
NIKE, Inc.–Class B	8,700	862
Savings Institutions (0.1%)
Washington Mutual, Inc.	2,500	114
Security & Commodity Brokers (3.6%)
American Express Co.	9,500	576
E*TRADE Financial Corp. ‡	14,900	334
Franklin Resources, Inc.	9,600	1,058
Goldman Sachs Group, Inc. (The)	6,400	1,276
Merrill Lynch & Co., Inc.	1,100	102
Morgan Stanley	42,300	3,445
TD Ameritrade Holding Corp.	27,300	442
Telecommunications (3.7%)
AT&T, Inc.	69,000	2,467
Sprint Nextel Corp.	86,900	1,642
Verizon Communications, Inc.	86,900	3,236
Textile Mill Products (0.1%)
Mohawk Industries, Inc. ‡†	3,900	292
Transportation & Public Utilities (0.0%)
Expedia, Inc. ‡	700	15
Warehouse (0.2%)
Prologis REIT	5,400	328
Water Transportation (0.3%)
Carnival Corp. †	11,500	564
Wholesale Trade Durable Goods (0.2%)
Grainger (W.W.), Inc.	5,100	357

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 6

J. P. Morgan Enhanced Index

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Wholesale Trade Nondurable Goods (0.5%)
SUPERVALU, Inc.	3,000	$107
SYSCO Corp.	24,100	886
Total Common Stocks (cost: $165,398)		197,730
	Principal	Value
SECURITY LENDING COLLATERAL (2.7%)
Debt (2.5%)
Bank Notes (0.1%)
Bank of America 5.32%, due 02/16/2007	$152	$152
Commercial Paper (0.6%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	61 31 29	61 31 29
Charta LLC–144A 5.30%, due 01/31/2007	82	82
CIESCO LLC 5.31%, due 01/04/2007	31	31
Clipper Receivables Corp. 5.30%, due 01/31/2007	76	76
Compass Securitization–144A 5.30%, due 01/09/2007	97	97
CRC Funding LLC–144A 5.34%, due 01/23/2007	15	15
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	115	115
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	31	31
General Electric Capital Corp. 5.30%, due 01/26/2007	43	43
Greyhawk Funding–144A 5.31%, due 01/12/2007	31	31
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	45	45
Liberty Street–144A 5.31%, due 01/17/2007	46	46
Old Line Funding LLC–144A 5.35%, due 01/04/2007	31	31
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	31	31
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 31 31 5.31%, due 01/08/2007 75 75 5.33%, due 02/08/2007	29	29
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	45	45

	Principal	Value
Commercial Paper (continued)
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	$61	$61
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 15 15 5.31%, due 02/02/2007	30	30
Yorktown Capital LLC 5.30%, due 01/10/2007 75 75 5.33%, due 01/16/2007	30	30
Euro Dollar Overnight (0.3%)
Abbey National PLC 5.28%, due 01/05/2007	152	152
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	46	46
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	30	30
Fortis Bank 5.30%, due 01/02/2007 61 61 5.32%, due 01/03/2007	61	61
Societe Generale 5.31%, due 01/02/2007	91	91
Svenska Handlesbanken 5.25%, due 01/02/2007	54	54
UBS AG 5.29%, due 01/02/2007 46 46 5.30%, due 01/04/2007 61 61 5.30%, due 01/05/2007	61	61
Euro Dollar Terms (1.1%)
Bank of Nova Scotia 5.29%, due 01/30/2007 91 91 5.29%, due 02/06/2007 46 46 5.30%, due 02/27/2007	46	46
Barclays 5.31%, due 02/20/2007	152	152
Calyon 5.31%, due 02/16/2007 76 76 5.31%, due 02/22/2007 152 152 5.29%, due 03/05/2007	76	76
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	152	152
Citigroup 5.31%, due 03/05/2007 143 143 5.31%, due 03/16/2007	152	152
Dexia Group 5.29%, due 01/16/2007	91	91
Fortis Bank 5.30%, due 01/24/2007 91 91 5.30%, due 01/26/2007	91	91

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 7

J. P. Morgan Enhanced Index

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 $152 $152 5.31%, due 03/14/2007	91	91
Lloyds TSB Bank 5.30%, due 02/26/2007	30	30
Marshall & Ilsley Bank 5.30%, due 03/19/2007	46	46
Rabobank Nederland 5.30%, due 03/05/2007	91	91
Royal Bank of Canada 5.31%, due 02/14/2007	91	91
Royal Bank of Scotland 5.28%, due 01/11/2007 91 91 5.29%, due 01/16/2007 46 46 5.29%, due 02/09/2007	46	46
Societe Generale 5.27%, due 01/19/2007 61 61 5.29%, due 02/01/2007	152	152
The Bank of the West 5.29%, due 01/17/2007	76	76
Repurchase Agreements (0.4%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $45 on 01/02/2007	45	45

	Principal	Value
Repurchase Agreements †† (continued)
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $555 on 01/02/2007	$555	$555
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $63 on 01/02/2007	63	63
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $95 on 01/02/2007	95	95
	Shares	Value
Investment Companies (0.2%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	302,925	$303
Total Security Lending Collateral (cost: $5,394)		5,394
Total Investment Securities (cost: $170,952) #		$203,284
FUTURES CONTRACTS:

	Contracts w	Settlement Date	Amount	Net Unrealized Appreciation (Depreciation)
S&P 500 Index	6	03/17/2007	$2,143	$(3)
			$2,143	$(3)

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $5,237.

††  Cash collateral for the Repurchase Agreements, valued at $782, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

o  Value is less than $1.

m  Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

w  Contract amounts are not in thousands.

d  At December 31, 2006, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at December 31, 2006 is $160.

#  Aggregate cost for federal income tax purposes is $172,062. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $32,460 and $1,238, respectively. Net unrealized appreciation for tax purposes is $31,222.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $931 or 0.5% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 8

J. P. Morgan Enhanced Index

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $170,952) (including securities loaned of $5,237)	$203,284
Cash	1,137
Receivables:
Investment securities sold	7,573
Shares sold	45
Interest	6
Dividends	353
212,398
Liabilities:
Investment securities purchased	6,627
Accounts payable and accrued liabilities:
Shares redeemed	33
Management and advisory fees	126
Service fees	1
Administration fees	3
Payable for collateral for securities on loan	5,394
Variation margin	8
Other	33
12,225
Net Assets	$200,173
Net Assets Consist of:
Capital stock ($.01 par value)	$122
Additional paid-in capital	161,754
Undistributed (accumulated) net investment income (loss)	2,207
Undistributed (accumulated) net realized gain (loss) from investment securities and futures contracts	3,761
Net unrealized appreciation (depreciation) on:
Investment securities	32,332
Futures contracts	(3)
Net Assets	$200,173
Net Assets by Class:
Initial Class	$193,322
Service Class	6,851
Shares Outstanding:
Initial Class	11,826
Service Class	418
Net Asset Value and Offering Price Per Share:
Initial Class	$16.35
Service Class	16.37

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends	$3,760
Interest	52
Income from loaned securities–net	11
3,823
Expenses:
Management and advisory fees	1,435
Printing and shareholder reports	20
Custody fees	42
Administration fees	39
Legal fees	4
Audit fees	17
Trustees fees	14
Service fees:
Service Class	16
Other	4
Total expenses	1,591
Net Investment Income (Loss)	2,232
Net Realized Gain (Loss) from:
Investment securities	18,330
Futures contracts	62
18,392
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	6,926
Futures contracts	20
6,946
Net Realized and Unrealized Gain (Loss) on Investment Securities and Futures Contracts	25,338
Net Increase (Decrease) in Net Assets Resulting from Operations	$27,570

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 9

J. P. Morgan Enhanced Index

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$2,232	$2,031
Net realized gain (loss) from investment securities and futures contracts	18,392	12,946
Change in unrealized appreciation (depreciation) on investment securities and futures contracts	6,946	(8,675)
	27,570	6,302
Distributions to Shareholders:
From net investment income:
Initial Class	(1,972)	(2,630)
Service Class	(50)	(77)
	(2,022)	(2,707)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	15,440	30,891
Service Class	1,180	3,708
	16,620	34,599
Dividends and distributions reinvested:
Initial Class	1,972	2,630
Service Class	50	77
	2,022	2,707
Cost of shares redeemed:
Initial Class	(49,627)	(67,181)
Service Class	(2,709)	(2,795)
	(52,336)	(69,976)
	(33,694)	(32,670)
Net increase (decrease) in net assets	(8,146)	(29,075)
Net Assets:
Beginning of year	208,319	237,394
End of year	$200,173	$208,319
Undistributed (accumulated) net investment income (loss)	$2,207	$2,021

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	1,005	2,216
Service Class	77	265
	1,082	2,481
Shares issued–reinvested from distributions:
Initial Class	134	189
Service Class	3	6
	137	195
Shares redeemed:
Initial Class	(3,321)	(4,849)
Service Class	(182)	(201)
	(3,503)	(5,050)
Net increase (decrease) in shares outstanding:
Initial Class	(2,182)	(2,444)
Service Class	(102)	70
	(2,284)	(2,374)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 10

J. P. Morgan Enhanced Index

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$14.34	$0.17	$2.01	$2.18	$(0.17)	$–	$(0.17)	$16.35
	12/31/2005	14.04	0.13	0.35	0.48	(0.18)	–	(0.18)	14.34
	12/31/2004	12.75	0.15	1.24	1.39	(0.10)	–	(0.10)	14.04
	12/31/2003	9.94	0.10	2.77	2.87	(0.06)	–	(0.06)	12.75
	12/31/2002	13.24	0.08	(3.33)	(3.25)	(0.05)	–	(0.05)	9.94
Service Class	12/31/2006	14.36	0.14	2.00	2.14	(0.13)	–	(0.13)	16.37
	12/31/2005	14.08	0.10	0.35	0.45	(0.17)	–	(0.17)	14.36
	12/31/2004	12.79	0.17	1.19	1.36	(0.07)	–	(0.07)	14.08
	12/31/2003	10.43	0.06	2.31	2.37	(0.01)	–	(0.01)	12.79

		Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	15.31%	$193,322	0.81%	1.16%	55%
	12/31/2005	3.46	200,857	0.83	0.95	42
	12/31/2004	11.02	231,055	0.80	1.18	48
	12/31/2003	28.94	233,744	0.82	0.91	52
	12/31/2002	(24.59)	159,257	0.85	0.72	56
Service Class	12/31/2006	14.96	6,851	1.06	0.91	55
	12/31/2005	3.20	7,462	1.08	0.71	42
	12/31/2004	10.71	6,339	1.06	1.33	48
	12/31/2003	22.71	922	1.06	0.74	52

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  J.P. Morgan Enhanced Index (the "Fund") share classes commenced operations as follows:

Initial Class–May 2, 1997
  Service Class–May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 11

J. P. Morgan Enhanced Index

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. J.P. Morgan Enhanced Index (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $5, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 12

J. P. Morgan Enhanced Index

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amount of open futures contracts at December 31, 2006, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities. Variation margin represents the additional payments due or excess deposits made in order to maintain the equity account at the required margin level.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.74% of the first $750 million of ANA
0.69% of the next $250 million of ANA
0.65% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.84% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 13

J. P. Morgan Enhanced Index

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

amounted, as of December 31, 2006, to $10. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $8. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$105,331
U.S. Government	99
Proceeds from maturities and sales of securities:
Long-Term	140,553
U.S. Government	200

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, and REITs.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$(24)
Undistributed (accumulated) net realized gain (loss) from investment securities	24

The capital loss carryforward utilized during the year ended December 31, 2006 was $11,769.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$2,707
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	2,022
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$3,058
Undistributed Long-term Capital Gain	$4,017
Capital Loss Carryforward	$—
Net Unrealized Appreciation (Depreciation)	$31,222

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 14

J. P. Morgan Enhanced Index

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 5.–(continued)

adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
J.P. Morgan Enhanced Index

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Enhanced Index (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 16

J. P. Morgan Enhanced Index

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between J.P. Morgan Enhanced Index Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and J.P. Morgan Investment Management, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved competitive investment performance over the past three-, five- and ten-year periods, although they noted that performance for the past one-year period was below median. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's pricing schedule (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that the Portfolio's pricing schedule and overall expense ratio generally are acceptable in light of industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 17

J. P. Morgan Enhanced Index (continued)

that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including soft-dollar benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

J. P. Morgan Enhanced Index 18

J.P. Morgan Mid Cap Value

MARKET ENVIRONMENT

Equity markets provided investors handsome returns for 2006, fueled by increased investor expectations of a soft U.S. economic landing, robust corporate profits, falling energy prices and moderating inflation. In the first half of the year, investors were challenged by rising interest rates, a housing slowdown, higher energy and commodity prices and fear of increasing inflation. Volatility continued early into the second half amid rising inflation concerns and the escalating conflict in the Middle East. Equity markets then rallied as a pause in Federal Reserve Board ("Fed") rate hikes was followed by a series of relatively benign inflation reports.

The decline in energy prices throughout 2006 benefited a number of consumer names in the portfolio. Energy prices fell, implying that purchasing power was being transferred back to the consumer. Continued strength in corporate profits was a key factor as many of the names we own produced solid returns for 2006. However, the healthcare sector was weighed down by concerns about increased competition among managed care providers. The expected result is they will become more aggressive in pricing, leading to lower rates of profit growth.

The Standard and Poor's 500 Composite Stock Index rose 15.78% for the year while the small-cap Russell 2000 Index returned 18.37% for 2006. Mid-cap value stocks participated in the market's advance as the Russell Midcap Value Index ("Russell MidCap Value") returned 20.22% for the period.

PERFORMANCE

For the year ended December 31, 2006, J.P. Morgan Mid Cap Value, Initial Class returned 17.25%. By comparison its benchmark, the Russell MidCap Value, returned 20.22%

STRATEGY REVIEW

We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis.

The portfolio underperformed the Russell MC Value mostly due to stock selection in the consumer staples and healthcare sectors. Positively affecting performance was stock selection in the consumer discretionary and materials sectors.

At the stock level, Omnicare, Inc., ("Omnicare") a pharmaceutical services company, was a detractor from performance as its shares were pressured by several events, including legal disputes with regulators and the company's ongoing lawsuit against UnitedHealth Group Incorporated. Despite these negative developments, Omnicare is the largest institutional pharmacy provider with a significant low-cost advantage relative to its competitors.

Another detractor from performance for the period was CA, Inc. ("CA"), a corporate software firm. CA missed its annual report filing deadline, and said it will likely need to restate previously reported results related to stock-option grants dating back to fiscal 1997. The company also may have understated some of its subscription revenue prior to fiscal 2006. Given CA's uncertain outlook, we eliminated our position in the company.

Several holdings made positive contributions to performance, including VF Corporation ("VF"), a leading apparel manufacturer, which saw strong momentum in its outdoor business and improvement in denim. VF also announced negotiations to acquire Eagle Creek, Inc., a supplier of adventure travel gear, which would bolster its fast-growing outdoor business. Acquisitions have allowed VF to transition its mature, lower-growth denim business into a diversified portfolio of higher-margin lifestyle brands.

Albemarle Corporation ("Albemarle"), a specialty chemical company, was another top contributor in the period. Shares of the company were strong throughout the year as relief from higher raw material costs and price increases resulted in higher margins and profitability. The outlook for Albemarle remains positive as increased demand for refining catalysts and declining raw material costs, we believe, will lead to higher margins.

Jonathan K.L. Simon

Lawrence Playford, CFA, CPA

Co-Portfolio Managers
J.P. Morgan Investment Management Inc.

This fund was closed to new investors and new share purchases effective close of business December 9, 2005.

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 1

J.P. Morgan Mid Cap Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	From Inception	Inception Date
Initial Class	17.25%	10.96%	9.14%	5/3/99
Russell MidCap Value[1]	20.22%	15.91%	12.10%	5/3/99
Service Class	16.96%	–	18.11%	5/1/03

NOTES

1  The Russell MidCap Value (Russell MidCap Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 2

J.P. Morgan Mid Cap Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,099.80	0.88%	$4.66
Hypothetical (b)	1,000.00	1,020.77	0.88%	4.48
Service Class
Actual	1,000.00	1,098.80	1.13%	5.98
Hypothetical (b)	1,000.00	1,019.51	1.13%	5.75

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 3

J.P. Morgan Mid Cap Value

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.1%)
Apparel & Accessory Stores (1.0%)
Limited Brands, Inc.	126,800	$3,670
Apparel Products (3.2%)
Columbia Sportswear Co. †	55,300	3,080
V.F. Corp. †	102,600	8,421
Automotive (2.2%)
Genuine Parts Co.	125,800	5,967
Harsco Corp.	22,100	1,682
Automotive Dealers (2.7%)
AutoNation, Inc. ‡	165,619	3,531
AutoZone, Inc. ‡	52,200	6,032
Beverages (2.3%)
Brown-Forman Corp.–Class B	52,200	3,458
Constellation Brands, Inc.–Class A †‡	158,600	4,603
Business Services (1.7%)
Clear Channel Communications, Inc.	120,900	4,297
Clear Channel Outdoor Holdings, Inc.–Class A †‡	66,800	1,864
Chemicals & Allied Products (4.2%)
Albemarle Corp.	59,650	4,283
Clorox Co.	69,200	4,439
Lauder (Estee) Cos., Inc. (The)–Class A †	55,000	2,245
PPG Industries, Inc.	58,700	3,769
Commercial Banks (7.8%)
Cullen/Frost Bankers, Inc.	65,700	3,667
M&T Bank Corp.	47,400	5,790
Northern Trust Corp.	51,400	3,119
Synovus Financial Corp.	162,300	5,004
TCF Financial Corp.	98,700	2,706
Wilmington Trust Corp.	82,600	3,483
Zions Bancorp	46,000	3,792
Communication (0.8%)
Cablevision Systems Corp.–Class A	105,800	3,013
Computer & Data Processing Services (2.1%)
Affiliated Computer Services, Inc.–Class A †‡	45,400	2,217
Interactive Data Corp.	62,000	1,491
NCR Corp. ‡	87,200	3,729
Computer & Office Equipment (0.8%)
Jabil Circuit, Inc.	113,400	2,784
Department Stores (1.4%)
Federated Department Stores, Inc.	29,222	1,114
TJX Cos., Inc. †	129,700	3,694

	Shares	Value
Electric Services (5.4%)
American Electric Power Co., Inc.	101,400	$4,318
Energy East Corp.	98,200	2,435
FirstEnergy Corp.	47,900	2,884
PPL Corp.	82,500	2,957
SCANA Corp.	79,700	3,237
Westar Energy, Inc.	123,300	3,201
Electric, Gas & Sanitary Services (1.8%)
PG&E Corp.	68,000	3,218
Republic Services, Inc.	76,500	3,111
Electrical Goods (1.9%)
Arrow Electronics, Inc. ‡	98,400	3,105
Carlisle Cos., Inc.	47,500	3,729
Electronic & Other Electric Equipment (1.0%)
Ametek, Inc.	114,600	3,649
Electronic Components & Accessories (0.8%)
Amphenol Corp.–Class A	44,000	2,732
Fabricated Metal Products (2.6%)
Crane Co.	81,600	2,990
Fortune Brands, Inc.	71,800	6,131
Food & Kindred Products (0.7%)
Del Monte Foods Co.	214,600	2,367
Gas Production & Distribution (5.9%)
Energen Corp.	84,900	3,985
Kinder Morgan, Inc.	55,200	5,837
Questar Corp.	52,100	4,327
UGI Corp.	99,400	2,712
Williams Cos., Inc. (The)	160,100	4,182
Health Services (4.8%)
Community Health Systems, Inc. ‡	101,400	3,703
Coventry Health Care, Inc. †‡	154,750	7,745
Omnicare, Inc. †	71,700	2,770
Quest Diagnostics, Inc.	51,300	2,719
Holding & Other Investment Offices (3.8%)
istar Financial, Inc. REIT	97,700	4,672
Plum Creek Timber Co., Inc. REIT	28,300	1,128
Rayonier, Inc.	85,043	3,491
Vornado Realty Trust REIT	33,900	4,119
Hotels & Other Lodging Places (1.2%)
Hilton Hotels Corp.	125,800	4,390
Industrial Machinery & Equipment (2.0%)
American Standard Cos., Inc.	70,300	3,223
Dover Corp.	80,600	3,951

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 4

J.P. Morgan Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Insurance (9.9%)
Assurant, Inc. †	155,700	$8,602
Cincinnati Financial Corp.	91,625	4,152
Everest Re Group, Ltd.	28,000	2,747
IPC Holdings, Ltd.	48,600	1,528
MGIC Investment Corp. †	41,600	2,602
Old Republic International Corp.	251,225	5,849
OneBeacon Insurance Group, Ltd. ‡	45,600	1,277
Principal Financial Group	57,500	3,375
SAFECO Corp.	27,700	1,733
W.R. Berkley Corp.	88,300	3,047
Metal Cans & Shipping Containers (1.4%)
Ball Corp.	112,100	4,888
Mining (1.7%)
Vulcan Materials Co. †	66,200	5,949
Oil & Gas Extraction (2.1%)
Devon Energy Corp.	72,900	4,890
Helix Energy Solutions Group, Inc. ‡	78,000	2,447
Pharmaceuticals (2.2%)
Henry Schein, Inc. †‡	22,759	1,115
Sigma-Aldrich Corp. †	54,900	4,267
Warner Chilcott, Ltd.–Class A †‡	162,700	2,249
Primary Metal Industries (0.5%)
Mueller Water Products, Inc.–Class B ‡	115,466	1,720
Printing & Publishing (1.8%)
McClatchy Co.–Class A †	67,700	2,931
Washington Post–Class B †	4,720	3,519
Railroads (1.0%)
Norfolk Southern Corp.	68,800	3,460
Real Estate (2.3%)
Brookfield Properties Co.	123,150	4,844
Forest City Enterprises, Inc.–Class A	57,700	3,370
Residential Building Construction (0.7%)
Walter Industries, Inc.	86,700	2,345
Restaurants (1.9%)
Applebees International, Inc. †	157,800	3,893
OSI Restaurant Partners, Inc.	73,500	2,881
Retail Trade (1.3%)
Tiffany & Co.	121,300	4,760
Rubber & Misc. Plastic Products (0.5%)
Jarden Corp. ‡	51,800	1,802
Savings Institutions (0.5%)
Webster Financial Corp.	38,700	1,885

	Shares	Value
Security & Commodity Brokers (1.2%)
E*TRADE Financial Corp. ‡	116,500	$2,612
T. Rowe Price Group, Inc.	40,600	1,777
Telecommunications (3.9%)
CenturyTel, Inc.	124,800	5,449
Telephone & Data Systems, Inc.	75,100	3,725
Windstream Corp.	333,660	4,745
Wholesale Trade Nondurable Goods (2.1%)
Dean Foods Co. ‡	81,500	3,446
SUPERVALU, Inc.	109,400	3,911
Total Common Stocks (cost: $295,398)		343,754
	Principal	Value
SECURITY LENDING COLLATERAL (12.5%)
Debt (11.8%)
Bank Notes (0.4%)
Bank of America
5.32%, due 02/16/2007	$1,247	$1,247
Commercial Paper (2.7%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	499 249 239	499 249 239
Charta LLC–144A 5.30%, due 01/31/2007	673	673
CIESCO LLC 5.31%, due 01/04/2007	249	249
Clipper Receivables Corp. 5.30%, due 01/31/2007	624	624
Compass Securitization–144A 5.30%, due 01/09/2007	791	791
CRC Funding LLC–144A 5.34%, due 01/23/2007	125	125
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	941	941
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	249	249
General Electric Capital Corp. 5.30%, due 01/26/2007	352	352
Greyhawk Funding–144A 5.31%, due 01/12/2007	249	249
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	372	372
Liberty Street–144A 5.31%, due 01/17/2007	373	373
Old Line Funding LLC–144A 5.35%, due 01/04/2007	249	249

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 5

J.P. Morgan Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	$249	$249
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	249 613 240	249 613 240
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	368	368
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	499	499
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	125 249	125 249
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	616 249	616 249
Euro Dollar Overnight (1.5%)
Abbey National PLC 5.28%, due 01/05/2007	1,247	1,247
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	374	374
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	249	249
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	499 499	499 499
Societe Generale 5.31%, due 01/02/2007	748	748
Svenska Handlesbanken 5.25%, due 01/02/2007	439	439
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	374 499 499	374 499 499
Euro Dollar Terms (5.4%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	748 374 374	748 374 374
Barclays 5.31%, due 02/20/2007	1,247	1,247
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	624 1,247 624	624 1,247 624
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	1,247	1,247

	Principal	Value
Euro Dollar Terms (continued)
Citigroup
5.31%, due 03/05/2007	$1,172	$1,172
5.31%, due 03/16/2007	1,247	1,247
Dexia Group 5.29%, due 01/16/2007	748	748
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	748 748	748 748
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	1,247 748	1,247 748
Lloyds TSB Bank 5.30%, due 02/26/2007	249	249
Marshall & Ilsley Bank 5.30%, due 03/19/2007	374	374
Rabobank Nederland 5.30%, due 03/05/2007	748	748
Royal Bank of Canada 5.31%, due 02/14/2007	748	748
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	748 374 374	748 374 374
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	499 1,247	499 1,247
The Bank of the West 5.29%, due 01/17/2007	623	623
Repurchase Agreements (1.8%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $366 on 01/02/2007	366	366
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $4,545 on 01/02/2007	4,543	4,543
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $513 on 01/02/2007	513	513
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $777 on 01/02/2007	777	777
	Shares	Value
Investment Companies (0.7%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	2,480,655	$2,481
Total Security Lending Collateral (cost: $44,172)		44,172
Total Investment Securities (cost: $339,570) #		$387,926

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 6

J.P. Morgan Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $42,830.

‡  Non-income producing.

††  Cash collateral for the Repurchase Agreements, valued at $6,403, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.12% and 01/16/2007 - 12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $340,257. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $50,738 and $3,069, respectively. Net unrealized appreciation for tax purposes is $47,669.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $7,601 or 2.1% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 7

J.P. Morgan Mid Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $339,570) (including securities loaned of $42,830)	$387,926
Cash	10,412
Receivables:
Investment securities sold	102
Interest	41
Income from loaned securities	1
Dividends	639
	399,121
Liabilities:
Investment securities purchased	556
Accounts payable and accrued liabilities:
Shares redeemed	19
Management and advisory fees	310
Service fees	—	(a)
Administration fees	6
Payable for collateral for securities on loan	44,172
Other	44
	45,107
Net Assets	$354,014
Net Assets Consist of:
Capital stock ($.01 par value)	$213
Additional paid-in capital	279,700
Undistributed (accumulated) net investment income (loss)	3,545
Undistributed (accumulated) net realized gain (loss) from investment securities	22,200
Net unrealized appreciation (depreciation) on investment securities	48,356
Net Assets	$354,014
Net Assets by Class:
Initial Class	$353,498
Service Class	516
Shares Outstanding:
Initial Class	21,293
Service Class	31
Net Asset Value and Offering Price Per Share:
Initial Class	$16.60
Service Class	16.54

(a)  Rounds to less than $1.

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $11)	$6,095
Interest	289
Income from loaned securities-net	87
6,471
Expenses:
Management and advisory fees	2,776
Printing and shareholder reports	46
Custody fees	48
Administration fees	68
Legal fees	7
Audit fees	17
Trustees fees	25
Service fees:
Service Class	1
Other	7
Total expenses	2,995
Net Investment Income (Loss)	3,476
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	23,244
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	27,408
Net Realized and Unrealized Gain (Loss) on Investment Securities	50,652
Net Increase (Decrease) in Net Assets Resulting from Operations	$54,128

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 8

J.P. Morgan Mid Cap Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$3,476	$2,875
Net realized gain (loss) from investment securities	23,244	32,081
Change in unrealized appreciation (depreciation) on investment securities	27,408	(3,532)
	54,128	31,424
Distributions to Shareholders:
From net investment income:
Initial Class	(2,803)	(804)
Service Class	(3)	—
	(2,806)	(804)
From net realized gains:
Initial Class	(32,907)	(5,735)
Service Class	(49)	(10)
	(32,956)	(5,745)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	3,146	130,230
Service Class	17	455
	3,163	130,685
Dividends and distributions reinvested:
Initial Class	35,710	6,539
Service Class	52	10
	35,762	6,549
Cost of shares redeemed:
Initial Class	(42,069)	(119,133)
Service Class	(199)	(364)
	(42,268)	(119,497)
	(3,343)	17,737
Net increase (decrease) in net assets	15,023	42,612
Net Assets:
Beginning of year	338,991	296,379
End of year	$354,014	$338,991
Undistributed (accumulated) net investment income (loss)	$3,545	$2,875

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	192	8,511
Service Class	1	30
	193	8,541
Shares issued-reinvested from distributions:
Initial Class	2,363	422
Service Class	3	1
	2,366	423
Shares redeemed:
Initial Class	(2,554)	(7,619)
Service Class	(12)	(24)
	(2,566)	(7,643)
Net increase (decrease) in shares outstanding:
Initial Class	1	1,314
Service Class	(8)	7
	(7)	1,321

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 9

J.P. Morgan Mid Cap Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$15.89	$0.17	$2.39	$2.56	$(0.15)	$(1.70)	$(1.85)	$16.60
	12/31/2005	14.81	0.13	1.22	1.35	(0.03)	(0.24)	(0.27)	15.89
	12/31/2004	12.93	0.08	1.81	1.89	(0.01)	-	(0.01)	14.81
	12/31/2003	9.85	0.01	3.08	3.09	(0.01)	-	(0.01)	12.93
	12/31/2002	11.29	0.01	(1.45)	(1.44)	-	-	-	9.85
Service Class	12/31/2006	15.83	0.13	2.37	2.50	(0.09)	(1.70)	(1.79)	16.54
	12/31/2005	14.77	0.09	1.22	1.31	(0.01)	(0.24)	(0.25)	15.83
	12/31/2004	12.92	0.04	1.82	1.86	(0.01)	-	(0.01)	14.77
	12/31/2003	10.21	(0.01)	2.72	2.71	-	-	-	12.92

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)				Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)		Total (e)		Net Assets (f)	Rate (g)
Initial Class	12/31/2006	17.25%	$353,498	0.88%		0.88%		1.02%	40%
	12/31/2005	9.15	338,377	0.89	(h)	0.89	(h)	0.82	68
	12/31/2004	14.58	295,909	1.00	(i)	1.00	(i)	0.58	109
	12/31/2003	31.42	74,375	1.00		1.02		0.10	73
	12/31/2002	(12.72)	50,204	1.00		1.14		0.13	85
Service Class	12/31/2006	16.96	516	1.13		1.13		0.77	40
	12/31/2005	8.86	614	1.14	(h)	1.14	(h)	0.59	68
	12/31/2004	14.36	470	1.25	(i)	1.25	(i)	0.27	109
	12/31/2003	26.54	310	1.25		1.28		(0.14)	73

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  J.P. Morgan Mid Cap Value (the "Fund") share classes commenced operations as follows:

Initial Class – May 3, 1999
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

(h)  Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively (see Note 2).

(i)  Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively (see Note 2).

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 10

J.P. Morgan Mid Cap Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. J.P. Morgan Mid Cap Value (the "Fund") is a part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $37, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 11

J.P. Morgan Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation – Conservative Portfolio	$20,022	5.66%
Asset Allocation – Growth Portfolio	45,926	12.97%
Asset Allocation – Moderate Growth Portfolio	179,790	50.79%
Asset Allocation – Moderate Portfolio	34,692	9.80%
Total	$280,430	79.22%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.85% of the first $100 million of ANA
0.80% of ANA over $100 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 12

J.P. Morgan Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $17. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $14. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$133,598
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	171,029
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$1,999
Long-term Capital Gain	4,550
2006 Distributions paid from:
Ordinary Income	16,477
Long-term Capital Gain	19,285

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$8,049
Undistributed Long-term Capital Gain	$18,383
Capital Loss Carryforward	$—
Net Unrealized Appreciation (Depreciation)	$47,669

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 13

J.P. Morgan Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
J.P. Morgan Mid Cap Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Mid Cap Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 15

J.P. Morgan Mid Cap Value

SUPPLEMENT TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $19,285 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 16

J.P. Morgan Mid Cap Value

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between J.P. Morgan Mid Cap Value Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and J.P. Morgan Investment Management, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser had achieved acceptable performance and favorably noted the Portfolio's above median performance, relative to its peers for the two-year period, while noting that performance had lagged over the one-, three- and five-year periods. The Board took into consideration that long-term performance includes the performance record of the Portfolio's previous sub-adviser, and that performance was improving under the Sub-Adviser. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio are acceptable and generally comparable to industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services,

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 17

J.P. Morgan Mid Cap Value (continued)

TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of an asset-based breakpoint in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. The Board noted that the Portfolio is closed to new investors and investments, except that it may continue selling its shares to the asset allocation funds, which may limit the Portfolio's ability to realize economies of scale. The Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including soft-dollar benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

J.P. Morgan Mid Cap Value 18

Legg Mason Partners All Cap

MARKET ENVIRONMENT

2006 witnessed the fourth year of the current U.S. bull market. The market has tended to experience market bottoms approximately every four years but there have been exceptions such as 1957-1962 and 1982-1987. We believe the overall market is overbought and that we may see a correction. However, with all the private equity money on the sidelines, the economy still operating at satisfactory levels, and inflation still under control, we believe chances are good that the next significant market low may lie in the future.

The big story in the latter part of 2006 is the leadership change away from smaller companies to larger ones. This trend may be driven by a deceleration in earnings growth for smaller companies. With extended valuations and a decline in earnings growth rates, corrections in the overall market could be substantial in the smaller company segment. We have noticed that speculation in the smaller company segment in recent months has focused on those companies with little or no earnings and leveraged balance sheets. This might make sense at the beginning of an economic cycle, but not toward the end of one.

We believe corporate profit growth may decelerate, but that declining oil prices may more than offset. After three years in which price-to-earning ("P/E") ratios contracted, we believe that 2007 could be a year in which there may be modest P/E expansion. Two multiple points of expansion would generate double-digit market gains, assuming all other things being equal, which they rarely are.

PERFORMANCE

For the year ended December 31, 2006, Legg Mason Partners All Cap, Initial Class returned 18.56%. By comparison its benchmark, the Russell 3000 Index, returned 15.72%. Effective October 27, 2006, Salomon All Cap was renamed Legg Mason Partners All Cap and changed its sub-adviser from Salomon Brothers Asset Management Inc. to ClearBridge Advisors, LLC.

STRATEGY REVIEW

Larger companies are growing their earnings at an increasingly attractive rate versus smaller companies. This may explain why we appear to be in the early stages of a leadership change favoring larger companies. In anticipation of this, our portfolios hold a record level of over 80% in larger capitalization stocks. Larger companies are at attractive relative value levels vs. smaller companies but this is not the only factor in their favor. Volatility measures for the market are historically low and should volatility increase, larger companies often do better in this type of environment. For example, when volatility, as measured by the Chicago Board Options Exchange Volatility Index ("VIX"), bottomed in the mid-1990's and then increased, the market leadership centered on larger companies. Larger U.S. based companies are often referred to as multinationals because they do business worldwide. In fact, many of our holdings derive 40-80% of their revenues from abroad. Should the U.S. Dollar experience modest weakness in 2007, which we believe will happen, companies with significant foreign exposure would be beneficiaries.

The portfolio's holdings in the financials, information technology, and consumer discretionary sectors were the largest contributors to absolute performance during the reporting period. In contrast, stocks in the telecommunications services and materials sectors were the smallest contributors to results. In terms of individual stocks, the largest contributors to performance were Cisco Systems, Inc, Merrill Lynch & Co. Inc., RTI International Metals, Inc., The Walt Disney Company, and Raytheon Company. The largest detractors to performance were Amgen Inc., Murphy Oil Corporation, The Dow Chemical Company, Clear Channel Communications, Inc., and Motorola, Inc.

John J. Goode
Peter J. Hable
Portfolio Managers
ClearBridge Advisors, LLC

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 1

Legg Mason Partners All Cap

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	From Inception	Inception Date
Initial Class	18.56%	6.50%	8.83%	5/3/99
Russell 3000[1]	15.72%	7.18%	3.44%	5/3/99
Service Class	18.29%	–	16.04%	5/1/03

NOTES

1  The Russell 3000 (Russell 3000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Effective October 27, 2006, the portfolio was renamed Legg Mason Partners All Cap and ClearBridge Advisors, LLC became sub-adviser for the portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 2

Legg Mason Partners All Cap

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,128.80	0.88%	$4.72
Hypothetical (b)	1,000.00	1,020.77	0.88	4.48
Service Class
Actual	1,000.00	1,127.60	1.13	6.06
Hypothetical (b)	1,000.00	1,019.51	1.13	5.75

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 3

Legg Mason Partners All Cap

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.4%)
Aerospace (1.5%)
Boeing Co. (The)	65,900	$5,855
Amusement & Recreation Services (2.4%)
Disney (Walt) Co. (The)	270,234	9,261
Apparel & Accessory Stores (1.0%)
Gap (The), Inc. †	190,100	3,707
Automotive (0.9%)
Lear Corp. †	112,842	3,332
Beverages (0.6%)
Molson Coors Brewing Co.–Class B	32,200	2,461
Business Services (2.5%)
eBay, Inc. ‡	82,200	2,472
Interpublic Group of Cos., Inc. ‡	595,200	7,285
Chemicals & Allied Products (2.7%)
Dow Chemical Co. (The)	104,219	4,163
du Pont (E.I.) de Nemours & Co.	128,200	6,245
Commercial Banks (6.4%)
Bank of America Corp.	168,552	8,999
JP Morgan Chase & Co.	220,600	10,655
State Street Corp.	74,820	5,046
Communications Equipment (2.5%)
Motorola, Inc.	233,500	4,801
Nokia Corp., ADR	226,300	4,598
Computer & Data Processing Services (2.9%)
Microsoft Corp.	284,630	8,499
VeriSign, Inc. ‡	99,200	2,386
Wave Systems Corp.–Class A †‡	93,600	241
Computer & Office Equipment (4.5%)
Cisco Systems, Inc. ‡	427,712	11,689
International Business Machines Corp.	58,500	5,683
Diversified (2.3%)
Honeywell International, Inc.	193,806	8,768
Electronic & Other Electric Equipment (0.1%)
General Electric Co.	10,400	387
Electronic Components & Accessories (2.9%)
Intel Corp.	51,000	1,033
Novellus Systems, Inc. ‡	112,700	3,879
Taiwan Semiconductor Manufacturing Co., Ltd., ADR †	514,598	5,625
Verigy, Ltd. ‡	27,442	487
Fabricated Metal Products (0.3%)
Simpson Manufacturing Co., Inc. †	31,600	1,000

	Shares	Value
Food & Kindred Products (2.6%)
Smithfield Foods, Inc. ‡	14,000	$359
Unilever PLC	159,930	4,470
Unilever PLC, Sponsored ADR	180,774	5,029
Food Stores (1.4%)
Safeway, Inc. †	151,400	5,232
Gas Production & Distribution (1.0%)
Williams Cos., Inc. (The)	144,800	3,782
Health Services (0.8%)
Enzo Biochemical, Inc. †‡	211,014	3,011
Industrial Machinery & Equipment (3.9%)
Applied Materials, Inc.	242,700	4,478
Baker Hughes, Inc.	38,700	2,889
Caterpillar, Inc.	85,324	5,233
Deere & Co.	24,600	2,339
Instruments & Related Products (3.5%)
Agilent Technologies, Inc. ‡	114,200	3,980
Raytheon Co.	181,700	9,594
Insurance (8.1%)
American International Group, Inc.	71,700	5,138
Chubb Corp.	135,000	7,143
CNA Surety Corp. ‡	205,800	4,425
MGIC Investment Corp.	88,300	5,522
PMI Group, Inc. (The) †	189,300	8,929
Insurance Agents, Brokers & Service (0.7%)
Hartford Financial Services Group, Inc. (The)	29,000	2,706
Lumber & Other Building Materials (1.7%)
Home Depot, Inc. (The)	165,100	6,630
Lumber & Wood Products (1.3%)
Weyerhaeuser Co.	72,200	5,101
Medical Instruments & Supplies (0.1%)
Medtronic, Inc.	3,900	209
Metal Mining (0.1%)
AngloGold Ashanti, Ltd., ADR	4,400	207
Newmont Mining Corp.	4,300	194
Motion Pictures (5.1%)
News Corp., Inc.–Class A	234,800	5,044
News Corp., Inc.–Class B †	287,800	6,406
Time Warner, Inc.	375,600	8,181
Oil & Gas Extraction (4.5%)
Anadarko Petroleum Corp.	112,300	4,887
BJ Services Co.	53,200	1,560
GlobalSantaFe Corp.	66,600	3,915
Halliburton Co.	119,200	3,701
Schlumberger, Ltd.	52,400	3,310

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 4

Legg Mason Partners All Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Paper & Allied Products (0.6%)
Kimberly-Clark Corp.	32,200	$2,188
Petroleum Refining (3.7%)
Chevron Corp.	51,400	3,779
ConocoPhillips	29,300	2,108
Exxon Mobil Corp.	47,600	3,648
Murphy Oil Corp. †	87,900	4,470
Pharmaceuticals (13.0%)
Abbott Laboratories	178,138	8,677
GlaxoSmithKline PLC, ADR †	114,600	6,046
Johnson & Johnson	115,300	7,612
Lilly (Eli) & Co.	67,800	3,532
Novartis AG, ADR	131,600	7,559
Pfizer, Inc.	298,200	7,723
Wyeth	166,907	8,499
Primary Metal Industries (2.1%)
Alcoa, Inc.	157,949	4,740
RTI International Metals, Inc. †‡	42,100	3,293
Radio & Television Broadcasting (2.2%)
Pearson PLC	567,000	8,561
Retail Trade (1.9%)
Wal-Mart Stores, Inc.	161,200	7,444
Security & Commodity Brokers (4.6%)
American Express Co.	99,200	6,019
Franklin Resources, Inc.	12,300	1,355
Merrill Lynch & Co., Inc.	111,300	10,362
Telecommunications (2.0%)
Vodafone Group PLC, ADR †	279,394	7,762
Total Common Stocks (cost: $284,370)		377,538
	Principal	Value
SHORT-TERM OBLIGATIONS (1.7%)
Repurchase Agreements (1.7%)
Investors Bank & Trust Co. 3.50%, dated 12/29/2006 to be repurchased at $6,670 on 01/02/2007 nl	$6,667	$6,667
Total Short-Term Obligations (cost: $6,667)		6,667
SECURITY LENDING COLLATERAL (11.6%)
Debt (10.9%)
Bank Notes (0.3%)
Bank of America 5.32%, due 02/16/2007	1,251	1,251

	Principal	Value
Commercial Paper (2.6%)
Barton Capital LLC–144A 5.32%, due 01/16/2007	$500	$500
5.30%, due 01/17/2007	250	250
5.30%, due 01/17/2007	240	240
Charta LLC–144A 5.30%, due 01/31/2007	675	675
CIESCO LLC 5.31%, due 01/04/2007	250	250
Clipper Receivables Corp. 5.30%, due 01/31/2007	625	625
Compass Securitization–144A 5.30%, due 01/09/2007	793	793
CRC Funding LLC–144A 5.34%, due 01/23/2007	125	125
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	943	943
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	250	250
General Electric Capital Corp. 5.30%, due 01/26/2007	353	353
Greyhawk Funding–144A 5.31%, due 01/12/2007	250	250
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	373	373
Liberty Street–144A 5.31%, due 01/17/2007	375	375
Old Line Funding LLC–144A 5.35%, due 01/04/2007	250	250
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	250	250
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007	250	250
5.31%, due 01/08/2007	615	615
5.33%, due 02/08/2007	241	241
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	370	370
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	500	500
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	125 250	125 250
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	618 250	618 250

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 5

Legg Mason Partners All Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (1.4%)
Abbey National PLC 5.28%, due 01/05/2007	$1,251	$1,251
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	375	375
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	250	250
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	500 500	500 500
Societe Generale 5.31%, due 01/02/2007	751	751
Svenska Handlesbanken 5.25%, due 01/02/2007	440	440
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	375 500 500	375 500 500
Euro Dollar Terms (5.0%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	750 375 375	750 375 375
Barclays 5.31%, due 02/20/2007	1,251	1,251
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	625 1,251 625	625 1,251 625
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	1,251	1,251
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	1,176 1,251	1,176 1,251
Dexia Group 5.29%, due 01/16/2007	750	750
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	750 750	750 750

	Principal	Value
Euro Dollar Terms (continued)
HBOS Halifax Bank of Scotland
5.30%, due 01/08/2007	$1,251	$1,251
5.31%, due 03/14/2007	750	750
Lloyds TSB Bank 5.30%, due 02/26/2007	250	250
Marshall & Ilsley Bank 5.30%, due 03/19/2007	375	375
Rabobank Nederland 5.30%, due 03/05/2007	750	750
Royal Bank of Canada 5.31%, due 02/14/2007	750	750
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	750 375 375	750 375 375
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	500 1,251	500 1,251
The Bank of the West 5.29%, due 01/17/2007	625	625
Repurchase Agreements (1.6%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $367 on 01/02/2007	367	367
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $4,558 on 01/02/2007	4,556	4,556
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $514 on 01/02/2007	514	514
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $779 on 01/02/2007	779	779
	Shares	Value
Investment Companies (0.7%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	2,487,818	$2,488
Total Security Lending Collateral (cost: $44,300)		44,300
Total Investment Securities (cost: $335,337) #		$428,505

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $42,647.

‡  Non-income producing.

n  At December 31, 2006, repurchase agreements excluding collateral for securities on loan are collateralized by a U.S. Government Agency Obligation with an interest rate and maturity date of 3.91% and 09/01/2033, respectively, and with a market value plus accrued interest of $7,001.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 6

Legg Mason Partners All Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

††  Cash collateral for the Repurchase Agreements, valued at $6,422, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

l  Investors Bank and Trust Co., a wholly-owned subsidiary of Investors Financial Services Corp., serves as the accounting, custody and lending agent for the Fund and provides various administrative services on behalf of the Funds.

#  Aggregate cost for federal income tax purposes is $335,972. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $93,815 and $1,282, respectively. Net unrealized appreciation for tax purposes is $92,533.

DEFINITIONS:

144A  44A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $7,625 or 2.0% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 7

Legg Mason Partners All Cap

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $335,337) (including securities loaned of $42,647)	$428,505
Cash	50
Receivables:
Shares sold	47
Interest	8
Dividends	535
429,145
Liabilities:
Investment securities purchased	848
Accounts payable and accrued liabilities:
Shares redeemed	152
Management and advisory fees	260
Service fees	3
Administration fees	7
Payable for collateral for securities on loan	44,300
Other	73
45,643
Net Assets	$383,502
Net Assets Consist of:
Capital stock ($.01 par value)	$260
Additional paid-in capital	267,865
Undistributed (accumulated) net investment income (loss)	4,566
Undistributed (accumulated) net realized gain (loss) from investment securities	17,643
Net unrealized appreciation (depreciation) on investment securities	93,168
Net Assets	$383,502
Net Assets by Class:
Initial Class	$370,692
Service Class	12,810
Shares Outstanding:
Initial Class	25,167
Service Class	872
Net Asset Value and Offering Price Per Share:
Initial Class	$14.73
Service Class	14.69

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $36)	$7,435
Interest	341
Income from loaned securities-net	96
7,872
Expenses:
Management and advisory fees	2,998
Printing and shareholder reports	105
Custody fees	48
Administration fees	75
Legal fees	7
Audit fees	17
Trustees fees	28
Service fees:
Service Class	26
Other	7
Total expenses	3,311
Net Investment Income (Loss)	4,561
Net Realized Gain (Loss) from:
Investment securities	18,606
Foreign currency transactions	4
18,610
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on: Investment securities	40,612
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	59,222
Net Increase (Decrease) in Net Assets Resulting from Operations	$63,783

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 8

Legg Mason Partners All Cap

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$4,561	$3,704
Net realized gain (loss) from investment securities and foreign currency transactions	18,610	59,197
Change in unrealized appreciation (depreciation) on investment securities	40,612	(42,305)
	63,783	20,596
Distributions to Shareholders:
From net investment income:
Initial Class	(3,581)	(3,288)
Service Class	(89)	(39)
	(3,670)	(3,327)
From net realized gains:
Initial Class	(49,991)	–
Service Class	(1,528)	–
	(51,519)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	24,165	19,785
Service Class	4,192	3,665
	28,357	23,450
Dividends and distributions reinvested:
Initial Class	53,572	3,288
Service Class	1,617	39
	55,189	3,327
Cost of shares redeemed:
Initial Class	(94,817)	(272,070)
Service Class	(1,874)	(2,829)
	(96,691)	(274,899)
	(13,145)	(248,122)
Net increase (decrease) in net assets	(4,551)	(230,853)
Net Assets:
Beginning of year	388,053	618,906
End of year	$383,502	$388,053
Undistributed (accumulated) net investment income (loss)	$4,566	$3,671

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	1,625	1,392
Service Class	284	261
	1,909	1,653
Shares issued–reinvested from distributions:
Initial Class	4,068	230
Service Class	123	2
	4,191	232
Shares redeemed:
Initial Class	(6,322)	(18,830)
Service Class	(126)	(200)
	(6,448)	(19,030)
Net increase (decrease) in shares outstanding:
Initial Class	(629)	(17,208)
Service Class	281	63
	(348)	(17,145)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 9

Legg Mason Partners All Cap

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$14.71	$0.18	$2.26	$2.44	$(0.16)	$(2.26)	$(2.42)	$14.73
	12/31/2005	14.22	0.10	0.48	0.58	(0.09)	–	(0.09)	14.71
	12/31/2004	13.06	0.07	1.12	1.19	(0.03)	–	(0.03)	14.22
	12/31/2003	9.70	0.04	3.36	3.40	(0.04)	–	(0.04)	13.06
	12/31/2002	13.06	0.06	(3.28)	(3.22)	(0.10)	(0.04)	(0.14)	9.70
Service Class	12/31/2006	14.68	0.15	2.25	2.40	(0.13)	(2.26)	(2.39)	14.69
	12/31/2005	14.21	0.06	0.48	0.54	(0.07)	–	(0.07)	14.68
	12/31/2004	13.08	0.06	1.10	1.16	(0.03)	–	(0.03)	14.21
	12/31/2003	10.13	0.01	2.94	2.95	–	–	–	13.08

		Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	18.56%	$370,692	0.88%	1.22%	15%
	12/31/2005	4.08	379,373	0.86	0.68	33
	12/31/2004	9.14	611,410	0.87	0.53	36
	12/31/2003	35.15	599,732	0.86	0.32	17
	12/31/2002	(24.71)	308,823	0.91	0.56	134
Service Class	12/31/2006	18.29	12,810	1.13	0.99	15
	12/31/2005	3.81	8,680	1.11	0.44	33
	12/31/2004	8.90	7,496	1.13	0.42	36
	12/31/2003	29.12	1,239	1.12	0.14	17

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Salomon All Cap (the "Fund") share classes commenced operations as follows:

Initial Class – May 3, 1999

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 10

Legg Mason Partners All Cap

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Legg Mason Partners All Cap (the "Fund") is part of ATST. The Fund is "non-diversified" under the 1940 Act.

Effective October 27, 2006, Salomon All Cap changed its name to Legg Mason Partners All Cap and changed its sub-adviser from Salomon Brothers Asset Management Inc to ClearBridge Advisors, LLC.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $57 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $41, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 11

Legg Mason Partners All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.90% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $19. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 12

Legg Mason Partners All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $16. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$53,501
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	114,285
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

These differences are primarily due to differing treatment for items including, but not limited to, wash sales, and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$4
Undistributed (accumulated) net realized gain (loss) from investment securities	(4)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$3,327
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	3,670
Long-term Capital Gain	51,519

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$5,501
Undistributed Long-term Capital Gain	$17,343
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$92,533

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund,

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 13

Legg Mason Partners All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 5.–(continued)

there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Legg Mason Partners All Cap (formerly Salomon All Cap)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Partners All Cap (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 15

Legg Mason Partners All Cap

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $51,519 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 16

Legg Mason Partners All Cap

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Legg Mason Partners All Cap Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and ClearBridge Advisors, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, a majority of the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including a majority of the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2006. The Board favorably noted the strong performance of the Portfolio in comparison to its peers over the past one-year trailing period, which represented a notable improvement compared to the Portfolio's performance over the past two-, three- and five-year trailing periods. In this regard, the Board favorably noted a new management fee pricing schedule with lower fees, which could help improve performance. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. The Trustees noted that the management fees and overall expense ratio of the Portfolio could be improved, but that the Portfolio's performance was strong compared to peer funds, and the new, lower advisory fee schedule could help improve the Portfolio's expense level. On the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 17

Legg Mason Partners All Cap (continued)

statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows. The Board also noted that new asset-based fee breakpoint levels were negotiated, and that the Sub-Adviser calculates its sub-advisory fee based on the combined net assets of both the Portfolio and another investment company advised by TFAI, which may allow for greater realization of economies of scale in the future. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting, and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders. The Trustees also considered the recent change in control of the Sub-Adviser and its still ongoing reorganization within its new corporate group, as well as consequences of these changes on the Portfolio. In this regard, the Trustees took note of the recent improvement of the Portfolio's performance.

AEGON/Transamerica Series Trust

Annual Report 2006

Legg Mason Partners All Cap 18

Marsico Growth

MARKET ENVIRONMENT

U.S. large capitalization equities, as measured by the Standard and Poor's 500 Composite Stock Index ("S&P 500") posted a return of 15.78% for the year ended December 31, 2006. From the perspective of the Global Industry Classification Standards ("GICS") sector performance (in the S&P 500), all ten sectors had positive gains for the year. Telecommunication services and energy posted the highest returns, while areas such as health care and information technology were the laggards of the group.

At an industry level, the top-performing groups included real estate, media, automobiles and components, and diversified financials. Only one industry group had a negative return for the year, semiconductors and semi equipment.

PERFORMANCE

For the year ended December 31, 2006, Marsico Growth, Initial Class returned 5.36%. By comparison its primary and secondary benchmarks, the S&P 500 and Russell 1000 Growth Index, returned 15.78% and 9.07%, respectively.

STRATEGY REVIEW

In reviewing Marsico Growth's annual investment results, several factors emerged as primary detractors to the portfolio's performance results in the period. Decisively the largest negative factor was the portfolio's holdings and overweighted posture in the health care sector. Price declines in UnitedHealth Group Incorporated (–14% price return, the largest individual detractor), Genentech, Inc. (–12%), and Medtronic, Inc. (–18% prior to being sold) were exacerbated by the portfolio's emphasis in the sector, which was a relatively weak performer for the benchmark index.

Energy was an area of strength for the benchmark index with an absolute return of +24%. The portfolio's underweighted posture in the sector, therefore, proved to be an opportunity cost and price declines in Peabody Energy Corporation and Halliburton Company (–6% and –10%, respectively, prior to being sold) further hurt results.

Technology hardware and equipment companies Apple Inc. (–13%), QUALCOMM Incorporated (–14%), Motorola, Inc. (–4%), and Texas Instruments Instruments (–13%), all of which were sold during the period, detracted materially from results.

Finally, the portfolio's emphasis and specific holdings in homebuilding and home improvement-related retailers, including KB Home (–28%), The Home Depot, Inc. (–17%, prior to being sold), Lowe's Companies, Inc. (–6%), and Lennar Corporation (–13%), were negative factors.

Several factors had a positive impact on performance results. The most significant factor was stock selection and emphasis in the consumer services industry, including MGM Mirage (+56%), Las Vegas Sands Corp. (+79%), Wynn Resorts, Limited (+83%), Yum! Brands, Inc. (+27%), and Starbucks Corporation (+18%).

The portfolio's diversified financials holdings were also significant performance contributors with The Goldman Sachs Group, Inc. (+57%, the largest individual positive contributor), Chicago Mercantile Exchange Holdings Inc. (+19% prior to being sold), and Lehman Brothers Holdings Inc. (+23%) appreciating significantly.

Maintaining little or no exposure to the semiconductor and semi equipment, and software and services industry groups, both of which were relatively weak performers for the benchmark index, benefited the portfolio.

Thomas F. Marsico

Portfolio Manager
Marsico Capital Management, LLC*

*  Columbia Management Advisors, LLC entered into an agreement with Marsico under which Marsico provides portfolio management to the portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

Marsico Growth 1

Marsico Growth

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	From Inception	Inception Date
Initial Class	5.36%	3.73%	1.43%	5/3/99
S&P 500[1]	15.78%	6.19%	2.41%	5/3/99
Russell 1000 Growth[1]	9.07%	2.69%	(1.63)%	5/3/99
Service Class	5.16%	–	12.30%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Russell 1000 Growth (Russell 1000 Growth) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

Marsico Growth 2

Marsico Growth

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,070.20	0.87%	$4.54
Hypothetical (b)	1,000.00	1,020.82	0.87	4.43
Service Class
Actual	1,000.00	1,069.20	1.12	5.84
Hypothetical (b)	1,000.00	1,019.56	1.12	5.70

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Marsico Growth 3

Marsico Growth

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.7%)
Aerospace (8.1%)
Boeing Co. (The)	46,411	$4,123
General Dynamics Corp.	90,145	6,702
Lockheed Martin Corp.	45,603	4,199
United Technologies Corp.	51,273	3,206
Air Transportation (3.4%)
FedEx Corp.	70,233	7,629
Amusement & Recreation Services (0.9%)
Station Casinos, Inc. †	25,044	2,045
Apparel & Accessory Stores (0.5%)
Nordstrom, Inc.	21,482	1,060
Automotive (3.5%)
Toyota Motor Corp., ADR	58,239	7,822
Beer, Wine & Distilled Beverages (1.3%)
Heineken NV, ADR	122,204	2,903
Beverages (0.4%)
PepsiCo, Inc.	14,391	900
Chemicals & Allied Products (7.9%)
Monsanto Co.	117,251	6,159
Praxair, Inc.	33,280	1,975
Procter & Gamble Co.	148,876	9,568
Commercial Banks (7.5%)
China Merchants Bank Co., Ltd.–Class H ‡	207,500	440
Citigroup, Inc.	99,786	5,558
Industrial & Commercial Bank of China–Class H ‡	8,597,000	5,339
Wells Fargo & Co.	154,567	5,496
Communication (4.1%)
Comcast Corp.–Class A ‡	217,241	9,196
Computer & Office Equipment (3.0%)
Cisco Systems, Inc. ‡	244,188	6,674
Construction (1.1%)
KB Home †	48,903	2,508
Department Stores (2.2%)
Federated Department Stores, Inc.	131,333	5,008
Electric Services (0.5%)
NRG Energy, Inc. ‡	19,985	1,119
Electronic Components & Accessories (0.8%)
Intel Corp.	93,069	1,885
Hotels & Other Lodging Places (7.2%)
Las Vegas Sands Corp. ‡	75,575	6,762
MGM Mirage, Inc. †‡	122,928	7,050
Wynn Resorts, Ltd. †	24,319	2,282

	Shares	Value
Insurance (7.6%)
UnitedHealth Group, Inc.	316,645	$17,013
Lumber & Other Building Materials (2.5%)
Lowe's Cos., Inc.	180,253	5,615
Oil & Gas Extraction (2.2%)
Schlumberger, Ltd.	79,247	5,005
Pharmaceuticals (6.9%)
Amylin Pharmaceuticals, Inc. †‡	68,955	2,487
Genentech, Inc. ‡	126,314	10,248
Genzyme Corp. ‡	44,798	2,759
Railroads (5.2%)
Burlington Northern Santa Fe Corp.	91,124	6,726
Union Pacific Corp.	52,982	4,875
Real Estate (1.6%)
CB Richard Ellis Group, Inc.–Class A ‡	67,507	2,241
St. Joe Co. (The) †	23,209	1,243
Residential Building Construction (1.1%)
Lennar Corp.–Class A †	48,697	2,555
Restaurants (3.6%)
Starbucks Corp. ‡	91,019	3,224
Yum! Brands, Inc.	83,235	4,894
Retail Trade (2.0%)
Target Corp.	78,334	4,469
Security & Commodity Brokers (11.0%)
Goldman Sachs Group, Inc. (The)	55,768	11,117
Lehman Brothers Holdings, Inc.	86,708	6,774
UBS AG-Registered	111,438	6,723
Telecommunications (3.6%)
America Movil SA de CV–Class L, ADR	83,526	3,777
China Mobile Hong Kong, Ltd.	483,500	4,178
Total Common Stocks (cost: $177,850)		223,531
	Principal	Value
SHORT-TERM OBLIGATIONS (8.1%)
Repurchase Agreements (8.1%)
Investors Bank & Trust Co. 3.50%, dated 12/29/2006 to be repurchased at $18,139 on 01/02/2007 n l	$18,132	$18,132
Total Short-Term Obligations (cost: $18,132)		18,132
SECURITY LENDING COLLATERAL (8.0%)
Debt (7.6%)
Bank Notes (0.2%)
Bank of America 5.32%, due 02/16/2007	511	511

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Marsico Growth 4

Marsico Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (1.8%)
Barton Capital LLC–144A 5.32%, due 01/16/2007	$204	$204
5.30%, due 01/17/2007	102	102
5.30%, due 01/17/2007	98	98
Charta LLC–144A 5.30%, due 01/31/2007	276	276
CIESCO LLC 5.31%, due 01/04/2007	102	102
Clipper Receivables Corp. 5.30%, due 01/31/2007	255	255
Compass Securitization–144A 5.30%, due 01/09/2007	324	324
CRC Funding LLC–144A 5.34%, due 01/23/2007	51	51
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	385	385
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	102	102
General Electric Capital Corp. 5.30%, due 01/26/2007	144	144
Greyhawk Funding–144A 5.31%, due 01/12/2007	102	102
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	152	152
Liberty Street–144A 5.31%, due 01/17/2007	153	153
Old Line Funding LLC–144A 5.35%, due 01/04/2007	102	102
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	102	102
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	102 251 99	102 251 99
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	151	151
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	204	204
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007	51	51
5.31%, due 02/02/2007	102	102
Yorktown Capital LLC 5.30%, due 01/10/2007	252	252
5.33%, due 01/16/2007	102	102
Euro Dollar Overnight (1.0%)
Abbey National PLC 5.28%, due 01/05/2007	511	511

	Principal	Value
Euro Dollar Overnight (continued)
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	$153	$153
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	102	102
Fortis Bank 5.30%, due 01/02/2007	204	204
5.32%, due 01/03/2007	204	204
Societe Generale 5.31%, due 01/02/2007	306	306
Svenska Handlesbanken 5.25%, due 01/02/2007	180	180
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	153 204 204	153 204 204
Euro Dollar Terms (3.5%)
Bank of Nova Scotia 5.29%, due 01/30/2007	306	306
5.29%, due 02/06/2007	153	153
5.30%, due 02/27/2007	153	153
Barclays 5.31%, due 02/20/2007	510	510
Calyon 5.31%, due 02/16/2007	255	255
5.31%, due 02/22/2007	510	510
5.29%, due 03/05/2007	255	255
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	510	510
Citigroup 5.31%, due 03/05/2007	480	480
5.31%, due 03/16/2007	510	510
Dexia Group 5.29%, due 01/16/2007	306	306
Fortis Bank 5.30%, due 01/24/2007	306	306
5.30%, due 01/26/2007	306	306
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	510	510
5.31%, due 03/14/2007	306	306
Lloyds TSB Bank 5.30%, due 02/26/2007	102	102
Marshall & Ilsley Bank 5.30%, due 03/19/2007	153	153
Rabobank Nederland 5.30%, due 03/05/2007	306	306

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Marsico Growth 5

Marsico Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Royal Bank of Canada 5.31%, due 02/14/2007	$306	$306
Royal Bank of Scotland 5.28%, due 01/11/2007	306	306
5.29%, due 01/16/2007	153	153
5.29%, due 02/09/2007	153	153
Societe Generale 5.27%, due 01/19/2007	204	204
5.29%, due 02/01/2007	510	510
The Bank of the West 5.29%, due 01/17/2007	255	255
Repurchase Agreements (1.1%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $150 on 01/02/2007	150	150

	Principal	Value
Repurchase Agreements ††(continued)
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $1,860 on 01/02/2007	$1,859	$1,859
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $210 on 01/02/2007	210	210
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $318 on 01/02/2007	318	318
	Shares	Value
Investment Companies (0.4%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	1,015,139	$1,015
Total Security Lending Collateral (cost: $18,076)		18,076
Total Investment Securities (cost: $214,058) #		$259,739

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $17,571.

‡  Non-income producing.

n  At December 31, 2006, repurchase agreements excluding collateral for securities on loan are collateralized by a U.S. Government Agency Obligation with an interest rate and maturity date of 5.75% and 6/15/2034, respectively, and with a market value plus accrued interest of $19,038.

††  Cash collateral for the Repurchase Agreements, valued at $2,620, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

l  Investors Bank and Trust Co., a wholly-owned subsidiary of Investors Financial Services Corp., serves as the accounting, custody and lending agent for the Fund and provides various administrative services on behalf of the Funds.

#  Aggregate cost for federal income tax purposes is $214,167. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $47,334 and $1,762, respectively. Net unrealized appreciation for tax purposes is $45,572.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $3,113 or 1.4% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Marsico Growth 6

Marsico Growth

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $214,058) (including securities loaned of $17,571)	$259,739
Cash	50
Receivables:
Shares sold	14
Interest	8
Income from loaned securities	4
Dividends	88
Dividend reclaims receivable	16
259,919
Liabilities:
Investment securities purchased	16,331
Accounts payable and accrued liabilities:
Shares redeemed	1,113
Management and advisory fees	151
Service fees	3
Administration fees	4
Payable for collateral for securities on loan	18,076
Other	35
35,713
Net Assets	$224,206
Net Assets Consist of:
Capital stock ($.01 par value)	$206
Additional paid-in capital	172,404
Undistributed (accumulated) net investment income (loss)	306
Undistributed (accumulated) net realized gain (loss) from investment securities	5,609
Net unrealized appreciation (depreciation) on investment securities	45,681
Net Assets	$224,206
Net Assets by Class:
Initial Class	$211,386
Service Class	12,820
Shares Outstanding:
Initial Class	19,429
Service Class	1,186
Net Asset Value and Offering Price Per Share:
Initial Class	$10.88
Service Class	10.81

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $52)	$1,761
Interest	275
Income from loaned securities-net	66
2,102
Expenses:
Management and advisory fees	1,626
Printing and shareholder reports	21
Custody fees	35
Administration fees	41
Legal fees	4
Audit fees	17
Trustees fees	15
Service fees:
Service Class	31
Other	5
Total expenses	1,795
Net Investment Income (Loss)	307
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	12,314
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(2,042)
Net Realized and Unrealized Gain (Loss) on Investment Securities	10,272
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,579

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Marsico Growth 7

Marsico Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$307	$235
Net realized gain (loss) from investment securities	12,314	5,855
Change in unrealized appreciation (depreciation) on investment securities	(2,042)	9,629
	10,579	15,719
Distributions to Shareholders:
From net investment income:
Initial Class	(235)	(134)
	(235)	(134)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	43,655	65,780
Service Class	3,333	7,040
	46,988	72,820
Dividends and distributions reinvested:
Initial Class	235	134
	235	134
Cost of shares redeemed:
Initial Class	(37,006)	(28,989)
Service Class	(3,347)	(1,526)
	(40,353)	(30,515)
	6,870	42,439
Net increase (decrease) in net assets	17,214	58,024
Net Assets:
Beginning of year	206,992	148,968
End of year	$224,206	$206,992
Undistributed (accumulated) net investment income (loss)	$306	$234

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	4,134	6,782
Service Class	325	735
	4,459	7,517
Shares issued–reinvested from distributions:
Initial Class	24	14
	24	14
Shares redeemed:
Initial Class	(3,565)	(2,975)
Service Class	(327)	(160)
	(3,892)	(3,135)
Net increase (decrease) in shares outstanding:
Initial Class	593	3,821
Service Class	(2)	575
	591	4,396

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Marsico Growth 8

Marsico Growth

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$10.34	$0.02	$0.53	$0.55	$(0.01)	$–	$(0.01)	$10.88
	12/31/2005	9.53	0.01	0.81	0.82	(0.01)	–	(0.01)	10.34
	12/31/2004	8.49	0.01	1.03	1.04	–	–	–	9.53
	12/31/2003	6.72	(0.01)	1.78	1.77	–	–	–	8.49
	12/31/2002	9.09	–	(2.36)	(2.36)	(0.01)	–	(0.01)	6.72
Service Class	12/31/2006	10.28	(0.01)	0.54	0.53	–	–	–	10.81
	12/31/2005	9.50	(0.01)	0.79	0.78	–	–	–	10.28
	12/31/2004	8.48	(0.01)	1.03	1.02	–	–	–	9.50
	12/31/2003	7.06	(0.03)	1.45	1.42	–	–	–	8.48

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2006	5.36%	$211,386	0.87%	0.87%	0.17%	67%
	12/31/2005	8.58	194,775	0.88	0.88	0.15	66
	12/31/2004	12.25	143,150	0.87	0.87	0.15	80
	12/31/2003	26.34	135,376	0.98	0.98	(0.19)	111
	12/31/2002	(25.98)	102,574	1.00	1.06	(0.03)	103
Service Class	12/31/2006	5.16	12,820	1.12	1.12	(0.08)	67
	12/31/2005	8.21	12,217	1.13	1.13	(0.12)	66
	12/31/2004	12.03	5,818	1.10	1.10	(0.07)	80
	12/31/2003	20.11	759	1.25	1.25	(0.47)	111

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Marsico Growth (the "Fund") share classes commenced operations as follows:

Initial Class – May 3, 1999
    Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Marsico Growth 9

Marsico Growth

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Marsico Growth (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $31 are included in net realized gains in the Statement of Operations.

AEGON/Transamerica Series Trust

Annual Report 2006

Marsico Growth 10

Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $28, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. Dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. Dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$51	0.02%
Asset Allocation–Growth Portfolio	7,333	3.27%
Asset Allocation–Moderate Growth Portfolio	17,538	7.82%
Asset Allocation–Moderate Portfolio	86,750	38.69%
Total	$111,672	49.80%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.75% of the next $250 million of ANA
0.70% of the next $500 million of ANA
0.60% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

AEGON/Transamerica Series Trust

Annual Report 2006

Marsico Growth 11

Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $11. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $8. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$138,336
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	131,536
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, and post-October loss deferral.

The capital loss carryforward utilized during the year ended December 31, 2006 was $6,662.

AEGON/Transamerica Series Trust

Annual Report 2006

Marsico Growth 12

Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$134
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	235
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$307
Undistributed Long-term Capital Gain	$6,353
Post October Capital Loss Deferral	$(636)
Net Unrealized Appreciation (Depreciation)	$45,572

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Marsico Growth 13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Marsico Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Marsico Growth (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Marsico Growth 14

Marsico Growth

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Marsico Growth Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Columbia Management Advisors, LLC. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. The Board's vote was unanimous, with the exception of a Trustee who abstained from voting on either Agreement because of prior business associations with the Sub-Adviser's corporate parent. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved superior performance and noted that the Portfolio's performance, although at median for the past one-year period, was above median relative to its peers over the past two-, three- and five year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability

AEGON/Transamerica Series Trust

Annual Report 2006

Marsico Growth 15

Marsico Growth (continued)

information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including soft-dollar benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Marsico Growth 16

MFS High Yield

MARKET ENVIRONMENT

In the below-investment-grade corporate bond market, the results of our fundamental credit research approach tells a story of strength across most sectors and industries. Importantly for high yield bond holders, companies' willingness and abilities to meet and fulfill their debt service payments remains strong (as evidenced by continued below historical average default rates). Despite below average periods, we believe that the asset class offers fixed income investors attractive risk/reward opportunities over more interest-rate sensitive areas such as government bonds and other high quality long-duration assets.

PERFORMANCE

For year ended December 31, 2006, MFS High Yield, Initial Class returned 10.95%. By comparison its benchmark, the LBHYB ("LB High Yield Bond"), returned 11.85%.

STRATEGY REVIEW

Yield was a negative factor in performance relative to the LB High Yield Bond. Our relative exposure to higher quality "BB" rated bonds (bonds rated "BBB", "Baa", or higher are considered investment grade; bonds rated "BB", "Ba", or below are considered non-investment grade) also held back results.

Security selection detracted from relative returns. Debt holdings of health care services company HCA Inc., gaming and entertainment company Station Casinos, Inc., specialty health care provider Select Medical Corporation, retail electric provider TXU Corp., coal miner Massey Energy Company, and luxury homes builder WCI Communities, Inc. were among the portfolio's largest detractors.

Our positioning in "B" and below rated securities helped relative performance over the reporting period, as these quality sectors outperformed the benchmark.

Other individual contributors that aided relative results included the debt of broadband communications company Charter Communications Holdings, Inc., financing companies General Motors Acceptance Corporation ("GMAC") and Ford Motor Credit Company, box maker Smurfit Kappa Group, health care services provider HealthSouth Corporation, paper container company Graphic Packaging International Corporation, laboratory equipment supplier CDRV Investors, Inc., and automotive interiors supplier Lear Corporation.

Within the high yield bond market, we will maintain our strategy of identifying companies with improving fundamentals that have strong assets protection, and managements whose interests we believe are aligned with bond holder interests. As always, we are trying to identify the best value within a capital structure, an approach that we believe will bear fruit when spread volatility increases.

Within the emerging component of the portfolio, we believe bonds of developing countries presently offer a good news/bad news dichotomy: positive trends are largely intact, but spreads have compressed to historically tight levels. As a consequence, we have adopted a relatively cautious positioning and will continue to look to add to our exposure on market weakness.

John F. Addeo, CFA

David P. Cole, CFA

Co-Portfolio Managers*
MFS Investment Management

*  Prior to 10/27/06, John F. Addeo and Scott B. Richards managed the Portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 1

MFS High Yield

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	From Inception	Inception Date
Initial Class	10.95%	8.30%	4.87%	6/1/98
LBHYB[1]	11.85%	10.19%	5.72%	6/1/98
Service Class	10.62%	–	8.50%	5/1/03

NOTES

1  The Lehman Brothers High Yield Bond (LBHYB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investments in high-yield bonds ("junk bonds") may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 2

MFS High Yield

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,084.70	0.82%	$4.31
Hypothetical (b)	1,000.00	1,021.07	0.82	4.18
Service Class
Actual	1,000.00	1,081.60	1.07	5.61
Hypothetical (b)	1,000.00	1,019.81	1.07	5.45

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Credit Quality (Moody Ratings)
At December 31, 2006

This chart shows the percentage breakdown by bond credit quality (Moody ratings) of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 3

MFS High Yield

UNDERSTANDING YOUR FUND'S EXPENSES (continued)
(unaudited)

Credit Rating Description

A3 Upper medium grade obligations. Interest payments and principal are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Aa2 High Grade Obligations. Strong capacity to pay interest and repay principal.

Aaa Prime grade obligations. Exceptional financial security and ability to meet senior financial obligations.

B1 Moderate vulnerability to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B2 More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B3 Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Ba1 Moderate vulnerability in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba2 Vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba3 More vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Baa1 Medium grade obligations. Interest payments and principal security are adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa2 Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa3 Medium grade obligations. Interest payments and principal security are not as adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Caa1 Highly vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Caa2 Extremely vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 4

MFS High Yield

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (3.9%)
Argentine Republic 5.59%, due 08/03/2012 *	$773	$748
8.28%, due 12/31/2033	445	484
0.62%, due 12/15/2035 *	11,425	1,520
Republic of Brazil 8.00%, due 01/15/2018	388	431
8.88%, due 10/14/2019	187	228
8.25%, due 01/20/2034	450	546
11.00%, due 08/17/2040	1,480	1,961
Republic of Colombia 7.18%, due 11/16/2015 *	410	424
Republic of El Salvador, Reg S 8.25%, due 04/10/2032	950	1,142
7.65%, due 06/15/2035	22	25
Republic of Indonesia, Reg S 8.50%, due 10/12/2035	826	1,026
Republic of the Philippines 9.38%, due 01/18/2017	810	998
9.50%, due 02/02/2030	211	281
Republic of Turkey 11.50%, due 01/23/2012	850	1,035
6.88%, due 03/17/2036	600	573
Republic of Uruguay 9.25%, due 05/17/2017	750	917
Republic of Venezuela 7.65%, due 04/21/2025	1,200	1,308
Republic of Venezuela, Reg S 7.00%, due 12/01/2018	500	516
Russian Federation 12.75%, due 06/24/2028	190	343
United Mexican States 8.00%, due 09/24/2022	350	428
Total Foreign Government Obligations (cost: $13,535)		14,934
MORTGAGE-BACKED SECURITIES (1.4%)
Arcap REIT, Inc., Series 2004-RR3, Class H–144A 6.10%, due 09/21/2045	1,515	1,353
CS First Boston Mortgage Securities Corp., Series 1998-C2, Class F–144A
6.75%, due 11/11/2030 §	1,115	1,194
CW Capital Cobalt, Ltd., Series 2006-2A, Class G–144A 6.88%, due 04/26/2050 *§	500	502
First Union National Bank Commercial Mortgage, Series 2000-C2, Class H 6.75%, due 10/15/2032	1,305	1,345

	Principal	Value
Morgan Stanley Capital I, Series 2004-RR, Class FX–144A 1.34%, due 04/28/2039 *	$10,481	$628
Wachovia CRE CDO, Series 2006-1A, Class G–144A 6.72%, due 09/25/2026 *§	432	433
Total Mortgage-Backed Securities (cost: $5,225)		5,455
ASSET-BACKED SECURITIES (1.3%)
Airlie LCDO AVIV LCDO 2006-3, Ltd., Series 2006-3A, Class D–144A 7.27%, due 12/22/2011 *§	832	832
Babson Collateralized Loan Obligation, Ltd. 2003-I, Series 2006-1A, Class D–144A 6.85%, due 07/15/2018 *	785	786
Crest, Ltd., Series 2004-1A, Class G2 7.00%, due 01/28/2040	1,422	1,420
CW Capital Cobalt, Ltd., Series 2005-1A, Class F2–144A 6.23%, due 05/25/2045	1,112	1,101
CW Capital Cobalt, Ltd., Series 2006-2A, Class F–144A 6.68%, due 04/26/2050 *§	500	501
Falcon Franchise Loan LLC, Series 2003-1, Class IO–144A 3.87%, due 01/05/2025 *§(a)	3,418	549
Total Asset-Backed Securities (cost: $5,107)		5,189
CORPORATE DEBT SECURITIES (81.1%)
Aerospace (1.5%)
Argo-Tech Corp. 9.25%, due 06/01/2011	1,505	1,625
Bombardier, Inc.–144A 8.00%, due 11/15/2014 §	1,576	1,615
DRS Technologies, Inc. 7.63%, due 02/01/2018	2,100	2,163
Vought Aircraft Industries, Inc. 8.00%, due 07/15/2011	590	568
Agriculture (0.7%)
Dole Food Co., Inc. 8.88%, due 03/15/2011 †	1,125	1,108
Michael Foods, Inc. 8.00%, due 11/15/2013	1,630	1,691
Air Transportation (0.9%)
Continental Airlines, Inc. 6.90%, due 01/02/2017	583	578
6.75%, due 03/15/2017	476	471

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 5

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Air Transportation (continued)
6.80%, due 08/02/2018	$881	$876
7.57%, due 03/15/2020	1,585	1,600
Amusement & Recreation Services (1.5%)
Greektown Holdings–144A
10.75%, due 12/01/2013	1,465	1,531
Pinnacle Entertainment, Inc.
8.25%, due 03/15/2012	250	252
Pokagon Gaming Authority, Senior Note–144A 10.38%, due 06/15/2014	865	947
Six Flags, Inc. 9.75%, due 04/15/2013 †	759	713
Six Flags, Inc., Senior Note 8.88%, due 02/01/2010 †	1,250	1,209
Tropicana Entertainment, Senior Subordinated Note–144A 9.63%, due 12/15/2014 §	1,200	1,188
Apparel & Accessory Stores (0.4%)
Payless Shoesource, Inc. 8.25%, due 08/01/2013	1,365	1,420
Apparel Products (0.3%)
Levi Strauss & Co. 12.25%, due 12/15/2012	855	951
9.75%, due 01/15/2015	260	280
Automotive (2.9%)
General Motors Acceptance Corp. 6.75%, due 12/01/2014 †	4,992	5,127
General Motors Acceptance Corp., Global Note 6.88%, due 09/15/2011	2,928	3,003
General Motors Corp. 7.20%, due 01/15/2011	691	670
8.38%, due 07/15/2033 †	2,567	2,374
Business Credit Institutions (0.3%)
Qwest Capital Funding, Inc. 7.25%, due 02/15/2011 †	1,295	1,323
Business Services (2.1%)
Amsted Industries, Inc.–144A 10.25%, due 10/15/2011	2,015	2,156
Hertz Corp.–144A 8.88%, due 01/01/2014	2,075	2,174
Iron Mountain, Inc. 8.63%, due 04/01/2013	740	764
7.75%, due 01/15/2015	480	490
KI Holdings, Inc. 0.00%, due 11/15/2014 (b)	2,279	1,823

	Principal		Value
Business Services (continued)
RBS Global, Inc. and Rexnord Corp., Senior Note–144A 9.50%, due 08/01/2014		$810	$842
Chemicals & Allied Products (3.3%)
Equistar Chemicals, LP/Equistar Funding Corp. 10.13%, due 09/01/2008		1,570	1,668
10.63%, due 05/01/2011		475	506
Innophos, Inc. 8.88%, due 08/15/2014		1,435	1,457
JohnsonDiversey Holdings, Inc. 0.00%, due 05/15/2013 (c)		272	262
JohnsonDiversey, Inc. 9.63%, due 05/15/2012		3,020	3,163
Lyondell Chemical Co. 11.13%, due 07/15/2012		1,985	2,134
Mosaic Global Holdings, Inc., Senior Note–144A 7.63%, due 12/01/2016		1,580	1,637
Nalco Co. 8.88%, due 11/15/2013		1,900	2,012
Rockwood Specialties Group, Inc. 10.63%, due 05/15/2011		2	2
Commercial Banks (0.4%)
HSBK Europe BV–144A 7.75%, due 05/13/2013		400	422
JPMorgan Chase & Co. Zero Coupon, due 05/18/2009	BRL	2,594	1,173
Communication (3.4%)
CCH I LLC 11.00%, due 10/01/2015		2,440	2,504
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75%, due 11/15/2013		1,855	1,927
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., Senior Note 10.25%, due 09/15/2010		3,120	3,264
CSC Holdings, Inc.–144A
6.75%, due 04/15/2012 †		2,175	2,121
Echostar DBS Corp. 6.38%, due 10/01/2011		385	383
Intelsat Subsidiary Holding Co., Ltd. 8.63%, due 01/15/2015		880	915
MediaCom LLC / Capital Corp. 9.50%, due 01/15/2013		1,240	1,277
XM Satellite Radio, Inc. 9.75%, due 05/01/2014 †		940	940

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 6

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Communications Equipment (2.2%)
Intelsat Bermuda, Ltd., Senior Note–144A 9.25%, due 06/15/2016	$1,170	$1,258
11.25%, due 06/15/2016	2,955	3,243
Intelsat Intermediate Holding Co., Ltd., Senior Note 0.00%, due 02/01/2015 (d)	485	369
L-3 Communications Corp. 5.88%, due 01/15/2015	1,835	1,771
Nortel Networks Corp. 6.88%, due 09/01/2023	1,040	874
Nortel Networks, Ltd., Senior Note–144A 10.75%, due 07/15/2016	795	870
Department Stores (0.6%)
Neiman-Marcus Group, Inc. 9.00%, due 10/15/2015	1,250	1,364
10.38%, due 10/15/2015 †	745	829
Drug Stores & Proprietary Stores (0.3%)
Jean Coutu Group, Inc. 7.63%, due 08/01/2012	1,070	1,126
Educational Services (0.6%)
Education Management LLC/Education Management Corp., Senior Note–144A 8.75%, due 06/01/2014	1,265	1,309
10.25%, due 06/01/2016	945	999
Electric Services (4.0%)
Edison Mission Energy, Senior Note 7.75%, due 06/15/2016 †	1,200	1,272
Empresa Nacional de Electricidad SA 8.35%, due 08/01/2013	1,188	1,347
Enersis SA 7.38%, due 01/15/2014	511	550
Midwest Generation LLC 8.75%, due 05/01/2034	1,910	2,072
Mirant North America LLC, Senior Note 7.38%, due 12/31/2013	1,640	1,665
Mission Energy Holding Co. 13.50%, due 07/15/2008	1,420	1,566
NRG Energy, Inc. 7.38%, due 02/01/2016	4,105	4,126
NRG Energy, Inc., Senior Note 7.38%, due 01/15/2017	675	677
Reliant Energy, Inc. 9.25%, due 07/15/2010	1,360	1,428
6.75%, due 12/15/2014	1,010	987

	Principal	Value
Electronic Components & Accessories (0.7%)
NXP BV, Senior Note–144A 7.88%, due 10/15/2014	$790	$817
Sensata Technologies BV, Senior Note–144A 8.25%, due 05/01/2014	2,150	2,064
Engineering & Management Services (0.2%)
Esco Corp., Senior Note–144A 8.63%, due 12/15/2013 §	590	606
Food & Kindred Products (0.3%)
B&G Foods, Inc. 8.00%, due 10/01/2011	1,105	1,116
JBS SA–144A 10.50%, due 08/04/2016	100	106
Food Stores (0.0%)
Jitney-Jungle Stores Of America 10.38%, due 09/15/2007 m‡	10	—	o
Gas Production & Distribution (3.5%)
ANR Pipeline Co. 9.63%, due 11/01/2021	779	1,034
Atlas Pipeline Partners, LP, Senior Note 8.13%, due 12/15/2015	1,260	1,295
Colorado Interstate Gas Co. 5.95%, due 03/15/2015	1,075	1,061
El Paso Corp. 7.00%, due 05/15/2011	2,250	2,334
EL Paso Production Holding Co. 7.75%, due 06/01/2013	1,870	1,956
Gaz Capital for Gazprom–144A 8.63%, due 04/28/2034	340	437
Morgan Stanley Bank AG for OAO Gazprom, Reg S 9.63%, due 03/01/2013	1,410	1,680
Morgan Stanley Bank AG for OAO Gazprom–144A 9.63%, due 03/01/2013	920	1,102
Transcontinental Gas Pipe Line Corp., Series B 7.00%, due 08/15/2011	715	735
Williams Cos., Inc. 7.13%, due 09/01/2011	858	892
Williams Partners, LP/Williams Partners Finance Corp., Senior Note–144A 7.25%, due 02/01/2017 §	995	1,015
Health Services (4.3%)
Davita, Inc. 6.63%, due 03/15/2013	1,140	1,143
7.25%, due 03/15/2015	2,285	2,331
HCA, Inc. 6.38%, due 01/15/2015	4,305	3,648

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 7

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Health Services (continued)
HCA, Inc., Senior Note–144A 9.25%, due 11/15/2016	$3,540	$3,792
Healthsouth Corp., Senior Note–144A 10.75%, due 06/15/2016	1,505	1,620
Psychiatric Solutions, Inc. 7.75%, due 07/15/2015	1,225	1,222
Select Medical Corp. 7.63%, due 02/01/2015	1,645	1,365
Tenet Healthcare Corp., Senior Note 9.25%, due 02/01/2015	1,405	1,405
Holding & Other Investment Offices (1.6%)
ATF Bank 9.25%, due 04/12/2012	629	636
NTL Cable PLC, Senior Note 9.13%, due 08/15/2016	1,603	1,693
Sungard Data Systems, Inc., Senior Subordinated Note 10.25%, due 08/15/2015	2,130	2,274
Visant Holding Corp., Senior Note 8.75%, due 12/01/2013	1,550	1,596
Hotels & Other Lodging Places (4.7%)
Harrahs Operating Co., Inc. 5.75%, due 10/01/2017	3,870	3,242
Majestic Star Casino LLC/ Majestic Star Casino Capital Corp. II, Senior Note 9.75%, due 01/15/2011	1,800	1,782
Mandalay Resort Group 9.38%, due 02/15/2010	1,050	1,123
MGM Mirage 8.50%, due 09/15/2010	765	819
8.38%, due 02/01/2011	3,160	3,278
5.88%, due 02/27/2014	1,020	944
MGM Mirage, Senior Note 6.88%, due 04/01/2016	1,185	1,138
Station Casinos, Inc.
6.50%, due 02/01/2014	3,470	3,084
Trump Entertainment Resorts, Inc. 8.50%, due 06/01/2015 †	1,330	1,323
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.63%, due 12/01/2014	1,545	1,535
Industrial Machinery & Equipment (1.6%)
Blount, Inc., Senior Subordinated Note 8.88%, due 08/01/2012	1,305	1,331
Case Corp. 7.25%, due 01/15/2016	875	886

	Principal	Value
Industrial Machinery & Equipment (continued)
Case New Holland, Inc., Senior Note 7.13%, due 03/01/2014	$3,175	$3,223
Goodman Global Holding Co., Inc. 7.88%, due 12/15/2012 †	990	973
Instruments & Related Products (0.3%)
Xerox Corp. 7.63%, due 06/15/2013	940	987
Lumber & Other Building Materials (0.7%)
Masonite Corp., Senior Subordinated Note–144A 11.00%, due 04/06/2015 §	1,480	1,369
Nortek, Inc. 8.50%, due 09/01/2014	1,425	1,397
Management Services (0.5%)
US Oncology, Inc. 10.75%, due 08/15/2014	1,770	1,956
Medical Instruments & Supplies (0.4%)
CDRV Investors, Inc. 0.00%, due 01/01/2015 (e)	2,215	1,717
Metal Mining (0.6%)
FMG Finance Property, Ltd., Senior Note–144A
10.63%, due 09/01/2016 †	2,085	2,236
Mining (1.7%)
Arch Western Finance LLC, Guaranteed Senior Note 6.75%, due 07/01/2013	2,615	2,595
Massey Energy Co., Senior Note 6.88%, due 12/15/2013	1,520	1,429
Peabody Energy Corp. 5.88%, due 04/15/2016	1,530	1,492
Peabody Energy Corp., Senior Note 7.38%, due 11/01/2016	960	1,022
Mortgage Bankers & Brokers (4.2%)
C5 Capital SPV, Ltd.–144A 6.72%, due 12/31/2016 §(f)(g)	161	161
Couche-Tard US LP/Couche-Tard Finance Corp. 7.50%, due 12/15/2013	1,250	1,278
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp. 9.63%, due 06/15/2014	661	730
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp., Series B 0.00%, due 10/01/2014 (h)	3,036	2,611
El Paso Performance-Linked Trust–144A 7.75%, due 07/15/2011	2,030	2,147

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 8

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Mortgage Bankers & Brokers (continued)
Hughes Network Systems LLC/HNS Finance Corp., Senior Note 9.50%, due 04/15/2014	$1,110	$1,159
Idearc, Inc., Senior Note–144A 8.00%, due 11/15/2016	2,420	2,456
Momentive Performance Materials, Inc., Senior Subordinated Note–144A 11.50%, due 12/01/2016	2,655	2,602
TNK-BP Finance SA–144A 7.50%, due 07/18/2016	927	986
Vanguard Health Holding Co. II LLC, Senior Subordinated Note
9.00%, due 10/01/2014	2,135	2,162
Motion Pictures (0.6%)
AMC Entertainment, Inc. 9.50%, due 02/01/2011 §	1,171	1,175
AMC Entertainment, Inc., Senior Subordinated Note 11.00%, due 02/01/2016	980	1,100
Oil & Gas Extraction (4.0%)
Basic Energy Services, Inc., Senior Note 7.13%, due 04/15/2016	1,955	1,926
Chesapeake Energy Corp. 7.00%, due 08/15/2014	887	901
6.38%, due 06/15/2015	1,055	1,044
6.88%, due 01/15/2016	2,035	2,053
Griffin Coal Mining Co. Pty, Ltd., (The)–144A 9.50%, due 12/01/2016 §†	610	628
Hanover Compressor Co.
9.00%, due 06/01/2014	970	1,048
Hilcorp Energy I, LP/Hilcorp Finance Co., Senior Note–144A 9.00%, due 06/01/2016	1,225	1,295
Newfield Exploration Co. 6.63%, due 09/01/2014	2,375	2,375
Pan American Energy LLC–144A 7.75%, due 02/09/2012 §	118	122
Pemex Project Funding Master Trust 8.63%, due 02/01/2022	353	436
6.63%, due 06/15/2035	450	460
Quicksilver Resources, Inc.
7.13%, due 04/01/2016	2,200	2,151
Whiting Petroleum Corp.
7.00%, due 02/01/2014	1,310	1,307

	Principal	Value
Paper & Allied Products (1.8%)
Buckeye Technologies, Inc. 8.50%, due 10/01/2013	$2,525	$2,664
Buckeye Technologies, Inc., Senior Subordinated Note 8.00%, due 10/15/2010	430	430
MDP Acquisitions PLC 9.63%, due 10/01/2012	1,875	1,988
Millar Western Forest Products, Ltd. 7.75%, due 11/15/2013	870	781
Playtex Products, Inc. 9.38%, due 06/01/2011	1,210	1,261
Paper & Paper Products (0.5%)
Verso Paper Holdings LLC and Verson Paper, Inc., Senior Note–144A 9.13%, due 08/01/2014	870	907
Verso Paper Holdings LLC and Verson Paper, Inc., Senior Subordinated Note–144A 11.38%, due 08/01/2016	920	966
Paperboard Containers & Boxes (1.2%)
Berry Plastics Holding Corp., Senior Note–144A 8.88%, due 09/15/2014	1,820	1,847
Graham Packaging Co., Inc. 9.88%, due 10/15/2014 †	1,635	1,651
Jefferson Smurfit-Stone Container Corp. 8.25%, due 10/01/2012	1,297	1,265
Personal Credit Institutions (2.7%)
Ford Motor Credit Co. 5.80%, due 01/12/2009	3,248	3,189
8.63%, due 11/01/2010	1,275	1,312
8.11%, due 01/13/2012 *	1,110	1,100
8.00%, due 12/15/2016	530	524
Ford Motor Credit Co.–144A 9.75%, due 09/15/2010	4,090	4,351
Personal Services (0.8%)
Service Corp. International WI, Senior Note 7.00%, due 06/15/2017	2,195	2,222
Service Corp. International/US, Senior Note 7.38%, due 10/01/2014	895	935
Pharmaceuticals (0.4%)
Warner Chilcott Corp., Senior Subordinated Note 8.75%, due 02/01/2015	1,381	1,416
Primary Metal Industries (0.9%)
Aleris International, Inc.–144A
10.00%, due 12/15/2016 §	715	717
Chaparral Steel Co. 10.00%, due 07/15/2013	1,500	1,674

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 9

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Primary Metal Industries (continued)
PNA Group, Inc., Senior Note–144A 10.75%, due 09/01/2016	$1,035	$1,070
Printing & Publishing (2.8%)
American Media Operations, Inc. 8.88%, due 01/15/2011	355	324
American Media Operations, Inc., Guaranteed Senior Subordinated Note, Series B 10.25%, due 05/01/2009	800	775
Dex Media, Inc. 0.00%, due 11/15/2013 (i)	4,095	3,655
Medianews Group, Inc. 6.88%, due 10/01/2013	2,275	2,059
Primedia, Inc. 8.00%, due 05/15/2013	1,820	1,761
RH Donnelley Corp., Senior Note 8.88%, due 01/15/2016	2,230	2,342
Public Administration (0.5%)
Geo Group (The), Inc. 8.25%, due 07/15/2013	1,870	1,926
Radio & Television Broadcasting (2.4%)
Allbritton Communications Co. 7.75%, due 12/15/2012	1,808	1,826
Barrington Broadcasting Group LLC and Barrington Broadcasting Capital Corp., Senior Subordinated Note–144A 10.50%, due 08/15/2014	1,270	1,289
Clear Channel Communications, Inc. 5.50%, due 09/15/2014	1,800	1,518
Grupo Televisa SA de CV, Senior Note 8.50%, due 03/11/2032	890	1,107
Paxson Communications Corp.–144A 11.62%, due 01/15/2013 *	2,680	2,714
Young Broadcasting, Inc., Senior Subordinated Note 10.00%, due 03/01/2011 †	940	893
Radio, Television & Computer Stores (0.4%)
GSC Holdings Corp., Senior Note 8.00%, due 10/01/2012 †	1,370	1,432
Railroads (0.5%)
Grupo Transportacion Ferroviaria Mexicana SA de CV 9.38%, due 05/01/2012	101	108
12.50%, due 06/15/2012	470	508

	Principal	Value
Railroads (continued)
Grupo Transportacion Ferroviaria Mexicana SA DE CV, Senior Note 9.38%, due 05/01/2012	$1,120	$1,196
Restaurants (0.3%)
Denny's Corp./Denny's Holdings, Inc. 10.00%, due 10/01/2012	985	1,039
Retail Trade (0.6%)
AmeriGas Partners, LP/AmeriGas Eagle Finance Corp. 7.13%, due 05/20/2016	1,125	1,125
Michaels Stores, Inc., Senior Subordinated Note–144A 11.38%, due 11/01/2016 †	1,100	1,147
Rubber & Misc. Plastic Products (1.7%)
Cooper-Standard Automotive, Inc. 8.38%, due 12/15/2014 †	1,635	1,288
Goodyear Tire & Rubber Co. (The) 9.00%, due 07/01/2015 †	2,095	2,195
Jarden Corp. 9.75%, due 05/01/2012	975	1,031
NTK Holdings, Inc. 0.00%, due 03/01/2014 †(j)	3,259	2,281
Social Services (0.3%)
Knowledge Learning Corp., Inc.–144A 7.75%, due 02/01/2015	1,110	1,063
Stone, Clay & Glass Products (0.8%)
Owens-Brockway 8.25%, due 05/15/2013	3,045	3,148
Telecommunications (5.1%)
Centennial Cellular Operating Co./Centennial Communications Corp. 10.13%, due 06/15/2013	1,055	1,137
Centennial Communications Corp. 10.00%, due 01/01/2013 †	395	420
Cincinnati Bell, Inc. 8.38%, due 01/15/2014	1,715	1,762
Citizens Communications Co. 9.25%, due 05/15/2011	1,089	1,205
Hawaiian Telcom Communications, Inc., Senior Note 9.75%, due 05/01/2013 †	1,230	1,233
Nordic Telephone Co. Holdings ApS, Senior Note–144A 8.88%, due 05/01/2016	1,785	1,910

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 10

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Telecommunications (continued)
Qwest Corp. 7.88%, due 09/01/2011 $1,295 $1,379 8.88%, due 03/15/2012	1,725	1,921
Rogers Wireless Communications, Inc. 6.38%, due 03/01/2014	840	851
7.50%, due 03/15/2015	1,095	1,188
Rural Cellular Corp. 9.88%, due 02/01/2010	1,840	1,957
Time Warner Telecom Holdings, Inc. 9.25%, due 02/15/2014	1,315	1,405
Wind Acquisition Finance SA–144A 10.75%, due 12/01/2015	1,910	2,173
Windstream Corp.–144A 8.63%, due 08/01/2016	1,305	1,429
Textile Mill Products (0.5%)
Interface, Inc. 10.38%, due 02/01/2010	1,550	1,713
Interface, Inc., Series B 9.50%, due 02/01/2014	200	210
Tobacco Products (0.2%)
Reynolds American, Inc. 7.30%, due 07/15/2015	900	934
Water Transportation (0.7%)
Gulfmark Offshore, Inc. 7.75%, due 07/15/2014	1,075	1,097
Stena AB 7.00%, due 12/01/2016	1,533	1,456
Wholesale Trade Durable Goods (0.7%)
Buhrmann US, Inc. 7.88%, due 03/01/2015	805	785
Omnicare, Inc. 6.88%, due 12/15/2015	1,390	1,373
Spectrum Brands, Inc., Senior Subordinated Note 7.38%, due 02/01/2015 †	645	558
Total Corporate Debt Securities (cost: $307,466)		315,286
LOAN ASSIGNMENTS (7.2%)
Agriculture (0.3%)
Dole Food Co., Inc. 7.55%, due 04/30/2013 (k)	750	744
Dole Food Co., Inc., Series B 7.37%, due 04/30/2013 (k)	100	100
7.55%, due 04/30/2013 (k)	225	223

	Principal	Value
Amusement & Recreation Services (0.5%)
Gulfside Casino 10.37%, due 06/30/2012	$2,080	$2,091
Automotive (1.8%)
Ford Motor Co. 8.36%, due 12/31/2013	4,011	4,013
General Motors Corp., Series B 7.75%, due 12/31/2013	2,875	2,875
Electric Services (0.3%)
MEG Energy Bridge 10.12%, due 09/29/2013	1,049	1,044
Electric, Gas & Sanitary Services (0.3%)
Allied Waste Industries, Inc., Series B 7.16%, due 01/15/2012 §	672	672
Allied Waste North America 7.08%, due 01/15/2012	298	298
Health Services (0.5%)
HCA Healthcare, Inc., Series B 8.11%, due 11/30/2013	2,089	2,112
Holding & Other Investment Offices (0.0%)
JSG Funding PLC, Senior Subordinated Note 7.75%, due 04/01/2015	170	163
Manufacturing Industries (0.3%)
Mark IV Industries, Inc. 11.14%, due 12/31/2013	1,224	1,225
Paper & Allied Products (0.6%)
Georgia Pacific 7.36%, due 12/24/2012	2,117	2,127
Georgia Pacific Corp., Series B2 7.11%, due 12/31/2013	138	139
Paperboard Containers & Boxes (0.4%)
Bluegrass Container Co. LLC 10.35%, due 06/30/2013	1,114	1,123
10.35%, due 12/30/2013	356	360
Printing & Publishing (0.5%)
Nielsen Finance LLC, Series B 8.13%, due 08/31/2013 (k)	1,781	1,792
Retail Trade (0.5%)
Michaels Stores, Inc., Series B 8.38%, due 11/30/2013	2,077	2,089
Telecommunications (1.2%)
Verizon Directories 7.35%, due 11/30/2014	4,723	4,747
Total Loan Assignments (cost: $27,837)		27,937

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 11

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
CONVERTIBLE BOND (0.4%)
Automotive (0.4%)
Ford Motor Co. 4.25%, due 12/15/2036	$1,505	$1,609
Total Convertible Bond (cost: $1,505)		1,609
	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.5%)
Holding & Other Investment Offices (0.5%)
Mills Corp. (The) REIT	2,050	$1,837
Total Convertible Preferred Stocks (cost: $1,582)		1,837
PREFERRED STOCKS (0.1%)
Holding & Other Investment Offices (0.0%)
HRPT Properties Trust REIT ‡	2,025	52
Radio & Television Broadcasting (0.1%)
ION Media Networks, Inc.(PIK)	57	422
Total Preferred Stocks (cost: $429)		474
COMMON STOCKS (1.4%)
Chemicals & Allied Products (0.3%)
Huntsman Corp. †‡	60,000	1,138
Metal Cans & Shipping Containers (0.3%)
Crown Holdings, Inc. ‡	50,900	1,065
Mining (0.3%)
Foundation Coal Holdings, Inc.	39,600	1,258
Oil & Gas Extraction (0.1%)
Chesapeake Energy Corp. †	13,900	404
Rubber & Misc. Plastic Products (0.1%)
Titan International, Inc. †	22,100	445
Telecommunications (0.3%)
Windstream Corp.	71,700	1,019
Total Common Stocks (cost: $5,173)		5,329
	Principal	Value
SECURITY LENDING COLLATERAL (8.0%)
Debt (7.6%)
Bank Notes (0.2%)
Bank of America 5.32%, due 02/16/2007	$879	$879

	Principal	Value
Commercial Paper (1.8%)
Barton Capital LLC–144A 5.32%, due 01/16/2007	$352	$352
5.30%, due 01/17/2007	176	176
5.30%, due 01/17/2007	168	168
Charta LLC–144A 5.30%, due 01/31/2007	475	475
CIESCO LLC 5.31%, due 01/04/2007	176	176
Clipper Receivables Corp. 5.30%, due 01/31/2007	440	440
Compass Securitization–144A 5.30%, due 01/09/2007	557	557
CRC Funding LLC–144A 5.34%, due 01/23/2007	88	88
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	663	663
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	176	176
General Electric Capital Corp. 5.30%, due 01/26/2007	248	248
Greyhawk Funding–144A 5.31%, due 01/12/2007	176	176
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	262	262
Liberty Street–144A 5.31%, due 01/17/2007	263	263
Old Line Funding LLC–144A 5.35%, due 01/04/2007	176	176
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	176	176
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007	176	176
5.31%, due 01/08/2007	432	432
5.33%, due 02/08/2007	169	169
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	260	260
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	352	352
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007	88	88
5.31%, due 02/02/2007	176	176
Yorktown Capital LLC 5.30%, due 01/10/2007	434	434
5.33%, due 01/16/2007	176	176

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 12

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (1.0%)
Abbey National PLC 5.28%, due 01/05/2007	$879	$879
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	264	264
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	176	176
Fortis Bank 5.30%, due 01/02/2007	352	352
5.32%, due 01/03/2007	352	352
Societe Generale 5.31%, due 01/02/2007	527	527
Svenska Handlesbanken 5.25%, due 01/02/2007	309	309
UBS AG 5.29%, due 01/02/2007	264	264
5.30%, due 01/04/2007	352	352
5.30%, due 01/05/2007	352	352
Euro Dollar Terms (3.5%)
Bank of Nova Scotia 5.29%, due 01/30/2007	528	528
5.29%, due 02/06/2007	264	264
5.30%, due 02/27/2007	264	264
Barclays 5.31%, due 02/20/2007	879	879
Calyon 5.31%, due 02/16/2007	440	440
5.31%, due 02/22/2007	879	879
5.29%, due 03/05/2007	440	440
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	879	879
Citigroup 5.31%, due 03/05/2007	827	827
5.31%, due 03/16/2007	879	879
Dexia Group 5.29%, due 01/16/2007	528	528
Fortis Bank 5.30%, due 01/24/2007	528	528
5.30%, due 01/26/2007	528	528
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	879	879
5.31%, due 03/14/2007	528	528
Lloyds TSB Bank 5.30%, due 02/26/2007	176	176
Marshall & Ilsley Bank 5.30%, due 03/19/2007	264	264
Rabobank Nederland 5.30%, due 03/05/2007	528	528

	Principal	Value
Euro Dollar Terms (continued)
Royal Bank of Canada 5.31%, due 02/14/2007	$528	$528
Royal Bank of Scotland 5.28%, due 01/11/2007	528	528
5.29%, due 01/16/2007	264	264
5.29%, due 02/09/2007	264	264
Societe Generale 5.27%, due 01/19/2007	352	352
5.29%, due 02/01/2007	879	879
The Bank of the West 5.29%, due 01/17/2007	440	440
Repurchase Agreements (1.1%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $258 on 01/02/2007	258	258
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $3,206 on 01/02/2007	3,204	3,204
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $362 on 01/02/2007	361	361
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $548 on 01/02/2007	548	548
	Shares	Value
Investment Companies (0.4%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	1,749,555	$1,749
Total Security Lending Collateral (cost: $31,154)		31,154
Total Investment Securities (cost: $399,013) #		$409,204

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 13

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

*  Floating or variable rate note. Rate is listed as of December 31, 2006.

§  Security is deemed to be illiquid.

(a)  Interest only security. Holder is entitled to interest payments on the underlying pool.

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $30,316.

(b)  KI Holdings, Inc. has a coupon rate of 0.00% until 11/15/2009, thereafter the coupon rate will be 9.88%.

(c)  JohnsonDiversey Holdings, Inc. has a coupon rate of 0.00% until 05/15/2007, thereafter the coupon rate will be 10.67%.

(d)  Intelsat Intermediate has a coupon rate of 0.00% until 02/01/2010, thereafter the coupon rate will be 9.25%.

(e)  CDRV Investors, Inc. has a coupon rate of 0.00% until 01/01/2010, thereafter the coupon rate will be 9.63%.

(f)  The security has a perpetual maturity. The date shown is the next call date.

(g)  Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of December 31, 2006.

(h)  Crystal US Holdings LLC/Crystal US Sub 3 Corp., Series B has a coupon rate of 0.00% until 10/01/2009, thereafter the coupon rate will be 10.50%.

(i)  Dex Media, Inc. has a coupon rate of 0.00% until 11/15/2008, thereafter the coupon rate will be 9.00%.

(j)  NTK Holdings, Inc. has a coupon rate of 0.00% until 09/01/2009, thereafter the coupon rate will be 10.75%.

‡  Non-income producing.

††  Cash collateral for the Repurchase Agreements, valued at $4,516, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.12% and 01/16/2007 - 12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

o  Value is less than $1.

m  Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

#   Aggregate cost for federal income tax purposes is $399,429. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $11,981 and $2,206, respectively. Net unrealized appreciation for tax purposes is $9,775.

(k)  Restricted security. At December 31, 2006, the Fund owned the following security (representing 0.7% of Net Assets) which was restricted as to public resale.

Description	Date of Acquisition	Principal	Cost	Value
Dole Food Co., Inc.	8/31/06
7.55%, due 04/30/2013		$750	$739	$744
Dole Food Co., Inc., Series B	8/31/06
7.37%, due 04/30/2013		$100	$99	$100
7.55%, due 04/30/2013		$225	$222	$223
Nielsen Finance LLC, Series B	8/9/06
8.13%, due 08/31/2013		$1,781	$1,772	$1,792

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $82,696 or 21.3% of the net assets of the Fund.

BRL  Brazilian Real

PIK  Payment In-Kind

REIT  Real Estate Investment Trust

CLO  Collateralized Loan Obligation

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 14

MFS High Yield

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $399,013) (including securities loaned of $30,316)	$409,204
Cash	3,902
Receivables:
Investment securities sold	4,331
Shares sold	47
Interest	7,287
Income from loaned securities	7
Dividends	21
424,799
Liabilities:
Investment securities purchased	4,719
Accounts payable and accrued liabilities:
Shares redeemed	36
Management and advisory fees	269
Service fees	2
Administration fees	7
Payable for collateral for securities on loan	31,154
Other	58
36,245
Net Assets	$388,554
Net Assets Consist of:
Capital stock ($.01 par value)	$410
Additional paid-in capital	347,604
Undistributed (accumulated) net investment income (loss)	30,547
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(198)
Net unrealized appreciation (depreciation) on investment securities	10,191
Net Assets	$388,554
Net Assets by Class:
Initial Class	$378,471
Service Class	10,083
Shares Outstanding:
Initial Class	39,936
Service Class	1,054
Net Asset Value and Offering Price Per Share:
Initial Class	$9.48
Service Class	9.56

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Interest	$33,333
Dividends (net of withholding taxes on foreign dividends of $3)	377
Income from loaned securities-net	221
33,931
Expenses:
Management and advisory fees	3,189
Printing and shareholder reports	36
Custody fees	94
Administration fees	85
Legal fees	8
Audit fees	17
Trustees fees	31
Service fees:
Service Class	21
Other	11
Total expenses	3,492
Net Investment Income (Loss)	30,439
Net Realized Gain (Loss) from:
Investment securities	1,242
Foreign currency transactions	(60)
1,182
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	12,853
Translation of assets and liabilities denominated in foreign currencies	12
12,865
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	14,047
Net Increase (Decrease) in Net Assets Resulting from Operations	$44,486

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 15

MFS High Yield

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$30,439	$42,231
Net realized gain (loss) from investment securities and foreign currency transactions	1,182	4,225
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	12,865	(36,990)
	44,486	9,466
Distributions to Shareholders:
From net investment income:
Initial Class	(41,778)	(49,691)
Service Class	(802)	(658)
	(42,580)	(50,349)
From net realized gains:
Initial Class	(4,890)	(15,092)
Service Class	(96)	(202)
	(4,986)	(15,294)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	41,274	65,269
Service Class	9,122	8,784
	50,396	74,053
Dividends and distributions reinvested:
Initial Class	46,668	64,783
Service Class	898	860
	47,566	65,643
Cost of shares redeemed:
Initial Class	(127,398)	(300,879)
Service Class	(7,765)	(6,091)
	(135,163)	(306,970)
	(37,201)	(167,274)
Net increase (decrease) in net assets	(40,281)	(223,451)
Net Assets:
Beginning of year	428,835	652,286
End of year	$388,554	$428,835
Undistributed (accumulated) net investment income (loss)	$30,547	$42,493

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	4,277	6,456
Service Class	939	849
	5,216	7,305
Shares issued–reinvested from distributions:
Initial Class	5,232	6,713
Service Class	100	88
	5,332	6,801
Shares redeemed:
Initial Class	(13,337)	(30,813)
Service Class	(792)	(601)
	(14,129)	(31,414)
Net increase (decrease) in shares outstanding:
Initial Class	(3,828)	(17,644)
Service Class	247	336
	(3,581)	(17,308)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 16

MFS High Yield

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$9.62	$0.69	$0.29	$0.98	$(1.00)	$(0.12)	$(1.12)	$9.48
	12/31/2005	10.54	0.70	(0.51)	0.19	(0.85)	(0.26)	(1.11)	9.62
	12/31/2004	10.28	0.77	0.18	0.95	(0.65)	(0.04)	(0.69)	10.54
	12/31/2003	8.83	0.72	0.83	1.55	(0.10)	–	(0.10)	10.28
	12/31/2002	8.90	0.60	(0.43)	0.17	(0.24)	–	(0.24)	8.83
Service Class	12/31/2006	9.70	0.67	0.29	0.96	(0.98)	(0.12)	(1.10)	9.56
	12/31/2005	10.64	0.68	(0.52)	0.16	(0.84)	(0.26)	(1.10)	9.70
	12/31/2004	10.37	0.75	0.18	0.93	(0.62)	(0.04)	(0.66)	10.64
	12/31/2003	9.48	0.50	0.42	0.92	(0.03)	–	(0.03)	10.37

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2006	10.95%	$378,471	0.82%	0.82%	7.16%	96%
	12/31/2005	1.81	421,010	0.83	0.83	6.92	51
	12/31/2004	9.77	647,277	0.82	0.82	7.51	71
	12/31/2003	17.74	661,026	0.81	0.81	7.58	64
	12/31/2002	2.07	256,371	0.91	0.91	6.85	38
Service Class	12/31/2006	10.62	10,083	1.07	1.07	6.91	96
	12/31/2005	1.50	7,825	1.08	1.08	6.66	51
	12/31/2004	9.50	5,009	1.07	1.07	7.25	71
	12/31/2003	9.74	1,270	1.03	1.03	7.45	64

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  MFS High Yield (the "Fund") share classes commenced operations as follows:

Initial Class – June 1, 1998
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 17

MFS High Yield

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. MFS High Yield (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $95, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 18

MFS High Yield

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Loan participations/ assignments: The Fund may purchase participations/ assignments in commercial loans. Such indebtedness may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loan participations/ assignments involve risks of insolvency of the lending bank or other financial intermediaries. As such, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the portfolio has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. Dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. Dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation– Conservative Portfolio	$19,559	5.03%
Asset Allocation– Moderate Growth Portfolio	81,470	20.97%
Asset Allocation–Moderate Portfolio	111,162	28.61%
Total	$212,191	54.61%

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 19

MFS High Yield

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $500 million of ANA
0.735% of the next $500 million of ANA
0.72% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.05% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $19. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $18. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 20

MFS High Yield

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$388,074
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	433,948
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, defaulted bonds and post October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$195
Undistributed (accumulated) net realized gain (loss) from investment securities	(195)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$55,335
Long-term Capital Gain	10,308
2006 Distributions paid from:
Ordinary Income	42,580
Long-term Capital Gain	4,986

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$30,777
Undistributed Long-term Capital Gain	$18
Post October Currency Loss Deferral	$(30)
Net Unrealized Appreciation (Depreciation)	$9,775

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING
PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 21

MFS High Yield

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 6.–(continued)

granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 22

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
MFS High Yield

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MFS High Yield (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 23

MFS High Yield

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $4,986 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 24

MFS High Yield

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between MFS High Yield Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and MFS Investment Management (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2006. The Trustees noted the underperformance of the Portfolio, relative to its peers, over the one-, three- and five-year periods, but noted that the performance still was competitive with many other investment companies. The Trustees concluded that the Portfolio needed additional time to establish itself following a change in sub-adviser in recent years and recent changes to the Portfolio's investment strategies. The Board also noted that the Portfolio's new pricing schedule will result in lower management and sub-advisory fees, which could help improve performance. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 25

MFS High Yield (continued)

services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's new pricing schedule (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. The Trustees noted that the management fees and overall expense ratio of the Portfolio were higher than most of its peer group, and asked that Management communicate the Board's desire for improved performance to the Sub-Adviser and attempt to lower expenses over time. However, the Board favorably noted the Portfolio's new pricing schedule, which will result in lower management and sub-advisory fees and may contribute to lower expense levels, to the benefit of the Portfolio and its shareholders. On the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. The Board favorably noted the Portfolio's new pricing schedule. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including soft-dollar benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that neither TFAI nor the Sub-Adviser realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders. The Board considered corporate changes that could take place at the Sub-Adviser in the future and discussed the potential consequences of such a change on the day-to-day management of the Portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS High Yield 26

MFS International Equity

MARKET ENVIRONMENT

After strong relative performance, many stocks with small capitalizations, or those domiciled in emerging markets or that operate in more cyclical areas of the economy, are trading at high valuations versus their history. Given peak company profit margins and recent increases in global interest rates, the risk to profit estimates would seem to be rising, particularly in these areas. In this environment, we are finding a number of stocks that we believe will be able to generate above-average earnings growth with little volatility and are trading at more attractive valuations than normal. At the end of 2006, we were most overweight the consumer staples, retailing, and leisure sectors and were most underweight the financial services and utilities and communications sectors.

PERFORMANCE

For the year ended December 31, 2006, MFS International Equity, Initial Class returned 23.07%. By comparison its benchmark, the Morgan Stanley Capital International EAFE Index, returned 26.86%. Effective July 3, 2006, American Century International was renamed MFS International Equity and changed its sub-adviser from American Century Global Investment Management, Inc. to MFS Investment Management.

STRATEGY REVIEW

For the period since July 3, 2006, when we took over management of the portfolio, stock selection in the retailing sector was the principle factor contributing to relative performance. In this sector, Hong Kong's global consumer products company Li & Fung Limited was among the portfolio's top contributors.

A combination of stock selection and an underweighted position in the energy sector boosted relative returns. Not holding benchmark constituent BP p.l.c. helped as the stock underperformed the benchmark over the reporting period.

Stock selection in the technology sector also contributed to relative performance. Nintendo Co., Ltd., whose stock posted strong gains over the period, was one of the portfolio's top contributors.

Individual stocks in other sectors that aided relative performance included Spanish electric utility company Iberdrola, S.A. (which was not held at year end), Swiss biopharmaceutical company Actelion Ltd., which is not a benchmark constituent, United Kingdom ("UK")-based household products manufacturer Reckitt Benckiser plc, communications company Singapore Telecommunications, Ltd., and Australian insurance Company QBE Insurance Group Ltd. Not holding poor-performing benchmark constituents Mitsubishi UFJ Financial Group, Inc. and Mizuho Financial Group, Inc. proved positive.

Stock selection in the industrial goods and services sector was the primary detractor from relative performance. Japanese industrial adhesive tapes maker Nitto Denko Corporation and French electrical distribution equipment manufacturer Schneider Electric SA were among the portfolio's top detractors.

A combination of stock selection and an overweighted position in the health care sector also dampened investment results. Overweighted positions in French pharmaceutical company Sanofi-Aventis, UK-based pharmaceutical firm GlaxoSmithKline plc, and Swiss pharmaceutical and diagnostic company Roche Holding Ltd. hurt relative performance, as all three stocks posted disappointing returns.

In the basic materials sector, Japanese glass products manufacturer Asahi Glass Co., Ltd. was another top detractor.

Elsewhere, Japanese financial services company Shinsei Bank, Limited and South Korean microchip and electronics manufacturer Samsung Electronics Co., Ltd., which is not a benchmark constituent, negatively impacted performance.

The portfolio's cash position was also a detractor from relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

David R. Mannheim

Marcus L. Smith

Co-Portfolio Managers
MFS Investment Management

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 1

MFS International Equity

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	From Inception	Inception Date
Initial Class	23.07%	9.42%	4.46%	1/2/97
MSCI-EAFE[1]	26.86%	15.45%	8.07%	1/2/97
Service Class	22.92%	–	20.92%	5/1/03

NOTES

1  The Morgan Stanley Capital International – Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Effective July 3, 2006, the portfolio was renamed to MFS International Equity and changed its sub-adviser from American Century Global Investment Management, Inc. to MFS Investment Management.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 2

MFS International Equity

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,135.90	1.09%	$5.87
Hypothetical (b)	1,000.00	1,019.71	1.09	5.55
Service Class
Actual	1,000.00	1,135.20	1.34	7.27
Hypothetical (b)	1,000.00	1,018.40	1.34	6.87

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At December 31, 2006

This chart shows the percentage breakdown by region of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 3

MFS International Equity

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS ( 97.4%)
Australia (0.9%)
QBE Insurance Group, Ltd.	139,110	$3,163
Austria (1.1%)
Erste Bank der Oesterreichischen Sparkassen AG	51,010	3,902
Bermuda (1.6%)
Esprit Holdings, Ltd.	203,000	2,267
Li & Fung, Ltd.	1,154,000	3,591
Canada (0.8%)
Canadian National Railway Co.	68,000	2,926
Cayman Islands (0.5%)
Hutchison Telecommunications International, Ltd. ‡	686,000	1,729
France (22.8%)
Air Liquide	47,980	11,382
AXA	254,320	10,285
Credit Agricole SA	179,260	7,531
Gaz De France †	69,710	3,204
Legrand Promesses †	109,950	3,219
L'Oreal SA	19,240	1,926
LVMH Moet Hennessy Louis Vuitton SA	83,610	8,815
Pernod-Ricard †	30,280	6,948
Sanofi-Aventis	76,760	7,080
Schneider Electric SA	93,170	10,332
Total SA †	123,930	8,931
Vivendi Universal SA	75,720	2,957
Germany (5.6%)
Bayer AG	120,960	6,485
Bayerische Motoren Werke AG	44,100	2,530
Continental AG	15,387	1,788
E.ON AG	70,230	9,523
Hong Kong (0.7%)
CNOOC, Ltd.	2,597,000	2,468
Indonesia (0.5%)
Bank Central Asia Tbk PT	3,077,000	1,782
Italy (3.7%)
Assicurazioni Generali SpA	91,340	4,007
Banca Intesa SpA	397,040	3,063
UniCredito Italiano SpA † (a)	718,090	6,287
Japan (16.7%)
Aeon Credit Service Co., Ltd.	115,400	2,184
Asahi Glass Co., Ltd. †	344,000	4,128
Bridgestone Corp.	190,000	4,234
Canon, Inc.	119,900	6,742
Fanuc, Ltd.	39,500	3,885

	Shares	Value
Japan (Continued)
Kao Corp.	260,000	$7,004
Nintendo Co., Ltd.	10,100	2,619
Nitto Denko Corp.	33,900	1,696
Nomura Holdings, Inc.	194,400	3,663
Omron Corp.	111,700	3,169
Ricoh Co., Ltd.	262,000	5,343
Shinsei Bank, Ltd.	668,000	3,924
Tokyo Gas Co., Ltd. †	475,000	2,523
Toyota Motor Corp.	141,600	9,459
Netherlands (0.3%)
TNT NV	25,050	1,076
Singapore (1.4%)
Singapore Telecommunications, Ltd.	2,401,700	5,134
South Korea (2.7%)
Samsung Electronics Co., Ltd.	14,752	9,677
Spain (0.9%)
Banco Bilbao Vizcaya Argentaria SA	143,440	3,450
Sweden (0.8%)
Telefonaktiebolaget LM Ericsson–Class B	683,550	2,762
Switzerland (15.6%)
Actelion NV ‡	10,480	2,301
Givaudan	1,560	1,442
Julius Baer Holding AG	54,400	5,981
Nestle SA	39,791	14,114
Roche Holding AG–Genusschein	72,420	12,963
Swiss Reinsurance (a)	83,750	7,108
Synthes, Inc.	17,230	2,051
UBS AG-Registered †	176,007	10,677
Thailand (0.5%)
Bangkok Bank PCL-(Foreign Registered)	575,400	1,830
United Kingdom (20.3%)
BG Group PLC	189,490	2,570
BHP Billiton PLC	145,830	2,667
Diageo PLC	382,590	7,507
GlaxoSmithKline PLC	332,280	8,740
Ladbrokes PLC	532,940	4,363
Next PLC	113,920	4,013
Reckitt Benckiser PLC	254,990	11,648
Royal Dutch Shell PLC-Class A	166,980	5,833
Smiths Group PLC	203,960	3,958
Tesco PLC	1,010,720	8,002
William Hill PLC	622,920	7,705
WPP Group PLC	491,490	6,642
Total Common Stocks (cost: $310,262)		352,908

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 4

MFS International Equity

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL ( 5.0%)
Debt (4.7%)
Bank Notes (0.1%)
Bank of America 5.32%, due 02/16/2007	$515	$515
Commercial Paper (1.1%)
Barton Capital LLC–144A 5.32%, due 01/16/2007	206	206
5.30%, due 01/17/2007	103	103
5.30%, due 01/17/2007	99	99
Charta LLC–144A 5.30%, due 01/31/2007	278	278
CIESCO LLC 5.31%, due 01/04/2007	103	103
Clipper Receivables Corp. 5.30%, due 01/31/2007	258	258
Compass Securitization–144A 5.30%, due 01/09/2007	327	327
CRC Funding LLC–144A 5.34%, due 01/23/2007	52	52
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	389	389
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	103	103
General Electric Capital Corp. 5.30%, due 01/26/2007	146	146
Greyhawk Funding–144A 5.31%, due 01/12/2007	103	103
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	154	154
Liberty Street–144A 5.31%, due 01/17/2007	154	154
Old Line Funding LLC–144A 5.35%, due 01/04/2007	103	103
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	103	103
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007	103	103
5.31%, due 01/08/2007	253	253
5.33%, due 02/08/2007	99	99
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	152	152
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	206	206
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007	52	52
5.31%, due 02/02/2007	103	103

	Principal	Value
Commercial Paper (continued)
Yorktown Capital LLC 5.30%, due 01/10/2007	$255	$255
5.33%, due 01/16/2007	103	103
Euro Dollar Overnight (0.6%)
Abbey National PLC 5.28%, due 01/05/2007	515	515
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	155	155
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	103	103
Fortis Bank 5.30%, due 01/02/2007	206	206
5.32%, due 01/03/2007	206	206
Societe Generale 5.31%, due 01/02/2007	309	309
Svenska Handlesbanken 5.25%, due 01/02/2007	182	182
UBS AG 5.29%, due 01/02/2007	155	155
5.30%, due 01/04/2007	206	206
5.30%, due 01/05/2007	206	206
Euro Dollar Terms (2.2%)
Bank of Nova Scotia 5.29%, due 01/30/2007	309	309
5.29%, due 02/06/2007	155	155
5.30%, due 02/27/2007	155	155
Barclays 5.31%, due 02/20/2007	515	515
Calyon 5.31%, due 02/16/2007	258	258
5.31%, due 02/22/2007	515	515
5.29%, due 03/05/2007	258	258
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	515	515
Citigroup 5.31%, due 03/05/2007	485	485
5.31%, due 03/16/2007	515	515
Dexia Group 5.29%, due 01/16/2007	309	309
Fortis Bank 5.30%, due 01/24/2007	309	309
5.30%, due 01/26/2007	309	309
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	515	515
5.31%, due 03/14/2007	309	309
Lloyds TSB Bank 5.30%, due 02/26/2007	103	103

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 5

MFS International Equity

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Marshall & Ilsley Bank 5.30%, due 03/19/2007	$155	$155
Rabobank Nederland 5.30%, due 03/05/2007	309	309
Royal Bank of Canada 5.31%, due 02/14/2007	309	309
Royal Bank of Scotland 5.28%, due 01/11/2007	309	309
5.29%, due 01/16/2007	155	155
5.29%, due 02/09/2007	155	155
Societe Generale 5.27%, due 01/19/2007	206	206
5.29%, due 02/01/2007	515	515
The Bank of the West 5.29%, due 01/17/2007	258	258
Repurchase Agreements (0.7%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $151 on 01/02/2007	151	151

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $1,879 on 01/02/2007	$1,878	$1,878
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $212 on 01/02/2007	212	212
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $321 on 01/02/2007	321	321
	Shares	Value
Investment Companies (0.3%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	1,025,309	$1,025
Total Security Lending Collateral (cost: $18,257)		18,257
Total Investment Securities (cost: $328,519) #		$371,165

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $17,281.

(a)  Passive Foreign Investment Company.

††  Cash collateral for the Repurchase Agreements, valued at $2,647, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $330,504. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $42,763 and $2,102, respectively. Net unrealized appreciation for tax purposes is $40,661.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $3,142 or 0.9% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 6

MFS International Equity

SCHEDULE OF INVESTMENTS (continued)
December 31, 2006
(all amounts except share amounts in thousands)
(unaudited)

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Chemicals & Allied Products	11.6%	$41,583
Commercial Banks	10.4%	37,751
Pharmaceuticals	8.6%	31,084
Beverages	6.4%	23,269
Oil & Gas Extraction	4.6%	16,636
Security & Commodity Brokers	4.0%	14,340
Insurance	3.9%	14,278
Food & Kindred Products	3.9%	14,114
Computer & Office Equipment	3.3%	12,085
Amusement & Recreation Services	3.3%	12,068
Automotive	3.3%	11,990
Business Services	2.9%	10,600
Industrial Machinery & Equipment	2.9%	10,332
Life Insurance	2.8%	10,285
Electronic Components & Accessories	2.8%	10,272
Electronic & Other Electric Equipment	2.7%	9,677
Electric Services	2.6%	9,523
Food Stores	2.2%	8,002
Telecommunications	1.9%	6,863
Rubber & Misc. Plastic Products	1.7%	6,021
Petroleum Refining	1.6%	5,834
Gas Production & Distribution	1.6%	5,727
Lumber & Other Building Materials	1.1%	4,128
Apparel & Accessory Stores	1.1%	4,013
Transportation Equipment	1.0%	3,591
Radio & Television Broadcasting	0.8%	2,957
Railroads	0.8%	2,926
Communications Equipment	0.8%	2,762
Manufacturing Industries	0.7%	2,619
Wholesale Trade Durable Goods	0.6%	2,267
Personal Credit Institutions	0.6%	2,184
Medical Instruments & Supplies	0.6%	2,051
Transportation & Public Utilities	0.3%	1,076
Investment Securities, at value	97.4%	352,908
Short-Term Investments	5.0%	18,257
Total Investment Securities	102.4%	$371,165

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 7

MFS International Equity

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $328,519) (including securities loaned of $17,281)	$371,165
Cash	8,578
Receivables:
Investment securities sold	429
Shares sold	549
Interest	18
Income from loaned securities	5
Dividends	268
Dividend reclaims receivable	103
381,115
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	84
Management and advisory fees	276
Service fees	2
Deferred foreign taxes	7
Administration fees	6
Payable for collateral for securities on loan	18,257
Other	85
18,717
Net Assets	$362,398
Net Assets Consist of:
Capital stock ($.01 par value)	$361
Additional paid-in capital	254,401
Undistributed (accumulated) net investment income (loss)	1,572
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	63,418
Net unrealized appreciation (depreciation) on: Investment securities	42,639
Translation of assets and liabilities denominated in foreign currencies	7
Net Assets	$362,398
Net Assets by Class:
Initial Class	$354,278
Service Class	8,120
Shares Outstanding:
Initial Class	35,313
Service Class	815
Net Asset Value and Offering Price Per Share:
Initial Class	$10.03
Service Class	9.97

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $502)	$5,618
Interest	198
Income from loaned securities-net	158
5,974
Expenses:
Management and advisory fees	2,943
Printing and shareholder reports	111
Custody fees	257
Administration fees	64
Legal fees	10
Audit fees	17
Trustees fees	23
Service fees:
Service Class	14
Other	6
Total expenses	3,445
Net Investment Income (Loss)	2,529
Net Realized Gain (Loss) from:
Investment securities (net of foreign capital gains tax of $4)	67,247
Foreign currency transactions	(1,224)
66,023
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities (net of foreign capital gains tax accrual of $7)	(4,327)
Translation of assets and liabilities denominated in foreign currencies	16
(4,311)
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	61,712
Net Increase (Decrease) in Net Assets Resulting from Operations	$64,241

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 8

MFS International Equity

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$2,529	$3,161
Net realized gain (loss) from investment securities and foreign currency transactions	66,023	21,046
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	(4,311)	5,989
	64,241	30,196
Distributions to Shareholders:
From net investment income:
Initial Class	(4,405)	(1,833)
Service Class	(72)	(22)
	(4,477)	(1,855)
From net realized gains:
Initial Class	(16,939)	(22,039)
Service Class	(307)	(299)
	(17,246)	(22,338)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	92,338	45,897
Service Class	5,876	2,209
	98,214	48,106
Dividends and distributions reinvested:
Initial Class	21,344	23,872
Service Class	379	321
	21,723	24,193
Cost of shares redeemed:
Initial Class	(66,509)	(46,363)
Service Class	(2,658)	(993)
	(69,167)	(47,356)
	50,770	24,943
Net increase (decrease) in net assets	93,288	30,946
Net Assets:
Beginning of year	269,110	238,164
End of year	$362,398	$269,110
Undistributed (accumulated) net investment income (loss)	$1,572	$1,225

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	9,726	5,451
Service Class	617	263
	10,343	5,714
Shares issued–reinvested from distributions:
Initial Class	2,328	2,961
Service Class	42	40
	2,370	3,001
Shares redeemed:
Initial Class	(7,064)	(5,480)
Service Class	(286)	(119)
	(7,350)	(5,599)
Net increase (decrease) in shares outstanding:
Initial Class	4,990	2,932
Service Class	373	184
	5,363	3,116

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 9

MFS International Equity

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$8.75	$0.08	$1.88	$1.96	$(0.14)	$(0.54)	$(0.68)	$10.03
	12/31/2005	8.61	0.11	0.92	1.03	(0.07)	(0.82)	(0.89)	8.75
	12/31/2004	7.53	0.05	1.03	1.08	–	–	–	8.61
	12/31/2003	6.01	0.04	1.48	1.52	–	–	–	7.53
	12/31/2002	7.65	0.01	(1.63)	(1.62)	(0.02)	–	(0.02)	6.01
Service Class	12/31/2006	8.70	0.05	1.89	1.94	(0.13)	(0.54)	(0.67)	9.97
	12/31/2005	8.59	0.08	0.91	0.99	(0.06)	(0.82)	(0.88)	8.70
	12/31/2004	7.52	0.03	1.04	1.07	–	–	–	8.59
	12/31/2003	5.91	(0.02)	1.63	1.61	–	–	–	7.52

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)				Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net(d)		Total (e)		Net Assets (f)	Rate (g)
Initial Class	12/31/2006	23.07%	$354,278	1.07%		1.07%		0.79%	138%
	12/31/2005	12.86	265,260	1.10		1.10		1.30	103
	12/31/2004	14.34	235,949	1.09		1.09		0.70	125
	12/31/2003	25.29	303,527	1.14	(h)	1.14	(h)	0.58	219
	12/31/2002	(21.18)	107,761	1.49		1.78		0.23	261
Service Class	12/31/2006	22.92	8,120	1.32		1.32		0.55	138
	12/31/2005	12.42	3,850	1.35		1.35		0.97	103
	12/31/2004	14.23	2,215	1.35		1.35		0.40	125
	12/31/2003	27.24	650	1.39		1.39		(0.51)	219

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  MFS International Equity (the "Fund") share classes commenced operations as follows:

Initial Class – January 2, 1997
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

(h)  The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 10

MFS International Equity

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. MFS International Equity (the "Fund") is part of ATST.

Effective July 3, 2006, the Fund was renamed to MFS International Equity and changed its sub-adviser from American Century Global Investment Management, Inc. to MFS Investment Management.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $68, earned by IBT for its services.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 11

MFS International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. Dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund's investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Fund accrues for taxes on the capital gains throughout the holding period of the underlying securities.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no open forward foreign currency contracts at December 31, 2006.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.925% of the first $250 million of ANA
0.90% of the next $250 million of ANA
0.85% of the next $500 million of ANA
0.80% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.125% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 12

MFS International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2006, were $3.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $18. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $13. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$460,801
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	435,645
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 13

MFS International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, passive foreign investment companies and post October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(9)
Undistributed (accumulated) net investment income (loss)	2,295
Undistributed (accumulated) net realized gain (loss) from investment securities	(2,286)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$7,361
Long-term Capital Gain	16,832
2006 Distributions paid from:
Ordinary Income	4,839
Long-term Capital Gain	16,884

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$23,742
Undistributed Long-term Capital Gain	$43,300
Post October Currency Loss Deferral	$(67)
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$40,661

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
MFS International Equity (formerly, American Century International):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MFS International Equity (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 15

MFS International Equity

SUPPLEMENT TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $16,884 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 16

MFS International Equity

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

In connection with the appointment of MFS Investment Management ("MFS") to replace American Century Global Investment Management, Inc. ("American Century") as sub-adviser to MFS International Equity (the "Portfolio"), at meetings of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on April 4 and 5, 2006 the Board, including the independent members of the Board, considered and approved the Investment Sub-Advisory Agreement between Transamerica Fund Advisors, Inc. ("TFAI") and MFS for an initial two-year period, effective July 2006. Also during a meeting held on November 7, 2006, the Board, including the independent members of the Board, considered and approved the renewal of the Investment Advisory Agreement between the Portfolio and TFAI for a one-year period. The Trustees' decisions to approve the Investment Sub-Advisory Agreement and to renew the Investment Advisory Agreement were based on their determination that the agreements will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. In reaching their decisions, the Trustees requested and obtained from TFAI and MFS such information as they deemed reasonably necessary to evaluate the proposed agreements. To evaluate the approval of the Investment Sub-Advisory Agreement at the April 4 and 5, 2006 meeting, the Trustees requested and obtained from TFAI and MFS such information as they deemed reasonably necessary, including information prepared for their comparisons of the Portfolio, as then managed by American Century, to a proprietary fund of MFS with an investment objective and investment strategies comparable to those of the Portfolio, that is managed by the portfolio managers of the Portfolio with the strategies that MFS proposed to use to manage the Portfolio if it was appointed as sub-adviser (the "MFS Proprietary series"). The Trustees also carefully considered the information that they had received throughout the year from TFAI and American Century as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the approval of the Investment Sub-Advisory Agreement and the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. At the Board's meeting on the April 4 and 5, 2006, the Board considered the nature and quality of services then provided by MFS to other series within the fund complex, the services expected to be provided by MFS upon its appointment as sub-adviser to the Portfolio and, for comparison purposes, the services then provided to the Portfolio by American Century. The Trustees noted that MFS proposed to manage the Portfolio at a lower sub-advisory fee rate than American Century. The Board determined that MFS is capable of providing high quality services, as indicated by its reputation, track record in the industry, and the high quality investment management services it has provided to other series within the fund complex in the past. The Board considered the professional qualifications and experience of the prospective portfolio managers for the Portfolio and the depth and processes of MFS's research team. The Board noted past regulatory issues at MFS, but concluded that MFS's compliance culture has improved and is satisfactory. Consequently, the Board determined that MFS can provide investment and related services that are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and of a quality equal or superior to the services then provided by American Century.

At the November 7, 2006 meeting, the Board considered the nature and quality of the services provided by TFAI and American Century to the Portfolio in the past, as well as the services provided by MFS for the period during which it served as sub-adviser. The Board noted the competitive fees and expenses for the Portfolio and the strongly improved performance of the Portfolio since MFS became sub-adviser. The Board concluded that TFAI and MFS are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past; TFAI's and MFS's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and MFS, TFAI's management oversight process, the professional qualifications and experience of MFS's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and MFS proposed to provide investment and related services that are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and MFS's future obligations will remain substantially identical to TFAI's and American Century's past obligations, respectively. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner. In addition, the Board discussed the likelihood that MFS may be sold by its parent company, and the potential consequences of such a change on the day-to-day management of the Portfolio. The Board requested that Management monitor any progress and inform the Board on a periodic basis.

The investment performance of the Portfolio. At the April 4 and 5, 2006 meeting, the Board considered the performance of the Portfolio and noted that it had expressed concerns about the Portfolio's performance compared to its peers in the past, and that the Portfolio had been on a watch

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 17

MFS International Equity (continued)

list for a period of time to permit the Board to gauge the ability of American Century to improve performance. For comparison purposes, the Board reviewed the performance information of the MFS Proprietary series and noted that the series has demonstrated investment performance stronger than the Portfolio. The Board further noted that as a result of the appointment of MFS as sub-adviser to the Portfolio, the Portfolio would be managed in a like manner by the same management personnel as the MFS Proprietary series. At the November 7, 2006 meeting, the Board noted the Portfolio's strongly improved performance since MFS became the Portfolio's sub-adviser. The Board also considered MFS's ability to control risk. On the basis of its assessment of the nature, extent and quality of the investment advisory services to be provided or procured by TFAI and MFS, the Board concluded that TFAI and MFS are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that performance records of TFAI and MFS's portfolio management team indicate that their management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board noted that MFS proposed to manage the Portfolio at a lower sub-advisory fee rate than American Century. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of MFS, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and MFS's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and MFS.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory and sub-advisory fee schedules appropriately benefits investors by permitting economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to MFS, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or MFS from their relationship with the Portfolio. The Board noted that it receives quarterly reports on MFS's brokerage practices, including "soft dollar" benefits that MFS may receive. The Board concluded that other benefits derived by TFAI, its affiliates, and MFS from their relationships with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions, sale charges and distribution/service fees, are reasonable and fair, and consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that MFS engages in soft-dollar arrangements consistent with applicable law, including "best execution" requirements in particular. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. In approving the appointment of MFS as sub-adviser to the Fund, the Board also considered MFS's overall portfolio management capabilities, the historical effectiveness of its proposed investment program for other clients, as demonstrated by the MFS Proprietary series, its alignment of portfolio manager compensation with investment performance, and its improved compliance record. The Board also determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of MFS. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

MFS International Equity 18

Munder Net50

MARKET ENVIRONMENT

The Standard and Poor's 500 Composite Stock Index ("S&P 500") posted a 15.78% total return for the year ended December 31, 2006. Technology stocks lagged this performance with the Goldman Sachs Technology Composite (GTC) up 8.96% for the year. The Internet segment of the market also lagged the broader market with the Inter@ctive Week Internet Index ("IIX") up 13.85% and the Morgan Stanley Internet Index up 9.48% for the year. The Munder Net50 had a mixed year, returning a flat 0.00% for the year.

As the economy has slowed, the best performers in the information technology sector have been large-cap stocks. In particular, large-cap technology stocks have demonstrated strong performance this year relative to many Internet and small-cap technology stocks.

PERFORMANCE

For the year ended December 31, 2006, Munder Net50, Initial Class returned 0.00%. By comparison its primary and secondary benchmarks, the S&P 500 and IIX, returned 15.78% and 13.85%, respectively.

STRATEGY REVIEW

We invest in companies that we believe are positioned to benefit from the growth of the Internet. This encompasses pure play Internet companies, technology companies, and offline companies transitioning a key aspect of their business online. In our view, three major trends continue to provide a tailwind for Internet growth: favorable demographic trends; increased broadband penetration; and globalization.

The heaviest users of the Internet are the youngest people in the population. Nearly 100% of 16-18 year olds in the U.S. are Internet users compared to less than 50% of the 65 and older group. We believe this may provide significant growth opportunities as teens, who have grown up with the Internet, enter their earning and peak spending years. Broadband penetration also continues to increase. At the end of 2005, approximately 32% of North American and 25% of European households had a broadband Internet connection. Asia Pacific penetration was only 11%, but grew over 50% from the prior year. We see high speed connections as enhancing the user experience and providing new e-commerce and advertising opportunities. Globalization is another driver of usage. In 2000, the U.S. represented 36% of global Internet users. By 2007, the U.S. is projected to represent only 20%. Asia Pacific is expected to grow rapidly, with an annual growth rate of 24% from 2004 to 2007. We believe this should provide an opportunity to invest in foreign Internet companies in addition to being a key driver of growth for many U.S. Internet companies.

The portfolio's 0.00% return for the year ended December 31, 2006 was below the 6.62% median return of the funds included in the Lipper Science & Technology category. The weak performance of the portfolio relative to this peer group was principally due to the significant disparity in performance between large-cap technology stocks and large-cap Internet stocks. For the year, large-cap technology stocks like Hewlett-Packard Company and Cisco Systems, Inc. were up 45.21% and 59.64%, respectively, while large-cap Internet stocks like eBay Inc. and Yahoo! Inc. were down 30.43% and 34.81%, respectively. The portfolio's overall exposure remains biased towards mid- and small-cap Internet stocks. In spite of the disparity in performance between large-cap technology stocks and large-cap Internet stocks, during 2006, we expect to continue with the portfolio's orientation towards mid- and small-cap Internet stocks given the portfolio's investment objective and our belief that Internet stocks offer an attractive investment opportunity in light of their strong secular growth and recent underperformance.

The most significant foreign holdings in the portfolio during 2006 were Chinese Internet companies. We believe that the Chinese Internet sector may see strong growth in the coming years driven by user growth and broadband adoption. After the U.S., China has the second largest number of Internet users in the world. We believe that companies such as Ctrip.com International, Ltd. and SINA Corporation are well-positioned to benefit from the Internet growth that we anticipate to occur in China.

Investment Team
Munder Capital Management

AEGON/Transamerica Series Trust

Annual Report 2006

Munder Net50 1

Munder Net50

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	From Inception	Inception Date
Initial Class	0.00%	5.04%	1.45%	5/3/99
S&P 500[1]	15.78%	6.19%	2.41%	5/3/99
IIX[1]	13.85%	6.54%	(6.38)%	5/3/99
Service Class	(0.29)%	–	15.96%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and Inter@ctive Week Internet (IIX) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. For the S&P 500 only, Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Munder Net50 has extensive technology holdings. Investing in technology stocks generally involves greater volatility and risks so an investment in the portfolio may not be appropriate for everyone.

Investing in Internet-related businesses involves special risks, including aggressive product pricing, short product cycles, product obsolescence and high price volatility due to a rapidly changing technology.

AEGON/Transamerica Series Trust

Annual Report 2006

Munder Net50 2

Munder Net50

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,077.20	1.00%	$5.24
Hypothetical (b)	1,000.00	1,020.16	1.00	5.09
Service Class
Actual	1,000.00	1,075.70	1.25	6.54
Hypothetical (b)	1,000.00	1,018.90	1.25	6.36

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Munder Net50 3

Munder Net50

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.5%)
Amusement & Recreation Services (0.3%)
Digital Music Group, Inc. ‡	60,000	$292
Business Services (20.5%)
24/7 Real Media, Inc. ‡	171,800	1,555
51job, Inc., ADR ‡†	27,000	461
Akamai Technologies, Inc. ‡	26,900	1,429
Aptimus, Inc. ‡	68,800	454
aQuantive, Inc. ‡	142,700	3,519
Ctrip.com International, Ltd., ADR †	17,300	1,081
eBay, Inc. ‡	101,800	3,061
Marchex, Inc.–Class B ‡†	91,000	1,217
Monster Worldwide, Inc. ‡	97,900	4,566
NetEase.com, ADR ‡†	84,200	1,574
The9, Ltd., ADR ‡†	27,000	870
Valueclick, Inc. ‡†	100,892	2,384
Communication (1.1%)
j2 Global Communications, Inc. ‡	44,000	1,199
Computer & Data Processing Services (47.6%)
Adobe Systems, Inc. ‡	29,186	1,200
Baidu.com, ADR ‡†	6,300	710
Bankrate, Inc. ‡†	61,600	2,338
Blackboard, Inc. ‡†	25,000	751
Checkfree Corp. ‡	28,300	1,136
CMGI, Inc. ‡	300,000	402
CNET Networks, Inc. ‡	211,400	1,922
Digital River, Inc. ‡	53,000	2,957
Google, Inc.–Class A ‡	15,100	6,953
Knot (The), Inc. ‡†	56,600	1,485
LoopNet, Inc. ‡	28,000	419
Microsoft Corp.	47,700	1,424
Move, Inc. ‡	777,830	4,286
NetFlix, Inc. ‡†	101,500	2,625
Red Hat, Inc. ‡†	76,700	1,764
Rediff.Com India, Ltd., ADR ‡†	65,000	1,196
salesforce.com, Inc. ‡	24,000	875
Shanda Interactive Entertainment, Ltd., ADR ‡	55,300	1,198
Sify, Ltd., ADR ‡†	71,000	677
SINA Corp. ‡†	153,200	4,397
Sohu.com, Inc. ‡	114,200	2,741
Tencent Holdings, Ltd.	240,000	855
TheStreet.com, Inc.	142,000	1,264
TOM Online, Inc., ADR ‡†	61,100	946
Travelzoo, Inc. ‡†	36,000	1,078
Vasco Data Security International ‡	48,000	569
Website Pros, Inc. ‡	71,000	642
Yahoo!, Inc. ‡	169,100	4,319
YP Corp. ‡	400,000	426

	Shares	Value
Computer & Office Equipment (5.8%)
Apple Computer, Inc. ‡	51,300	$4,352
Cisco Systems, Inc. ‡	71,100	1,943
Drug Stores & Proprietary Stores (0.7%)
Drugstore.Com, Inc. ‡	210,000	769
Holding & Other Investment Offices (0.2%)
Gmarket, Inc., ADR ‡	10,000	239
Management Services (1.4%)
Digitas, Inc. ‡	113,500	1,522
Pharmaceuticals (1.7%)
PetMed Express, Inc. ‡	139,000	1,856
Printing & Publishing (0.7%)
VistaPrint, Ltd. ‡	22,000	728
Retail Trade (11.6%)
Amazon.com, Inc. ‡†	58,000	2,289
Autobytel, Inc. ‡	202,400	708
GSI Commerce, Inc. ‡†	65,900	1,236
priceline.com, Inc. ‡†	115,450	5,035
Stamps.com, Inc. ‡	212,000	3,339
Security & Commodity Brokers (6.4%)
E*TRADE Financial Corp. ‡	122,700	2,751
TD Ameritrade Holding Corp.	256,600	4,152
Transportation & Public Utilities (1.5%)
Expedia, Inc. ‡	80,000	1,678
Total Common Stocks (cost: $90,569)		107,814
	Principal	Value
SHORT-TERM OBLIGATIONS (0.8%)
Repurchase Agreements (0.8%)
Investors Bank & Trust Co. 3.50%, dated 12/29/2006 to be repurchased at $920 on 01/02/2007 nl	$920	$920
Total Short-Term Obligations (cost: $920)		920
SECURITY LENDING COLLATERAL (23.2%)
Debt (21.9%)
Bank Notes (0.7%)
Bank of America 5.32%, due 02/16/2007	710	710
Commercial Paper (5.1%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	284 142 136	284 142 136
Charta LLC–144A 5.30%, due 01/31/2007	384	384

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Munder Net50 4

Munder Net50

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
CIESCO LLC
5.31%, due 01/04/2007	$142	$142
Clipper Receivables Corp. 5.30%, due 01/31/2007	355	355
Compass Securitization–144A 5.30%, due 01/09/2007	450	450
CRC Funding LLC–144A 5.34%, due 01/23/2007	71	71
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	536	536
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	142	142
General Electric Capital Corp. 5.30%, due 01/26/2007	201	201
Greyhawk Funding–144A 5.31%, due 01/12/2007	142	142
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	212	212
Liberty Street–144A 5.31%, due 01/17/2007	213	213
Old Line Funding LLC–144A 5.35%, due 01/04/2007	142	142
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	142	142
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	142 349 137	142 349 137
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	210	210
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	284	284
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	71 142	71 142
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	351 142	351 142
Euro Dollar Overnight (2.8%)
Abbey National PLC 5.28%, due 01/05/2007	710	710
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	213	213
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	142	142
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	284 284	284 284

	Principal	Value
Euro Dollar Overnight (continued)
Societe Generale
5.31%, due 01/02/2007	$426	$426
Svenska Handlesbanken 5.25%, due 01/02/2007	250	250
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	213 284 284	213 284 284
Euro Dollar Terms (10.0%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	426 213 213	426 213 213
Barclays 5.31%, due 02/20/2007	710	710
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	355 710 355	355 710 355
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	710	710
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	668 710	668 710
Dexia Group 5.29%, due 01/16/2007	426	426
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	426 426	426 426
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	710 426	710 426
Lloyds TSB Bank 5.30%, due 02/26/2007	142	142
Marshall & Ilsley Bank 5.30%, due 03/19/2007	213	213
Rabobank Nederland 5.30%, due 03/05/2007	426	426
Royal Bank of Canada 5.31%, due 02/14/2007	426	426
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	426 213 213	426 213 213
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	284 710	284 710

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Munder Net50 5

Munder Net50

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
The Bank of the West
5.29%, due 01/17/2007	$355	$355
Repurchase Agreements (3.3%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $209 on 01/02/2007	209	209
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $2,589 on 01/02/2007	2,588	2,588
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $292 on 01/02/2007	292	292
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $443 on 01/02/2007	443	443

	Shares	Value
Investment Companies (1.3%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	1,412,903	$1,413
Total Security Lending Collateral (cost: $25,159)		25,159
Total Investment Securities (cost: $116,648) #		$133,893

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $24,328.

n  At December 31, 2006, repurchase agreements excluding collateral for securities on loan are collateralized by a U.S. Government Agency Obligation with an interest rate and maturity date of 4.75% and 02/20/2032, respectively, and with a market value plus accrued interest of $966.

††  Cash collateral for the Repurchase Agreements, valued at $3,647, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.12% and 01/16/2007 - 12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

l  Investors Bank and Trust Co., a wholly-owned subsidiary of Investors Financial Services Corp., serves as the accounting, custody and lending agent for the Fund and provides various administrative services on behalf of the Funds.

#  Aggregate cost for federal income tax purposes is $117,178. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $20,953 and $4,238, respectively. Net unrealized appreciation for tax purposes is $16,715.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $4,331 or 4.0% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Munder Net50 6

Munder Net50

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $116,648) (including securities loaned of $24,328)	$133,893
Cash	50
Receivables:
Investment securities sold	656
Shares sold	51
Interest	4
Income from loaned securities	26
Dividends	3
134,683
Liabilities:
Investment securities purchased	909
Accounts payable and accrued liabilities:
Shares redeemed	100
Management and advisory fees	107
Service fees	1
Administration fees	2
Payable for collateral for securities on loan	25,159
Other	27
26,305
Net Assets	$108,378
Net Assets Consist of:
Capital stock ($.01 par value)	$105
Additional paid-in capital	88,337
Undistributed (accumulated) net investment income (loss)	68
Undistributed (accumulated) net realized gain (loss) from investment securities	2,623
Net unrealized appreciation (depreciation) on investment securities	17,245
Net Assets	$108,378
Net Assets by Class:
Initial Class	$105,005
Service Class	3,373
Shares Outstanding:
Initial Class	10,176
Service Class	330
Net Asset Value and Offering Price Per Share:
Initial Class	$10.32
Service Class	10.23

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends	$833
Interest	33
Income from loaned securities–net	303
1,169
Expenses:
Management and advisory fees	984
Printing and shareholder reports	11
Custody fees	24
Administration fees	22
Legal fees	2
Audit fees	17
Trustees fees	8
Service fees:
Service Class	8
Other	2
Total expenses before recapture of waived expenses	1,078
Recaptured expenses	23
Net expenses	1,101
Net Investment Income (Loss)	68
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	5,191
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(5,864)
Net Realized and Unrealized Gain (Loss) on Investment Securities	(673)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(605)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Munder Net50 7

Munder Net50

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$68	$(570)
Net realized gain (loss) from investment securities	5,191	5,055
Change in unrealized appreciation (depreciation) on investment securities	(5,864)	1,205
	(605)	5,690
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	8,482	30,511
Service Class	1,918	1,683
	10,400	32,194
Cost of shares redeemed:
Initial Class	(16,309)	(22,605)
Service Class	(1,739)	(1,558)
	(18,048)	(24,163)
	(7,648)	8,031
Net increase (decrease) in net assets	(8,253)	13,721
Net Assets:
Beginning of year	116,631	102,910
End of year	$108,378	$116,631
Undistributed (accumulated) net investment income (loss)	$68	$–

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	840	3,028
Service Class	198	189
	1,038	3,217
Shares redeemed:
Initial Class	(1,655)	(2,520)
Service Class	(178)	(170)
	(1,833)	(2,690)
Net increase (decrease) in shares outstanding:
Initial Class	(815)	508
Service Class	20	19
	(795)	527

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Munder Net50 8

Munder Net50

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$10.32	$0.01	$(0.01)	$–	$–	$–	$–	$10.32
	12/31/2005	9.55	(0.06)	0.83	0.77	–	–	–	10.32
	12/31/2004	8.28	(0.05)	1.32	1.27	–	–	–	9.55
	12/31/2003	4.97	(0.06)	3.37	3.31	–	–	–	8.28
	12/31/2002	8.07	(0.05)	(3.05)	(3.10)	–	–	–	4.97
Service Class	12/31/2006	10.26	(0.02)	(0.01)	(0.03)	–	–	–	10.23
	12/31/2005	9.52	(0.08)	0.82	0.74	–	–	–	10.26
	12/31/2004	8.28	(0.06)	1.30	1.24	–	–	–	9.52
	12/31/2003	5.94	(0.06)	2.40	2.34	–	–	–	8.28

				Ratios/Supplemental Data
	For the Period	Total		Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)				Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)		(000's)	Net (d)		Total (e)		Net Assets (f)	Rate (g)
Initial Class	12/31/2006	0.00	% (j)	$105,005	1.00	% (i)	1.00	% (i)	0.07%	72%
	12/31/2005	8.06		113,452	1.00		1.02		(0.62)	96
	12/31/2004	15.34		100,139	1.00	(h)	1.00	(h)	(0.55)	34
	12/31/2003	66.60		74,941	1.00		1.08		(0.88)	29
	12/31/2002	(38.41)		13,596	1.00		1.77		(0.92)	52
Service Class	12/31/2006	(0.29)		3,373	1.25	(i)	1.25	(i)	(0.23)	72
	12/31/2005	7.77		3,179	1.25		1.27		(0.87)	96
	12/31/2004	14.98		2,771	1.25	(h)	1.25	(h)	(0.68)	34
	12/31/2003	39.39		750	1.25		1.38		(1.14)	29

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Munder Net50 (the "Fund") share classes commenced operations as follows:

Initial Class–May 3, 1999
Service Class–May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers and includes the recovery of waived expenses, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

(h)  Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively (see Note 2).

(i)  Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively (see note 2).

(j)  Rounds to less than 0.01%.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Munder Net50 9

Munder Net50

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Munder Net50 (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $79 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market

AEGON/Transamerica Series Trust

Annual Report 2006

Munder Net50 10

Munder Net50

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $130, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation–Growth Portfolio	$37,132	34.26%
Asset Allocation–Moderate Growth Portfolio	27,559	25.43%
Asset Allocation–Moderate Portfolio	8,441	7.79%
Total	$73,132	67.48%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.90% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2005	$16	12/31/2008
	Expense Recovered by Advisor	Increase in Total Expenses to Average Net Assets
Fiscal Year 2006	$23	0.02%

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future

AEGON/Transamerica Series Trust

Annual Report 2006

Munder Net50 11

Munder Net50

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $5. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $5. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:

Long-Term	$78,575
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	82,761
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, net operating losses, and capital loss carryforwards.

The capital loss carryforward utilized during the year ended December 31, 2006 was $ 1,761.

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$1,365
Undistributed Long-term Capital Gains	$1,856
Capital Loss Carryforward	$—
Net Unrealized Appreciation (Depreciation)	$16,715

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund,

AEGON/Transamerica Series Trust

Annual Report 2006

Munder Net50 12

Munder Net50

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 5.–(continued)

there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U. S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Munder Net50 13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Munder Net50

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Munder Net50 (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Munder Net50 14

Munder Net50

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Munder Net50 (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Munder Capital Management (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. In light of the upcoming change in control of the Sub-Adviser, the Board also considered the successor agreement to the Investment Sub-Advisory Agreement. The Board reviewed information pertaining to a transaction wherein the management of the Sub-Adviser, in a partnership with business entities, would acquire the ownership interest of the Sub-Adviser's parent company in the Sub-Adviser (the "Transaction"), which would result in a change in control of the Sub-Adviser. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, as well as the successor agreement to the Investment Sub-Advisory Agreement, to take effect upon consummation of the Transaction. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, and the approval of the successor Investment Sub-Advisory Agreement for an initial two-year period, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees noted that, following the Transaction, the portfolio management operations and the portfolio management team of the Sub-Adviser would remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees conclude that TFAI and the Sub-Adviser generally had achieved acceptable investment performance, favorably noting that the Portfolio's one-, two-, three- and five-year performance relative to its peers has been competitive. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate

AEGON/Transamerica Series Trust

Annual Report 2006

Munder Net50 15

Munder Net50 (continued)

against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with or below industry averages. On the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. Although the investment advisory fees do not reduce should Portfolio assets grow meaningfully, the Board concluded that the advisory fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, and the competitive nature of the investment company market. The Trustees determined that the Portfolio currently has low and diminishing assets and limited prospects for growth due to a long-term change of investor sentiment, but also noted that the Sub-Adviser has indicated willingness to consider fee breakpoints in the future should assets grow. The Trustees concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders. Finally, the Trustees carefully considered the terms of the Transaction and its potential effects on the Portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

Munder Net50 16

PIMCO Total Return

MARKET ENVIRONMENT

Fixed income assets gained during 2006 as a whole despite a difficult environment in the first half of the year. The Lehman Brothers Aggregate Bond Index ("LBAB"), a widely used index of high-grade bonds, returned 4.33% for the full year. At the close of 2006 the benchmark ten-year Treasury yielded 4.71%, 31 basis points higher than at the start of the year. The 2-10 year portion of the U.S. Treasury yield curve was inverted by 11 basis points at year-end.

Bond markets struggled in the first half of the year as the Federal Reserve Board ("Fed") raised rates a total of four times and inflation pressures mounted, led by higher oil prices. The economic backdrop in the final two quarters was generally more benign. Interest rates moved lower for most of this period as the Fed held rates steady four meetings in a row and oil prices reversed course, helping ease inflation pressure. Markets interpreted the Fed pause as the end of a protracted tightening cycle in which the central bank boosted the federal funds rate
17 straight times between June 2004 and June 2006.

Signs that the economy was cooling raised expectations that the Fed would ease in 2007 to avert a recession. The strongest headwind was continued weakness in the housing sector, where price declines replaced appreciation in many markets and inventories of unsold homes remained near record levels. However, bond investors' confidence in a softening economy was dented somewhat near the end of the year. Strength in retail sales, lower gasoline prices and higher-than-expected housing starts fueled uncertainty about imminent Fed easing. As a result, interest rates trended upward as 2006 came to a close.

PERFORMANCE

For the year ended December 31st, 2006, PIMCO Total Return, Initial Class returned 4.21%. By comparison its benchmark, the LBAB, returned 4.33%.

STRATEGY REVIEW

PIMCO's investment process is based upon a long-term approach, which utilizes both "top-down" and "bottom-up" strategies. Top-down strategies focus on duration, yield curve positioning, volatility and sector rotation while bottom-up strategies drive our security selection process and facilitate the identification and analysis of undervalued securities. As we believe that no single strategy should dominate returns, our Total Return strategy relies on multiple sources of value added in a highly diversified portfolio.

Interest rate strategies were mixed for performance during the year. An above benchmark duration through most of the year was positive for performance as interest rates stabilized and fell in the second half of the year. However, an emphasis on short maturities was negative as the yield curve flattened and inverted. An overweight to mortgage-backed bonds and security selection added to returns, as this sector outpaced Treasuries. An underweight to corporates was negative for returns, as demand remained robust in this sector despite historically thin credit premiums. A tactical allocation to high yield corporate bonds added value, as these securities significantly outperformed their high-grade counterparts. A modest exposure to municipal bonds also added value, as their lower volatility helped performance versus taxable bonds. Non-U.S. positions were mixed; a European underweight added value as the European Central Bank ("ECB") raised rates, while exposure to the front of the United Kingdom curve detracted value. Exposure to emerging market bonds was positive, with capital continuing to flow into this sector.

Pasi Hamalainen

Portfolio Manager
Pacific Investment Management Company LLC

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 1

PIMCO Total Return

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	From Inception	Inception Date
Initial Class	4.21%	4.74%	5/1/02
LBAB[1]	4.33%	4.98%	5/1/02
Service Class	3.90%	3.35%	5/1/03

NOTES

1 The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 2

PIMCO Total Return

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,049.80	0.73%	$3.77
Hypothetical (b)	1,000.00	1,021.53	0.73	3.72
Service Class
Actual	1,000.00	1,047.60	0.98	5.06
Hypothetical (b)	1,000.00	1,020.27	0.98	4.99

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2006

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 3

PIMCO Total Return

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (10.5%)
U.S. Treasury Inflation Indexed Bond
3.38%, due 01/15/2007	$10,064	$10,047
3.63%, due 01/15/2008	18,240	18,435
0.88%, due 04/15/2010	16,940	16,060
3.00%, due 07/15/2012	1,257	1,294
2.00%, due 07/15/2014	5,140	4,988
2.50%, due 07/15/2016	4,897	4,934
2.38%, due 01/15/2025	899	895
U.S. Treasury Note 4.63%, due 11/15/2016	48,800	48,480
Total U.S. Government Obligations (cost: $105,893)		105,133
U.S. GOVERNMENT AGENCY OBLIGATIONS (63.1%)
Fannie Mae
4.50%, due 03/01/2010
4.50%, due 02/01/2013
4.00%, due 08/01/2013
4.00%, due 01/01/2014
5.50%, due 03/01/2016
5.50%, due 07/01/2016
5.50%, due 11/01/2016
5.50%, due 12/01/2016
6.00%, due 01/01/2017
4.50%, due 03/25/2017
5.50%, due 04/01/2017
6.00%, due 05/01/2017
5.50%, due 06/01/2017
5.50%, due 08/01/2017
5.50%, due 09/01/2017
5.50%, due 11/01/2017
5.00%, due 02/01/2018
5.00%, due 05/01/2018
5.00%, due 06/01/2018
5.00%, due 08/01/2018
5.00%, due 10/01/2018
5.00%, due 12/01/2018
5.00%, due 02/01/2019
5.00%, due 03/01/2019
5.00%, due 04/01/2019
5.00%, due 07/01/2019
5.00%, due 08/01/2019
5.00%, due 11/01/2019
5.00%, due 12/01/2019
5.00%, due 01/01/2020
5.00%, due 02/01/2020
5.00%, due 08/01/2020
5.00%, due 09/01/2020	776 374 4,804 556 244 268 100 229 6 898 117 5 60 189 199 23 22 515 523 433 164 606 26 153 707 412 306 3,091 948 135 209 28,856 18,127	764 367 4,647 537 245 269 100 229 6 879 117 5 61 190 199 23 22 507 515 427 162 597 26 151 696 405 301 3,042 933 133 205 28,368 17,820

	Principal	Value
5.00%, due 10/01/2020	$421	$414
5.00%, due 12/01/2020	293	288
5.00%, due 01/01/2021	1,929	1,896
5.00%, due 02/01/2021	539	530
5.00%, due 05/01/2021	4,284	4,211
7.02%, due 01/01/2028 *	139	142
6.50%, due 05/01/2032	106	109
5.50%, due 01/01/2033	122	121
5.50%, due 02/01/2033	593	587
5.50%, due 03/01/2033	1,249	1,236
5.50%, due 04/01/2033	2,622	2,595
5.50%, due 07/01/2033	2,028	2,007
5.50%, due 08/01/2033	92	91
5.50%, due 11/01/2033	6,644	6,576
5.50%, due 12/01/2033	295	292
5.50%, due 01/01/2034	2,505	2,479
5.50%, due 02/01/2034	873	863
5.50%, due 04/01/2034	3,444	3,407
5.50%, due 05/01/2034	2,356	2,330
6.50%, due 05/01/2034	122	124
5.50%, due 06/01/2034	22	22
5.50%, due 09/01/2034	1,129	1,116
5.50%, due 10/01/2034	631	624
5.50%, due 11/01/2034	5,346	5,289
5.50%, due 12/01/2034	3,165	3,131
5.50%, due 01/01/2035	812	803
5.50%, due 02/01/2035	7,774	7,690
5.50%, due 03/01/2035	1,855	1,834
5.50%, due 04/01/2035	4,542	4,371
4.84%, due 05/01/2035 *	3,230	3,195
5.50%, due 05/01/2035	11,096	10,969
5.50%, due 06/01/2035	5,362	5,301
5.50%, due 07/01/2035	2,764	2,733
4.77%, due 08/01/2035 *	4,527	4,476
5.50%, due 08/01/2035	7,219	7,136
4.71%, due 09/01/2035 *	4,996	4,935
5.50%, due 09/01/2035	678	671
5.50%, due 10/01/2035	1,293	1,279
5.00%, due 11/01/2035	171	165
5.50%, due 04/01/2036	785	776
5.50%, due 05/01/2036	782	773
6.50%, due 06/17/2038	3,700	3,828
5.96%, due 06/01/2043 *	1,046	1,051
Fannie Mae TBA 5.00%, due 01/01/2022 5.50%, due 01/01/2037 6.00%, due 01/01/2037 6.50%, due 01/01/2037	31,000 3,000 368,000 21,000	30,467 2,964 370,415 21,394

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 4

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal		Value
Freddie Mac
4.50%, due 10/01/2013		$538	$528
4.50%, due 03/15/2016		3,200	3,135
5.00%, due 08/15/2016		2,217	2,193
7.04%, due 08/01/2023 *		159	163
5.00%, due 03/15/2025		3,172	3,156
5.70%, due 12/15/2029 *		173	174
4.74%, due 09/01/2035 *		4,818	4,753
5.34%, due 09/01/2035 *		4,528	4,535
6.50%, due 07/25/2043		219	223
5.96%, due 10/25/2044 *		5,625	5,653
Ginnie Mae 6.50%, due 02/15/2029 6.50%, due 03/15/2029 6.50%, due 04/15/2029 6.50%, due 05/15/2029 6.50%, due 07/15/2029 6.50%, due 09/15/2029 6.50%, due 06/20/2032 5.50%, due 11/15/2032 5.50%, due 12/15/2032 5.50%, due 05/15/2033 5.50%, due 11/15/2033 5.50%, due 12/15/2033 5.50%, due 01/15/2034 5.50%, due 02/15/2034 5.50%, due 11/15/2035 5.50%, due 02/15/2036		82 157 6 11 7 86 13 715 1,179 230 841 1,337 427 906 546 10,348	85 161 6 11 7 88 14 713 1,175 230 838 1,332 425 903 544 10,298
Total U.S. Government Agency Obligations (cost: $635,438)			631,997
FOREIGN GOVERNMENT OBLIGATIONS (4.0%)
French Republic 2.25%, due 03/12/2007	EUR	14,150	18,609
Hong Kong Government–144A 5.13%, due 08/01/2014		2,700	2,698
Korea Highway Corp.–144A 5.13%, due 05/20/2015		850	833
Quebec Province 5.00%, due 12/01/2038	CAD	2,700	2,436
Republic of Brazil 7.88%, due 03/07/2015		75	84
8.88%, due 10/14/2019		25	30
Republic of Germany 4.00%, due 02/16/2007	EUR	11,390	15,024
Republic of South Africa 5.25%, due 05/16/2013 EUR		65	88
Total Foreign Government Obligations (cost: $38,543)			39,802

	Principal	Value
MORTGAGE-BACKED SECURITIES (7.5%)
American Home Mortgage Investment Trust,
Series 2005-2, Class 5A2
5.50%, due 09/25/2035 *	$2,085	$2,086
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1 4.78%, due 01/25/2034 *	340	336
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 4A1 4.64%, due 01/25/2034 *	503	502
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1 4.63%, due 10/25/2035 *	3,275	3,217
Bear Stearns ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB, Class A1B1 5.84%, due 11/25/2036 *	2,201	2,207
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1 5.51%, due 11/25/2034 *m	2,500	2,502
Bear Stearns Asset Backed Securities, Inc., Series 2006-SD4, Class 1A1 5.38%, due 10/25/2036 *	1,912	1,903
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class IA1 4.90%, due 10/25/2035 *	6,727	6,658
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3, Class A1 5.40%, due 10/25/2036 *	3,851	3,851
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3, Class A2 5.45%, due 10/25/2036 *	2,300	2,300
Countrywide Alternative Loan Trust, Series 2003-J11, Class 4A1 6.00%, due 10/25/2032	91	91
Countrywide Alternative Loan Trust, Series 2005-11CB, Class 2A8 4.50%, due 06/25/2035	954	943
Countrywide Alternative Loan Trust, Series 2005-81, Class A1 5.63%, due 02/25/2037 *	3,284	3,284
Countrywide Alternative Loan Trust, Series 2006-OA1, Class 2A1 5.56%, due 03/20/2046 *	3,135	3,138
Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-30, Class M 3.82%, due 10/19/2032 *	438	437

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 5

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Countrywide Home Loan Mortgage
Pass Through Trust,
Series 2004-7, Class 1A2
5.62%, due 05/25/2034 *	$47	$47
Credit Suisse First Boston Mortgage Securities Corp., Series 2002, Class P-3 -144A 5.90%, due 08/25/2033 *m	173	174
GS Mortgage Securities Corp. II, Series 1998-C1, Class A2 6.62%, due 10/18/2030	1,143	1,158
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.54%, due 09/25/2035 *	1,240	1,218
Lehman XS Trust, Series 2006-10N, Class 1A1A 5.43%, due 07/25/2046 *	2,391	2,391
Residential Accredit Loans, Inc., Series 2006-QO7, Class 3A1 5.42%, due 09/25/2046 *	1,066	1,066
Residential Funding Mortgage Securities I, Series 2003-S9, Class A1 6.50%, due 03/25/2032	99	99
Sequoia Mortgage Trust, Series 10, Class 2A1 5.73%, due 10/20/2027 *	299	299
Small Business Administration Participation, Series 2003-201 5.13%, due 09/01/2023	522	520
Small Business Administration, Series 2004-20C 4.34%, due 03/01/2024	2,991	2,851
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A-1 5.68%, due 09/19/2032 *	102	102
Structured Asset Mortgage Investments, Inc., Series 2005-AR8, Class A1 5.63%, due 02/25/2036 *	615	616
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 2A1 5.57%, due 05/25/2036 *	3,500	3,503
TBW Mortgage Backed Pass Through Certificates, Series 2006-6, Class A1 5.46%, due 01/25/2037 *m	4,800	4,805
Wachovia Bank Commercial Mortgage Trust, Series 2006-WHL7, Class A1 5.44%, due 09/15/2021 *	2,440	2,440

	Principal	Value
Washington Mutual, Inc.,
Series 2006-AR19, Class 1A1A
5.56%, due 01/25/2047 *m	$500	$501
Washington Mutual, Inc., Series 2006-AR3, Class A1A 5.83%, due 02/25/2046 *m	3,135	3,157
Washington Mutual, Inc., Series 2006-AR7, Class 3A 5.78%, due 07/25/2046 *	3,512	3,530
Washington Mutual, Inc., Series 2006-AR9, Class 2A 5.78%, due 08/25/2046 *	3,598	3,616
Washington Mutual, Series 2002-AR10, Class A6 4.82%, due 10/25/2032 *	84	83
Washington Mutual, Series 2002-AR2, Class A 5.60%, due 02/27/2034 *	255	256
Washington Mutual, Series 2003-R1, Class A1 5.62%, due 12/25/2027 *	8,364	8,362
Wells Fargo Mortgage Backed Securities Trust, Series 2003-13, Class A5 4.50%, due 11/25/2018	1,062	1,032
Total Mortgage-Backed Securities (cost: $75,348)		75,281
ASSET-BACKED SECURITIES (8.4%)
Aames Mortgage Investment Trust, Series 2006-1, Class A1 5.41%, due 04/25/2036 *	1,538	1,538
American Express Credit Account Master Trust, Series 2002-3, Class A, 5.46%, due 12/15/2009 *	2,000	2,001
Ameriquest Mortgage Securities, Inc., Series 2006-R1, Class A2A 5.43%, due 03/25/2036 *	398	398
Amortizing Residential Collateral Trust, Series 2002-BC4, Class A 5.64%, due 07/25/2032 *	6	6
Argent Securities, Inc., Series 2006-W3, Class A2A 5.42%, due 04/25/2036 *	2,037	2,037
Asset Backed Funding Certificates, Series 2006-HE1, Class A2A 5.38%, due 01/25/2037 *	4,717	4,717
BA Master Credit Card Trust, Series 1998-E, Class A 5.52%, due 09/15/2010 *	2,000	2,005

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 6

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Bank One Issuance Trust,
Series 2003-3A, Class A
5.46%, due 12/15/2010 *	$2,800	$2,805
Bear Stearns Asset Backed Securities, Inc., Series 2002-2, Class A1 5.68%, due 10/25/2032 *	66	66
Countrywide Asset-Backed Certificates, Series 2006-11, Class 3AV1 5.41%, due 09/25/2046 *	3,062	3,062
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV1 5.40%, due 01/25/2037 *	2,262	2,263
Countrywide Asset-Backed Certificates, Series 2006-24, Class 2A1 5.37%, due 12/26/2036 *m	4,800	4,806
Countrywide Asset-Backed Certificates, Series 2006-25, Class 2A1 5.39%, due 01/25/2046 m	1,900	1,902
Countrywide Asset-Backed Certificates, Series 2006-8, Class 2A1 5.38%, due 01/25/2046 *	2,952	2,952
Countrywide Asset-Backed Certificates, Series 2006-SD1, Class A1 5.51%, due 02/25/2036 *	1,718	1,718
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18, Class A2A 5.42%, due 12/01/2036 m	4,600	4,603
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FFH1, Class A1 5.42%, due 01/25/2036 *	165	165
Home Equity Asset Trust, Series 2002-1, Class A4 5.65%, due 11/25/2032 *	1	1
Lehman XS Trust, Series 2006-16N, Class A1A 5.43%, due 11/25/2046 *	3,895	3,894
Lehman XS Trust, Series 2006-17, Class WF11 5.47%, due 11/25/2036 *	3,719	3,720
Long Beach Mortgage Loan Trust, Series 2006-9, Class 2A1 5.38%, due 10/25/2036 *	1,032	1,032
Merrill Lynch Mortgage Investors, Inc., Series 2006-FF1, Class A2A 5.42%, due 08/25/2036 *m	4,800	4,805

	Principal	Value
Morgan Stanley ABS Capital I,
Series 2006-HE7, Class A2A
5.37%, due 09/25/2036 *	$3,922	$3,923
Morgan Stanley ABS Capital I, Series 2006-NC1, Class A1 5.43%, due 12/25/2035 *	666	666
Morgan Stanley ABS Capital I, Series 2006-WMC2, Class A2A 5.39%, due 07/25/2036 *	2,276	2,276
Morgan Stanley Capital I, Series 2006-NC2, Class A2B 5.47%, due 02/25/2036 *	4,700	4,702
Quest Trust, Series 2004-X2, Class A–144A 5.91%, due 06/25/2034 *	134	134
RACERS Series 1997-R-8-3-144A 5.67%, due 08/15/2007 *§m	1,100	1,104
Residential Asset Mortgage Products, Inc., Series 2006-RS1, Class AI1 5.43%, due 01/25/2036 *	1,711	1,712
Residential Asset Mortgage Products, Inc., Series 2006-RZ5, Class A1A 5.45%, due 04/25/2030 *m	5,000	5,003
SLM Student Loan Trust, Series 2006-9, Class A1 5.34%, due 10/25/2012 *	4,100	4,099
Small Business Administration, Series 2004-P10, Class A 4.50%, due 02/10/2014	1,401	1,358
Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A1 5.43%, due 01/25/2037 *m	1,500	1,501
Structured Asset Securities Corp., Series 2002-HF1, Class A 5.61%, due 01/25/2033 *	2	2
Structured Asset Securities Corp., Series 2006-BC3, Class A2 5.37%, due 10/25/2036 *	4,175	4,175
Wachovia Auto Loan Owner Trust, Series 2006-2A, Class A1–144A 5.36%, due 11/09/2007	2,367	2,367
Wells Fargo Home Equity Trust, Series 2005-3, Class AII1 5.46%, due 11/25/2035 *	815	815
Total Asset-Backed Securities (cost: $84,346)		84,333

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 7

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal		Value
MUNICIPAL BONDS (0.4%)
Revenue–Tobacco (0.4%)
Golden State Tobacco
Securitization Corp., CA
6.75%, due 06/01/2039		$460	$527
Tobacco Settlement Financing Corp., LA 5.88%, due 05/15/2039		100	107
Tobacco Settlement Financing Corp., NJ 6.38%, due 06/01/2032 6.75%, due 06/01/2039		2,175 260	2,440 297
Revenue–Utilities (0.0%)
New York, NY, City Municipal Water Finance Authority 5.00%, due 06/15/2035		340	355
Total Municipal Bonds (cost: $3,163)			3,726
CORPORATE DEBT SECURITIES (19.1%)
Air Transportation (0.2%)
Continental Airlines, Inc. 7.06%, due 09/15/2009		1,000	1,028
UAL Corp. 6.20%, due 09/01/2008 6.60%, due 09/01/2013		461 133	464 135
Automotive (0.2%)
Toyota Credit Canada, Inc. 0.56%, due 05/24/2007	JPY	200,000	1,678
Business Credit Institutions (1.7%)
Caterpillar Financial Services Corp. 5.44%, due 05/18/2009 *		700	701
General Electric Capital Corp. 5.38%, due 10/24/2008 *		16,400	16,405
Chemicals & Allied Products (0.4%)
Avon Products, Inc. 5.13%, due 01/15/2011		4,000	3,962
Commercial Banks (8.2%)
Bank of America NA 5.36%, due 12/18/2008 *		4,800	4,798
Bank of Ireland 5.38%, due 12/19/2008 *		4,800	4,799
Banque Nationale de Paris/New York 5.29%, due 05/28/2008 *		4,700	4,699
China Development Bank 5.00%, due 10/15/2015		300	292
Citigroup, Inc., Global Senior Note 5.49%, due 06/09/2009 *		2,000	2,005

	Principal		Value
European Investment Bank 2.13%, due 09/20/2007	JPY	630,000	$5,364
HBOS Treasury Services PLC, Senior Note–144A 5.35%, due 07/17/2008 *		1,400	1,400
HBOS Treasury Services PLC–144A 5.41%, due 07/17/2009 *		2,000	2,001
HSBC Bank USA NA/New York, NY 5.43%, due 07/28/2008 *		1,800	1,803
HSBC Capital Funding LP–144A 10.18%, due 06/30/2030 (a)(b)		100	148
Nordea Bank Finland PLC/New York, NY 5.31%, due 05/28/2008 *		5,300	5,300
Nykredit Realkredit A/S 4.16%, due 10/01/2038 *	DKK	17,400	3,019
Rabobank Capital Funding II–144A 5.26%, due 12/31/2013 (a)(b)		1,000	978
Rabobank Capital Funding Trust III–144A 5.25%, due 10/21/2016 (a)(b)		1,480	1,427
Rabobank Nederland, Series E 0.20%, due 06/20/2008	JPY	1,028,000	8,566
Rabobank Nederland–144A 5.39%, due 01/15/2009 *		3,800	3,801
Realkredit Danmark A/S 4.51%, due 10/01/2038 *	DKK	34,200	5,930
Santander US Debt SA Unipersonal, Senior Note–144A 5.43%, due 11/20/2009 *		4,700	4,699
Santander US Debt SA Unipersonal–144A 5.43%, due 02/06/2009 *		3,800	3,804
Skandinav Enskilda BK/NY 5.33%, due 02/04/2008 *		4,400	4,389
Societe Generale/New York 5.29%, due 06/20/2007 *		1,700	1,700
Sumitomo Mitsui Banking–144A 5.63%, due 10/15/2015 (a)(b)†		550	538
Unicredit Luxembourg Finance SA–144A 5.43%, due 10/24/2008 *		4,200	4,200
Unicredito Italiano/New York 5.37%, due 05/29/2008 *		4,800	4,799
VTB Capital SA for Vneshtorgbank–144A 5.97%, due 08/01/2008 *		2,200	2,201
Communication (0.0%)
Comcast Cable Communications 6.75%, due 01/30/2011		210	220
Comcast Corp. 6.50%, due 01/15/2015		200	208

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 8

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal		Value
Department Stores (0.5%)
Wal-Mart Stores, Inc. 5.27%, due 06/16/2008 *		$4,800	$4,799
Electric Services (0.4%)
Columbus Southern Power Co., Series C 5.50%, due 03/01/2013		100	100
Florida Power Corp. 4.80%, due 03/01/2013		1,960	1,899
Ohio Power Co., Series F 5.50%, due 02/15/2013		100	100
Progress Energy, Inc. 7.10%, due 03/01/2011 6.85%, due 04/15/2012		282 440	300 468
PSEG Power LLC 6.95%, due 06/01/2012		921	974
Electric, Gas & Sanitary Services (0.3%)
Entergy Gulf States, Inc. 5.70%, due 06/01/2015		750	732
Niagara Mohawk Power Corp. 7.75%, due 10/01/2008		825	855
Waste Management, Inc. 7.38%, due 08/01/2010 6.38%, due 11/15/2012		700 375	745 393
Food & Kindred Products (0.5%)
Kraft Foods, Inc. 5.63%, due 11/01/2011		4,000	4,043
Reynolds American, Inc., Senior Note 7.63%, due 06/01/2016		800	848
Gas Production & Distribution (0.3%)
El Paso Energy Corp. 7.80%, due 08/01/2031 7.75%, due 01/15/2032		450 425	492 465
Sonat, Inc. 7.63%, due 07/15/2011		1,000	1,060
Southern Natural Gas Co. 8.00%, due 03/01/2032		820	958
Holding & Other Investment Offices (0.3%)
Bank of Scotland, Series E 5.87%, due 11/22/2012		2,000	2,008
Weather Investments SARL Zero Coupon, due 06/17/2012 §(d)	EUR	1,000	1,318
Hotels & Other Lodging Places (0.1%)
Park Place Entertainment Corp. 7.50%, due 09/01/2009		800	830

	Principal	Value
Instruments & Related Products (0.2%)
Xerox Corp., Senior Note 9.75%, due 01/15/2009	$2,000	$2,160
Manufacturing Industries (0.2%)
Tyco International Group SA 6.38%, due 10/15/2011	1,510	1,580
Medical Instruments & Supplies (0.5%)
Fresenius Medical Care Capital Trust II 7.88%, due 02/01/2008	237	241
HCA, Inc., Series B 8.11%, due 11/14/2013 (d)	4,700	4,752
Mortgage Bankers & Brokers (0.1%)
Petroleum Export/Cayman–144A 5.27%, due 06/15/2011	645	627
Motion Pictures (0.0%)
Time Warner, Inc. 6.88%, due 05/01/2012	410	433
Oil & Gas Extraction (0.3%)
Gaz Capital for Gazprom 8.63%, due 04/28/2034	2,300	2,967
Personal Credit Institutions (0.7%)
Ford Motor Credit Co. 7.25%, due 10/25/2011 7.00%, due 10/01/2013	800 2,500	783 2,387
General Motors Acceptance Corp. 6.27%, due 01/16/2007 *	180	180
Household Finance Corp. 6.38%, due 11/27/2012	800	842
HSBC Finance Corp. 5.38%, due 05/21/2008 *	2,700	2,700
Petroleum Refining (0.0%)
Enterprise Products Operating, LP 4.95%, due 06/01/2010	500	492
Radio & Television Broadcasting (0.0%)
Clear Channel Communications, Inc. 7.25%, due 10/15/2027	300	256
Railroads (0.0%)
Norfolk Southern Corp. 6.75%, due 02/15/2011	550	578
Savings Institutions (0.2%)
World Savings Bank FSB 5.42%, due 06/20/2008 *	2,000	2,003

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 9

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal		Value
Security & Commodity Brokers (1.5%)
Bear Stearns Cos. (The), Inc. 7.63%, due 12/07/2009		$560	$596
Goldman Sachs Group, Inc. 5.46%, due 12/22/2008 *		800	801
Lehman Brothers Holdings, Inc. 5.42%, due 12/23/2008 *		4,800	4,799
Merrill Lynch & Co., Inc. 5.40%, due 12/22/2008 *		4,800	4,798
Morgan Stanley 5.50%, due 02/15/2007 * 5.85%, due 10/15/2015 *		2,900 1,100	2,901 1,110
Telecommunications (1.8%)
America Movil SA de CV, Senior Note–144A 5.47%, due 06/27/2008 *§m		4,900	4,897
BellSouth Corp. 5.47%, due 08/15/2008 *		4,200	4,202
Cingular Wireless LLC 6.50%, due 12/15/2011		560	587
France Telecom SA 6.75%, due 03/14/2008 (c)	EUR	1,569	2,131
KT Corp.–144A 4.88%, due 07/15/2015		900	859
Nippon Telegraph & Telephone Corp. 2.50%, due 07/25/2007	JPY	133,000	1,129
SBC Communications, Inc. 4.13%, due 09/15/2009		3,025	2,938
Verizon Global Funding Corp. 7.60%, due 03/15/2007		25	25
Wind Acquisition Finance, Series B 6.30%, due 06/17/2013 §m(d)	EUR	500	662
Wind Acquisition Finance, Series C 6.80%, due 06/17/2014 §m(d)	EUR	500	665
U.S. Government & Agency (0.5%)
Federal Home Loan Bank 5.50%, due 06/30/2008		4,800	4,801
Total Corporate Debt Securities (cost: $189,589)			191,730
	Shares		Value
PREFERRED STOCKS (0.4%)
Commercial Banks (0.4%)
DG Funding Trust–144A *§		380	$3,995
Total Preferred Stocks (cost: $4,042)			3,995

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.4%)
U.S. Treasury Bill
4.81%, due 03/15/2007 v	$3,535	$3,501
4.81%, due 03/15/2007 v	450	445
4.81%, due 03/15/2007 v	50	50
Total Short-Term U.S. Government Obligations (cost: $3,996)		3,996
COMMERCIAL PAPER (11.2%)
Commercial Banks (9.9%)
Bank of America Corp. 5.23%, due 03/01/2007 5.25%, due 03/15/2007 5.23%, due 03/20/2007	600 19,200 800	595 18,990 791
Countrywide Bank NA 5.35%, due 04/25/2007 *	3,700	3,700
Danske Corp. 5.24%, due 01/30/2007 5.23%, due 03/12/2007	12,700 14,500	12,643 14,348
Skandinaviska Enskilda Banken AB–144A 5.22%, due 03/06/2007	12,700	12,578
Societe Generale North America, Inc. 5.23%, due 03/01/2007 5.24%, due 03/12/2007	23,900 500	23,688 495
UBS Finance Delaware LLC 5.23%, due 03/08/2007 5.16%, due 06/12/2007	3,600 1,400	3,564 1,367
Westpac Trust Securities NZ, Ltd., London 5.25%, due 01/25/2007	6,700	6,675
Communication (0.4%)
Viacom, Inc.–144A 5.62%, due 05/29/2007	3,800	3,800
Computer & Data Processing Services (0.4%)
Time Warner Cable, Inc.–144A 5.36%, due 04/12/2007	4,600	4,529
Holding & Other Investment Offices (0.5%)
DaimlerChrysler North America Holding Corp. 5.34%, due 06/22/2007	4,800	4,676
Total Commercial Paper (cost: $112,440)		112,439
SHORT-TERM OBLIGATIONS (0.7%)
Repurchase Agreements (0.7%)
Lehman Brothers, Inc. 4.85%, dated 12/29/2006 to be repurchased at $6,504 on 01/02/2007 n	6,500	6,500
Total Short-Term Obligations (cost: $6,500)		6,500

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 10

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Contracts u	Value
PURCHASED OPTIONS (0.0%)
Covered Call Options (0.0%)
90-Day Euro Dollar Futures	680	$51
Call Strike $95.25
Expires 06/18/2007
Put Options (0.0%)
90-Day Euro Dollar Futures Put Strike $91.25 Expires 06/18/2007	373	3
90-Day Euro Dollar Futures Put Strike $91.25 Expires 09/17/2007	692	4
90-Day Euro Dollar Futures Put Strike $91.50 Expires 09/17/2007	1,106	7
90-Day Euro Dollar Futures Put Strike $92.25 Expires 12/17/2007	2,102	13
90-Day Euro Dollar Futures Put Strike $91.50 Expires 03/17/2008	332	2
90-Day Euro Dollar Futures Put Strike $91.75 Expires 03/17/2008	852	5
Fannie Mae TBA § Put Strike $91.88 Expires 03/06/2007	125,000	6
Total Purchased Options (cost: $349)		91
	Notional Amount	Value
PURCHASED SWAPTIONS (0.3%)
Covered Call Swaptions (0.3%)
EURIBOR Rate Swaption §m	$79,200	$128
Call Strike $3.96
Expires 07/04/2009
GBP-LIBOR Rate Swaption §m Call Strike $5.00 Expires 06/15/2007	16,000	7
GBP-LIBOR Rate Swaption §m Call Strike $5.06 Expires 06/15/2007	7,000	5
GBP-LIBOR Rate Swaption §m Call Strike $5.18 Expires 09/14/2007	68,300	187
LIBOR Rate Swaption §m Call Strike $4.73 Expires 02/01/2007	26,700	1

	Notional Amount	Value
Covered Call Swaptions (continued)
LIBOR Rate Swaption §m	$89,400	$16
Call Strike $4.85
Expires 03/26/2007
LIBOR Rate Swaption §m Call Strike $5.25 Expires 06/07/2007	42,000	246
LIBOR Rate Swaption §m Call Strike $5.50 Expires 06/30/2007	68,500	661
LIBOR Rate Swaption §m Call Strike $4.85 Expires 07/02/2007	50,900	50
LIBOR Rate Swaption §m Call Strike $5.25 Expires 07/02/2007	109,400	695
LIBOR Rate Swaption §m Call Strike $4.75 Expires 07/02/2007	104,200	77
LIBOR Rate Swaption §m Call Strike $4.90 Expires 10/25/2007	31,900	146
LIBOR Rate Swaption §m Call Strike $5.00 Expires 12/20/2007	41,400	253
LIBOR Rate Swaption §m Call Strike $5.37 Expires 07/02/2007	73,900	582
Total Purchased Swaptions (cost: $3,252)		3,054
	Principal	Value
SECURITY LENDING COLLATERAL (0.1%)
Debt (0.1%)
Bank Notes (0.0%)
Bank of America 5.32%, due 02/16/2007	$16	$16
Commercial Paper (0.0%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	6 3 3	6 3 3
Charta LLC–144A 5.30%, due 01/31/2007	8	8
CIESCO LLC 5.31%, due 01/04/2007	3	3
Clipper Receivables Corp. 5.30%, due 01/31/2007	8	8

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 11

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Compass Securitization–144A 5.30%, due 01/09/2007	$10	$10
CRC Funding LLC–144A 5.34%, due 01/23/2007	2	2
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	12	12
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	3	3
General Electric Capital Corp. 5.30%, due 01/26/2007	4	4
Greyhawk Funding–144A 5.31%, due 01/12/2007	3	3
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	5	5
Liberty Street–144A 5.31%, due 01/17/2007	5	5
Old Line Funding LLC–144A 5.35%, due 01/04/2007	3	3
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	3	3
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	3 8 3	3 8 3
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	5	5
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	6	6
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	2 3	2 3
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	8 3	8 3
Euro Dollar Overnight (0.0%)
Abbey National PLC 5.28%, due 01/05/2007	16	16
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	5	5
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	3	3
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	6 6	6 6
Societe Generale 5.31%, due 01/02/2007	9	9

	Principal	Value
Euro Dollar Overnight (continued)
Svenska Handlesbanken 5.25%, due 01/02/2007	$5	$5
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	5 6 6	5 6 6
Euro Dollar Terms (0.1%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	9 5 5	9 5 5
Barclays 5.31%, due 02/20/2007	16	16
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	8 16 8	8 16 8
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	16	16
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	15 16	15 16
Dexia Group 5.29%, due 01/16/2007	9	9
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	9 9	9 9
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	16 9	16 9
Lloyds TSB Bank 5.30%, due 02/26/2007	3	3
Marshall & Ilsley Bank 5.30%, due 03/19/2007	5	5
Rabobank Nederland 5.30%, due 03/05/2007	9	9
Royal Bank of Canada 5.31%, due 02/14/2007	9	9
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	9 5 5	9 5 5
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	6 16	6 16
The Bank of the West 5.29%, due 01/17/2007	8	8

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 12

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (0.0%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $5 on 01/02/2007	$5	$5
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $57 on 01/02/2007	57	57
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $6 on 01/02/2007	6	6
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $10 on 01/02/2007	10	10
	Shares	Value
Investment Companies (0.0%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	31,196	$31
Total Security Lending Collateral (cost: $555)		555
Total Investment Securities (cost: $1,263,454) #		$1,262,632
	Contracts u	Value
WRITTEN OPTIONS (0.0%)
Covered Call Options (0.0%)
EURO Dollar 1-Year
MID-CRV June 2008 Future	680	$(102)
Call Strike $95.75
Expires 06/15/2007
Total Written Options (premiums: $304)		(102)
	Notional Amount	Value
WRITTEN SWAPTIONS (-0.4%)
Covered Call Swaptions (-0.4%)
EURIBOR Rate Swaption m	$33,700	$(261)
Call Strike $4.10
Expires 07/04/2012
GBP-LIBOR Rate Swaption m Call Strike $4.85 Expires 06/15/2007	4,600	(22)
GBP-LIBOR Rate Swaption m Call Strike $4.85 Expires 06/15/2007	2,000	(10)
GBP-LIBOR Rate Swaption m Call Strike $4.85 Expires 09/14/2007	19,500	(179)
LIBOR Rate Swaption m Call Strike $4.78 Expires 02/01/2007	11,500	(3)

	Notional Amount	Value
Covered Call Swaptions (continued)
LIBOR Rate Swaption m	$21,300	$(55)
Call Strike $4.85
Expires 03/26/2007
LIBOR Rate Swaption m Call Strike $5.34 Expires 06/07/2007	18,000	(288)
LIBOR Rate Swaption m Call Strike $5.60 Expires 06/30/2007	29,800	(754)
LIBOR Rate Swaption m Call Strike $4.95 Expires 07/02/2007	10,800	(77)
LIBOR Rate Swaption m Call Strike $5.50 Expires 07/02/2007	24,200	(646)
LIBOR Rate Swaption m Call Strike $5.37 Expires 07/02/2007	47,600	(837)
LIBOR Rate Swaption m Call Strike $4.75 Expires 07/02/2007	22,800	(95)
LIBOR Rate Swaption m Call Strike $5.01 Expires 10/25/2007	13,900	(155)
LIBOR Rate Swaption m Call Strike $5.15 Expires 12/20/2007	18,000	(274)
Total Written Swaptions (premiums: $3,232)		$(3,656)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 13

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts in thousands)

SWAP AGREEMENTS:
	Expiration Date	Notional Amount		Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 0.77% and the Fund will pay to the counterparty at par in the event of default of Russian Federation Government Bond, 2.25%, due 03/31/2030. § Counterparty: JP Morgan Chase	5/20/07		$400	$1
Receive a fixed rate equal to 0.61% and the Fund will pay to the counterparty at par in the event of default of Russian Federation Government Bond, 5.00%, due 03/31/2030. § Counterparty: Goldman Sachs International	3/20/07		1,775	2
Receive a fixed rate equal to 0.70% and the Fund will pay to the counterparty at par in the event of default of Russian Federation Government Bond, 5.00%, due 03/31/2030. § Counterparty: Goldman Sachs International	3/20/07		725	1
Receive a fixed rate equal to 3.20% and the Fund will pay to the counterparty at par in the event of default of General Motors Acceptance Corp., 6.875%, due 08/28/2012. § Counterparty: Lehman Securities, Inc.	6/20/07		1,200	16
Receive a fixed rate equal to 2.15% and the Fund will pay a floating rate based on FRC–Excluding Tobacco- Non-Revised Consumer Price Index. §m Counterparty:UBS AG	10/15/10	EUR	6,300	112
Receive a fixed rate equal to 2.10% and the Fund will pay a floating rate based on FRC – Excluding Tobacco- Non-Revised Consumer Price Index. §m Counterparty: Barclays Bank PLC	10/15/10	EUR	2,500	41

	Expiration Date	Notional Amount		Net Unrealized Appreciation (Depreciation)
Receive a floating rate based on FRC– Excluding Tobacco-Non-Revised Consumer Price Index and the Fund will pay a fixed rate equal to 2.09%. §m
Counterparty: BNP Paribas	10/15/10	EUR	5,000	$82
Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR. Counterparty: Deutsche Bank AG	12/15/35		$20,100	(269)
Receive a floating rate based on the 6-month Great British Pound-LIBOR and pay a fixed rate equal to 4.00%. Counterparty: Barclays Bank PLC §	12/15/35	GBP	3,700	73
Receive a floating rate based on the 6-month Great British Pound-LIBOR and pay a fixed rate equal to 4.00%. § Counterparty: Deutsche Bank AG	12/15/35	GBP	6,400	20
Receive a floating rate based on the 6-month Japanese Yen-LIBOR and pay a fixed rate equal to 2.00%. Counterparty: Morgan Stanley Capital Services, Inc.	12/20/13	JPY	1,080,000	(8)
Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR. Counterparty: Citibank NA	12/20/11		$3,200	50
Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 6-month Great British Pound-LIBOR. Counterparty: Deutsche Bank AG	9/15/15	GBP	3,300	(83)
Receive a floating rate based on the 6-month Great British Pound-LIBOR and pay a fixed rate equal to 4.25%. Counterparty: Goldman Sachs Capital Markets, LP §	6/12/36	GBP	1,500	(37)
Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR. § Counterparty: UBS AG	6/18/09		$105,600	324

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 14

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts in thousands)

	Expiration Date	Notional Amount		Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 14.36% and the Fund will pay a floating rate based on the Brazilian Real-CDI. Counterparty: Merrill Lynch Capital Services §m	1/4/10	BRL	5,600	$100
Receive a fixed rate equal to 8.86% and the Fund will pay a floating rate based on the Mexican Peso TIIE-Banxico. §m Counterparty: Citibank NA	9/12/16	MXN	33,000	211
Receive a fixed rate equal to 0.06% and the Fund will pay to the counterparty at the notional amount in the event of default of American International Group, Inc. 5.60%, due 10/18/2016 § Counterparty: Lehman Securities, Inc.	3/20/08		$8,100	3
Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR. Counterparty:Morgan Stanley Capital Services, Inc.	6/20/37		15,600	(343)
Receive a fixed rate equal to 7.25% and the Fund will pay a floating rate based on the New Zealand Dollar-Bank Bill Rate -FRA (NZD-BBR-FRA). Counterparty:Morgan Stanley Capital Services, Inc.	6/15/09	NZD	45,400	(92)
Receive a fixed rate equal to 7.25% and the Fund will pay a floating rate based on the NZD-BBR-FRA. Counterparty: Citibank NA	6/15/09	NZD	54,400	(91)
Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR. Counterparty: Deutsche Bank AG	6/20/37		$18,500	(457)

	Expiration Date	Notional Amount		Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 6.00% and the Fund will pay a floating rate based on the 6-month Australian Dollar–Bank Bill Rate– BBSW (AUD- BBR-BBSW). Counterparty: Deutsche Bank AG	6/20/09	AUD	94,300	$(420)
Receive a fixed rate equal to 6.00% and the Fund will pay a floating rate based on the 6-month AUD–BBR–BBSW. Counterparty: JP Morgan Chase	6/20/09	AUD	48,000	(83)
Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR.
Counterparty:Royal Bank of Scotland PLC	6/20/37		$26,300	(463)
Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR. Counterparty: Citibank NA	6/20/37		2,900	(72)
Receive a floating rate based on the 6-month United States Dollar-LIBOR and pay a fixed rate equal to 5.00%. § Counterparty:Royal Bank of Scotland PLC	6/20/14		12,900	112
Receive a fixed rate equal to 8.72% and the Fund will pay a floating rate based the on Mexican Peso TIIE-Banxico. § Counterparty: Merrill Lynch Capital Services	9/5/16	MXN	26,900	65
Receive a floating rate based on the 3-month United States Dollar–LIBOR and pay a fixed rate equal to 5.00%. § Counterparty: Deutsche Bank AG	6/20/17		$14,200	317
Receive a floating rate based on the 6-month Great British Pound-LIBOR and pay a fixed rate equal to 4.00%. § Counterparty: Goldman Sachs Capital Markets, LP	12/15/35	GBP	8,700	165

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 15

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts in thousands)

	Expiration Date	Notional Amount		Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 8.17% and the Fund will pay a floating rate based on the Mexican Peso TIIE-Banxico. § Counterparty: Citibank NA	11/4/16	MXN	61,900	$127
Receive a fixed rate equal to 8.17% and the Fund will pay a floating rate based on the Mexican Peso TIIE-Banxico. § Counterparty: Goldman Sachs Capital Markets, LP	11/4/16	MXN	29,600	75
Receive a floating rate based on the 3-month United States Dollar–LIBOR and pay a fixed rate equal to 5.00%. § Counterparty: Citibank NA	6/20/17		$44,000	963
Receive a floating rate based on the 3-month United States Dollar-LIBOR and pay a fixed rate equal to 5.00%. § Counterparty: Morgan Stanley Capital Services, Inc.	6/20/17		36,200	827
Receive a floating rate based on the 3-month United States Dollar-LIBOR and pay a fixed rate equal to 5.00%. § Counterparty: Royal Bank of Scotland PLC	6/20/17		34,400	413
Receive a fixed rate equal to 12.948% and the Fund will pay a floating rate based on the Brazilian Real-CDI. § Counterparty: Merrill Lynch Capital Services	1/4/10	BRL	50,200	255
Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR. § Counterparty:Royal Bank of Scotland PLC	6/20/12		$2,100	(23)
Receive a fixed rate equal to 12.86% and the Fund will pay a floating rate based on the Brazilian Real-CDI. Counterparty: Goldman Sachs Capital Markets, LP	1/4/10	BRL	74,300	(117)

	Expiration Date	Notional Amount		Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR. Counterparty:Barclays Bank PLC	6/20/12		$13,700	$(150)
Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR. Counterparty: Lehman Securities, Inc.	6/20/12		13,300	(146)
Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR. Counterparty: Morgan Stanley Capital Services, Inc.	6/20/12		48,600	(539)
Receive a fixed rate equal to 8.72% and the Fund will pay a floating rate based on the Mexican Peso TIIE-Banxico. § Counterparty: Citibank NA	9/15/16	MXN	65,300	203
Receive from the counterparty at the notional amount in the event of default of Morgan Stanley BP, 5.84%, due 10/15/2015, and the Fund will pay a fixed rate equal to 0.275%. § Counterparty:Royal Bank of S cotland PLC	12/20/15		$1,100	3
Receive from the counterparty at the notional amount in the event of default of Avebury Finance CDO PLC, 7.05%, due 01/08/2051 and the Fund will pay a fixed rate equal to 1.80%. Counterparty: Merrill Lynch International	1/8/51		10,000	—	o
Receive a fixed rate equal to 0.463% and the Fund will pay to the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.IG.5 10 Year Index, the remaining interest payments on those defaulted securities. § Counterparty: Morgan Stanley Capital Services, Inc.	12/20/15		9,600	7

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 16

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts in thousands)

	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Receive from the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.IG.5 7 year Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 0.142%. Counterparty: Morgan Stanley Capital Services, Inc.	12/20/12	$13,400	$(5)
Receive from the counterparty at the notional amount in the event of default of Kraft Foods, Inc., 5.625%, due 11/1/2011, and the Fund will pay a fixed rate equal to 0.15%. Counterparty:Royal Bank of Scotland PLC	12/20/11	4,000	(3)
Receive from the counterparty at the notional amount in the event of default of Avon Products, Inc., 5.125%, due 01/15/2011 and the Fund will pay a fixed rate equal to 0.15%. § Counterparty: Credit Suisse International	3/20/11	4,000	2
Receive from the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.NA.IG.7 Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 0.4%. Counterparty: Deutsche Bank AG	12/20/11	20,100	(1)
Receive a fixed rate equal to 0.26% and the Fund will pay to the counterparty at the notional amount in the event of default of Russian Federation Government Bond, 5.00%, due 03/31/2030. § Counterparty: Deutsche Bank AG	12/20/07	900	—	o
Receive a fixed rate equal to 0.26% and the Fund will pay to the counterparty at the notional amount in the event of default of Republic of Panama Government Bond, 8.875%, due 09/30/2027. Counterparty:Barclays Bank PLC	12/20/08	4,500	—	o

	Expiration Date	Notional Amount		Net Unrealized Appreciation (Depreciation)
Receive from the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.NA.IG.7 Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 0.65%. Counterparty: Morgan Stanley Capital Services, Inc.	12/20/16		$16,600	$36
Receive from the Counterparty, in the event of default on any of the securities in the iTraxx Europe HiVol Series Version 1 Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 0.85%. Counterparty: HSBC Bank USA	12/20/16	EUR	8,600	6
Receive from the Counterparty, in the event of default on any of the securities in the iTraxx Europe HiVol Series Version 1 Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 0.85%. Counterparty: Deutsche Bank AG	12/20/16	EUR	7,900	5
Receive a fixed rate equal to 0.71% and the Fund will pay to the counterparty at the notional amount in the event of default of Ukraine Government Bond, 7.65%, due 06/11/2013. Counterparty:Barclays Bank PLC	12/20/08		$700	(1)
Receive a fixed rate equal to 0.40% and the Fund will pay to the counterparty at the notional amount in the event of default of Republic of Indonesia Government Bond, 6.75%, due 03/10/2014. Counterparty:Royal Bank of Scotland PLC	12/20/08		700	—	o
Receive a fixed rate equal to 0.72% and the Fund will pay to the counterparty at the notional amount in the event of default of Ukraine Government Bond, 7.65%, due 06/11/2013. Counterparty: Deutsche Bank AG	12/20/08		700	(1)
Total Swap Agreements (premium $3,472)				$1,213

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 17

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts in thousands)

FUTURES CONTRACTS:
	Contracts u	Settlement Date	Amount	Net Unrealized Appreciation (Depreciation)
10 Year Japan Government Bond	8	03/20/2007	$9,000	$(9)
10 Year U.S. Treasury Note	773	03/30/2007	83,073	(945)
2 Year U.S. Treasury Note	(61)	04/04/2007	(12,446)	31
3 Month Euro EURIBOR	141	09/17/2007	44,579	(123)
90-Day Euro Dollar	520	03/19/2007	123,084	(64)
90-Day Euro Dollar	802	06/18/2007	190,014	(55)
90-Day Euro Dollar	513	09/17/2007	121,728	(437)
90-Day Euro Dollar	512	12/17/2007	121,664	(196)
90-Day Euro Dollar	1,721	03/17/2008	409,211	(854)
90-Day GBP-LIBOR Future	462	12/19/2007	28	22
90-Day Sterling LIBOR	1,052	12/19/2007	243,262	(747)
Euro-BUND Future	(244)	02/21/2007	(3)	51
Euro-BUND Future	(244)	02/21/2007	(309)	(237)
			$1,332,885	$(3,563)
FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Australian Dollar	402	01/11/2007	$312	$5
Australian Dollar	441	02/01/2007	345	2
Brazilian Real	8,821	01/03/2007	4,064	68
Brazilian Real	(8,821)	01/03/2007	(4,088)	(43)
Brazilian Real	895	05/03/2007	400	11
Brazilian Real	12,233	06/04/2007	5,508	82
British Pound Sterling	(5,180)	01/11/2007	(10,147)	9
Canadian Dollar	(10,274)	01/11/2007	(8,962)	131
Danish Krone	(51,392)	03/06/2007	(9,080)	(35)
Euro Dollar	7,481	01/23/2007	9,786	88
Euro Dollar	(37,159)	01/23/2007	(49,659)	614
Japanese Yen	300,000	01/25/2007	2,546	(22)
Japanese Yen	(330,676)	01/25/2007	(2,816)	33
Japanese Yen	(729,823)	02/15/2007	(6,318)	159
Mexican Peso	37,268	01/16/2007	3,385	55
			$(64,724)	$1,157

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 18

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

*  Floating or variable rate note. Rate is listed as of December 31, 2006.

§  Security is deemed to be illiquid.

(a)  The security has a perpetual maturity. The date shown is the next call date.

(b)  Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of December 31, 2006.

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $545.

(c)  Coupon steps up or down by 25 BP for each rating upgrade or downgrade by Standard and Poor's or Moody's for each notch above or below A-/A3.

v  At December 31, 2006, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts and open futures contracts. The values of all securities segregated at December 31, 2006, are $200 and $3,835, respectively.

n  At December 31, 2006, repurchase agreements excluding collateral for securities on loan are collateralized by a U.S. Government Obligation with an interest rate and maturity date of 4.25% and 01/15/2010, respectively, and with a market value plus accrued interest of $6,651.

††  Cash collateral for the Repurchase Agreements, valued at $81, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

u  Contract amounts are not in thousands.

o  Value is less than $1.

m  Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

(d)  Loan Assignment.

#  Aggregate cost for federal income tax purposes is $1,264,104. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $5,564 and $7,036, respectively. Net unrealized depreciation for tax purposes is $1,472.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $63,888 or 6.3% of the net assets of the Fund.

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian dollar

DKK  Danish Krone

EUR  Euro

EURIBOR  Euro Interbank Offer Rate

GBP  Great British Pound

JPY  Japanese Yen

LIBOR  London Interbank Offer Rate

MXN  Mexican Peso

NZD  New Zealand dollar

RACERS  Restructured Asset Certificates with Enhanced Returns

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 19

PIMCO Total Return

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $1,263,454) (including securities loaned of $545)	$1,262,632
Cash	22,409
Foreign currency (cost: $16,623)	16,586
Receivables:
Investment securities sold	526,305
Shares sold	70
Interest	5,834
Unrealized appreciation on forward foreign currency contracts	1,257
1,835,093
Liabilities:
Investment securities purchased	825,695
Accounts payable and accrued liabilities:
Shares redeemed	493
Management and advisory fees	538
Service fees	5
Administration fees	17
Payable for collateral for securities on loan	555
Unrealized depreciation on forward foreign currency contracts	100
Variation margin	177
Written options and swaptions (premiums $3,536)	3,758
Swap agreements at value (premium $3,472)	2,259
Other	105
833,702
Net Assets	$1,001,391
Net Assets Consist of:
Capital stock ($.01 par value)	$912
Additional paid-in capital	971,078
Undistributed (accumulated) net investment income (loss)	30,512
Undistributed (accumulated) net realized gain (loss) from investment securities, futures contracts, written options and swaptions, swaps and foreign currency transactions	1,245
Net unrealized appreciation (depreciation) on:
Investment securities	(822)
Futures contracts	(3,563)
Written option and swaption contracts	(222)
Swap agreements	1,213
Translation of assets and liabilities denominated in foreign currencies	1,038
Net Assets	$1,001,391
Net Assets by Class:
Initial Class	$976,434
Service Class	24,957
Shares Outstanding:
Initial Class	88,945
Service Class	2,270
Net Asset Value and Offering Price Per Share:
Initial Class	$10.98
Service Class	11.00

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Interest	$38,509
Income from loaned securities-net	16
38,525
Expenses:
Management and advisory fees	5,259
Printing and shareholder reports	77
Custody fees	201
Administration fees	159
Legal fees	16
Audit fees	17
Trustees fees	57
Service fees:
Service Class	60
Other	14
Total expenses	5,860
Net Investment Income (Loss)	32,665
Net Realized Gain (Loss) from:
Investment securities	(1,372)
Futures contracts	3,680
Written option and swaption contracts	1,446
Swap agreements	(1,388)
Foreign currency transactions	(3,067)
(701)
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	849
Futures contracts	(3,216)
Written option and swaption contracts	(649)
Swap agreements	2,036
Translation of assets and liabilities denominated in foreign currencies	1,429
449
Net Realized and Unrealized Gain (Loss) on Investment Securities, Futures Contracts, Written Options and Swaptions, Swaps and Foreign Currency Transactions	(252)
Net Increase (Decrease) in Net Assets Resulting from Operations	$32,413

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 20

PIMCO Total Return

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$32,665	$22,327
Net realized gain (loss) from investment securities, futures contracts, written options and swaptions, swaps and foreign currency transactions	(701)	4,071
Change in unrealized appreciation (depreciation) on investment securities, futures contracts, written options and swaptions, swaps and foreign currency translation	449	(10,639)
	32,413	15,759
Distributions to Shareholders:
From net investment income:
Initial Class	(25,276)	(12,145)
Service Class	(798)	(378)
	(26,074)	(12,523)
From net realized gains:
Initial Class	–	(15,740)
Service Class	–	(520)
	–	(16,260)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	302,068	158,964
Service Class	7,191	13,778
	309,259	172,742
Dividends and distributions reinvested:
Initial Class	25,276	27,884
Service Class	798	899
	26,074	28,783
Cost of shares redeemed:
Initial Class	(83,132)	(81,796)
Service Class	(6,848)	(5,089)
	(89,980)	(86,885)
	245,353	114,640
Net increase (decrease) in net assets	251,692	101,616
Net Assets:
Beginning of year	749,699	648,083
End of year	$1,001,391	$749,699
Undistributed (accumulated) net investment income (loss)	$30,512	$26,463

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	27,674	14,449
Service Class	659	1,235
	28,333	15,684
Shares issued-reinvested from distributions:
Initial Class	2,356	2,558
Service Class	74	82
	2,430	2,640
Shares redeemed:
Initial Class	(7,634)	(7,424)
Service Class	(627)	(461)
	(8,261)	(7,885)
Net increase (decrease) in shares outstanding:
Initial Class	22,396	9,583
Service Class	106	856
	22,502	10,439

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 21

PIMCO Total Return

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$10.91	$0.45	$0.00	$0.45	$(0.38)	$–	$(0.38)	$10.98
	12/31/2005	11.12	0.36	(0.10)	0.26	(0.20)	(0.27)	(0.47)	10.91
	12/31/2004	10.98	0.19	0.29	0.48	(0.17)	(0.17)	(0.34)	11.12
	12/31/2003	10.62	0.22	0.29	0.51	(0.06)	(0.09)	(0.15)	10.98
	12/31/2002	10.00	0.20	0.42	0.62	–	–	–	10.62
Service Class	12/31/2006	10.93	0.42	0.01	0.43	(0.36)	–	(0.36)	11.00
	12/31/2005	11.16	0.34	(0.11)	0.23	(0.19)	(0.27)	(0.46)	10.93
	12/31/2004	11.02	0.17	0.29	0.46	(0.15)	(0.17)	(0.32)	11.16
	12/31/2003	10.89	0.12	0.11	0.23	(0.01)	(0.09)	(0.10)	11.02

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (a)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	4.21%	$976,434	0.73%	4.13%	709%
	12/31/2005	2.33	726,038	0.74	3.28	387
	12/31/2004	4.50	633,493	0.75	1.75	393
	12/31/2003	4.90	552,494	0.75	2.06	430
	12/31/2002	6.20	385,405	0.78	2.86	302
Service Class	12/31/2006	3.90	24,957	0.98	3.86	709
	12/31/2005	2.03	23,661	0.99	3.10	387
	12/31/2004	4.22	14,590	1.01	1.54	393
	12/31/2003	2.14	3,044	0.99	1.67	430

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  PIMCO Total Return (the "Fund") share classes commenced operations on:

Initial Class – May 1, 2002
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 22

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. PIMCO Total Return (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

TBA purchase commitments: The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not to exceed 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 23

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $7, earned by IBT for its services.

Loan participations/ assignments: The Fund may purchase participations/ assignments in commercial loans. Such indebtedness may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loan participations/ assignments involve risks of insolvency of the lending bank or other financial intermediaries. As such, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the portfolio has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. Dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. Dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2006 are listed in the Schedule of Investments.

Swap agreements: The Fund may enter into swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve commitments to pay/receive interest in exchange for a market-linked return, both based on notional amounts. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 24

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain or loss on the Statement of Operations.

Open swaps agreements at December 31, 2006 are listed in the Schedule of Investments.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of open futures contracts at December 31, 2006 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities. Variation margin represents the additional payment due or excess deposits made in order to maintain the equity account at the required margin level.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market; and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

Transactions in written options were as follows:

	Premium	Contracts*
Balance at December 31, 2005	$34	146
Sales	837	40,002,206
Closing Buys	(43)	(376)
Expirations	(524)	(40,001,296)
Exercised	–	–
Balance at December 31, 2006	$304	680

*  Contracts not in thousands

Swaptions contracts: The Fund is authorized to write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a variable rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current value of the swaption. Changes in the value of the swaption are reported as Unrealized gains or losses in written options in the Statement of Assets and Liabilities. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from written options. The difference between the premium and the amount paid on affecting a closing purchase transaction is treated as a realized gain or loss.

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Balance at December 31, 2005	$803	82,000
Sales	3,343	307,700
Closing Buys	–	–
Expirations	(914)	(112,000)
Exercised	–	–
Balance at December 31, 2006	$3,232	277,700

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 25

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation – Conservative Portfolio	$82,479	8.24%
Asset Allocation – Moderate Growth Portfolio	241,709	24.14%
Asset Allocation – Moderate Portfolio	261,906	26.15%
International Moderate Growth Fund	7,114	0.71%
Total	$593,208	59.24%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.70% of the first $250 million of ANA
0.65% of the next $500 million of ANA
0.60% of ANA over $750 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $49. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 26

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $31. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$387,264
U.S. Government	5,081,164
Proceeds from maturities and sales of securities:
Long-Term	182,352
U.S. Government	4,681,323

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, swaps, option contracts, futures contracts and Post October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$(2,542)
Undistributed (accumulated) net realized gain (loss) from investment securities	2,542

The capital loss carryforward utilized during the year ended December 31, 2006 was $571.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$22,107
Long-term Capital Gain	6,676
2006 Distributions paid from:
Ordinary Income	26,074
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$32,210
Undistributed Long-term Capital Gain	$259
Post October Capital Loss Deferral	$(928)
Post October Currency Loss Deferral	$(584)
Net Unrealized Appreciation (Depreciation)	$(1,556)*

*  Amount includes unrealized appreciation (depreciation) on derivative instruments.

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 27

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 28

  Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
PIMCO Total Return

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Total Return (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 29

PIMCO Total Return

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between PIMCO Total Return (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Pacific Investment Management Company LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved strong investment performance, favorably noting that the performance of the Portfolio was superior to the median relative to its peers over the past one- and three-year periods and competitive with the median relative to its peers over the past two-year period. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. The Trustees noted that although the management fees are above industry median, the Portfolio's performance has remained strong compared to peer funds, and the Board favorably noted the new lower investment advisory fee schedule, which would contribute to lowering the Portfolio's expense level for the benefit of its shareholders. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory

AEGON/Transamerica Series Trust

Annual Report 2006

PIMCO Total Return 30

PIMCO Total Return (continued)

and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by permitting potential economies of scale in the form of lower management fees as the level of assets grows. The Board noted that, despite the absence of such breakpoints in the sub-advisory fee payable by TFAI to the Sub-Adviser, the sub-advisory fee schedule is consistent with the Sub-Adviser's proprietary mutual fund advisory fees. The Board further noted that TFAI is proposing to offer the Portfolio an additional advisory fee breakpoint in an effort to further reduce the level of Portfolio expenses. Based on such information, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that neither TFAI nor the Sub-Adviser realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

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PIMCO Total Return 31

Templeton Transamerica Global

MARKET ENVIRONMENT

Templeton Investment Counsel, LLC

The global economy grew in 2006, although gross domestic product growth slowed in the U.S. while it accelerated in Europe. The economic drivers remained consistent over the past four years: strong corporate and consumer demand; reasonably low inflation; a tight or improving labor market; and a relatively moderate interest rate environment, despite recent interest rate increases by many of the world's central banks. However, the economy also faced headwinds from elevated energy prices, higher global interest rates and a weaker U.S. housing market. These factors dampened investor confidence mid-year, when many equity markets declined before rebounding later in the year.

Despite such challenges, global economic activity was healthy. Strong global liquidity – whether petrodollars, corporate cash, private equity, household savings or central banks' reserves – continued to search for a home. Record global merger and acquisition activity in 2006 also reflected the abundance of cash in the capital markets. Bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose in the latter part of the year.

With this economic backdrop, non-U.S. equity markets led global equity markets to end 2006 on a strong note, and all major regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and many European countries reached highs in the fourth quarter, and many emerging market indices in Asia, Europe and Latin America neared or reached all-time highs.

Transamerica Investment Management, LLC

In the initial months of the reporting period, investors seemed to generally overlook high energy prices, rising inflation, and the Federal Reserve Board's ("Fed") efforts to stanch inflation by raising interest rates. Focusing instead on sustained economic growth and strong corporate earnings, they bid stock prices up through mid-May, at which point apprehension about inflationary pressures and the Fed's interest-rate policy gained the upper hand. Equities surrendered some of their earlier gains as investors worried that the Fed's 17 rate increases since 2004 might slow the economy too quickly.

Market conditions remained negative until late August, when the Fed opted to leave interest rates unchanged, signaling reduced concerns about inflation. The market rebounded, buoyed by the Fed's decision, falling energy prices and continued strength in corporate earnings.

Against this backdrop, the Standard and Poor's 500 Composite Stock Index, a broad market barometer for U.S. equities, generated a one-year total return of 15.78%, led by traditional value sectors like energy and telecommunications.

PERFORMANCE

For the year ended December 31, 2006, Templeton Transamerica Global, Initial Class returned 18.79%. By comparison its benchmark, the Morgan Stanley Capital International World Index (MSCIW), returned 20.65%. Effective October 27, 2006, Templeton Great Companies Global was renamed Templeton Transamerica Global and effective August 1, 2006 its domestic sub-adviser was changed from Great Companies, L.L.C. to Transamerica Investment Management, LLC.

STRATEGY REVIEW
Templeton Investment Counsel, LLC

During the period, at the sector level the portfolio benefited most from our stock selection in the industrials sector relative to the MSCI World ex U.S., a broad market barometer for non-U.S. equities. Within this sector, our overweighted positions in Vestas Wind Systems A/S ("Vestas") and Qantas Airways Limited ("Qantas") also aided relative portfolio performance. As the world's largest wind turbine manufacturer, Vestas benefited from strong international demand for its products and ended the period as the portfolio's top contributor in relative terms. Shares of Qantas, the Australian national carrier, rose after a private equity consortium increased its previous takeover offer late in the period. Also, stock selection in the telecommunication services sector, especially our stake in Telenor ASA ("Telenor"), Norway's largest telecommunications company, helped relative portfolio performance. Telenor's shares appreciated on healthy profits and subscriber growth, and the holding was the top contributor in absolute terms for the period. Our geographical stock selection, which resulted in an underweighted allocation to Asia, particularly in Japan, also contributed to relative performance. The Japanese market significantly underperformed the benchmark due to concerns regarding economic growth and the momentum of needed economic reforms. The portfolio's Japanese holdings, such as Nintendo Co., Ltd. and Konica Minolta Holdings, Inc., outperformed the Japanese sub-sector of the benchmark and highlighted our bottom-up, stock-picking style.

The U.S. Dollar depreciated versus most foreign currencies for the year, which also contributed to the portfolio's performance because investments in securities with non-U.S. currency exposure gained value as the Dollar weakened.

AEGON/Transamerica Series Trust

Annual Report 2006

Templeton Transamerica Global 1

Templeton Transamerica Global (continued)

Although the portfolio's utilities sector holdings had the greatest absolute return for the reporting period, the portfolio was negatively impacted in relative terms by its underweighted sector position. Also, our holding in Korea Electric Power Corporation (not an index component) underperformed the index and detracted from relative portfolio performance. Similarly, our underweighting in the consumer staples sector hindered relative performance. In addition, overweighted positions in Nestle S.A. and Cadbury Schweppes plc, which underperformed the index, hurt relative performance. From a geographic perspective, European equities overall performed well during the period, but our stock selection in some United Kingdom ("UK") and German stocks detracted from relative performance. Underperformers included the UK's BP p.l.c. and Smiths Group plc, and Germany's Siemens AG.

Transamerica Investment Management, LLC

After assuming daily management responsibility for the U.S. portion of the portfolio in August 2006, we began gradually repositioning the portfolio's assets to be more consistent with our investment approach. We emphasize companies that, in addition to having capable management teams, stable balance sheets and highly competitive positions, stand to benefit from long-term secular trends. Among those trends are the growing levels of wealth accumulation worldwide; increased spending on bridges, roads, dams, etc., as nations develop or replace infrastructure; and the digitization of media for mass consumer adoption. We will complete this transition over time, and with an eye to matching capital gains and losses wherever possible.

To date, we have replaced certain underperforming securities that we believed would not recover in the foreseeable future, including Medtronic, Inc. ("Medtronic") and Quest Diagnostics Incorporated ("Quest"). Medtronic, a maker of heart and insulin pumps and other medical devices, is unable to maintain prices in the face of Medicare reimbursement revisions. We believe there will be a slowdown in acquisitions and new product launches at Quest, which provides healthcare diagnostics testing and laboratory services.

In contrast, we maintained the portfolio's exposure to another original holding: clothing and accessories manufacturer and retailer Coach, Inc. This company has a strong reputation among wealth-accumulating middle-class Americans who desire higher-quality products and services. We have added several other stocks that fit this profile, including retailer Nordstrom, Inc. ("Nordstrom"), hotelier Marriott International, Inc. ("Marriott"), and Apple Computer Inc. ("Apple"), all top contributors to results since August 1st. Apple is growing along with rising levels of individual wealth and consumer adoption of portable, digitized media. It dominates the personal music device (i.e., iPod) business and is gaining share in the consumer personal computer ("PC") market. Nordstrom is a retailer of choice among Americans shopping for higher-end clothing and accessories and has much room for national expansion. Marriott is benefiting from high occupancy rates for hotels and a relative shortage of premium rooms.

These gains were partially offset by weakness in two other new holdings: heavy-equipment manufacturer Caterpillar, Inc. and Schlumberger Limited, which provides efficiency-enhancing services for oil and gas drilling and production. We believe the setbacks are temporary and believe these companies will be core holdings of the portfolio.

Tina Sadler, CFA

Antonio T. Docal, CFA

Gary Motyl, CFA

Co-Portfolio Managers Templeton Investment Counsel, LLC

Gary U. Rollé, CFA

Transamerica Investment Management, LLC

AEGON/Transamerica Series Trust

Annual Report 2006

Templeton Transamerica Global 2

Templeton Transamerica Global

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	18.79%	4.89%	7.87%	11.47%	12/3/92
MSCIW[1]	20.65%	10.50%	8.09%	10.24%	12/3/92
Service Class	18.45%	–	–	16.07%	5/1/03

NOTES

1  The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Effective October 27, 2006, the portfolio was renamed to Templeton Transamerica Global and effective August 1, 2006 Transamerica Investment Management, LLC ("TIM") became sub-adviser to the domestic equity portion of the portfolio. TIM served as subadviser of the portfolio on an interim basis from August 1, 2006 to October 26, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Templeton Transamerica Global 3

Templeton Transamerica Global

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,134.80	0.87%	$4.68
Hypothetical (b)	1,000.00	1,020.82	0.87	4.43
Service Class
Actual	1,000.00	1,133.10	1.12	6.02
Hypothetical (b)	1,000.00	1,019.56	1.12	5.70

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At December 31, 2006

This chart shows the percentage breakdown by region of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Templeton Transamerica Global 4

Templeton Transamerica Global

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.1%)
Australia (1.1%)
National Australia Bank, Ltd.	131,727	$4,195
Qantas Airways, Ltd.	544,111	2,239
Brazil (0.9%)
Cia Vale do Rio Doce, ADR †	59,360	1,765
Empresa Brasileira de Aeronautica SA, ADR †	40,580	1,680
Tele Norte Leste Participacoes SA, ADR †	121,300	1,810
Canada (1.9%)
BCE, Inc. †	81,745	2,207
Jean Coutu Group, Inc.–Class A †	206,500	2,440
Research In Motion, Ltd. ‡	22,000	2,811
Suncor Energy, Inc. †	53,500	4,222
Cayman Islands (1.0%)
ACE, Ltd.	61,040	3,697
XL Capital, Ltd.–Class A †	37,560	2,705
Denmark (0.7%)
Vestas Wind Systems A/S ‡	105,820	4,469
Finland (1.0%)
Stora Enso Oyj–Class R	193,910	3,068
UPM-Kymmene Oyj	121,460	3,062
France (5.4%)
Accor SA	40,850	3,162
AXA	116,760	4,722
France Telecom SA	178,680	4,936
Michelin (C.G.D.E.)–Class B	52,884	5,056
Sanofi-Aventis	57,895	5,340
Suez SA, ADR †	67,680	3,517
Thomson Multimedia SA	108,470	2,118
Thomson, Sponsored ADR	62,840	1,227
Total SA	42,548	3,066
Germany (4.7%)
BASF AG, ADR †	17,080	1,660
Bayerische Motoren Werke AG	69,360	3,979
Celesio AG	60,270	3,230
Deutsche Post AG	179,890	5,418
E.ON AG, ADR	77,460	3,500
Infineon Technologies AG ‡	269,100	3,790
Muenchener Rueckversicherungs AG	12,400	2,133
Siemens AG †	50,710	5,025
Hong Kong (0.7%)
Cheung Kong Holdings, Ltd. (a)	187,000	2,302
Hutchison Whampoa, Ltd.	186,000	1,891
Israel (0.4%)
Check Point Software Technologies, Ltd. ‡	123,835	2,714

	Shares	Value
Italy (2.1%)
ENI SpA, ADR	65,505	$4,407
Mediaset SpA	368,812	4,372
UniCredito Italiano SpA †(a)	491,147	4,300
Japan (4.2%)
FUJIFILM Holdings Corp.	54,300	2,228
Hitachi, Ltd.	205,000	1,277
Konica Minolta Holdings, Inc. ‡	222,500	3,137
Mabuchi Motor Co., Ltd.	37,100	2,204
Mitsubishi UFJ Financial Group, Inc., ADR	126,400	1,574
Nintendo Co., Ltd.	10,700	2,775
Nippon Telegraph & Telephone Corp. †	293	1,441
Nomura Holdings, Inc.	100,400	1,892
Olympus Corp.	63,300	1,987
Sompo Japan Insurance, Inc.	201,000	2,454
Sony Corp., ADR †	32,890	1,409
Takeda Pharmaceutical Co., Ltd.	53,400	3,661
Mexico (0.4%)
Telefonos de Mexico SA de CV–Class L, ADR	84,770	2,394
Netherland Antilles (1.4%)
Schlumberger, Ltd.	131,000	8,274
Netherlands (2.1%)
ING Groep NV	93,580	4,145
ING Groep NV, ADR	17,960	793
Koninklijke Philips Electronics NV	106,200	4,001
Reed Elsevier NV	242,170	4,126
Norway (1.3%)
Telenor ASA	418,250	7,876
Portugal (0.5%)
Portugal Telecom SGPS SA	221,220	2,870
Singapore (1.4%)
DBS Group Holdings, Ltd.	300,000	4,419
DBS Group Holdings, Ltd., ADR	5,190	306
Singapore Telecommunications, Ltd.	1,678,000	3,587
South Korea (2.2%)
Kookmin Bank, ADR ‡	25,790	2,080
Korea Electric Power Corp., ADR †‡	73,030	1,659
KT Corp., ADR ‡	125,545	3,183
Samsung Electronics Co., Ltd., GDR–144A	16,150	5,313
SK Telecom Co., Ltd., ADR †	55,925	1,481
Spain (2.4%)
Banco Santander Central Hispano SA	262,021	4,886
Iberdrola SA	36,236	1,583
Repsol YPF SA	113,591	3,924
Telefonica SA	209,603	4,455

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Templeton Transamerica Global 5

Templeton Transamerica Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Sweden (1.7%)
Atlas Copco AB–Class A	23,840	$801
Nordic Baltic Holding, FDR	316,590	4,893
Securitas AB–Class B	109,010	1,693
Securitas Systems AB–Class B ‡	109,010	441
Svenska Cellulosa AB–Class B	48,170	2,517
Switzerland (3.0%)
Lonza Group AG	47,580	4,104
Nestle SA, ADR	38,840	3,444
Novartis AG, ADR	69,520	3,993
Swiss Reinsurance (a)	37,100	3,149
UBS AG-Registered	63,820	3,869
Taiwan (0.4%)
Chunghwa Telecom Co., Ltd., ADR	132,895	2,622
United Kingdom (12.6%)
Alliance Boots PLC	381,726	6,257
Aviva PLC	223,540	3,596
BAE Systems PLC	634,180	5,284
BP PLC, ADR	57,330	3,847
British Sky Broadcasting PLC	302,790	3,093
Cadbury Schweppes PLC	313,830	3,357
Compass Group PLC	929,970	5,278
GlaxoSmithKline PLC	177,727	4,675
Group 4 Securicor PLC	907,990	3,341
HSBC Holdings PLC	143,692	2,618
HSBC Holdings PLC, ADR †	8,440	774
Kingfisher PLC	328,470	1,533
Kingfisher PLC, Sponsored ADR †	142,600	1,331
National Grid PLC	223,239	3,220
Pearson PLC	194,220	2,933
Rentokil Initial PLC	856,290	2,778
Rolls-Royce Group PLC ‡	420,930	3,689
Royal Bank of Scotland Group PLC	121,080	4,723
Royal Dutch Shell PLC–Class B	112,472	3,940
Smiths Group PLC	157,630	3,059
Unilever PLC	107,594	3,007
Vodafone Group PLC	1,824,401	5,052
United States (44.6%)
Allergan, Inc.	62,000	7,424
American Express Co.	168,000	10,193
Ameriprise Financial, Inc.	131,000	7,140
Amgen, Inc. ‡	105,000	7,173
Apple Computer, Inc. ‡	155,000	13,150
Caterpillar, Inc.	84,000	5,152
Chicago Mercantile Exchange †	14,500	7,391
Coach, Inc. ‡	142,000	6,100
Disney (Walt) Co. (The)	143,000	4,901

	Shares	Value
United States (continued)
Expeditors International of Washington, Inc.	71,500	$2,896
FedEx Corp.	43,000	4,671
General Electric Co.	268,000	9,972
Goldman Sachs Group, Inc. (The)	38,060	7,587
Google, Inc.–Class A ‡	17,000	7,828
Harley-Davidson, Inc. †	86,000	6,060
Intel Corp.	256,190	5,188
International Game Technology	167,000	7,715
Interpublic Group of Cos., Inc. †‡	1	—	o
Intuit, Inc. ‡	239,000	7,292
Jacobs Engineering Group, Inc. ‡	71,000	5,789
JP Morgan Chase & Co.	220,000	10,626
Las Vegas Sands Corp. ‡	57,000	5,100
Marriott International, Inc.–Class A	185,000	8,828
McGraw-Hill Cos., Inc. (The)	175,000	11,904
Microsoft Corp.	303,000	9,048
Nordstrom, Inc.	130,000	6,414
PACCAR, Inc. †	54,750	3,553
PepsiCo, Inc.	161,000	10,071
Procter & Gamble Co.	142,900	9,184
QUALCOMM, Inc.	230,000	8,692
Sandisk Corp. ‡	135,000	5,809
Sprint Nextel Corp.	295,000	5,573
Starbucks Corp. ‡	205,000	7,261
T. Rowe Price Group, Inc.	190,060	8,319
Verizon Communications, Inc.	172,000	6,405
Walgreen Co. †	144,000	6,608
WellPoint, Inc. ‡	95,000	7,476
Whole Foods Market, Inc. †	116,000	5,444
Zimmer Holdings, Inc. ‡	55,000	4,311
Total Common Stocks (cost: $480,113)		602,788
	Principal	Value
SECURITY LENDING COLLATERAL (8.1%)
Debt (7.6%)
Bank Notes (0.2%)
Bank of America 5.32%, due 02/16/2007	$1,407	$1,407
Commercial Paper (1.8%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 563 563 5.30%, due 01/17/2007 281 281 5.30%, due 01/17/2007	270	270
Charta LLC–144A 5.30%, due 01/31/2007	760	760
CIESCO LLC 5.31%, due 01/04/2007	281	281

The notes to the financial statements are an integral part of this report.

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Templeton Transamerica Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Clipper Receivables Corp. 5.30%, due 01/31/2007	$703	$703
Compass Securitization–144A 5.30%, due 01/09/2007	892	892
CRC Funding LLC–144A 5.34%, due 01/23/2007	141	141
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	1,061	1,061
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	281	281
General Electric Capital Corp. 5.30%, due 01/26/2007	397	397
Greyhawk Funding–144A 5.31%, due 01/12/2007	281	281
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	419	419
Liberty Street–144A 5.31%, due 01/17/2007	421	421
Old Line Funding LLC–144A 5.35%, due 01/04/2007	281	281
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	281	281
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 281 281 5.31%, due 01/08/2007 691 691 5.33%, due 02/08/2007	271	271
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	416	416
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	563	563
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 141 141 5.31%, due 02/02/2007	281	281
Yorktown Capital LLC 5.30%, due 01/10/2007 695 695 5.33%, due 01/16/2007	281	281
Euro Dollar Overnight (1.0%)
Abbey National PLC 5.28%, due 01/05/2007	1,407	1,407
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	422	422
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	281	281
Fortis Bank 5.30%, due 01/02/2007 563 563 5.32%, due 01/03/2007	563	563
Societe Generale 5.31%, due 01/02/2007	844	844

	Principal	Value
Euro Dollar Overnight (continued)
Svenska Handlesbanken 5.25%, due 01/02/2007	$495	$495
UBS AG 5.29%, due 01/02/2007 422 422 5.30%, due 01/04/2007 563 563 5.30%, due 01/05/2007	563	563
Euro Dollar Terms (3.5%)
Bank of Nova Scotia 5.29%, due 01/30/2007 844 844 5.29%, due 02/06/2007 422 422 5.30%, due 02/27/2007	422	422
Barclays 5.31%, due 02/20/2007	1,407	1,407
Calyon 5.31%, due 02/16/2007 703 703 5.31%, due 02/22/2007 1,406 1,406 5.29%, due 03/05/2007	703	703
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	1,406	1,406
Citigroup 5.31%, due 03/05/2007 1,322 1,322 5.31%, due 03/16/2007	1,406	1,406
Dexia Group 5.29%, due 01/16/2007	844	844
Fortis Bank 5.30%, due 01/24/2007 844 844 5.30%, due 01/26/2007	844	844
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 1,406 1,406 5.31%, due 03/14/2007	844	844
Lloyds TSB Bank 5.30%, due 02/26/2007	281	281
Marshall & Ilsley Bank 5.30%, due 03/19/2007	422	422
Rabobank Nederland 5.30%, due 03/05/2007	844	844
Royal Bank of Canada 5.31%, due 02/14/2007	844	844
Royal Bank of Scotland 5.28%, due 01/11/2007 844 844 5.29%, due 01/16/2007 422 422 5.29%, due 02/09/2007	422	422
Societe Generale 5.27%, due 01/19/2007 563 563 5.29%, due 02/01/2007	1,406	1,406
The Bank of the West 5.29%, due 01/17/2007	703	703

The notes to the financial statements are an integral part of this report.

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Templeton Transamerica Global 7

Templeton Transamerica Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (1.1%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $413 on 01/02/2007	$413	$413
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $5,127 on 01/02/2007	5,124	5,124
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $578 on 01/02/2007	578	578
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $876 on 01/02/2007	876	876
	Shares	Value
Investment Companies (0.5%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	2,798,156	$2,798
Total Security Lending Collateral (cost: $49,826)		49,826
Total Investment Securities (cost: $529,939) #		$652,614

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $48,263.

‡  Non-income producing.

(a)  Passive Foreign Investment Company.

††  Cash collateral for the Repurchase Agreements, valued at $7,223, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

o  Value is less than $1.

#  Aggregate cost for federal income tax purposes is $533,306. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $124,988 and $5,680, respectively. Net unrealized appreciation for tax purposes is $119,308.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $13,889 or 2.3% of the net assets of the Fund.

ADR  American Depositary Receipt

FDR  Finnish Depositary Receipt

GDR  Global Depositary Receipt

SGPS  Sociedade Gestora de Participações Socialis (Holding Enterprise)

The notes to the financial statements are an integral part of this report.

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Templeton Transamerica Global

SCHEDULE OF INVESTMENTS (continued)
December 31, 2006
(all amounts except share amounts in thousands)
(unaudited)

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Telecommunications	8.6%	$53,023
Security & Commodity Brokers	7.5%	46,391
Commercial Banks	7.4%	45,392
Pharmaceuticals	5.8%	35,496
Computer & Data Processing Services	4.4%	26,882
Insurance	4.1%	25,210
Computer & Office Equipment	3.3%	20,236
Oil & Gas Extraction	3.2%	19,672
Electronic & Other Electric Equipment	2.9%	17,786
Hotels & Other Lodging Places	2.8%	17,091
Business Services	2.7%	16,336
Printing & Publishing	2.6%	16,029
Communications Equipment	2.6%	15,782
Drug Stores & Proprietary Stores	2.5%	15,305
Electronic Components & Accessories	2.5%	15,183
Chemicals & Allied Products	2.4%	14,949
Automotive	2.2%	13,593
Restaurants	2.0%	12,539
Petroleum Refining	2.0%	12,009
Aerospace	1.7%	10,653
Beverages	1.6%	10,071
Electric Services	1.6%	9,962
Food & Kindred Products	1.6%	9,808
Life Insurance	1.6%	9,660
Paper & Allied Products	1.4%	8,647
Transportation & Public Utilities	1.3%	8,314
Entertainment	1.3%	7,715
Instruments & Related Products	1.2%	7,352
Radio & Television Broadcasting	1.2%	7,305
Air Transportation	1.1%	6,909
Apparel & Accessory Stores	1.0%	6,414
Leather & Leather Products	1.0%	6,100
Industrial Machinery & Equipment	1.0%	5,953
Engineering & Management Services	0.9%	5,789
Food Stores	0.9%	5,444
Electrical Goods	0.9%	5,313
Rubber & Misc. Plastic Products	0.8%	5,056
Amusement & Recreation Services	0.8%	4,901
Medical Instruments & Supplies	0.7%	4,311
Electric, Gas & Sanitary Services	0.6%	3,517
Communication	0.5%	3,093
Lumber & Other Building Materials	0.5%	2,864
Manufacturing Industries	0.4%	2,775
Specialty–Real Estate	0.4%	2,302
Holding & Other Investment Offices	0.3%	1,891
Metal Mining	0.3%	1,765
Investment Securities, at value	98.1%	602,788
Short-term investments	8.1%	49,826
Total Investment Securities	106.2%	$652,614

The notes to the financial statements are an integral part of this report.

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Templeton Transamerica Global

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $529,939) (including securities loaned of $48,263)	$652,614
Cash	16,283
Receivables:
Shares sold	118
Interest	58
Income from loaned securities	1
Dividends	749
Dividend reclaims receivable	79
Other	215
670,117
Liabilities:
Investment securities purchased	4,820
Accounts payable and accrued liabilities:
Shares redeemed	212
Management and advisory fees	388
Service fees	3
Administration fees	10
Payable for collateral for securities on loan	49,826
Other	217
55,476
Net Assets	$614,641
Net Assets Consist of:
Capital stock ($.01 par value)	$279
Additional paid-in capital	771,354
Undistributed (accumulated) net investment income (loss)	6,383
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(286,057)
Net unrealized appreciation (depreciation) on: Investment securities	122,675
Translation of assets and liabilities denominated in foreign currencies	7
Net Assets	$614,641
Net Assets by Class:
Initial Class	$598,312
Service Class	16,329
Shares Outstanding:
Initial Class	27,137
Service Class	745
Net Asset Value and Offering Price Per Share:
Initial Class	$22.05
Service Class	21.93

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $715)	$12,317
Interest	508
Income from loaned securities–net	231
13,056
Expenses:
Management and advisory fees	4,395
Printing and shareholder reports	333
Custody fees	187
Administration fees	118
Legal fees	12
Audit fees	21
Trustees fees	43
Service fees:
Service Class	28
Other	15
Total expenses	5,152
Net Investment Income (Loss)	7,904
Net Realized Gain (Loss) from:
Investment securities	35,865
Foreign currency transactions	(200)
35,665
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	57,884
Translation of assets and liabilities denominated in foreign currencies	14
57,898
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	93,563
Net Increase (Decrease) in Net Assets Resulting from Operations	$101,467

The notes to the financial statements are an integral part of this report.

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Templeton Transamerica Global

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$7,904	$7,144
Net realized gain (loss) from investment securities and foreign currency transactions	35,665	31,720
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	57,898	2,278
	101,467	41,142
Distributions to Shareholders:
From net investment income:
Initial Class	(7,316)	(6,140)
Service Class	(140)	(59)
	(7,456)	(6,199)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	34,654	18,297
Service Class	8,224	5,539
	42,878	23,836
Dividends and distributions reinvested:
Initial Class	7,316	6,140
Service Class	140	59
	7,456	6,199
Cost of shares redeemed:
Initial Class	(117,522)	(119,738)
Service Class	(1,781)	(2,012)
	(119,303)	(121,750)
	(68,969)	(91,715)
Net increase (decrease) in net assets	25,042	(56,772)
Net Assets:
Beginning of year	589,599	646,371
End of year	$614,641	$589,599
Undistributed (accumulated) net investment income (loss)	$6,383	$5,726

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	1,709	1,032
Service Class	404	313
	2,113	1,345
Shares issued–reinvested from distributions:
Initial Class	371	347
Service Class	8	3
	379	350
Shares redeemed:
Initial Class	(5,860)	(6,772)
Service Class	(90)	(115)
	(5,950)	(6,887)
Net increase (decrease) in shares outstanding:
Initial Class	(3,780)	(5,393)
Service Class	322	201
	(3,458)	(5,192)

The notes to the financial statements are an integral part of this report.

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Templeton Transamerica Global

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$18.81	$0.27	$3.23	$3.50	$(0.26)	$–	$(0.26)	$22.05
	12/31/2005	17.69	0.21	1.10	1.31	(0.19)	–	(0.19)	18.81
	12/31/2004	16.15	0.14	1.40	1.54	–	–	–	17.69
	12/31/2003	13.16	0.11	2.88	2.99	–	–	–	16.15
	12/31/2002	18.32	0.09	(4.82)	(4.73)	(0.43)	–	(0.43)	13.16
Service Class	12/31/2006	18.73	0.21	3.23	3.44	(0.24)	–	(0.24)	21.93
	12/31/2005	17.65	0.16	1.10	1.26	(0.18)	–	(0.18)	18.73
	12/31/2004	16.15	0.12	1.38	1.50	–	–	–	17.65
	12/31/2003	12.97	(0.04)	3.22	3.18	–	–	–	16.15

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	18.79%	$598,312	0.87%	1.35%	59%
	12/31/2005	7.47	581,669	0.90	1.20	61
	12/31/2004	9.54	642,460	0.95	0.84	139
	12/31/2003	22.72	634,110	0.94	0.81	131
	12/31/2002	(26.02)	635,357	0.92	0.60	67
Service Class	12/31/2006	18.45	16,329	1.12	1.02	59
	12/31/2005	7.23	7,930	1.15	0.88	61
	12/31/2004	9.29	3,911	1.19	0.73	139
	12/31/2003	24.52	234	1.19	(0.39)	131

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Templeton Transamerica Global (the "Fund") share classes commenced operations as follows:

Initial Class–December 3, 1992
Service Class–May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not Annualized.

The notes to the financial statements are an integral part of this report.

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Templeton Transamerica Global 12

Templeton Transamerica Global

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Templeton Transamerica Global (the "Fund") is part of ATST.

Effective October 27, 2006, Templeton Great Companies Global was renamed to Templeton Transamerica Global and changed its sub-adviser from Great Companies, L.L.C. to Transamerica Investment Management, LLC for the domestic equity portion of the portfolio.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

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Templeton Transamerica Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Recaptured commissions during the year ended December 31, 2006 of $67 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $99, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. Dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no open forward foreign currency contracts at December 31, 2006.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of first $500 million of ANA
0.725% of the next $1 billion of ANA
0.70% of ANA over $1.5 billion

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Annual Report 2006

Templeton Transamerica Global 14

Templeton Transamerica Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $30. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $24. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$337,075
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	397,779
U.S. Government	–

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Annual Report 2006

Templeton Transamerica Global 15

Templeton Transamerica Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, passive foreign investment companies, post October loss deferrals, foreign currency transactions and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$209
Undistributed (accumulated) net realized gain (loss) from investment securities	(209)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$42,670	December 31, 2009
198,150	December 31, 2010
45,010	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2006 was $35,428.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$6,199
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	7,456
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$9,532
Undistributed Long-term Capital Gain	$–
Post October Currency Loss Deferral	$(9)
Capital Loss Carryforward	$(285,830)
Net Unrealized Appreciation (Depreciation)	$119,315 *

*Amount includes unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period

AEGON/Transamerica Series Trust

Annual Report 2006

Templeton Transamerica Global 16

Templeton Transamerica Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 6.–(continued)

for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Templeton Transamerica Global 17

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Templeton Transamerica Global (formerly, Templeton Great Companies Global):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Transamerica Global (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Templeton Transamerica Global 18

Templeton Transamerica Global

AEGON/TRANSAMERICA SERIES TRUST (unaudited)
RESULTS OF SHAREHOLDER PROXY

At a special meeting of shareholders held on October 18, 2006, the results of the Proposal were as follows:

Templeton Transamerica Global

Proposal 1:  Approve an investment sub-advisory agreement between Transamerica Fund Advisors, Inc. and Transamerica Investment Management, LLC pursuant to which Transamerica Investment Management, LLC will be appointed as an investment sub-adviser to the Portfolio.

For	Against	Abstentions/Broker Non-Votes
24,643,381.469	1,119,105.325	2,525,238.503

AEGON/Transamerica Series Trust

Annual Report 2006

Templeton Transamerica Global 19

Templeton Transamerica Global

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on July 18 and 19, 2006, the Board considered the proposed appointment of a new co-investment sub-adviser to the domestic portfolio of Templeton Transamerica Global (the "Portfolio") to replace Great Companies, LLC ("Great Companies"), the Portfolio's then co-investment sub-adviser, to avoid the potential orphanage of the Portfolio's domestic portfolio as a result of Great Companies being acquired by affiliates of Transamerica Fund Advisors, Inc. ("TFAI"), the Portofolio's investment adviser. Following its review and consideration, the Board approved the appointment of Transamerica Investment Management, LLC ("TIM"), also an affiliate of TFAI, as co-investment sub-adviser to the domestic portfolio of the Portfolio by approving an interim sub-advisory agreement between TFAI and TIM, effective August 1, 2006, and a permanent investment sub-advisory agreement between TFAI and TIM which, subject to shareholder approval, would replace the interim sub-advisory agreement and would be effective for an initial two-year period. Later at a meeting on November 7, 2006, the Board, including the independent members of the Board, also considered and approved the renewal of the investment advisory agreement between the Portfolio and TFAI and the investment sub-advisory agreement between TFAI and Templeton Investment Counsel, LLC, the co-investment sub-adviser to the Portfolio's international portfolio ("Templeton" and together with TIM, the "Sub-Advisers"), each for a one-year period. The Trustees' decisions to approve or renew these agreements were based on their determination that the agreements will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. In reaching their decisions, the Trustees requested and obtained from TFAI and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees carefully considered the information that they had received about the acquisition of Great Companies and about TIM, which serves as investment sub-adviser to other series of ATST, and the necessity to promptly appoint a co-investment sub-adviser to avoid the potential orphanage of the domestic equity component of the Portfolio as a result of the acquisition. The Trustees also considered information they had received throughout the year from TFAI, Great Companies and the Sub-Advisers as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Strategic Insight Simfund and Lipper, Inc., independent providers of mutual fund performance, fee and expense information, and profitability data provided by management. In considering the approval of the interim investment sub-advisory agreement and the investment sub-advisory agreement between TFAI and TIM, and the proposed continuation of the investment sub-advisory agreement between TFAI and Templeton and the investment advisory agreement between the Portfolio and TFAI, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI, Great Companies and Templeton to the Portfolio in the past, the services that TIM provides to other series of ATST, as well as the services anticipated to be provided to the Portfolio by TFAI and the Sub-Advisers in the future (including TIM's ability to pursue the investment program of the domestic equity component of the Portfolio). The Board concluded that TFAI and the Sub-Advisers are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of past services provided by TFAI and Templeton to the Portfolio and by TIM to other series of ATST, and TFAI's and the Sub-Advisers' management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's and the Sub-Advisers' management, the financial resources of TFAI and the Sub-Advisers, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Advisers' portfolio management teams. The Trustees also concluded that TFAI and the Sub-Advisers proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that that TFAI's and the Sub-Advisers' future obligations will remain substantially identical to past obligations. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner. The Board particularly noted the qualifications of TIM's portfolio management team to manage domestic investment portfolios.

The investment performance of the Portfolio. At the July 18 and 19, 2006 meeting, in connection with the approval of TIM as co-investment sub-adviser to the Portfolio, the Board reviewed comparative information about the Portfolio, and noted that the Portfolio's performance (particularly due to the performance of the domestic component of the Portfolio) had trailed behind its category median over the past one-year, three-year and five-year periods as of April 30, 2006. The Board also noted the strong performance of an ATST series that TIM currently manages in a substantially similar manner as TIM is expected to manage the domestic portfolio of the Portfolio. At the November 7, 2006 meeting, in connection with the approval of the renewal of the investment sub-advisory agreement between TFAI and Templeton and the investment advisory agreement between the Portfolio and TFAI, the Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against

AEGON/Transamerica Series Trust

Annual Report 2006

Templeton Transamerica Global 20

Templeton Transamerica Global (continued)

a peer group of comparable mutual funds for various trailing periods ended June 30, 2006. The Board noted the Portfolio's trailing underperformance relative to its peers, but also noted that much of that performance is attributable to Great Companies, which had only been replaced by TIM on August 1, 2006. On the basis of its assessment of the nature, extent and quality of the investment advisory services to be provided or procured by TFAI and the Sub-Advisers, the Board concluded that TFAI and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies. The Board also concluded, in light of the past performance of the domestic portfolio of the Portfolio, that TIM offered a reasonable prospect for improved overall Portfolio performance if TIM serves as the sub-adviser to the domestic portfolio of the Portfolio. Furthermore, the Board also determined that performance records of TFAI and the Sub-Advisers' portfolio management teams indicate that their management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. With regard to the TIM sub-advisory agreements, the Board noted that the level of investment sub-advisory fees payable under TFAI's investment sub-advisory agreement with TIM is appropriate in light of TIM's sub-advisory fee schedule, which remains unchanged in comparison to Great Companies' previous sub-advisory fee schedule. The Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of each Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and each Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Advisers.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory and sub-advisory fee schedules appropriately benefits investors by permitting economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI and the Sub-Advisers, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Advisers, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Advisers from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Advisers' brokerage practices, including "soft dollar" benefits that the Sub-Advisers may receive. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Advisers from their relationships with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Advisers participate in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Advisers may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. At the July 18 and 19, 2006 meeting, in evaluating how to respond to the potential partial orphaning of the Portfolio that would be occasioned by Great Companies' impending cessation of operations, the Board discussed at length with management the process by which management proposed the retention of TIM as co-investment sub-adviser to the domestic portfolio of the Portfolio. Following management's explanation of the process by which prospective sub-advisers were initially screened and further evaluated, the Board concluded that the evaluation process was reasonably designed to identify a prospective sub-adviser with the resources necessary to manage the domestic portfolio of the Portfolio

AEGON/Transamerica Series Trust

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Templeton Transamerica Global 21

Templeton Transamerica Global (continued)

in the best interests of shareholders, and without regard to affiliations with TFAI. In approving the investment sub-advisory agreement between TFAI and TIM, the Board also determined that TIM has made a substantial commitment to the recruitment and retention of high quality personnel, and has the financial and operational resources reasonably necessary to manage the domestic portfolio of the Portfolio. The Board considered the terms of the arrangements pursuant to which the interests of Great Companies were being acquired, and the affiliations existing between TFAI, TIM and Great Companies, and determined that the underlying transaction was consistent with (and not adverse to) shareholders' interests. The Board also noted that Templeton would remain as co-investment sub-adviser to manage the international portfolio of the Portfolio. The Board further noted TIM's willingness to serve during an interim period after the acquisition of Great Companies and pending the shareholders' vote on the investment sub-advisory agreement, and that compensation payable under the interim arrangement would be held in escrow and would not be paid until the investment sub-advisory agreement is considered by the shareholders, in accordance with applicable law. On October 18, 2006, shareholders approved the investment sub-advisory agreement and the appointment of TIM as the Portfolio's co-investment sub-adviser, which was duly noted by the Trustees when they considered the other agreements.

At the November 7, 2006 meeting, the Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Templeton Transamerica Global 22

Third Avenue Value

MARKET ENVIRONMENT

For long-term, bottom-up, fundamental investors like Third Avenue Management ("TAM"), the general market is relatively unimportant. In the long run, the performance of Third Avenue Value will be driven by the merits of the investments, not by general market considerations. We strive to deliver superior absolute returns with limited investment risk over time; we do not manage for short-term performance or to mimic benchmarks. Regardless of the performance of the general market, we continue to be very comfortable with Third Avenue's investment philosophy, and how we are applying it. We will continue to strive to find securities of companies that meet our investment criteria of "Safe and Cheap," regardless of the market environment.

PERFORMANCE

For the year ended December 31, 2006, Third Avenue Value, Initial Class returned 16.07%. By comparison its benchmark the Russell 3000 Value Index, returned 22.34%.

STRATEGY REVIEW

At TAM, we adhere to a disciplined value approach to investing. We perform a thorough, bottom-up analysis to identify companies that we feel are "Safe and Cheap," based on their financial strength, reasonable management teams, readily available financial information and disclosure, and pricing below their private market values. During the year ended December 31, 2006, the portfolio added twelve new common stock positions and eliminated fifteen positions. We continued to invest in common stocks of what we believe are high-quality and fundamentally sound companies. We focused on the merits of each individual investment rather than on general, macroeconomic factors.

In order to achieve our goal of creating value in the portfolio over the long term, our portfolio companies, almost without exception, possess strong balance sheets that translate into long-term corporate staying power, and that serve as cushions for the businesses underlying our securities holdings. The portfolio contrasts markedly with those of others who own the common stocks of debt-laden companies, or whose investment portfolios are leveraged in an attempt to improve short-term performance. Additionally, we believe that proper execution of our "Safe and Cheap" investing philosophy gives the portfolio two ways to win: value recognition by the public markets or "resource conversions" (i.e., going private or selling to a strategic buyer). In fact, several portfolio holdings underwent resource conversions in 2006, including Maverick Tube Corporation ("Maverick Tube") and Trammell Crow Company ("Trammell Crow"). Maverick Tube was acquired by Tenaris S.A. in exchange for $65 per share in cash, while Trammell Crow was acquired by CB Richard Ellis Group, Inc. for $49.51 per share in cash. Additionally, American Power Conversion Corporation agreed to be acquired by Schneider Electric SA for $31 per share in cash in a transaction that is expected to close in early 2007. Each of these transactions offered significant premiums to the portfolio's cost bases, and the resulting returns contributed to the portfolio's positive performance during the year.

The positive absolute performance during the year was driven by meaningful appreciation from POSCO (up 67%), Brookfield Asset Management Inc. ("Brookfield") (up 44%), Forest City Enterprises, Inc. ("Forest City") (up 54%), Hang Lung Properties Limited ("Hang Lung") (up 61%), and Daiichi Sankyo Company, Limited ("Daiichi Sankyo") (up 62%). These positive contributions to performance were partially offset by declines in other holdings, including Legg Mason, Inc. (down 21%), The St. Joe Company (down 20%), Comverse Technology, Inc. ("Comverse") (down 21%), Nabors Industries Ltd. (down 21%), and Superior Industries International, Inc. (down 13%). On a sector basis, positive results were driven by select holding companies, including Brookfield, Toyota Industries Corporation ("Toyota") (up 28%), and Investor AB (up 39%), as well as select real estate holdings, such as Forest City and Hang Lung. These positive contributions were partially offset by declines in some telecommunications equipment-related holdings, including Comverse, Sycamore Networks, Inc. (down 13%), and Tellabs, Inc. (down 6%). Regarding the portfolio's foreign holdings, Canada, Japan, and Hong Kong had the greatest positive impact on performance. Brookfield, Agrium Inc. (up 43%), and Canadian Natural Resources Limited (up 7%) were among the Canadian companies to help drive performance, while Japanese contributors included Daiichi Sankyo and Toyota. Hong Kong-based contributors included Hang Lung and Cheung Kong (Holdings) Limited (up 20%).

Ian Lapey

Curtis R. Jensen

Co-Portfolio Managers
Third Avenue Management LLC

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 1

Third Avenue Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	From Inception	Inception Date
Initial Class	16.07%	15.80%	13.91%	1/2/98
Russell 3000 Value[1]	22.34%	11.22%	8.76%	1/2/98
Service Class	15.78%	–	25.77%	5/1/03

NOTES

1  The Russell 3000 Value (Russell 3000 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

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UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,088.30	0.87%	$4.58
Hypothetical (b)	1,000.00	1,020.82	0.87	4.43
Service Class
Actual	1,000.00	1,086.90	1.12	5.89
Hypothetical (b)	1,000.00	1,019.56	1.12	5.70

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

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SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (83.2%)
Automotive (4.2%)
Superior Industries International, Inc. †	892,743	$17,203
Toyota Industries Corp.	690,000	31,676
Business Credit Institutions (0.7%)
CIT Group, Inc.	138,100	7,702
Chemicals & Allied Products (1.6%)
Agrium, Inc. †	600,000	18,894
Commercial Banks (3.8%)
Liu Chong Hing Bank, Ltd.	2,494,550	5,555
Mellon Financial Corp.	920,776	38,811
Communications Equipment (1.6%)
Comverse Technology, Inc. ‡	463,200	9,778
Tellabs, Inc. ‡	918,300	9,422
Computer & Data Processing Services (0.8%)
Borland Software Corp. ‡	1,620,321	8,815
Computer & Office Equipment (1.6%)
Lexmark International, Inc. ‡	258,400	18,915
Construction (1.4%)
MDC Holdings, Inc. †	284,263	16,217
Electrical Goods (0.6%)
Sycamore Networks, Inc. ‡	1,996,751	7,508
Electronic & Other Electric Equipment (0.7%)
Electro Scientific Industries, Inc. ‡	379,900	7,651
Electronic Components & Accessories (4.5%)
American Power Conversion Corp.	479,300	14,662
AVX Corp. †	1,224,700	18,113
Bel Fuse, Inc.–Class A	121,800	3,675
Bel Fuse, Inc.–Class B	58,345	2,030
Intel Corp.	710,000	14,377
Health Services (0.7%)
Cross Country Healthcare, Inc. ‡	397,900	8,682
Holding & Other Investment Offices (8.6%)
BIL International, Ltd.	413,000	452
Brookfield Asset Management, Inc. †	897,075	43,221
Capital Southwest Corp.	30,941	3,906
Daiichi Sanyko Co., Ltd.	780,000	24,351
Hutchison Whampoa, Ltd.	2,495,800	25,368
Wharf Holdings, Ltd.	1,035,000	3,826
Industrial Machinery & Equipment (1.2%)
Alamo Group, Inc.	386,900	9,077
Applied Materials, Inc.	294,000	5,424

	Shares	Value
Insurance (9.2%)
Aioi Insurance Co., Ltd.	761,400	$5,368
AMBAC Financial Group, Inc.	143,350	12,768
Arch Capital Group, Ltd. ‡	285,900	19,330
E-L Financial Corp., Ltd.	8,582	4,645
MBIA, Inc.	298,900	21,838
Millea Holdings, Inc., ADR	627,730	22,517
Mitsui Sumitomo Insurance Co., Ltd.	757,000	8,272
Montpelier Re Holdings, Ltd. †	403,200	7,504
Radian Group, Inc.	103,464	5,578
Life Insurance (0.5%)
Phoenix Cos. (The), Inc.	342,500	5,442
Lumber & Wood Products (0.8%)
Canfor Corp. ‡	1,035,200	9,599
Manufacturing Industries (2.3%)
Jakks Pacific, Inc. †‡	574,253	12,542
Leapfrog Enterprises, Inc. †‡	1,222,340	11,588
Russ Berrie & Co., Inc. ‡	167,687	2,591
Oil & Gas Extraction (10.0%)
Canadian Natural Resources, Ltd. †	443,880	23,628
Cimarex Energy Co.	451,703	16,487
EnCana Corp. †	676,000	31,062
Nabors Industries, Ltd. †‡	353,000	10,512
Pogo Producing Co.	338,793	16,411
St. Mary Land & Exploration Co. †	222,700	8,204
Whiting Petroleum Corp. †‡	165,600	7,717
Willbros Group, Inc. †‡	184,638	3,490
Paper & Allied Products (0.7%)
Timberwest Forest Corp. †	650,000	8,418
Paper & Paper Products (0.2%)
Canfor Pulp Income Fund	266,114	2,822
Personal Credit Institutions (0.6%)
Aiful Corp. (a)	263,950	7,421
Pharmaceuticals (2.0%)
Parexel International Corp. ‡	139,723	4,048
Pfizer, Inc.	770,000	19,943
Primary Metal Industries (3.6%)
POSCO, ADR †	517,600	42,790
Printing & Publishing (0.8%)
Tribune Co. †	317,950	9,786
Radio & Television Broadcasting (0.8%)
Liberty Media Holding Corp.-Capital–Class A ‡	45,000	4,409
Liberty Media Holding Corp.-Interactive–Class A ‡	225,000	4,853

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

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SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Real Estate (4.9%)
Forest City Enterprises, Inc.–Class A †	478,000	$27,915
Henderson Land Development	2,436,000	13,625
St. Joe Co. (The) †	309,900	16,601
Research & Testing Services (0.7%)
Tejon Ranch Co. †‡	137,305	7,667
Residential Building Construction (2.2%)
Hang Lung Properties, Ltd.	10,083,000	25,281
Savings Institutions (1.8%)
Brookline Bancorp, Inc.	647,056	8,522
NewAlliance Bancshares, Inc.	757,650	12,425
Security & Commodity Brokers (3.7%)
Investor AB–Class A †(a)	640,400	15,535
Legg Mason, Inc. †	229,431	21,807
Westwood Holdings Group, Inc.	286,275	6,593
Specialty- Real Estate (1.8%)
Cheung Kong Holdings, Ltd. (a)	1,684,000	20,733
Telecommunications (1.6%)
IDT Corp.–Class B †‡	602,100	7,875
Telecom Corp. of New Zealand, Ltd. †	3,095,520	10,608
Transportation Equipment (0.9%)
Trinity Industries, Inc. †	306,900	10,803
Warehouse (1.1%)
Prologis REIT	222,219	13,504
Water Transportation (0.5%)
Alexander & Baldwin, Inc. †	120,353	5,336
Wholesale Trade Nondurable Goods (0.5%)
Handleman Co. †	900,336	6,095
Total Common Stocks (cost: $637,433)		977,819
	Principal	Value
SHORT-TERM OBLIGATIONS (16.8%)
Repurchase Agreements (16.8%)
Investors Bank & Trust Co. 3.50%, dated 12/29/2006 to be repurchased at $196,890 on 01/02/2007nl	$196,813	$196,813
Total Short-Term Obligations (cost: $196,813)		196,813
SECURITY LENDING COLLATERAL (19.3%)
Debt (18.2%)
Bank Notes (0.5%)
Bank of America 5.32%, due 02/16/2007	6,414	6,414

	Principal	Value
Commercial Paper (4.2%)
Barton Capital LLC–144A 5.32%, due 01/16/2007	$2,566	$2,566
5.30%, due 01/17/2007	1,283	1,283
5.30%, due 01/17/2007	1,229	1,229
Charta LLC–144A 5.30%, due 01/31/2007	3,464	3,464
CIESCO LLC 5.31%, due 01/04/2007	1,283	1,283
Clipper Receivables Corp. 5.30%, due 01/31/2007	3,207	3,207
Compass Securitization–144A 5.30%, due 01/09/2007	4,067	4,067
CRC Funding LLC–144A 5.34%, due 01/23/2007	641	641
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	4,838	4,838
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	1,283	1,283
General Electric Capital Corp. 5.30%, due 01/26/2007	1,812	1,812
Greyhawk Funding–144A 5.31%, due 01/12/2007	1,283	1,283
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	1,911	1,911
Liberty Street–144A 5.31%, due 01/17/2007	1,920	1,920
Old Line Funding LLC–144A 5.35%, due 01/04/2007	1,283	1,283
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	1,283	1,283
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	1,283 3,152 1,237	1,283 3,152 1,237
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	1,895	1,895
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	2,566	2,566
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	641 1,283	641 1,283
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	3,168 1,283	3,168 1,283
Euro Dollar Overnight (2.4%)
Abbey National PLC 5.28%, due 01/05/2007	6,414	6,414
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	1,924	1,924

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 5

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SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (continued)
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	$1,283	$1,283
Fortis Bank 5.30%, due 01/02/2007	2,566	2,566
5.32%, due 01/03/2007	2,566	2,566
Societe Generale 5.31%, due 01/02/2007	3,848	3,848
Svenska Handlesbanken 5.25%, due 01/02/2007	2,258	2,258
UBS AG 5.29%, due 01/02/2007	1,924	1,924
5.30%, due 01/04/2007	2,566	2,566
5.30%, due 01/05/2007	2,566	2,566
Euro Dollar Terms (8.4%)
Bank of Nova Scotia 5.29%, due 01/30/2007	3,848	3,848
5.29%, due 02/06/2007	1,924	1,924
5.30%, due 02/27/2007	1,924	1,924
Barclays 5.31%, due 02/20/2007	6,414	6,414
Calyon 5.31%, due 02/16/2007	3,207	3,207
5.31%, due 02/22/2007	6,414	6,414
5.29%, due 03/05/2007	3,207	3,207
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	6,414	6,414
Citigroup 5.31%, due 03/05/2007	6,029	6,029
5.31%, due 03/16/2007	6,414	6,414
Dexia Group 5.29%, due 01/16/2007	3,848	3,848
Fortis Bank 5.30%, due 01/24/2007	3,848	3,848
5.30%, due 01/26/2007	3,848	3,848
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	6,414	6,414
5.31%, due 03/14/2007	3,849	3,849

	Principal	Value
Euro Dollar Terms (continued)
Lloyds TSB Bank 5.30%, due 02/26/2007	$1,283	$1,283
Marshall & Ilsley Bank 5.30%, due 03/19/2007	1,924	1,924
Rabobank Nederland 5.30%, due 03/05/2007	3,849	3,849
Royal Bank of Canada 5.31%, due 02/14/2007	3,849	3,849
Royal Bank of Scotland 5.28%, due 01/11/2007	3,849	3,849
5.29%, due 01/16/2007	1,924	1,924
5.29%, due 02/09/2007	1,924	1,924
Societe Generale 5.27%, due 01/19/2007	2,566	2,566
5.29%, due 02/01/2007	6,414	6,414
The Bank of the West 5.29%, due 01/17/2007	3,207	3,207
Repurchase Agreements (2.7%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $1,884 on 01/02/2007	1,883	1,883
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $23,381 on 01/02/2007	23,368	23,368
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $2,639 on 01/02/2007	2,637	2,637
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $3,997 on 01/02/2007	3,995	3,995
	Shares	Value
Investment Companies (1.1%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	12,760,681	$12,761
Total Security Lending Collateral (cost: $227,225)		227,225
Total Investment Securities (cost: $1,061,471) #		$1,401,857

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $218,596.

‡  Non-income producing.

(a)  Passive Foreign Investment Company.

n  At December 31, 2006, repurchase agreements excluding collateral for securities on loan are collateralized by U.S. Government Agency Obligations with interest rates and maturity dates ranging from 4.41%–5.90% and 04/15/2023–07/15/2036, respectively, and with a market value plus accrued interest of $206,654.

††  Cash collateral for the Repurchase Agreements, valued at $32,940, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 6

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SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

l  Investors Bank and Trust Co., a wholly-owned subsidiary of Investors Financial Services Corp., serves as the accounting, custody and lending agent for the Fund and provides various administrative services on behalf of the Funds.

#  Aggregate cost for federal income tax purposes is $1,074,632. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $341,469 and $14,244, respectively. Net unrealized appreciation for tax purposes is $327,225.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $39,108 or 3.3% of the net assets of the Fund.

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 7

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SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts in thousands)
(unaudited)

	Percentage of Net Assets	Value
INVESTMENTS BY COUNTRY:
Bermuda	3.2%	$37,798
Canada	12.1%	142,288
Hong Kong	8.0%	94,388
Japan	8.5%	99,604
New Zealand	0.9%	10,608
Panama	0.3%	3,490
South Korea	3.6%	42,790
Sweden	1.3%	15,535
United States	45.3%	531,318
Investment securities, at value	83.2%	977,819
Short-term investments	36.1%	424,038
Total investment securities	119.3%	$1,401,857

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 8

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STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $1,061,471) (including securities loaned of $218,596)	$1,173,161
Repurchase agreements	228,696
Cash	50
Receivables:
Investment securities sold	1,611
Shares sold	111
Interest	91
Income from loaned securities	141
Dividends	687
1,404,548
Liabilities:
Investment securities purchased	596
Accounts payable and accrued liabilities:
Shares redeemed	712
Management and advisory fees	808
Service fees	11
Administration fees	20
Payable for collateral for securities on loan	227,225
Other	140
229,512
Net Assets	$1,175,036
Net Assets Consist of:
Capital stock ($.01 par value)	$446
Additional paid-in capital	763,094
Undistributed (accumulated) net investment income (loss)	5,138
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	65,972
Net unrealized appreciation (depreciation) on investment securities	340,386
Net Assets	$1,175,036
Net Assets by Class:
Initial Class	$1,121,918
Service Class	53,118
Shares Outstanding:
Initial Class	42,604
Service Class	2,020
Net Asset Value and Offering Price Per Share:
Initial Class	$26.33
Service Class	26.30

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $825)	$12,733
Interest	5,976
Income from loaned securities-net	1,828
20,537
Expenses:
Management and advisory fees	8,835
Printing and shareholder reports	117
Custody fees	208
Administration fees	221
Legal fees	22
Audit fees	17
Trustees fees	81
Service fees:
Service Class	111
Other	47
Total expenses	9,659
Net Investment Income (Loss)	10,878
Net Realized Gain (Loss) from:
Investment securities	67,154
Foreign currency transactions	(97)
67,057
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	85,494
Translation of assets and liabilities denominated in foreign currencies	3
85,497
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	152,554
Net Increase (Decrease) in Net Assets Resulting from Operations	$163,432

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 9

Third Avenue Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$10,878	$5,135
Net realized gain (loss) from investment securities and foreign currency transactions	67,057	59,667
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	85,497	57,594
	163,432	122,396
Distributions to Shareholders:
From net investment income:
Initial Class	(8,555)	(3,660)
Service Class	(298)	(133)
	(8,853)	(3,793)
From net realized gains:
Initial Class	(57,756)	(16,528)
Service Class	(2,419)	(669)
	(60,175)	(17,197)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	100,878	321,894
Service Class	21,600	21,942
	122,478	343,836
Dividends and distributions reinvested:
Initial Class	66,311	20,188
Service Class	2,717	802
	69,028	20,990
Cost of shares redeemed:
Initial Class	(107,276)	(43,392)
Service Class	(11,006)	(3,393)
	(118,282)	(46,785)
	73,224	318,041
Net increase (decrease) in net assets	167,628	419,447
Net Assets:
Beginning of year	1,007,408	587,961
End of year	$1,175,036	$1,007,408
Undistributed (accumulated) net investment income (loss)	$5,138	$2,278

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	3,954	13,777
Service Class	853	974
	4,807	14,751
Shares issued-reinvested from distributions:
Initial Class	2,756	882
Service Class	113	35
	2,869	917
Shares redeemed:
Initial Class	(4,213)	(1,941)
Service Class	(436)	(149)
	(4,649)	(2,090)
Net increase (decrease) in shares outstanding:
Initial Class	2,497	12,718
Service Class	530	860
	3,027	13,578

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 10

Third Avenue Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$24.22	$0.25	$3.49	$3.74	$(0.21)	$(1.42)	$(1.63)	$26.33
	12/31/2005	20.98	0.17	3.74	3.91	(0.12)	(0.55)	(0.67)	24.22
	12/31/2004	16.93	0.09	4.08	4.17	(0.12)	–	(0.12)	20.98
	12/31/2003	12.39	0.11	4.50	4.61	(0.05)	(0.02)	(0.07)	16.93
	12/31/2002	14.52	0.06	(1.78)	(1.72)	(0.07)	(0.34)	(0.41)	12.39
Service Class	12/31/2006	24.21	0.19	3.49	3.68	(0.17)	(1.42)	(1.59)	26.30
	12/31/2005	21.02	0.12	3.73	3.85	(0.11)	(0.55)	(0.66)	24.21
	12/31/2004	16.96	0.05	4.09	4.14	(0.08)	–	(0.08)	21.02
	12/31/2003	12.50	0.10	4.38	4.48	–	(0.02)	(0.02)	16.96

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	16.07%	$1,121,918	0.86%	1.00%	17%
	12/31/2005	18.81	971,322	0.87	0.74	19
	12/31/2004	24.81	574,721	0.86	0.47	19
	12/31/2003	37.26	468,411	0.85	0.75	20
	12/31/2002	(11.87)	251,993	0.89	0.47	5
Service Class	12/31/2006	15.78	53,118	1.11	0.74	17
	12/31/2005	18.47	36,086	1.12	0.53	19
	12/31/2004	24.51	13,240	1.12	0.29	19
	12/31/2003	35.85	1,098	1.11	0.93	20

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Third Avenue Value (the "Fund") share classes commenced operations as follows:

Initial Class – January 2, 1998
    Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies of annuity contracts.

(d)  Annualized.

(e)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 11

Third Avenue Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Third Avenue Value (the "Fund") is part of ATST. The Fund is "non-diversified" under 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $29 are included in net realized gains in the Statement of Operations.

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 12

Third Avenue Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $783, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. Dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. Dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no outstanding forward foreign currency contracts at December 31, 2006.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 13

Third Avenue Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$42,374	3.61%
Asset Allocation–Growth Portfolio	160,615	13.67%
Asset Allocation–Moderate Growth Portfolio	302,613	25.75%
Asset Allocation–Moderate Portfolio	171,107	14.56%
Total	$676,709	57.59%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.80% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the period ended December 31, 2006 were $401.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $57. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 14

Third Avenue Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $45. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$230,379
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	161,870
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, foreign currency transactions, passive foreign investment companies.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(24)
Undistributed (accumulated) net investment income (loss)	835
Undistributed (accumulated) net realized gain (loss) from investment securities	(811)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$5,733
Long-term Capital Gain	15,257
2006 Distributions paid from:
Ordinary Income	13,812
Long-term Capital Gain	55,216

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$19,160
Undistributed Long-term Capital Gain	$65,112
Post October Currency Loss Deferral	$(2)
Net Unrealized Appreciation (Depreciation)	$327,226

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 15

Third Avenue Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 6.–(continued)

No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 1007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 16

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Third Avenue Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 17

Third Avenue Value

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $55,216 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 18

Third Avenue Value

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Third Avenue Value Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Third Avenue Management LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the Portfolio and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved consistently strong performance, noting that the Portfolio outperformed its peers over the past one-, two-, three- and five-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. The Trustees noted that the management fees are above industry median, but also favorably noted the Portfolio's very competitive performance relative to its peers. On the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 19

Third Avenue Value (continued)

provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. Although the investment advisory and sub-advisory fees do not reduce should Portfolio assets grow meaningfully, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Board noted that the Sub-Adviser currently offers TFAI its most competitive sub-advisory rate, but asked management to attempt to negotiate and implement fee breakpoints in the future. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions, commissions from brokerage transactions effected by affiliated broker-dealers in conformity with applicable law and regulations and distribution/service fees, are reasonable and fair, and are consistent with the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Third Avenue Value 20

T. Rowe Price Equity Income

MARKET ENVIRONMENT

Every sector contributed positively to the Standard and Poor's 500 Composite Stock Index's ("S&P 500") gains for the year, led by telecommunication services; energy and utilities also performed very well. Health care and information technology ("IT") performed the worst of the broad sectors but still posted single-digit returns for the year. Looking at returns by size among the S&P indexes, large- and small-caps outperformed shares of medium-sized companies, while value again outperformed growth by a wide margin.

PERFORMANCE

For the year ended December 31, 2006, T. Rowe Price Equity Income, Initial Class returned 18.96%. By comparison its primary and secondary benchmarks, the S&P 500 and the Russell 1000 Value Index, returned 15.78% and 22.25%, respectively.

STRATEGY REVIEW

The portfolio delivered strong returns in 2006, outperforming its primary benchmark, the S&P 500. Effective stock selection and allocation decisions across a number of sectors helped the portfolio beat its benchmark. Energy was the only sector that detracted from relative returns.

Stock selection in industrials and business services was key to the portfolio's outperformance, led by positioning in the machinery and commercial services and supplies industries. The single largest contributor in the sector was equipment company Deere & Company, which enjoyed record fourth-quarter earnings. Waste Management, Inc. was a leading contributor in the commercial services industry, as healthy economic growth early in the year meant strong demand for its products.

Effective stock selection in IT and an underweight to this lagging sector contributed to relative results. In particular, the portfolio had no exposure to the relatively poor performing internet software and services industry. It was a similar story in computers and peripherals, where the portfolio was overweight in Dell Inc., which had negative returns for the year. At the same time, we were overweight in International Business Machines Corporation ("IBM"), which rallied after reporting strong third-quarter revenue growth. It is worth mentioning that we added select technology names where we saw attractive values, building a sizable position in Microsoft Corporation during the year.

Health care was another sector where stock selection and an underweight position helped relative returns. The portfolio's health care holdings are focused largely on the pharmaceutical industry, which performed well for the full year. Merck & Co., Inc. was the leading contributor in this segment, benefiting when one of its vaccines was made part of the routine vaccination schedule for girls.

At the other end of the spectrum, our performance would have been even better relative to the benchmark but for disappointing stock selection among energy shares. An underweight in ExxonMobil Corporation and poor performance by portfolio holding Anadarko Petroleum Corporation limited the portfolio's relative return.

In addition, our stock selection detracted in both the telecommunication services and consumer discretionary sectors; however, overweights to these winning sectors made them positive contributors overall.

Brian C. Rogers

Portfolio Manager
T. Rowe Price Associates, Inc.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 1

T. Rowe Price Equity Income

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	18.96%	9.26%	9.94%	12.34%	1/3/95
S&P 500[1]	15.78%	6.19%	8.43%	11.76%	1/3/95
Russell 1000 Value[1]	22.25%	10.88%	11.01%	13.92%	1/3/95
Service Class	18.71%	–	–	16.15%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Russell 1000 Value (Russell 1000 Value) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 2

T. Rowe Price Equity Income

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,133.30	0.82%	$4.41
Hypothetical (b)	1,000.00	1,021.07	0.82	4.18
Service Class
Actual	1,000.00	1,132.10	1.07	5.75
Hypothetical (b)	1,000.00	1,019.81	1.07	5.45

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 3

T. Rowe Price Equity Income

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
CONVERTIBLE BOND (0.4%)
Automotive (0.2%)
Ford Motor Co. 4.25%, due 12/15/2036	$1,120	$1,197
Communications Equipment (0.2%)
Lucent Technologies, Inc. 8.00%, due 08/01/2031	1,965	1,965
Total Convertible Bond (cost: $2,619)		3,162
	Shares	Value
COMMON STOCKS (95.3%)
Amusement & Recreation Services (0.9%)
Disney (Walt) Co. (The)	234,300	$8,029
Automotive (0.8%)
Ford Motor Co. †	244,300	1,835
Genuine Parts Co.	109,650	5,201
Beverages (2.3%)
Anheuser-Busch Cos., Inc.	201,000	9,889
Coca-Cola Co. (The)	209,300	10,099
Business Services (0.5%)
Fannie Mae	78,400	4,656
Chemicals & Allied Products (4.1%)
Avon Products, Inc.	217,300	7,180
Chemtura Corp.	148,618	1,431
Colgate-Palmolive Co.	165,000	10,765
du Pont (E.I.) de Nemours & Co.	180,100	8,773
International Flavors & Fragrances, Inc.	162,000	7,964
Commercial Banks (9.3%)
Bank of America Corp.	28,338	1,513
Citigroup, Inc.	165,959	9,244
Fifth Third Bancorp †	228,100	9,336
JP Morgan Chase & Co.	450,822	21,775
Mellon Financial Corp. †	233,780	9,854
Mercantile Bankshares Corp.	66,100	3,093
National City Corp. †	89,600	3,276
State Street Corp.	111,300	7,506
SunTrust Banks, Inc.	79,900	6,748
US Bancorp	149,000	5,392
Wells Fargo & Co.	93,440	3,323
Communication (0.2%)
EchoStar Communications Corp.–Class A ‡	53,700	2,042
Communications Equipment (1.2%)
Motorola, Inc.	184,700	3,797
Nokia Corp., ADR	320,300	6,509
Computer & Data Processing Services (2.0%)
Computer Sciences Corp. ‡	46,000	2,455
Microsoft Corp.	505,700	15,100

	Shares	Value
Computer & Office Equipment (2.4%)
Cisco Systems, Inc. ‡	138,800	$3,793
Dell, Inc. ‡	256,400	6,433
International Business Machines Corp.	108,600	10,551
Diversified (1.2%)
Honeywell International, Inc.	223,200	10,098
Electric Services (3.6%)
Duke Energy Corp.	276,800	9,193
FirstEnergy Corp.	94,050	5,663
Pinnacle West Capital Corp.	58,700	2,973
Progress Energy, Inc.	131,000	6,429
TECO Energy, Inc. †	96,700	1,666
Xcel Energy, Inc. †	242,300	5,587
Electric, Gas & Sanitary Services (2.6%)
Entergy Corp.	87,600	8,087
NiSource, Inc. †	366,800	8,840
Waste Management, Inc.	150,162	5,521
Electronic & Other Electric Equipment (4.0%)
Cooper Industries, Ltd.–Class A	46,907	4,242
General Electric Co.	664,450	24,724
Sony Corp.	127,000	5,436
Electronic Components & Accessories (1.9%)
Analog Devices, Inc.	178,600	5,871
Intel Corp.	198,000	4,010
Tyco International, Ltd.	215,000	6,536
Fabricated Metal Products (0.6%)
Fortune Brands, Inc. †	66,100	5,644
Food & Kindred Products (2.0%)
Campbell Soup Co. †	111,400	4,332
General Mills, Inc.	131,800	7,592
Hershey Co. (The)	9,900	493
McCormick & Co., Inc.	93,900	3,621
Sara Lee Corp.	76,000	1,294
Furniture & Fixtures (0.7%)
Masco Corp. †	198,800	5,938
Furniture & Home Furnishings Stores (0.4%)
Bed Bath & Beyond, Inc. ‡	101,700	3,875
Industrial Machinery & Equipment (2.2%)
Deere & Co. †	9,300	884
Eaton Corp.	48,800	3,667
Illinois Tool Works, Inc.	112,200	5,183
Ingersoll-Rand Co.–Class A	96,200	3,764
Pall Corp.	154,800	5,348
Instruments & Related Products (1.5%)
Eastman Kodak Co. †	235,600	6,078
Raytheon Co.	127,400	6,727

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 4

T. Rowe Price Equity Income

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Insurance (3.2%)
American International Group, Inc.	151,800	$10,878
Chubb Corp.	73,900	3,910
St. Paul Travelers Cos., Inc. (The)	151,410	8,129
UnumProvident Corp.	244,400	5,079
Insurance Agents, Brokers & Service (1.5%)
Marsh & McLennan Cos., Inc.	438,000	13,429
Life Insurance (0.9%)
Lincoln National Corp.	123,666	8,211
Lumber & Other Building Materials (1.0%)
Home Depot, Inc. (The)	206,900	8,309
Medical Instruments & Supplies (1.0%)
Baxter International, Inc.	111,400	5,168
Boston Scientific Corp. ‡	201,300	3,458
Mining (0.7%)
Vulcan Materials Co. †	65,400	5,878
Motion Pictures (1.4%)
Time Warner, Inc.	578,400	12,598
Oil & Gas Extraction (2.9%)
Anadarko Petroleum Corp.	133,600	5,814
Royal Dutch Shell PLC–Class A, ADR	188,000	13,309
Schlumberger, Ltd.	92,700	5,855
Paper & Allied Products (4.3%)
3M Co.	88,300	6,881
Avery Dennison Corp.	113,600	7,717
International Paper Co.	373,893	12,750
Kimberly-Clark Corp.	82,200	5,585
MeadWestvaco Corp.	139,700	4,199
Personal Services (0.7%)
H&R Block, Inc. †	264,000	6,083
Petroleum Refining (6.5%)
BP PLC, ADR	101,774	6,829
Chevron Corp.	237,750	17,482
Exxon Mobil Corp.	225,938	17,314
Hess Corp.	184,290	9,135
Murphy Oil Corp. †	109,700	5,578
Pharmaceuticals (8.2%)
Abbott Laboratories	138,100	6,727
Bristol-Myers Squibb Co.	252,100	6,635
Johnson & Johnson	141,900	9,368
Lilly (Eli) & Co.	178,000	9,274
MedImmune, Inc. †‡	118,900	3,849
Merck & Co., Inc.	299,500	13,058
Pfizer, Inc.	370,000	9,583
Schering-Plough Corp. †	158,100	3,737
Wyeth	183,800	9,359

	Shares	Value
Primary Metal Industries (0.6%)
Alcoa, Inc.	167,400	$5,024
Printing & Publishing (3.7%)
CBS Corp.–Class B	195,000	6,080
Dow Jones & Co., Inc. †	170,800	6,490
Gannett Co., Inc.	37,400	2,261
Idearc, Inc. ‡	10,882	312
New York Times Co.–Class A †	314,000	7,649
Tribune Co. †	319,500	9,834
Radio & Television Broadcasting (0.7%)
Viacom, Inc.–Class B ‡	141,000	5,785
Radio, Television & Computer Stores (0.2%)
RadioShack Corp. †	126,000	2,114
Railroads (1.7%)
Norfolk Southern Corp.	75,200	3,782
Union Pacific Corp.	122,500	11,272
Residential Building Construction (0.4%)
DR Horton, Inc. †	142,500	3,775
Retail Trade (1.0%)
Wal-Mart Stores, Inc.	181,900	8,400
Rubber & Misc. Plastic Products (0.9%)
Newell Rubbermaid, Inc.	282,900	8,190
Security & Commodity Brokers (2.1%)
Charles Schwab Corp. (The)	467,500	9,041
Morgan Stanley	111,200	9,055
Telecommunications (5.5%)
ALLTEL Corp.	123,000	7,439
AT&T, Inc.	442,240	15,810
Qwest Communications International †‡	927,500	7,763
Sprint Nextel Corp.	345,700	6,530
Verizon Communications, Inc.	217,642	8,105
Windstream Corp.	127,172	1,808
Tobacco Products (0.5%)
UST, Inc.	73,600	4,284
Toys, Games & Hobbies (1.0%)
Mattel, Inc.	375,300	8,504
Wholesale Trade Nondurable Goods (0.3%)
SYSCO Corp.	61,100	2,247
Total Common Stocks (cost: $631,907)		829,600

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 5

T. Rowe Price Equity Income

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (9.2%)
Debt (8.7%)
Bank Notes (0.3%)
Bank of America 5.32%, due 02/16/2007	$2,247	$2,247
Commercial Paper (2.0%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	899 450 431	899 450 431
Charta LLC–144A 5.30%, due 01/31/2007	1,214	1,214
CIESCO LLC 5.31%, due 01/04/2007	450	450
Clipper Receivables Corp. 5.30%, due 01/31/2007	1,124	1,124
Compass Securitization–144A 5.30%, due 01/09/2007	1,425	1,425
CRC Funding LLC–144A 5.34%, due 01/23/2007	225	225
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	1,695	1,695
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	449	449
General Electric Capital Corp. 5.30%, due 01/26/2007	635	635
Greyhawk Funding–144A 5.31%, due 01/12/2007	449	449
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	670	670
Liberty Street–144A 5.31%, due 01/17/2007	673	673
Old Line Funding LLC–144A 5.35%, due 01/04/2007	449	449
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	449	449
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	449 1,104 433	449 1,104 433
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	664	664
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	899	899
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	225 449	225 449

	Principal	Value
Commercial Paper (continued)
Yorktown Capital LLC
5.30%, due 01/10/2007	$1,110	$1,110
5.33%, due 01/16/2007	449	449
Euro Dollar Overnight (1.1%)
Abbey National PLC 5.28%, due 01/05/2007	2,247	2,247
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	674	674
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	449	449
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	899 899	899 899
Societe Generale 5.31%, due 01/02/2007	1,348	1,348
Svenska Handlesbanken 5.25%, due 01/02/2007	791	791
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	674 899 899	674 899 899
Euro Dollar Terms (4.0%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	1,348 674 674	1,348 674 674
Barclays 5.31%, due 02/20/2007	2,247	2,247
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	1,124 2,247 1,124	1,124 2,247 1,124
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	2,247	2,247
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	2,112 2,247	2,112 2,247
Dexia Group 5.29%, due 01/16/2007	1,348	1,348
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	1,348 1,348	1,348 1,348
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	2,247 1,348	2,247 1,348
Lloyds TSB Bank 5.30%, due 02/26/2007	449	449

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 6

T. Rowe Price Equity Income

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Marshall & Ilsley Bank 5.30%, due 03/19/2007	$674	$674
Rabobank Nederland 5.30%, due 03/05/2007	1,348	1,348
Royal Bank of Canada 5.31%, due 02/14/2007	1,348	1,348
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	1,348 674 674	1,348 674 674
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	899 2,247	899 2,247
The Bank of the West 5.29%, due 01/17/2007	1,124	1,124
Repurchase Agreements (1.3%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $660 on 01/02/2007	660	660
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $8,191 on 01/02/2007	8,187	8,187

	Principal	Value
Repurchase Agreements (continued)
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $924 on 01/02/2007	$924	$924
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $1,400 on 01/02/2007	1,400	1,400
	Shares	Value
Investment Companies (0.5%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	4,470,480	$4,470
Total Security Lending Collateral (cost: $79,604)		79,604
Total Investment Securities (cost: $714,130) #		$912,366

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $76,736.

‡  Non-income producing.

††  Cash collateral for the Repurchase Agreements, valued at $11,540, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $715,057. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $210,868 and $13,559, respectively. Net unrealized appreciation for tax purposes is $197,309.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $13,701 or 1.6% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 7

T. Rowe Price Equity Income

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $714,130) (including securities loaned of $76,736)	$912,366
Cash	35,613
Receivables:
Investment securities sold	1,948
Shares sold	94
Interest	192
Dividends	1,304
Dividend reclaims receivable	25
951,542
Liabilities:
Investment securities purchased	423
Accounts payable and accrued liabilities:
Shares redeemed	697
Management and advisory fees	545
Service fees	6
Administration fees	15
Payable for collateral for securities on loan	79,604
Other	92
81,382
Net Assets	$870,160
Net Assets Consist of:
Capital stock ($.01 par value)	$418
Additional paid-in capital	604,412
Undistributed (accumulated) net investment income (loss)	13,008
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	54,086
Net unrealized appreciation (depreciation) on investment securities	198,236
Net Assets	$870,160
Net Assets by Class:
Initial Class	$841,295
Service Class	28,865
Shares Outstanding:
Initial Class	40,419
Service Class	1,382
Net Asset Value and Offering Price Per Share:
Initial Class	$20.81
Service Class	20.89

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $101)	$18,422
Interest	1,167
Income from loaned securities–net	88
19,677
Expenses:
Management and advisory fees	6,058
Printing and shareholder reports	147
Custody fees	91
Administration fees	163
Legal fees	16
Audit fees	17
Trustees fees	60
Service fees:
Service Class	59
Other	15
Total expenses	6,626
Net Investment Income (Loss)	13,051
Net Realized Gain (Loss) from:
Investment securities	55,095
Foreign currency transactions	(21)
55,074
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	75,430
Translation of assets and liabilities denominated in foreign currencies	3
75,433
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	130,507
Net Increase (Decrease) in Net Assets Resulting from Operations	$143,558

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 8

T. Rowe Price Equity Income

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$13,051	$14,861
Net realized gain (loss) from investment securities and foreign currency transactions	55,074	87,375
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	75,433	(63,844)
	143,558	38,392
Distributions to Shareholders:
From net investment income:
Initial Class	(14,402)	(16,467)
Service Class	(388)	(324)
	(14,790)	(16,791)
From net realized gains:
Initial Class	(84,697)	(69,908)
Service Class	(2,536)	(1,440)
	(87,233)	(71,348)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	55,090	56,389
Service Class	8,931	12,856
	64,021	69,245
Dividends and distributions reinvested:
Initial Class	99,099	86,376
Service Class	2,924	1,763
	102,023	88,139
Cost of shares redeemed:
Initial Class	(155,280)	(211,932)
Service Class	(5,767)	(3,824)
	(161,047)	(215,756)
	4,997	(58,372)
Net increase (decrease) in net assets	46,532	(108,119)
Net Assets:
Beginning of year	823,628	931,747
End of year	$870,160	$823,628
Undistributed (accumulated) net investment income (loss)	$13,008	$14,785

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	2,771	2,686
Service Class	437	615
	3,208	3,301
Shares issued–reinvested from distributions:
Initial Class	5,288	4,396
Service Class	155	89
	5,443	4,485
Shares redeemed:
Initial Class	(7,510)	(10,358)
Service Class	(278)	(185)
	(7,788)	(10,543)
Net increase (decrease) in shares outstanding:
Initial Class	549	(3,276)
Service Class	314	519
	863	(2,757)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 9

T. Rowe Price Equity Income

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$20.12	$0.33	$3.18	$3.51	$(0.41)	$(2.41)	$(2.82)	$20.81
	12/31/2005	21.32	0.33	0.50	0.83	(0.39)	(1.64)	(2.03)	20.12
	12/31/2004	18.96	0.31	2.45	2.76	(0.26)	(0.14)	(0.40)	21.32
	12/31/2003	15.29	0.30	3.59	3.89	(0.12)	(0.10)	(0.22)	18.96
	12/31/2002	18.09	0.28	(2.58)	(2.30)	(0.18)	(0.32)	(0.50)	15.29
Service Class	12/31/2006	20.19	0.28	3.20	3.48	(0.37)	(2.41)	(2.78)	20.89
	12/31/2005	21.42	0.28	0.50	0.78	(0.37)	(1.64)	(2.01)	20.19
	12/31/2004	19.05	0.29	2.43	2.72	(0.21)	(0.14)	(0.35)	21.42
	12/31/2003	15.62	0.19	3.35	3.54	(0.01)	(0.10)	(0.11)	19.05

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	18.96%	$841,295	0.80%	1.61%	14%
	12/31/2005	4.11	802,067	0.79	1.60	22
	12/31/2004	14.81	919,982	0.78	1.57	22
	12/31/2003	25.59	1,058,801	0.78	1.80	14
	12/31/2002	(12.81)	520,204	0.85	1.72	12
Service Class	12/31/2006	18.71	28,865	1.05	1.35	14
	12/31/2005	3.81	21,561	1.04	1.37	22
	12/31/2004	14.56	11,765	1.04	1.45	22
	12/31/2003	22.74	1,476	1.03	1.64	14

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  T. Rowe Price Equity Income (the "Fund") share classes commenced operations as follows:

Initial Class–January 3, 1995

Service Class–May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 10

T. Rowe Price Equity Income

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. T. Rowe Price Equity Income (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $8 are included in net realized gains in the Statement of Operations.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 11

T. Rowe Price Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $38, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. Dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. Dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation - Conservative Portfolio	$22,566	2.59%
Asset Allocation - Growth Portfolio	96	0.01%
Asset Allocation - Moderate Growth Portfolio	108,888	12.51%
Asset Allocation - Moderate Portfolio	95,000	10.92%
Total	$226,550	26.03%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $250 million of ANA
0.74% of the next $250 million of ANA
0.75% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.88% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 12

T. Rowe Price Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

The sub-adviser, T. Rowe Price Associates, Inc., has agreed to a pricing discount based on aggregate assets that it manages in ATST. The amount of the discount received by the Fund at December 31, 2006 was $41.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $42. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $33. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$107,046
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	203,216
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including,

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 13

T. Rowe Price Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

but not limited to, wash sales, REITs and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$(38)
Undistributed (accumulated) net realized gain (loss) from investment securities	38

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$24,047
Long-term Capital Gain	64,092
2006 Distributions paid from:
Ordinary Income	20,284
Long-term Capital Gain	81,739

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$15,695
Undistributed Long-term Capital Gain	$52,326
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$197,309

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING
PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
T. Rowe Price Equity Income

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Income (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 15

T. Rowe Price Equity Income

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund made a Long-Term Capital Gain Designation of $81,739 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 16

T. Rowe Price Equity Income

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between T. Rowe Price Equity Income (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and T. Rowe Price Associates, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved competitive investment performance, noting that the performance of the Portfolio had improved over the past year and the performance over the past one- and two-year periods was competitive with many peers, and had been strong compared to its peers over the past five- and ten-year periods. The Board noted, however, that TFAI should continue to monitor the Portfolio with the intent to achieve consistent, above-average investment performance. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. The Trustees noted that the Portfolio's contractual management fees were competitive with many peers. On the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 17

T. Rowe Price Equity Income (continued)

management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board favorably noted the asset-based advisory fee breakpoints in the Portfolio's fee schedule, and concluded that the asset-based breakpoints appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Equity Income 18

T. Rowe Price Small Cap

MARKET ENVIRONMENT

U.S. economic growth decelerated in 2006, reflecting a substantially cooler housing market, softer manufacturing activity, and some deceleration of consumer spending amid high energy costs and slower housing equity growth. The overall rate of inflation has eased somewhat as oil and gas prices declined from their summer peaks, but "core" inflation (excluding food and energy prices) has remained above the Federal Reserve Board's ("Fed") stated comfort zone. The central bank kept the federal funds target rate steady in the second half of the year (after raising it to 5.25% in the first half), but Fed officials believe that "some inflation risks remain" and have left open the possibility of additional rate increases.

Small-cap growth stocks produced strong returns in 2006 but lagged their more robust value counterparts. Equities in general were lifted by substantial merger and leveraged buyout activity, continued solid corporate earnings growth despite an economic deceleration, and declining oil prices and long-term interest rates in the second half of the year.

PERFORMANCE

For the year ended December 31, 2006, T. Rowe Price Small Cap, Initial Class returned 3.59%. By comparison its benchmark, the Russell 2000 Growth Index ("Russell 2000 Growth"), returned 13.35%.

STRATEGY REVIEW

Portfolio performance was hurt by the poor performance of our holdings in various sectors. Our sector allocations also worked against us. Although the portfolio manager has changed, the portfolio's objective has not. Using quantitative analysis, we will continue to seek and invest broadly in stocks of small growth companies. We intend to own approximately 300 names, and individual holdings typically will not represent more than 1.0% of portfolio assets. Sector allocations, which did not change much in the last three months, will generally be in line with those of our benchmark, but we may occasionally overweight or underweight certain sectors based on our analysis.

The information technology sector contributed the most in absolute terms to our full-year results, driven by electronic equipment and semiconductor-related stocks. However, relative performance was hurt by weakness among software companies, especially Radiant Systems, Inc. and Fair Isaac Corporation. In addition, Avid Technology, Inc. stumbled badly due to weakness in the company's core professional video business, anemic high-end audio workstation sales, and some product flaws that have marred the company's entrance into the consumer video editing market.

Industrials and business services stocks produced gains in 2006, and Kenexa Corporation, which offers products and services to help companies recruit and retain employees, was one of our top contributors in the entire portfolio. However, our holdings in the sector failed to keep pace with those in the Russell 2000 Growth, especially machinery company Actuant Corporation and long-time holding The Corporate Executive Board Company.

Consumer discretionary stocks contributed moderately to absolute portfolio performance in 2006. A few of our education-related and Internet and catalog retailers added value, but relative weakness among our specialty retailers such as Urban Outfitters, Inc., which we eliminated, restrained our performance. Several of our restaurant holdings also underperformed, as consumer spending was adversely impacted by elevated energy costs, a weakening housing market, and rising mortgage costs.

Our health care stocks lagged in 2006, as gains in pharmaceuticals and biotechnology shares were offset by weakness among health care providers and service companies, though dialysis services provider DaVita Inc. did well. Our health care equipment and supply companies generally lagged those in our benchmark, with Aspect Medical Systems, Inc., which we eliminated, among our largest detractors last year.

Energy stocks collectively did not add value to the portfolio over the last year. Gains in many of our holdings were offset by the poor performance of several companies, including Patterson-UTI Energy, Inc., which we eliminated, Unit Corporation, Bronco Drilling Company, Inc., and Bill Barrett Corporation.

Sudhir Nanda, Ph.D., CFA

Portfolio Manager*
T. Rowe Price Associates, Inc.

*  Prior to October 6, 2006, Paul W. Wojcik, CFA managed this Portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 1

T. Rowe Price Small Cap

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	From Inception	Inception Date
Initial Class	3.59%	5.22%	5.21%	5/3/99
Russell 2000 Growth[1]	13.35%	6.94%	3.65%	5/3/99
Service Class	3.34%	–	15.34%	5/1/03

NOTES

1  The Russell 2000 Growth (Russell 2000 Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 2

T. Rowe Price Small Cap

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,034.90	0.87%	$4.46
Hypothetical (b)	1,000.00	1,020.82	0.87	4.43
Service Class
Actual	1,000.00	1,034.30	1.12	5.74
Hypothetical (b)	1,000.00	1,019.56	1.12	5.70

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 3

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.2%)
Air Transportation (0.7%)
Republic Airways Holdings, Inc. ‡	21,000	$352
Skywest, Inc.	57,200	1,459
Amusement & Recreation Services (0.8%)
International Speedway Corp.–Class A	3,500	179
Station Casinos, Inc. †	9,200	751
WMS Industries, Inc. ‡	34,200	1,192
Apparel & Accessory Stores (1.5%)
Charlotte Russe Holding, Inc. ‡	26,600	818
Christopher & Banks Corp.	38,900	726
Citi Trends, Inc. ‡ †	27,800	1,102
Pacific Sunwear of California, Inc. ‡ †	14,493	284
Ross Stores, Inc.	20,100	589
Tween Brands, Inc. ‡ †	14,700	587
Apparel Products (1.0%)
Gymboree Corp. ‡	45,700	1,744
Quiksilver, Inc. ‡	60,900	959
Auto Repair, Services & Parking (0.1%)
Dollar Thrifty Automotive Group ‡	6,600	301
Automotive (1.0%)
LKQ Corp. ‡	21,200	487
Oshkosh Truck Corp.	44,522	2,156
Automotive Dealers (1.3%)
MarineMax, Inc. ‡ †	57,200	1,483
O'Reilly Automotive, Inc. ‡	66,600	2,135
Beverages (0.3%)
Boston Beer Co., Inc.–Class A ‡	24,900	896
Business Services (2.9%)
Administaff, Inc. †	14,400	616
aQuantive, Inc. ‡	11,100	274
ChoicePoint, Inc. ‡	33,500	1,319
Computer Programs & Systems, Inc.	71,100	2,417
Getty Images, Inc. ‡ †	17,600	754
Heartland Payment Systems, Inc. †	5,700	161
MoneyGram International, Inc.	50,300	1,577
WebSideStory, Inc. ‡	37,100	470
Wind River Systems ‡	38,000	390
Chemicals & Allied Products (0.4%)
Church & Dwight Co., Inc.	23,700	1,011
Commercial Banks (1.8%)
Boston Private Financial Holdings, Inc.	22,900	646
East-West Bancorp, Inc.	22,100	783
Investors Financial Services Corp.l	13,800	589
Pinnacle Financial Partners, Inc. ‡	14,300	474

	Shares	Value
Commercial Banks (continued)
PrivateBancorp, Inc. †	12,400	$516
SVB Financial Group ‡ †	12,400	578
UCBH Holdings, Inc.	49,300	866
Virginia Commerce Bancorp ‡ †	14,700	292
Communication (1.1%)
Global Payments, Inc.	27,620	1,279
SBA Communications Corp. ‡	43,200	1,188
Syniverse Holdings, Inc. ‡	28,700	430
Communications Equipment (0.7%)
Inter-Tel, Inc.	30,000	665
Plantronics, Inc.	20,900	443
Polycom, Inc. ‡	23,412	724
Computer & Data Processing Services (12.5%)
Activision, Inc. ‡ †	62,110	1,071
Actuate Corp. ‡	90,900	540
Ansys, Inc. ‡	22,700	987
Avocent Corp. ‡	17,050	577
CACI International, Inc.–Class A ‡	22,800	1,288
CNET Networks, Inc. ‡ †	94,500	859
Cognex Corp.	61,200	1,458
Cybersource Corp. ‡	100,400	1,106
Digital Insight Corp. ‡	31,200	1,201
Digital River, Inc. ‡	15,100	842
Epicor Software Corp. ‡	36,700	496
F5 Networks, Inc. ‡	25,900	1,922
Factset Research Systems, Inc.	23,750	1,341
Fair Isaac Corp.	28,634	1,164
Global Cash Access, Inc. ‡	31,800	516
Hyperion Solutions Corp. ‡	53,750	1,932
Informatica Corp. ‡	133,300	1,628
Inforte Corp. ‡	201,900	755
Jack Henry & Associates, Inc.	20,300	434
Kenexa Corp. ‡ †	74,400	2,475
MTC Technologies, Inc. ‡	39,900	940
NAVTEQ Corp. ‡ †	20,100	703
NCI, Inc.–Class A ‡	103,300	1,579
Open Solutions, Inc. ‡	17,000	640
Quest Software, Inc. ‡ †	36,000	527
Radiant Systems, Inc. ‡	105,250	1,099
Red Hat, Inc. ‡ †	37,200	856
RightNow Technologies, Inc. ‡ †	59,900	1,031
SI International, Inc. ‡	3,600	117
SINA Corp. ‡ †	9,900	284
SRA International, Inc.–Class A ‡	48,700	1,302
Taleo Corp.–Class A ‡	67,200	919
Websense, Inc. ‡	55,600	1,269
Witness Systems, Inc. ‡	6,300	110

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 4

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Computer & Office Equipment (1.0%)
Rackable Systems, Inc. ‡ †	15,400	$477
ScanSource, Inc. ‡	37,000	1,125
Scientific Games Corp.–Class A ‡	4,300	130
Symbol Technologies, Inc.	48,000	717
Zebra Technologies Corp.–Class A ‡	10,525	366
Construction (0.9%)
Foster Wheeler, Ltd. ‡	20,500	1,130
Insituform Technologies, Inc.–Class A ‡	17,800	460
MDC Holdings, Inc.	14,695	838
Drug Stores & Proprietary Stores (0.2%)
Drugstore.Com, Inc. ‡	179,400	657
Educational Services (0.9%)
ITT Educational Services, Inc. ‡	35,500	2,356
Electric, Gas & Sanitary Services (1.1%)
Stericycle, Inc. ‡	23,600	1,782
Waste Connections, Inc. ‡	29,550	1,228
Electronic & Other Electric Equipment (1.2%)
Aeroflex, Inc. ‡	134,800	1,580
Ametek, Inc.	9,400	299
Genlyte Group, Inc. ‡	6,700	523
Harman International Industries, Inc.	5,700	569
Thomas & Betts Corp. ‡	5,300	251
Electronic Components & Accessories (7.7%)
Advanced Energy Industries, Inc. ‡	98,800	1,864
ATMI, Inc. ‡	31,200	953
Ceradyne, Inc. ‡	49,800	2,814
Color Kinetics, Inc. ‡ †	82,300	1,757
Cymer, Inc. ‡ †	36,100	1,587
Exar Corp. ‡	34,700	451
Integrated Device Technology, Inc. ‡	77,520	1,200
Intersil Corp.–Class A	54,860	1,312
Micrel, Inc. ‡	49,700	536
Microchip Technology, Inc.	6,637	217
Omnivision Technologies, Inc. ‡ †	26,500	362
ON Semiconductor Corp. ‡ †	228,300	1,728
Pericom Semiconductor Corp. ‡	24,600	282
PMC-Sierra, Inc. ‡ †	42,100	283
Semtech Corp. ‡	68,100	890
Spansion LLC–Class A ‡	32,300	480
TTM Technologies, Inc. ‡	92,400	1,047
Varian Semiconductor Equipment Associates, Inc. ‡	55,450	2,524
Virage Logic Corp. ‡	62,900	584

	Shares	Value
Fabricated Metal Products (0.1%)
Simpson Manufacturing Co., Inc. †	10,400	$329
Furniture & Home Furnishings Stores (0.2%)
Williams-Sonoma, Inc. †	19,100	601
Health Services (4.4%)
Amedisys, Inc. ‡ †	14,066	462
Community Health Systems, Inc. ‡	17,600	643
Coventry Health Care, Inc. ‡	28,650	1,434
DaVita, Inc. ‡	39,200	2,230
Edwards Lifesciences Corp. ‡	25,100	1,181
Gentiva Health Services, Inc. ‡	25,400	484
Human Genome Sciences, Inc. ‡ †	32,500	404
LCA-Vision, Inc. †	4,000	137
LifePoint Hospitals, Inc. ‡	14,800	499
Manor Care, Inc. †	17,500	821
Matria Healthcare, Inc. ‡ †	29,150	837
Omnicare, Inc.	19,000	734
Symbion, Inc. ‡	40,600	752
Triad Hospitals, Inc. ‡	11,200	469
United Surgical Partners International, Inc. ‡	26,800	760
Holding & Other Investment Offices (1.0%)
Affiliated Managers Group ‡ †	26,400	2,775
Hotels & Other Lodging Places (0.3%)
Orient-Express Hotels, Ltd.	16,900	800
Industrial Machinery & Equipment (3.9%)
Actuant Corp.–Class A	43,900	2,092
Bucyrus International, Inc.–Class A	6,100	316
Entegris, Inc. ‡	76,700	830
FMC Technologies, Inc. ‡	27,600	1,701
Hydril ‡	13,200	993
Intermec, Inc. ‡ †	11,900	289
Kaydon Corp.	25,500	1,013
Kennametal, Inc.	8,200	483
Manitowoc Co.	17,300	1,028
Oil States International, Inc. ‡	52,200	1,682
Instruments & Related Products (3.6%)
Anaren, Inc. ‡	14,800	263
Cohu, Inc.	35,100	708
Dionex Corp. ‡	6,150	349
DRS Technologies, Inc.	10,910	575
FLIR Systems, Inc. ‡ †	56,300	1,792
Fossil, Inc. ‡	22,812	515
II-VI, Inc. ‡	30,500	852
Input/Output, Inc. ‡ †	54,000	736
Itron, Inc. ‡	25,900	1,343
Mine Safety Appliances Co.	1,800	66

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 5

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Instruments & Related Products (continued)
Sonic Solutions, Inc. ‡ †	34,700	$566
Teledyne Technologies, Inc. ‡	22,900	919
United Industrial Corp./New York †	11,100	563
Varian, Inc. ‡	10,200	457
Insurance (0.8%)
Healthspring, Inc. ‡	12,300	250
Max Reinsurance Capital, Ltd.	22,600	561
Stancorp Financial Group, Inc.	27,600	1,243
Insurance Agents, Brokers & Service (0.2%)
Brown & Brown, Inc.	21,100	595
Leather & Leather Products (0.1%)
Timberland Co.–Class A ‡	12,400	392
Lumber & Other Building Materials (0.2%)
Beacon Roofing Supply, Inc. ‡ †	21,900	412
Drew Industries, Inc. ‡	5,500	143
Management Services (2.6%)
Corporate Executive Board Co. †	38,400	3,368
Digitas, Inc. ‡	58,600	786
Navigant Consulting, Inc. ‡ †	46,300	915
Resources Connection, Inc. ‡	64,700	2,060
Manufacturing Industries (0.5%)
Shuffle Master, Inc. ‡ †	46,850	1,227
Medical Instruments & Supplies (5.2%)
American Medical Systems Holdings, Inc. ‡	35,100	650
Armor Holdings, Inc. ‡ †	26,400	1,448
Arthocare Corp. ‡ †	8,600	343
Cyberoptics Corp. ‡	95,700	1,213
DENTSPLY International, Inc.	23,700	707
Hologic, Inc. ‡	27,700	1,310
ICU Medical, Inc. ‡	18,200	740
Integra LifeSciences Holdings Corp. ‡ †	8,000	341
Kyphon, Inc. ‡ †	40,300	1,628
Mentor Corp. †	9,400	459
Orbotech, Ltd. ‡	27,200	692
Respironics, Inc. ‡	57,600	2,174
Stereotaxis, Inc. ‡ †	13,100	135
Steris Corp.	16,900	425
Techne Corp. ‡	18,300	1,015
Thoratec Corp. ‡	31,900	561
Ventana Medical Systems ‡	7,500	323
Mining (0.3%)
Florida Rock Industries, Inc.	6,800	293
Foundation Coal Holdings, Inc.	17,200	546

	Shares	Value
Motion Pictures (1.1%)
Avid Technology, Inc. ‡ †	56,679	$2,112
Macrovision Corp. ‡	34,500	975
Oil & Gas Extraction (6.6%)
Acergy SA, Sponsored ADR ‡	26,100	503
Atwood Oceanics, Inc. ‡	11,000	539
Bill Barrett Corp. ‡ †	21,900	596
Bois d'Arc Energy, Inc. ‡	29,500	432
Cabot Oil & Gas Corp.	25,900	1,571
Comstock Resources, Inc. ‡	50,600	1,572
Denbury Resources, Inc. ‡	45,300	1,259
Forest Oil Corp. ‡	22,100	722
Global Industries, Ltd. ‡	51,800	675
Grey Wolf, Inc. ‡	18,900	130
Helix Energy Solutions Group, Inc. ‡ †	41,200	1,292
Helmerich & Payne, Inc.	40,100	981
Mariner Energy, Inc. ‡	40,418	792
Petrohawk Energy Corp. ‡	40,590	467
Quest Resource Corp. ‡	8,800	89
RAM Energy Resources, Inc. ‡ †	17,600	97
Range Resources Corp.	51,700	1,420
SEACOR Holdings, Inc. ‡ †	6,500	644
Stone Energy Corp. ‡	14,400	509
Tetra Technologies, Inc. ‡	48,500	1,241
Todco–Class A ‡ †	22,300	762
Unit Corp. ‡	14,200	688
W-H Energy Services, Inc. ‡	17,400	847
Personal Services (0.6%)
Jackson Hewitt Tax Service, Inc.	45,600	1,549
Petroleum Refining (0.3%)
Frontier Oil Corp.	32,100	923
Pharmaceuticals (7.1%)
Alexion Pharmaceuticals, Inc. ‡ †	7,400	299
Alkermes, Inc. ‡	33,000	441
AtheroGenics, Inc. ‡ †	9,800	97
BioMarin Pharmaceuticals, Inc. ‡ †	45,800	751
Cephalon, Inc. ‡ †	5,214	367
Charles River Laboratories International, Inc. ‡	7,700	333
Digene Corp. ‡	41,800	2,003
Henry Schein, Inc. ‡ †	7,800	382
Idexx Laboratories, Inc. ‡	10,900	864
Immucor, Inc. ‡	48,100	1,406
Invitrogen Corp. ‡	19,000	1,075
Martek Biosciences Corp. ‡ †	10,300	240
Medarex, Inc. ‡	21,800	322
Medicines Co. ‡	58,300	1,849
Medicis Pharmaceutical Corp.–Class A †	47,700	1,676

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 6

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (continued)
Meridian Bioscience, Inc.	36,000	$883
Myriad Genetics, Inc. ‡ †	10,400	326
Neurocrine Biosciences, Inc. ‡ †	9,700	101
Noven Pharmaceuticals, Inc. ‡	64,000	1,629
Onyx Pharmaceuticals, Inc. ‡ †	20,800	220
Panacos Pharmaceuticals, Inc. ‡	23,600	95
PDL BioPharma, Inc. ‡ †	57,600	1,160
Salix Pharmaceuticals, Ltd. ‡	39,423	480
Sciele Pharma, Inc. ‡ †	13,900	334
Theravance, Inc. ‡	14,200	439
United Therapeutics Corp. ‡	4,900	266
Valeant Pharmaceuticals International	36,500	629
Vertex Pharmaceuticals, Inc. ‡	13,350	500
Primary Metal Industries (0.6%)
Lone Star Technologies, Inc. ‡	9,300	450
Steel Dynamics, Inc.	37,400	1,214
Radio, Television & Computer Stores (0.2%)
GameStop Corp.–Class A ‡ †	9,600	529
Research & Testing Services (3.3%)
Advisory Board Co. (The) ‡	62,000	3,319
Core Laboratories NV ‡ †	11,200	907
DeCODE Genetics, Inc. ‡ †	48,300	219
Exelixis, Inc. ‡	42,700	384
Gen-Probe, Inc. ‡	29,600	1,550
iRobot Corp. ‡ †	31,200	563
Pharmaceutical Product Development, Inc.	44,300	1,427
Senomyx, Inc. ‡ †	39,900	518
Residential Building Construction (0.2%)
Toll Brothers, Inc. ‡ †	13,100	422
Restaurants (2.0%)
BJ's Restaurants, Inc. ‡ †	50,500	1,021
CEC Entertainment, Inc. ‡	13,400	539
Cheesecake Factory (The) ‡	21,900	539
PF Chang's China Bistro, Inc. ‡ †	16,600	637
Rare Hospitality International, Inc. ‡	49,975	1,646
Sonic Corp. ‡	47,643	1,141
Retail Trade (3.1%)
AC Moore Arts & Crafts, Inc. ‡ †	89,500	1,939
Coldwater Creek, Inc. ‡	72,950	1,789
Fred's, Inc. †	13,650	164
Hibbett Sporting Goods, Inc. ‡	58,900	1,798
Nutri/System, Inc. ‡ †	13,000	824
Zumiez, Inc. ‡ †	62,700	1,852

	Shares	Value
Security & Commodity Brokers (3.3%)
Cohen & Steers, Inc.	11,400	$458
Eaton Vance Corp.	21,000	693
GFI Group, Inc. ‡	4,900	305
Greenhill & Co., Inc. †	24,500	1,808
IntercontinentalExchange, Inc. ‡	18,200	1,964
International Securities Exchange Holdings, Inc.	15,900	744
Knight Capital Group, Inc.–Class A ‡	15,800	303
Nasdaq Stock Market Inc/The ‡	13,800	425
optionsXpress Holdings, Inc.	23,000	522
Penson Worldwide, Inc. ‡	12,400	340
Raymond James Financial, Inc.	43,549	1,320
Social Services (0.5%)
Bright Horizons Family Solutions, Inc. ‡	34,400	1,330
Stone, Clay & Glass Products (0.4%)
Gentex Corp. †	74,700	1,162
Telecommunications (1.7%)
Adtran, Inc.	32,900	747
Cbeyond Communications, Inc. ‡ †	12,600	385
Leap Wireless International, Inc. ‡	17,700	1,053
NeuStar, Inc.–Class A ‡	21,500	697
NII Holdings, Inc. ‡ †	13,200	851
NTELOS Holdings Corp. ‡	9,400	168
Time Warner Telecom, Inc.–Class A ‡	38,200	761
Transportation & Public Utilities (1.3%)
HUB Group, Inc.–Class A ‡	9,600	264
Pacer International, Inc.	14,200	423
UTI Worldwide, Inc.	91,000	2,721
Transportation Equipment (0.6%)
Thor Industries, Inc. †	27,100	1,192
Wabtec Corp.	17,400	529
Trucking & Warehousing (0.8%)
Forward Air Corp.	13,800	399
Old Dominion Freight Line, Inc. ‡	70,375	1,694
Water Transportation (0.1%)
Horizon Lines, Inc.–Class A	8,100	218
Wholesale Trade Durable Goods (1.4%)
Cytyc Corp. ‡	43,200	1,223
Interline Brands, Inc. ‡	7,300	164
Pool Corp. †	31,687	1,241
Reliance Steel & Aluminum Co.	7,200	284
Symyx Technologies, Inc. ‡	45,100	974

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 7

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Wholesale Trade Nondurable Goods (1.5%)
SunOpta, Inc. ‡ †	138,100	$1,215
Tractor Supply Co. ‡ †	27,300	1,221
United Natural Foods, Inc. ‡ †	47,300	1,699
Total Common Stocks (cost: $226,303)		268,869
	Principal	Value
SECURITY LENDING COLLATERAL (24.4%)
Debt (23.0%)
Bank Notes (0.7%)
Bank of America 5.32%, due 02/16/2007	$1,867	$1,867
Commercial Paper (5.3%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	747 374 358	747 374 358
Charta LLC–144A 5.30%, due 01/31/2007	1,008	1,008
CIESCO LLC 5.31%, due 01/04/2007	374	374
Clipper Receivables Corp. 5.30%, due 01/31/2007	934	934
Compass Securitization–144A 5.30%, due 01/09/2007	1,184	1,184
CRC Funding LLC–144A 5.34%, due 01/23/2007	187	187
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	1,408	1,408
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	374	374
General Electric Capital Corp. 5.30%, due 01/26/2007	528	528
Greyhawk Funding–144A 5.31%, due 01/12/2007	374	374
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	556	556
Liberty Street–144A 5.31%, due 01/17/2007	559	559
Old Line Funding LLC–144A 5.35%, due 01/04/2007	374	374
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	374	374
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	373 918 360	373 918 360

	Principal	Value
Commercial Paper (continued)
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	$552	$552
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	747	747
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	187 373	187 373
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	922 373	922 373
Euro Dollar Overnight (3.0%)
Abbey National PLC 5.28%, due 01/05/2007	1,867	1,867
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	560	560
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	373	373
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	747 747	747 747
Societe Generale 5.31%, due 01/02/2007	1,120	1,120
Svenska Handlesbanken 5.25%, due 01/02/2007	658	658
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	560 747 747	560 747 747
Euro Dollar Terms (10.6%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	1,120 560 560	1,120 560 560
Barclays 5.31%, due 02/20/2007	1,867	1,867
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	934 1,867 934	934 1,867 934
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	1,867	1,867
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	1,755 1,867	1,755 1,867
Dexia Group 5.29%, due 01/16/2007	1,120	1,120

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 8

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Fortis Bank
5.30%, due 01/24/2007	$1,120	$1,120
5.30%, due 01/26/2007	1,120	1,120
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	1,867 1,120	1,867 1,120
Lloyds TSB Bank 5.30%, due 02/26/2007	373	373
Marshall & Ilsley Bank 5.30%, due 03/19/2007	560	560
Rabobank Nederland 5.30%, due 03/05/2007	1,120	1,120
Royal Bank of Canada 5.31%, due 02/14/2007	1,120	1,120
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	1,120 560 560	1,120 560 560
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	747 1,867	747 1,867
The Bank of the West 5.29%, due 01/17/2007	934	934

	Principal	Value
Repurchase Agreements (3.4%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $548 on 01/02/2007	$548	$548
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $6,806 on 01/02/2007	6,802	6,802
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $768 on 01/02/2007	768	768
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $1,164 on 01/02/2007	1,163	1,163
	Shares	Value
Investment Companies (1.4%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	3,714,663	$3,715
Total Security Lending Collateral (cost: $66,146)		66,146
Total Investment Securities (cost: $292,449) #		$335,015

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $63,653.

††  Cash collateral for the Repurchase Agreements, valued at $9,589, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

l  Investors Bank and Trust Co., a wholly-owned subsidiary of Investors Financial Services Corp., serves as the accounting, custody and lending agent for the Fund and provides various administrative services on behalf of the Funds.

#  Aggregate cost for federal income tax purposes is $294,478. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $49,164 and $8,627, respectively. Net unrealized appreciation for tax purposes is $40,537.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $11,387 or 4.2% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 9

T. Rowe Price Small Cap

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $292,449) (including securities loaned of $63,653)	$335,015
Receivables:
Investment securities sold	3,221
Shares sold	91
Interest	15
Income from loaned securities	4
Dividends	51
338,397
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	196
Management and advisory fees	175
Service fees	4
Administration fees	5
Due to custodian	750
Payable for collateral for securities on loan	66,146
Other	66
67,342
Net Assets	$271,055
Net Assets Consist of:
Capital stock ($.01 par value)	$262
Additional paid-in capital	206,331
Undistributed (accumulated) net investment income (loss)	–
Undistributed (accumulated) net realized gain (loss) from investment securities	21,896
Net unrealized appreciation (depreciation) on investment securities	42,566
Net Assets	$271,055
Net Assets by Class:
Initial Class	$253,644
Service Class	17,411
Shares Outstanding:
Initial Class	24,474
Service Class	1,699
Net Asset Value and Offering Price Per Share:
Initial Class	$10.36
Service Class	10.25

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends	$811
Interest	117
Income from loaned securities-net	172
1,100
Expenses:
Management and advisory fees	2,249
Printing and shareholder reports	125
Custody fees	50
Administration fees	60
Legal fees	6
Audit fees	17
Trustees fees	23
Service fees:
Service Class	42
Other	6
Total expenses	2,578
Net Investment Income (Loss)	(1,478)
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	26,128
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(13,969)
Net Realized and Unrealized Gain (Loss) on Investment Securities	12,159
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,681

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 10

T. Rowe Price Small Cap

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(1,478)	$(1,134)
Net realized gain (loss) from investment securities	26,128	24,649
Change in unrealized appreciation (depreciation) on investment securities	(13,969)	6,157
	10,681	29,672
Distributions to Shareholders:
From net realized gains:
Initial Class	(24,489)	(58,492)
Service Class	(1,409)	(2,362)
	(25,898)	(60,854)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	35,662	95,597
Service Class	11,306	14,298
	46,968	109,895
Dividends and distributions reinvested:
Initial Class	24,489	58,492
Service Class	1,409	2,362
	25,898	60,854
Cost of shares redeemed:
Initial Class	(118,848)	(105,737)
Service Class	(11,304)	(6,049)
	(130,152)	(111,786)
	(57,286)	58,963
Net increase (decrease) in net assets	(72,503)	27,781
Net Assets:
Beginning of year	343,558	315,777
End of year	$271,055	$343,558
Undistributed (accumulated) net investment income (loss)	$–	$–

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	3,173	8,435
Service Class	1,040	1,252
	4,213	9,687
Shares issued–reinvested from distributions:
Initial Class	2,586	5,587
Service Class	150	227
	2,736	5,814
Shares redeemed:
Initial Class	(10,771)	(9,498)
Service Class	(1,026)	(556)
	(11,797)	(10,054)
Net increase (decrease) in shares outstanding:
Initial Class	(5,012)	4,524
Service Class	164	923
	(4,848)	5,447

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 11

T. Rowe Price Small Cap

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$11.08	$(0.05)	$0.35	$0.30	$–	$(1.02)	$(1.02)	$10.36
	12/31/2005	12.35	(0.04)	1.21	1.17	–	(2.44)	(2.44)	11.08
	12/31/2004	11.19	(0.06)	1.22	1.16	–	–	–	12.35
	12/31/2003	7.97	(0.05)	3.27	3.22	–	–	–	11.19
	12/31/2002	10.97	(0.07)	(2.93)	(3.00)	–	–	–	7.97
Service Class	12/31/2006	11.00	(0.08)	0.35	0.27	–	(1.02)	(1.02)	10.25
	12/31/2005	12.30	(0.07)	1.21	1.14	–	(2.44)	(2.44)	11.00
	12/31/2004	11.17	(0.08)	1.21	1.13	–	–	–	12.30
	12/31/2003	8.31	(0.05)	2.91	2.86	–	–	–	11.17

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	3.59%	$253,644	0.84%	(0.48)%	34%
	12/31/2005	10.61	326,681	0.81	(0.36)	49
	12/31/2004	10.37	308,252	0.79	(0.51)	27
	12/31/2003	40.40	543,942	0.80	(0.54)	17
	12/31/2002	(27.35)	115,309	0.96	(0.75)	39
Service Class	12/31/2006	3.34	17,411	1.09	(0.73)	34
	12/31/2005	10.40	16,877	1.06	(0.63)	49
	12/31/2004	10.12	7,525	1.05	(0.74)	27
	12/31/2003	34.42	1,538	1.05	(0.74)	17

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  T. Rowe Price Small Cap (the "Fund") share classes commenced operations as follows:

Initial Class – May 3, 1999
    Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 12

T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust, Inc. ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. T. Rowe Price Small Cap (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $9 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $73 earned by IBT for its services.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 13

T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation-Conservative Portfolio	$5,236	1.93%
Asset Allocation-Moderate Portfolio	28,499	10.51%
Total	$33,735	12.44%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.75% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

The sub-adviser, T. Rowe Price Associates, Inc., has agreed to a pricing discount based on aggregate assets that it manages in ATST. The amount of the discount received by the Fund for the year ended December 31, 2006 was $16.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings,

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 14

T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $13. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $13. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$100,882
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	182,206
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and net operating loss.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$1,478
Undistributed (accumulated) net realized gain (loss) from investment securities	(1,478)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	60,854
2006 Distributions paid from:
Ordinary Income	–
Long-term Capital Gain	25,898

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$498
Undistributed Long-term Capital Gain	$23,427
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$40,537

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 15

T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 5.–(continued)

predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING
PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 16

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
T. Rowe Price Small Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small Cap (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 17

T. Rowe Price Small Cap

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund made a Long-Term Capital Gain Designation of $25,898 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 18

T. Rowe Price Small Cap

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between T. Rowe Price Small Cap (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and T. Rowe Price Associates, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees noted that although the performance of the Portfolio was below median relative to its peers over the past one-, two- and three-year periods, its performance was competitive with its peers over the past five-year period. The Trustees also believed that the Portfolio's recent performance could be improved and, in this regard, favorably noted that the Sub-Adviser had recently implemented a new investment strategy and hired a new investment manager. Accordingly, the Board concluded that the Sub-Adviser was working to address the performance issue. After consideration of the materials presented and their discussions at prior Board meetings with representatives of the Sub-Adviser, the Board decided to continue the Investment Sub-Advisory Agreement and undertook to carefully monitor the Portfolio's future performance for improvement. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is acceptable in light of the Portfolio's investment objective, policies and strategies and competitive with several other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. The Board favorably noted that the expenses of the Portfolio were significantly lower than most of its peers. On the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, and TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 19

T. Rowe Price Small Cap (continued)

resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. Although the investment advisory fees do not reduce should Portfolio assets grow meaningfully, the Board determined that the investment advisory fees already reflect potential economies of scale to some extent by virtue of their competitive levels determined with reference to industry standards as reported by Lipper. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Small Cap 20

T. Rowe Price Growth Stock

MARKET ENVIRONMENT

Despite a sharp decline mid-year, U.S. stocks rose strongly in 2006, and the market posted the fourth consecutive year of gains since the end of the 2000-2002 bear market. Several major indexes reached six-year highs. Earnings were lifted by substantial merger and leveraged buyout activity and continued corporate earnings growth despite an overall economic deceleration. A halt in the Federal Reserve Board's series of interest rate increases encouraged investors, as did the slackening of oil prices. Telecommunication services and energy were the leading sectors among large caps. Small caps continued to outpace large caps for the year, and value stocks outperformed growth, although the gap has narrowed in recent months.

PERFORMANCE

For the year ended December 31, 2006, T. Rowe Price Growth Stock, Initial Class returned 13.38%. By comparison its primary and secondary benchmarks, the Standard and Poor's 500 Stock Composite Index ("S&P 500") and the Russell 1000 Growth Index ("Russell 1000 Growth"), returned 15.78% and 9.07%, respectively.

STRATEGY REVIEW

The portfolio posted solid positive results for the year but trailed its primary benchmark S&P 500, although it outpaced its secondary benchmark the Russell 1000 Growth. Stock selection resulted in outperformance of the consumer discretionary, telecommunication services, and industrials and business services sectors relative to the S&P 500. Overweighting the lagging health care and information technology sectors was detrimental, as was underweighting the high-performing energy sector.

Consumer discretionary was the portfolio's best relative performing sector, rising on the strength in gaming stocks. Casino operators Wynn Resorts, Limited and MGM Mirage, Inc. rose on investor hopes for growth in Macau, and slot machine maker International Game Technology was lifted by strong replacement sales. Retailers Kohl's Corporation and Amazon.com, Inc. (which registered surprisingly strong fourth-quarter revenues) made positive contributions.

Stock selection drove outperformance in telecommunication services, with non-U.S. companies making significant contributions. Wireless providers America Movil, S.A. de C.V. (Mexico) and Bharti Airtel Limited (India) performed well. Overweighting Canadian providers Rogers Communications Inc. and TELUS Corporation proved beneficial. We believe there will be positive trends in mobile communications in under-penetrated markets and in wireless towers for North America.

Underweighting industrials and business services, as well as stock selection, produced positive results relative to the S&P 500. Notable contributors for the period included machinery makers Danaher Corporation, Joy Global Inc., and Deere & Company, along with defense company General Dynamics Corporation. The portfolio added two conglomerates General Electric Company and Tyco International Ltd. on their above-average growth prospects, but this cyclical sector will normally be underweighted because it comprises fewer growth stories.

Overweighting health care providers and services significantly detracted, as the industry continued to lag through the year. UnitedHealth Group Incorporated, also hit by a stock-options backdating scandal that saw the resignation of its CEO, was the largest detractor. Overweights in equipment concerns St. Jude Medical, Inc. and Medtronic, Inc. were detrimental, weighed by slowing sales of stents and implantable cardioverter defibrillators and concerns about Medicare reimbursements and product recalls. The portfolio remains overweighted in providers and services, with their exceptional cash flow generation, and in biotechnology firms with novel therapeutics.

Information technology performance was hurt by stock selection and a significant overweight to the lagging sector. Semiconductors and the semiconductor equipment industry were weak throughout the year, amid options backdating worries and mounting inventories in a moderating economy. Computer maker Dell Inc. slumped through year, and Yahoo! Inc. traded lower on various product and competitor concerns.

Robert W. Smith

Portfolio Manager
T. Rowe Price Associates, Inc.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 1

T. Rowe Price Growth Stock

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	13.38%	5.94%	9.22%	12.25%	1/3/95
S&P 500[1]	15.78%	6.19%	8.43%	11.76%	1/3/95
Russell 1000 Growth[1]	9.07%	2.69%	5.45%	9.18%	1/3/95
Service Class	13.14%	–	–	13.81%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Russell 1000 Growth (Russell 1000 Growth) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2000 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Growth Stock of the Endeavor Series Trust.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 2

T. Rowe Price Growth Stock

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,127.90	0.88%	$4.72
Hypothetical (b)	1,000.00	1,020.77	0.88	4.48
Service Class
Actual	1,000.00	1,126.90	1.13	6.06
Hypothetical (b)	1,000.00	1,019.51	1.13	5.75

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 3

T. Rowe Price Growth Stock

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.7%)
Aerospace (0.5%)
General Dynamics Corp.	19,200	$1,428
Air Transportation (1.0%)
Southwest Airlines Co.	194,800	2,984
Apparel & Accessory Stores (1.4%)
Kohl's Corp. ‡	61,900	4,236
Beverages (1.2%)
InBev	20,100	1,324
PepsiCo, Inc.	40,900	2,558
Business Services (0.4%)
eBay, Inc. ‡	46,800	1,407
Chemicals & Allied Products (2.0%)
Monsanto Co.	34,000	1,786
Procter & Gamble Co.	48,157	3,095
Reckitt Benckiser PLC	29,442	1,345
Commercial Banks (6.3%)
Anglo Irish Bank Corp. PLC	124,125	2,571
Citigroup, Inc.	86,108	4,796
Deutsche Boerse AG	5,395	992
Erste Bank der Oesterreichischen Sparkassen AG	38,200	2,922
Northern Trust Corp.	36,800	2,233
State Street Corp.	62,400	4,208
UniCredito Italiano SpA(a) †	235,100	2,059
Communication (1.3%)
Crown Castle International Corp. ‡	98,900	3,194
EchoStar Communications Corp.–Class A ‡	26,400	1,004
Communications Equipment (1.4%)
Corning, Inc. ‡	57,400	1,074
QUALCOMM, Inc.	22,400	847
Telefonaktiebolaget LM Ericsson–Class B	573,300	2,317
Computer & Data Processing Services (9.8%)
Adobe Systems, Inc. ‡	43,100	1,772
Affiliated Computer Services, Inc.–Class A ‡	4,800	234
Amdocs, Ltd. ‡†	76,700	2,972
Autodesk, Inc. ‡	52,800	2,136
Automatic Data Processing, Inc.	73,800	3,635
Google, Inc.–Class A ‡	12,000	5,526
Infosys Technologies, Ltd.	46,700	2,364
Intuit, Inc. ‡	35,700	1,089
Juniper Networks, Inc. ‡	114,900	2,176
Microsoft Corp.	189,000	5,644
Oracle Corp. ‡	60,500	1,037
Yahoo!, Inc. ‡	76,600	1,956

	Shares	Value
Computer & Office Equipment (2.6%)
Apple Computer, Inc. ‡	20,600	$1,748
Cisco Systems, Inc. ‡	137,600	3,761
Dell, Inc. ‡	38,300	961
EMC Corp. ‡	125,000	1,650
Department Stores (0.3%)
Wal-Mart de Mexico SA, Sponsored ADR	23,900	1,049
Drug Stores & Proprietary Stores (1.1%)
CVS Corp.	58,000	1,793
Walgreen Co.	33,300	1,528
Electronic & Other Electric Equipment (5.4%)
General Electric Co.	348,900	12,983
Harman International Industries, Inc.	30,100	3,007
Samsung Electronics Co., Ltd.	1,295	850
Electronic Components & Accessories (4.9%)
Analog Devices, Inc.	68,100	2,238
ASML Holding NV, ADR ‡	26,800	660
Intel Corp.	40,700	824
Marvell Technology Group, Ltd. ‡†	182,900	3,510
Maxim Integrated Products, Inc.	84,600	2,590
Texas Instruments, Inc.	25,600	737
Tyco International, Ltd.	87,300	2,654
Xilinx, Inc.	91,400	2,176
Entertainment (0.6%)
International Game Technology	44,000	2,033
Food Stores (0.3%)
Whole Foods Market, Inc. †	22,700	1,065
Hardware Stores (0.3%)
Fastenal Co.	24,600	883
Health Services (1.6%)
Caremark Rx, Inc.	89,400	5,106
Hotels & Other Lodging Places (1.6%)
Marriott International, Inc.–Class A	25,000	1,193
MGM Mirage, Inc. ‡	30,900	1,772
Wynn Resorts, Ltd. †	22,100	2,074
Industrial Machinery & Equipment (2.4%)
Applied Materials, Inc.	98,100	1,810
Baker Hughes, Inc.	44,900	3,352
Deere & Co.	10,800	1,027
Joy Global, Inc.	27,700	1,339
Instruments & Related Products (1.4%)
Danaher Corp.	60,400	4,375
Insurance (6.0%)
Aetna, Inc.	43,900	1,896
American International Group, Inc.	67,000	4,801

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 4

T. Rowe Price Growth Stock

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Insurance (continued)
UnitedHealth Group, Inc.	132,700	$7,130
WellPoint, Inc. ‡	63,000	4,958
Insurance Agents, Brokers & Service (0.7%)
Hartford Financial Services Group, Inc. (The)	11,600	1,082
Humana, Inc. ‡	19,000	1,051
Life Insurance (1.0%)
Prudential Financial, Inc.	35,500	3,048
Lumber & Other Building Materials (0.4%)
Home Depot, Inc. (The)	31,600	1,269
Management Services (1.7%)
Accenture, Ltd.–Class A †	145,900	5,388
Medical Instruments & Supplies (2.5%)
Medtronic, Inc.	67,900	3,633
St. Jude Medical, Inc. ‡	28,400	1,038
Stryker Corp.	34,800	1,918
Zimmer Holdings, Inc. ‡	15,800	1,238
Metal Mining (0.7%)
BHP Billiton, Ltd.	116,416	2,322
Mortgage Bankers & Brokers (0.8%)
Countrywide Financial Corp.	58,000	2,462
Oil & Gas Extraction (3.5%)
EOG Resources, Inc.	26,400	1,649
Schlumberger, Ltd.	91,400	5,773
Total SA	49,825	3,591
Personal Credit Institutions (0.9%)
SLM Corp.	58,100	2,834
Petroleum Refining (1.5%)
Exxon Mobil Corp.	42,490	3,256
Murphy Oil Corp. †	25,900	1,317
Pharmaceuticals (8.2%)
Amgen, Inc. ‡†	72,200	4,932
Celgene Corp. ‡†	30,000	1,726
Genentech, Inc. ‡	28,700	2,328
Gilead Sciences, Inc. ‡	40,000	2,597
Lilly (Eli) & Co.	24,700	1,287
Medco Health Solutions, Inc. ‡	44,700	2,389
Novartis AG	67,805	3,902
Roche Holding AG–Genusschein	17,712	3,170
Sepracor, Inc. ‡	24,400	1,503
Wyeth	38,400	1,955
Radio & Television Broadcasting (2.9%)
Grupo Televisa SA, Sponsored ADR	75,700	2,045
Liberty Media Holding Corp.–Capital–Class A ‡	26,987	2,644

	Shares	Value
Radio & Television Broadcasting (continued)
Liberty Media Holding Corp.– Interactive–Class A ‡	72,239	$1,558
Viacom, Inc.–Class B ‡	67,100	2,753
Radio, Television & Computer Stores (0.2%)
Best Buy Co., Inc.	12,950	637
Residential Building Construction (0.6%)
Lennar Corp.–Class A †	35,300	1,852
Retail Trade (3.7%)
Amazon.com, Inc. ‡†	70,400	2,778
Petsmart, Inc.	67,200	1,939
Target Corp.	68,600	3,914
Wal-Mart Stores, Inc.	62,800	2,900
Rubber & Misc. Plastic Products (0.5%)
NIKE, Inc.–Class B	14,700	1,456
Security & Commodity Brokers (8.7%)
American Express Co.	79,200	4,805
Charles Schwab Corp. (The)	123,000	2,379
Chicago Mercantile Exchange	800	408
E*TRADE Financial Corp. ‡	127,700	2,863
Franklin Resources, Inc.	26,000	2,864
Goldman Sachs Group, Inc. (The)	10,500	2,093
Housing Development Finance Corp.	16,500	606
Legg Mason, Inc.	24,500	2,329
Morgan Stanley	34,000	2,769
UBS AG–Registered	99,469	6,034
Telecommunications (3.1%)
America Movil SA de CV–Class L, ADR	71,100	3,215
Bharti Televentures ‡	116,229	1,651
Rogers Communications, Inc.–Class B †	64,700	3,856
TELUS Corp. Non Voting Shares †	20,400	911
Transportation & Public Utilities (0.5%)
Expeditors International of Washington, Inc.	37,700	1,527
Water Transportation (0.4%)
Carnival Corp.	25,300	1,241
Wholesale Trade Nondurable Goods (0.4%)
SYSCO Corp.	30,600	1,125
Total Common Stocks (cost: $240,953)		302,264
	Principal	Value
SECURITY LENDING COLLATERAL (8.2%)
Debt (7.8%)
Bank Notes (0.2%)
Bank of America
5.32%, due 02/16/2007	$726	$726

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 5

T. Rowe Price Growth Stock

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (1.8%)
Barton Capital LLC–144A
5.32%, due 01/16/2007	$290	$290
5.30%, due 01/17/2007	145	145
5.30%, due 01/17/2007	139	139
Charta LLC–144A 5.30%, due 01/31/2007	392	392
CIESCO LLC 5.31%, due 01/04/2007	145	145
Clipper Receivables Corp. 5.30%, due 01/31/2007	363	363
Compass Securitization–144A 5.30%, due 01/09/2007	460	460
CRC Funding LLC–144A 5.34%, due 01/23/2007	73	73
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	547	547
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	145	145
General Electric Capital Corp. 5.30%, due 01/26/2007	205	205
Greyhawk Funding–144A 5.31%, due 01/12/2007	145	145
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	216	216
Liberty Street–144A 5.31%, due 01/17/2007	217	217
Old Line Funding LLC–144A 5.35%, due 01/04/2007	145	145
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	145	145
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	145 357 140	145 357 140
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	214	214
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	290	290
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	73 145	73 145
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	358 145	358 145
Euro Dollar Overnight (1.0%)
Abbey National PLC 5.28%, due 01/05/2007	726	726

	Principal	Value
Euro Dollar Overnight (continued)
BancoBilbao Vizcaya Argentaria SA
5.31%, due 01/03/2007	$218	$218
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	145	145
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	290 290	290 290
Societe Generale 5.31%, due 01/02/2007	435	435
Svenska Handlesbanken 5.25%, due 01/02/2007	255	255
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	218 290 290	218 290 290
Euro Dollar Terms (3.6%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	435 218 218	435 218 218
Barclays 5.31%, due 02/20/2007	726	726
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	363 726 363	363 726 363
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	726	726
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	682 726	682 726
Dexia Group 5.29%, due 01/16/2007	435	435
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	435 435	435 435
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	726 435	726 435
Lloyds TSB Bank 5.30%, due 02/26/2007	145	145
Marshall & Ilsley Bank 5.30%, due 03/19/2007	218	218
Rabobank Nederland 5.30%, due 03/05/2007	435	435
Royal Bank of Canada 5.31%, due 02/14/2007	435	435

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 6

T. Rowe Price Growth Stock

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Royal Bank of Scotland
5.28%, due 01/11/2007	$435	$435
5.29%, due 01/16/2007	218	218
5.29%, due 02/09/2007	218	218
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	290 726	290 726
The Bank of the West 5.29%, due 01/17/2007	363	363
Repurchase Agreements (1.2%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $213 on 01/02/2007	213	213
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $2,645 on 01/02/2007	2,643	2,643
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $299 on 01/02/2007	298	298
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $452 on 01/02/2007	452	452

	Shares	Value
Investment Companies (0.4%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11%@	1,443,520	$1,444
Total Security Lending Collateral (cost: $25,704)		25,704
Total Investment Securities (cost: $266,657)#		$327,968

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

(a)  Passive Foreign Investment Company.

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $24,839.

††  Cash collateral for the Repurchase Agreements, valued at $3,726, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $267,804. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $63,869 and $3,705, respectively. Net unrealized appreciation for tax purposes is $60,164.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $4,423 or 1.4% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 7

T. Rowe Price Growth Stock

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $266,657) (including securities loaned of $24,839)	$327,968
Cash	9,342
Foreign currency (cost: $153)	153
Receivables:
Investment securities sold	1,035
Shares sold	240
Interest	31
Dividends	262
Dividend reclaims receivable	33
339,064
Liabilities:
Investment securities purchased	335
Accounts payable and accrued liabilities:
Shares redeemed	70
Management and advisory fees	208
Service fees	1
Deferred foreign taxes	150
Administration fees	5
Payable for collateral for securities on loan	25,704
Other	48
26,521
Net Assets	$312,543
Net Assets Consist of:
Capital stock ($.01 par value)	$126
Additional paid-in capital	224,745
Undistributed (accumulated) net investment income (loss)	1,199
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	25,304
Net unrealized appreciation (depreciation) on:
Investment securities	61,167
Translation of assets and liabilities denominated in foreign currencies	2
Net Assets	$312,543
Net Assets by Class:
Initial Class	$306,805
Service Class	5,738
Shares Outstanding:
Initial Class	12,384
Service Class	233
Net Asset Value and Offering Price Per Share:
Initial Class	$24.77
Service Class	24.63

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $91)	$3,614
Interest	230
Income from loaned securities–net	110
3,954
Expenses:
Management and advisory fees	2,376
Printing and shareholder reports	35
Custody fees	86
Administration fees	60
Legal fees	6
Audit fees	17
Trustees fees	22
Service fees:
Service Class	12
Other	6
Total expenses	2,620
Net Investment Income (Loss)	1,334
Net Realized Gain (Loss) from:
Investment securities (net of foreign capital gains tax of $39)	26,842
Foreign currency transactions	(81)
26,761
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities (net of foreign capital gains tax accrual of $144)	9,270
9,270
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	36,031
Net Increase (Decrease) in Net Assets Resulting from Operations	$37,365

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 8

T. Rowe Price Growth Stock

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,334	$811
Net realized gain (loss) from investment securities and foreign currency transactions	26,761	28,596
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	9,270	(10,929)
	37,365	18,478
Distributions to Shareholders:
From net investment income:
Initial Class	(673)	(1,558)
Service Class	(2)	(20)
	(675)	(1,578)
From net realized gains:
Initial Class	(11,565)	–
Service Class	(205)	–
	(11,770)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	21,703	18,296
Service Class	1,908	2,738
	23,611	21,034
Dividends and distributions reinvested:
Initial Class	12,238	1,558
Service Class	207	20
	12,445	1,578
Cost of shares redeemed:
Initial Class	(63,551)	(58,107)
Service Class	(1,026)	(1,760)
	(64,577)	(59,867)
	(28,521)	(37,255)
Net increase (decrease) in net assets	(3,601)	(20,355)
Net Assets:
Beginning of year	316,144	336,499
End of year	$312,543	$316,144
Undistributed (accumulated) net investment income (loss)	$1,199	$659

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	902	852
Service Class	82	129
	984	981
Shares issued–reinvested from distributions:
Initial Class	551	72
Service Class	9	1
	560	73
Shares redeemed:
Initial Class	(2,720)	(2,693)
Service Class	(44)	(82)
	(2,764)	(2,775)
Net increase (decrease) in shares outstanding:
Initial Class	(1,267)	(1,769)
Service Class	47	48
	(1,220)	(1,721)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 9

T. Rowe Price Growth Stock

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations				Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$22.85	$0.10		$2.84	$2.94	$(0.06)	$(0.96)	$(1.02)	$24.77
	12/31/2005	21.63	0.06		1.27	1.33	(0.11)	–	(0.11)	22.85
	12/31/2004	19.72	0.11		1.83	1.94	(0.03)	–	(0.03)	21.63
	12/31/2003	15.09	0.03		4.61	4.64	(0.01)	–	(0.01)	19.72
	12/31/2002	19.56	0.02		(4.48)	(4.46)	(0.01)	–	(0.01)	15.09
Service Class	12/31/2006	22.73	0.04		2.83	2.87	(0.01)	(0.96)	(0.97)	24.63
	12/31/2005	21.55	–	(h)	1.27	1.27	(0.09)	–	(0.09)	22.73
	12/31/2004	19.70	0.09		1.79	1.88	(0.03)	–	(0.03)	21.55
	12/31/2003	16.08	–	(h)	3.62	3.62	–	–	–	19.70

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2006	13.38%	$306,805	0.87%	0.87%	0.45%	42%
	12/31/2005	6.16	311,913	0.86	0.86	0.26	38
	12/31/2004	9.86	333,533	0.84	0.84	0.53	38
	12/31/2003	30.76	325,035	0.84	0.84	0.20	38
	12/31/2002	(22.81)	222,912	0.87	0.92	0.12	48
Service Class	12/31/2006	13.14	5,738	1.12	1.12	0.18	42
	12/31/2005	5.90	4,231	1.11	1.11	– (h)	38
	12/31/2004	9.56	2,966	1.10	1.10	0.47	38
	12/31/2003	22.51	678	1.12	1.12	0.01	38

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  T. Rowe Price Growth Stock (the "Fund") share classes commenced operations as follows:

Initial Class – January 3, 1995
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursments by the investment advisor, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

(h)  Rounds to less than $0.01 or 0.01%.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 10

T. Rowe Price Growth Stock

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. T. Rowe Price Growth Stock (the "Fund") is a part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $15 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 11

T. Rowe Price Growth Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $47, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. Dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. Dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.775% of ANA over $250 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.89% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

The sub-adviser, T. Rowe Price Associates, Inc., has agreed to a pricing discount based on aggregate assets that it manages in ATST. The amount of the discount received by the Fund at December 31, 2006 was $15.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 12

T. Rowe Price Growth Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $15. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $12. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$122,823
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	164,213
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions and post October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$(119)
Undistributed (accumulated) net realized gain (loss) from investment securities	119

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 13

T. Rowe Price Growth Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$1,578
Long-term Capital Gain	—
2006 Distributions paid from:
Ordinary Income	1,558
Long-term Capital Gain	10,887

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$5,429
Undistributed Long-term Capital Gain	$22,224
Post October Currency Loss Deferral	$(5)
Net Unrealized Appreciation (Depreciation)	$60,024	*

*  Amount includes unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING
PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
T. Rowe Price Growth Stock

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth Stock (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 15

T. Rowe Price Growth Stock

SUPPLEMENT TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $10,887 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 16

T. Rowe Price Growth Stock

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between T. Rowe Price Growth Stock (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and T. Rowe Price Associates, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser had achieved consistently strong investment performance, noting that the performance of the Portfolio was superior relative to its peers over the past one-, two-, three-, five- and ten-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and very competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. The Trustees noted that the Portfolio's total expense ratio was average, as compared to a peer group of funds, and concluded that the Portfolio's higher than average management fees were acceptable in light of the Portfolio's consistently above-average performance. On the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 17

T. Rowe Price Growth Stock (continued)

and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board favorably noted the asset-based advisory fee breakpoints in the Portfolio's fee schedule, and concluded that the asset-based breakpoints appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

T. Rowe Price Growth Stock 18

Transamerica Balanced

MARKET ENVIRONMENT

In the twelve months ended December 31, 2006, economic and market forces came together to propel the Standard and Poor's 500 Composite Stock Index ("S&P 500") to a fourth consecutive year of gains. Buoyed by another year of strong earnings growth, the S&P 500 advanced 15.78%, led by traditional "value" sectors like energy and telecommunications. For most sectors of the stock market, the majority of the advance occurred in the final four months, after the Federal Reserve Board ("Fed") stopped raising short-term interest rates. In the fixed income market, Treasury bond yields rose during the year, and corporate bonds outperformed Treasuries in the second half of the period as investors, encouraged by stable interest rates, developed a strong appetite for riskier investments. The Lehman Brothers U.S. Government/Credit Index ("LBGC") posted a twelve-month gain of 3.78%. A 60% equities/40% bonds blend of these indexes would have generated a twelve-month total return of 10.98%.

PERFORMANCE

For the year ended December 31, 2006, Transamerica Balanced, Initial Class returned 9.12%. By comparison its primary and secondary benchmarks, the S&P 500 and the LBGC, returned 15.78% and 3.78%, respectively.

STRATEGY REVIEW

The portfolio benefited from an overweighting in equities (65%+ of total assets throughout the period), which outperformed bonds. Other key drivers of portfolio performance were strong gains for consumer stocks and an above-index total return for the portfolio's bond portfolio. These factors more than offset weakness among our technology and energy holdings.

Making the largest individual contributions to total return were several companies that are well positioned to benefit from long-term secular trends. For example, hotelier Marriott International, Inc. and casino operator MGM Mirage, Inc. are riding a wave of wealth accumulation and the desire among an aging population to spend on services that enhance life experience, including travel and entertainment. Jacobs Engineering Group Inc. is benefiting from increased spending on bridges, roads, dams, etc., as nations develop or replace their infrastructure.

Our energy holdings (e.g., oil services company Schlumberger Limited) also made meaningful contributions to results but nonetheless lagged the market-leading energy sector.

These and other gains were partially offset by losses for other consumer discretionary stocks (eBay Inc. ("eBay") and XM Satellite Radio Holdings Inc. ("XM")) and technology holdings (SanDisk Corporation ("SanDisk") and QUALCOMM Incorporated ("QUALCOMM")). Concerned about their future profitability, we eliminated eBay and XM. We believe there is potential for rebounds in 2007 for SanDisk, a maker of portable digital memory devices, and QUALCOMM, a manufacturer of semiconductor chips for cell phones.

The portfolio's fixed-income portfolio outperformed the LBGC. This is attributable to our interest-rate positioning during the second-half bond market rally, and, to a greater extent, to an overweighting in the corporate bond sector. Anticipating that bond yields would fall once the Fed ended its campaign of rate hikes, we increased the portfolio's duration (i.e., its sensitivity to changing rates) in early summer. This added to results some months later, when yields declined materially (and prices, which move in the opposite direction, rose).

Within the corporate sector, we focused initially on basic materials companies, which were able to increase their prices in the strong global economy. When the U.S. economy later slowed and private equity firms increased their buyout activities (i.e. event risk), we took a more defensive stance, favoring securities of businesses that are less susceptible to moderating economic growth, event risk or both.

Gary U. Rollé, CFA

Heidi Y. Hu, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 1

Transamerica Balanced

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	From Inception	Inception Date
Initial Class	9.12%	7.72%	5/1/02
S&P 500[1]	15.78%	8.02%	5/1/02
LBGC[1]	3.78%	5.22%	5/1/02
Service Class	8.74%	10.48%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 2

Transamerica Balanced

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,058.50	0.89%	$4.62
Hypothetical (b)	1,000.00	1,020.72	0.89	4.53
Service Class
Actual	1,000.00	1,057.40	1.14	5.96
Hypothetical (b)	1,000.00	1,019.41	1.14	5.85

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2006

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 3

Transamerica Balanced

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (6.3%)
U.S. Treasury Bond 8.00%, due 11/15/2021	$335	$444
U.S. Treasury Inflation Indexed Bond 2.00%, due 01/15/2016	442	427
U.S. Treasury Note 5.13%, due 06/30/2008 4.88%, due 04/30/2011 † 5.13%, due 06/30/2011 4.88%, due 07/31/2011 † 4.50%, due 09/30/2011 3.88%, due 02/15/2013 † 4.50%, due 02/15/2016 † 4.50%, due 02/15/2036 †	125 200 100 308 100 1,232 648 1,662	125 201 102 310 99 1,179 638 1,581
Total U.S. Government Obligations (cost: $5,042)		5,106
MORTGAGE-BACKED SECURITIES (2.0%)
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.20%, due 12/01/2038	420	415
Crown Castle Towers LLC, Series 2006-1A, Class AFX–144A 5.24%, due 11/15/2036	383	383
Morgan Stanley Capital I, Series 2006-HQ10, Class A4 5.33%, due 11/12/2041	435	434
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4 5.57%, due 10/15/2048 *	420	426
Total Mortgage-Backed Securities (cost: $1,663)		1,658
CORPORATE DEBT SECURITIES (18.2%)
Aerospace (0.5%)
Textron Financial Corp. 6.00%, due 11/20/2009	400	409
Agriculture (0.5%)
Cargill, Inc.–144A 5.00%, due 11/15/2013	290	283
Michael Foods, Inc. 8.00%, due 11/15/2013	100	104
Air Transportation (0.2%)
FedEx Corp. 9.65%, due 06/15/2012	175	208
Amusement & Recreation Services (0.2%)
Harrah's Operating Co., Inc. 5.50%, due 07/01/2010	210	206

	Principal	Value
Automotive Service Stations (0.1%)
Petro Stopping Centers, LP / Petro Financial Corp. 9.00%, due 02/15/2012	$85	$88
Business Credit Institutions (1.0%)
General Electric Capital Corp. 5.50%, due 04/28/2011	250	253
John Deere Capital Corp., Series D 4.40%, due 07/15/2009	300	294
Pemex Finance, Ltd. 9.03%, due 02/15/2011	255	272
Business Services (0.1%)
Hertz Corp.–144A 10.50%, due 01/01/2016	100	110
Chemicals & Allied Products (1.2%)
ICI Wilmington, Inc. 4.38%, due 12/01/2008	430	422
Lubrizol Corp. 4.63%, due 10/01/2009	360	353
Monsanto Co. 5.50%, due 07/30/2035	185	174
Commercial Banks (2.0%)
Citigroup, Inc., Global Note 3.63%, due 02/09/2009	360	349
HBOS PLC–144A 5.92%, due 10/01/2015 (a)(b)	200	196
PartnerRe Finance II 6.44%, due 12/01/2066 (b)	111	111
Popular North America, Inc. 5.20%, due 12/12/2007	105	105
Sumitomo Mitsui Banking–144A 5.63%, due 10/15/2015 (a)(b)	150	147
USB Capital IX 6.19%, due 04/15/2011 (a)(b)	100	102
Wachovia Capital Trust III 5.80%, due 03/15/2011 (a)(b)	305	308
Wells Fargo Capital X 5.95%, due 12/15/2036	105	103
ZFS Finance USA Trust I–144A 6.45%, due 12/15/2065 (b)	230	235
Communication (0.1%)
Comcast Corp. 7.05%, due 03/15/2033	110	118
Computer & Office Equipment (0.2%)
Hewlett-Packard Co. 3.63%, due 03/15/2008	133	130

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 4

Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Department Stores (0.6%)
Meyer (Fred) Stores, Inc. 7.45%, due 03/01/2008	$290	$296
Neiman-Marcus Group, Inc. 9.00%, due 10/15/2015	150	164
Electric Services (1.2%)
Dominion Resources, Inc. 5.69%, due 05/15/2008	300	300
FPL Group Capital, Inc., Series B 5.55%, due 02/16/2008	350	350
PSEG Funding Trust 5.38%, due 11/16/2007	300	299
Electric, Gas & Sanitary Services (0.2%)
NiSource Finance Corp. 7.88%, due 11/15/2010	190	205
Food & Kindred Products (0.4%)
Bunge Ltd. Finance Corp. 4.38%, due 12/15/2008	325	318
Food Stores (0.2%)
Albertson's, Inc. 7.50%, due 02/15/2011	101	105
Stater Brothers Holdings, Inc. 8.13%, due 06/15/2012 †	100	101
Gas Production & Distribution (1.0%)
Kinder Morgan Energy Partners, LP 7.75%, due 03/15/2032	115	131
Oneok, Inc. 5.51%, due 02/16/2008	390	390
Southern Union Co., Senior Note 6.15%, due 08/16/2008	334	335
Holding & Other Investment Offices (1.5%)
BRE Properties, Inc. REIT 5.75%, due 09/01/2009	380	382
ERP Operating, LP 5.13%, due 03/15/2016	175	170
iStar Financial, Inc. REIT, Senior Note–144A 5.95%, due 10/15/2013	300	302
Simon Property Group, LP REIT 5.63%, due 08/15/2014	210	212
Weingarten Realty Investors REIT, Series A 5.26%, due 05/15/2012	130	129
Hotels & Other Lodging Places (0.2%)
Las Vegas Sands Corp. 6.38%, due 02/15/2015	100	97
Wyndham Worldwide Corp.–144A 6.00%, due 12/01/2016	85	84

	Principal	Value
Instruments & Related Products (0.1%)
Xerox Corp., Subordinated Note 6.40%, due 03/15/2016	$100	$102
Insurance (0.5%)
AXA SA–144A 6.38%, due 12/14/2036 (a)(b)‡	250	247
St. Paul Travelers Cos. (The), Inc. 6.75%, due 06/20/2036	175	193
Metal Mining (0.1%)
Phelps Dodge Corp. 9.50%, due 06/01/2031	45	54
Mortgage Bankers & Brokers (0.3%)
ILFC E-Capital Trust II–144A 6.25%, due 12/21/2065 (b)	100	102
MUFG Capital Finance 1, Ltd. 6.35%, due 07/25/2016 (a)(b)	105	107
Oil & Gas Extraction (0.3%)
Chesapeake Energy Corp., Senior Note 7.63%, due 07/15/2013	100	105
Husky Oil, Ltd. 8.90%, due 08/15/2028 (b)	105	110
Personal Credit Institutions (0.6%)
Aiful Corp.–144A 6.00%, due 12/12/2011	123	122
Capital One Bank 5.75%, due 09/15/2010	370	376
Petroleum Refining (1.0%)
Enterprise Products Operating, LP 8.38%, due 08/01/2066 (b)	105	114
Enterprise Products Operating, LP, Series B 4.00%, due 10/15/2007	310	306
Valero Energy Corp. 3.50%, due 04/01/2009	385	370
Printing & Publishing (0.3%)
CBS Corp., Senior Note 6.63%, due 05/15/2011	100	103
News America Holdings, Inc. 7.75%, due 12/01/2045	100	114
Radio & Television Broadcasting (0.6%)
Chancellor Media Corp. 8.00%, due 11/01/2008	225	234
Univision Communications, Inc. 7.85%, due 07/15/2011	260	262

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 5

Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Real Estate (0.7%)
Post Apartment Homes, LP 6.30%, due 06/01/2013	$213	$218
Westfield Capital Corp., Ltd./WT Finance Aust Pty, Ltd./WEA Finance LLC–144A 4.38%, due 11/15/2010	330	318
Security & Commodity Brokers (0.9%)
E*Trade Financial Corp. 8.00%, due 06/15/2011	100	105
Mizuho Preferred Capital Co. LLC–144A 8.79%, due 06/30/2008 (a)(b)	402	420
Residential Capital Corp. 6.38%, due 06/30/2010	92	93
Western Union Co. (The)–144A 5.93%, due 10/01/2016	105	104
Stone, Clay & Glass Products (0.2%)
Lafarge SA 7.13%, due 07/15/2036	136	148
Telecommunications (0.8%)
Nextel Communications, Inc., Series D 7.38%, due 08/01/2015	95	97
SBC Communications, Inc. 4.13%, due 09/15/2009	332	322
Verizon Global Funding Corp. 4.00%, due 01/15/2008	265	261
Water Transportation (0.4%)
Royal Caribbean Cruises, Ltd. 8.75%, due 02/02/2011	270	295
Total Corporate Debt Securities (cost: $14,833)		14,852
	Shares	Value
COMMON STOCKS (69.6%)
Air Transportation (1.3%)
FedEx Corp.	10,000	$1,086
Apparel & Accessory Stores (1.6%)
Nordstrom, Inc.	26,000	1,283
Automotive (4.2%)
Harley-Davidson, Inc.	26,500	1,867
PACCAR, Inc. †	24,000	1,558
Beverages (0.9%)
PepsiCo, Inc.	12,000	751
Communications Equipment (2.8%)
QUALCOMM, Inc.	60,000	2,267
Computer & Data Processing Services (4.5%)
Google, Inc.–Class A ‡	1,450	668
Intuit, Inc. ‡	39,650	1,210
Microsoft Corp.	60,000	1,792

	Shares	Value
Computer & Office Equipment (3.2%)
Apple Computer, Inc. ‡	22,000	$1,866
Sandisk Corp. ‡	18,000	775
Drug Stores & Proprietary Stores (2.0%)
Walgreen Co.	35,000	1,606
Electronic & Other Electric Equipment (1.0%)
General Electric Co.	20,880	777
Engineering & Management Services (5.0%)
Jacobs Engineering Group, Inc. ‡	50,000	4,077
Food Stores (0.8%)
Whole Foods Market, Inc. †	14,500	680
Hotels & Other Lodging Places (6.6%)
Marriott International, Inc.–Class A	83,110	3,966
MGM Mirage, Inc. † ‡	25,000	1,434
Industrial Machinery & Equipment (6.2%)
Caterpillar, Inc.	53,000	3,250
Kennametal, Inc.	30,000	1,765
Insurance (1.9%)
WellPoint, Inc. ‡	20,000	1,574
Medical Instruments & Supplies (1.4%)
Zimmer Holdings, Inc. ‡	15,000	1,176
Oil & Gas Extraction (2.9%)
Apache Corp.	12,600	838
Schlumberger, Ltd.	24,000	1,516
Petroleum Refining (1.9%)
Suncor Energy, Inc. †	20,000	1,578
Pharmaceuticals (5.4%)
Amgen, Inc. ‡	20,885	1,427
Genentech, Inc. ‡	10,000	811
Roche Holding AG-Genusschein	12,241	2,191
Printing & Publishing (4.2%)
McGraw-Hill Cos., Inc. (The)	50,000	3,401
Security & Commodity Brokers (5.8%)
American Express Co.	30,000	1,820
Ameriprise Financial, Inc.	25,000	1,363
Chicago Mercantile Exchange	3,000	1,529
Telecommunications (2.3%)
Verizon Communications, Inc.	50,000	1,862
Transportation & Public Utilities (2.0%)
Expeditors International of Washington, Inc.	40,000	1,620
Wholesale Trade Durable Goods (1.7%)
Grainger (W.W.), Inc.	20,000	1,399
Total Common Stocks (cost: $41,753)		56,783

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 6

Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (10.0%)
Debt (9.5%)
Bank Notes (0.3%)
Bank of America 5.32%, due 02/16/2007	$231	$231
Commercial Paper (2.2%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	93 46 44	93 46 44
Charta LLC–144A 5.30%, due 01/31/2007	125	125
CIESCO LLC 5.31%, due 01/04/2007	46	46
Clipper Receivables Corp. 5.30%, due 01/31/2007	116	116
Compass Securitization–144A 5.30%, due 01/09/2007	147	147
CRC Funding LLC–144A 5.34%, due 01/23/2007	23	23
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	175	175
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	46	46
General Electric Capital Corp. 5.30%, due 01/26/2007	65	65
Greyhawk Funding–144A 5.31%, due 01/12/2007	46	46
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	69	69
Liberty Street–144A 5.31%, due 01/17/2007	69	69
Old Line Funding LLC–144A 5.35%, due 01/04/2007	46	46
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	46	46
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	46 114 45	46 114 45
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	68	68
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	93	93
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	23 46	23 46

	Principal	Value
Yorktown Capital LLC 5.30%, due 01/10/2007	$114	$114
5.33%, due 01/16/2007	46	46
Euro Dollar Overnight (1.2%)
Abbey National PLC 5.28%, due 01/05/2007	231	231
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	70	70
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	46	46
Fortis Bank 5.30%, due 01/02/2007	93	93
5.32%, due 01/03/2007	93	93
Societe Generale 5.31%, due 01/02/2007	139	139
Svenska Handlesbanken 5.25%, due 01/02/2007	82	82
UBS AG 5.29%, due 01/02/2007	69	69
5.30%, due 01/04/2007	93	93
5.30%, due 01/05/2007	93	93
Euro Dollar Terms (4.4%)
Bank of Nova Scotia 5.29%, due 01/30/2007	139	139
5.29%, due 02/06/2007	69	69
5.30%, due 02/27/2007	69	69
Barclays 5.31%, due 02/20/2007	231	231
Calyon 5.31%, due 02/16/2007	116	116
5.31%, due 02/22/2007	231	231
5.29%, due 03/05/2007	116	116
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	231	231
Citigroup 5.31%, due 03/05/2007	218	218
5.31%, due 03/16/2007	231	231
Dexia Group 5.29%, due 01/16/2007	139	139
Fortis Bank 5.30%, due 01/24/2007	139	139
5.30%, due 01/26/2007	139	139
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	231	231
5.31%, due 03/14/2007	139	139
Lloyds TSB Bank 5.30%, due 02/26/2007	46	46

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 7

Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Marshall & Ilsley Bank 5.30%, due 03/19/2007	$69	$69
Rabobank Nederland 5.30%, due 03/05/2007	139	139
Royal Bank of Canada 5.31%, due 02/14/2007	139	139
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	139 69 69	139 69 69
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	93 231	93 231
The Bank of the West 5.29%, due 01/17/2007	116	116

	Principal	Value
Repurchase Agreements (1.4%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $68 on 01/02/2007	$68	$68
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $843 on 01/02/2007	843	843
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $95 on 01/02/2007	95	95
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $144 on 01/02/2007	144	144
	Shares	Value
Investment Companies (0.5%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	460,226	$460
Total Security Lending Collateral (cost: $8,195)		8,195
Total Investment Securities (cost: $71,486)#		$86,594

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $7,973.

*  Floating or variable rate note. Rate is listed as of December 31, 2006.

(a)  The security has a perpetual maturity. The date shown is the next call date.

(b)  Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of December 31, 2006.

‡  Non-income producing.

††  Cash collateral for the Repurchase Agreements, valued at $1,188, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $71,487. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $15,438 and $331, respectively. Net unrealized appreciation for tax purposes is $15,107.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $4,463 or 5.5% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 8

Transamerica Balanced

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $71,486) (including securities loaned of $7,973)	$86,594
Cash	2,942
Receivables:
Interest	319
Dividends	74
Dividend reclaims receivable	1
89,930
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	31
Management and advisory fees	56
Service fees	2
Administration fees	1
Payable for collateral for securities on loan	8,195
Other	24
8,309
Net Assets	$81,621
Net Assets Consist of:
Capital stock ($.01 par value)	$67
Additional paid-in capital	65,059
Undistributed (accumulated) net investment income (loss)	998
Undistributed (accumulated) net realized gain (loss) from investment securities	389
Net unrealized appreciation (depreciation) on investment securities	15,108
Net Assets	$81,621
Net Assets by Class:
Initial Class	$71,949
Service Class	9,672
Shares Outstanding:
Initial Class	5,874
Service Class	792
Net Asset Value and Offering Price Per Share:
Initial Class	$12.25
Service Class	12.21

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Interest	$1,163
Dividends (net of withholding taxes on foreign dividends of $4)	520
Income from loaned securities-net	16
1,699
Expenses:
Management and advisory fees	613
Printing and shareholder reports	9
Custody fees	23
Administration fees	15
Legal fees	2
Audit fees	17
Trustees fees	6
Service fees:
Service Class	15
Other	1
Total expenses	701
Net Investment Income (Loss)	998
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	391
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	5,168
Net Realized and Unrealized Gain (Loss) on Investment Securities	5,559
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,557

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 9

Transamerica Balanced

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$998	$756
Net realized gain (loss) from investment securities	391	1,948
Change in unrealized appreciation (depreciation) on investment securities	5,168	2,379
	6,557	5,083
Distributions to Shareholders:
From net investment income:
Initial Class	(697)	(838)
Service Class	(59)	(45)
	(756)	(883)
From net realized gains:
Initial Class	(1,768)	(4,485)
Service Class	(170)	(255)
	(1,938)	(4,740)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	20,354	11,102
Service Class	6,767	2,501
	27,121	13,603
Dividends and distributions reinvested:
Initial Class	2,466	5,323
Service Class	228	300
	2,694	5,623
Cost of shares redeemed:
Initial Class	(16,109)	(17,151)
Service Class	(1,437)	(1,437)
	(17,546)	(18,588)
	12,269	638
Net increase (decrease) in net assets	16,132	98
Net Assets:
Beginning of year	65,489	65,391
End of year	$81,621	$65,489
Undistributed (accumulated) net investment income (loss)	$998	$756

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	1,702	958
Service Class	566	215
	2,268	1,173
Shares issued–reinvested from distributions:
Initial Class	214	481
Service Class	20	27
	234	508
Shares redeemed:
Initial Class	(1,345)	(1,483)
Service Class	(120)	(125)
	(1,465)	(1,608)
Net increase (decrease) in shares outstanding:
Initial Class	571	(44)
Service Class	466	117
	1,037	73

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 10

Transamerica Balanced

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$11.63	$0.16	$0.88	$1.04	$(0.12)	$(0.30)	$(0.42)	$12.25
	12/31/2005	11.77	0.14	0.74	0.88	(0.16)	(0.86)	(1.02)	11.63
	12/31/2004	10.79	0.16	1.02	1.18	(0.13)	(0.07)	(0.20)	11.77
	12/31/2003	9.49	0.13	1.19	1.32	(0.02)	–	(0.02)	10.79
	12/31/2002	10.00	0.07	(0.58)	(0.51)	–	–	–	9.49
Service Class	12/31/2006	11.61	0.13	0.87	1.00	(0.10)	(0.30)	(0.40)	12.21
	12/31/2005	11.77	0.11	0.74	0.85	(0.15)	(0.86)	(1.01)	11.61
	12/31/2004	10.79	0.14	1.01	1.15	(0.10)	(0.07)	(0.17)	11.77
	12/31/2003	9.73	0.08	0.98	1.06	–	–	–	10.79

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2006	9.12%	$71,949	0.89%	0.89%	1.32%	47%
	12/31/2005	7.96	61,698	0.94	0.94	1.17	50
	12/31/2004	11.16	62,934	0.96	0.96	1.45	128
	12/31/2003	13.90	61,419	1.15	1.15	1.31	65
	12/31/2002	(5.10)	37,233	1.40	1.59	1.08	42
Service Class	12/31/2006	8.74	9,672	1.14	1.14	1.11	47
	12/31/2005	7.79	3,791	1.19	1.19	0.91	50
	12/31/2004	10.88	2,457	1.19	1.19	1.31	128
	12/31/2003	10.93	591	1.38	1.38	1.14	65

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica Balanced (the "Fund") share classes commenced operations as follows:

Initial Class – May 1, 2002
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 11

Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Balanced (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $1 are included in net realized gains in the Statement of Operations.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 12

Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $7, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. Dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.75% of the next $250 million of ANA
0.70% of the next $1 billion of ANA
0.625% of ANA over $1.5 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 13

Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $4. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $3. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$30,096
U.S. Government	15,425
Proceeds from maturities and sales of securities:
Long-Term	19,506
U.S. Government	15,347

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, and return of capital.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$2,752
Long-term Capital Gain	2,871
2006 Distributions paid from:
Ordinary Income	1,010
Long-term Capital Gain	1,684

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 14

Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$998
Undistributed Long-term Capital Gain	$390
Capital Loss Carryforward	$—
Net Unrealized Appreciation (Depreciation)	$15,107

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica Balanced:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Balanced (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 16

Transamerica Balanced

SUPPLEMENT TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $1,684 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 17

Transamerica Balanced

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Transamerica Balanced (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Board favorably noted the Portfolio's strong performance compared to its peer group over the past one- and two-year periods and its competitive performance compared to its peers over the past three-year period, noting that the Portfolio's performance over the past three-year period is partially attributable to a prior investment sub-adviser. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser have achieved an acceptable level of investment performance and are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records with respect to the Portfolio and other mutual funds indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy and noted that the profitability of TFAI was inflated by a one-time redemption of seed capital from the Portfolio. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 18

Transamerica Balanced (continued)

TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' (including TIM) service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Balanced 19

Transamerica Convertible Securities

MARKET ENVIRONMENT

During the twelve months ended December 31, 2006, convertible securities responded positively to overall strength in the U.S. and global economies, with positive earning reports, and evidence that, volatile energy prices notwithstanding, longer-term inflationary pressures remained in check. Although the U.S. housing market lost considerable momentum, consumer spending, business spending and exports showed substantial resilience. A steady stream of interest-rate hikes by the Federal Reserve Board ("Fed") undermined investor confidence mid-period, but investor sentiment later firmed, after the Fed opted to leave interest rates unchanged.

Against this backdrop, the Standard and Poor's 500 Composite Stock Index, a broad equity market barometer, gained 15.78%. Convertibles, highly sensitive to equity-market trends, captured much of this advance; the Merrill Lynch All U.S. Convertibles Index ("ML U.S. Conv.") generated a one-year total return of 12.83%. Initially, the gains in both markets were centered primarily in commodity-sensitive sectors, where high global demand made it possible for businesses to raise prices. However, as energy prices dipped and companies in many industries continued to report healthy earnings, the positive results spread to other sectors.

PERFORMANCE

For the year ended December 31, 2006, Transamerica Convertibles Securities, Initial Class returned 10.90%. By comparison its benchmark, the Merrill Lynch All U.S. Convertibles, returned 12.83%.

STRATEGY REVIEW

We seek the convertibles of well-run companies that generate free cash flow and stand to benefit from positive changes in the company, its industry, or the external forces driving its business. For example, recognizing that the sharp rise in oil and natural gas prices in 2004-05 was part of a structural change in the energy industry, we entered the period with an overweighting in the energy sector. Over the course of these twelve months, this produced mixed results.

For example, Arch Coal, Inc. ("Arch Coal"), the nation's second largest coal producer, hampered performance. Because coal is a substitute for natural gas, coal prices were affected by milder weather during the 2005-06 winter and again in the late fall that reduced natural gas demand and prices. Additionally, a coal-transportation bottleneck was partially resolved during the year.

The added supply of coal shipped to market also put downward pressure on prices.

The setbacks for Arch Coal and others were more than offset by solid gains for still other energy-sensitive holdings. Celanese Corporation, a chemical company that uses petroleum- and natural gas-based substances in its manufacturing process, rebounded as energy prices receded. Schlumberger Limited, which provides services that increase the efficiency of energy exploration and production, benefited from rising energy prices early on but, because its services are valuable in almost any energy-price environment, also held its grounds as prices pulled back.

Also making strong contributions were BlackRock, Inc. ("BlackRock") and American Tower Corporation ("American Tower"). BlackRock, an asset manager, is benefiting from wealth accumulation trends worldwide, a well-executed merger that has expanded its market, and growth in its overseas operations. American Tower generates high and consistent cash flow from leasing wireless antenna positions on its communications towers. It is increasingly viewed by investors as a form of income-producing real estate and benefited from a 2006 boom in commercial property prices.

Kirk J. Kim

Portfolio Manager
Transamerica Investment Management, LLC

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Convertible Securities 1

Transamerica Convertible Securities

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	From Inception	Inception Date
Initial Class	10.90%	9.11%	5/1/02
ML U.S. Conv.[1]	12.83%	8.89%	5/1/02
Service Class	10.65%	11.89%	5/1/03

NOTES

1  The Merrill Lynch All U.S. Convertible (ML U.S. Conv.) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Because convertible securities are primarily long-term debt obligations and for that reason influenced by increases and decreases in interest rates, they may be subject to credit risk.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Convertible Securities 2

Transamerica Convertible Securities

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,036.80	0.78%	$4.00
Hypothetical (b)	1,000.00	1,021.27	0.78	3.97
Service Class
Actual	1,000.00	1,035.10	1.03	5.28
Hypothetical (b)	1,000.00	1,020.01	1.03	5.24

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Convertible Securities 3

Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
CONVERTIBLE BOND (85.1%)
Aerospace (1.1%)
Armor Holdings, Inc. 2.00%, due 11/01/2024 (a)	$3,910	$4,712
Automotive Dealers (2.3%)
United Auto Group, Inc., Subordinated Note–144A 3.50%, due 04/01/2026	8,700	10,070
Commercial Banks (12.8%)
Credit Suisse/New York, NY 0.25%, due 10/11/2011	17,000	17,445
Deutsche Bank AG London 0.25%, due 04/11/2013	11,033	14,714
Euronet Worldwide, Inc., Senior Note 3.50%, due 10/15/2025 †	11,110	11,818
Wachovia Corp.–144A 0.25%, due 03/01/2013	12,000	12,702
Communication (4.8%)
American Tower Corp. 3.00%, due 08/15/2012 †	3,970	7,548
XM Satellite Radio Holdings, Inc. 1.75%, due 12/01/2009 †	10,000	8,487
XM Satellite Radio, Inc.–144A 1.75%, due 12/01/2009	6,000	5,092
Computer & Data Processing Services (2.6%)
Informatica Corp., Senior Note 3.00%, due 03/15/2026	11,950	11,771
Computer & Office Equipment (8.3%)
EMC Corp./Massachusetts–144A 1.75%, due 12/01/2011 1.75%, due 12/01/2013	4,500 5,500	4,663 5,699
SanDisk Corp., Senior Note 1.00%, due 05/15/2013	21,080	18,656
Scientific Games Corp. 0.75%, due 12/01/2024	6,725	7,692
Electronic Components & Accessories (2.2%)
Intel Corp., Junior Subordinated Note 2.95%, due 12/15/2035 †	800	724
Intel Corp.–144A 2.95%, due 12/15/2035	10,000	9,050
Holding & Other Investment Offices (4.8%)
Archstone-Smith Operating Trust REIT, Senior Note 4.00%, due 07/15/2036 †	6,440	6,867
BRE Properties, Inc. REIT, Senior Note 4.13%, due 08/15/2026	1,680	1,806
BRE Properties, Inc., REIT, Senior Note–144A 4.13%, due 08/15/2026	7,040	7,568
Vornado Realty Trust REIT, Senior Note 3.63%, due 11/15/2026	5,000	4,994

	Principal	Value
Hotels & Other Lodging Places (2.2%)
Hilton Hotels Corp., Senior Note 3.38%, due 04/15/2023	$6,255	$9,867
Industrial Machinery & Equipment (1.5%)
Cooper Cameron Corp., Senior Note 1.50%, due 05/15/2024	4,250	6,827
Instruments & Related Products (1.9%)
Allergan, Inc. 1.50%, due 04/01/2026 †	7,675	8,366
Management Services (2.0%)
Fluor Corp. 1.50%, due 02/15/2024	6,000	8,962
Manufacturing Industries (2.3%)
Shuffle Master, Inc. 1.25%, due 04/15/2024	9,170	10,076
Mortgage Bankers & Brokers (3.7%)
WMT Debt Exchangeable Trust–144A 0.25%, due 05/02/2013 §▲	1,300	16,576
Motion Pictures (3.8%)
Lions Gate Entertainment Corp. 2.94%, due 10/15/2024	6,050	6,549
Macrovision Corp.–144A 2.63%, due 08/15/2011	8,600	10,406
Oil & Gas Extraction (5.1%)
Halliburton Co. 3.13%, due 07/15/2023	4,885	8,262
Schlumberger, Ltd., Series B 2.13%, due 06/01/2023	8,900	14,607
Pharmaceuticals (1.4%)
Cubist Pharmaceuticals, Inc., Subordinated Note 2.25%, due 06/15/2013 †	6,725	6,078
Research & Testing Services (2.1%)
Core Laboratories LP–144A 0.25%, due 10/31/2011	8,880	9,302
Security & Commodity Brokers (11.6%)
BlackRock, Inc./New York 2.63%, due 02/15/2035	7,450	11,492
Lehman Brothers Holdings, Inc. 0.25%, due 12/12/2013	17,000	17,416
Morgan Stanley Group, Inc.–144A 0.25%, due 07/30/2014 §	7,900	7,800
Svensk Exportkredit AB 0.25%, due 01/31/2015 §	7,710	14,668
Telecommunications (3.0%)
NII Holdings, Inc., Senior Note 2.75%, due 08/15/2025	9,235	13,356

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Convertible Securities 4

Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Transportation Equipment (2.0%)
Trinity Industries, Inc. 3.88%, due 06/01/2036	$8,900	$8,989
Water Transportation (2.0%)
Carnival Corp., Senior Note 2.00%, due 04/15/2021	7,000	8,960
Wholesale Trade Durable Goods (1.6%)
WESCO International, Inc., Senior Note 2.63%, due 10/15/2025	4,740	7,341
Total Convertible Bond (cost: $341,055)		377,978
	Shares	Value
CONVERTIBLE PREFERRED STOCKS (12.6%)
Chemicals & Allied Products (2.3%)
Celanese Corp.	284,800	$10,253
Insurance (1.9%)
Fortis Insurance NV–144A	5,860	8,344
Life Insurance (2.0%)
Metlife, Inc. ‡	296,350	9,076
Metal Mining (1.0%)
Freeport-McMoRan Copper & Gold, Inc. †	3,250	4,238
Mining (1.2%)
Arch Coal, Inc.	36,000	5,256
Oil & Gas Extraction (2.3%)
Chesapeake Energy Corp.	55,050	10,254
Security & Commodity Brokers (1.9%)
Credit Suisse First Boston USA, Inc.	127,870	8,618
Total Convertible Preferred Stocks (cost: $49,095)		56,039
	Principal	Value
SECURITY LENDING COLLATERAL (6.2%)
Debt (5.8%)
Bank Notes (0.2%)
Bank of America
5.32%, due 02/16/2007	$772	$772
Commercial Paper (1.3%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	309 155 148	309 155 148
Charta LLC–144A 5.30%, due 01/31/2007	417	417
CIESCO LLC 5.31%, due 01/04/2007	155	155
Clipper Receivables Corp. 5.30%, due 01/31/2007	386	386
Compass Securitization–144A 5.30%, due 01/09/2007	490	490
CRC Funding LLC–144A 5.34%, due 01/23/2007	77	77

	Principal	Value
Commercial Paper (continued)
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	$583	$583
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	155	155
General Electric Capital Corp. 5.30%, due 01/26/2007	218	218
Greyhawk Funding–144A 5.31%, due 01/12/2007	155	155
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	230	230
Liberty Street–144A 5.31%, due 01/17/2007	231	231
Old Line Funding LLC–144A 5.35%, due 01/04/2007	155	155
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	155	155
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007	155	155
5.31%, due 01/08/2007	380	380
5.33%, due 02/08/2007	149	149
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	228	228
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	309	309
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007	77	77
5.31%, due 02/02/2007	155	155
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	381 155	381 155
Euro Dollar Overnight (0.7%)
Abbey National PLC 5.28%, due 01/05/2007	772	772
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	232	232
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	154	154
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	309 309	309 309
Societe Generale 5.31%, due 01/02/2007	463	463
Svenska Handlesbanken 5.25%, due 01/02/2007	272	272
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	232 309 309	232 309 309

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Convertible Securities 5

Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (2.7%)
Bank of Nova Scotia
5.29%, due 01/30/2007	$463	$463
5.29%, due 02/06/2007	232	232
5.30%, due 02/27/2007	232	232
Barclays 5.31%, due 02/20/2007	772	772
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	386 772 386	386 772 386
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	772	772
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	726 772	726 772
Dexia Group 5.29%, due 01/16/2007	463	463
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	463 463	463 463
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	772 463	772 463
Lloyds TSB Bank 5.30%, due 02/26/2007	154	154
Marshall & Ilsley Bank 5.30%, due 03/19/2007	232	232
Rabobank Nederland 5.30%, due 03/05/2007	463	463

	Principal	Value
Euro Dollar Terms (continued)
Royal Bank of Canada 5.31%, due 02/14/2007	$463	$463
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	463 232 232	463 232 232
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	309 772	309 772
The Bank of the West 5.29%, due 01/17/2007	386	386
Repurchase Agreements (0.9%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $227 on 01/02/2007	227	227
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $2,815 on 01/02/2007	2,814	2,814
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $318 on 01/02/2007	318	318
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $481 on 01/02/2007	481	481
	Shares	Value
Investment Companies (0.4%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	1,536,477	$1,536
Total Security Lending Collateral (cost: $27,360)		27,360
Total Investment Securities (cost: $417,510) #		$461,377

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Armor Holdings, Inc. has a coupon rate of 2.00% until 11/01/2011, thereafter the coupon rate will be 0.00%.

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $26,739.

§  Security is deemed to be illiquid.

▲  Security trades in units. Each unit represents $1,000.

‡  Non-income producing.

††  Cash collateral for the Repurchase Agreements, valued at $3,966, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $417,516. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $50,888 and $7,027, respectively. Net unrealized appreciation for tax purposes is $43,861.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $111,985 or 25.2% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Convertible Securities 6

Transamerica Convertible Securities

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $417,510)
(including securities loaned of $26,739)	$461,377
Cash	8,872
Receivables:
Shares sold	85
Interest	1,378
Dividends	36
471,748
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	140
Management and advisory fees	278
Service fees	3
Administration fees	8
Payable for collateral for securities on loan	27,360
Other	42
27,831
Net Assets	$443,917
Net Assets Consist of:
Capital stock ($.01 par value)	$369
Additional paid-in capital	366,878
Undistributed (accumulated) net investment income (loss)	5,249
Undistributed (accumulated) net realized gain (loss) from investment securities	27,554
Net unrealized appreciation (depreciation) on investment securities	43,867
Net Assets	$443,917
Net Assets by Class:
Initial Class	$429,852
Service Class	14,065
Shares Outstanding:
Initial Class	35,746
Service Class	1,174
Net Asset Value and Offering Price Per Share:
Initial Class	$12.03
Service Class	11.98

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Interest	$6,577
Dividends	1,851
Income from loaned securities-net	105
8,533
Expenses:
Management and advisory fees	3,050
Printing and shareholder reports	9
Custody fees	48
Administration fees	84
Legal fees	8
Audit fees	17
Trustees fees	30
Service fees:
Service Class	31
Other	8
Total expenses	3,285
Net Investment Income (Loss)	5,248
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	27,562
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	6,598
Net Realized and Unrealized Gain (Loss) on Investment Securities	34,160
Net Increase (Decrease) in Net Assets Resulting from Operations	$39,408

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Convertible Securities 7

Transamerica Convertible Securities

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$5,248	$6,997
Net realized gain (loss) from investment securities	27,562	6,727
Change in unrealized appreciation (depreciation) on investment securities	6,598	649
	39,408	14,373
Distributions to Shareholders:
From net investment income:
Initial Class	(6,824)	(7,833)
Service Class	(182)	(192)
	(7,006)	(8,025)
From net realized gains:
Initial Class	(6,506)	(34,995)
Service Class	(193)	(893)
	(6,699)	(35,888)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	111,673	34,007
Service Class	4,966	5,738
	116,639	39,745
Dividends and distributions reinvested:
Initial Class	13,330	42,828
Service Class	375	1,085
	13,705	43,913
Cost of shares redeemed:
Initial Class	(34,355)	(84,970)
Service Class	(2,838)	(1,477)
	(37,193)	(86,447)
	93,151	(2,789)
Net increase (decrease) in net assets	118,854	(32,329)
Net Assets:
Beginning of year	325,063	357,392
End of year	$443,917	$325,063
Undistributed (accumulated) net investment income (loss)	$5,249	$7,007

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	9,412	2,901
Service Class	423	497
	9,835	3,398
Shares issued–reinvested from distributions:
Initial Class	1,188	3,988
Service Class	33	101
	1,221	4,089
Shares redeemed:
Initial Class	(2,915)	(7,524)
Service Class	(241)	(130)
	(3,156)	(7,654)
Net increase (decrease) in shares outstanding:
Initial Class	7,685	(635)
Service Class	215	468
	7,900	(167)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Convertible Securities 8

Transamerica Convertible Securities

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$11.20	$0.15	$1.05	$1.20	$(0.19)	$(0.18)	$(0.37)	$12.03
	12/31/2005	12.24	0.22	0.19	0.41	(0.27)	(1.18)	(1.45)	11.20
	12/31/2004	11.51	0.24	1.16	1.40	(0.23)	(0.44)	(0.67)	12.24
	12/31/2003	9.32	0.31	1.89	2.20	(0.01)	–	(0.01)	11.51
	12/31/2002	10.00	0.17	(0.85)	(0.68)	–	–	–	9.32
Service Class	12/31/2006	11.17	0.12	1.04	1.16	(0.17)	(0.18)	(0.35)	11.98
	12/31/2005	12.24	0.19	0.18	0.37	(0.26)	(1.18)	(1.44)	11.17
	12/31/2004	11.50	0.20	1.18	1.38	(0.20)	(0.44)	(0.64)	12.24
	12/31/2003	9.86	0.18	1.46	1.64	–	–	–	11.50

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	10.90%	$429,852	0.78%	1.26%	64%
	12/31/2005	3.88	314,353	0.79	1.95	85
	12/31/2004	13.18	351,386	0.84	2.04	138
	12/31/2003	23.66	380,387	0.84	2.88	139
	12/31/2002	(6.80)	82,148	1.08	2.73	72
Service Class	12/31/2006	10.65	14,065	1.03	1.01	64
	12/31/2005	3.54	10,710	1.04	1.65	85
	12/31/2004	12.99	6,006	1.10	1.72	138
	12/31/2003	16.69	883	1.09	2.41	139

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica Convertible Securities (the "Fund") share classes commenced operations as follows:

Initial Class – May 1, 2002

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized

(e)  Not annualized

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Convertible Securities 9

Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Convertible Securities (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $45, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Convertible Securities 10

Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation – Conservative Portfolio	$20,499	4.62%
Asset Allocation – Moderate Growth Portfolio	190,170	42.84%
Asset Allocation – Moderate Portfolio	143,210	32.26%
Total	$353,879	79.72%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $250 million of ANA
0.70% of ANA over $250 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.25% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $22. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

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Transamerica Convertible Securities 11

Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $17. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$327,510
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	250,222
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$32,109
Long-term Capital Gain	11,804
2006 Distributions paid from:
Ordinary Income	9,401
Long-term Capital Gain	4,304

The tax basis components of distibutable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$8,491
Undistributed Long-term Capital Gain	$24,318
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$43,861

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.   RECENTLY ISSUED ACCOUNTING
PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in

AEGON/Transamerica Series Trust

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Transamerica Convertible Securities 12

Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 6.–(continued)

Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

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Annual Report 2006

Transamerica Convertible Securities 13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica Convertible Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Convertible Securities (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Convertible Securities 14

Transamerica Convertible Securities

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the fund has made a Long-Term Capital Gain Designation of $4,304 for the year ended December 31, 2006.

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Annual Report 2006

Transamerica Convertible Securities 15

Transamerica Convertible Securities

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Transamerica Convertible Securities (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved strong investment performance, noting that, although the performance of the Portfolio already was competitive relative to its peers over the past two- and three-year periods, its performance had improved recently and was superior to its peers over the past one-year period. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are lower than industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio,

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Convertible Securities 16

Transamerica Convertible Securities (continued)

the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' (including TIM) service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy, although the Board suggested that Management should consider attempting to introduce asset-based breakpoints into the sub-advisory fee schedule. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law and "best execution" requirements. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

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Annual Report 2006

Transamerica Convertible Securities 17

Transamerica Equity

MARKET ENVIRONMENT

In the initial months of the reporting period, investors seemed to generally overlook high energy prices, rising inflation, and the Federal Reserve Board's ("Fed") efforts to stanch inflation by raising interest rates. Focusing instead on sustained economic growth and strong corporate earnings, they bid stock prices up through mid-May, at which apprehension about dogged inflationary pressures and the Fed's interest-rate policy finally gained the upper hand. Equities surrendered some of their earlier gains as investors worried that the Fed's seventeen rate increases since 2004 might slow the economy to the point of recession.

Market conditions remained negative until late August, when the Fed opted to leave interest rates unchanged, signaling reduced concerns about inflation. The market rebounded, buoyed by the Fed's decision, stable or modestly lower energy prices and continued strength in corporate earnings.

PERFORMANCE

For the year ended December 31, 2006, Transamerica Equity, Initial Class returned 8.71%. By comparison its benchmark, the Russell 1000 Growth Index, returned 9.07%.

STRATEGY REVIEW

We invest in companies that, in addition to having capable management teams, stable balance sheets and highly competitive positions, stand to benefit from long-term secular trends. Among those trends are the growing levels of wealth accumulation and capital flows worldwide; consumer spending on products that enhance life experiences; and increased spending on bridges, roads, dams, etc., as nations develop or replace their infrastructure. Because many of the companies that meet these parameters are industrial, consumer discretionary, and technology businesses, the portfolio was overweighted in those sectors.

Making the largest contributions to total return were several companies that are well positioned to benefit from the abovementioned trends, including Chicago Mercantile Exchange Holdings Inc. ("CME"), Marriott International, Inc. ("Marriott"), MGM Mirage, Inc. ("MGM") and Expeditors International of Washington, Inc. ("Expeditors").

Expeditors, a freight broker, has experienced exceptional earnings growth driven by increasing levels of international trade. Expeditors arranges contracts between shippers and shipping companies. Because it has no shipping assets (e.g., trucks or freighters) of its own, Expeditors can expand its business quickly without large-scale investment in costly equipment. This flexible business model, combined with rising freight volumes, helped Expeditors achieve exceptional earnings growth for several consecutive quarters, fueling strong stock-price gains.

CME, an electronic futures exchange, is a beneficiary of the worldwide trend among banks and other financial institutions to diversify financial risk through the issuance of derivatives. The speed and transparency of CME's electronic format are helping it capture market share from traditional exchanges.

Hotel/casino operator MGM and hotelier Marriott are benefiting from high occupancy rates for hotels and a relative shortage of premium rooms. Additionally, Marriott is constructing properties overseas that will add to revenues without impinging on existing markets.

These gains were partially offset by losses in a variety of sectors, most notably consumer discretionary stocks (eBay Inc. ("eBay") and XM Satellite Radio Holdings Inc. ("XM")) and technology holdings (SanDisk Corporation ("SanDisk") and QUALCOMM Incorporated ("QUALCOMM")). Concerned about their future profitability, we eliminated eBay and XM. We believe there is potential for rebounds in 2007 for SanDisk, a maker of portable digital memory devices, and QUALCOMM, a manufacturer of semiconductor chips for cell phones.

Gary U. Rollé, CFA

Portfolio Manager
Transamerica Investment Management, LLC

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity 1

Transamerica Equity

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	8.71%	8.40%	12.41%	15.92%	12/31/80
Russell 1000 Growth[1]	9.07%	2.69%	5.45%	10.51%	12/31/80
Service Class	8.38%	–	–	17.11%	5/1/03

NOTES

1  The Russell 1000 Growth (Russell 1000 Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity 2

Transamerica Equity

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,060.90	0.77%	$3.95
Hypothetical (b)	1,000.00	1,021.37	0.77	3.87
Service Class
Actual	1,000.00	1,059.30	1.02	5.29
Hypothetical (b)	1,000.00	1,020.06	1.02	5.19

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

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Annual Report 2006

Transamerica Equity 3

Transamerica Equity

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.8%)
Air Transportation (2.4%)
FedEx Corp.	750,000	$81,465
Amusement & Recreation Services (0.1%)
Disney (Walt) Co. (The)	133,640	4,580
Apparel & Accessory Stores (1.2%)
Nordstrom, Inc. †	800,000	39,472
Automotive (2.2%)
Harley-Davidson, Inc. †	1,000,000	70,470
PACCAR, Inc.	37,500	2,434
Automotive Dealers (0.4%)
Carmax, Inc. †‡	252,955	13,566
Beverages (2.2%)
PepsiCo, Inc.	1,200,000	75,060
Chemicals & Allied Products (3.2%)
Praxair, Inc.	1,135,000	67,340
Reckitt Benckiser PLC	912,531	41,684
Commercial Banks (0.5%)
Commerce Bancorp, Inc. †	518,825	18,299
Communication (0.9%)
Comcast Corp.–Special Class A ‡	740,390	31,008
Communications Equipment (4.8%)
Corning, Inc. ‡	196,000	3,667
QUALCOMM, Inc.	3,051,935	115,333
Research In Motion, Ltd. ‡	350,000	44,723
Computer & Data Processing Services (8.9%)
Amdocs, Ltd. ‡	718,015	27,823
Google, Inc.–Class A ‡	176,000	81,044
Intuit, Inc. ‡	2,773,000	84,604
Microsoft Corp.	3,570,000	106,600
Computer & Office Equipment (6.2%)
Apple Computer, Inc. ‡	1,686,000	143,040
Sandisk Corp. † ‡	1,540,000	66,266
Drug Stores & Proprietary Stores (2.1%)
Walgreen Co.	1,565,000	71,818
Electronic & Other Electric Equipment (3.3%)
General Electric Co.	3,031,225	112,792
Electronic Components & Accessories (0.2%)
Intel Corp. †	250,000	5,062
Engineering & Management Services (2.2%)
Jacobs Engineering Group, Inc. ‡	906,790	73,940
Food Stores (1.5%)
Whole Foods Market, Inc. †	1,070,000	50,215

	Shares	Value
Hotels & Other Lodging Places (6.7%)
Las Vegas Sands Corp. ‡	500,000	$44,740
Marriott International, Inc.–Class A	2,045,000	97,587
MGM Mirage, Inc. ‡	1,500,000	86,025
Industrial Machinery & Equipment (2.0%)
Caterpillar, Inc.	1,126,000	69,058
Insurance (4.3%)
UnitedHealth Group, Inc.	1,434,095	77,054
WellPoint, Inc. ‡	865,000	68,067
Management Services (1.5%)
Paychex, Inc.	1,308,610	51,742
Medical Instruments & Supplies (6.0%)
Synthes, Inc.	427,829	50,924
Varian Medical Systems, Inc. ‡	903,025	42,957
Zimmer Holdings, Inc. † ‡	1,400,000	109,732
Oil & Gas Extraction (2.0%)
Schlumberger, Ltd.	1,083,000	68,402
Petroleum Refining (1.6%)
Suncor Energy, Inc.	670,000	52,870
Pharmaceuticals (10.6%)
Allergan, Inc.	740,000	88,608
Celgene Corp. †‡	1,229,848	70,753
Genentech, Inc. ‡	820,000	66,527
Gilead Sciences, Inc. ‡	538,395	34,958
Roche Holding AG–Genusschein	543,508	97,286
Printing & Publishing (4.7%)
McGraw-Hill Cos., Inc. (The)	2,335,400	158,854
Restaurants (2.5%)
Starbucks Corp. ‡	2,360,000	83,591
Security & Commodity Brokers (10.9%)
American Express Co. †	1,600,000	97,072
Ameriprise Financial, Inc.	1,500,000	81,750
Chicago Mercantile Exchange †	310,000	158,022
Goldman Sachs Group, Inc. (The)	27,696	5,521
Merrill Lynch & Co., Inc.	206,735	19,247
T. Rowe Price Group, Inc.	162,000	7,091
Telecommunications (1.6%)
Sprint Nextel Corp. †	2,675,000	50,531
Verizon Communications, Inc.	121,000	4,506
Transportation & Public Utilities (2.1%)
Expeditors International of Washington, Inc.	1,798,210	72,827
Wholesale Trade Nondurable Goods (1.0%)
SYSCO Corp.	935,845	34,402
Total Common Stocks (cost: $2,682,395)		3,383,009

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity 4

Transamerica Equity

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (7.0%)
Debt (6.6%)
Bank Notes (0.2%)
Bank of America 5.32%, due 02/16/2007	$6,684	$6,684
Commercial Paper (1.5%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	2,673 1,337 1,281	2,673 1,337 1,281
Charta LLC–144A 5.30%, due 01/31/2007	3,609	3,609
CIESCO LLC 5.31%, due 01/04/2007	1,337	1,337
Clipper Receivables Corp. 5.30%, due 01/31/2007	3,342	3,342
Compass Securitization–144A 5.30%, due 01/09/2007	4,237	4,237
CRC Funding LLC–144A 5.34%, due 01/23/2007	668	668
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	5,041	5,041
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	1,337	1,337
General Electric Capital Corp. 5.30%, due 01/26/2007	1,888	1,888
Greyhawk Funding–144A 5.31%, due 01/12/2007	1,337	1,337
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	1,991	1,991
Liberty Street–144A 5.31%, due 01/17/2007	2,001	2,001
Old Line Funding LLC–144A 5.35%, due 01/04/2007	1,337	1,337
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	1,337	1,337
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	1,337 3,284 1,289	1,337 3,284 1,289
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	1,975	1,975
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	2,673	2,673
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	668 1,337	668 1,337

	Principal	Value
Commercial Paper (continued)
Yorktown Capital LLC
5.30%, due 01/10/2007	$3,301	$3,301
5.33%, due 01/16/2007	1,337	1,337
Euro Dollar Overnight (0.9%)
Abbey National PLC 5.28%, due 01/05/2007	6,683	6,683
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	2,005	2,005
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	1,337	1,337
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	2,673 2,673	2,673 2,673
Societe Generale 5.31%, due 01/02/2007	4,010	4,010
Svenska Handlesbanken 5.25%, due 01/02/2007	2,353	2,353
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	2,005 2,673 2,673	2,005 2,673 2,673
Euro Dollar Terms (3.0%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	4,010 2,005 2,005	4,010 2,005 2,005
Barclays 5.31%, due 02/20/2007	6,683	6,683
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	3,342 6,683 3,342	3,342 6,683 3,342
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	6,683	6,683
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	6,282 6,683	6,282 6,683
Dexia Group 5.29%, due 01/16/2007	4,010	4,010
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	4,010 4,010	4,010 4,010
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	6,683 4,010	6,683 4,010
Lloyds TSB Bank 5.30%, due 02/26/2007	1,337	1,337

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity 5

Transamerica Equity

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Marshall & Ilsley Bank 5.30%, due 03/19/2007	$2,005	$2,005
Rabobank Nederland 5.30%, due 03/05/2007	4,010	4,010
Royal Bank of Canada 5.31%, due 02/14/2007	4,010	4,010
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	4,010 2,005 2,005	4,010 2,005 2,005
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	2,673 6,683	2,673 6,683
The Bank of the West 5.29%, due 01/17/2007	3,342	3,342
Repurchase Agreements (1.0%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $1,963 on 01/02/2007	1,962	1,962
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $24,363 on 01/02/2007	24,349	24,349
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $2,749 on 01/02/2007	2,748	2,748
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $4,165 on 01/02/2007	4,162	4,162

	Shares	Value
Investment Companies (0.4%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11%@	13,296,182	$13,296
Total Security Lending Collateral (cost: $236,761)		236,761
Total Investment Securities (cost: $2,919,156)#		$3,619,770

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $229,987.

‡  Non-income producing.

††  Cash collateral for the Repurchase Agreements, valued at $34,322, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $2,919,770. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $721,866 and $21,866, respectively. Net unrealized appreciation for tax purposes is $700,000.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $40,749 or 1.2% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity 6

Transamerica Equity

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $2,919,156) (including securities loaned of $229,987)	$3,619,770
Cash	7,641
Receivables:
Shares sold	266
Interest	79
Dividends	2,095
Dividend reclaims receivable	8
3,629,859
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1,465
Management and advisory fees	2,022
Service fees	14
Administration fees	58
Payable for collateral for securities on loan	236,761
Other	641
240,961
Net Assets	$3,388,898
Net Assets Consist of:
Capital stock ($.01 par value)	$1,306
Additional paid-in capital	3,177,706
Undistributed (accumulated) net investment income (loss)	666
Undistributed (accumulated) net realized gain (loss) from investment securities	(491,394)
Net unrealized appreciation (depreciation) on investment securities	700,614
Net Assets	$3,388,898
Net Assets by Class:
Initial Class	$3,324,168
Service Class	64,730
Shares Outstanding:
Initial Class	128,115
Service Class	2,515
Net Asset Value and Offering Price Per Share:
Initial Class	$25.95
Service Class	25.73

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $44)	$15,399
Interest	900
Income from loaned securities–net	93
16,392
Expenses:
Management and advisory fees	14,425
Printing and shareholder reports	334
Custody fees	199
Administration fees	407
Legal fees	33
Audit fees	24
Trustees fees	140
Service fees:
Service Class	123
Other	41
Total expenses	15,726
Net Investment Income (Loss)	666
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	182,206
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(3,741)
Net Realized and Unrealized Gain (Loss) on Investment Securities	178,465
Net Increase (Decrease) in Net Assets Resulting from Operations	$179,131

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity 7

Transamerica Equity

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$666	$(1,370)
Net realized gain (loss) from investment securities	182,206	63,389
Change in unrealized appreciation (depreciation) on investment securities	(3,741)	130,988
	179,131	193,007
Distributions to Shareholders:
From net investment income:
Initial Class	–	(4,368)
Service Class	–	(84)
	–	(4,452)
From net realized gains:
Initial Class	–	(18,877)
Service Class	–	(448)
	–	(19,325)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	94,460	439,687
Service Class	23,298	23,038
	117,758	462,725
Proceeds from fund acquisition:
Initial Class	1,654,442	–
Service Class	9,299	–
	1,663,741	–
Dividends and distributions reinvested:
Initial Class	–	23,245
Service Class	–	532
	–	23,777
Cost of shares redeemed:
Initial Class	(270,140)	(187,530)
Service Class	(9,686)	(7,998)
	(279,826)	(195,528)
	1,501,673	290,974
Net increase (decrease) in net assets	1,680,804	460,204
Net Assets:
Beginning of year	1,708,094	1,247,890
End of year	$3,388,898	$1,708,094
Undistributed (accumulated) net investment income (loss)	$666	$–

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	3,806	18,846
Service Class	949	1,071
	4,755	19,917
Shares issued on fund acquisition:
Initial Class	65,136	–
Service Class	369	–
	65,505	–
Shares issued–reinvested from distributions:
Initial Class	–	1,062
Service Class	–	24
	–	1,086
Shares redeemed:
Initial Class	(10,799)	(8,831)
Service Class	(395)	(376)
	(11,194)	(9,207)
Net increase (decrease) in shares outstanding:
Initial Class	58,143	11,077
Service Class	923	719
	59,066	11,796

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity 8

Transamerica Equity

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$23.87	$0.01	$2.07	$2.08	$–	$–	$–	$25.95
	12/31/2005	20.88	(0.02)	3.43	3.41	(0.08)	(0.34)	(0.42)	23.87
	12/31/2004	18.03	0.09	2.76	2.85	–	–	–	20.88
	12/31/2003	13.74	(0.02)	4.31	4.29	–	–	–	18.03
	12/31/2002	17.67	(0.04)	(3.89)	(3.93)	–	–	–	13.74
Service Class	12/31/2006	23.73	(0.05)	2.05	2.00	–	–	–	25.73
	12/31/2005	20.80	(0.07)	3.40	3.33	(0.06)	(0.34)	(0.40)	23.73
	12/31/2004	17.99	0.09	2.72	2.81	–	–	–	20.80
	12/31/2003	14.68	(0.04)	3.35	3.31	–	–	–	17.99

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	8.71%	$3,324,168	0.77%	0.04%	47%
	12/31/2005	16.54	1,670,310	0.80	(0.10)	34
	12/31/2004	15.81	1,229,731	0.81	0.48	69
	12/31/2003	31.22	640,555	0.78	(0.11)	19
	12/31/2002	(22.24)	370,216	0.82	(0.24)	23
Service Class	12/31/2006	8.38	64,730	1.02	(0.22)	47
	12/31/2005	16.28	37,784	1.05	(0.35)	34
	12/31/2004	15.62	18,159	1.08	0.49	69
	12/31/2003	22.55	1,600	1.05	(0.34)	19

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica Equity (the "Fund") share classes commenced operations as follows:

Initial Class – December 31, 1980
    Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity 9

Transamerica Equity

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Equity (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

On October 27, 2006, the Fund acquired all of the net assets of Janus Growth pursuant to a plan of reorganization. Transamerica Equity is the accounting survivor. The acquisition was accomplished by a tax free exchange of 57,455 shares of the Fund for 38,430 shares of Janus Growth outstanding on October 27, 2006. Janus Growth's net assets at that date, $1,459,310 including $300,010 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Transamerica Equity immediately before the acquisition were $1,741,945; the combined net assets of the Fund immediately after the acquisition were $3,201,255. Proceeds in connection with the acquisition were as follows:

	Shares	Amount
Proceeds in connection with the acquisition
Initial Class	57,262	$1,454,444
Service Class	193	4,866

On October 27, 2006, the Fund acquired all of the net assets of Great Companies–AmericaSM pursuant to a plan of reorganization. Transamerica Equity is the accounting survivor. The acquisition was accomplished by a tax free exchange of 8,050 shares of the Fund for 19,115 shares of Great Companies–AmericaSM outstanding on October 27, 2006. Great Companies–AmericaSM's net assets at that date, $204,431, including $18,699 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Transamerica Equity immediately before the acquisition were $3,201,255; the combined net assets of the Fund immediately after the acquisition were $3,405,686. Proceeds in connection with the acquisition were as follows:

	Shares	Amount
Proceeds in connection with the acquisition
Initial Class	7,874	$199,998
Service Class	176	4,433

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity 10

Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $152 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $40, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation – Conservative Portfolio	$52,365	1.55%
Asset Allocation – Growth Portfolio	166,317	4.91%
Asset Allocation – Moderate Growth Portfolio	493,101	14.55%
Asset Allocation–Moderate Portfolio	175,217	5.17%
Total	$887,000	26.18%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

From January 1, 2005 to October 26, 2006:

0.75% of the first $500 million of ANA
0.70% of ANA over $500 million

From October 27, 2006 on:

0.75% of the first $500 million of ANA
0.70% of the next $2 billion of ANA
0.65% of ANA over $2.5 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.85% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity 11

Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $163. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $146. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$986,912
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	1,014,598
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, return of capital and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity 12

Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$585,538
Undistributed (accumulated) net realized gain (loss) from investment securities	(585,538)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$168,485	December 31, 2008
358,296	December 31, 2009
84,075	December 31, 2010

The capital loss carryforward utilized during the year ended December 31, 2006 was $62,816. The amount of capital loss carryforward that expired during the year ended December 31, 2006 was $38,546.

The capital loss carryforwards are available to offset future realized gains, subject to certain limitations under the Internal Revenue Code, through the periods listed.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 was as follows:

2005 Distributions paid from:
Ordinary Income	$4,452
Long-term Capital Gain	19,325

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$666
Undistributed Long-term Capital Gain	$120,076
Capital Loss Carryforward	$(610,856)
Net Unrealized Appreciation (Depreciation)	$700,000

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser,

TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity 13

Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of
Transamerica Equity

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Equity (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity 14

Transamerica Equity

AEGON/TRANSAMERICA SERIES TRUST

RESULTS OF SHAREHOLDER PROXY

At a special meeting of shareholders held on October 18, 2006, the results of the Proposal were as follows:

Great Companies–AmericaSM

Proposal 1:  Approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Great Companies – AmericaSM (the "Acquired Portfolio") by Transamerica Equity (the "Acquiring Portfolio"), a series of AEGON/Transamerica Series Trust, solely in exchange for shares of the Acquiring Portfolio, followed by the complete liquidation of the Acquired Portfolio.

For	Against	Abstentions/Broker Non-Votes
16,941,254.956	766,004.830	1,692,503.587

Proposal 2:  Approve an investment sub-advisory agreement between Transamerica Fund Advisors, Inc. and Transamerica Investment Management, LLC pursuant to which Transamerica Investment Management, LLC will be appointed as an investment sub-adviser to the Portfolio.

For	Against	Abstentions/Broker Non-Votes
16,952,850.166	795,667.872	1,651,245.335

Janus Growth

Proposal 1:  Approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Janus Growth (the "Acquired Portfolio") by Transamerica Equity (the "Acquiring Portfolio"), a series of AEGON/Transamerica Series Trust, solely in exchange for shares of the Acquiring Portfolio, followed by the complete liquidation of the Acquired Portfolio.

For	Against	Abstentions/Broker Non-Votes
34,961,780.737	1,596,956.276	3,319,874.040

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity 15

Transamerica Equity

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Transamerica Equity (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined the performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Board concluded that TFAI and the Sub-Adviser had achieved consistently strong investment performance, noting that the performance of the Portfolio was strong relative to its peers over the past one-, two-, three- and five-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are competitive with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' (including TIM) service relationship with ATST,

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity 16

Transamerica Equity (continued)

the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser. The Board expressed its satisfaction with the Portfolio's competitive level of expenses.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by permitting economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board noted that the merger of other ATST portfolios into the Portfolio, which took place on October 27, 2006, may increase the Portfolio's assets, which could allow the Portfolio to realize further economies of scale. The Board also concluded that the management fees appropriately reflect the Portfolio's current size, long-term performance, the current economic environment for TFAI, and the competitive nature of the investment company market. In addition, the Board noted that it will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser (including whether it would be appropriate to implement additional advisory fee breakpoints) in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity 17

Transamerica Equity II

MARKET ENVIRONMENT

In the initial months of the reporting period, investors seemed to generally overlook high energy prices, rising inflation, and the Federal Reserve Board's ("Fed") efforts to stanch inflation by raising interest rates. Focusing instead on sustained economic growth and strong corporate earnings, they bid stock prices up through mid-May, at which apprehension about dogged inflationary pressures and the Fed's interest-rate policy finally gained the upper hand. Equities surrendered some of their earlier gains as investors worried that the Fed's seventeen rate increases since 2004 might slow the economy to the point of recession.

Market conditions remained negative until late August, when the Fed opted to leave interest rates unchanged, signaling reduced concerns about inflation. The market rebounded, buoyed by the Fed's decision, stable or modestly lower energy prices and continued strength in corporate earnings.

PERFORMANCE

For the year ended December 31, 2006, Transamerica Equity II returned 8.76%. By comparison its benchmark, the Russell 1000 Growth Index, returned 9.07%.

STRATEGY REVIEW

We invest in companies that, in addition to having capable management teams, stable balance sheets and highly competitive positions, stand to benefit from long-term secular trends. Among those trends are the growing levels of wealth accumulation and capital flows worldwide; consumer spending on products that enhance life experiences; and increased spending on bridges, roads, dams, etc., as nations develop or replace their infrastructure. Because many of the companies that meet these parameters are industrial, consumer discretionary, and technology businesses, the portfolio was overweighted in those sectors.

Making the largest contributions to total return were several companies that are well positioned to benefit from the abovementioned trends, including Chicago Mercantile Exchange Holdings Inc. ("CME"), Marriott International, Inc. ("Marriott"), MGM Mirage, Inc. ("MGM") and Expeditors International of Washington, Inc. ("Expeditors").

Expeditors, a freight broker, has experienced exceptional earnings growth driven by increasing levels of international trade. Expeditors arranges contracts between shippers and shipping companies. Because it has no shipping assets (e.g., trucks or freighters) of its own, Expeditors can expand its business quickly without large-scale investment in costly equipment. This flexible business model, combined with rising freight volumes, helped Expeditors achieve exceptional earnings growth for several consecutive quarters, fueling strong stock-price gains.

CME, an electronic futures exchange, is a beneficiary of the worldwide trend among banks and other financial institutions to diversify financial risk through the issuance of derivatives. The speed and transparency of CME's electronic format are helping it capture market share from traditional exchanges.

Hotel/casino operator MGM and hotelier Marriott are benefiting from high occupancy rates for hotels and a relative shortage of premium rooms. Additionally, Marriott is constructing properties overseas that will add to revenues without impinging on existing markets.

These gains were partially offset by losses in a variety of sectors, most notably consumer discretionary stocks (eBay Inc. ("eBay") and XM Satellite Radio Holdings Inc. ("XM")) and technology holdings (SanDisk Corporation ("SanDisk") and QUALCOMM Incorporated ("QUALCOMM")). Concerned about their future profitability, we eliminated eBay and XM. We believe there is potential for rebounds in 2007 for SanDisk, a maker of portable digital memory devices, and QUALCOMM, a manufacturer of semiconductor chips for cell phones.

Gary U. Rollé, CFA

Portfolio Manager
Transamerica Investment Management, LLC

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity II 1

Transamerica Equity II

Comparison of change in value of $10,000 investment and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	From Inception	Inception Date
Fund	8.76%	14.12%	12/30/03
Russell 1000 Growth[1]	9.07%	6.88%	12/30/03

NOTES

1  The Russell 1000 Growth (Russell 1000 Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity II 2

Transamerica Equity II

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Actual	$1,000.00	$1,060.80	0.30%	$1.56
Hypothetical (b)	1,000.00	1,023.69	0.30	1.53

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity II 3

Transamerica Equity II

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.6%)
Air Transportation (2.9%)
FedEx Corp.	5,250	$570
Apparel & Accessory Stores (1.0%)
Nordstrom, Inc.	3,700	183
Automotive (1.7%)
Harley-Davidson, Inc.	4,550	321
Beverages (2.3%)
PepsiCo, Inc.	7,000	438
Chemicals & Allied Products (4.0%)
Praxair, Inc.	13,000	771
Communications Equipment (5.2%)
QUALCOMM, Inc.	21,850	826
Research In Motion, Ltd. ‡	1,400	179
Computer & Data Processing Services (9.0%)
Google, Inc.–Class A ‡	800	368
Intuit, Inc. ‡	16,500	503
Microsoft Corp.	29,500	881
Computer & Office Equipment (6.4%)
Apple Computer, Inc. ‡	10,000	848
Sandisk Corp. ‡	9,000	387
Drug Stores & Proprietary Stores (4.0%)
Walgreen Co.	17,000	780
Electronic & Other Electric Equipment (2.8%)
General Electric Co.	14,400	536
Engineering & Management Services (2.9%)
Jacobs Engineering Group, Inc. ‡	7,000	571
Food Stores (1.6%)
Whole Foods Market, Inc.	6,700	314
Hotels & Other Lodging Places (9.7%)
Las Vegas Sands Corp. ‡	3,000	269
Marriott International, Inc.–Class A	17,000	811
MGM Mirage, Inc. ‡	14,000	803

	Shares	Value
Industrial Machinery & Equipment (2.8%)
Caterpillar, Inc.	8,930	$548
Insurance (4.0%)
WellPoint, Inc. ‡	9,900	779
Management Services (1.5%)
Paychex, Inc.	7,470	295
Medical Instruments & Supplies (3.0%)
Zimmer Holdings, Inc. ‡	7,500	588
Oil & Gas Extraction (2.7%)
Schlumberger, Ltd.	8,400	531
Petroleum Refining (2.2%)
Suncor Energy, Inc.	5,500	434
Pharmaceuticals (5.5%)
Allergan, Inc.	4,300	515
Genentech, Inc. ‡	6,850	556
Printing & Publishing (4.9%)
McGraw-Hill Cos., Inc. (The)	14,000	952
Restaurants (2.2%)
Starbucks Corp. ‡	12,250	434
Security & Commodity Brokers (11.3%)
American Express Co.	12,990	788
Ameriprise Financial, Inc.	6,000	327
Chicago Mercantile Exchange	2,100	1,071
Telecommunications (1.6%)
Sprint Nextel Corp.	16,000	302
Transportation & Public Utilities (3.4%)
Expeditors International of Washington, Inc.	16,350	662
Total Common Stocks (cost: $13,561)		19,141
Total Investment Securities (cost: $13,561) #		$19,141

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

#  Aggregate cost for federal income tax purposes is $13,604. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $5,686 and $149, respectively. Net unrealized appreciation for tax purposes is $5,537.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity II 4

Transamerica Equity II

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $13,561)	$19,141
Cash	271
Receivables:
Dividends	12
19,424
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1
Management and advisory fees	1
Other	13
15
Net Assets	$19,409
Net Assets Consist of:
Capital stock ($.01 par value)	$20
Additional paid-in capital	12,279
Undistributed (accumulated) net investment income (loss)	96
Undistributed (accumulated) net realized gain (loss) from investment securities	1,434
Net unrealized appreciation (depreciation) on investment securities	5,580
Net Assets	$19,409
Shares Outstanding	2,043
Net Asset Value and Offering Price Per Share	$9.50

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends	$149
Interest	5
154
Expenses:
Management and advisory fees	58
Printing and shareholder reports	1
Custody fees	6
Administration fees	4
Audit fees	17
Trustees fees	1
Other	1
Total expenses	88
Less:
Management and advisory fee waiver	(30)
Net expenses	58
Net Investment Income (Loss)	96
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	1,477
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	64
Net Realized and Unrealized Gain (Loss) on Investment Securities	1,541
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,637

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity II 5

Transamerica Equity II

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$96	$68
Net realized gain (loss) from investment securities	1,477	1,483
Change in unrealized appreciation (depreciation) on investment securities	64	1,520
	1,637	3,071
Distributions to Shareholders:
From net investment income	(68)	(218)
From net realized gain	(1,387)	(5,668)
	(1,455)	(5,886)
Capital Share Transactions:
Proceeds from shares sold	52	158
Dividends and distributions reinvested	1,455	5,886
Cost of shares redeemed	(2,271)	(2,409)
	(764)	3,635
Net increase (decrease) in net assets	(582)	820
Net Assets:
Beginning of year	19,991	19,171
End of year	$19,409	$19,991
Undistributed (accumulated) net investment income (loss)	$96	$68

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued	5	14
Shares issued–reinvested from distributions	167	677
Shares redeemed	(235)	(229)
Net increase (decrease) in shares outstanding	(63)	462

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity II 6

Transamerica Equity II

FINANCIAL HIGHLIGHTS

	For a share outstanding throughout each period (a)
	Net Asset	Investment Operations				Distributions			Net Asset
For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)		Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
12/31/2006	$9.49	$0.05	$0.72		$0.77	$(0.04)	$(0.72)	$(0.76)	$9.50
12/31/2005	11.66	0.04	1.62		1.66	(0.14)	(3.69)	(3.83)	9.49
12/31/2004	10.02	0.09	1.55	(h)	1.64	–	–	–	11.66
12/31/2003	10.00	(0.03)	0.05		0.02	–	–	–	10.02

		Ratios/Supplemental Data
For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets(f)		Net Investment Income (Loss) to Average	Portfolio Turnover
Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
12/31/2006	8.76%	$19,409	0.30%	0.45%	0.49%	19%
12/31/2005	17.29	19,991	0.30	0.44	0.36	29
12/31/2004	16.37 (h)	19,171	0.30	0.36	0.84	33
12/31/2003	0.20	85,723	0.30	0.34	(0.30)	–

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception date of Transamerican Equity II (the "Fund") is December 30, 2003.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

(h)  The capital contribution from affiliates is included in net realized and unrealized gain (loss) of $0.21. The capital contribution from affiliates increased total return by 2.10% for the year ended December 31, 2004.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity II 7

Transamerica Equity II

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Equity II (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.30% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.30% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2004	$52	12/31/2007
Fiscal Year 2005	26	12/31/2008
Fiscal Year 2006	30	12/31/2009

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity II 8

Transamerica Equity II

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

There were no amounts recaptured during the year ended December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the Distribution plan to pay fees up to the limit of 0.15%.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $1. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $1. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$3,708
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	5,988
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity II 9

Transamerica Equity II

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$757
Long-term Capital Gain	5,129
2006 Distributions paid from:
Ordinary Income	68
Long-term Capital Gain	1,387

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$96
Undistributed Long-term Capital Gain	$1,477
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$5,537

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING
PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity II 10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica Equity II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Equity II (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity II 11

Transamerica Equity II

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund made a Long-Term Capital Gain Designation of $1,387 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity II 12

Transamerica Equity II

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Transamerica Equity II (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined the performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees noted that, because the Portfolio's inception date was December 30, 2003, long-term comparative performance information is not yet available. The Board concluded that TFAI and the Sub-Adviser had achieved strong investment performance thus far, noting that the performance of the Portfolio was superior relative to its peers over the past one- and two-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. The Board also noted that the Portfolio had a low level of profitability for TFAI, which is attributable to the Portfolio's low level of assets and below-market advisory fees. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio are competitive with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity II 13

Transamerica Equity II (continued)

profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' (including TIM) service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser. The Board expressed its satisfaction with the Portfolio's competitive level of expenses.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. Although the investment advisory fees do not reduce should Portfolio assets grow meaningfully, the Board concluded that the management fees appropriately reflect the Portfolio's current size, long-term performance, the current economic environment for TFAI, and the competitive nature of the investment company market. In addition, the Board noted that it will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser (including whether it would be appropriate to implement advisory fee breakpoints) in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law and "best execution" requirements. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Equity II 14

Transamerica Growth Opportunities

MARKET ENVIRONMENT

For the twelve months ended December 31, 2006, the Russell Midcap Growth Index ("Russell Midcap Growth") followed a bumpy path to a 10.66% total return. Responding positively to sustained strength in both the U.S. economy and corporate earnings – and largely disregarding inflationary pressures and rising interest rates – the market charged ahead until May. By spring, however, weakness in the housing market pointed toward a slowing economy. The housing slowdown, combined with higher energy prices and indications that inflation was resisting the Federal Reserve Board's ("Fed") effort to check it, undermined investor confidence and the market plunged. Stocks in economically sensitive sectors (e.g., technology and consumer discretionary stocks) were most affected by the downdraft.

Later, amid falling energy prices and signs that its credit-tightening policy was working, the Fed left interest rates unchanged. Investor confidence improved and, buoyed by still more attractive earnings reports, the market staged a strong rally. For the full period, the best-performing sectors of the index were those most affected by rapidly rising commodities prices during much of the year (e.g., materials/processing).

PERFORMANCE

For the year ended December 31, 2006, Transamerica Growth Opportunities, Initial Class returned 5.10%. By comparison its primary and former benchmarks, the Russell Midcap Growth and the Russell 2500 Growth Index, returned 10.66% and 12.26%, respectively.

STRATEGY REVIEW

We focus on companies with the potential to outperform over a three- to five-year time horizon, due to a combination of quality management, sustainable competitive advantages, and positive secular growth trends. For some time now, a majority of the companies meeting our parameters have been technology, consumer discretionary, and financial services businesses. In each of these areas, our holdings as a group lagged the benchmark in 2006, although results for individual securities in each sector were mixed.

The portfolio's largest individual contributors to performance during the period included BlackRock, Inc. ("BlackRock") (financial services), Las Vegas Sands Corp. ("Las Vegas Sands") (consumer discretionary), Expeditors International of Washington, Inc. ("Expeditors") and C.H. Robinson Worldwide, Inc. ("Robinson") (autos/transportation). BlackRock, an asset manager, is benefiting from wealth accumulation trends, a well-executed merger that has expanded its market, and expanded overseas operations. Las Vegas Sands is well positioned within the gaming industry, growing rapidly at home and abroad. The gains for freight brokers Robinson and Expeditors were due to good execution and rising freight volumes in a burgeoning global economy.

During the year, we replaced certain economically sensitive or faltering consumer and technology stocks with other consumer equities that exhibited stronger long-term potential. For example, we exited XM Satellite Radio Holdings Inc., where the cost of acquiring new subscribers was rising while subscriber growth was falling; diet company Weight Watchers International, Inc., where problems in its international operations proved difficult to resolve; online jewelry purveyor Blue Nile, Inc., where growth was slowing; and McAfee, Inc., an Internet security software provider whose competitive position is deteriorating.

Having said that, we should point out that we maintained the exposure to other consumer and technology stocks, including some that detracted from annual results, such as SanDisk Corporation ("SanDisk"), a maker of portable digital memory devices. SanDisk's sales and revenue growth is dependent upon the development of new uses for digital memory, which is evolving more slowly than we originally anticipated.

John Huber, CFA

Edward S. Han

Co-Portfolio Managers
Transamerica Investment Management, LLC

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Growth Opportunities 1

Transamerica Growth Opportunities

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	From Inception	Inception Date
Initial Class	5.10%	9.88%	10.83%	5/2/01
Russell Midcap Growth[1]	10.66%	8.23%	5.52%	5/2/01
Russell 2500 Growth[1]	12.26%	7.63%	6.05%	5/2/01
Service Class	4.90%	–	17.36%	5/1/03

NOTES

1  Russell Midcap Growth (Russell Midcap Growth) Index and the Russell 2500 Growth (Russell 2500 Growth) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. For reporting periods through December 31, 2005, the Fund had selected Russell 2500 Growth as its benchmark measure; however, the Russell Midcap Growth is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the Fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002, has been derived from the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

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Annual Report 2006

Transamerica Growth Opportunities 2

Transamerica Growth Opportunities

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$987.50	0.84%	$4.21
Hypothetical (b)	1,000.00	1,020.97	0.84	4.28
Service Class
Actual	1,000.00	986.30	1.09	5.46
Hypothetical (b)	1,000.00	1,019.71	1.09	5.55

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

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Annual Report 2006

Transamerica Growth Opportunities 3

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.5%)
Amusement & Recreation Services (1.5%)
Station Casinos, Inc. †	91,070	$7,438
Apparel & Accessory Stores (3.2%)
Nordstrom, Inc.	157,580	7,775
Under Armour, Inc.–Class A †‡	158,360	7,989
Business Services (0.5%)
Getty Images, Inc. †‡	61,900	2,651
Commercial Banks (3.0%)
Wintrust Financial Corp.	306,533	14,720
Communication (3.9%)
Global Payments, Inc.	421,500	19,515
Computer & Data Processing Services (8.4%)
Alliance Data Systems Corp. ‡	215,000	13,431
Cerner Corp. †‡	157,360	7,160
Checkfree Corp. †‡	335,320	13,466
Intuit, Inc. ‡	175,020	5,340
THQ, Inc. †‡	75,245	2,447
Computer & Office Equipment (2.6%)
Sandisk Corp. †‡	293,640	12,635
Educational Services (1.5%)
Strayer Education, Inc. †	71,351	7,567
Electronic Components & Accessories (0.8%)
Microchip Technology, Inc.	127,830	4,180
Engineering & Management Services (4.8%)
Jacobs Engineering Group, Inc. ‡	293,882	23,963
Food Stores (2.4%)
Whole Foods Market, Inc. †	247,590	11,619
Health Services (2.2%)
Covance, Inc. ‡	188,785	11,121
Holding & Other Investment Offices (1.1%)
Host Hotels & Resorts, Inc. REIT	222,200	5,455
Hotels & Other Lodging Places (8.9%)
Hilton Hotels Corp.	636,580	22,217
Las Vegas Sands Corp. †‡	242,590	21,707
Industrial Machinery & Equipment (8.9%)
Cameron International Corp. ‡	386,340	20,495
Graco, Inc. †	129,800	5,143
Kennametal, Inc.	311,840	18,352
Instruments & Related Products (1.6%)
Trimble Navigation, Ltd. ‡	152,000	7,711
Medical Instruments & Supplies (5.5%)
Intuitive Surgical, Inc. †‡	77,570	7,439

	Shares	Value
Medical Instruments & Supplies (continued)
Techne Corp. ‡	344,710	$19,114
Varian Medical Systems, Inc. ‡	12,100	576
Motion Pictures (2.5%)
Macrovision Corp. †‡	440,184	12,440
Oil & Gas Extraction (1.6%)
Forest Oil Corp. ‡	248,500	8,121
Paperboard Containers & Boxes (1.0%)
Packaging Corp. of America †	226,970	5,016
Pharmaceuticals (0.9%)
Allergan, Inc.	37,600	4,502
Restaurants (2.3%)
PF Chang's China Bistro, Inc. †‡	293,820	11,277
Security & Commodity Brokers (16.9%)
Ameriprise Financial, Inc.	216,000	11,772
BlackRock, Inc. †	187,040	28,411
Chicago Mercantile Exchange	36,155	18,430
Cohen & Steers, Inc. †	302,535	12,153
Nymex Holdings, Inc. †‡	55,570	6,891
T. Rowe Price Group, Inc.	57,450	2,515
Western Union Co. (The)	163,115	3,657
Telecommunications (4.5%)
NeuStar, Inc.–Class A †‡	683,545	22,174
Transportation & Public Utilities (5.0%)
CH Robinson Worldwide, Inc. †	269,157	11,006
Expeditors International of Washington, Inc.	339,565	13,752
Wholesale Trade Durable Goods (1.0%)
Grainger (W.W.), Inc.	70,225	4,912
Total Common Stocks (cost: $396,936)		478,255
	Principal	Value
SECURITY LENDING COLLATERAL (23.0%)
Debt (21.7%)
Bank Notes (0.7%)
Bank of America 5.32%, due 02/16/2007	$3,219	$3,219
Commercial Paper (5.0%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	1,287 644 617	1,287 644 617
Charta LLC–144A 5.30%, due 01/31/2007	1,738	1,738
CIESCO LLC 5.31%, due 01/04/2007	644	644

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Growth Opportunities 4

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Clipper Receivables Corp. 5.30%, due 01/31/2007	$1,609	$1,609
Compass Securitization–144A 5.30%, due 01/09/2007	2,041	2,041
CRC Funding LLC–144A 5.34%, due 01/23/2007	322	322
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	2,428	2,428
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	644	644
General Electric Capital Corp. 5.30%, due 01/26/2007	909	909
Greyhawk Funding–144A 5.31%, due 01/12/2007	644	644
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	959	959
Liberty Street–144A 5.31%, due 01/17/2007	964	964
Old Line Funding LLC–144A 5.35%, due 01/04/2007	644	644
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	644	644
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	644 1,582 621	644 1,582 621
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	951	951
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	1,287	1,287
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	322 644	322 644
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	1,590 644	1,590 644
Euro Dollar Overnight (2.8%)
Abbey National PLC 5.28%, due 01/05/2007	3,219	3,219
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	966	966
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	644	644
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	1,287 1,287	1,287 1,287
Societe Generale 5.31%, due 01/02/2007	1,931	1,931

	Principal	Value
Euro Dollar Overnight (continued)
Svenska Handlesbanken 5.25%, due 01/02/2007	$1,133	$1,133
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	966 1,288 1,288	966 1,288 1,288
Euro Dollar Terms (10.0%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	1,931 966 966	1,931 966 966
Barclays 5.31%, due 02/20/2007	3,219	3,219
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	1,609 3,219 1,609	1,609 3,219 1,609
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	3,219	3,219
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	3,026 3,219	3,026 3,219
Dexia Group 5.29%, due 01/16/2007	1,931	1,931
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	1,931 1,931	1,931 1,931
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	3,219 1,931	3,219 1,931
Lloyds TSB Bank 5.30%, due 02/26/2007	644	644
Marshall & Ilsley Bank 5.30%, due 03/19/2007	966	966
Rabobank Nederland 5.30%, due 03/05/2007	1,931	1,931
Royal Bank of Canada 5.31%, due 02/14/2007	1,931	1,931
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	1,931 966 966	1,931 966 966
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	1,288 3,219	1,288 3,219
The Bank of the West 5.29%, due 01/17/2007	1,609	1,609

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Growth Opportunities 5

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (3.2%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $946 on 01/02/2007	$945	$945
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $11,734 on 01/02/2007	11,727	11,727
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $1,324 on 01/02/2007	1,323	1,323
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $2,006 on 01/02/2007	2,005	2,005

	Shares	Value
Investment Companies (1.3%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	6,403,914	$6,404
Total Security Lending Collateral (cost: $114,032)		114,032
Total Investment Securities (cost: $510,968) #		$592,287

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $110,806.

‡  Non-income producing.

††  Cash collateral for the Repurchase Agreements, valued at $16,531, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $511,121. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $92,029 and $10,863, respectively. Net unrealized appreciation for tax purposes is $81,166.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $19,627 or 4.0% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Growth Opportunities 6

Transamerica Growth Opportunities

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $510,968) (including securities loaned of $110,806)	$592,287
Cash	17,532
Receivables:
Investment securities sold	393
Shares sold	24
Interest	86
Income from loaned securities	24
Dividends	231
610,577
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	314
Management and advisory fees	331
Service fees	4
Administration fees	9
Payable for collateral for securities on loan	114,032
Other	77
114,767
Net Assets	$495,810
Net Assets Consist of:
Capital stock ($.01 par value)	$310
Additional paid-in capital	393,365
Undistributed (accumulated) net investment income (loss)	210
Undistributed (accumulated) net realized gain (loss) from investment securities	20,606
Net unrealized appreciation (depreciation) on investment securities	81,319
Net Assets	$495,810
Net Assets by Class:
Initial Class	$478,963
Service Class	16,847
Shares Outstanding:
Initial Class	29,944
Service Class	1,061
Net Asset Value and Offering Price Per Share:
Initial Class	$16.00
Service Class	15.88

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends	$3,033
Interest	1,024
Income from loaned securities–net	346
4,403
Expenses:
Management and advisory fees	3,844
Printing and shareholder reports	81
Custody fees	54
Administration fees	99
Legal fees	10
Audit fees	17
Trustees fees	37
Service fees:
Service Class	40
Other	11
Total expenses	4,193
Net Investment Income (Loss)	210
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	45,992
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(25,363)
Net Realized and Unrealized Gain (Loss) on Investment Securities	20,629
Net Increase (Decrease) in Net Assets Resulting from Operations	$20,839

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Growth Opportunities 7

Transamerica Growth Opportunities

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$210	$1,154
Net realized gain (loss) from investment securities	45,992	33,842
Change in unrealized appreciation (depreciation) on investment securities	(25,363)	25,483
	20,839	60,479
Distributions to Shareholders:
From net investment income:
Initial Class	(1,141)	–
Service Class	(13)	–
	(1,154)	–
From net realized gains:
Initial Class	(12,967)	(30,330)
Service Class	(442)	(875)
	(13,409)	(31,205)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	98,842	39,121
Service Class	8,310	9,201
	107,152	48,322
Dividends and distributions reinvested:
Initial Class	14,108	30,330
Service Class	455	875
	14,563	31,205
Cost of shares redeemed:
Initial Class	(85,682)	(68,096)
Service Class	(7,240)	(3,635)
	(92,922)	(71,731)
	28,793	7,796
Net increase (decrease) in net assets	35,069	37,070
Net Assets:
Beginning of year	460,741	423,671
End of year	$495,810	$460,741
Undistributed (accumulated) net investment income (loss)	$210	$1,154

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	5,979	2,594
Service Class	522	633
	6,501	3,227
Shares issued–reinvested from distributions:
Initial Class	962	2,187
Service Class	31	64
	993	2,251
Shares redeemed:
Initial Class	(5,407)	(4,763)
Service Class	(453)	(252)
	(5,860)	(5,015)
Net increase (decrease) in shares outstanding:
Initial Class	1,534	18
Service Class	100	445
	1,634	463

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Growth Opportunities 8

Transamerica Growth Opportunities

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$15.69	$0.01	$0.76	$0.77	$(0.04)	$(0.42)	$(0.46)	$16.00
	12/31/2005	14.66	0.04	2.18	2.22	–	(1.19)	(1.19)	15.69
	12/31/2004	12.57	– (f)	2.09	2.09	–	–	–	14.66
	12/31/2003	9.58	(0.02)	3.01	2.99	–	–	–	12.57
	12/31/2002	11.18	(0.05)	(1.55)	(1.60)	–	–	–	9.58
Service Class	12/31/2006	15.59	(0.03)	0.75	0.72	(0.01)	(0.42)	(0.43)	15.88
	12/31/2005	14.61	– (f)	2.17	2.17	–	(1.19)	(1.19)	15.59
	12/31/2004	12.54	(0.04)	2.11	2.07	–	–	–	14.61
	12/31/2003	9.87	(0.02)	2.69	2.67	–	–	–	12.54

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	5.10%	$478,963	0.84%	0.05%	68%
	12/31/2005	16.23	445,761	0.86	0.30	44
	12/31/2004	16.63	416,126	0.88	– (f)	63
	12/31/2003	31.21	242,433	0.90	(0.16)	23
	12/31/2002	(14.31)	95,613	1.12	(0.49)	14
Service Class	12/31/2006	4.90	16,847	1.09	(0.20)	68
	12/31/2005	15.93	14,980	1.11	0.03	44
	12/31/2004	16.51	7,545	1.14	(0.31)	63
	12/31/2003	27.05	619	1.15	(0.22)	23

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica Growth Opportunities (the "Fund") share classes commenced operations as follows:

Initial Class –May 2, 2001
    Service Class–May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

(f)  Amount rounds to less than $0.01 or 0.01%.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Growth Opportunities 9

Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Growth Opportunities (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $53 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $148, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Growth Opportunities 10

Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$12,544	2.53%
Asset Allocation–Growth Portfolio	42,189	8.51%
Asset Allocation–Moderate Growth Portfolio	126,109	25.43%
Asset Allocation–Moderate Portfolio	70,105	14.14%
Total	$250,947	50.61%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.75% of the next $250 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.15% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Growth Opportunities 11

Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $24. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $21. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$356,726
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	319,747
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and capital loss carryforwards.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$13,930	December 31, 2009
432	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2006 was $10,849.

The capital loss carryforwards are available to offset future realized gains, subject to certain limitations under the Internal Revenue Code, through the periods listed.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$1,150
Long-term Capital Gain	30,055
2006 Distributions paid from:
Ordinary Income	1,154
Long-term Capital Gain	13,409

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$1,487
Undistributed Long-term Capital Gain	$33,844
Capital Loss Carryforward	$(14,362)
Net Unrealized Appreciation (Depreciation)	$81,166

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Growth Opportunities 12

Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Growth Opportunities 13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Transamerica Growth Opportunities

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Growth Opportunities (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Growth Opportunities 14

Transamerica Growth Opportunities

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund made a Long-Term Capital Gain Designation of $13,409 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Growth Opportunities 15

Transamerica Growth Opportunities

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Transamerica Growth Opportunities (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, and TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees noted that TFAI and the Sub-Adviser generally had achieved very strong investment performance over the one-, two-, three- and five-year trailing periods compared to the Portfolio's peers. The Board noted, however, that the current management team took over management of the Portfolio in 2005 and that the longer-term performance was partially attributable to the Sub-Adviser's prior equity investment team. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and very competitive with other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio are higher than some of its peers, but justified in light of the Portfolio's consistently strong performance, among other reasons. On the basis of the Board's review of the management fees to be charged by

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Growth Opportunities 16

Transamerica Growth Opportunities (continued)

TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' (including TIM) service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Growth Opportunities 17

Transamerica Money Market

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,025.20	0.40%	$2.04
Hypothetical (b)	1,000.00	1,023.19	0.40	2.04
Service Class
Actual	1,000.00	1,023.90	0.65	3.32
Hypothetical (b)	1,000.00	1,021.88	0.65	3.31

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Maturity Distribution
At December 31, 2006

This chart shows the percentage breakdown by maturity date of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Money Market 1

Transamerica Money Market

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
COMMERCIAL PAPER (81.3%)
Automotive (10.5%)
American Honda Finance Corp.
5.23%, due 01/22/2007	$6,600	$6,579
5.24%, due 02/08/2007	5,000	4,971
5.24%, due 02/09/2007	10,100	10,040
BMW US Capital LLC–144A 5.27%, due 01/05/2007 5.24%, due 01/12/2007	6,500 17,000	6,494 16,968
Harley-Davidson, Inc.–144A 5.25%, due 02/14/2007	7,600	7,549
Business Credit Institutions (1.7%)
Caterpillar Financial Services Corp. 5.25%, due 01/02/2007	8,525	8,521
Chemicals & Allied Products (2.8%)
Procter & Gamble Co.–144A 5.24%, due 01/16/2007 5.25%, due 02/13/2007	8,550 5,300	8,529 5,265
Commercial Banks (21.6%)
Bank of America Corp. 5.24%, due 01/03/2007	11,000	10,994
Canadian Imperial Holdings 5.25%, due 02/20/2007	5,000	4,962
HBOS Treasury Services 5.26%, due 01/04/2007 5.28%, due 02/07/2007 5.25%, due 02/15/2007 5.26%, due 03/20/2007	5,000 6,300 6,000 5,300	4,996 6,264 5,959 5,238
Nestle Capital Corp.–144A 5.24%, due 01/09/2007 5.25%, due 02/08/2007	6,891 9,400	6,881 9,345
Royal Bank of Scotland 5.24%, due 01/11/2007	11,000	10,981
State Street Boston Corp. 5.25%, due 02/05/2007 5.25%, due 02/06/2007 5.25%, due 02/13/2007	4,800 11,100 4,100	4,774 11,039 4,073
UBS Finance Delaware LLC 5.25%, due 01/02/2007 5.25%, due 01/02/2007 5.25%, due 01/18/2007	5,000 12,000 5,000	4,998 11,995 4,986
Computer & Data Processing Services (4.8%)
International Business Machines Corp.–144A 5.25%, due 01/09/2007 5.25%, due 01/10/2007	10,000 14,000	9,985 13,978

	Principal	Value
Computer & Office Equipment (2.3%)
Pitney Bowes, Inc.–144A 5.30%, due 01/05/2007	$11,375	$11,365
Holding & Other Investment Offices (4.4%)
Prudential Funding LLC 5.24%, due 01/08/2007 10,700 10,686 5.24%, due 01/16/2007 6,175 6,160 5.25%, due 01/26/2007	5,000	4,980
Insurance (0.4%)
Metlife Funding, Inc. 5.25%, due 01/17/2007	2,000	1,995
Metal Mining (4.5%)
BHP Billiton Finance USA, Ltd.–144A 5.30%, due 01/05/2007 3,500 3,497 5.33%, due 01/11/2007 2,250 2,246 5.30%, due 01/17/2007 9,400 9,375 5.31%, due 01/25/2007	7,500	7,471
Mortgage Bankers & Brokers (14.0%)
Barclays U.S. Funding Corp. 5.25%, due 01/23/2007 5.25%, due 01/29/2007	5,000 7,500	4,983 7,467
CAFCO LLC–144A 5.25%, due 02/02/2007 5.27%, due 02/23/2007	9,000 6,000	8,955 5,952
Old Line Funding Corp.–144A 5.26%, due 01/04/2007 5.26%, due 01/12/2007 5.27%, due 01/18/2007	6,550 9,250 6,000	6,545 9,232 5,983
Ranger Funding Co. LLC–144A 5.26%, due 01/04/2007 5.25%, due 01/29/2007	4,600 6,000	4,597 5,974
Sheffield Receivables Corp.–144A 5.30%, due 01/17/2007	10,000	9,974
Personal Credit Institutions (12.8%)
International Lease Finance Corp. 5.24%, due 01/31/2007 5.24%, due 02/23/2007	8,500 10,000	8,460 9,920
Paccar Financial Corp. 5.25%, due 01/11/2007 5.25%, due 01/24/2007 5.24%, due 02/15/2007	4,000 15,100 4,664	3,993 15,045 4,632
Toyota Motor Credit Corp. 5.25%, due 01/03/2007 5.25%, due 01/10/2007	11,710 10,000	11,703 9,984

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Money Market 2

Transamerica Money Market

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Savings Institutions (1.5%)
Ciesco LLC–144A 5.25%, due 02/07/2007	$7,500	$7,457
Total Commercial Paper (cost: $404,995)		404,995
SHORT-TERM OBLIGATIONS (7.9%)
Business Credit Institutions (2.0%)
Caterpillar Financial Services Corp. 2.63%, due 01/30/2007	8,312	8,293
Caterpillar Financial Services Corp., Series F 5.44%, due 02/26/2007*	1,900	1,900
Commercial Banks (4.1%)
Wells Fargo & Co., Senior Note 5.43%, due 03/23/2007*	20,200	20,206
Department Stores (1.1%)
Wal-Mart Stores, Inc. 5.26%, due 03/28/2007*	5,425	5,424
Oil & Gas Extraction (0.7%)
BP Capital Markets PLC 2.63%, due 03/15/2007	3,740	3,720
Total Short-Term Obligations (cost: $39,543)		39,543

	Principal	Value
CERTIFICATES OF DEPOSIT (10.0%)
Canadian Imperial Bank of Commerce
5.29%, due 01/23/2007	$11,500	$11,500
5.29%, due 01/25/2007	6,000	6,000
Royal Bank of Scotland NY CD 5.26%, due 01/05/2007	10,875	10,875
Toronto Dominion Bank, Ltd. 5.29%, due 01/22/2007 5.31%, due 02/14/2007	10,500 11,000	10,500 10,999
Total Certificates Of Deposit (cost: $49,874)		49,874
Total Investment Securities (cost: $494,412)#		$494,412

NOTES TO SCHEDULE OF INVESTMENTS:

*  Floating or variable rate note. Rate is listed as of December 31, 2006.

#  Aggregate cost for federal income tax purposes is $494,412.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $183,617 or 36.9% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Money Market 3

Transamerica Money Market

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $494,412)	$494,412
Cash	203
Receivables:
Shares sold	3,698
Interest	667
498,980
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	188
Management and advisory fees	137
Service fees	9
Administration fees	8
Dividends to shareholders	133
Other	58
533
Net Assets	$498,447
Net Assets Consist of:
Capital stock ($.01 par value)	$4,984
Additional paid-in capital	493,463
Net Assets	$498,447
Net Assets by Class:
Initial Class	$454,784
Service Class	43,663
Shares Outstanding:
Initial Class	454,784
Service Class	43,663
Net Asset Value and Offering Price Per Share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Interest	$23,965
Expenses:
Management and advisory fees	1,646
Printing and shareholder reports	40
Custody fees	51
Administration fees	94
Legal fees	9
Audit fees	17
Trustees fees	34
Service fees:
Service Class	106
Other	9
Total expenses	2,006
Net Investment Income (Loss)	21,959
Net Increase (Decrease) in Net Assets Resulting from Operations	$21,959

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Money Market 4

Transamerica Money Market

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$21,959	$16,016
	21,959	16,016
Distributions to Shareholders:
From net investment income:
Initial Class	(20,059)	(15,228)
Service Class	(1,900)	(788)
	(21,959)	(16,016)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	539,416	519,748
Service Class	125,584	96,009
	665,000	615,757
Dividends and distributions reinvested:
Initial Class	20,009	15,183
Service Class	1,895	783
	21,904	15,966
Cost of shares redeemed:
Initial Class	(451,991)	(684,402)
Service Class	(113,218)	(86,320)
	(565,209)	(770,722)
	121,695	(138,999)
Net increase (decrease) in net assets	121,695	(138,999)
Net Assets:
Beginning of year	376,752	515,751
End of year	$498,447	$376,752

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	539,416	519,748
Service Class	125,584	96,009
	665,000	615,757
Shares issued–reinvested from distributions:
Initial Class	20,009	15,183
Service Class	1,895	783
	21,904	15,966
Shares redeemed:
Initial Class	(451,991)	(684,402)
Service Class	(113,218)	(86,320)
	(565,209)	(770,722)
Net increase (decrease) in shares outstanding:
Initial Class	107,434	(149,471)
Service Class	14,261	10,472
	121,695	(138,999)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Money Market 5

Transamerica Money Market

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$1.00	$0.05	$–	$0.05	$(0.05)	$–	$(0.05)	$1.00
	12/31/2005	1.00	0.03	–	0.03	(0.03)	–	(0.03)	1.00
	12/31/2004	1.00	0.01	–	0.01	(0.01)	–	(0.01)	1.00
	12/31/2003	1.00	0.01	–	0.01	(0.01)	–	(0.01)	1.00
	12/31/2002	1.00	0.01	–	0.01	(0.01)	–	(0.01)	1.00
Service Class	12/31/2006	1.00	0.04	–	0.04	(0.04)	–	(0.04)	1.00
	12/31/2005	1.00	0.03	–	0.03	(0.03)	–	(0.03)	1.00
	12/31/2004	1.00	0.01	–	0.01	(0.01)	–	(0.01)	1.00
	12/31/2003	1.00	–	–	–	–	–	–	1.00

				Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)
Initial Class	12/31/2006	4.74%	$454,784	0.40%	4.69%
	12/31/2005	2.89	347,350	0.40	2.84
	12/31/2004	0.99	496,821	0.39	1.00
	12/31/2003	0.81	597,512	0.38	0.78
	12/31/2002	1.44	584,061	0.41	1.42
Service Class	12/31/2006	4.48	43,663	0.65	4.47
	12/31/2005	2.63	29,402	0.65	2.69
	12/31/2004	0.72	18,930	0.64	0.87
	12/31/2003	0.30	6,591	0.64	0.44

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica Money Market (the "Fund") share classes commenced operations on:

Initial Class–October 2, 1986

Service Class–May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Money Market 6

Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Money Market (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities valuations: As permitted under Rule 2a-7 of the 1940 Act, the securities held by the Fund are valued on the basis of amortized cost, which approximates market value.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends to shareholders are declared daily and reinvested monthly.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.35% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.57% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Money Market 7

Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $24. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $19. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, distributions payable.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$16,016
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	21,959
Long-term Capital Gain	–

NOTE 4.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Money Market 8

Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 5.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Money Market 9

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica Money Market

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Money Market (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Money Market 10

Transamerica Money Market

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Transamerica Money Market (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved superior investment performance, noting that the performance of the Portfolio has been above median relative to its peers over the past one-, two-, three-, and five-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), and other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees). The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are competitive compared to its peers. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, and TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Money Market 11

Transamerica Money Market

TFAI's and its affiliates' (including TIM) service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. Although the investment advisory fees do not reduce should Portfolio assets grow meaningfully, the Board determined that the management fees already reflect potential economies of scale to some extent by virtue of their competitive levels determined with reference to industry standards as reported by Lipper and the estimated profitability at current or foreseeable asset levels. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that neither TFAI nor the Sub-Adviser realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Money Market 12

Transamerica Science & Technology

MARKET ENVIRONMENT

Responding positively to overall strength in the U.S. and global economies and steady corporate earnings, investors pushed U.S. equity markets to double-digit total returns in the twelve months ended December 31, 2006. Although interest-rate hikes by the Federal Reserve Board ("Fed") and persistent inflationary pressures roiled investor confidence, especially in mid-period, once the Fed opted to end its rate hikes and energy prices began to decline, sentiment turned decidedly positive, fueling a strong rally in the final weeks.

Initially, the market's gains were concentrated in commodity-related sectors (e.g., other energy and materials/processing), where robust global demand made it possible for businesses to raise prices. Technology, a more economically sensitive industry, lagged. This was especially true for the more mature industries in the sector, where large companies dominate. However, as consumer and business spending held relatively steady in the face of rising interest rates, companies across the board continued to report healthy earnings, and the positive results spread marketwide. At the same time, investors, concerned that 17 consecutive interest rate increases might yet slow the economy dramatically, turned defensive, favoring larger companies. Large-cap technology stocks (e.g., Microsoft Corporation ("Microsoft")) posted appreciable gains in the final months. Because these stocks dominate the market capitalization-weighted Dow Jones U.S. Technology Index ("DJ U.S. Technology"), the index surged ahead in the second half of the year, for a twelve-month total return of 10.10%.

PERFORMANCE

For the year ended December 31, 2006, Transamerica Science & Technology Initial Class returned 1.01%. By comparison its primary and former benchmarks, the DJ U.S. Technology and the NASDAQ 100, returned 10.10% and 6.79%, respectively. Effective October 27, 2006, Great Companies – TechnologySM was renamed Transamerica Science & Technology, and as of August 1, 2006, its sub-adviser was changed from Great Companies, L.L.C. to Transamerica Investment Management, LLC.

STRATEGY REVIEW

After assuming daily management responsibilities in August 2006, we repositioned approximately 30% of assets to be more consistent with our thematic approach to investing. We seek well-run businesses that are positioned to benefit from at least one of several long-term secular trends. Among these are the digitization of media for mass consumer adoption; development and delivery of alternative energy; the unique application of technology to gain a competitive edge; the development of biotechnology products and treatments for large markets; and the development of infrastructure technologies (i.e., technologies that support how a company functions and communicates).

For example, we continued to hold or added to positions in Apple, Inc. ("Apple"), Akamai Technologies, Inc. ("Akamai") and F5 Networks, Inc. ("F5 Networks"). F5 Networks manufactures equipment that plays a key role in web-hosted applications (e.g., an application that allows a traveling sales executive to access client-management software from any computer with web access). Akamai also supports such applications, by supplying a technology that speeds delivery of content, enabling the consumer to access video over the internet easily and quickly. Apple dominates the personal music device (i.e., iPod) business, has a growing share of the personal-computer market and continues to set the standard for media digitization across multiple platforms.

We also continue to hold an investment in Cypress Semiconductor Corporation, which owns a subsidiary that manufactures solar cells, and to have investments in several of the very large technology companies that dominate the benchmark index (e.g., Google Inc., Microsoft and Intel Corporation). However, we have chosen not to match the index's allocations for some of these stocks, which range up to 12.7% (for Microsoft). Thus, the portfolio did not benefit as much as the index from the late-period surge in traditional large-cap technology stocks.

Kirk J. Kim

Gary U. Rollé

Joshua D. Shaskan

Jeffrey J. Hoo

Investment Team
Transamerica Investment Management, LLC

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Annual Report 2006

Transamerica Science & Technology 1

Transamerica Science & Technology

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	From Inception	Inception Date
Initial Class	1.01%	0.80%	(11.51)%	5/1/00
DJ Technology[1]	10.10%	1.41%	(11.17)%	5/1/00
NASDAQ 100[1]	6.79%	2.19%	(10.83)%	5/1/00
Service Class	0.76%	–	10.88%	5/1/03

NOTES

1  The Dow Jones U.S. Technology (DJ Technology) Index and the NASDAQ 100 (NASDAQ 100) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. For reporting periods prior to October 27, 2006, the Fund had selected NASDAQ 100 as its benchmark measure; however, the DJ Technology is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the portfolio may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Effective October 27, 2006, the portfolio was renamed Transamerica Science & Technology and effective August 1, 2006 Transamerica Investment Management, LLC ("TIM") became sub-adviser for the portfolio. TIM served as subadviser of the portfolio on an interim basis from August 1, 2006 to October 26, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Science & Technology 2

Transamerica Science & Technology

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Ratio	Expenses Paid During Period(a)
Initial Class
Actual	$1,000.00	$1,082.00	0.84%	$4.41
Hypothetical (b)	1,000.00	1,020.97	0.84	4.28
Service Class
Actual	1,000.00	1,079.80	1.09	5.71
Hypothetical (b)	1,000.00	1,019.71	1.09	5.55

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Industry
At December 31, 2006

This chart shows the percentage breakdown by industry of the Fund's total investment securities.

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Annual Report 2006

Transamerica Science & Technology 3

Transamerica Science & Technology

SCHEDULE OF INVESTMENTS
At December 31, 2006

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.5%)
Business Services (6.5%)
Akamai Technologies, Inc. ‡	122,000	$6,481
Valueclick, Inc. ‡	107,000	2,528
Communication (2.8%)
American Tower Corp.–Class A ‡	104,000	3,877
Communications Equipment (12.9%)
Corning, Inc. ‡	216,000	4,041
Motorola, Inc.	140,000	2,878
Network Appliance, Inc. ‡	93,000	3,653
QUALCOMM, Inc.	124,160	4,692
Research In Motion, Ltd. ‡	20,345	2,600
Computer & Data Processing Services (27.4%)
Adobe Systems, Inc. ‡	84,000	3,454
Autodesk, Inc. ‡	73,000	2,954
Cerner Corp. ‡†	52,000	2,366
Digital Insight Corp. ‡	88,500	3,406
Electronic Arts, Inc. ‡	58,000	2,921
F5 Networks, Inc. ‡	52,000	3,859
Google, Inc.-Class A ‡	8,550	3,937
Informatica Corp. ‡	228,000	2,784
Juniper Networks, Inc. ‡	178,000	3,371
Microsoft Corp.	213,600	6,378
NAVTEQ Corp. ‡†	72,000	2,518
Computer & Office Equipment (15.0%)
Apple Computer, Inc. ‡	67,250	5,705
EMC Corp. ‡†	221,700	2,926
Logitech International SA ‡†	157,700	4,509
Nuance Communications, Inc. ‡†	356,000	4,080
Sandisk Corp. ‡	82,500	3,550
Electronic Components & Accessories (7.4%)
Cypress Semiconductor Corp. ‡†	176,000	2,969
Dolby Laboratories, Inc.-Class A ‡	74,000	2,295
Intel Corp.	153,576	3,110
Microchip Technology, Inc.	59,300	1,939
Entertainment (2.3%)
International Game Technology	67,500	3,119
Industrial Machinery & Equipment (2.3%)
Applied Materials, Inc. †	170,500	3,146
Instruments & Related Products (3.0%)
Sirf Technology Holdings, Inc. ‡†	108,000	2,756
Trimble Navigation, Ltd. ‡	27,075	1,374
Manufacturing Industries (2.5%)
Shuffle Master, Inc. ‡†	134,170	3,515

	Shares	Value
Medical Instruments & Supplies (3.9%)
Intuitive Surgical, Inc. ‡†	21,800	$2,091
NuVasive, Inc. ‡†	145,500	3,361
Motion Pictures (2.5%)
Macrovision Corp. ‡†	122,100	3,451
Oil & Gas Extraction (1.3%)
Schlumberger, Ltd.	29,000	1,832
Pharmaceuticals (2.6%)
Allergan, Inc.	30,200	3,616
Security & Commodity Brokers (1.0%)
Chicago Mercantile Exchange	2,600	1,325
Telecommunications (5.1%)
Equinix, Inc. ‡†	19,900	1,505
NeuStar, Inc.-Class A ‡†	104,980	3,406
NII Holdings, Inc. ‡†	32,300	2,081
Total Common Stocks (cost: $121,801)		136,359
	Principal	Value
SECURITY LENDING COLLATERAL (22.7%)
Debt (21.4%)
Bank Notes (0.6%)
Bank of America 5.32%, due 02/16/2007	$885	$885
Commercial Paper (5.0%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	354 177 170	354 177 170
Charta LLC–144A 5.30%, due 01/31/2007	478	478
CIESCO LLC 5.31%, due 01/04/2007	177	177
Clipper Receivables Corp. 5.30%, due 01/31/2007	443	443
Compass Securitization–144A 5.30%, due 01/09/2007	561	561
CRC Funding LLC–144A 5.34%, due 01/23/2007	89	89
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	668	668
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	177	177
General Electric Capital Corp. 5.30%, due 01/26/2007	250	250
Greyhawk Funding–144A 5.31%, due 01/12/2007	177	177

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Science & Technology 4

Transamerica Science & Technology

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006

(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	$264	$264
Liberty Street–144A 5.31%, due 01/17/2007	265	265
Old Line Funding LLC–144A 5.35%, due 01/04/2007	177	177
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	177	177
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	177 435 171	177 435 171
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	262	262
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	354	354
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	89 177	89 177
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	437 177	437 177
Euro Dollar Overnight (2.8%)
Abbey National PLC 5.28%, due 01/05/2007	885	885
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	266	266
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	177	177
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	354 354	354 354
Societe Generale 5.31%, due 01/02/2007	531	531
Svenska Handlesbanken 5.25%, due 01/02/2007	312	312
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	266 354 354	266 354 354
Euro Dollar Terms (9.8%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	531 266 266	531 266 266
Barclays 5.31%, due 02/20/2007	886	886

	Principal	Value
Euro Dollar Terms (continued)
Calyon
5.31%, due 02/16/2007	$443	$443
5.31%, due 02/22/2007	885	885
5.29%, due 03/05/2007	443	443
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	885	885
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	832 885	832 885
Dexia Group 5.29%, due 01/16/2007	531	531
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	531 531	531 531
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	885 531	885 531
Lloyds TSB Bank 5.30%, due 02/26/2007	177	177
Marshall & Ilsley Bank 5.30%, due 03/19/2007	266	266
Rabobank Nederland 5.30%, due 03/05/2007	531	531
Royal Bank of Canada 5.31%, due 02/14/2007	531	531
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	531 266 266	531 266 266
Societe Generale 5.27%, due 01/19/2007	354	354
5.29%, due 02/01/2007	885	885
The Bank of the West
5.29%, due 01/17/2007	443	443
Repurchase Agreements (3.2%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $260 on 01/02/2007	260	260
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $3,228 on 01/02/2007	3,226	3,226
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $364 on 01/02/2007	364	364

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Science & Technology 5

Transamerica Science & Technology

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006

(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (continued)
Morgan Stanley Dean Witter & Co.
5.36%, dated 12/29/2006
to be repurchased at $552
on 01/02/2007	$552	$552

	Shares	Value
Investment Companies (1.3%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	1,761,489	$1,762
Total Security Lending Collateral (cost: $31,366)		31,366
Total Investment Securities (cost: $153,167) #		$167,725

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2006, all or a portion of this security is on loan. The value at December 31, 2006, of all securities on loan is $30,396.

††  Cash collateral for the Repurchase Agreements, valued at $4,547, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.12% and 01/16/2007 - 12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $153,226. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $18,447 and $3,948, respectively. Net unrealized appreciation for tax purposes is $14,499.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $5,399 or 3.9% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

Transamerica Science & Technology 6

Transamerica Science & Technology

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $153,167) (including securities loaned of $30,396)	$167,725
Cash	2,251
Foreign currency (cost: $27)	28
Receivables:
Shares sold	6
Interest	16
Income from loaned securities	2
Dividends	35
170,063
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	189
Management and advisory fees	94
Service fees	1
Administration fees	2
Payable for collateral for securities on loan	31,366
Other	29
31,681
Net Assets	$138,382
Net Assets Consist of:
Capital stock ($.01 par value)	$343
Additional paid-in capital	124,980
Undistributed (accumulated) net investment income (loss)	(2)
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(1,498)
Net unrealized appreciation (depreciation) on:
Investment securities	14,558
Translation of assets and liabilites denominated in foreign currencies	1
Net Assets	$138,382
Net Assets by Class:
Initial Class	$135,878
Service Class	2,504
Shares Outstanding:
Initial Class	33,704
Service Class	626
Net Asset Value and Offering Price Per Share:
Initial Class	$4.03
Service Class	4.00

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $17)	$507
Interest	172
Income from loaned securities-net	56
735
Expenses:
Management and advisory fees	1,115
Printing and shareholder reports	14
Custody fees	19
Administration fees	29
Legal fees	3
Audit fees	17
Trustees fees	11
Service fees:
Service Class	6
Other	2
Total expenses	1,216
Net Investment Income (Loss)	(481)
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	(364)
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	2,148
Net Realized and Unrealized Gain (Loss) on Investment Securities	1,784
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,303

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

Transamerica Science & Technology 7

Transamerica Science & Technology

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(481)	$(416)
Net realized gain (loss) from investment securities and foreign currency transactions	(364)	24,909
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	2,148	(21,673)
	1,303	2,820
Distributions to Shareholders:
From net investment income:
Initial Class	–	(768)
Service Class	–	(5)
	–	(773)
From net realized gains:
Initial Class	(10,896)	–
Service Class	(177)	–
	(11,073)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	8,552	22,745
Service Class	1,106	1,360
	9,658	24,105
Dividends and distributions reinvested:
Initial Class	10,896	768
Service Class	177	5
	11,073	773
Cost of shares redeemed:
Initial Class	(27,188)	(81,334)
Service Class	(889)	(1,466)
	(28,077)	(82,800)
	(7,346)	(57,922)
Net increase (decrease) in net assets	(17,116)	(55,875)
Net Assets:
Beginning of year	155,498	211,373
End of year	$138,382	$155,498
Undistributed (accumulated) net investment income (loss)	$(2)	$(2)

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	2,060	5,549
Service Class	272	334
	2,332	5,883
Shares issued–reinvested from distributions:
Initial Class	2,993	187
Service Class	49	1
	3,042	188
Shares redeemed:
Initial Class	(6,506)	(19,279)
Service Class	(214)	(360)
	(6,720)	(19,639)
Net increase (decrease) in shares outstanding:
Initial Class	(1,453)	(13,543)
Service Class	107	(25)
	(1,346)	(13,568)

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

Transamerica Science & Technology 8

Transamerica Science & Technology

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$4.36	$(0.01)	$0.02	$0.01	$–	$(0.34)	$(0.34)	$4.03
	12/31/2005	4.29	(0.01)	0.10	0.09	(0.02)	–	(0.02)	4.36
	12/31/2004	3.97	0.02	0.30	0.32	–	–	–	4.29
	12/31/2003	2.63	(0.02)	1.36	1.34	–	–	–	3.97
	12/31/2002	4.25	(0.03)	(1.59)	(1.62)	–	–	–	2.63
Service Class	12/31/2006	4.34	(0.02)	0.02	–	–	(0.34)	(0.34)	4.00
	12/31/2005	4.28	(0.02)	0.09	0.07	(0.01)	–	(0.01)	4.34
	12/31/2004	3.97	0.02	0.29	0.31	–	–	–	4.28
	12/31/2003	3.00	(0.02)	0.99	0.97	–	–	–	3.97

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2006	1.01%	$135,878	0.85%	0.85%	(0.33)%	93%
	12/31/2005	2.06	153,247	0.88	0.88	(0.22)	91
	12/31/2004	8.06	209,049	0.85	0.85	0.38	35
	12/31/2003	50.95	213,164	0.87	0.87	(0.57)	40
	12/31/2002	(38.12)	53,434	1.00	1.01	(0.79)	86
Service Class	12/31/2006	0.76	2,504	1.10	1.10	(0.59)	93
	12/31/2005	1.86	2,251	1.13	1.13	(0.47)	91
	12/31/2004	7.56	2,324	1.15	1.15	0.48	35
	12/31/2003	32.33	740	1.12	1.12	(0.83)	40

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica Science & Technology (the "Fund") commenced operations on:

Initial Class – May 1, 2000

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Science & Technology 9

Transamerica Science & Technology

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Science & Technology (the "Fund") is a part of ATST.

Effective October 27, 2006, Great Companies–TechnologySM was renamed to Transamerica Science & Technology and changed its sub-adviser from Great Companies, L.L.C. to Transamerica Investment Management, LLC.

The Fund is "non-diversified" under the 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $21 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Science & Technology 10

Transamerica Science & Technology

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

from loaned securities on the Statement of Operations is net of fees, in the amount of $24, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation – Growth Portfolio	$2,110	1.52%
Asset Allocation – Moderate Growth Portfolio	46,170	33.36%
Asset Allocation – Moderate Portfolio	35,487	25.64%
Total	$83,767	60.52%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.78% of the first $500 million of ANA

0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.98% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Science & Technology 11

Transamerica Science & Technology

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $7. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $6. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$127,991
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	132,394
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(481)
Undistributed (accumulated) net investment income (loss)	481

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$1,440	December 31, 2014

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$773
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	4,618
Long-term Capital Gain	6,455

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(1,440)
Net Unrealized Appreciation (Depreciation)	$14,499	*

*  Amount includes unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Science & Technology 12

Transamerica Science & Technology

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Science & Technology 13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica Science & Technology (formerly, Great Companies – TechnologySM):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Science & Technology (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Science & Technology 14

Transamerica Science & Technology

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund made a Long-Term Capital Gain Designation of $6,455 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Science & Technology 15

Transamerica Science & Technology

RESULTS OF SHAREHOLDER PROXY

At a special meeting of shareholders held on October 18, 2006, the results of the Proposal were as follows:

Transamerica Science & Technology

Proposal 1: Approve an investment sub-advisory agreement between Transamerica Fund Advisors, Inc. and Transamerica Investment Management, LLC pursuant to which Transamerica Investment Management, LLC will be appointed as an investment sub-adviser to the Portfolio.

For	Against	Abstentions/Broker Non-Votes
16,458,773.285	1,239,195.860	2,923,817.583

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Science & Technology 16

Transamerica Science & Technology

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on July 18 and 19, 2006, the Board considered the necessity to promptly appoint a sub-adviser to Transamerica Science & Technology (the "Portfolio") to replace Great Companies, LLC ("Great Companies"), the Portfolio's then sub-adviser, to avoid the potential orphanage of the Portfolio as a result of Great Companies being acquired by affiliates of Transamerica Fund Advisors, Inc. ("TFAI"), the Portfolio's investment adviser. Following their review and consideration, the Board approved the appointment of Transamerica Investment Management, LLC ("TIM"), also an affiliate of TFAI, as sub-adviser to the Portfolio by approving an interim sub-advisory agreement between TFAI and TIM, effective August 1, 2006, and an investment sub-advisory agreement between TFAI and TIM which, subject to shareholder approval, would replace the interim sub-advisory agreement and would be effective for an initial two-year period. Later, at a meeting on November 7, 2006, the Board, including the independent members of the Board, also considered and approved the renewal of the Investment advisory agreement between the Portfolio and TFAI for a one-year period. The Trustees' decisions to approve the sub-advisory agreements and to renew the investment advisory agreement were based on their determination that the agreements will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. In reaching their decisions, the Trustees requested and obtained from TFAI and TIM such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees carefully considered the information that they had received about the acquisition of Great Companies and about TIM, which serves as investment sub-adviser to other series of ATST. The Trustees also considered information they had received throughout the year from TFAI, Great Companies and TIM as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Strategic Insight Simfund and Lipper, Inc., independent providers of mutual fund performance, fee and expense information, and profitability data provided by management. In considering the approval of the interim investment sub-advisory agreement, and the investment sub-advisory agreement between TFAI and TIM, and the proposed continuation of the investment advisory agreement between the Portfolio and TFAI, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and Great Companies to the Portfolio in the past, the services that TIM provides to other series of ATST, as well as the services anticipated to be provided to the Portfolio by TFAI and TIM in the future. The Board concluded that TFAI and TIM are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of past services provided by TFAI to the Portfolio and by TIM to other series of ATST and, TFAI's and TIM's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's and TIM's management, the financial resources of TFAI and TIM, TFAI's management oversight process, and the professional qualifications and experience of TIM's portfolio management team. The Trustees also concluded that TFAI and TIM proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that that TFAI's and TIM's future obligations will remain substantially identical to TFAI's and Great Companies' past obligations, respectively. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. At the July 18 and 19, 2006 meeting, in connection with the approval of TIM as sub-adviser to the Portfolio, the Board reviewed comparative information regarding performance of TIM's portfolio managers in managing another mutual fund that is reasonably comparable to the Portfolio. The Board noted that the comparable fund had outperformed the Portfolio, as managed by Great Companies, over the past one-year, three-year and five-year periods as of April 30, 2006, and that a significant driver to the outperformance of this mutual fund has been TIM's stock selection. At the November 7, 2006 meeting, in connection with the approval of the renewal of the investment advisory agreement between the Portfolio and TFAI, the Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper Inc. ("Lipper") for various trailing periods ended June 30, 2006. The Board noted the Portfolio failed to perform competitively as compared to a peer group of funds, although the performance record of the Portfolio was the result of the prior sub-adviser, Great Companies, which had been replaced by TIM on August 1, 2006. On the basis of its assessment of the nature, extent and quality of the investment advisory services to be provided or procured by TFAI and TIM, including TIM's record as sub-adviser to other series of ATST, the Board concluded that TFAI and TIM are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies. The Board also concluded, in light of the past performance of the Portfolio, that TIM offered a reasonable prospect for improved overall Portfolio performance if TIM serves as the sub-adviser to the Portfolio. Furthermore, the Board also determined that performance records of TFAI and TIM's portfolio management team indicate that their management is likely to benefit the Portfolio and its shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Science & Technology 17

Transamerica Science & Technology (continued)

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Furthermore, the Board noted that the level of investment sub-advisory fees payable under TFAI's investment sub-advisory agreement with TIM is appropriate in light of TIM's sub-advisory schedule which remains unchanged in comparison to Great Companies' previous sub-advisory schedule. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio are generally lower than industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of TIM, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and TIM's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI, TIM and their affiliates.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that asset-based breakpoints in the Portfolio's advisory and sub-advisory fee schedules appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI and TIM, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to TIM, in the future.

Benefits (such as soft dollars) to TFAI, TIM or their affiliates from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the TIM's brokerage practices, including "soft dollar" benefits that TIM may receive. The Board concluded that benefits derived by TFAI, TIM and their affiliates from their relationships with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that TIM participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements TIM may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. At the July 18 and 19, 2006 meeting, in evaluating how to respond to the potential orphaning of the Portfolio that would be occasioned by Great Companies' impending cessation of operations, the Board discussed at length with management the process by which management proposed the retention of TIM as sub-adviser to the Portfolio. Following management's explanation of the process by which prospective sub-advisers were initially screened and further evaluated, the Board concluded that the evaluation process was reasonably designed to identify a prospective sub-adviser with the resources necessary to manage the domestic portfolio of the Portfolio in the best interests of shareholders, and without regard to affiliations with TFAI. In approving the investment sub-advisory agreement between TFAI and TIM, the Board also determined that TIM has made a substantial commitment to the recruitment and retention of high quality personnel, and has the financial and operational resources reasonably necessary to manage the Portfolio. The Board considered the terms of the arrangements pursuant to which the interests of Great Companies were being acquired, and the affiliations existing between TFAI, TIM and Great Companies, and determined that the underlying transaction was consistent with (and not adverse to) shareholders' interests. The Board also noted TIM's willingness to serve during an interim period after the acquisition of Great Companies and pending the shareholders' vote on the investment sub-advisory agreement, and that compensation payable under the interim arrangement would be held in escrow and would not be paid until the investment sub-advisory agreement is considered by the shareholders, in accordance with applicable law. On October 18, 2006, shareholders approved the investment sub-advisory agreement and the appointment of TIM as the Portfolio's sub-adviser, which was duly noted by the Trustees when they considered the advisory agreement.

At the November 7, 2006 meeting, the Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of TIM. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Science & Technology 18

Transamerica Small/Mid Cap Value

MARKET ENVIRONMENT

For the twelve months ended December 31, 2006, results for small and mid-cap stocks were strongly positive but also quite volatile. Initially, investors looked past high commodities prices and rising interest rates, focusing instead on the robust economy and strong corporate earnings. Stocks, especially in commodity-related sectors, posted strong gains through early May, at which point heightened concerns about inflation alarmed the market. Equities plunged for several months, until the Federal Reserve Board chose in August not to raise interest rates, signaling that inflationary pressures may be easing. Amid signs of more moderate economic growth, and with energy prices softening and corporate profits still healthy, stocks staged a strong rally through year-end.

Against this backdrop, value stocks outperformed growth stocks for most of the year, and the Russell 2500 Value Index ("Russell 2500 Value") generated a total return of 20.18%. Reflecting high commodities prices, areas like integrated oils, materials/processing and utilities were the best-performing sectors of the index.

PERFORMANCE

For the year ended December 31, 2006, Transamerica Small/Mid Cap Value, Initial Class returned 18.05%. By comparison its benchmark, the Russell 2500 Value, returned 20.18%.

STRATEGY REVIEW

We emphasized stocks that stood to benefit from worldwide infrastructure development and/or favorable supply-demand ratios. These included other energy businesses, particularly those that provide services or build infrastructure for the oil and natural gas industries; makers of producer durables; and shipping companies. As a whole, this approach worked well, although results within some of these sectors were mixed.

For example, our energy positioning boosted performance initially, as investors focused on rising prices for raw materials in an environment of expanding domestic and global economies. Later, prices for oil and natural gas declined sharply, suggesting a possible falloff in demand that might impact the need for drilling services. Companies like Superior Energy Services, Inc and McDermott International, Inc., which engage in later-stage or off-shore oil drilling projects, are less affected by short-term energy price fluctuations and were ultimately the strongest contributors to performance. Holdings like Pioneer Drilling Company and Bronco Drilling Company, Inc., onshore drilling companies that would be more deeply affected by a protracted slump in natural gas prices, detracted from results.

We believe the long-term outlook for energy stocks remains very positive; globally, demand continues to outstrip supply, so that oil and natural gas prices will almost certainly remain substantially higher than they were before 2004. While natural gas prices were still depressed at year-end due to slack demand in an unusually warm December, that could change quickly as the winter progresses. In keeping with these views, we continue to overweight the energy sector.

Our investments in international shipping companies also yielded mixed results. Genco Shipping & Trading Limited, a transporter of dry bulk items, benefited from higher shipping rates. Those, in turn, were triggered by burgeoning demand, especially in Asia, for raw materials like iron ore and coal, and by a reduction in the number of dry-bulk tankers operating worldwide. In contrast, Aries Maritime Transport Limited ("Aries") lost ground due to an increase in the supply of refined-product tankers (i.e., ships that move gasoline and other processed materials). Also, unexpected repair costs diverted cash flow, forcing Aries to reduce its dividend. Again, we believe any setbacks are temporary; the supply-demand ratio in a growing global economy will favor these companies in the long run.

Michelle E. Stevens, CFA

Portfolio Manager Transamerica Investment Management, LLC

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 1

Transamerica Small/Mid Cap Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	18.05%	12.50%	15.14%	14.61%	5/4/93
Russell 2500 Value[1]	20.18%	15.53%	13.71%	14.46%	5/4/93
Service Class	17.82%	–	–	17.43%	5/1/04

NOTES

1  The Russell 2500 Value (Russell 2500 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investing in small-cap stocks generally involves greater risk and volatility, therefore an investment in the Fund may not be appropriate for everyone. Companies with small capitalization have the potential for greater volatility than companies with larger capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio, of the Endeavor Series Trust. The Dreyfus Corporation had been the portfolio's subadviser since September 16, 1996 to April 30, 2004. Prior to that date a different firm managed the portfolio and the performance set forth above, prior to September 16, 1996 is attributable to that firm.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 2

Transamerica Small/Mid Cap Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,070.20	0.86%	$4.49
Hypothetical (b)	1,000.00	1,020.87	0.86	4.38
Service Class
Actual	1,000.00	1,069.20	1.11	5.79
Hypothetical (b)	1,000.00	1,019.61	1.11	5.65

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 3

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.9%)
Apparel Products (1.9%)
Hanesbrands, Inc. ‡	348,700	$8,236
Chemicals & Allied Products (1.0%)
PolyOne Corp. ‡	555,560	4,167
Computer & Data Processing Services (5.2%)
ActivIdentity Corp. ‡	175,800	891
Cogent, Inc. ‡†	594,370	6,544
Fair Isaac Corp. †	215,000	8,740
Sabre Holdings Corp.	183,200	5,842
Computer & Office Equipment (1.0%)
Hypercom Corp. ‡	670,000	4,254
Construction (6.8%)
Chemed Corp.	266,700	9,863
McDermott International, Inc. ‡	380,000	19,327
Electric Services (2.3%)
CMS Energy Corp. ‡†	580,000	9,686
Electric, Gas & Sanitary Services (2.7%)
ALLETE, Inc.	66,666	3,103
Republic Services, Inc.	205,000	8,337
Electronic & Other Electric Equipment (7.9%)
Acuity Brands, Inc.	275,000	14,311
Genlyte Group, Inc. ‡	250,000	19,527
Electronic Components & Accessories (1.0%)
OSI Systems, Inc. ‡†	202,800	4,245
Gas Production & Distribution (1.7%)
KeySpan Corp.	175,000	7,206
Holding & Other Investment Offices (12.0%)
Annaly Capital Management, Inc. REIT †	670,000	9,320
Host Hotels & Resorts, Inc. REIT	550,000	13,502
LTC Properties, Inc. REIT	450,000	12,289
Omega Healthcare Investors, Inc. REIT	291,000	5,157
Parkway Properties, Inc. REIT	79,000	4,030
Sunstone Hotel Investors, Inc. REIT	250,000	6,683
Industrial Machinery & Equipment (3.4%)
Allis-Chalmers Corp. ‡†	280,000	6,451
Grant Prideco, Inc. ‡	203,000	8,073
Instruments & Related Products (1.9%)
Thermo Electron Corp. ‡	178,000	8,062
Insurance (8.2%)
AMBAC Financial Group, Inc.	120,000	10,688
HCC Insurance Holdings, Inc.	367,500	11,793
PartnerRe, Ltd. †	122,000	8,666
Triad Guaranty, Inc. ‡	66,100	3,627

	Shares	Value
Management Services (3.0%)
FTI Consulting, Inc. ‡†	465,000	$12,969
Medical Instruments & Supplies (2.5%)
Orthofix International NV ‡	210,000	10,500
Oil & Gas Extraction (14.1%)
Aurora Oil & Gas Corp. ‡	1,454,260	4,668
Bronco Drilling Co., Inc. ‡	201,625	3,466
Chesapeake Energy Corp. †	100,400	2,917
GlobalSantaFe Corp.	135,000	7,935
Helix Energy Solutions Group, Inc. ‡†	200,000	6,274
Pioneer Drilling Co. ‡	340,000	4,515
Superior Energy Services, Inc. ‡	675,000	22,059
Todco-Class A ‡†	240,150	8,206
Pharmaceuticals (0.4%)
ARIAD Pharmaceuticals, Inc. ‡†	310,000	1,593
Primary Metal Industries (0.9%)
Claymont Steel Holdings, Inc. ‡	208,115	3,827
Restaurants (1.3%)
O'Charley's, Inc. ‡	255,000	5,426
Rubber & Misc. Plastic Products (1.8%)
Jarden Corp. ‡†	225,000	7,828
Savings Institutions (1.0%)
Partners Trust Financial Group, Inc.	350,000	4,074
Telecommunications (2.4%)
Citizens Communications Co. †	700,000	10,059
Water Transportation (10.2%)
Aegean Marine Petroleum Network, Inc. ‡	325,040	5,331
Aries Maritime Transport, Ltd. †	992,000	9,097
DryShips, Inc. †	353,400	6,365
Genco Shipping & Trading, Ltd. †	499,700	13,962
Omega Navigation Enterprises, Inc.–Class A	329,800	5,165
StealthGas, Inc.	305,600	3,569
Wholesale Trade Nondurable Goods (2.3%)
Dean Foods Co. ‡	235,000	9,936
Total Common Stocks (cost: $313,370)		412,361
	Principal	Value
SECURITY LENDING COLLATERAL (22.9%)
Debt (21.6%)
Bank Notes (0.7%)
Bank of America
5.32%, due 02/16/2007	$2,753	$2,753

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 4

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (5.0%)
Barton Capital LLC–144A
5.32%, due 01/16/2007	$1,101	$1,101
5.30%, due 01/17/2007	551	551
5.30%, due 01/17/2007	528	528
Charta LLC–144A 5.30%, due 01/31/2007	1,487	1,487
CIESCO LLC 5.31%, due 01/04/2007	551	551
Clipper Receivables Corp. 5.30%, due 01/31/2007	1,376	1,376
Compass Securitization–144A 5.30%, due 01/09/2007	1,745	1,745
CRC Funding LLC–144A 5.34%, due 01/23/2007	275	275
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	2,077	2,077
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	551	551
General Electric Capital Corp. 5.30%, due 01/26/2007	778	778
Greyhawk Funding–144A 5.31%, due 01/12/2007	551	551
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	820	820
Liberty Street–144A 5.31%, due 01/17/2007	824	824
Old Line Funding LLC–144A 5.35%, due 01/04/2007	551	551
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	551	551
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	551 1,353 531	551 1,353 531
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	813	813
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	1,101	1,101
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	275 551	275 551
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	1,360 551	1,360 551
Euro Dollar Overnight (2.8%)
Abbey National PLC 5.28%, due 01/05/2007	2,753	2,753

	Principal	Value
Euro Dollar Overnight (continued)
BancoBilbao Vizcaya Argentaria SA
5.31%, due 01/03/2007	$826	$826
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	551	551
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	1,101 1,101	1,101 1,101
Societe Generale 5.31%, due 01/02/2007	1,652	1,652
Svenska Handlesbanken 5.25%, due 01/02/2007	969	969
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	826 1,101 1,101	826 1,101 1,101
Euro Dollar Terms (9.9%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	1,652 826 826	1,652 826 826
Barclays 5.31%, due 02/20/2007	2,753	2,753
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	1,376 2,753 1,376	1,376 2,753 1,376
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	2,753	2,753
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	2,588 2,753	2,588 2,753
Dexia Group 5.29%, due 01/16/2007	1,652	1,652
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	1,652 1,652	1,652 1,652
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	2,753 1,652	2,753 1,652
Lloyds TSB Bank 5.30%, due 02/26/2007	551	551
Marshall & Ilsley Bank 5.30%, due 03/19/2007	826	826
Rabobank Nederland 5.30%, due 03/05/2007	1,652	1,652
Royal Bank of Canada 5.31%, due 02/14/2007	1,652	1,652

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 5

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Royal Bank of Scotland
5.28%, due 01/11/2007	$1,652	$1,652
5.29%, due 01/16/2007	826	826
5.29%, due 02/09/2007	826	826
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	1,101 2,753	1,101 2,753
The Bank of the West 5.29%, due 01/17/2007	1,377	1,377
Repurchase Agreements (3.2%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $809 on 01/02/2007	808	808
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $10,036 on 01/02/2007	10,030	10,030
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $1,133 on 01/02/2007	1,132	1,132
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $1,716 on 01/02/2007	1,715	1,715

	Shares	Value
Investment Companies (1.3%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	5,477,264	$5,477
Total Security Lending Collateral (cost: $97,532)		97,532
Total Investment Securities (cost: $410,902) #		$509,893

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $93,918.

††  Cash collateral for the Repurchase Agreements, valued at $14,139, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% – 9.12% and 01/16/2007 – 12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $410,960. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $111,605 and $12,672, respectively. Net unrealized appreciation for tax purposes is $98,933.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $16,787 or 3.9% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 6

Transamerica Small/Mid Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $410,902) (including securities loaned of $93,918)	$509,893
Cash	15,096
Receivables:
Investment securities sold	399
Shares sold	233
Interest	68
Income from loaned securities	10
Dividends	709
526,408
Liabilities:
Investment securities purchased	2,701
Accounts payable and accrued liabilities:
Shares redeemed	115
Management and advisory fees	292
Service fees	3
Administration fees	7
Payable for collateral for securities on loan	97,532
Other	57
100,707
Net Assets	$425,701
Net Assets Consist of:
Capital stock ($.01 par value)	$217
Additional paid-in capital	282,223
Undistributed (accumulated) net investment income (loss)	4,291
Undistributed (accumulated) net realized gain (loss) from investment securities	39,979
Net unrealized appreciation (depreciation) on investment securities	98,991
Net Assets	$425,701
Net Assets by Class:
Initial Class	$409,879
Service Class	15,822
Shares Outstanding:
Initial Class	20,931
Service Class	812
Net Asset Value and Offering Price Per Share:
Initial Class	$19.58
Service Class	19.48

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends	$7,076
Interest	363
Income from loaned securities–net	363
7,802
Expenses:
Management and advisory fees	3,403
Printing and shareholder reports	45
Custody fees	46
Administration fees	85
Legal fees	8
Audit fees	17
Trustees fees	32
Service fees:
Service Class	32
Other	8
Total expenses	3,676
Net Investment Income (Loss)	4,126
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	40,122
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	26,115
Net Realized and Unrealized Gain (Loss) on Investment Securities	66,237
Net Increase (Decrease) in Net Assets Resulting from Operations	$70,363

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 7

Transamerica Small/Mid Cap Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$4,126	$3,867
Net realized gain (loss) from investment securities	40,122	36,052
Change in unrealized appreciation (depreciation) on investment securities	26,115	13,796
	70,363	53,715
Distributions to Shareholders:
From net investment income:
Initial Class	(3,604)	(1,734)
Service Class	(98)	(27)
	(3,702)	(1,761)
From net realized gains:
Initial Class	(33,840)	(18,386)
Service Class	(1,049)	(296)
	(34,889)	(18,682)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	30,863	31,442
Service Class	8,219	9,979
	39,082	41,421
Dividends and distributions reinvested:
Initial Class	37,444	20,120
Service Class	1,147	323
	38,591	20,443
Cost of shares redeemed:
Initial Class	(96,680)	(98,146)
Service Class	(5,132)	(1,444)
	(101,812)	(99,590)
	(24,139)	(37,726)
Net increase (decrease) in net assets	7,633	(4,454)
Net Assets:
Beginning of year	418,068	422,522
End of year	$425,701	$418,068
Undistributed (accumulated) net investment income (loss)	$4,291	$3,867

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	1,593	1,756
Service Class	426	564
	2,019	2,320
Shares issued–reinvested from distributions:
Initial Class	2,096	1,136
Service Class	64	19
	2,160	1,155
Shares redeemed:
Initial Class	(4,984)	(5,526)
Service Class	(265)	(81)
	(5,249)	(5,607)
Net increase (decrease) in shares outstanding:
Initial Class	(1,295)	(2,634)
Service Class	225	502
	(1,070)	(2,132)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 8

Transamerica Small/Mid Cap Value

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$18.33	$0.19	$2.94	$3.13	$(0.18)	$(1.70)	$(1.88)	$19.58
	12/31/2005	16.94	0.16	2.11	2.27	(0.08)	(0.80)	(0.88)	18.33
	12/31/2004	14.56	0.07	2.31	2.38	–	–	–	16.94
	12/31/2003	7.63	(0.05)	6.98	6.93	–	–	–	14.56
	12/31/2002	15.72	(0.05)	(6.24)	(6.29)	–	(1.80)	(1.80)	7.63
Service Class	12/31/2006	18.26	0.14	2.94	3.08	(0.16)	(1.70)	(1.86)	19.48
	12/31/2005	16.92	0.15	2.06	2.21	(0.07)	(0.80)	(0.87)	18.26
	12/31/2004	14.71	0.10	2.11	2.21	–	–	–	16.92

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)			Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)		Net Assets (f)	Rate (g)
Initial Class	12/31/2006	18.05%	$409,879	0.86%	0.86%		0.98%	24%
	12/31/2005	13.56	407,351	0.86	0.86		0.92	33
	12/31/2004	16.35	421,079	0.84	0.84		0.48	139
	12/31/2003	90.83	360,057	0.88	0.88	(h)	(0.49)	140
	12/31/2002	(39.46)	224,359	0.91	1.19		(0.45)	133
Service Class	12/31/2006	17.82	15,822	1.11	1.11		0.73	24
	12/31/2005	13.26	10,717	1.11	1.11		0.82	33
	12/31/2004	15.02	1,443	1.11	1.11		0.94	139

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica Small/Mid Cap Value (the "Fund") share classes commenced operations as follows:

Initial Class – May 4, 1993
    Service Class – May 1, 2004

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

(h)  Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor. The impact of recaptured expenses was 0.04% for Initial Class (See Note 2).

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 9

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Small/Mid Cap Value (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $45 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $156 earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 10

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2006:

	Net Assets	% of Net Assets
Asset Allocation – Growth Portfolio	$33,739	7.93%
Asset Allocation – Moderate Portfolio	25,120	5.90%
Total	$58,859	13.83%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.75% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.89% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 11

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $21. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $18. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$101,164
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	162,671
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$7,985
Long-term Capital Gain	12,458
2006 Distributions paid from:
Ordinary Income	5,121
Long-term Capital Gain	33,470

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$5,055
Undistributed Long-term Capital Gain	$39,273
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$98,933

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 12

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica Small/Mid Cap Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Small/Mid Cap Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 14

Transamerica Small/Mid Cap Value

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $33,470 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 15

Transamerica Small/Mid Cap Value

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Transamerica Small/Mid Cap Value (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board further concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved strong investment performance, noting that the performance of the Portfolio was superior relative to its peers over the past one-, two-, three-, five- and ten-year periods (although a portion of the performance track record is attributable to a predecessor sub-advisor). On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and very competitive with other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that, although the management fees and overall expense ratio of the Portfolio are somewhat higher than some of its peers, the Portfolio's expenses are competitive compared with a broader group of comparable mutual funds. In addition, on the basis of the Board's review of

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 16

Transamerica Small/Mid Cap Value (continued)

the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' (including TIM) service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Small/Mid Cap Value 17

Transamerica U.S. Government Securities

MARKET ENVIORNMENT

With commodities prices rising and the economy growing rapidly, the Federal Reserve Board ("Fed"), under the leadership of new chairman Ben Bernanke, began 2006 in inflation-fighting mode. Through late June, the Fed attempted to rein in the economy and inflation by boosting the federal funds rate four times, for a total increase of 1.00%. Yields on shorter-term securities, highly sensitive to the Fed's actions, followed suit. Longer-term yields, which are more responsive to inflation trends, rose less, as investors responded to news that (annualized) inflation remained near the 3% to 4% range.

By late summer, lower energy prices and weakness in the housing market provided evidence that the Fed's strategy was having the desired effect. The Fed halted its 24-month campaign of rate increases, and yields declined materially as the bond market rallied. During the fourth quarter, interest rates were little changed as inflation trended lower and the economic data showed a balance of positive trends in employment and consumer spending, offset by weakness in manufacturing and housing. With Fed rate increases out of the picture, investors favored riskier investments, bidding up prices for corporate bonds, mortgage-backed securities and other non-government securities. For the twelve-month period, most non-government sectors outperformed the Lehman Brothers U.S. Government Index ("LBG"), which returned 3.48%.

PERFORMANCE

For the year ended December 31, 2006, Transamerica U.S. Government Securities, Initial Class returned 3.27%. By comparison its benchmark, the LBG, returned 3.48%.

STRATEGY REVIEW

Throughout most of the year, the portfolio was positioned for an end to Fed rate increases, with a longer duration (i.e., a greater sensitivity to interest rate movements) than the index. This positioning undermined performance in the first half of the year, as interest rates and bond yields rose (and bond prices, which move in the opposite direction of yields, fell). Conversely, yields dropped sharply after the Fed ended its series of interest rate increases in August. The market rallied, and our longer duration helped considerably. For the full period, our interest rate positioning contributed modestly to results.

To an even greater extent, the portfolio's competitive results were due to overweightings in corporate bonds and mortgage-backed securities and an effective focus within each of those sectors.

Initially, we emphasized bonds of energy and industrial companies that were able to increase prices due to robust demand in a strong global economy. Later, with the U.S. economy slowing and more companies becoming targets of risky private-equity buyouts (known as "event risk"), we assumed a more defensive posture. To reduce the event risk while boosting yields, we focused on real estate investment trusts, which offer attractive yields; debt from large foreign banks; and the subordinated debt of large, high-quality companies that are less susceptible to takeover.

In the mortgage-backed securities ("MBS") sector, we overweighted premium mortgage securities, or securities whose underlying mortgages have higher loan rates. Premium MBSs tend to perform well when the interest rate environment is stable.

The benefits of our duration and non-government investments were partially offset by the portfolio's allocation to Treasury Inflation-Protected Securities ("TIPS"), which lost ground during the second half of the year as inflation trended lower.

Heidi Y. Hu, CFA

Derek S. Brown, CFA

Greg D. Haendel, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 1

Transamerica U.S. Government Securities

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	3.27%	3.50%	4.80%	5.10%	5/13/94
LBG[1]	3.48%	4.64%	6.02%	6.38%	5/13/94
Service Class	3.06%	–	–	2.35%	5/1/03

NOTES

1  Lehman Brothers U.S. Government (LBG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Portfolio of Endeavor Series Trust. Transamerica has been the portfolio's subadviser since May 1, 2002. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to May 1, 2002 is attributable to that firm.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 2

Transamerica U.S. Government Securities

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,046.70	0.62%	$3.20
Hypothetical (b)	1,000.00	1,022.08	0.62	3.16
Service Class
Actual	1,000.00	1,045.20	0.87	4.48
Hypothetical (b)	1,000.00	1,020.82	0.87	4.43

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Type
At December 31, 2006

This chart shows the percentage breakdown by bond type of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 3

Transamerica U.S. Government Securities

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (40.2%)
U.S. Treasury Bond 8.00%, due 11/15/2021	$9,000	$11,931
U.S. Treasury Inflation Indexed Bond 2.00%, due 01/15/2016	8,644	8,346
U.S. Treasury Note 3.00%, due 12/31/2006 2.25%, due 02/15/2007 4.88%, due 05/15/2009 3.88%, due 02/15/2013 † 4.25%, due 11/15/2013 4.88%, due 08/15/2016 † 4.63%, due 11/15/2016 † 4.50%, due 02/15/2036 †	—o 5,000 1,500 16,335 5,250 7,230 5,000 10,187	—o 4,983 1,503 15,634 5,111 7,317 4,967 9,687
Total U.S. Government Obligations (cost: $69,161)		69,479
U.S. GOVERNMENT AGENCY OBLIGATIONS (16.8%)
Fannie Mae 5.25%, due 08/01/2012 5.00%, due 07/01/2035	2,000 2,289	2,010 2,210
Fannie Mae-Conventional Pool 6.00%, due 01/01/2034 6.00%, due 08/01/2034 6.00%, due 10/01/2034	1,305 776 1,294	1,316 782 1,304
Federal Home Loan Bank 3.00%, due 04/15/2009	13,000	12,467
Freddie Mac-Gold Pool 6.00%, due 09/01/2032 6.00%, due 11/01/2032 5.50%, due 06/01/2035 5.00%, due 07/01/2035	636 985 4,908 1,357	643 995 4,859 1,309
Ginnie Mae-FHA/VA Pool 6.00%, due 03/20/2034	1,053	1,066
Total U.S. Government Agency Obligations (cost: $29,770)		28,961
CORPORATE DEBT SECURITIES (41.2%)
Agriculture (0.9%)
Michael Foods, Inc. 8.00%, due 11/15/2013	1,500	1,556
Business Credit Institutions (0.5%)
Pemex Finance, Ltd. 9.03%, due 02/15/2011	799	851
Business Services (0.6%)
Hertz Corp.-144A 8.88%, due 01/01/2014	925	969
Commercial Banks (3.8%)
HBOS PLC-144A 5.92%, due 10/01/2015 (a)(b)	1,500	1,471

	Principal	Value
Commercial Banks (continued)
Lloyds TSB Group PLC–144A
6.27%, due 11/14/2016 (a)(b)	$1,600	$1,600
PNC Preferred Funding Trust I–144A 6.52%, due 03/15/2012 †(a)(b)	1,500	1,526
Sumitomo Mitsui Banking–144A 5.63%, due 10/15/2015 †(a)(b)	1,300	1,271
Wachovia Capital Trust III 5.80%, due 03/15/2011 (a)(b)	772	778
Department Stores (0.6%)
Neiman-Marcus Group, Inc. 9.00%, due 10/15/2015	1,000	1,091
Gas Production & Distribution (1.4%)
Southern Union Co., Senior Note 6.15%, due 08/16/2008	2,330	2,340
Metal Mining (0.3%)
Phelps Dodge Corp. 9.50%, due 06/01/2031	418	499
Oil & Gas Extraction (1.0%)
Husky Oil, Ltd. 8.90%, due 08/15/2028 (b)	1,615	1,689
Personal Credit Institutions (0.7%)
Aiful Corp.–144A 6.00%, due 12/12/2011	1,250	1,237
Radio & Television Broadcasting (1.2%)
Univision Communications, Inc. 7.85%, due 07/15/2011	2,000	2,015
Real Estate (1.4%)
Tanger Properties, LP REIT 9.13%, due 02/15/2008	2,284	2,366
Savings Institutions (0.8%)
Sovereign Capital Trust VI, Guaranteed Note 7.91%, due 06/13/2036	1,200	1,350
Security & Commodity Brokers (0.8%)
Western Union Co. (The)–144A 5.93%, due 10/01/2016	1,445	1,431
Stone, Clay & Glass Products (0.6%)
Lafarge SA 7.13%, due 07/15/2036	1,000	1,086
Telecommunications (1.2%)
Nextel Partners, Inc. 8.13%, due 07/01/2011	2,000	2,083
U.S. Government & Agency (24.5%)
Fannie Mae 5.10%, due 01/18/2011	9,000	8,935
Federal Agricultural Mortgage Corp., Series 2006-2–144A 5.50%, due 07/15/2011	10,000	10,184

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 4

Transamerica U.S. Government Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
U.S. Government & Agency (continued)
Freddie Mac
4.48%, due 09/19/2008	$7,300	$7,229
5.40%, due 02/28/2011	10,000	9,994
5.50%, due 02/22/2013	6,000	5,969
Water Transportation (0.9%)
Royal Caribbean Cruises, Ltd. 8.75%, due 02/02/2011	1,500	1,639
Total Corporate Debt Securities (cost: $71,172)		71,159
SECURITY LENDING COLLATERAL (16.1%)
Debt (15.2%)
Bank Notes (0.4%)
Bank of America 5.32%, due 02/16/2007	784	784
Commercial Paper (3.5%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	313 157 150	313 157 150
Charta LLC–144A 5.30%, due 01/31/2007	423	423
CIESCO LLC 5.31%, due 01/04/2007	157	157
Clipper Receivables Corp. 5.30%, due 01/31/2007	392	392
Compass Securitization–144A 5.30%, due 01/09/2007	497	497
CRC Funding LLC–144A 5.34%, due 01/23/2007	78	78
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	591	591
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	157	157
General Electric Capital Corp. 5.30%, due 01/26/2007	221	221
Greyhawk Funding–144A 5.31%, due 01/12/2007	157	157
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	233	233
Liberty Street–144A 5.31%, due 01/17/2007	235	235
Old Line Funding LLC–144A 5.35%, due 01/04/2007	157	157
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	157	157

	Principal	Value
Commercial Paper (continued)
Ranger Funding Co. LLC–144A
5.32%, due 01/04/2007	$157	$157
5.31%, due 01/08/2007	385	385
5.33%, due 02/08/2007	151	151
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	232	232
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	313	313
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	78 157	78 157
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	387 157	387 157
Euro Dollar Overnight (2.0%)
Abbey National PLC 5.28%, due 01/05/2007	784	784
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	235	235
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	157	157
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	313 314	313 314
Societe Generale 5.31%, due 01/02/2007	470	470
Svenska Handlesbanken 5.25%, due 01/02/2007	276	276
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	235 314 314	235 314 314
Euro Dollar Terms (7.0%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	470 235 235	470 235 235
Barclays 5.31%, due 02/20/2007	784	784
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	392 784 392	392 784 392
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	784	784

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 5

Transamerica U.S. Government Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Citigroup
5.31%, due 03/05/2007	$737	$737
5.31%, due 03/16/2007	784	784
Dexia Group 5.29%, due 01/16/2007	470	470
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	470 470	470 470
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	784 470	784 470
Lloyds TSB Bank 5.30%, due 02/26/2007	157	157
Marshall & Ilsley Bank 5.30%, due 03/19/2007	235	235
Rabobank Nederland 5.30%, due 03/05/2007	470	470
Royal Bank of Canada 5.31%, due 02/14/2007	470	470
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	470 235 235	470 235 235
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	314 784	314 784

	Principal	Value
Euro Dollar Terms (continued)
The Bank of the West 5.29%, due 01/17/2007	$392	$392
Repurchase Agreements (2.3%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $230 on 01/02/2007	230	230
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $2,857 on 01/02/2007	2,855	2,855
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $322 on 01/02/2007	322	322
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $488 on 01/02/2007	488	488
	Shares	Value
Investment Companies (0.9%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	1,559,245	$1,559
Total Security Lending Collateral (cost: $27,765)		27,765
Total Investment Securities (cost: $197,868) #		$197,364

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $27,065.

(a)  The security has a perpetual maturity. The date shown is the next call date.

(b)  Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of December 31, 2006.

‡  Non-income producing.

††  Cash collateral for the Repurchase Agreements, valued at $4,025, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.12% and 01/16/2007 - 12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

o  Value is less than $1.

#  Aggregate cost for federal income tax purposes is $197,887. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,279 and $1,802, respectively. Net unrealized depreciation for tax purposes is $523.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $24,467 or 14.2% of the net assets of the Fund.

FHA  Federal Housing Administration

REIT  Real Estate Investment Trust

VA  Veterans Affairs

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 6

Transamerica U.S. Government Securities

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $197,868) (including securities loaned of $27,065)	$197,364
Cash	780
Receivables:
Shares sold	1
Interest	2,495
Income from loaned securities	7
Dividend reclaims receivable	1
200,648
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	122
Management and advisory fees	82
Service fees	2
Administration fees	3
Payable for collateral for securities on loan	27,765
Other	32
28,006
Net Assets	$172,642
Net Assets Consist of:
Capital stock ($.01 par value)	$145
Additional paid-in capital	168,805
Undistributed (accumulated) net investment income (loss)	8,190
Undistributed (accumulated) net realized gain (loss) from investment securities	(3,994)
Net unrealized appreciation (depreciation) on investment securities	(504)
Net Assets	$172,642
Net Assets by Class:
Initial Class	$164,070
Service Class	8,572
Shares Outstanding:
Initial Class	13,835
Service Class	709
Net Asset Value and Offering Price Per Share:
Initial Class	$11.86
Service Class	12.09

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Interest	$9,264
Income from loaned securities-net	112
9,376
Expenses:
Management and advisory fees	1,024
Printing and shareholder reports	20
Custody fees	32
Administration fees	37
Legal fees	4
Audit fees	17
Trustees fees	14
Service fees:
Service Class	36
Other	3
Total expenses	1,187
Net Investment Income (Loss)	8,189
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	(2,916)
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	908
Net Realized and Unrealized Gain (Loss) on Investment Securities	(2,008)
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,181

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 7

Transamerica U.S. Government Securities

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$8,189	$7,236
Net realized gain (loss) from investment securities	(2,916)	(663)
Change in unrealized appreciation (depreciation) on investment securities	908	(2,071)
	6,181	4,502
Distributions to Shareholders:
From net investment income:
Initial Class	(6,216)	(7,804)
Service Class	(1,020)	(235)
	(7,236)	(8,039)
From net realized gains:
Initial Class	(225)	(2,434)
Service Class	(37)	(83)
	(262)	(2,517)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	18,809	18,742
Service Class	27,524	11,059
	46,333	29,801
Dividends and distributions reinvested:
Initial Class	6,441	10,238
Service Class	1,057	318
	7,498	10,556
Cost of shares redeemed:
Initial Class	(46,380)	(48,602)
Service Class	(27,385)	(8,905)
	(73,765)	(57,507)
	(19,934)	(17,150)
Net increase (decrease) in net assets	(21,251)	(23,204)
Net Assets:
Beginning of year	193,893	217,097
End of year	$172,642	$193,893
Undistributed (accumulated) net investment income (loss)	$8,190	$7,237

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	1,588	1,540
Service Class	2,284	888
	3,872	2,428
Shares issued-reinvested from distributions:
Initial Class	555	860
Service Class	90	26
	645	886
Shares redeemed:
Initial Class	(3,919)	(3,990)
Service Class	(2,285)	(713)
	(6,204)	(4,703)
Net increase (decrease) in shares outstanding:
Initial Class	(1,776)	(1,590)
Service Class	89	201
	(1,687)	(1,389)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 8

Transamerica U.S. Government Securities

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$11.94	$0.52	$(0.14)	$0.38	$(0.44)	$(0.02)	$(0.46)	$11.86
	12/31/2005	12.32	0.43	(0.15)	0.28	(0.50)	(0.16)	(0.66)	11.94
	12/31/2004	12.42	0.40	–	0.40	(0.44)	(0.06)	(0.50)	12.32
	12/31/2003	12.32	0.36	(0.01)	0.35	(0.25)	–	(0.25)	12.42
	12/31/2002	11.89	0.42	0.26	0.68	(0.25)	–	(0.25)	12.32
Service Class	12/31/2006	12.18	0.51	(0.14)	0.37	(0.44)	(0.02)	(0.46)	12.09
	12/31/2005	12.53	0.41	(0.16)	0.25	(0.44)	(0.16)	(0.60)	12.18
	12/31/2004	12.64	0.37	(0.01)	0.36	(0.41)	(0.06)	(0.47)	12.53
	12/31/2003	12.58	0.38	(0.29)	0.09	(0.03)	–	(0.03)	12.64

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2006	3.27%	$164,070	0.62%	0.62%	4.41%	184%
	12/31/2005	2.23	186,335	0.67	0.67	3.50	92
	12/31/2004	3.30	211,847	0.72	0.72	3.19	82
	12/31/2003	2.95	275,208	0.69	0.69	2.89	124
	12/31/2002	5.81	284,569	0.71	0.71	3.50	379
Service Class	12/31/2006	3.06	8,572	0.87	0.87	4.27	184
	12/31/2005	1.98	7,558	0.92	0.92	3.27	92
	12/31/2004	2.90	5,250	0.97	0.97	2.97	82
	12/31/2003	0.68	1,421	0.96	0.96	4.53	124

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica U.S. Government Securities (the "Fund") share classes commenced operations as follows:

Initial Class – May 13, 1994
  Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 9

Transamerica U.S. Government Securities

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica U.S. Government Securities (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $48, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 10

Transamerica U.S. Government Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.55% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.63% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $8. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service,

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 11

Transamerica U.S. Government Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $8. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$37,296
U.S. Government	282,179
Proceeds from maturities and sales of securities:
Long-Term	40,307
U.S. Government	286,741

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and capital loss carryover.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$9,001
Long-term Capital Gain	1,555
2006 Distributions paid from:
Ordinary Income	7,236
Long-term Capital Gain	262

The capital loss carryforward is available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$3,973	December 31, 2014

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$8,188
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(3,973)
Net Unrealized Appreciation (Depreciation)	$(523)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 12

Transamerica U.S. Government Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica U.S. Government Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica U.S. Government Securities (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 14

Transamerica U.S.Government Securities

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $262 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 15

Transamerica U.S.Government Securities

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Transamerica U.S. Government Securities (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Board noted that, although TFAI and the Sub-Adviser had achieved below-median levels of investment performance when compared to its peers, the performance is only slightly below the median for its asset class, and a previous investment sub-adviser had managed the Portfolio for much of its existence. The Trustees also believed that the Portfolio's performance could be improved and, in this regard, favorably noted that TFAI lowered its advisory fee in 2006, which could improve performance over time. Also, they noted that TFAI would work with the Sub-Adviser in an attempt to improve performance, and that they would closely monitor the performance of the Portfolio for improvement. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies.

The cost of advisory services provided and the level of profitability. The Board noted that the Portfolio's management fees had been lowered in 2006, which may result in lower total expenses and improved performance, to the benefit of the shareholders. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are comparable

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 16

Transamerica U.S.Government Securities (continued)

to peers, and the lower pricing schedule provided by TFAI in 2006 could contribute to lowering the Portfolio's expense levels over time. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' (including TIM) service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. Although the investment advisory and sub-advisory fees do not reduce should Portfolio assets grow meaningfully, the Board determined that the management fees already reflect potential economies of scale to some extent by virtue of the estimated profitability at current or foreseeable asset levels. The Board also noted that the sub-advisory fee is the lowest sub-advisory fee among the ATST fixed income portfolios. The Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that neither TFAI nor the Sub-Adviser realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica U.S. Government Securities 17

Transamerica Value Balanced

MARKET ENVIRONMENT

The twelve months ended December 31, 2006, was an excellent period for value stocks. The Russell 1000 Value Index ("Russell 1000 Value") generated a twelve-month total return of 22.25% as all but one market sector (other energy) posted double-digit gains. For most sectors, the majority of the advance occurred in the final four months, after the Federal Reserve Board ("Fed") stopped raising short-term interest rates. In the fixed income market, Treasury bond yields rose during the year, and corporate bonds and mortgage-backed securities outperformed Treasuries in the second half of the period as investors, encouraged by stable interest rates, developed a strong appetite for riskier investments. The Lehman Brothers Aggregate Bond Index ("LBAB") posted a twelve-month gain of 4.33%. A 60% equities/40% bonds blend of these indexes would have generated a 12-month total return of 15.08%.

PERFORMANCE

For the year ended December 31, 2006, Transamerica Value Balanced, Initial Class returned 15.27%. By comparison its primary and secondary benchmarks, the Russell 1000 Value and the LBAB, returned 22.25% and 4.33%, respectively, while its former benchmark the Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index returned 4.08%.

STRATEGY REVIEW

Throughout the period, we maintained an aggressive asset allocation (approximately 68% to 71% equities). This added to performance, since the equity portfolio outperformed the bond portfolio by a wide margin.

The top-contributing stock in the portfolio was AllianceBernstein Holding L.P. This global asset manager continued to make strong strides in building international portfolio management and trading capabilities while putting behind it the effects of a mutual fund trading scandal in 2003.

Portfolio turnover was relatively low during the year as we maintained a core portfolio of companies with strong cash flows and higher dividend yields. To partially insulate the portfolio from market volatility, we used options. For example, we wrote calls for holdings where we felt the stock(s) had reached fair value (e.g., energy stocks like Schlumberger Limited and EOG Resources, Inc.). When the energy sector lost ground, the premiums collected from the sale of the calls buffered the impact. Conversely, we sold puts for out-of-favor companies where we felt the setback would be temporary (e.g., copper producers Freeport-McMoRan Copper & Gold Inc. and Phelps Dodge Corporation). By doing so, we collected premiums and gained the opportunity to buy the stock at a more reasonable price, but without having to commit capital unless and until the stock price declined. These puts and calls accounted for many of the portfolio's top contributors to performance during the year.

Another source of the portfolio's outperformance was the fixed-income portfolio, which outpaced the LBAB, primarily due to overweightings in the corporate bond and mortgage-backed sectors. Within the corporate sector, we emphasized subordinated bonds from higher-quality companies that did not appear vulnerable to leverage buyouts (e.g., real estate investment trusts, utilities and financial services companies). Within the mortgage-backed sector, we focused on premium mortgages, which tend to outperform when prepayment risk declines (e.g., in a stable rate environment).

The benefits of these option and bond positions was partially offset by double-digit but, nonetheless below-average returns for the portfolio's integrated oils stocks (the market's strongest sector) and by poor results for materials/processing stocks (e.g., timber company Louisiana-Pacific Corporation and Canadian coal company Fording Inc.) and telecommunications company Sprint Nextel Corporation ("Sprint"). We pared back the exposure to Sprint as it became increasingly obvious that the company would not achieve certain operating synergies and cost savings originally anticipated in its merger with Nextel. In retrospect, we should have taken action sooner.

John C. Riazzi, CFA

Heidi Y. Hu, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 1

Transamerica Value Balanced

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	15.27%	6.95%	7.19%	8.80%	1/3/95
Russell 1000 Value[1]	22.25%	10.88%	11.01%	13.92%	1/3/95
LBAB[1]	4.33%	5.06%	6.24%	6.99%	1/3/95
LBIGC[1]	4.08%	4.54%	5.81%	6.42%	1/3/95
Service Class	15.04%	–	–	12.65%	5/1/03

NOTES

1  The Russell 1000 Value (Russell 1000 Value) Index, the Lehman Brothers Aggregate Bond (LBAB) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 2

Transamerica Value Balanced

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,112.10	0.83%	$4.42
Hypothetical (b)	1,000.00	1,021.02	0.83	4.23
Service Class
Actual	1,000.00	1,110.20	1.08	5.74
Hypothetical (b)	1,000.00	1,019.76	1.08	5.50

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2006

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 3

Transamerica Value Balanced

SCHEDULE OF INVESTMENTS v
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (1.5%)
U.S. Treasury Bond
8.00%, due 11/15/2021	$490	$650
U.S. Treasury Inflation Indexed Bond 2.00%, due 01/15/2016	2,385	2,302
U.S. Treasury Note 4.25%, due 11/15/2013 4.50%, due 02/15/2036	400 3,411	389 3,244
Total U.S. Government Obligations (cost: $6,669)		6,585
U.S. GOVERNMENT AGENCY OBLIGATIONS (10.3%)
Fannie Mae 5.50%, due 05/01/2035 5.00%, due 07/01/2035 5.50%, due 07/01/2036 6.00%, due 08/01/2036	5,586 4,127 3,601 4,896	5,522 3,985 3,558 4,929
Fannie Mae–Conventional Pool 5.50%, due 08/01/2017 6.00%, due 01/01/2018 5.00%, due 05/01/2018 6.00%, due 01/01/2034 6.00%, due 08/01/2034 6.00%, due 10/01/2034	1,526 1,857 1,089 1,608 647 1,124	1,530 1,884 1,073 1,622 652 1,132
Freddie Mac–Gold Pool 5.00%, due 04/01/2018 5.50%, due 09/01/2018 5.50%, due 11/01/2018 6.00%, due 11/01/2033 6.00%, due 12/01/2033 5.50%, due 06/01/2035 5.00%, due 07/01/2035 5.50%, due 01/01/2036	2,033 640 2,008 1,333 1,208 5,245 4,087 2,407	2,003 641 2,010 1,345 1,219 5,193 3,945 2,381
Ginnie Mae–FHA/VA Pool 6.50%, due 10/15/2027 6.00%, due 02/20/2034 6.00%, due 08/20/2034	631 923 140	649 934 142
Total U.S. Government Agency Obligations (cost: $47,112)		46,349
MORTGAGE-BACKED SECURITIES (2.0%)
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.20%, due 12/01/2038	2,250	2,223
Crown Castle Towers LLC, Series 2006-1A, Class AFX–144A 5.24%, due 11/15/2036	2,022	2,019
Morgan Stanley Capital I, Series 2006-HQ10, Class A4 5.33%, due 11/12/2041	2,320	2,316

	Principal	Value
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Class A4
5.57%, due 10/15/2048*	$2,249	$2,282
Total Mortgage-Backed Securities (cost: $8,865)		8,840
CORPORATE DEBT SECURITIES (11.7%)
Aerospace (0.4%)
Textron Financial Corp. 6.00%, due 11/20/2009	1,892	1,932
Agriculture (0.2%)
Michael Foods, Inc. 8.00%, due 11/15/2013	700	726
Air Transportation (0.3%)
FedEx Corp. 9.65%, due 06/15/2012	1,085	1,292
Beverages (0.2%)
Cia Brasileira de Bebidas 8.75%, due 09/15/2013	635	740
Business Credit Institutions (0.3%)
Pemex Finance, Ltd. 9.03%, due 02/15/2011	1,105	1,177
Business Services (0.1%)
Hertz Corp.–144A 8.88%, due 01/01/2014	650	681
Chemicals & Allied Products (0.9%)
Cytec Industries, Inc. 5.50%, due 10/01/2010	640	636
Lubrizol Corp. 4.63%, due 10/01/2009	2,200	2,158
Monsanto Co. 5.50%, due 07/30/2035	830	782
Nalco Co. 7.75%, due 11/15/2011	280	286
Commercial Banks (1.7%)
HBOS PLC–144A 5.92%, due 10/01/2015 (a) (b)	1,200	1,177
Lloyds TSB Group PLC–144A 6.27%, due 11/14/2016 (a) (b)	1,200	1,200
PartnerRe Finance II 6.44%, due 12/01/2066 (b)	593	595
Shinsei Finance Cayman, Ltd.–144A 6.42%, due 07/20/2016 (a) (b)	580	579
Suntrust Preferred Capital I 5.85%, due 12/15/2011 (a) (b)	600	605
USB Capital IX 6.19%, due 04/15/2011 (a) (b)	1,200	1,226

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 4

Transamerica Value Balanced

SCHEDULE OF INVESTMENTS v (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Banks (continued)
Wachovia Capital Trust III
5.80%, due 03/15/2011 (a) (b)	$560	$565
Wells Fargo & Co. 6.25%, due 04/15/2008	530	536
ZFS Finance USA Trust I–144A 6.45%, due 12/15/2065 (b)	1,160	1,183
Department Stores (0.2%)
Neiman-Marcus Group, Inc. 9.00%, due 10/15/2015	1,000	1,091
Electric Services (0.4%)
PSEG Funding Trust 5.38%, due 11/16/2007	2,000	1,996
Food & Kindred Products (0.4%)
Bunge Ltd. Finance Corp. 4.38%, due 12/15/2008	1,955	1,914
Food Stores (0.3%)
Albertson's, Inc. 7.50%, due 02/15/2011	548	569
Stater Brothers Holdings, Inc. 8.13%, due 06/15/2012	600	609
Gas Production & Distribution (0.2%)
Kinder Morgan Energy Partners, LP 7.75%, due 03/15/2032	675	769
Holding & Other Investment Offices (0.7%)
Ameriprise Financial, Inc. 7.52%, due 06/01/2066 (b)	1,140	1,252
iStar Financial, Inc. REIT 4.88%, due 01/15/2009	2,000	1,978
Insurance (0.2%)
St. Paul Travelers Cos. (The), Inc. 6.75%, due 06/20/2036	1,030	1,138
Life Insurance (0.5%)
Genworth Financial, Inc., Subordinated Note 6.15%, due 11/15/2066 (b)	892	891
Prudential Financial, Inc. 5.75%, due 07/15/2033	1,200	1,182
Metal Mining (0.1%)
Vale Overseas, Ltd., Guaranteed Note 6.25%, due 01/23/2017	460	462
Mortgage Bankers & Brokers (0.2%)
ILFC E-Capital Trust II–144A 6.25%, due 12/21/2065 (b)	765	777

	Principal	Value
Oil & Gas Extraction (0.5%)
Husky Oil, Ltd.
8.90%, due 08/15/2028 (b)	$1,320	$1,381
PetroHawk Energy Corp., Senior Note 9.13%, due 07/15/2013	720	756
Paper & Allied Products (0.3%)
Celulosa Arauco y Constitucion SA 8.63%, due 08/15/2010	1,240	1,362
Personal Credit Institutions (0.1%)
Aiful Corp.–144A 6.00%, due 12/12/2011	662	655
Petroleum Refining (0.1%)
Enterprise Products Operating, LP 8.38%, due 08/01/2066 (b)	580	628
Printing & Publishing (0.1%)
News America Holdings, Inc. 7.75%, due 12/01/2045	610	697
Radio & Television Broadcasting (0.8%)
Chancellor Media Corp. 8.00%, due 11/01/2008	2,025	2,105
Univision Communications, Inc. 7.85%, due 07/15/2011	1,400	1,410
Real Estate (0.3%)
Post Apartment Homes, LP 6.30%, due 06/01/2013	1,247	1,279
Security & Commodity Brokers (0.7%)
E*Trade Financial Corp. 8.00%, due 06/15/2011	500	522
JP Morgan Chase Capital XVIII 6.95%, due 08/17/2036	1,145	1,239
Residential Capital Corp. 6.38%, due 06/30/2010	605	612
Western Union Co. (The)–144A 5.93%, due 10/01/2016	585	579
Telecommunications (0.6%)
Nextel Communications, Inc., Series D 7.38%, due 08/01/2015	728	747
SBC Communications, Inc. 4.13%, due 09/15/2009	1,969	1,912
Water Transportation (0.9%)
Carnival Corp. 3.75%, due 11/15/2007	2,900	2,861
Royal Caribbean Cruises, Ltd. 8.75%, due 02/02/2011	1,000	1,093
Total Corporate Debt Securities (cost: $52,464)		52,542

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 5

Transamerica Value Balanced

SCHEDULE OF INVESTMENTS v (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (72.1%)
Amusement & Recreation Services (2.1%)
Disney (Walt) Co. (The)	270,000	$9,253
Apparel Products (0.9%)
Hanesbrands, Inc. ‡	181,200	4,280
Business Services (0.3%)
Fannie Mae	26,000	1,544
Chemicals & Allied Products (1.4%)
Colgate-Palmolive Co.	56,000	3,653
Praxair, Inc.	45,000	2,670
Commercial Banks (7.6%)
Bank of America Corp.	211,844	11,310
Citigroup, Inc.	205,170	11,428
PNC Financial Services Group, Inc.	70,000	5,183
Wachovia Corp.	67,640	3,852
Wells Fargo & Co.	60,000	2,134
Computer & Data Processing Services (5.5%)
Microsoft Corp.	825,000	24,634
Electric Services (1.5%)
Dominion Resources, Inc.	45,000	3,773
Duke Energy Corp.	92,000	3,055
Electronic & Other Electric Equipment (1.8%)
General Electric Co.	215,000	8,000
Food & Kindred Products (3.1%)
Altria Group, Inc.	160,000	13,731
Gas Production & Distribution (1.0%)
KeySpan Corp.	110,000	4,530
Holding & Other Investment Offices (2.3%)
Plum Creek Timber Co., Inc. REIT	125,000	4,981
Rayonier, Inc.	125,000	5,131
Insurance (1.3%)
American International Group, Inc.	80,000	5,733
Life Insurance (0.5%)
Genworth Financial, Inc.-Class A	65,000	2,224
Lumber & Wood Products (0.5%)
Louisiana-Pacific Corp.	100,000	2,153
Mining (0.5%)
Fording Canadian Coal Trust	110,000	2,282
Motion Pictures (6.3%)
Time Warner, Inc.	1,300,000	28,314
Oil & Gas Extraction (2.8%)
Anadarko Petroleum Corp.	110,000	4,787
Chesapeake Energy Corp.	49,800	1,447
EOG Resources, Inc.	100,000	6,245

	Shares	Value
Paper & Allied Products (0.6%)
Kimberly-Clark Corp.	40,000	$2,718
Petroleum Refining (7.0%)
BP PLC, ADR	175,000	11,742
Exxon Mobil Corp.	75,000	5,747
Marathon Oil Corp.	80,000	7,400
Murphy Oil Corp.	70,000	3,560
Valero Energy Corp.	57,500	2,942
Pharmaceuticals (9.0%)
Bristol-Myers Squibb Co.	725,000	19,082
Merck & Co., Inc.	430,000	18,748
Schering-Plough Corp.	100,000	2,364
Railroads (0.8%)
Union Pacific Corp.	40,000	3,681
Savings Institutions (4.0%)
Washington Mutual, Inc.	395,000	17,969
Security & Commodity Brokers (8.2%)
AllianceBernstein Holding, LP	350,000	28,140
Jefferies Group, Inc.	125,000	3,353
Raymond James Financial, Inc.	150,000	4,547
T. Rowe Price Group, Inc.	20,000	875
Telecommunications (1.2%)
Sprint Nextel Corp.	275,000	5,195
Tobacco Products (1.9%)
Loews Corp.- Carolina Group	134,000	8,672
Total Common Stocks (cost: $239,649)		323,062
Total Investment Securities (cost: $354,759)#		$437,378
	Contracts t	Value
WRITTEN OPTIONS (–0.4%)
Covered Call Options (–0.1%)
Altria Group, Inc.	600	$(7)
Call Strike $90.00
Expires 01/20/2007
Altria Group, Inc. Call Strike $100.00 Expires 01/19/2008	500	(66)
Disney (Walt) Co. (The) Call Strike $32.50 Expires 04/21/2007	700	(206)
Genworth Financial, Inc.-Class A Call Strike $35.00 Expires 06/16/2007	450	(83)
Jefferies Group, Inc. Call Strike $30.00 Expires 04/21/2007	496	(37)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 6

Transamerica Value Balanced

SCHEDULE OF INVESTMENTS v (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Contracts t	Value
Covered Call Options (continued)
Louisiana-Pacific Corp.	500	$(12)
Call Strike $22.50
Expires 01/20/2007
Louisiana-Pacific Corp. Call Strike $22.50 Expires 02/17/2007	500	(32)
Marathon Oil Corp. Call Strike $105.00 Expires 04/21/2007	500	(105)
PNC Financial Services Group, Inc. Call Strike $80.00 Expires 01/20/2007	550	(3)
Praxair, Inc. Call Strike $70.00 Expires 07/21/2007	450	(26)
Sprint Nextel Corp. Call Strike $22.50 Expires 02/17/2007	3,000	(15)
T. Rowe Price Group, Inc. Call Strike $50.00 Expires 04/21/2007	200	(7)
Put Options (–0.3%)
American International Group, Inc. Put Strike $55.00 Expires 01/19/2008	1,600	(72)
Chesapeake Energy Corp. Put Strike $27.50 Expires 01/20/2007	750	(13)
Cia Vale Do Rio Doce Put Strike $17.50 Expires 01/20/2007	3,400	(17)
Cia Vale Do Rio Doce Put Strike $25.00 Expires 06/16/2007	2,000	(150)
Cisco Systems, Inc. Put Strike $15.00 Expires 01/19/2008	3,000	(38)
Colgate-Palmolive Co. Put Strike $50.00 Expires 01/20/2007	560	(3)
Dominion Resources, Inc. Put Strike $70.00 Expires 01/20/2007	450	(2)
Duke Energy Corp. Put Strike $25.00 Expires 01/20/2007	1,000	(5)

	Contracts t	Value
Put Options (continued)
Duke Energy Corp.	110	$(1)
Put Strike $27.50
Expires 01/20/2007
Fannie Mae Put Strike $45.00 Expires 01/20/2007	1,100	(6)
Fannie Mae Put Strike $55.00 Expires 06/16/2007	1,100	(179)
General Electric Co. Put Strike $32.50 Expires 01/20/2007	1,500	(8)
General Maritime Co. Put Strike $30.00 Expires 02/17/2007	875	(15)
General Maritime Co. Put Strike $35.00 Expires 02/17/2007	875	(92)
Jefferies Group, Inc. Put Strike $25.00 Expires 07/21/2007	1,750	(249)
Kimberly-Clark Corp. Put Strike $55.00 Expires 01/20/2007	400	(2)
Pfizer, Inc. Put Strike $25.00 Expires 03/17/2007	4,000	(220)
Pfizer, Inc. Put Strike $20.00 Expires 01/19/2008	2,100	(84)
Phelps Dodge Corp. Put Strike $75.00 Expires 01/20/2007	300	(2)
Schering-Plough Corp. Put Strike $15.00 Expires 01/20/2007	1,500	(8)
Valero Energy Corp. Put Strike $55.00 Expires 01/20/2007	575	(230)
Washington Mutual, Inc. Put Strike $40.00 Expires 01/20/2007	2,100	(6)
Total Written Options (premiums: $4,266)		$(2,001)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 7

Transamerica Value Balanced

SCHEDULE OF INVESTMENTS v (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

v  Substantially all of the Fund's securities are pledged as collateral by the custodian for the listed short index option contracts written by the Fund.

*  Floating or variable rate note. Rate is listed as of December 31, 2006.

(a)  The security has a perpetual maturity. The date shown is the next call date.

(b)  Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of December 31, 2006.

‡  Non-income producing.

t  Contract amounts are not in thousands.

#  Aggregate cost for federal income tax purposes is $354,346. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $88,209 and $5,177, respectively. Net unrealized appreciation for tax purposes is $83,032.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $8,850 or 2.0% of the net assets of the Fund.

ADR  American Depositary Receipt

FHA  Federal Housing Administration

REIT  Real Estate Investment Trust

VA  Veterans Affairs

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 8

Transamerica Value Balanced

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $354,759)	$437,378
Cash	11,905
Receivables:
Shares sold	86
Interest	1,150
Dividends	649
Dividend reclaims receivable	1
451,169
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	699
Management and advisory fees	287
Service fees	1
Administration fees	8
Written options (premiums $4,266)	2,001
Other	113
3,109
Net Assets	$448,060
Net Assets Consist of:
Capital stock ($.01 par value)	$323
Additional paid-in capital	346,983
Undistributed (accumulated) net investment income (loss)	12,020
Undistributed (accumulated) net realized gain (loss) from investment securities and written options	3,850
Net unrealized appreciation (depreciation) on:
Investment securities	82,619
Written option contracts	2,265
Net Assets	$448,060
Net Assets by Class:
Initial Class	$441,492
Service Class	6,568
Shares Outstanding:
Initial Class	31,801
Service Class	459
Net Asset Value and Offering Price Per Share:
Initial Class	$13.88
Service Class	14.31

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $14)	$8,769
Interest	7,184
15,953
Expenses:
Management and advisory fees	3,391
Printing and shareholder reports	149
Custody fees	59
Administration fees	90
Legal fees	9
Audit fees	17
Trustees fees	34
Service fees:
Service Class	14
Other	9
Total expenses	3,772
Net Investment Income (Loss)	12,181
Net Realized Gain (Loss) from:
Investment securities	12,688
Written option contracts	4,512
17,200
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	34,622
Written option contracts	336
34,958
Net Realized and Unrealized Gain (Loss) on Investment Securities and Written Options	52,158
Net Increase (Decrease) in Net Assets Resulting from Operations	$64,339

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 9

Transamerica Value Balanced

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$12,181	$11,385
Net realized gain (loss) from investment securities and written options	17,200	27,525
Change in unrealized appreciation (depreciation) on investment securities and written options	34,958	(9,412)
	64,339	29,498
Distributions to Shareholders:
From net investment income:
Initial Class	(11,258)	(12,398)
Service Class	(127)	(122)
	(11,385)	(12,520)
From net realized gains:
Initial Class	(17,068)	(36,578)
Service Class	(210)	(373)
	(17,278)	(36,951)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	15,807	10,968
Service Class	2,851	2,880
	18,658	13,848
Dividends and distributions reinvested:
Initial Class	28,326	48,976
Service Class	337	495
	28,663	49,471
Cost of shares redeemed:
Initial Class	(100,749)	(102,764)
Service Class	(2,334)	(1,666)
	(103,083)	(104,430)
	(55,762)	(41,111)
Net increase (decrease) in net assets	(20,086)	(61,084)
Net Assets:
Beginning of year	468,146	529,230
End of year	$448,060	$468,146
Undistributed (accumulated) net investment income (loss)	$12,020	$11,385

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	1,189	836
Service Class	208	212
	1,397	1,048
Shares issued-reinvested from distributions:
Initial Class	2,225	3,982
Service Class	26	39
	2,251	4,021
Shares redeemed:
Initial Class	(7,567)	(7,841)
Service Class	(170)	(124)
	(7,737)	(7,965)
Net increase (decrease) in shares outstanding:
Initial Class	(4,153)	(3,023)
Service Class	64	127
	(4,089)	(2,896)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 10

Transamerica Value Balanced

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended(b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$12.88	$0.36	$1.52	$1.88	$(0.35)	$(0.53)	$(0.88)	$13.88
	12/31/2005	13.48	0.31	0.51	0.82	(0.36)	(1.06)	(1.42)	12.88
	12/31/2004	12.41	0.36	0.86	1.22	(0.15)	–	(0.15)	13.48
	12/31/2003	10.66	0.30	1.81	2.11	(0.36)	–	(0.36)	12.41
	12/31/2002	13.29	0.33	(2.20)	(1.87)	(0.28)	(0.48)	(0.76)	10.66
Service Class	12/31/2006	13.25	0.34	1.57	1.91	(0.32)	(0.53)	(0.85)	14.31
	12/31/2005	13.86	0.28	0.52	0.80	(0.35)	(1.06)	(1.41)	13.25
	12/31/2004	12.74	0.37	0.87	1.24	(0.12)	–	(0.12)	13.86
	12/31/2003	11.08	0.18	1.52	1.70	(0.04)	–	(0.04)	12.74

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	15.27%	$441,492	0.83%	2.70%	41%
	12/31/2005	6.59	462,906	0.85	2.34	58
	12/31/2004	9.96	525,519	0.84	2.88	98
	12/31/2003	20.16	249,184	0.82	2.68	53
	12/31/2002	(13.82)	247,459	0.83	2.84	123
Service Class	12/31/2006	15.04	6,568	1.08	2.45	41
	12/31/2005	6.21	5,240	1.10	2.09	58
	12/31/2004	9.83	3,711	1.10	2.81	98
	12/31/2003	15.40	462	1.09	2.26	53

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica Value Balanced (the "Fund") share classes commenced operations as follows:

Initial Class – January 3, 1995

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 11

Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Value Balanced (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $25 are included in net realized gains in the Statement of Operations.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 12

Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

contracts; the possibility of an illiquid market; and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

The underlying face amounts of open contracts at December 31, 2006 are listed in the Schedule of Investments.

Transactions in written call and put options were as follows:

	Premium	Contracts*
Balance at December 31, 2005	$2,834	18,703
Sales	7,201	62,826
Closing Buys	–	–
Expirations	(4,512)	(33,671)
Exercised	(1,257)	(8,367)
Balance at December 31, 2006	$4,266	39,491

*  Contracts not in thousands

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $500 million of ANA
0.65% of the next $500 million of ANA
0.60% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 13

Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $22. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $19. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$84,580
U.S. Government	96,001
Proceeds from maturities and sales of securities:
Long-Term	114,270
U.S. Government	106,118

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, investment in partnership and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	(161)
Undistributed (accumulated) net realized gain (loss) from investment securities	161

The capital loss carryforward is available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$2,049	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2006 was $10,346.

The capital loss carryforwards are available to offset future realized gains, subject to certain limitations under the Internal Revenue Code, through the periods listed.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 14

Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$14,420
Long-term Capital Gain	35,051
2006 Distributions paid from:
Ordinary Income	11,385
Long-term Capital Gain	17,278

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$12,950
Undistributed Long-term Capital Gain	$4,556
Capital Loss Carryforward	$(2,049)
Net Unrealized Appreciation (Depreciation)	$85,297	*

*  Amount includes unrealized appreciation (depreciation) on written options.

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica Value Balanced:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Value Balanced (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 16

Transamerica Value Balanced

SUPPLEMENT TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $17,278 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 17

Transamerica Value Balanced

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Transamerica Value Balanced (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio against a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser had generally achieved strong investment performance, noting that the performance of the Portfolio was very competitive compared to its peers over the past one-, two- and three-year periods, and competitive compared to its peers over the past five- and ten-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. The Board noted that, although the management fees and total expense ratio of the Portfolio are higher than the average of its peers, the Portfolio had recently achieved strong performance compared to peer funds. Also, the Board requested that management attempt to lower the Portfolio's advisory and sub-advisory fees during the upcoming year. On the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 18

Transamerica Value Balanced (continued)

services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' (including TIM) service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including "soft dollar" benefits it receives. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintain the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders. The Board also considered the long-term prospects of the Portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

Transamerica Value Balanced 19

Van Kampen Active International Allocation

MARKET ENVIRONMENT

For international equity markets, 2006 had a nice start and finish, with decent gains in the first and fourth quarters. However, the intervening six months were disappointing. The Morgan Stanley Capital International Europe, Australia and Far East Index's ("MSCI-EAFE") performance for these two middle quarters was modestly positive, but local currency strength camouflaged weak equity markets and the return in local currency terms for this period was flat.

For the year as a whole, the MSCI-EAFE gained 26.86% in 2006 led by Europe, then Asia ex-Japan and finally, to cap a weak year, Japan. In fact, most of Japan's performance was delivered in the fourth quarter. The strength of local currencies heavily subsidized international market returns, with almost half coming from local currency appreciation. The euro gained in 2006, as did the United Kingdom sterling, the Australian dollar and the Singapore dollar. Within MSCI-EAFE, only the Japanese yen did not rise against the U.S. dollar.

2006 saw U.S. growth decelerate in the second half of the year as contractions in housing and automotive production took significant chunks out of aggregate gross domestic product. Corporations also appear to have become more cautious on spending in recent months, possibly in anticipation of a consumer slowdown. However, contrary to bearish predictions, U.S. real personal consumption did not appear to be declining precipitously as growth continued to hover around 3%.

Much of the rest of the world retained a robust pace of growth in 2006. Europe's economies were a surprise on the upside throughout the year as corporate expansion appears to be in the process of becoming a later cycle consumer upswing. Emerging market economies, particularly China and India, also continued their impressive pace of structural growth. Japan was somewhat of a disappointment in 2006, as consumer spending has not accelerated as some observers expected.

PERFORMANCE

For the year ended December 31, 2006, Van Kampen Active International Allocation, Initial Class returned 23.51%. By comparison its benchmark, the MSCI-EAFE, returned 26.86%.

STRATEGY REVIEW

The portfolio seeks long-term capital appreciation by allocating among countries (primarily EAFE countries) and sectors. We purchase optimized baskets of stocks designed to broadly replicate local market returns. We believe the key determinant of successful international equity investment is the choice of country and/or market sector. Hence, our investment approach is top-down, allowing our investment team to consistently add value by focusing primarily on 35 countries and/or sectors rather than attempting to follow 2,000 or more corporations. We also invest to a limited extent in certain emerging market countries when we feel they are attractively valued.

Europe, in which the portfolio held an underweight, significantly outperformed Japan during the period. Although Japan did outperform in the latter half of the fourth quarter, it was too little, too late. Furthermore, overweights to Hong Kong, Singapore and the emerging markets all contributed positively to the portfolio's performance but were not enough to offset the negative impacts of Europe and Japan.

Ann D. Thivierge

Portfolio Manager
Morgan Stanley Investment Management Inc.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 1

Van Kampen Active International Allocation

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	23.51%	12.45%	5.91%	6.15%	4/8/91
MSCI-EAFE[1]	26.86%	15.45%	8.07%	8.12%	4/8/91
Service Class	23.18%	–	–	23.34%	5/1/03

NOTES

1  The Morgan Stanley Capital International – Europe, Australasia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the Portfolio's sub-adviser since May 1, 2002, prior to that date T. Rowe Price Associates, Inc. managed the portfolio and the performance prior to May 1, 2002 is attributable to that firm.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 2

Van Kampen Active International Allocation

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,132.10	0.94%	$5.05
Hypothetical (b)	1,000.00	1,020.47	0.94	4.79
Service Class
Actual	1,000.00	1,131.70	1.19	6.39
Hypothetical (b)	1,000.00	1,019.21	1.19	6.06

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At December 31, 2006

This chart shows the percentage breakdown by region of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 3

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS ( 0.1%)
Mexico (0.1%)
Fomento Economico Mexicano SA de CV	13,000	$150
United Kingdom (0.0%)
Berkeley Group Holdings PLC ‡	1,109	37
Total Convertible Preferred Stocks (cost: $131)		187
PREFERRED STOCKS ( 1.5%)
Brazil (1.2%)
Aracruz Celulose SA–Class B	7,497	46
Banco Bradesco SA	7,000	284
Banco Itau Holding Financeira SA	3,920	142
Brasil Telecom Participacoes SA	4,562,514	39
Centrais Eletricas Brasileiras SA–Class B	2,161,988	49
Cia de Bebidas das Americas	317,986	157
Cia Energetica de Minas Gerais	1,885,500	93
Cia Vale do Rio Doce–Class A	24,440	619
Contax Participacoes SA	4,715	4
Embratel Participacoes SA	4,810,936	16
Gerdau SA	6,875	113
Klabin SA	12,500	31
Petroleo Brasileiro SA	44,000	1,026
Sadia SA	9,000	30
Tele Norte Leste Participacoes SA	5,631	84
Usinas Siderurgicas de Minas Gerais SA–Class A	3,000	113
Vivo Participacoes SA ‡	13,563	56
Votorantim Celulose e Papel SA	703	14
Germany (0.3%)
Henkel KGaA	1,587	233
Porsche AG	188	239
RWE AG	956	91
Volkswagen AG	2,424	181
Russia (0.0%)
Surgutneftegaz, ADR	1,100	123
Total Preferred Stocks (cost: $2,360)		3,783
COMMON STOCKS ( 86.1%)
Australia (3.9%)
AGL Energy, Ltd. ‡	5,245	67
Alinta, Ltd.	3,028	28
Alumina, Ltd.	29,755	149
Amcor, Ltd.	23,105	132
AMP, Ltd.	15,002	119
Ansell, Ltd.	1,835	16
Australia & New Zealand Banking Group, Ltd.	16,310	363
BHP Billiton, Ltd.	92,000	1,835
BlueScope Steel, Ltd.	19,489	132
Boral, Ltd.	15,307	92	\
Brambles, Ltd. ‡	11,167	113

	Shares	Value
Australia (continued)
Caltex Australia, Ltd.	10,136	$184
Coca-Cola Amatil, Ltd.	6,040	37
Coles Group, Ltd.	12,117	134
Commonwealth Bank of Australia	13,478	526
CSL, Ltd.	808	42
CSR, Ltd.	24,831	73
Foster's Group, Ltd.	23,028	126
Insurance Australia Group, Ltd.	19,171	96
John Fairfax Holdings, Ltd.	11,649	44
Leighton Holdings, Ltd.	2,026	32
Lend Lease Corp, Ltd. (a)	5,605	81
Macquarie Bank, Ltd.	2,358	147
Macquarie Infrastructure Group (a)	26,280	72
Mayne Group, Ltd.	10,157	30
Mayne Pharma, Ltd.	10,157	33
National Australia Bank, Ltd.	18,067	575
Newcrest Mining, Ltd.	8,522	177
OneSteel, Ltd.	14,572	54
Orica, Ltd.	7,346	141
Origin Energy, Ltd.	72,622	473
PaperlinX, Ltd.	11,828	37
QBE Insurance Group, Ltd.	7,831	178
Rinker Group, Ltd.	24,421	347
Rio Tinto, Ltd.	7,980	467
Santos, Ltd.	53,330	415
Sonic Healthcare, Ltd.	1,548	18
Stockland	413	3
Suncorp-Metway, Ltd.	6,220	100
Sydney Roads Group	8,760	9
Tabcorp Holdings, Ltd.	4,577	61
Telstra Corp., Ltd.	24,350	79
Toll Holdings, Ltd.	2,862	41
Transurban Group	6,891	41
Wesfarmers, Ltd.	4,239	125
Westpac Banking Corp.	19,060	364
Woodside Petroleum, Ltd.	29,175	876
Woolworths, Ltd.	11,675	220
Austria (1.0%)
Andritz AG	257	56
Bank Austria Creditanstalt AG	848	134
Boehler-Uddeholm AG	1,284	90
Erste Bank der Oesterreichischen Sparkassen AG	6,783	519
Flughafen Wien AG	386	38
IMMOFINANZ Immobilien Anlagen AG ‡	12,478	178
Mayr-Melnhof Karton AG	157	29
Meinl European Land, Ltd. ‡	4,095	105
OMV AG	5,992	339

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 4

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Austria (continued)
Raiffeisen International Bank Holding AG	1,000	$152
Telekom Austria AG	11,766	314
Verbund - Oesterreichische Elektrizitaetswirtschafts AG–Class A	2,330	124
Voestalpine AG	2,600	146
Wiener Staedtische Allgemeine Versicherung AG	821	58
Wienerberger AG	2,178	129
Belgium (0.9%)
AGFA-Gevaert NV	971	25
Bekaert SA	84	10
Belgacom SA	1,604	71
Delhaize Group	487	41
Dexia	14,853	406
Fortis	25,323	1,079
InBev	239	16
KBC Groupe (a)	2,042	250
Solvay SA	992	152
UCB SA	1,721	118
Umicore	422	72
Bermuda (0.4%)
Cheung Kong Infrastructure Holdings, Ltd.	19,000	59
China Water Affairs Group, Ltd. ‡	110,000	42
Esprit Holdings, Ltd.	31,500	352
Frontline, Ltd.	800	26
Kerry Properties, Ltd.	14,385	67
Li & Fung, Ltd.	61,600	192
NWS Holdings, Ltd.	19,214	44
Ship Finance International, Ltd.	426	10
Yue Yuen Industrial Holdings	20,000	64
Brazil (0.2%)
Arcelor Brasil SA	2,964	58
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	650	22
Cia de Bebidas das Americas	67,196	30
Cia de Concessoes Rodoviarias	4,000	54
Cia Siderurgica Nacional SA	744	22
Empresa Brasileira de Aeronautica SA	6,979	72
Gol Linhas Aereas Inteligentes SA, ADR †	1,800	52
Souza Cruz SA	3,500	62
Uniao de Bancos Brasileiros SA, GDR †	1,450	135
Cayman Islands (0.1%)
Hopewell Highway Infrastructure, Ltd.	76,425	66
Hutchison Telecommunications International, Ltd. ‡	46,000	116
Kingboard Chemicals Holdings Co., Ltd.	23,000	90
Wasion Meters Group, Ltd.	43,225	15

	Shares	Value
China (1.2%)
Air China, Ltd.–Class H	70,000	$38
Aluminum Corp. of China, Ltd.	72,000	67
Angang New Steel Co.–Class H	2,000	3
Anhui Expressway Co.–Class H	118,000	95
Bank of China, Ltd. ‡	375,000	206
Bank of Communications Co., Ltd.–Class H	246,000	299
China Construction Bank–Class H (b)	561,977	358
China Life Insurance Co., Ltd.–Class H	123,000	420
China National Building Material Co., Ltd.	102,100	66
China Petroleum & Chemical Corp.–Class H	286,000	265
China Shenhua Energy Co., Ltd.–Class H	58,500	141
China Shipping Development Co., Ltd.–Class H	28,973	44
China Telecom Corp., Ltd.–Class H	272,000	149
COSCO Holdings–Class H	54,500	36
Datang International Power Generation Co., Ltd.	32,000	33
Dongfeng Motor Group Co., Ltd.–Class H ‡	42,971	21
Guangzhou R&F Properties Co., Ltd.–Class H	18,000	39
Huaneng Power International Inc. –Class H	72,000	64
Jiangxi Copper Co., Ltd.	25,000	25
PetroChina Co., Ltd.–Class H	270,000	383
Ping An Insurance Group Co. of China, Ltd.	22,000	122
Shanghai Electric Group Corp.–Class H	14,000	6
Sichuan Expressway Co., Ltd.–Class H	196,000	38
Sinopec Shanghai Petrochemical Co., Ltd.–Class H	10,000	5
Yanzhou Coal Mining Co., Ltd.	38,000	31
Zhejiang Expressway Co., Ltd.–Class H	10,000	8
Zijin Mining Group Co., Ltd.	54,000	38
Denmark (0.5%)
Danske Bank A/S	13,439	597
DSV A/S	300	55
GN Store Nord	4,900	72
Novo Nordisk A/S–Class B	3,650	304
Novozymes A/S–Class B	786	68
Vestas Wind Systems A/S ‡ †	2,300	97
Egypt (0.1%)
Orascom Telecom Holding SAE	2,248	149
Finland (0.9%)
Cargotec Corp.	646	36
Fortum Oyj	4,428	126
Kesko Oyj–Class B	2,181	115
Kone Oyj	1,292	73
Metso Oyj	3,581	181
Neste Oil Oyj	1,107	34
Nokia Oyj	42,358	865
Outokumpu Oyj	2,264	89
Rautaruukki Oyj	1,488	59
Sampo Oyj	5,254	141

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 5

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Finland (continued)
Stora Enso Oyj–Class R	9,824	$155
Tietoenator Oyj †	1,767	57
UPM-Kymmene Oyj	8,551	216
Uponor Oyj	495	19
Wartsila Oyj–Class B	796	43
France (6.6%)
Accor SA	3,853	298
Air Liquide	1,898	450
Alcatel-Lucent †	20,707	298
Alstom ‡	1,584	215
Arkema ‡	812	42
Atos Origin ‡	183	11
AXA	36,831	1,490
BNP Paribas	16,153	1,760
Bouygues	4,023	258
Business Objects SA ‡	555	22
Cap Gemini SA	1,993	125
Carrefour SA	7,048	427
Casino Guichard Perrachon SA	764	71
Cie de Saint-Gobain	4,028	338
Cie Generale D'Optique Essilor International SA	706	76
CNP Assurances	1,406	157
Credit Agricole SA	6,033	253
Dassault Systemes SA	517	27
France Telecom SA	21,244	587
Gecina SA REIT	715	137
Groupe Danone	2,627	398
Hermes International	297	37
Imerys SA	521	46
Klepierre REIT	603	114
Lafarge SA	2,773	412
Lagardere S.C.A.	1,411	113
L'Oreal SA	586	59
LVMH Moet Hennessy Louis Vuitton SA	2,442	257
Michelin (C.G.D.E.)–Class B	1,068	102
Neopost SA	581	73
Pernod-Ricard	101	23
Peugeot SA	1,217	81
PPR SA	635	95
Publicis Groupe	938	40
Renault SA	1,252	150
Safran SA	814	19
Sanofi-Aventis	14,416	1,330
Schneider Electric SA	2,796	310
Societe BIC SA	377	26
Societe Generale–Class A	6,193	1,050
Societe Television Francaise 1	1,155	43

	Shares	Value
France (continued)
Sodexho Alliance SA	2,055	$129
Suez SA ‡	1,004	–	o
Suez SA	9,187	475
Technip SA †	796	55
Thales SA	1,604	80
Thomson Multimedia SA	2,434	48
Total SA	32,488	2,341
Unibail REIT (a)†	975	238
Valeo SA	886	37
Veolia Environnement	1,864	144
Vinci SA †	1,842	235
Vivendi Universal SA	8,819	344
Zodiac SA	138	9
Germany (8.9%)
Adidas AG	5,468	272
Allianz AG	10,035	2,048
Altana AG	1,859	115
BASF AG	13,796	1,343
Bayer AG	12,009	644
Beiersdorf AG	1,338	87
Celesio AG	2,110	113
Commerzbank AG	15,194	578
Continental AG	3,372	392
DaimlerChrysler AG	21,005	1,296
Deutsche Bank AG	12,722	1,700
Deutsche Boerse AG	2,624	482
Deutsche Lufthansa AG	5,916	163
Deutsche Post AG	18,522	558
Deutsche Postbank AG	1,360	115
Deutsche Telekom AG	73,677	1,345
E.ON AG	15,956	2,164
Fresenius Medical Care AG	1,651	220
Heidelberger Druckmaschinen	1,350	64
Hochtief AG	1,439	105
Hypo Real Estate Holding	3,512	221
KarstadtQuelle AG ‡	2,034	59
Linde AG	2,003	207
Man AG	4,022	363
Merck KGaA	1,298	134
Metro AG	3,703	236
Muenchener Rueckversicherungs AG	5,059	870
Puma AG Rudolf Dassler Sport	324	126
RWE AG	10,703	1,178
SAP AG †	22,964	1,219
Siemens AG	20,798	2,061
Suedzucker AG	1,922	46
ThyssenKrupp AG	9,410	443

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 6

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Germany (continued)
TUI AG †	5,942	$119
Volkswagen AG †	4,066	461
Greece (0.3%)
Alpha Bank A.E.	5,975	180
EFG Eurobank Ergasias SA	2,998	108
National Bank of Greece SA	5,427	250
OPAP SA	2,900	112
Titan Cement Co. SA	900	49
Hong Kong (2.6%)
Bank of East Asia, Ltd.	51,070	289
BOC Hong Kong Holdings, Ltd.	121,000	328
Cathay Pacific Airways, Ltd.	34,000	84
Cheung Kong Holdings, Ltd. (a)	50,000	616
China Mobile Hong Kong, Ltd.	41,000	354
CLP Holdings, Ltd.	57,500	425
Guangdong Investment, Ltd.	194,000	88
Hang Lung Properties, Ltd.	63,000	158
Hang Seng Bank, Ltd.	23,500	321
Harbin Power Equipment	76,000	87
Henderson Land Development	24,000	134
Hong Kong & China Gas	125,000	281
Hong Kong Exchanges and Clearing, Ltd.	35,000	385
HongKong Electric Holdings	46,000	225
Hopewell Holdings, Ltd.	21,000	74
Hutchison Whampoa, Ltd.	68,900	700
Hysan Development Co., Ltd.	22,144	58
Johnson Electric Holdings, Ltd.	52,500	36
Link (The) REIT (a)	54,500	112
MTR Corp.	47,415	119
New World Development, Ltd.	77,589	156
PCCW, Ltd. (a)	123,200	75
Shangri-La Asia, Ltd.	35,071	90
Sino Land Co.	41,019	96
Sun Hung Kai Properties, Ltd.	43,000	494
Swire Pacific, Ltd.–Class A	30,000	322
Techtronic Industries Co.	31,000	40
Television Broadcasts, Ltd.	10,000	61
Wharf Holdings, Ltd.	41,000	152
India (0.6%)
ABB, Ltd. India	133	11
Associated Cement Co., Ltd.	254	6
Bajaj Auto, Ltd.	267	16
Bharat Forge, Ltd.	856	7
Bharat Heavy Electricals	581	30
Bharti Televentures ‡	19,698	280
Cipla, Ltd.	1,590	9
Dr. Reddy's Laboratories, Ltd.	874	16

	Shares	Value
India (continued)
GAIL India, Ltd.	2,229	$13
Glenmark Pharmaceuticals, Ltd.	528	7
Grasim Industries, Ltd.	315	20
Gujarat Ambuja Cements, Ltd.	4,300	14
HDFC Bank, Ltd.	1,661	40
Hero Honda Motors, Ltd.	709	12
Hindalco Industries, Ltd.	4,700	18
Hindustan Lever, Ltd.	7,022	34
Housing Development Finance Corp.	1,569	58
ICICI Bank, Ltd.	5,378	108
I-Flex Solutions, Ltd.	156	7
Infosys Technologies, Ltd.	3,393	172
ITC, Ltd.	9,400	37
Larsen & Toubro, Ltd.	889	29
Mahindra & Mahindra, Ltd.	891	18
Maruti Udyog, Ltd.	604	13
Oil & Natural Gas Corp., Ltd.	2,086	41
Ranbaxy Laboratories, Ltd.	1,291	11
Reliance Communication, Ltd. ‡	5,900	63
Reliance Energy, Ltd.	520	6
Reliance Industries, Ltd.	5,538	159
Satyam Computer Services, Ltd.	3,984	44
Sun Pharmaceuticals Industries, Ltd.	407	9
Tata Consultancy Services, Ltd.	1,102	30
Tata Iron & Steel Co., Ltd.	1,147	12
Tata Motors, Ltd.	1,649	34
UTI Bank, Ltd.	1,000	11
Wipro, Ltd.	1,720	23
Wire & Wireless Data ‡m	889	1
Zee News, Ltd. ‡m	804	1
ZEE Telefilms, Ltd.	1,778	12
Indonesia (0.1%)
Telekomunikasi Indonesia Tbk PT	246,500	278
Ireland (0.1%)
Allied Irish Banks PLC	1,400	42
Depfa Bank PLC (a)	8,256	148
Italy (0.5%)
Banca Intesa SpA	27,704	214
Banche Popolari Unite SCRL	2,332	64
Capitalia SpA	2,159	20
Sanpaolo IMI SpA	5,913	137
UniCredito Italiano SpA (a)	82,957	726
Japan (22.0%)
77 Bank, Ltd. (The)	9,000	57
Acom Co., Ltd. (a)	440	15
Advantest Corp.	4,400	252
Aeon Co., Ltd.	9,800	212

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 7

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Japan (continued)
Aeon Credit Service Co., Ltd.	500	$9
Aiful Corp. (a)	425	12
Ajinomoto Co., Inc.	14,000	185
Alps Electric Co., Ltd.	3,300	36
Amada Co., Ltd.	7,000	74
Asahi Breweries, Ltd.	7,100	114
Asahi Glass Co., Ltd. †	26,000	312
Asahi Kasei Corp.	23,000	150
Asatsu-DK, Inc.	300	10
Astellas Pharma, Inc.	10,300	468
Bank of Fukuoka, Ltd. (The)	15,000	109
Bank of Kyoto, Ltd. (The)	7,000	65
Bank of Yokohama, Ltd. (The)	29,000	227
Benesse Corp.	600	23
Bridgestone Corp.	20,000	446
Canon, Inc.	19,850	1,116
Casio Computer Co., Ltd.	8,300	188
Central Japan Railway Co.	30	310
Chiba Bank, Ltd. (The)	18,000	152
Chiyoda Corp.	5,000	98
Chubu Electric Power Co., Inc.	9,400	281
Chugai Pharmaceutical Co., Ltd.	5,402	111
Citizen Watch Co., Ltd.	6,900	53
COMSYS Holdings Corp.	4,000	44
Credit Saison Co., Ltd.	1,100	38
CSK Corp.	1,700	72
Dai Nippon Printing Co., Ltd.	9,000	139
Daicel Chemical Industries, Ltd.	3,000	21
Daiichi Sanyko Co., Ltd.	14,056	439
Daikin Industries, Ltd.	3,800	132
Daimaru, Inc.	5,000	68
Dainippon Ink & Chemical, Inc.	12,000	47
Daito Trust Construction Co., Ltd.	3,100	142
Daiwa House Industry Co., Ltd.	19,000	330
Daiwa Securities Group, Inc.	24,000	269
Denki Kagaku Kogyo KK	7,000	29
Denso Corp.	14,500	574
Dowa Holdings Co Ltd. m	10,000	–	o
Dowa Mining Co., Ltd.	10,000	85
E*Trade Securities Co., Ltd.	32	30
East Japan Railway Co.	71	474
Ebara Corp.	7,000	27
Eisai Co., Ltd.	4,800	263
Familymart Co., Ltd.	1,200	33
Fanuc, Ltd.	4,000	393
Fast Retailing Co., Ltd.	2,000	191
Fuji Electric Holdings Co., Ltd.	4,000	22

	Shares	Value
Japan (continued)
Fuji Soft ABC, Inc.	900	$21
FUJIFILM Holdings Corp.	9,800	402
Fujikura, Ltd.	5,000	44
Fujitsu, Ltd.	36,000	282
Furukawa Electric Co., Ltd. (The) (a)	13,000	82
Hirose Electric Co., Ltd.	600	68
Hitachi Construction Machinery Co., Ltd.	700	19
Hitachi Plant Engineering & Construction Co., Ltd.	14,000	74
Hitachi, Ltd.	65,000	405
Hokuhoku Financial Group, Inc.	29,000	106
Honda Motor Co., Ltd.	40,600	1,601
Hoya Corp.	8,000	312
Ibiden Co., Ltd.	2,400	121
Index Corp.	26	15
Inpex Holdings, Inc. ‡	8	66
Isetan Co., Ltd.	3,800	69
Ishikawajima-Harima Heavy Industries Co., Ltd.	22,000	74
Itochu Corp.	30,000	246
Itochu Techno-Science Corp.	700	37
Japan Airlines System Corp. ‡†	16,000	28
Japan Real Estate Investment Corp. REIT (a)	17	183
Japan Retail Fund Investment REIT (a)	11	90
Japan Tobacco, Inc.	95	458
JFE Holdings, Inc.	7,400	381
JGC Corp.	6,000	103
Joyo Bank, Ltd. (The)	19,000	105
JS Group Corp.	4,700	99
JSR Corp.	2,800	72
Kajima Corp.	27,000	118
Kaneka Corp.	5,000	45
Kansai Electric Power Co. (The), Inc.	18,200	490
Kao Corp.	13,000	350
Kawasaki Heavy Industries, Ltd.	43,000	161
Keihin Electric Express Railway Co., Ltd. †	5,000	34
Keio Corp.	2,000	13
Keyence Corp.	720	178
Kikkoman Corp.	3,000	36
Kintetsu Corp.	31,000	90
Kirin Brewery Co., Ltd.	20,000	314
Kobe Steel, Ltd.	39,000	134
Komatsu, Ltd.	23,000	466
Konami Corp.	2,700	82
Konica Minolta Holdings, Inc. ‡	9,000	127
Kubota Corp.	32,000	296
Kuraray Co., Ltd.	6,500	77
Kurita Water Industries, Ltd.	1,300	28

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 8

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Japan (continued)
Kyocera Corp.	3,200	$301
Kyowa Hakko Kogyo Co., Ltd.	6,011	51
Kyushu Electric Power Co., Inc.	5,200	137
Lawson, Inc.	800	29
Leopalace21 Corp.	2,600	83
Mabuchi Motor Co., Ltd.	500	30
Marubeni Corp.	29,000	147
Marui Co., Ltd.	8,800	103
Matsui Securities Co., Ltd.	3,100	23
Matsushita Electric Industrial Co., Ltd.	45,000	897
Matsushita Electric Works, Ltd.	7,000	81
Meiji Seika Kaisha, Ltd.	3,000	14
Meitec Corp.	300	9
Millea Holdings, Inc.	17,500	617
Minebea Co., Ltd.	8,000	56
Mitsubishi Chemical Holdings Corp.	15,500	98
Mitsubishi Corp.	26,500	498
Mitsubishi Electric Corp.	45,000	410
Mitsubishi Estate Co., Ltd.	24,000	620
Mitsubishi Heavy Industries, Ltd.	76,000	345
Mitsubishi Materials Corp.	35,000	131
Mitsubishi Rayon Co., Ltd.	10,000	67
Mitsubishi Tokyo Financial Group, Inc.	159	1,962
Mitsubishi UFJ Securities Co.	5,000	55
Mitsui & Co., Ltd.	32,000	478
Mitsui Chemicals, Inc.	9,000	69
Mitsui Fudosan Co., Ltd.	17,000	414
Mitsui Mining & Smelting Co., Ltd.	21,000	105
Mitsui O.S.K. Lines, Ltd.	2,000	20
Mitsui Sumitomo Insurance Co., Ltd.	29,000	317
Mitsui Trust Holdings, Inc.	14,000	160
Mitsukoshi, Ltd.	4,000	19
Miura Co., Ltd.	1,600	41
Mizuho Financial Group, Inc.	194	1,384
Murata Manufacturing Co., Ltd.	3,900	263
NEC Corp.	39,000	186
NEC Electronics Corp. ‡†	1,100	32
NET One Systems Co., Ltd.	16	21
NGK Insulators, Ltd.	8,000	123
NGK Spark Plug Co., Ltd.	5,000	94
Nidec Corp.	2,100	162
Nikko Cordial Corp.	16,500	189
Nikon Corp.	6,000	131
Nintendo Co., Ltd.	2,600	674
Nippon Building Fund, Inc. REIT (a)†	17	225
Nippon Electric Glass Co., Ltd.	4,000	84
Nippon Express Co., Ltd.	16,000	87

	Shares	Value
Japan (continued)
Nippon Meat Packers, Inc.	3,000	$33
Nippon Mining Holdings, Inc.	12,500	90
Nippon Oil Corp.	32,000	214
Nippon Paper Group, Inc.	53	200
Nippon Sheet Glass Co., Ltd.	9,000	42
Nippon Steel Corp.	100,000	574
Nippon Telegraph & Telephone Corp.	61	300
Nippon Yusen Kabushiki Kaisha	23,000	168
Nishi-Nippon City Bank, Ltd.	10,000	43
Nissan Chemical Industries, Ltd.	3,000	37
Nissan Motor Co., Ltd.	59,300	713
Nisshin Seifun Group, Inc.	5,500	57
Nissin Food Products Co., Ltd.	1,600	59
Nitto Denko Corp.	4,600	230
Nomura Holdings, Inc.	35,200	663
Nomura Research Institute, Ltd.	600	87
NSK, Ltd.	14,000	138
NTN Corp.	11,000	98
NTT Data Corp.	33	165
NTT DoCoMo, Inc.	80	126
Obayashi Corp.	19,000	123
Obic Co., Ltd.	200	41
Oji Paper Co., Ltd.	22,000	117
Oki Electric Industry Co., Ltd.	12,000	27
Okumura Corp.	5,000	25
Olympus Corp.	3,000	94
Omron Corp.	4,300	122
Onward Kashiyama Co., Ltd.	3,000	38
Oracle Corp.	1,000	46
Oriental Land Co., Ltd.	1,400	73
Osaka Gas Co., Ltd.	42,000	156
Pioneer Corp.	3,100	43
Promise Co., Ltd. (a)	600	19
Resona Holdings, Inc. †	95	259
Ricoh Co., Ltd.	12,000	245
Rohm Co., Ltd.	3,200	318
Sanken Electric Co., Ltd.	3,000	37
Sanyo Electric Co., Ltd. ‡†	36,000	46
Secom Co., Ltd.	3,000	155
Seiko Epson Corp.	2,400	58
Sekisui Chemical Co., Ltd.	7,000	56
Sekisui House, Ltd.	21,000	305
Seven & I Holdings Co., Ltd.	14,960	465
Sharp Corp.	19,000	327
Shimachu Co., Ltd.	1,200	35
Shimamura Co., Ltd.	500	57
Shimano, Inc.	1,700	49

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 9

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Japan (continued)
Shimizu Corp.	20,000	$100
Shin-Etsu Chemical Co., Ltd.	8,100	542
Shinko Securities Co., Ltd.	9,000	35
Shinsei Bank, Ltd.	25,000	147
Shionogi & Co., Ltd.	6,000	118
Shiseido Co., Ltd.	6,000	130
Shizuoka Bank, Ltd. (The) †	15,000	149
Showa Denko KK	12,000	46
Showa Shell Sekiyu KK	1,700	19
SMC Corp.	1,400	198
Softbank Corp. †	19,200	373
Sompo Japan Insurance, Inc.	19,000	232
Sony Corp.	15,500	663
Stanley Electric Co., Ltd.	1,000	20
Sumitomo Bakelite Co., Ltd.	3,000	21
Sumitomo Chemical Co., Ltd.	27,000	209
Sumitomo Corp.	20,000	299
Sumitomo Electric Industries, Ltd.	14,000	219
Sumitomo Heavy Industries, Ltd.	9,000	94
Sumitomo Metal Industries, Ltd.	57,000	247
Sumitomo Metal Mining Co., Ltd.	21,000	269
Sumitomo Mitsui Financial Group, Inc.	121	1,239
Sumitomo Realty & Development Co., Ltd.	8,000	256
Sumitomo Trust & Banking Co., Ltd. (The)	30,000	314
T&D Holdings, Inc.	5,500	363
Taiheiyo Cement Corp.	12,000	47
Taisei Corp.	27,000	82
Taisho Pharmaceutical Co., Ltd.	2,911	53
Taiyo Yuden Co., Ltd.	1,000	18
Takashimaya Co., Ltd.	8,000	113
Takeda Pharmaceutical Co., Ltd.	17,000	1,166
Takefuji Corp. (a)	730	29
TDK Corp.	2,400	191
Teijin, Ltd.	16,000	98
Terumo Corp.	4,200	165
THK Co., Ltd.	800	21
TIS, Inc.	800	19
Tobu Railway Co., Ltd.	17,000	82
Toho Co., Ltd.	800	14
Tohoku Electric Power Co., Inc.	8,300	207
Tokyo Broadcasting System, Inc.	2,100	70
Tokyo Electric Power Co. (The), Inc.	28,900	934
Tokyo Electron, Ltd.	4,800	378
Tokyo Gas Co., Ltd.	46,000	244
Tokyo Tatemono Co., Ltd.	6,000	67
Tokyu Corp.	20,000	128

	Shares	Value
Japan (continued)
TonenGeneral Sekiyu KK †	8,000	$79
Toppan Printing Co., Ltd.	8,000	88
Toray Industries, Inc.	23,000	172
Toshiba Corp.	55,000	358
Tosoh Corp.	8,000	35
Toto, Ltd.	11,000	110
Toyo Seikan Kaisha, Ltd.	3,100	51
Toyota Industries Corp.	2,100	96
Toyota Motor Corp.	65,600	4,382
Trend Micro, Inc. ‡†	2,500	73
Uni-Charm Corp.	400	24
Uniden Corp.	1,000	7
UNY Co., Ltd.	1,000	13
Ushio Inc.	1,000	21
West Japan Railway Co.	4	17
Yahoo! Japan Corp.	392	156
Yamada Denki Co., Ltd.	2,200	186
Yamaha Corp.	1,900	40
Yamaha Motor Co., Ltd.	700	22
Yamato Transport Co., Ltd.	5,000	77
Yamazaki Baking Co., Ltd.	1,000	10
Yokogawa Electric Corp.	4,100	65
Malaysia (0.0%)
IJM Corp. Berhad	26,000	54
Mexico (1.1%)
Alfa SAB de CV	6,000	40
America Movil SA de CV–Class L	472,900	1,064
Cemex SA B de CV ‡	113,000	382
Coca-Cola Femsa SA de CV–Class L	4,000	15
Corporacion Geo SAB de CV ‡	8,000	40
Grupo Carso SA de CV–Class A1	15,000	55
Grupo Financiero Banorte SA de CV–Class O	23,000	90
Grupo Mexico SA de CV–Class B	21,000	77
Grupo Modelo SA–Class C	11,000	61
Grupo Televisa SA–Class CPO	41,000	222
Kimberly-Clark de Mexico de CV–Class A	9,000	41
Telefonos de Mexico SA de CV–Class L	236,000	334
Urbi Desarrollos Urbanos SA de CV ‡	6,000	22
Wal-Mart de Mexico SA de CV–Class V	71,000	312
Netherlands (3.1%)
ABN AMRO Holding NV	37,196	1,194
Akzo Nobel NV	4,316	263
Corio NV REIT	1,397	114
Euronext NV	2,611	308
European Aeronautic Defense and Space Co.	3,760	129
Heineken NV	10,704	509

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 10

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Netherlands (continued)
ING Groep NV	36,499	$1,617
James Hardie Industries NV	12,239	93
Koninklijke DSM	2,365	117
Koninklijke Philips Electronics NV	14,448	544
Mittal Steel Co. NV	8,442	356
Oce NV	1,677	27
Qiagen NV ‡†	3,537	54
Reed Elsevier NV	6,710	114
Rodamco Europe NV REIT (a)	1,147	152
Royal KPN NV	25,208	358
TNT NV	11,732	504
Unilever NV	28,910	789
Wereldhave NV REIT	569	76
Wolters Kluwer NV	3,633	104
New Zealand (0.0%)
Telecom Corp. of New Zealand, Ltd. †	4,972	17
Norway (0.5%)
DnB Nor ASA	6,204	88
Norsk Hydro ASA	10,690	332
Norske Skogindustrier ASA	2,900	50
Orkla ASA	2,230	126
Statoil ASA †	8,600	228
Tandberg ASA	2,500	38
Tandberg Television ASA ‡	1,300	16
Telenor ASA	10,500	198
Yara International ASA	3,538	81
Philippine Islands (0.1%)
Philippine Long Distance Telephone Co.	4,242	221
Poland (0.5%)
Agora SA	1,257	16
Bank Pekao SA	2,677	209
Bank Przemyslowo-Handlowy BPH	319	102
Bank Zachodni WBK SA	877	68
Grupa Kety SA	43	3
KGHM Polska Miedz SA	4,349	133
Pko Bank Polski SA	12,748	206
Polski Koncern Naftowy Orlen SA	10,198	168
Prokom Software SA	380	18
Telekomunikacja Polska SA	23,583	199
Portugal (0.1%)
Banco Comercial Portugues SA–Class R	37,292	138
Brisa-Auto Estradas de Portugal SA	5,252	65
Energias de Portugal SA	548	3
Portugal Telecom SGPS SA	9,627	125
PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	476	6

	Shares	Value
Russia (0.9%)
LUKOIL, ADR †	4,709	$414
MMC Norilsk Nickel, ADR	2,474	388
Mobile Telesystems, ADR	2,700	136
OAO Gazprom, ADR	4,737	218
OAO Gazprom, Sponsored ADR	10,786	501
Polyus Gold, ADR ‡	1,500	74
Surgutneftegaz, ADR	2,200	168
Tatneft, ADR	1,000	95
Unified Energy System, GDR	1,248	135
Vimpel-Communications, Sponsored ADR ‡	1,400	111
Singapore (2.3%)
Ascendas Real Estate Investment Trust REIT (a)	48,000	84
Capitaland, Ltd.	55,000	222
CapitaMall Trust REIT (a)	39,800	75
Chartered Semiconductor Manufacturing, Ltd. ‡	64,000	53
City Developments, Ltd.	24,484	203
ComfortDelgro Corp., Ltd.	86,598	91
Cosco Corp., Ltd.	38,000	57
Creative Technology, Ltd	3,450	23
DBS Group Holdings, Ltd.	48,788	719
Fraser and Neave, Ltd.	52,000	153
Jardine Cycle & Carriage, Ltd.	6,013	58
Keppel Corp., Ltd.	25,000	287
Keppel Land, Ltd.	17,000	76
K-REIT Asia REIT	2,600	4
Neptune Orient Lines, Ltd.	30,000	41
Oversea-Chinese Banking Corp.	111,568	560
Parkway Holdings, Ltd.	29,000	59
SembCorp Industries, Ltd.	38,617	97
SembCorp Marine, Ltd.	26,000	58
Singapore Airlines, Ltd.	26,000	297
Singapore Exchange, Ltd.	34,713	129
Singapore Land, Ltd.	10,000	56
Singapore Post, Ltd.	69,000	49
Singapore Press Holdings, Ltd.	69,622	194
Singapore Technologies Engineering, Ltd.	61,184	123
Singapore Telecommunications, Ltd. §	448,482	959
STATS ChipPAC, Ltd. ‡	62,000	47
United Overseas Bank, Ltd.	51,219	648
United Overseas Land, Ltd. (Foreign Registered)	27,651	78
Venture Corp., Ltd.	11,879	105
South Africa (0.1%)
MTN Group, Ltd.	28,583	346
South Korea (0.3%)
Doosan Heavy Industries and Construction Co., Ltd. ‡	3,670	174
Samsung Electronics Co., Ltd.	1,020	669

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 11

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Spain (2.3%)
Abertis Infraestructuras SA	6,623	$196
Acciona SA	345	64
Acerinox SA	2,709	82
ACS Actividades de Construccion y Servicios SA	3,025	170
Altadis SA	6,466	338
Antena 3 de Television SA	623	15
Banco Bilbao Vizcaya Argentaria SA (a)	29,696	714
Banco Popular Espanol SA	8,214	149
Banco Santander Central Hispano SA	51,690	964
Cintra Concesiones de Infraestructuras de Transporte SA	2,141	36
Endesa SA	7,851	371
Fomento de Construcciones y Contratas SA	378	38
Gas Natural SDG SA	10,566	418
Grupo Ferrovial SA	772	75
Iberdrola SA	6,701	293
Inditex SA	2,351	127
Indra Sistemas SA	1,090	27
Repsol YPF SA	9,250	320
Sacyr Vallehermoso SA	847	50
Sociedad General de Aguas de Barcelona SA–Class B	2,056	75
Telefonica SA	51,535	1,095
Union Fenosa SA	1,600	79
Sweden (1.8%)
Alfa Laval AB	300	14
Assa Abloy AB–Class B	4,627	101
Atlas Copco AB–Class A †	5,019	169
Atlas Copco AB–Class B	3,300	107
Electrolux AB–Class B	2,840	57
Eniro AB	1,500	20
Getinge AB	2,400	54
Hennes & Mauritz AB–Class B	4,530	229
Holmen AB–Class B	850	37
Husqvarna AB ‡	2,840	44
Modern Times Group AB–Class B ‡	450	30
Nordea Bank AB	43,737	674
Sandvik AB	14,455	210
Scania AB–Class B	1,400	98
Skandinaviska Enskilda Banken AB–Class A	7,371	234
Skanska AB–Class B	5,344	105
SKF AB	3,632	67
Ssab Svenskt Stal AB–Class A	3,000	71
Svenska Cellulosa AB–Class B	3,100	162
Svenska Handelsbanken AB–Class A	12,360	374
Swedish Match AB	4,600	86
Tele2 AB–Class B	1,950	28

	Shares	Value
Sweden (continued)
Telefonaktiebolaget LM Ericsson–Class B	244,873	$989
TeliaSonera AB	21,635	178
Volvo AB–Class A	1,409	100
Volvo AB–Class B	3,042	210
Switzerland (5.7%)
ABB, Ltd.	34,337	615
Ciba Specialty Chemicals AG	1,038	69
Clariant AG ‡	3,520	53
Compagnie Financiere Richemont AG–Class A	7,359	428
Credit Suisse Group	11,282	788
Geberit AG	56	86
Givaudan	109	101
Holcim, Ltd.	3,092	283
Kudelski SA	690	26
Logitech International SA ‡	2,964	85
Lonza Group AG	597	51
Nestle SA	8,848	3,139
Nobel Biocare Holding AG	540	159
Novartis AG	32,274	1,857
Roche Holding AG-Genusschein	9,706	1,737
Schindler Holding AG	1,340	84
Serono SA–Class B	77	69
Straumann Holding AG	231	56
Swatch Group AG	888	40
Swatch Group AG–Class B	438	97
Swiss Reinsurance (a)	1,521	129
Swisscom AG	272	103
Syngenta AG ‡	1,664	309
Synthes, Inc.	1,141	136
UBS AG-Registered †	44,522	2,701
Xstrata PLC	4,542	227
Zurich Financial Services AG	1,097	295
Turkey (0.9%)
Akbank TAS	47,038	286
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,085	34
Arcelik AS	9,226	54
Dogan Sirketler Grubu Holdings	40,727	64
Dogan Yayin Holding ‡	12,350	43
Eregli Demir ve Celik Fabrikalari TAS	21,602	137
Ford Otomotiv Sanayi AS	5,614	45
Haci Omer Sabanci Holding	33,744	132
Hurriyet Gazetecilik AS	7,017	19
KOC Holding AS ‡	17,702	69
Migros Turk TAS ‡	7,447	96
Trakya Cam Sanayii AS	3,002	8
Tupras-Turkiye Petrol Rafine	6,643	113
Turk Hava Yollari ‡	2,437	10

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 12

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Turkey (continued)
Turk Sise ve Cam Fabrikalari AS ‡	6,949	$25
Turkcell Iletisim Hizmet AS	84,269	425
Turkiye Garanti Bankasi	58,498	193
Turkiye Is Bankasi	57,357	263
Yapi ve Kredi Bankasi	49,452	86
United Kingdom (15.5%)
3i Group PLC	1,482	29
Aegis Group PLC	10,618	29
Alliance Boots PLC	6,180	101
Amec PLC	4,244	35
Amvescap PLC	2,284	27
Anglo American PLC	25,514	1,244
Arriva PLC	1,921	29
AstraZeneca PLC	27,747	1,490
Aviva PLC	44,589	717
BAE Systems PLC	50,551	421
Balfour Beatty PLC	8,297	72
Barclays PLC	82,453	1,178
Barratt Developments PLC	2,360	57
BBA Aviation PLC	7,008	38
Bellway PLC	1,058	32
BG Group PLC	52,038	706
BHP Billiton PLC	47,202	863
Biffa PLC	7,594	46
BP PLC	258,067	2,866
British Airways PLC ‡	8,169	84
British American Tobacco PLC	18,638	521
British Land Co. PLC	5,848	196
British Sky Broadcasting PLC	10,098	103
BT Group PLC	121,362	716
Bunzl PLC	6,075	75
Burberry Group PLC	2,768	35
Cadbury Schweppes PLC	25,723	275
Capita Group PLC	2,067	25
Carnival PLC	3,342	169
Centrica PLC	36,480	253
Close Brothers Group PLC	407	8
Cobham PLC	17,722	67
Compass Group PLC	40,407	229
Corus Group PLC	13,394	139
Daily Mail and General Trust NV–Class A	3,023	42
Diageo PLC	42,229	829
DSG International	18,341	69
Electrocomponents PLC	7,435	43
Emap PLC	2,105	33
EMI Group PLC	7,963	41
Enterprise Inns PLC	6,867	182

	Shares	Value
United Kingdom (continued)
Experian Group, Ltd.	7,320	$86
Fiberweb PLC ‡	2,085	8
FirstGroup PLC	6,306	71
Friends Provident PLC	33,205	141
GKN PLC	6,509	35
GlaxoSmithKline PLC	95,087	2,501
Group 4 Securicor PLC	3,563	13
Hammerson PLC	3,192	99
Hanson PLC	10,915	165
Hays PLC	4,978	16
HBOS PLC	49,358	1,094
Home Retail Group	7,805	63
HSBC Holdings PLC	74,085	1,350
ICAP PLC	1,517	14
Imi PLC	6,643	66
Imperial Chemical Industries PLC	17,966	159
Imperial Tobacco Group PLC	7,897	311
Intercontinental Hotels Group PLC	7,960	197
International Power PLC	4,604	34
Invensys PLC ‡	1,777	10
J Sainsbury PLC	13,727	110
Johnson Matthey PLC	3,301	91
Kelda Group PLC	8,174	148
Kesa Electricals PLC	2,470	16
Kingfisher PLC	11,088	52
Ladbrokes PLC	10,893	89
Land Securities Group PLC	5,236	238
Legal & General Group PLC	112,606	347
Liberty International PLC	2,962	81
Lloyds TSB Group PLC	82,451	922
LogicaCMG PLC	12,932	47
London Stock Exchange Group PLC	671	17
Man Group PLC	5,526	57
Marks & Spencer Group PLC	15,040	211
Meggitt PLC	7,991	48
Misys PLC	6,140	26
National Express Group PLC	1,908	42
National Grid PLC	46,428	670
Next PLC	2,340	82
Pearson PLC	7,272	110
Persimmon PLC	2,486	74
Provident Financial PLC	798	11
Prudential PLC	32,467	444
Punch Taverns PLC	4,892	122
Reckitt Benckiser PLC	12,975	593
Reed Elsevier PLC	11,496	126
Rentokil Initial PLC	5,658	18

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 13

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
United Kingdom (continued)
Resolution PLC	621	$8
Reuters Group PLC	13,490	118
Rexam PLC	8,365	86
Rio Tinto PLC	19,683	1,047
Rolls-Royce Group PLC ‡	28,257	248
Royal Bank of Scotland Group PLC	38,254	1,492
Royal Dutch Shell PLC–Class A	58,015	2,027
Royal Dutch Shell PLC–Class B	40,521	1,420
Sage Group PLC	18,259	97
Schroders PLC	388	8
Scottish & Southern Energy PLC	14,577	443
Scottish Power PLC	25,130	368
Serco Group PLC	1,448	11
Severn Trent PLC	4,776	137
Signet Group PLC	14,749	34
Slough Estates PLC	4,870	75
Smith & Nephew PLC	9,468	99
Smiths Group PLC	8,574	166
Stagecoach Group PLC	7,219	22
Tate & Lyle PLC	8,917	134
Taylor Woodrow PLC	5,774	48
Tesco PLC	78,726	623
Tomkins PLC	14,810	71
Unilever PLC	16,952	474
United Business Media PLC	2,739	37
United Utilities PLC	2,726	42
Vodafone Group PLC	779,985	2,160
Whitbread PLC	4,249	139
William Hill PLC	7,914	98
Wimpey (George) PLC	3,860	42
Wolseley PLC	9,102	220
WPP Group PLC	8,912	120
Yell Group PLC	6,135	68
Total Common Stocks (cost: $147,967)		209,061
	Principal	Value
SECURITY LENDING COLLATERAL ( 3.3%)
Debt (3.1%)
Bank Notes (0.1%)
Bank of America
5.32%, due 02/16/2007	$225	$225
Commercial Paper (0.7%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	90 45 43	90 45 43
Charta LLC–144A
5.30%, due 01/31/2007	121	121

	Principal	Value
Commercial Paper (continued)
CIESCO LLC
5.31%, due 01/04/2007	$45	$45
Clipper Receivables Corp. 5.30%, due 01/31/2007	112	112
Compass Securitization–144A 5.30%, due 01/09/2007	143	143
CRC Funding LLC–144A 5.34%, due 01/23/2007	23	23
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	170	170
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	45	45
General Electric Capital Corp. 5.30%, due 01/26/2007	64	64
Greyhawk Funding–144A 5.31%, due 01/12/2007	45	45
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	67	67
Liberty Street–144A 5.31%, due 01/17/2007	67	67
Old Line Funding LLC–144A 5.35%, due 01/04/2007	45	45
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	45	45
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	45 111 43	45 111 43
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	66	66
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	90	90
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	23 45	23 45
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	111 45	111 45
Euro Dollar Overnight (0.4%)
Abbey National PLC 5.28%, due 01/05/2007	225	225
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	68	68
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	45	45

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 14

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (continued)
Fortis Bank
5.30%, due 01/02/2007	$90	$90
5.32%, due 01/03/2007	90	90
Societe Generale 5.31%, due 01/02/2007	135	135
Svenska Handlesbanken 5.25%, due 01/02/2007	79	79
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	68 90 90	68 90 90
Euro Dollar Terms (1.4%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	135 68 67	135 68 67
Barclays 5.31%, due 02/20/2007	225	225
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	112 225 112	112 225 112
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	225	225
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	211 225	211 225
Dexia Group 5.29%, due 01/16/2007	135	135
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	135 135	135 135
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	225 135	225 135
Lloyds TSB Bank 5.30%, due 02/26/2007	45	45
Marshall & Ilsley Bank 5.30%, due 03/19/2007	67	67
Rabobank Nederland 5.30%, due 03/05/2007	135	135
Royal Bank of Canada 5.31%, due 02/14/2007	135	135
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	135 67 67	135 67 67

	Principal	Value
Euro Dollar Terms (continued)
Societe Generale
5.27%, due 01/19/2007	$90	$90
5.29%, due 02/01/2007	225	225
The Bank of the West 5.29%, due 01/17/2007	112	112
Repurchase Agreements (0.5%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $66 on 01/02/2007	66	66
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $820 on 01/02/2007	820	820
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $93 on 01/02/2007	93	93
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $140 on 01/02/2007	140	140
	Shares	Value
Investment Companies (0.2%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	447,536	$448
Total Security Lending Collateral (cost: $7,969)		7,969
Total Investment Securities (cost: $158,427) #		$221,000
FUTURES CONTRACTS:d

	Contracts[t]	Settlement Date	Amount	Net Unrealized Appreciation (Depreciation)
CAC 40 10 Euro	64	01/21/2007	$4,685	$17
DAX Index	5	03/18/2007	1,097	7
FTSE 100 Index	47	03/16/2007	5,718	(66)
Hang Seng Index	24	01/30/2007	3,089	111
IBEX 35 Index	10	01/21/2007	1,859	(38)
Nikkei 225 Index	15	03/10/2007	2,174	112
OMX 30 Index	62	01/27/2007	1,045	15
S&P/MIB Index	2	03/18/2007	551	2
TOPIX Index	56	03/10/2007	7,907	322
			$28,125	$482

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 15

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts in thousands)

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
British Pound Sterling	7,417	03/14/2007	$14,608	$(87)
Euro Dollar	6,855	02/16/2007	8,825	233
Euro Dollar	907	03/14/2007	1,205	(5)
Hong Kong Dollar	(41,057)	02/16/2007	(5,293)	5
Japanese Yen	222,146	02/16/2007	1,923	(48)
Japanese Yen	(532,716)	02/16/2007	(4,581)	85
Japanese Yen	244,220	03/14/2007	2,108	(40)
South African Rand	2,397	01/02/2007	344	(4)
Swedish Krona	6,210	03/14/2007	914	(3)
			$20,053	$136

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

(a)  Passive Foreign Investment Company.

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $7,576.

§  Security is deemed to be illiquid.

††  Cash collateral for the Repurchase Agreements, valued at $1,155, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.12% and 01/16/2007 - 12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

o  Value is less than $1.

m  Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

t  Contract amounts are not in thousands.

d  At December 31, 2006, cash in the amount of $2,797 is segregated with the custodian to cover margin requirements for open futures contracts.

#  Aggregate cost for federal income tax purposes is $160,502. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $62,029 and $1,531, respectively. Net unrealized appreciation for tax purposes is $60,498.

(b)  Restricted security. At December 31, 2006, the Fund owned the following security (representing 0.1% of Net Assets) which was restricted as to public resale.

Description	Date of Acquisition	Shares	Cost	Value
China Construction Bank–Class H	11/22/06– 12/21/06	561,977	$313	$358

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $1,372 or 0.6% of the net assets of the Fund.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

REIT  Real Estate Investment Trust

SCRL  Società Cooperativa a Responsabilità Limitata (Limited Liability Co-operative)

SGPS  Sociedade Gestora de Participações Socialis (Holding Enterprise)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 16

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)
(unaudited)

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	14.9%	$36,250
Telecommunications	5.2%	12,703
Pharmaceuticals	5.0%	12,212
Automotive	4.0%	9,816
Oil & Gas Extraction	3.9%	9,541
Electric Services	3.7%	8,952
Petroleum Refining	3.0%	7,184
Chemicals & Allied Products	2.9%	7,135
Metal Mining	2.9%	7,093
Insurance	2.7%	6,545
Food & Kindred Products	2.1%	5,147
Security & Commodity Brokers	2.1%	4,973
Electronic Components & Accessories	2.0%	4,935
Business Services	1.8%	4,323
Life Insurance	1.7%	4,239
Industrial Machinery & Equipment	1.6%	3,981
Holding & Other Investment Offices	1.6%	3,793
Real Estate	1.5%	3,591
Communications Equipment	1.5%	3,531
Primary Metal Industries	1.4%	3,430
Computer & Data Processing Services	1.2%	2,979
Beverages	1.1%	2,670
Engineering & Management Services	1.1%	2,555
Wholesale Trade Durable Goods	1.0%	2,417
Computer & Office Equipment	0.9%	2,219
Residential Building Construction	0.9%	2,206
Gas Production & Distribution	0.9%	2,113
Electronic & Other Electric Equipment	0.8%	1,898
Instruments & Related Products	0.8%	1,851
Tobacco Products	0.8%	1,814
Lumber & Other Building Materials	0.7%	1,800
Department Stores	0.7%	1,578
Food Stores	0.6%	1,489
Transportation & Public Utilities	0.6%	1,486
Rubber & Misc. Plastic Products	0.6%	1,474
Stone, Clay & Glass Products	0.6%	1,338
Retail Trade	0.5%	1,328
Railroads	0.5%	1,267
Radio & Television Broadcasting	0.5%	1,163
Paper & Allied Products	0.5%	1,161
Business Credit Institutions	0.5%	1,094
Printing & Publishing	0.4%	1,046
Wholesale Trade Nondurable Goods	0.4%	1,001
Medical Instruments & Supplies	0.4%	888
Aerospace	0.4%	878
Electric, Gas & Sanitary Services	0.4%	854

	Percentage of Net Assets	Value
Construction	0.3%	$833
Restaurants	0.3%	802
Air Transportation	0.3%	756
Specialty- Real Estate	0.3%	744
Motor Vehicles, Parts & Supplies	0.3%	741
Manufacturing Industries	0.3%	723
Apparel & Accessory Stores	0.3%	686
Hotels & Other Lodging Places	0.3%	658
Water Transportation	0.2%	570
Communication	0.2%	529
Textile Mill Products	0.2%	414
Amusement & Recreation Services	0.2%	401
Public Administration	0.2%	363
Mining	0.1%	336
Electrical Goods	0.1%	301
Radio, Television & Computer Stores	0.1%	272
Transportation Equipment	0.1%	271
Metal Cans & Shipping Containers	0.1%	269
Trucking & Warehousing	0.1%	249
Auto Repair, Services & Parking	0.1%	196
Beer, Wine & Distilled Beverages	0.1%	152
Personal Credit Institutions	0.1%	122
Apparel Products	0.1%	119
Furniture & Fixtures	0.0%	110
Drug Stores & Proprietary Stores	0.0%	101
Environmental Services	0.0%	88
Health Services	0.0%	59
Automotive Dealers	0.0%	58
Research & Testing Services	0.0%	54
Management Services	0.0%	41
Fabricated Metal Products	0.0%	35
Educational Services	0.0%	23
Motion Pictures	0.0%	14
Investment securities, at value	87.7%	213,031
Short-term investments	3.3%	7,969
Total investment securities	91.0%	$221,000

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 17

Van Kampen Active International Allocation

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $158,427) (including securities loaned of $7,576)	$221,000
Cash	25,159
Foreign currency (cost: $304)	489
Cash on deposit with brokers	2,797
Receivables:
Shares sold	153
Interest	75
Income from loaned securities	1
Dividends	212
Dividend reclaims receivable	81
Variation margin	1,536
Unrealized appreciation on forward foreign currency contracts	323
Other	12
251,838
Liabilities:
Investment securities purchased	622
Accounts payable and accrued liabilities:
Shares redeemed	26
Management and advisory fees	174
Service fees	2
Administration fees	4
Payable for collateral for securities on loan	7,969
Unrealized depreciation on forward foreign currency contracts	187
Other	69
9,053
Net Assets	$242,785
Net Assets Consist of:
Capital stock ($.01 par value)	$159
Additional paid-in capital	175,072
Undistributed (accumulated) net investment income (loss)	6,069
Undistributed (accumulated) net realized gain (loss) from investment securities, futures contracts and foreign currency transactions	(1,898)
Net unrealized appreciation (depreciation) on:
Investment securities	62,573
Futures contracts	482
Translation of assets and liabilities denominated in foreign currencies	328
Net Assets	$242,785
Net Assets by Class:
Initial Class	$230,638
Service Class	12,147
Shares Outstanding:
Initial Class	15,079
Service Class	795
Net Asset Value and Offering Price Per Share:
Initial Class	$15.29
Service Class	15.28

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $364)	$5,143
Interest	748
Income from loaned securities-net	115
6,006
Expenses:
Management and advisory fees	1,839
Printing and shareholder reports	63
Custody fees	276
Administration fees	43
Legal fees	4
Audit fees	17
Trustees fees	16
Service fees:
Service Class	18
Other	9
Total expenses	2,285
Less:
Management and advisory fee waiver	(233)
Net expenses	2,052
Net Investment Income (Loss)	3,954
Net Realized Gain (Loss) from:
Investment securities (includes foreign capital gains tax of less than $1)	7,764
Futures contracts	1,948
Foreign currency transactions	1,929
11,641
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities (includes foreign capital gains tax accrual of less than $1)	29,119
Futures contracts	115
Translation of assets and liabilities denominated in foreign currencies	647
29,881
Net Realized and Unrealized Gain (Loss) on Investment Securities, Futures Contracts and Foreign Currency Transactions	41,522
Net Increase (Decrease) in Net Assets Resulting from Operations	$45,476

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 18

Van Kampen Active International Allocation

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$3,954	$2,702
Net realized gain (loss) from investment securities, futures contracts and foreign currency transactions	11,641	6,347
Change in unrealized appreciation (depreciation) on investment securities, futures contracts and foreign currency translation	29,881	13,943
	45,476	22,992
Distributions to Shareholders:
From net investment income:
Initial Class	(674)	(5,685)
Service Class	(15)	(117)
	(689)	(5,802)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	40,730	40,559
Service Class	7,895	3,886
	48,625	44,445
Dividends and distributions reinvested:
Initial Class	674	5,685
Service Class	15	117
	689	5,802
Cost of shares redeemed:
Initial Class	(44,930)	(23,345)
Service Class	(2,178)	(1,778)
	(47,108)	(25,123)
	2,206	25,124
Net increase (decrease) in net assets	46,993	42,314
Net Assets:
Beginning of year	195,792	153,478
End of year	$242,785	$195,792
Undistributed (accumulated) net investment income (loss)	$6,069	$(366)

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	2,953	3,544
Service Class	564	342
	3,517	3,886
Shares issued-reinvested from distributions:
Initial Class	48	502
Service Class	1	10
	49	512
Shares redeemed:
Initial Class	(3,287)	(2,063)
Service Class	(166)	(159)
	(3,453)	(2,222)
Net increase (decrease) in shares outstanding:
Initial Class	(286)	1,983
Service Class	399	193
	113	2,176

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 19

Van Kampen Active International Allocation

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$12.42	$0.25	$2.67	$2.92	$(0.05)	$–	$(0.05)	$15.29
	12/31/2005	11.30	0.18	1.34	1.52	(0.40)	–	(0.40)	12.42
	12/31/2004	9.98	0.11	1.45	1.56	(0.24)	–	(0.24)	11.30
	12/31/2003	7.59	0.10	2.37	2.47	(0.08)	–	(0.08)	9.98
	12/31/2002	9.16	0.08	(1.63)	(1.55)	(0.02)	–	(0.02)	7.59
Service Class	12/31/2006	12.43	0.21	2.67	2.88	(0.03)	–	(0.03)	15.28
	12/31/2005	11.32	0.15	1.36	1.51	(0.40)	–	(0.40)	12.43
	12/31/2004	10.00	0.05	1.48	1.53	(0.21)	–	(0.21)	11.32
	12/31/2003	7.50	–	2.50	2.50	–	–	–	10.00

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2006	23.51%	$230,638	0.94%	1.05%	1.84%	17%
	12/31/2005	13.79	190,875	0.94	1.12	1.62	22
	12/31/2004	16.04	151,185	0.99	1.12	1.13	63
	12/31/2003	32.81	187,949	0.99	1.17	1.20	53
	12/31/2002	(16.97)	101,056	1.17	1.17	1.01	118
Service Class	12/31/2006	23.18	12,147	1.19	1.30	1.48	17
	12/31/2005	13.61	4,917	1.19	1.37	1.27	22
	12/31/2004	15.71	2,293	1.24	1.37	0.50	63
	12/31/2003	33.36	116	1.24	1.49	0.05	53

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Van Kampen Active International Allocation (the "Fund") share classes commenced operations as follows:

Initial Class – April 8, 1991
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charge and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid directly.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 20

Van Kampen Active International Allocation

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Van Kampen Active International Allocation (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $38, earned by IBT for its services.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 21

Van Kampen Active International Allocation

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. Dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. Dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund's investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Fund accrues for taxes on the capital gains throughout the holding period of the underlying securities.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2006, are listed in the Schedule of Investments.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amount of open futures contracts at December 31, 2006 are listed on the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities. Variation margin represents the additional payments due or excess deposits made in order to maintain the equity account at the required margin level.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 22

Van Kampen Active International Allocation

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.85% of the first $250 million of ANA
0.80% of ANA over $250 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.94% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2004	$278	12/31/2007
Fiscal Year 2005	308	12/31/2008
Fiscal Year 2006	233	12/31/2009

There were no amounts recaptured during the year ended December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $12. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $9. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 23

Van Kampen Active International Allocation

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 3.  INVESTMENT TRANSACTIONS)

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$34,310
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	32,617
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, mark to market on derivative contracts, passive foreign investment companies and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(4)
Undistributed (accumulated) net investment income (loss)	3,170
Undistributed (accumulated) net realized gain (loss) from investment securities	(3,166)

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$684	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2006 was $8,406.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$5,802
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	689
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$7,246
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(684)
Net Unrealized Appreciation (Depreciation)	$60,992	*

*Amount includes unrealized appreciation (depreciation) on futures and foreign currency denominated assets and liabilities.

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 24

Van Kampen Active International Allocation

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 25

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Van Kampen Active International Allocation

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Active International Allocation (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 26

Van Kampen Active International Allocation

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Van Kampen Active International Allocation Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Morgan Stanley Investment Management, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved acceptable performance. The Trustees noted that although the Portfolio had performed slightly below its peers over the past two-, three-, and ten-year periods, performance had improved over the past one-year period. On the basis of their assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages and the Board favorably noted the Portfolio's new pricing schedule, which will result in lower management and sub-advisory fees, and which may, in turn, result in lower expense levels to the benefit of the Portfolio and its shareholders. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements),

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 27

Van Kampen Active International Allocation

TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. The Board favorably noted the Portfolio's new pricing schedule, which will result in lower management and sub-advisory fees to the benefit of the Portfolio and its shareholders. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including soft-dollar benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Active International Allocation 28

Van Kampen Mid-Cap Growth

MARKET ENVIRONMENT

At the close of the twelve-month period ended December 31, 2006, the markets advanced as investors became less anxious about the health of the U.S. economy. During the first half of the year, investors grappled with high oil prices, rising interest rates and a slowing housing market. Moreover, the Federal Open Market Committee ("Fed") continued its policy of monetary tightening, fuelling concerns that this prolonged period of interest rate increases might slow the economy too much. Tensions finally erupted in May and June in the form of a market sell-off following the Fed's 16th and 17th consecutive federal funds rate increases.

However, by August the markets once again entered positive territory. The Fed stopped raising the target federal funds rate following its June 29th meeting, and left the rate unchanged for the remainder of its policy meetings in 2006. Energy prices were still elevated but receded from the record high set in July. For the most part, corporate earnings reported throughout the year were still better than expected, company balance sheets were healthy, and the exceptionally strong pace of merger and acquisition activity that began in 2005 continued into 2006. Although economic growth was clearly moderating and housing data continued to decline, the immediate threat of recession subsided and a "soft landing" seemed more possible. As a result, stock market returns improved during the second half of the year.

PERFORMANCE

For the year ended December 31, 2006, Van Kampen Mid-Cap Growth, Initial Class returned 9.91%. By comparison its benchmark, the Russell Midcap Growth Index ("Russell MidCap Growth"), returned 10.66%.

STRATEGY REVIEW

The U.S. Growth Team uses intensive fundamental research to seek high-quality growth companies. The team's investment discipline favor companies that have sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Because the team emphasizes secular growth, short-term market events are not as meaningful in the stock selection process.

The top contributing sectors to the portfolio relative to the Russell Midcap Growth were technology, "other" (multi-industry), and consumer staples. Within technology, an underweight allocation and stock selection in semiconductors and computer services software and systems companies proved beneficial. Security selection in the "other" category, which includes conglomerates, also had a positive effect. In the consumer staples sector, a tobacco holding boosted returns.

The bottom contributing sectors were materials and processing, consumer discretionary and financial services. Within materials and processing, an underweight allocation detracted from performance, as did security selection in building material companies and an avoidance of the copper industry. An overweight in the consumer discretionary sector had a negative impact on returns. Stock selection in companies specializing in commercial and education services proved disadvantageous, although the portfolio did benefit from holdings in the radio and television broadcasting segment and in textiles apparel manufacturing companies. Several factors led to the portfolio's underperformance in the financial services sector, including an underweight allocation, stock selection in investment management companies, and an avoidance of real estate investment trusts ("REITs").

At the end of the period, consumer discretionary represented the largest sector weight (and overweight) in the portfolio, followed by financial services and health care. Financial services and health care were underweighted versus the Russell MidCap Growth.

Investment Team
Van Kampen Asset Management

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Mid-Cap Growth 1

Van Kampen Mid-Cap Growth

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	9.91%	1.67%	8.14%	11.32%	3/1/93
Russell MidCap Growth[1]	10.66%	8.23%	8.62%	10.52%	3/1/93
Service Class	9.59%	–	–	11.92%	5/1/03

NOTES

1  The Russell MidCap Growth (Russell MidCap Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Mid-Cap Growth 2

Van Kampen Mid-Cap Growth

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,060.90	0.89%	$4.62
Hypothetical (b)	1,000.00	1,020.72	0.89%	4.53
Service Class
Actual	1,000.00	1,059.80	1.14%	5.92
Hypothetical (b)	1,000.00	1,019.46	1.14%	5.80

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Mid-Cap Growth 3

Van Kampen Mid-Cap Growth

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.9%)
Amusement & Recreation Services (1.3%)
Station Casinos, Inc. †	98,086	$8,011
Apparel & Accessory Stores (4.5%)
Abercrombie & Fitch Co.–Class A	253,248	17,634
Urban Outfitters, Inc. †‡	406,092	9,352
Business Services (11.4%)
Aeroplan Income Fund †	420,079	6,126
ChoicePoint, Inc. ‡	313,239	12,335
Focus Media Holding Ltd., ADR ‡	95,112	6,314
Iron Mountain, Inc. ‡	376,650	15,571
Lamar Advertising Co. †‡	150,680	9,853
Monster Worldwide, Inc. ‡	396,625	18,499
Chemicals & Allied Products (1.1%)
Cabot Corp.	151,033	6,580
Communication (2.1%)
Crown Castle International Corp. ‡	386,023	12,469
Computer & Data Processing Services (3.9%)
Activision, Inc. †‡	356,894	6,153
Baidu.com, ADR †‡	75,525	8,513
salesforce.com, Inc. ‡	241,747	8,812
Educational Services (2.0%)
Apollo Group, Inc.–Class A †‡	157,533	6,139
ITT Educational Services, Inc. ‡	87,401	5,801
Electric, Gas & Sanitary Services (2.3%)
Stericycle, Inc. ‡	183,797	13,877
Electronic Components & Accessories (3.0%)
Marvell Technology Group, Ltd. †‡	516,667	9,915
Tessera Technologies, Inc. †‡	204,868	8,264
Gas Production & Distribution (3.5%)
Questar Corp.	74,265	6,168
Southwestern Energy Co. †‡	422,909	14,823
Holding & Other Investment Offices (0.5%)
Brookfield Asset Management, Inc. †	60,975	2,938
Hotels & Other Lodging Places (8.2%)
Choice Hotels International, Inc.	183,139	7,710
Hilton Hotels Corp.	196,012	6,841
Intercontinental Hotels Group PLC, ADR †	757,659	19,131
Wynn Resorts, Ltd. †	163,883	15,380
Industrial Machinery & Equipment (1.6%)
Pentair, Inc.	299,620	9,408
Instruments & Related Products (1.0%)
Eastman Kodak Co.	236,323	6,097

	Shares	Value
Insurance (2.5%)
Alleghany Corp. ‡	19,009	$6,912
Leucadia National Corp.	294,689	8,310
Insurance Agents, Brokers & Service (0.8%)
Brown & Brown, Inc.	180,540	5,093
Management Services (3.9%)
Corporate Executive Board Co. †	264,131	23,164
Medical Instruments & Supplies (1.1%)
Techne Corp. ‡	122,086	6,770
Mining (1.1%)
Florida Rock Industries, Inc.	149,810	6,449
Oil & Gas Extraction (4.4%)
Ultra Petroleum Corp. ‡	550,583	26,290
Paper & Allied Products (1.0%)
MeadWestvaco Corp.	196,725	5,914
Personal Services (1.2%)
Weight Watchers International, Inc.	134,547	7,068
Pharmaceuticals (2.7%)
Dade Behring Holdings, Inc.	402,952	16,041
Radio & Television Broadcasting (3.3%)
Grupo Televisa SA, Sponsored ADR	737,427	19,918
Real Estate (4.5%)
Desarrolladora Homex SA de CV, ADR ‡	228,172	13,478
Realogy Corp. ‡	225,233	6,829
St. Joe Co. (The) †	119,899	6,423
Research & Testing Services (1.8%)
Gen-Probe, Inc. ‡	210,553	11,027
Residential Building Construction (1.2%)
NVR, Inc. †‡	11,063	7,136
Restaurants (2.3%)
Wendy's International, Inc.	415,450	13,747
Retail Trade (4.2%)
Amazon.com, Inc. †‡	489,916	19,332
Petsmart, Inc.	193,456	5,583
Savings Institutions (1.6%)
People's Bank †	209,782	9,360
Security & Commodity Brokers (2.7%)
Calamos Asset Management, Inc.–Class A	403,725	10,832
Janus Capital Group, Inc.	256,085	5,529
Telecommunications (3.1%)
NII Holdings, Inc. †‡	291,971	18,815

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Mid-Cap Growth 4

Van Kampen Mid-Cap Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Transportation & Public Utilities (6.1%)
CH Robinson Worldwide, Inc. †	327,789	$13,403
Expedia, Inc. ‡	375,523	7,878
Expeditors International of Washington, Inc.	377,470	15,288
Total Common Stocks (cost: $531,058)		575,303
	Principal	Value
SECURITY LENDING COLLATERAL (22.0%)
Debt (20.8%)
Bank Notes (0.6%)
Bank of America
5.32%, due 02/16/2007	$3,728	$3,728
Commercial Paper (4.8%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	1,491 746 715	1,491 746 715
Charta LLC–144A 5.30%, due 01/31/2007	2,013	2,013
CIESCO LLC 5.31%, due 01/04/2007	746	746
Clipper Receivables Corp. 5.30%, due 01/31/2007	1,864	1,864
Compass Securitization–144A 5.30%, due 01/09/2007	2,364	2,364
CRC Funding LLC–144A 5.34%, due 01/23/2007	373	373
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	2,812	2,812
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	746	746
General Electric Capital Corp. 5.30%, due 01/26/2007	1,053	1,053
Greyhawk Funding–144A 5.31%, due 01/12/2007	746	746
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	1,111	1,111
Liberty Street–144A 5.31%, due 01/17/2007	1,116	1,116
Old Line Funding LLC–144A 5.35%, due 01/04/2007	746	746
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	746	746
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	746 1,832 719	746 1,832 719
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	1,102	1,102

	Principal	Value
Commercial Paper (continued)
Three Pillars Funding LLC–144A
5.38%, due 01/02/2007	$1,491	$1,491
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	373 746	373 746
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	1,841 746	1,841 746
Euro Dollar Overnight (2.7%)
Abbey National PLC 5.28%, due 01/05/2007	3,728	3,728
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	1,119	1,119
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	746	746
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	1,491 1,491	1,491 1,491
Societe Generale 5.31%, due 01/02/2007	2,237	2,237
Svenska Handlesbanken 5.25%, due 01/02/2007	1,313	1,313
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	1,118 1,491 1,491	1,118 1,491 1,491
Euro Dollar Terms (9.6%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	2,237 1,118 1,118	2,237 1,118 1,118
Barclays 5.31%, due 02/20/2007	3,728	3,728
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	1,864 3,728 1,864	1,864 3,728 1,864
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	3,728	3,728
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	3,505 3,728	3,505 3,728
Dexia Group 5.29%, due 01/16/2007	2,237	2,237
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	2,237 2,237	2,237 2,237

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Mid-Cap Growth 5

Van Kampen Mid-Cap Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
HBOS Halifax Bank of Scotland
5.30%, due 01/08/2007	$3,728	$3,728
5.31%, due 03/14/2007	2,237	2,237
Lloyds TSB Bank 5.30%, due 02/26/2007	746	746
Marshall & Ilsley Bank 5.30%, due 03/19/2007	1,118	1,118
Rabobank Nederland 5.30%, due 03/05/2007	2,237	2,237
Royal Bank of Canada 5.31%, due 02/14/2007	2,237	2,237
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	2,237 1,118 1,118	2,237 1,118 1,118
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	1,491 3,728	1,491 3,728
The Bank of the West 5.29%, due 01/17/2007	1,864	1,864

	Principal	Value
Repurchase Agreements (3.1%) ††
Credit Suisse First Boston Corp. 5.35%,
dated 12/29/2006 to be repurchased
at $1,095 on 01/02/2007	$1,094	$1,094
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $13,590 on 01/02/2007	13,582	13,582
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $1,534 on 01/02/2007	1,533	1,533
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $2,323 on 01/02/2007	2,322	2,322
	Shares	Value
Investment Companies (1.2%)
Merrimac Cash Fund, Premium Class
1-day yield of 5.11% @	7,417,067	$7,417
Total Security Lending Collateral (cost: $132,073)		132,073
Total Investment Securities (cost: $663,131) #		$707,376

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $127,730.

‡  Non-income producing.

††  Cash collateral for the Repurchase Agreements, valued at $19,146, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.12% and 01/16/2007–12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $663,941. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $59,330 and $15,895, respectively. Net unrealized appreciation for tax purposes is $43,435.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $22,734 or 3.8% of the net assets of the Fund.

ADR  American Depositary Receipt

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Mid-Cap Growth 6

Van Kampen Mid-Cap Growth

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $663,131) (including securities loaned of $127,730)	$707,376
Cash	28,618
Receivables:
Shares sold	66
Interest	74
Income from loaned securities	20
Dividends	215
736,369
Liabilities:
Investment securities purchased	2,849
Accounts payable and accrued liabilities:
Shares redeemed	813
Management and advisory fees	414
Service fees	2
Administration fees	10
Payable for collateral for securities on loan	132,073
Other	199
136,360
Net Assets	$600,009
Net Assets Consist of:
Capital stock ($.01 par value)	$285
Additional paid-in capital	1,025,239
Undistributed (accumulated) net investment income (loss)	1,513
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(471,274)
Net unrealized appreciation (depreciation) on: Investment securities	44,245
Translation of assets and liabilities denominated in foreign currencies	1
Net Assets	$600,009
Net Assets by Class:
Initial Class	$593,375
Service Class	6,634
Shares Outstanding:
Initial Class	28,147
Service Class	317
Net Asset Value and Offering Price Per Share:
Initial Class	$21.08
Service Class	20.91

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $34)	$6,430
Interest	318
Income from loaned securities-net	381
7,129
Expenses:
Management and advisory fees	5,013
Printing and shareholder reports	307
Custody fees	71
Administration fees	125
Legal fees	12
Audit fees	17
Trustees fees	47
Service fees:
Service Class	16
Other	12
Total expenses	5,620
Net Investment Income (Loss)	1,509
Net Realized Gain (Loss) from:
Investment securities	41,241
Foreign currency transactions	4
41,245
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	15,075
Translation of assets and liabilities denominated in foreign currencies	1
15,076
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	56,321
Net Increase (Decrease) in Net Assets Resulting from Operations	$57,830

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Mid-Cap Growth 7

Van Kampen Mid-Cap Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,509	$(827)
Net realized gain (loss) from investment securities and foreign currency transactions	41,245	128,425
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	15,076	(82,526)
	57,830	45,072
Distributions to Shareholders:
From net investment income:
Initial Class	–	(573)
	–	(573)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	31,836	31,449
Service Class	6,815	3,008
	38,651	34,457
Dividends and distributions reinvested:
Initial Class	–	573
	–	573
Cost of shares redeemed:
Initial Class	(138,183)	(136,690)
Service Class	(5,543)	(1,530)
	(143,726)	(138,220)
	(105,075)	(103,190)
Net increase (decrease) in net assets	(47,245)	(58,691)
Net Assets:
Beginning of year	647,254	705,945
End of year	$600,009	$647,254
Undistributed (accumulated) net investment income (loss)	$1,513	$–

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	1,591	1,705
Service Class	350	167
	1,941	1,872
Shares issued–reinvested from distributions:
Initial Class	–	32
	–	32
Shares redeemed:
Initial Class	(6,937)	(7,621)
Service Class	(282)	(85)
	(7,219)	(7,706)
Net increase (decrease) in shares outstanding:
Initial Class	(5,346)	(5,884)
Service Class	68	82
	(5,278)	(5,802)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Mid-Cap Growth 8

Van Kampen Mid-Cap Growth

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$19.18	$0.05	$1.85	$1.90	$–	$–	$–	$21.08
	12/31/2005	17.85	(0.02)	1.37	1.35	(0.02)	–	(0.02)	19.18
	12/31/2004	16.66	0.01	1.18	1.19	–	–	–	17.85
	12/31/2003	13.00	(0.06)	3.72	3.66	–	–	–	16.66
	12/31/2002	19.44	(0.04)	(6.39)	(6.43)	(0.01)	–	(0.01)	13.00
Service Class	12/31/2006	19.07	– (f)	1.84	1.84	–	–	–	20.91
	12/31/2005	17.78	(0.07)	1.36	1.29	–	–	–	19.07
	12/31/2004	16.63	0.01	1.14	1.15	–	–	–	17.78
	12/31/2003	13.83	(0.06)	2.86	2.80	–	–	–	16.63

			Ratios/Supplemental Data
	For the Period Ended (b)	Total Return (c)(e)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover Rate (e)
Initial Class	12/31/2006	9.91%	$593,375	0.89%	0.24%	65%
	12/31/2005	7.55	642,496	0.92	(0.13)	177
	12/31/2004	7.14	702,974	0.89	0.09	170
	12/31/2003	28.15	762,732	0.86	(0.39)	171
	12/31/2002	(33.06)	652,427	0.88	(0.27)	231
Service Class	12/31/2006	9.59	6,634	1.14	– (f)	65
	12/31/2005	7.31	4,758	1.17	(0.40)	177
	12/31/2004	6.92	2,971	1.15	0.06	170
	12/31/2003	20.25	548	1.12	(0.61)	171

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Van Kampen Mid–Cap Growth (the "Fund") share classes commenced operations as follows:

Initial Class – March 1, 1993

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Annualized.

(e)  Not annualized.

(f)  Rounds to less than $0.01 or 0.01%.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Mid-Cap Growth 9

Van Kampen Mid-Cap Growth

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Van Kampen Mid-Cap Growth (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $249 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $163 earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Mid-Cap Growth 10

Van Kampen Mid-Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.80% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2006, were $3.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $29. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Mid-Cap Growth 11

Van Kampen Mid-Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $26. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$400,700
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-Term	525,591
U.S. Government	—

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$4
Undistributed (accumulated) net realized gain (loss) from investment securities	(4)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$185,321	December 31, 2009
285,142	December 31, 2010

The capital loss carryforward utilized during the year ended December 31, 2006 was $42,052.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 was as follows:

2005 Distributions paid from:
Ordinary Income	$573
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$1,513
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(470,463)
Net Unrealized Appreciation (Depreciation)	$43,435

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Mid-Cap Growth 12

Van Kampen Mid-Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Mid-Cap Growth 13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Van Kampen Mid-Cap Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Mid-Cap Growth (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Mid-Cap Growth 14

Van Kampen Mid-Cap Growth (Formerly Van Kampen Emerging Growth)

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Van Kampen Mid-Cap Growth Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Morgan Stanley Investment Management, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved acceptable investment performance over the longer-term, although they expressed disappointment that the Portfolio had underperformed its peers over more recent periods. The Board noted that the Portfolio performance has lagged and decided to monitor the Portfolio's performance closely going forward. However, the Board also noted that the Sub-Adviser only recently started to manage the Portfolio, and that recent changes to the Portfolio's investment strategies could help improve performance in the future. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy and favorably noted the Portfolio's new pricing schedule, which could result in lower management and sub-advisory fees to the benefit of the Portfolio and its shareholders. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Mid-Cap Growth 15

Van Kampen Mid-Cap Growth (Formerly Van Kampen Emerging Growth) (continued)

averages, although the Board directed Management to continue to reduce fees and expenses in the future, if practicable. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the proposed adoption of an asset-based breakpoint in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. The Board favorably noted the Portfolio's new pricing schedule, which may result in lower management and sub-advisory fees to the benefit of the Portfolio and its shareholders as the Portfolio's assets grow. Accordingly, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including soft-dollar benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Mid-Cap Growth 16

Van Kampen Large Cap Core

MARKET ENVIRONMENT

In the twelve months ended December 31, 2006, the broad stock market advanced for the fourth consecutive year since the end of the bear market in 2002. However, moderating economic growth were an uptick in inflation, record high oil prices and rising interest rates, which hampered the markets and fueled a great deal of investor uncertainty at many points during the year. With housing trends beginning to weaken and oil prices still soaring, investors feared that the Federal Open Market Committee's ("Fed") ongoing monetary tightening might induce a recession.

Nonetheless, the economy continued to grow at a slower but respectable rate, a recession did not materialize and inflation remained in check. The Fed discontinued its rate increases for the second half of 2006. Moreover, concerns about consumer spending abated as oil prices retreated from their July highs and gasoline prices eased. Robust global merger and acquisition activity, stock buybacks, dividend increases and generally healthy corporate balance sheets also fueled enthusiasm for stocks.

PERFORMANCE

For the year ended December 31, 2006, Van Kampen Large Cap Core, Initial Class returned 10.33%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500"), returned 15.78%.

STRATEGY REVIEW

Value—The value portion of the portfolio is managed by the Multi-Cap Value Team. The team focuses on stocks with reasonable valuations relative to the team's assessment of fair value. Their disciplined, bottom-up stock selection process combines rigorous fundamental and quantitative research that applies different measures of value to different industries. A strong contrarian element guides this investment approach, which often uncovers underappreciated or overlooked companies suffering from short-term problems or negative news. The team strives to be ahead of the curve when it comes to identifying potential opportunities and typically looks to sell into strength.

In the twelve-month period, the portfolio's value component outperformed the S&P 500. We note that the portfolio's sector over- and underweights relative to the S&P 500 are a result of our bottom-up stock selection process and do not reflect deliberate top-down decisions. Among the chief positive contributors was the portfolio's exposure to consumer discretionary sector (primarily media stocks), stock selection and an underweight allocation in the information technology sector, and a significant overweight in telecommunication service stocks. In contrast, the materials sector detracted from performance relative to the S&P 500. The portfolio's holdings in the sector were less exposed to the accelerating demand from China and other developing economies, which had driven the performance of other materials stocks. A large underweight in the energy sector – where we believe compelling valuations were sparse – also hampered gains.

Growth—The growth stock portion of the portfolio is managed by the U.S. Growth Team. The team uses intensive fundamental research process to seek high-quality growth companies. The team's investment discipline favors companies that have a sustainable competitive advantage, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Because the team emphasizes secular growth, short-term market events are not as meaningful in the stock selection process.

In the twelve-month period, the portfolio's growth component underperformed the benchmark S&P 500. Among those sectors that detracted from relative returns was consumer discretionary, where a large sector overweight and stock selection in commercial services, leisure time and consumer electronics companies proved detrimental. The portfolio's underweight in the energy sector hindered performance, as did stock selection in the health care sector, specifically among medical and dental equipment companies. Despite these detractors from overall performance, there were several areas of strength for the portfolio, including the other (multi-industry) sector, which benefited from strong stock selection. An overweight allocation to the utilities sector, along with security selection in wireless companies, also bolstered returns. Stock selection in the foods category within the consumer staples sector also supported relative returns.

Investment Team
Morgan Stanley Investment Management Inc.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 1

Van Kampen Large Cap Core

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	10.33%	6.63%	8.04%	9.71%	4/8/91
S&P 500[1]	15.78%	6.19%	8.43%	11.02%	4/8/91
Service Class	10.06%	–	–	13.07%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical information of periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 1998. Prior to that date, a different firm managed the portfolio. Performance prior to May 1, 1998 is attributable to that firm.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 2

Van Kampen Large Cap Core

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,099.10	0.83%	$4.39
Hypothetical (b)	1,000.00	1,021.02	0.83	4.23
Service Class
Actual	1,000.00	1,098.20	1.08	5.71
Hypothetical (b)	1,000.00	1,019.76	1.08	5.50

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 3

Van Kampen Large Cap Core

SCHEDULE OF INVESTMENTS
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES (0.0%)
Department Stores (0.0%)
Saks, Inc.
8.25%, due 11/15/2008	$1	$1
Total Corporate Debt Securities (cost: $1)		1
	Shares	Value
COMMON STOCKS (96.2%)
Air Transportation (0.0%)
Southwest Airlines Co.	1,800	$28
Amusement & Recreation Services (0.3%)
Disney (Walt) Co. (The)	15,400	528
Apparel & Accessory Stores (1.0%)
Abercrombie & Fitch Co.–Class A	25,359	1,766
Beverages (2.1%)
Anheuser-Busch Cos., Inc.	12,210	601
Coca-Cola Co. (The)	65,024	3,137
Business Credit Institutions (1.4%)
Freddie Mac	36,300	2,465
Business Services (5.9%)
Clear Channel Communications, Inc.	21,499	764
eBay, Inc. ‡	163,082	4,904
Fannie Mae	8,580	510
First Data Corp.	15,000	383
Monster Worldwide, Inc. ‡	30,674	1,431
Moody's Corp.	38,845	2,683
Chemicals & Allied Products (4.5%)
du Pont (E.I.) de Nemours & Co.	50,600	2,465
Monsanto Co.	96,645	5,077
Rohm & Haas Co. †	13,700	700
Commercial Banks (7.9%)
Bank of America Corp.	59,900	3,198
Bank of New York Co., Inc. (The)	29,600	1,165
Barclays PLC, Sponsored ADR †	3,400	198
Citigroup, Inc.	62,900	3,503
JP Morgan Chase & Co.	21,100	1,019
PNC Financial Services Group, Inc.	12,640	936
SunTrust Banks, Inc.	3,400	287
US Bancorp †	12,700	460
Wachovia Corp.	36,400	2,073
Wells Fargo & Co.	42,100	1,497
Communication (1.0%)
Comcast Corp.–Class A ‡	41,200	1,744
Communications Equipment (0.2%)
Nokia Corp., ADR	8,500	173
Telefonaktiebolaget LM Ericsson, ADR	5,500	221

	Shares	Value
Computer & Data Processing Services (6.1%)
Affiliated Computer Services, Inc.–Class A ‡	5,380	$263
Electronic Arts, Inc. ‡	23,081	1,162
Google, Inc.–Class A ‡	12,567	5,787
McAfee, Inc. ‡	10,700	304
Microsoft Corp.	16,800	502
Yahoo!, Inc. ‡†	121,165	3,095
Computer & Office Equipment (2.3%)
Apple Computer, Inc. ‡	18,878	1,602
Cisco Systems, Inc. ‡	18,100	495
Dell, Inc. ‡	41,300	1,036
Hewlett-Packard Co.	8,900	367
International Business Machines Corp.	6,860	666
Seagate Technology, Inc.–Escrow Shares ‡m	36,900	–	o
Drug Stores & Proprietary Stores (0.5%)
CVS Corp.	31,300	967
Electric Services (0.4%)
American Electric Power Co., Inc.	18,500	788
Electric, Gas & Sanitary Services (0.7%)
Waste Management, Inc.	35,560	1,308
Electronic & Other Electric Equipment (0.3%)
General Electric Co.	15,700	584
Electronic Components & Accessories (1.3%)
Flextronics International, Ltd. ‡†	16,600	191
Intel Corp.	41,700	844
Marvell Technology Group, Ltd. ‡†	53,220	1,021
Texas Instruments, Inc.	12,300	354
Entertainment (0.8%)
International Game Technology	31,701	1,465
Food & Kindred Products (3.8%)
Altria Group, Inc.	17,400	1,493
Cadbury Schweppes PLC, ADR †	26,500	1,138
Kraft Foods, Inc.–Class A †	35,400	1,264
Nestle SA, ADR	15,725	1,394
Unilever NV-NY Shares	63,100	1,719
Gas Production & Distribution (0.0%)
Dynegy, Inc.–Class A ‡	458	3
Holding & Other Investment Offices (3.0%)
Brookfield Asset Management, Inc. †	111,736	5,383
Hotels & Other Lodging Places (2.4%)
Marriott International, Inc.–Class A	62,880	3,001
Wynn Resorts, Ltd. †	14,844	1,393
Instruments & Related Products (0.2%)
KLA-Tencor Corp.	7,800	388

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 4

Van Kampen Large Cap Core

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Insurance (4.8%)
AFLAC, Inc.	8,100	$373
American International Group, Inc.	12,700	910
Berkshire Hathaway, Inc.–Class B ‡†	939	3,442
Chubb Corp.	29,480	1,560
St. Paul Travelers Cos., Inc. (The)	17,900	961
UnitedHealth Group, Inc.	27,253	1,464
Insurance Agents, Brokers & Service (0.1%)
Hartford Financial Services Group, Inc. (The)	2,000	187
Leather & Leather Products (0.7%)
Coach, Inc. ‡	31,964	1,373
Life Insurance (0.5%)
Genworth Financial, Inc.–Class A	8,400	287
Metlife, Inc.	11,900	702
Lumber & Other Building Materials (1.0%)
Home Depot, Inc. (The)	36,286	1,457
Lowe's Cos., Inc.	10,400	324
Management Services (1.2%)
Corporate Executive Board Co. †	24,789	2,174
Medical Instruments & Supplies (0.4%)
Boston Scientific Corp. ‡	40,500	696
Motion Pictures (1.6%)
News Corp., Inc.–Class B	40,000	890
Time Warner, Inc.	89,900	1,958
Oil & Gas Extraction (2.1%)
Total SA, ADR	6,400	460
Ultra Petroleum Corp. ‡	69,130	3,301
Paper & Allied Products (2.6%)
International Paper Co.	87,450	2,982
Kimberly-Clark Corp.	26,700	1,814
Pharmaceuticals (10.1%)
Abbott Laboratories	23,600	1,150
Bristol-Myers Squibb Co.	106,600	2,806
Cardinal Health, Inc.	11,800	760
Dade Behring Holdings, Inc.	30,767	1,225
Genentech, Inc. ‡	15,216	1,234
GlaxoSmithKline PLC, ADR †	37,900	2,000
Lilly (Eli) & Co.	29,100	1,516
Pfizer, Inc.	61,600	1,595
Roche Holding AG, ADR	17,120	1,532
Sanofi-Aventis, ADR	18,500	854
Schering-Plough Corp. †	81,000	1,915
Wyeth	34,900	1,777
Primary Metal Industries (1.2%)
Alcoa, Inc.	70,000	2,101

	Shares	Value
Printing & Publishing (1.1%)
Gannett Co., Inc.	6,900	$417
McGraw-Hill Cos., Inc. (The)	23,741	1,615
Radio & Television Broadcasting (3.4%)
Grupo Televisa SA, Sponsored ADR	112,545	3,040
Liberty Media Holding Corp.–Capital–Class A ‡	7,685	753
Liberty Media Holding Corp.–Interactive–Class A ‡	39,225	846
Viacom, Inc.–Class B ‡	38,150	1,565
Restaurants (0.8%)
McDonald's Corp.	31,966	1,417
Retail Trade (6.9%)
Amazon.com, Inc. ‡†	73,378	2,895
Costco Wholesale Corp.	52,738	2,788
Sears Holdings Corp. ‡	28,392	4,768
Wal-Mart Stores, Inc.	45,200	2,087
Security & Commodity Brokers (4.1%)
American Express Co.	53,722	3,259
Chicago Mercantile Exchange	2,474	1,261
Merrill Lynch & Co., Inc.	13,500	1,257
Western Union Co. (The) †	78,655	1,763
Stone, Clay & Glass Products (0.7%)
Cemex SA B de CV, ADR ‡	40,256	1,362
Telecommunications (5.2%)
America Movil SA de CV–Class L, ADR	65,460	2,960
AT&T, Inc.	76,100	2,721
Embarq Corp.	1,845	97
Sprint Nextel Corp.	24,300	459
Verizon Communications, Inc.	85,200	3,173
Transportation & Public Utilities (1.6%)
CH Robinson Worldwide, Inc.	32,519	1,330
Expeditors International of Washington, Inc.	37,045	1,500
Total Common Stocks (cost: $146,374)		175,006
	Principal	Value
SECURITY LENDING COLLATERAL (15.3%)
Debt (14.4%)
Bank Notes (0.4%)
Bank of America 5.32%, due 02/16/2007	$786	$786
Commercial Paper (3.4%)
Barton Capital LLC–144A 5.32%, due 01/16/2007 5.30%, due 01/17/2007 5.30%, due 01/17/2007	314 157 151	314 157 151
Charta LLC–144A 5.30%, due 01/31/2007	425	425

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 5

Van Kampen Large Cap Core

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
CIESCO LLC 5.31%, due 01/04/2007	$157	$157
Clipper Receivables Corp. 5.30%, due 01/31/2007	393	393
Compass Securitization–144A 5.30%, due 01/09/2007	498	498
CRC Funding LLC–144A 5.34%, due 01/23/2007	79	79
Fairway Finance Corp.–144A 5.30%, due 01/09/2007	593	593
Falcon Asset Securitization Corp.–144A 5.34%, due 01/22/2007	157	157
General Electric Capital Corp. 5.30%, due 01/26/2007	222	222
Greyhawk Funding–144A 5.31%, due 01/12/2007	157	157
Kitty Hawk Funding Corp.–144A 5.34%, due 01/10/2007	234	234
Liberty Street–144A 5.31%, due 01/17/2007	235	235
Old Line Funding LLC–144A 5.35%, due 01/04/2007	157	157
Park Avenue Receivables Corp.–144A 5.33%, due 01/18/2007	157	157
Ranger Funding Co. LLC–144A 5.32%, due 01/04/2007 5.31%, due 01/08/2007 5.33%, due 02/08/2007	157 386 152	157 386 152
Sheffield Receivables Corp.–144A 5.30%, due 01/12/2007	232	232
Three Pillars Funding LLC–144A 5.38%, due 01/02/2007	314	314
Variable Funding Capital Co. LLC–144A 5.29%, due 01/04/2007 5.31%, due 02/02/2007	79 157	79 157
Yorktown Capital LLC 5.30%, due 01/10/2007 5.33%, due 01/16/2007	388 157	388 157
Euro Dollar Overnight (1.9%)
Abbey National PLC 5.28%, due 01/05/2007	786	786
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	236	236
Credit Suisse First Boston Corp. 5.30%, due 01/05/2007	157	157
Fortis Bank 5.30%, due 01/02/2007 5.32%, due 01/03/2007	314 314	314 314

	Principal	Value
Euro Dollar Overnight (continued)
Societe Generale 5.31%, due 01/02/2007	$472	$472
Svenska Handlesbanken 5.25%, due 01/02/2007	277	277
UBS AG 5.29%, due 01/02/2007 5.30%, due 01/04/2007 5.30%, due 01/05/2007	236 314 314	236 314 314
Euro Dollar Terms (6.6%)
Bank of Nova Scotia 5.29%, due 01/30/2007 5.29%, due 02/06/2007 5.30%, due 02/27/2007	472 236 236	472 236 236
Barclays 5.31%, due 02/20/2007	786	786
Calyon 5.31%, due 02/16/2007 5.31%, due 02/22/2007 5.29%, due 03/05/2007	393 786 393	393 786 393
Canadian Imperial Bank of Commerce 5.31%, due 01/29/2007	786	786
Citigroup 5.31%, due 03/05/2007 5.31%, due 03/16/2007	739 786	739 786
Dexia Group 5.29%, due 01/16/2007	472	472
Fortis Bank 5.30%, due 01/24/2007 5.30%, due 01/26/2007	472 472	472 472
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007 5.31%, due 03/14/2007	786 472	786 472
Lloyds TSB Bank 5.30%, due 02/26/2007	157	157
Marshall & Ilsley Bank 5.30%, due 03/19/2007	236	236
Rabobank Nederland 5.30%, due 03/05/2007	472	472
Royal Bank of Canada 5.31%, due 02/14/2007	472	472
Royal Bank of Scotland 5.28%, due 01/11/2007 5.29%, due 01/16/2007 5.29%, due 02/09/2007	472 236 236	472 236 236
Societe Generale 5.27%, due 01/19/2007 5.29%, due 02/01/2007	314 786	314 786
The Bank of the West 5.29%, due 01/17/2007	393	393

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 6

Van Kampen Large Cap Core

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (2.1%) ††
Credit Suisse First Boston Corp. 5.35%, dated 12/29/2006 to be repurchased at $231 on 01/02/2007	$231	$231
Merrill Lynch & Co. 5.30%, dated 12/29/2006 to be repurchased at $2,865 on 01/02/2007	2,864	2,864
Morgan Stanley Dean Witter & Co. 5.30%, dated 12/29/2006 to be repurchased at $323 on 01/02/2007	323	323
Morgan Stanley Dean Witter & Co. 5.36%, dated 12/29/2006 to be repurchased at $490 on 01/02/2007	490	490
	Shares	Value
Investment Companies (0.9%)
Merrimac Cash Fund, Premium Class 1-day yield of 5.11% @	1,563,867	$1,564
Total Security Lending Collateral (cost: $27,847)		27,847
Total Investment Securities (cost: $174,222) #		$202,854

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2006, all or a portion of this security is on loan (see Note 1). The value at December 31, 2006, of all securities on loan is $27,025.

††  Cash collateral for the Repurchase Agreements, valued at $4,037, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.12% and 01/16/2007 - 12/01/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

o  Value is less than $1.

m  Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

#  Aggregate cost for federal income tax purposes is $175,351. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $31,831 and $4,328, respectively. Net unrealized appreciation for tax purposes is $27,503.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $4,791 or 2.6% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 7

Van Kampen Large Cap Core

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $174,222) (including securities loaned of $27,025)	$202,854
Cash	6,791
Receivables:
Investment securities sold	82
Interest	24
Dividends	134
Dividend reclaims receivable	4
	209,889
Liabilities:
Accounts payable and accrued liabilities: Shares redeemed	18
Management and advisory fees	117
Service fees	–	(a)
Administration fees	3
Payable for collateral for securities on loan	27,847
Other	33
	28,018
Net Assets	$181,871
Net Assets Consist of:
Capital stock ($.01 par value)	$97
Additional paid-in capital	142,975
Undistributed (accumulated) net investment income (loss)	1,539
Undistributed (accumulated) net realized gain (loss) from investment securities	8,628
Net unrealized appreciation (depreciation) on investment securities	28,632
Net Assets	$181,871
Net Assets by Class:
Initial Class	$180,443
Service Class	1,428
Shares Outstanding:
Initial Class	9,635
Service Class	75
Net Asset Value and Offering Price Per Share:
Initial Class	$18.73
Service Class	19.04

(a)  Rounds to less than $1.

STATEMENT OF OPERATIONS
For the year ended December 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $38)	$2,917
Interest	173
Income from loaned securities-net	25
3,115
Expenses:
Management and advisory fees	1,434
Printing and shareholder reports	21
Custody fees	40
Administration fees	38
Legal fees	4
Audit fees	17
Trustees fees	14
Service fees:
Service Class	3
Other	4
Total expenses	1,575
Net Investment Income (Loss)	1,540
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	9,904
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	6,701
Net Realized and Unrealized Gain (Loss) on Investment Securities	16,605
Net Increase (Decrease) in Net Assets Resulting from Operations	$18,145

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 8

Van Kampen Large Cap Core

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2006	December 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$1,540	$1,784
Net realized gain (loss) from investment securities	9,904	18,549
Change in unrealized appreciation (depreciation) on investment securities	6,701	(2,292)
	18,145	18,041
Distributions to Shareholders:
From net investment income:
Initial Class	(1,773)	(2,867)
Service Class	(10)	(13)
	(1,783)	(2,880)
From net realized gains:
Initial Class	(10,407)	–
Service Class	(72)	–
	(10,479)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	2,406	5,250
Service Class	442	458
	2,848	5,708
Dividends and distributions reinvested:
Initial Class	12,180	2,867
Service Class	82	13
	12,262	2,880
Cost of shares redeemed:
Initial Class	(48,100)	(49,221)
Service Class	(217)	(288)
	(48,317)	(49,509)
	(33,207)	(40,921)
Net increase (decrease) in net assets	(27,324)	(25,760)
Net Assets:
Beginning of year	209,195	234,955
End of year	$181,871	$209,195
Undistributed (accumulated) net investment income (loss)	$1,539	$1,782

	December 31, 2006	December 31, 2005
Share Activity:
Shares issued:
Initial Class	132	308
Service Class	24	26
	156	334
Shares issued–reinvested from distributions:
Initial Class	722	170
Service Class	5	1
	727	171
Shares redeemed:
Initial Class	(2,637)	(2,915)
Service Class	(12)	(16)
	(2,649)	(2,931)
Net increase (decrease) in shares outstanding:
Initial Class	(1,783)	(2,437)
Service Class	17	11
	(1,766)	(2,426)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 9

Van Kampen Large Cap Core

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2006	$18.23	$0.15	$1.59	$1.74	$(0.18)	$(1.06)	$(1.24)	$18.73
	12/31/2005	16.90	0.14	1.43	1.57	(0.24)	–	(0.24)	18.23
	12/31/2004	15.26	0.19	1.71	1.90	(0.26)	–	(0.26)	16.90
	12/31/2003	12.85	0.22	2.46	2.68	(0.27)	–	(0.27)	15.26
	12/31/2002	15.73	0.24	(2.81)	(2.57)	(0.31)	–	(0.31)	12.85
Service Class	12/31/2006	18.52	0.10	1.63	1.73	(0.15)	(1.06)	(1.21)	19.04
	12/31/2005	17.19	0.10	1.45	1.55	(0.22)	–	(0.22)	18.52
	12/31/2004	15.51	0.16	1.75	1.91	(0.23)	–	(0.23)	17.19
	12/31/2003	13.37	0.13	2.03	2.16	(0.02)	–	(0.02)	15.51

			Ratios/Supplemental Data
			Net Assets,	Ratio of Expenses		Net Investment
	For the		End of	to Average		Income (Loss)	Portfolio
	Period	Total	Period	Net Assets (f)		to Average	Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2006	10.33%	$180,443	0.82%	0.82%	0.81%	40%
	12/31/2005	9.41	208,119	0.82	0.82	0.84	50
	12/31/2004	12.75	234,150	0.82	0.82	1.23	175
	12/31/2003	21.08	246,502	0.83	0.83	1.62	180
	12/31/2002	(16.38)	243,355	0.84	0.85	1.73	251
Service Class	12/31/2006	10.06	1,428	1.07	1.07	0.55	40
	12/31/2005	9.12	1,076	1.07	1.07	0.59	50
	12/31/2004	12.53	805	1.07	1.07	1.03	175
	12/31/2003	16.14	225	1.08	1.08	1.31	180

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Van Kampen Large Cap Core (the "Fund") share classes commenced operations as follows:

Initial Class – April 8, 1991
    Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 10

Van Kampen Large Cap Core

NOTES TO FINANCIAL STATEMENTS
At December 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Van Kampen Large Cap Core (the "Fund") is part of ATST.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2006 was paying an interest rate of 3.70%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2006 of $27 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $11, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 11

Van Kampen Large Cap Core

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.  RELATED PARTY TRANSACTIONS

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company.

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $250 million of ANA
0.70% of ANA over $250 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.84% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2006. There are no amounts available for recapture at December 31, 2006.

Distribution and service fees: ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended. The Fund has also adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan for the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan for the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2008. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2006 were $1.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2006, to $9. Amounts deferred under the Deferred Compensation Plan are unfunded against the general assets of ATST.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of ATST upon his or her termination of service, other than removal for cause, is entitled to 50% of the trustee's current retainer for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by ATST on a pro rata basis allocable to each ATST fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 12

Van Kampen Large Cap Core

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts accrued under the Emeritus Plans are unsecured claims against the general assets of ATST. For the period ended December 31, 2006, the amount related to the Emeritus Plan was $8. As of December 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Purchases of securities:
Long-Term	$74,152
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	117,424
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$2,880
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	3,771
Long-term Capital Gain	8,491

The tax basis components of distributable earnings as of December 31, 2006 are as follows:

Undistributed Ordinary Income	$2,685
Undistributed Long-term Capital Gain	$8,611
Capital Loss Carryforward	$—
Net Unrealized Appreciation (Depreciation)	$27,503

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. The Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 13

Van Kampen Large Cap Core

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2006
(all amounts in thousands)

NOTE 6.–(continued)

to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Van Kampen Large Cap Core

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Large Cap Core (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 26, 2007

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 15

Van Kampen Large Cap Core

SUPPLEMENT TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $8,491 for the year ended December 31, 2006.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 16

Van Kampen Large Cap Core

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 7, 2006, the Board reviewed and considered the Investment Advisory Agreement between Van Kampen Large Cap Core (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Morgan Stanley Investment Management, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company industry and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same. The Trustees also considered the nature and quality of other services provided by TFAI to the Portfolio, such as compliance and legal services, and determined that such services were necessary for the Portfolio's operations and performed in a competent, professional manner.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2006. The Trustees concluded that TFAI and the Sub-Adviser has achieved consistent superior investment performance, noting that the performance of the Portfolio ranked in the first quintile relative to its peers over the past one-, two-, three- and five-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and very competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Board carefully considered revenues earned and expenses incurred by TFAI in managing the Portfolio. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board also carefully considered TFAI's pricing strategy. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages, although the Board asked TFAI to attempt to decrease the level of expenses in the future. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 17

Van Kampen Large Cap Core

statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of an asset-based breakpoint in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board noted that it receives quarterly reports on the Sub-Adviser's brokerage practices, including soft-dollar benefits it receives. The Board concluded that benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions and distribution/service fees, are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft dollar" arrangements are consistent with applicable law, including "best execution" requirements in particular. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration and fund accounting fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI makes a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by, among other things, TFAI's expense limitation and fee waiver arrangement with the Portfolio, which could result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2006

Van Kampen Large Cap Core 18

AEGON/Transamerica Series Trust

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The Trust is governed by a Board of Trustees. Subject to the supervision of the Board of Trustees, the assets of each portfolio are managed by an investment adviser and sub-advisers, and the respective portfolio managers. The Board of Trustees is responsible for managing the business and affairs of the Trust and oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and Officers of the Trust is as follows:

Name, Address and Age	Position	Term of Office and Length of Time Served*		Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Trusteeships
INDEPENDENT TRUSTEES**

Peter R. Brown 8323 40th Place North St. Petersburg, FL 33709 (DOB: 5/10/28)	Chairman, Trustee	1986–	present	Chairman & Trustee, Transamerica IDEX Mutual Funds (TA IDEX) (1986–present); Chairman & Director, Transamerica Income Shares (TIS) (2002–present); Director, Transamerica Index Funds, Inc. (TIF) (2002–2004); Chairman of the Board, Peter Brown Construction Company (1963–2000); Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps	92	N/A

Charles C. Harris 2 Seaside Lane, #304 Belleair Bluffs, FL 33756 (DOB: 7/15/30)	Trustee	1986–	present	Trustee, TA IDEX (1994–present); Director, TIS (2002–present)	92	N/A

Russell A. Kimball, Jr. 1160 Gulf Boulevard Clearwater Beach, FL 33767 (DOB: 8/17/44)	Trustee	1986–	present	Trustee, TA IDEX (2002–present); Director, TIS (2002–present); General Manager, Sheraton Sand Key Resort (1975–present)	92	N/A

William W. Short, Jr. 7882 Lantana Creek Road Largo, FL 33777 (DOB: 2/25/36)	Trustee	2000–	present	Trustee, TA IDEX (1986–present); Director, TIS (2002–present); Retired CEO and Chairman of the Board, Shorts, Inc.	92	N/A

Daniel Calabria 7068 S. Shore Drive S. South Pasadena, FL 33707 (DOB: 3/5/36)	Trustee	2001–	present	Trustee, TA IDEX (1996–present); Director, TIS (2002–present); Member of Investment Committee, Ronald McDonald House Charities of Tampa Bay, Inc. (1997–present); Trustee, The Hough Group of Funds (1993–2004); prior to 1996, served in senior executive capacities for several mutual fund management companies for more than 30 years	92	N/A

Janice B. Case 205 Palm Island NW Clearwater, FL 33767 (DOB: 9/27/52)	Trustee	2001–	present	Trustee, TA IDEX (2002–present); Director, TIS (2002–present); Senior Vice President, Florida Power Corporation (1996–2000); Director, Cadence Network, Inc. (1997–2004); Trustee, Morton Plant Mease Healthcare (1999–2005); Director, Arts Center & Theatre (2001–present)	92	Director, Central Vermont Public Service Corp (2001– present); Director, Western Electricity Coordinating Council (2002– present)

Leo J. Hill 7922 Bayou Club Blvd. Largo, FL 33777 (DOB: 3/27/56)	Trustee	2001–	present	Trustee, TA IDEX (2002–present); Director, TIS (2002–present); Owner & President, Prestige Automotive Group (2001–2005); President, L. J. Hill & Company (1999–Present); Principal, Advisor Network Solutions, LLC (2006–present); Market President, Nations Bank of Sun Coast Florida (1998–1999); President and CEO, Barnett Banks of Treasure Coast Florida (1994–1998); Executive Vice President & Sr. Credit Officer, Barnett Banks of Jacksonville, Florida (1991–1994); Sr. Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976–1991)	92	N/A

Name, Address and Age	Position	Term of Office and Length of Time Served*		Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Trusteeships
INDEPENDENT TRUSTEES (continued)

John W. Waechter 5913 Bayview Circle Gulfport, FL 33707 (DOB: 2/25/52)	Trustee	2004–	present	Trustee, TA IDEX (2005–present); Director, TIS (2004–present); Executive Vice President, Chief Financial Officer, Chief Compliance Officer, William R. Hough & Co. (1979–2004); Treasurer, The Hough Group of Funds (1993–2004)	92	N/A

Norm R. Nielsen 9687 Cypress Hammock, #201 Bonita Springs, FL 34135 (DOB 5/11/39)	Trustee	2006–	present	Trustee, TA IDEX (2006–present); Director, TIS (2006–present); President, Kirkwood Community College (1985–2005); Director, Iowa Health Systems (1994–2003); Director, Iowa City Area Development (1996–2004)	92	Iowa Student Loan Liquidity Corporation (1998– present); Buena Vista University Board of Trustees (2004– present); U.S. Bank (1988– present)

Name, Address† and Age	Position	Length of Time Served*		Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Trusteeships
INTERESTED TRUSTEES:***

John K. Carter (DOB: 4/24/61)	Trustee, President and Chief Executive Officer	2006–	present	Trustee (September 2006–present), President & CEO (July 2006–present), Sr. Vice President (1999–June 2006), Chief Compliance Officer, General Counsel & Secretary (1999–August 2006), TA IDEX; Sr. Vice President (1999–June 2006), Chief Compliance Officer, General Counsel & Secretary (1999–August 2006), ATST and TA IDEX; Director (September 2006–present), President and CEO (July 2006–present), Sr. Vice President (2002–June 2006), General Counsel, Secretary & Chief Compliance Officer (2002–August 2006), TIS; President, CEO (July 2006–present), Sr. Vice President (1999–June 2006), Director (2000–present), General Counsel, & Secretary (2000–September 2006), Chief Compliance Officer, (2004–August 2006), Transamerica Fund Advisors, Inc. (TFAI); President, CEO (July 2006–present), Sr. Vice President (1999–June 2006), Director (2001–present), General Counsel, & Secretary (2001–August 2006), Transamerica Fund Services, Inc. (TFS); Vice President, AFSG Securities Corporation (AFSG) (2001–present); CEO (July 2006–present), Vice President, Secretary & Chief Compliance Officer (2003–August 2006), Transamerica Investors, Inc. (TII); Sr. Vice President, General Counsel and Secretary, TIF (2002–2004); Vice President, Transamerica Investment Services, Inc. (TISI) (2003–2005) and Transamerica Investment Management, LLC (TIM) (2001–2005)	92	N/A

*  Each Trustee shall hold office until 1) his or her successor is elected and qualified or 2) he or she resigns or his or her term as a Trustee is terminated in accordance with the Trust's by-laws. The Trust will hold a shareholder meeting to elect the Board of Trustees at least once every five years.

**  Independent Trustees means a Trustee who is not an "interested person" (as defined under the 1940 Act) of ATST.

***  May be deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, due to employment with TFAI or an affiliate of TFAI.

Name, Address† and Age	Position	Term of Office and Length of Time Served††		Principal Occupation(s) During Past 5 Years
Dennis P. Gallagher (DOB: 12/19/70)	Sr. Vice President, General Counsel and Secretary	2006–	present	Sr. Vice President, General Counsel & Secretary, TA IDEX and TIS (September 2006–present); Vice President & Secretary, TII (September 2006–present); Director, Sr. Vice President, General Counsel and Secretary, TFAI and TFS (September 2006–present); Director (1998–2006), Deutsche Asset Management

Glenn E. Brightman (DOB: 12/01/72)	Sr. Vice President and Principal Financial Officer	2005–	present	Sr. Vice President and Principal Financial Officer, TA IDEX and TIS (2005–present); Vice President & Principal Financial Officer, TII (2005–present); Senior Vice President, TFS, TFAI (2005–present); Manager–Mutual Fund Accounting, The Vanguard Group, Inc. (1996–2005)

T. Gregory Reymann, II (DOB: 5/13/58)	Sr.Vice President and Chief Compliance Officer	2006–	present	Chief Compliance Officer & Senior Vice President, TA IDEX, TFAI, TIS (2006–present); Chief Compliance Officer (2006–present) & Vice President (2005–present), TII; Vice President and Senior Counsel, TFS (2005–2006); Vice President & Counsel, ATST, TA IDEX, TFAI, TIS (2004–2006), TFS (2004–2005) and TIF (2004); Attorney, Gould, Cooksey, et. al. (2002–2004)

†  The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of ATST except for the Chief Compliance Officer receives any compensation from ATST.

††  Elected and serves at the pleasure of the Board of Trustees of AEGON/Transamerica Series Trust.

Additional information about the AEGON/Transamerica Series Trust trustees can be found in the Statement of Additional Information, available without charge upon request by calling 1-800-851-9777.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the AEGON/Transamerica Series Trusts' proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission website (www.sec.gov).

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-800-851-9777; and (2) on the SEC's website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the Commission's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

P.O. Box 9012
Clearwater, FL 33758-9012

Distributor: AFSG Securities Corporation, Member NASD
4333 Edgewood Rd. NE
Cedar Rapids, IA 52499
Customer Service: 1-800-851-9777

On or after May 1, 2007, AFSG Securities Corporation will cease to be the distributing firm. At that time, affiliate Transamerica Capital, Inc., Member NASD, will become the distributor.

Item 2: Code of Ethics.

(a)                                  Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)                                 Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)                                  During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)                                  Not Applicable

(f)                                    Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that John W. Waechter is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Mr. Waechter is “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Mr. Waechter as “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon him any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon him as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31
(in thousands)		2006	2005
(a)	Audit Fees	566	492
(b)	Audit-related Fees	32	22
(c)	Tax Fees	52	39
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy * (see below)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence

		Yes	Yes

* (e) (1)                                                       The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee.  Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants. Not applicable.

Item 6: Schedule of Investments.

The Schedules of Investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

The Registrant’s Governance and Nominating Committee’s provisions with respect to nominations of Trustees to its Board are as follows:

A candidate for nomination as Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:

1.               Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2.               The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

•                  The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

•                  Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

•                  Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(1)           Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

•                  The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

•                  The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

•                  A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

3.               In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

•                  Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election.  Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination.  In addition, such securities must continue to be held through the date of the meeting.  The nominating shareholder or shareholder group must also bear the economic risk of the investment.

•                  The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares.  In addition the certification shall provide that the shares have been held continuously for at least two years.

4.               Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Committee.  This submission to the Funds must include:

•                  the shareholder’s contact information;

•                  the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

•                  all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

•                  a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Funds’ Board.

5.               The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

Item 11: Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)          (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Not applicable.

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AEGON/Transamerica Series Trust
(Registrant)

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer

Date:	March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer

Date:	March 8, 2007

By:	/s/ Glenn E. Brightman
Glenn E. Brightman
Principal Financial Officer

Date:	March 8, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer